ANNUAL REPORT


DECEMBER 31, 2000

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST


[FRANKLIN TEMPLETON LOGO]
FRANKLIN(R) TEMPLETON(R) INVESTMENTS

PAGE

[BEGIN CALLOUT] When selecting a Fund, there are two things you should consider:
1) your investment objective; and 2) the degree of risk with which you feel confortable. Before you make these decisions, you may want to review the investment strategy pyramid pictured to the right. The base of the pyramid represents investments emphasizing stability and preservation of capital. Moving up the pyramid, the categories reflect a greater focus on potential investment return-categories that generally entail a greater degree of investment risk as wll. Your investment representative can help you find the right investment choices to match your unique needs and tolerance for risk. You should also review the Franklin Templeton Variable Insurance Products Trust prospectus for more information.
[END CALLOUT]


INVESTMENT STRATEGY PYRAMID


[INSERT PYRAMID GRAPHICS]

HIGER
[INSERT GRAPHICS OF ARROW GOING UP AND DOWN]
RISK/REWARD POTENTIAL
LOWER



CAPITAL GROWTH
Franklin Agressive Growth Securities Fund/1,2/
Franklin Global Health Care Securities Fund
Franklin Large Cap Growth Securities Fund/1/
Franklin S&P 500 Index Fund/1,2/
Franklin Small Cap Fund/1,3/
Franklin Technology Securities Fund/1,2/
Mutual Discovery Securities Fund/1,3/
Templeton Developing Markets Securities Fund/1,3/
Templeton Growth Securities Fund/1,3/
Templeton International Securities Fund/1/
Templeton International Smaller Companies Securities Fund/1/
Templeton Pacific Growth Securities Fund/1,3/


GROWTH AND INCOME
Franklin Global Communications Securities Fund/1/
Franklin Growth and Income Securities Fund/1,3/
Franklin Income Securities Fund/1/
Franklin Natural Resources Securities Fund
Franklin Real Estate Fund/1/
Franklin Rising Dividends Securities Fund/1,3/
Franklin Value Securities Fund/1/
Mutual Shares Securities Fund/1,3/
Templeton Asset Strategy Fund/1/


INCOME
Franklin High Income Fund/1/
Franklin U.S. Government Fund/3/
Templeton Global Income Securities Fund
Two Franklin Zero Coupon Funds - maturing in 2005 and 2010/2/


CAPITAL PRESERVATION AND INCOME
Franklin Money Market Fund/1/


1. Investment options available under Valuemark Income Plus (VIP). VIP is not available in New York.
2. Investment options not available in Valuemark Charter.
3. Investment options available in USAllianz Alterity and USAllianz Rewards.

For services regarding your contract, please contact your investment represent-ative. You may also call 1-800/792-7198 (VIP) or 1-800/627-0197 (Valuemark deferred variable annuity). To ensure the highest quality of services, telephone calls to or from a service center may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


PAGE


FRANKLIN  TEMPLETON  VARIABLE INSURANCE
PRODUCTS TRUST ANNUAL REPORT

TABLE OF CONTENTS

Letter to Contract Owners ................................     2
A Word About Risk ........................................     4
Important Notes to Performance Information   .............     5
Fund Summaries
 Franklin Aggressive Growth Securities Fund ..............     7
 Franklin Global Communications Securities Fund ..........    11
 Franklin Global Health Care Securities Fund .............    17
  Prospectus Supplement  .................................    22
 Franklin Growth and Income Securities Fund ..............    23
 Franklin High Income Fund ...............................    29
 Franklin Income Securities Fund .........................    33
 Franklin Large Cap Growth Securities Fund  ..............    39
 Franklin Money Market Fund ..............................    45
 Franklin Natural Resources Securities Fund ..............    47
 Franklin Real Estate Fund  ..............................    51
 Franklin Rising Dividends Securities Fund ...............    55
 Franklin S&P 500 Index Fund  ............................    61
 Franklin Small Cap Fund .................................    65
 Franklin Technology Securities Fund  ....................    71
 Franklin U.S. Government Fund ...........................    77
 Franklin Value Securities Fund  .........................    81
 Franklin Zero Coupon Funds ..............................    87
 Mutual Discovery Securities Fund ........................    91
 Mutual Shares Securities Fund ...........................    97
 Templeton Asset Strategy Fund ...........................   103
  Prospectus Supplement  .................................   109
 Templeton Developing Markets Securities Fund  ...........   111
 Templeton Global Income Securities Fund .................   117
  Prospectus Supplement  .................................   122
 Templeton Growth Securities Fund ........................   123
  Prospectus Supplement  .................................   129
 Templeton International Securities Fund  ................   131
 Templeton International Smaller Companies Fund ..........   137
  Prospectus Supplement  .................................   142
 Templeton Pacific Growth Securities Fund ................   143
  Prospectus Supplement ..................................   147
Index Definitions ........................................   149
Financial Highlights & Statements of Investments .........   155
Financial Statements .....................................   259
Notes to Financial Statements ............................   280
Independent Auditors' Report .............................   301
Tax Designation ..........................................   302

ALLZ1 A00 02/01 ALLIANZ


Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Please Note: Franklin Templeton Variable Insurance Products Trust (VIP) currently consists of 28 separate funds, which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current information on which funds and classes are available in that product.

Please retain this document, including the enclosed prospectus supplements, with your current prospectus, for reference.

Page

LETTER TO CONTRACT OWNERS

Dear Contract Owners:

This annual report for Franklin Templeton Variable Insurance Products Trust covers the year ended December 31, 2000. The year 2000 was the fastest for global economic expansion since 1984; however, the pace slackened considerably in the second half of the year. By the end of the period, investors appeared concerned about how far the global economy might slide. The U.S. technology and telecommunications-dominated "new economy" lost steam in the first quarter, leading to a pronounced rotation from growth stocks into more value-oriented sectors. After considerable volatility, the domestic and international stock markets generally ended the year in negative territory. The technology-heavy Nasdaq Composite Index tumbled 38.83% to 2471, while the broader-based Standard & Poor's 500(R) (S&P 500(R)) Composite Index fell 9.11% to 1320. However, value stocks overall posted positive returns, as measured by the S&P Barra Value Index, which returned 5.15% for the year.(1)

In the first and second quarters of the year, the U.S. gross domestic product's (GDP's) annualized 4.8% and 5.6% growth rates contributed to inflationary fears. In an effort to moderate economic growth to more sustainable levels, the Federal Reserve Board (the Fed) raised the Fed funds target rate from 5.5% to 6.5%. In the third quarter, the GDP's dramatic deceleration to an annualized 2.2% growth rate, combined with data pointing to declining retail sales, manufacturing output and consumer confidence, confirmed that the economy had in fact slowed. These factors, in addition to earnings warnings from many high-profile companies, prompted Fed policy makers to change their outlook for the first time in two years. In December, despite the tight labor market, characterized by unemployment hovering near 30-year lows, and only moderate inflation (with the exception of higher energy prices), the Fed signaled that recession, rather than inflation, posed the greatest risk to U.S. economic expansion. In fact, by the end of the year, fourth quarter GDP growth dropped further, to a 1.4% annualized rate.

In the euro region (the 11 countries making up the European Monetary Union or EMU), economic growth also slowed in the third quarter primarily due to higher oil costs and inflation, which rose to its highest level in seven years in November. The European Central Bank raised interest rates six times during the reporting period in an effort to buttress the euro and hold back inflation. Oil prices climbed to over $36 a barrel before easing down to about $23 at the period's end. Declining crude oil

(1) Source: Standard and Poor's Micropal. The S&P/Barra Value Index, constructed by Standard & Poor's and Barra Inc., contains companies with lower price-to-book ratios and has 50 percent of the capitalization of the S&P 500 index. The S&P/Barra Value Index is a total return, capitalization-weighted index and is rebalanced semiannually. For an index description, please see the Index Definitions following the Fund Summaries.

2
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prices and the strengthening euro contributed to a more encouraging inflationary outlook for the region by the period's end. In Latin America, many countries displayed improved fundamentals, as witnessed by industrial production, import and export increases in Mexico and an advantageous debt swap for Brazil. In Asia, most countries continued economic recovery as well. For example, China is expected to post a budget surplus for the first time since 1985 and deliver 8.2% growth for the year under review. Japan, however, did not live up to expectations and suffered from lackluster economic growth and renewed doubts about its banking system.

Bonds enjoyed generally positive returns in the U.S., with rising prices, as the 10-year Treasury note yield fell from 6.44% at the beginning of the period to 5.11% at the end. The U.S. Treasury yield curve became inverted during the reporting period, with shorter-term bonds offering higher yields than longer-term bonds. Short-term rates moved upward in tandem with the federal funds target rate hikes, while longer-term rates moved downward due to the U.S. Treasury's 30-year buyback program. In local currency terms, global government bonds ended the period up as well, although the strong U.S. dollar lowered the returns in U.S.-dollar terms. High yield corporate bonds proved to be the exception to the overall upward trend in the fixed-income universe. The high yield asset class came under pressure as price erosion and U.S. equity market volatility contributed to investor risk aversion and concerns regarding the sustainability of corporate earnings.

At year-end, Fed Chairman Alan Greenspan continued to carefully monitor the economy, seeking to avoid the perils of inflation and recession. Despite evidence that the economy has reached and may continue to follow a more sustainable growth rate, the tight labor market and higher energy costs indicated that inflationary fears could still become a problem. On the other hand, concerns existed that too pronounced an economic slowdown could lead to a recession. However, investors remained hopeful the economy would strike the right balance.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on day-to-day market movements, but on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

                                                                              3
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A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the short term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

4
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IMPORTANT NOTES TO
PERFORMANCE INFORMATION

Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

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                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

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                                      FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Aggressive Growth Securities Fund seeks capital appreciation. The Fund invests primarily in equity securities of companies demonstrating accelerating growth, increasing profitability or above-average growth or growth potential as compared with the overall economy.
--------------------------------------------------------------------------------

The 12 months under review proved to be challenging for growth investors, as value stocks outperformed growth stocks. Overall technology stock weakness contributed to much of this divergence because such stocks typically are more widely held in growth portfolios. Dramatically rising energy prices limited economic growth in much of the world, and we saw weakness in many foreign economies. Consequently, growth stocks were markedly weak during the last three quarters of the year, as concerns arose over growth rates in the face of slowing worldwide economies. The reduced demand from foreign markets for technology products contributed to negative earnings announcements from industry leaders during the summer. As the year progressed, we saw this weakness spread to U.S. markets as our economy felt the effects of successive interest-rate hikes by the Federal Reserve Board (the Fed). For the year ended December 31, 2000, the Russell 3000 Value Index gained 8.04% while the Russell 3000 Growth Index declined 22.42%.(1)

The capital markets reacted negatively to the prospect of slower economic growth, and equity investors seemingly lost their appetite for growth stocks in favor of slower growing companies in the economy's more defensive areas. Within this environment, value investing decisively outperformed growth investing in most market capitalization segments. The Fund's poor absolute performance was primarily due to our technology exposure, and the weakness was most pronounced during the fourth quarter when fears of slowing growth and uncertainty in the U.S. presidential election were fresh in investors' minds. This significant exposure to a single sector may result in the Fund experiencing greater volatility than a more broadly diversified portfolio.(2)

(1) Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

(2) There are specific risks to investing in the technology sector, which can be subject to abrupt or erratic price movements due to the rapid pace of product change and development and significant competitive pressures.

This bar chart shows the industry breakdown of Franklin Aggressive Growth Securities Fund, based on total net assets as of 12/31/00.

Electronic Technology                               39.0%
Technology Services                                 25.4%
Health Technology                                    5.5%
Communications                                       4.7%
Transportation                                       3.3%
Commercial Services                                  2.8%
Producer Manufacturing                               2.7%
Consumer Services                                    2.0%
Retail Trade                                         2.0%
Utilities                                            1.9%
Finance                                              0.8%
Short-Term Investments & Other Net Assets            9.9%

                                                                              7
Page
 Top 10 Holdings
 Franklin Aggressive Growth
 Securities Fund
 12/31/00

 Company                           % of Total
 Industry                          Net Assets
---------------------------------------------
   Affiliated Computer
   Services Inc., A                    3.4%
   Technology Services

   Expeditors International of
   Washington Inc.                     3.3%
   Transportation

   Concord EFS Inc.                    2.8%
   Commercial Services

   Cadence Design
   Systems Inc.                        2.3%
   Technology Services

   Solectron Corp.                     2.3%
   Electronic Technology

   Applied Micro Circuits
   Corp.                               2.2%
   Electronic Technology

   Siebel Systems Inc.                 2.2%
   Technology Services

   Juniper Networks Inc.               2.2%
   Electronic Technology

   BEA Systems Inc.                    2.2%
   Technology Services

   Comverse Technology Inc.            2.2%
   Electronic Technology

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

During the year, we maintained our strategy of identifying and investing in companies we assessed as well-positioned for growth. We searched for such companies in a variety of industries, but during the year we believed many of the most promising growth companies were in the technology sector. Although the markets witnessed a tremendous shake-out in the pure-play Internet industry, the infrastructure build-up surrounding the Internet is still in the early stages. We saw opportunity in storage stocks, as the need to store, access and manage the growing flow of information continued to increase. Spending on storage grew as a percentage of total information technology spending, and we see tremendous growth potential for the market leaders. Our storage industry investments included EMC Corp., a leader in providing enterprise storage systems; VERITAS Software Corp., a provider of storage management software; and Brocade Communications Systems, a maker of switches that connect storage systems and computing devices.

One area of technology where we were cautious was the personal computer (PC) industry, where demand seemed to have slipped dramatically. In our opinion, the demand slowdown is due in part to the increased popularity of other devices, such as personal digital assistants and high-powered paging devices that allow users to access the Internet, send and receive email and perform other specific computing functions. In addition, PC users have had little need to upgrade their computers recently due to rapid advances in hardware functionality, and we believe this probably reduced demand as well. During the period, we reduced our exposure to stocks in companies with a dependence on the PC market, selling positions in Dell Computer, Apple Computer and Intel Corp. We will likely avoid such stocks until we feel the outlook for PC demand improves.

Outside of technology, we found what we considered to be attractive stocks in health care, financial services, transportation, and commercial and consumer services. We are especially optimistic about growth prospects for the health care sector, particularly for biotechnology stocks. Many biotech companies were benefiting from dramatic growth in new products, leading to rapid profitability growth in an industry where profits were scarce in the past. Among our biotechnology investments were Abgenix Inc., which develops antibody therapeutic products, and MedImmune, which develops biotech products for a variety of diseases, including auto-immune diseases and cancer.

8
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Looking forward, we remain optimistic about the long-term prospects for growth stocks, despite the market weakness experienced in 2000. There seems to have been an overall slowing in global economies, including that of the U.S., which is only natural given the incredible expansion we have seen the past several years. The economic slowdown has been recognized by the Fed, which may lower interest rates in the near future in an attempt to re-invigorate the economy. While we could see slowing short-term demand for technology until economic growth re-accelerates, we believe over the long term, the technology revolution is real. Increasingly, corporations are viewing technology expenditures as a necessary competitive tool, and we think this should fuel ongoing spending. We expect the markets to remain volatile, but we believe that growth for most companies will remain solid over the coming year. The market's weakness brought prices of many of our favorite stocks back to reasonable levels, in our opinion, and we will continue seeking to take advantage of any volatility to buy stocks of well-positioned growth companies at attractive valuations.

This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                                                                              9
Page

Franklin Aggressive
Growth Securities
Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00

Total return of Class 1 shares represents the cumulative change in value, assuming reinvestment of dividends and capital gains. Since the Fund has existed for less than one year, average annual total returns are not provided.

 Franklin Aggressive Growth Securities Fund - Class 1
 Period ended 12/31/00

                                     Since
                                  Inception
                                  (5/1/00)
---------------------------------------------
 Aggregate Total Return             -24.10%
 Value of $10,000 Investment         $7,590

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/00-12/31/00)

The graph compares the performance of Franklin Aggressive Growth Securities Fund - Class 1, the Standard and Poor's 500 Index and the Russell 3000 Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

The following line graph compares the performance of Franklin Aggressive Growth Securities Fund - Class 1 with that of the S&P 500* and Russell 3000 Growth Index*, based on a $10,000 investment from 5/1/00 to 12/31/00.

                                     Franklin Aggressive               S&P 500 Index     Russell
                                       Growth Securities                                    3000
                                          Fund - Class I                                  Growth
                                                                                           Index
                  -------------------------------------------------------------------------------
       05/01/2000                      $10,000                  $10,000                  $10,000
       05/31/2000      -0.80%           $9,920    -2.05%         $9,795       -5.29%      $9,471
       06/30/2000      13.00%          $11,210     2.46%        $10,036        7.93%     $10,222
       07/31/2000      -1.87%          $11,000    -1.56%         $9,879       -4.48%      $9,764
       08/31/2000      12.73%          $12,400     6.21%        $10,493        9.15%     $10,658
       09/30/2000      -3.95%          $11,910    -5.28%         $9,939       -9.16%      $9,681
       10/31/2000     -12.09%          $10,470    -0.42%         $9,897       -4.97%      $9,200
       11/30/2000     -24.74%           $7,880    -7.88%         $9,117      -14.97%      $7,823
       12/31/2000      -3.68%           $7,590     0.49%         $9,162       -2.57%      $7,622

*Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

              Past performance does not guarantee future results.

10
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                                  FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Global Communications Securities Fund seeks both capital appreciation and current income. The Fund invests primarily in equity securities of companies that are primarily engaged in providing communications services and communications equipment in any nation, including the U.S. and emerging markets.
--------------------------------------------------------------------------------

The year ended December 31, 2000, was a period of significant volatility for communications stocks and equity markets in general. During this time, interest rates rose in most countries, inflation generally remained subdued and most global economies produced gains in terms of gross domestic product (GDP). However, the world's equity markets were generally weak, with the bulk of major indexes declining substantially after having already priced in the positive economic news earlier in 1999 and the first quarter of 2000. The market's growth stock segment, led by telecommunications, technology and media companies, suffered significant corrections. Communications stocks were exceptionally hard hit by a series of declines, as evidenced by the -54.35% 12-month return of the Nasdaq Telecommunications Index compared with a -38.87% return for the broader Nasdaq Composite Index.(1) Due to our relatively conservative portfolio positioning based on anticipated market weakness, the Fund compared favorably against both indexes by sidestepping some of the year's most volatile issues within the telecommunications industry.

The fallout from recent declines created a global ripple effect, encouraging many investors to become cautious about extraordinarily high price-to-earnings ratios and a string of corporate earnings warnings released by some of the "new economy's" key participants. Although "new economy" and traditional "old economy" companies (including basic materials, industrial cyclicals and conventional retailers) continued to invest in cutting-edge communications equipment and services, communications stocks fell in tandem with the tech-heavy Nasdaq despite evidence of strong earnings. We did not find this situation too surprising. Ballooning valuations often need to be reduced after sustained periods of strong performance and widespread momentum-style investing such as we saw in 2000. The telecommunications industry, which comprises most of the Fund's holdings, witnessed a particularly protracted decline since it had been

(1) Source: Standard and Poor's Micropal. The Nasdaq Telecommunications Index is a capitalization-weighted index designed to measure the performance of all Nasdaq stocks in the telecommunications sector. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. For other index descriptions, please see the Index Definitions following the Fund Summaries.

This chart shows in pie format the geographic distribution of Franklin Global Communications Securities Fund as a percentage of total net assets on 12/31/00.

Americas                                    63.6%
Europe                                      12.7%
Asia & Middle East                           7.0%
Short-Term Investments & Other Net Assets   16.7%

                                                                             11
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 Top 10 Holdings
 Franklin Global Communications
 Securities Fund
 12/31/00

 Company                       % of Total
 Industry, Country             Net Assets
-----------------------------------------
   Alltel Corp.                3.1%
   Major
   Telecommunications,
   U.S.

   Vodafone Group PLC, ADR     2.7%
   Wireless
   Communications, U.K.

   Telecom Italia SpA          2.7%
   Major
   Telecommunications,
   Italy

   BellSouth Corp.             2.7%
   Major
   Telecommunications,
   U.S.

   Motorola Inc.               2.6%
   Telecommunications
   Equipment, U.S.

   Nokia Corp., ADR            2.5%
   Telecommunications
   Equipment, Finland

   Telefonica SA, ADR          2.2%
   Major
   Telecommunications,
   Spain

   Comcast Corp., A            2.2%
   Cable/Satellite TV, U.S.

   Qwest Communications
   International Inc.          2.1%
   Specialty
   Telecommunications,
   U.S.

   Citizens Communications
   Co., B                      2.1%
   Specialty
   Telecommunications,
   U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

outperforming the general market for a long time amid considerable investor enthusiasm.

It is important to remember that 2000's telecommunications stock volatility was caused, in our opinion, more by valuation concerns than by the communications industries' weakening fundamentals. Many communications stocks' prices appreciated substantially in years prior to 2000, and by our analysis were overvalued when the telecommunications sector experienced a broad sell-off beginning in March. We believe that many of the secular trends that drove the rally in such stocks over the past few years are still in place. Currently, we are seeking to take advantage of market weakness to position the Fund for potentially strong growth as conditions improve.

We generally evaluate potential investments based on each company's fundamentals and the regulatory and economic environment in which it operates. Although we want to own industry leaders, we also strive to maintain broad diversification by investing in smaller and emerging companies with new products and technologies. In addition to research on individual companies, we consider investment themes that we feel have the possibility of positively impacting the industry and individual companies. We believe that this second layer of analysis helps us position the Fund for strong growth potential.

During 2000, we believe established trends in telecommunications remained firmly in place. Demand for bandwidth was strong due to growth in Internet and other data traffic. We believe this trend will continue as the Internet becomes further ingrained in our daily lives, and as corporations strive to increase productivity by bolstering their communications networks and outsourcing many of their data-related functions. As the number of users and complexity of the information they send and retrieve increases, we believe network service companies and network equipment providers could benefit. U.K.-based Cable & Wireless, one of our larger holdings, is an example of such a company. Cable & Wireless runs a global data network carrying a significant portion of today's Internet and corporate data traffic.

As communications networks become more critical to businesses and individuals alike, controlling the "local loop" or the "last mile" of the network is becoming more valuable. Therefore, we sought investment in companies that provide local services to the end users. BellSouth and Citizens Communications, two of our top holdings, were just two examples within the portfolio at year's end.

12
Page

Another evolving trend is the growth of wireless communications. The number of wireless subscribers continues to grow at record rates throughout much of the world. Due to the relatively low percentage of cellular phone users in the U.S., we are particularly bullish on the U.S. wireless market. For this reason, Alltel Corporation, a U.S. wireless provider, became one of our top holdings in 2000.

Wireless growth was also strong in Western Europe, where several countries boast wireless penetration above 50%. In some cases, this rate is higher than their wireline penetration rate, indicating the technology's strong acceptance. Attempting to take advantage of this trend, we maintained a large position in Vodafone, a U.K.-based wireless provider that has been aggressively creating alliances to expand its business globally. The growth of wireless communications also creates demand for wireless handsets, hardware and other equipment. Mainly for this reason, our top holdings include wireless handset and equipment makers Motorola (U.S.) and Nokia (Finland).

Looking forward, we remain optimistic about communications industry fundamentals. Companies within the industry are selling services to a rapidly expanding segment of the economy in developed and emerging nations. New Internet applications must be accompanied by telecommunications infrastructure improvements that will allow content to reach end users, and we believe wireless telecommunications growth will continue to drive the need for network construction, new handsets and additional functionality. The Fund has exposure to all of these areas, and we believe it is well-positioned with solid companies that stand to benefit from the changes occurring in global communications.

This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy. The Fund concentrates its investments in a single industry. By doing so, the Fund may experience greater volatility than a fund with a more broadly diversified portfolio.

                                                                             13
Page

Franklin Global
Communications
Securities Fund
Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Global Communications Securities Fund - Class 1
Periods ended 12/31/00

                                                                          Since
                                                                       Inception
                                  1-Year      5-Year       10-Year     (1/24/89)
---------------------------------------------------------------------------------
 Average Annual Total Return   -32.85%     +7.16%        +9.40%        +9.75%
 Cumulative Total Return       -32.85%    +41.28%      +145.60%      +203.65%
 Value of $10,000 Investment    $6,715    $14,128      $ 24,560      $ 30,365

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin Global Communications Securities Fund - Class 1 and the Standard & Poor's 500 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin Global Communications Securities Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the Standard & Poor's 500 Index* from 1/1/91-12/31/00.

                                            Franklin Global             S&P 500
                                  Communications Securities
                                             Fund - Class I
                ----------------------------------------------------------------
     01/01/1991                        $10,000                          $10,000
     01/31/1991        -1.06%           $9,894        4.36%             $10,436
     02/28/1991         3.63%          $10,253        7.15%             $11,182
     03/31/1991         1.67%          $10,424        2.42%             $11,453
     04/30/1991         0.78%          $10,506        0.24%             $11,480
     05/31/1991        -0.16%          $10,489        4.31%             $11,975
     06/30/1991        -0.75%          $10,411       -4.58%             $11,427
     07/31/1991         3.95%          $10,822        4.66%             $11,959
     08/31/1991         2.71%          $11,115        2.37%             $12,243
     09/30/1991         3.47%          $11,500       -1.67%             $12,038
     10/31/1991         1.46%          $11,668        1.34%             $12,199
     11/30/1991         1.94%          $11,894       -4.03%             $11,708
     12/31/1991         3.88%          $12,355       11.44%             $13,047
     01/31/1992        -3.39%          $11,936       -1.86%             $12,804
     02/29/1992        -0.21%          $11,911        1.29%             $12,970
     03/31/1992        -0.63%          $11,836       -1.95%             $12,717
     04/30/1992         2.97%          $12,188        2.94%             $13,091
     05/31/1992         1.93%          $12,423        0.49%             $13,155
     06/30/1992         1.20%          $12,571       -1.49%             $12,959
     07/31/1992         5.38%          $13,248        4.09%             $13,489
     08/31/1992        -0.39%          $13,196       -2.05%             $13,212
     09/30/1992         0.45%          $13,256        1.17%             $13,367
     10/31/1992        -0.65%          $13,171        0.34%             $13,412
     11/30/1992         0.13%          $13,188        3.40%             $13,868
     12/31/1992         2.66%          $13,539        1.23%             $14,039
     01/31/1993         1.58%          $13,752        0.84%             $14,157
     02/28/1993         5.41%          $14,497        1.36%             $14,349
     03/31/1993         0.89%          $14,625        2.11%             $14,652
     04/30/1993         0.06%          $14,634       -2.42%             $14,297
     05/31/1993        -0.41%          $14,574        2.67%             $14,679
     06/30/1993         2.44%          $14,930        0.29%             $14,722
     07/31/1993         1.99%          $15,227       -0.40%             $14,663
     08/31/1993         2.75%          $15,646        3.79%             $15,219
     09/30/1993        -0.50%          $15,568       -0.77%             $15,101
     10/31/1993        -0.62%          $15,471        2.07%             $15,414
     11/30/1993        -4.74%          $14,738       -0.95%             $15,268
     12/31/1993         1.54%          $14,965        1.21%             $15,452
     01/31/1994        -2.04%          $14,659        3.40%             $15,978
     02/28/1994        -5.06%          $13,917       -2.71%             $15,545
     03/31/1994        -3.51%          $13,428       -4.36%             $14,867
     04/30/1994         2.34%          $13,743        1.28%             $15,057
     05/31/1994        -5.21%          $13,027        1.64%             $15,304
     06/30/1994        -3.85%          $12,526       -2.45%             $14,929
     07/31/1994         5.13%          $13,168        3.28%             $15,419
     08/31/1994         0.98%          $13,296        4.10%             $16,051
     09/30/1994        -2.48%          $12,966       -2.44%             $15,659
     10/31/1994         1.93%          $13,216        2.25%             $16,012
     11/30/1994         0.56%          $13,290       -3.64%             $15,429
     12/31/1994        -0.41%          $13,235        1.48%             $15,657
     01/31/1995         5.83%          $14,006        2.59%             $16,063
     02/28/1995         0.39%          $14,061        3.90%             $16,689
     03/31/1995        -1.44%          $13,859        2.95%             $17,182
     04/30/1995         2.12%          $14,153        2.94%             $17,687
     05/31/1995         5.51%          $14,933        4.00%             $18,394
     06/30/1995        -0.10%          $14,918        2.32%             $18,821
     07/31/1995         0.20%          $14,947        3.32%             $19,446
     08/31/1995         0.97%          $15,092        0.25%             $19,494
     09/30/1995         5.66%          $15,947        4.22%             $20,317
     10/31/1995         2.25%          $16,306       -0.36%             $20,244
     11/30/1995         1.67%          $16,578        4.39%             $21,133
     12/31/1995         4.86%          $17,384        1.93%             $21,541
     01/31/1996         1.79%          $17,695        3.40%             $22,273
     02/29/1996        -1.81%          $17,375        0.93%             $22,480
     03/31/1996        -0.06%          $17,365        0.96%             $22,696
     04/30/1996        -2.07%          $17,006        1.47%             $23,030
     05/31/1996         2.23%          $17,384        2.58%             $23,624
     06/30/1996         4.42%          $18,153        0.38%             $23,713
     07/31/1996        -5.25%          $17,201       -4.42%             $22,665
     08/31/1996         2.14%          $17,569        2.11%             $23,144
     09/30/1996         0.58%          $17,672        5.63%             $24,447
     10/31/1996         3.24%          $18,245        2.76%             $25,121
     11/30/1996         1.80%          $18,573        7.56%             $27,020
     12/31/1996         0.22%          $18,614       -1.98%             $26,485
     01/31/1997         2.15%          $19,013        6.25%             $28,141
     02/28/1997        -0.11%          $18,993        0.78%             $28,360
     03/31/1997        -3.29%          $18,368       -4.11%             $27,195
     04/30/1997        -0.95%          $18,194        5.97%             $28,818
     05/31/1997         6.36%          $19,351        6.09%             $30,573
     06/30/1997         3.28%          $19,986        4.48%             $31,943
     07/31/1997         2.38%          $20,462        7.96%             $34,486
     08/31/1997        -3.40%          $19,766       -5.60%             $32,554
     09/30/1997         5.23%          $20,798        5.48%             $34,338
     10/31/1997        -1.67%          $20,450       -3.34%             $33,191
     11/30/1997         6.64%          $21,808        4.63%             $34,728
     12/31/1997         8.20%          $23,596        1.72%             $35,326
     01/31/1998        -3.05%          $22,876        1.11%             $35,718
     02/28/1998         4.36%          $23,874        7.21%             $38,293
     03/31/1998         7.58%          $25,685        5.12%             $40,253
     04/30/1998        -3.21%          $24,861        1.01%             $40,660
     05/31/1998        -2.43%          $24,257       -1.72%             $39,961
     06/30/1998         3.61%          $25,132        4.06%             $41,583
     07/31/1998        -2.91%          $24,400       -1.07%             $41,138
     08/31/1998        -6.73%          $22,757      -14.46%             $35,190
     09/30/1998         5.41%          $23,989        6.41%             $37,445
     10/31/1998         1.93%          $24,451        8.13%             $40,490
     11/30/1998         2.36%          $25,029        6.06%             $42,943
     12/31/1998         4.82%          $26,236        5.76%             $45,417
     01/31/1999        -1.52%          $25,837        4.18%             $47,315
     02/28/1999        -4.12%          $24,772       -3.11%             $45,844
     03/31/1999         1.45%          $25,131        4.00%             $47,677
     04/30/1999         7.30%          $26,966        3.87%             $49,522
     05/31/1999         1.81%          $27,454       -2.36%             $48,354
     06/30/1999         4.21%          $28,610        5.55%             $51,037
     07/31/1999        -0.59%          $28,441       -3.12%             $49,445
     08/31/1999        -2.43%          $27,750       -0.50%             $49,198
     09/30/1999         0.32%          $27,839       -2.74%             $47,850
     10/31/1999         8.51%          $30,208        6.33%             $50,879
     11/30/1999         6.97%          $32,313        2.03%             $51,912
     12/31/1999        13.21%          $36,582        5.89%             $54,969
     01/31/2000        -0.04%          $36,567       -5.02%             $52,210
     02/29/2000         8.93%          $39,833       -1.89%             $51,223
     03/31/2000         1.22%          $40,319        9.78%             $56,232
     04/30/2000       -12.12%          $35,432       -3.01%             $54,540
     05/31/2000        -7.32%          $32,839       -2.05%             $53,422
     06/30/2000         7.78%          $35,393        2.46%             $54,736
     07/31/2000        -6.79%          $32,990       -1.56%             $53,882
     08/31/2000         4.76%          $34,560        6.21%             $57,228
     09/30/2000        -7.89%          $31,834       -5.28%             $54,207
     10/31/2000        -2.73%          $30,965       -0.42%             $53,979
     11/30/2000       -19.80%          $24,834       -7.88%             $49,725
     12/31/2000        -1.08%          $24,560        0.49%             $49,969

*Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

              Past performance does not guarantee future results.

14
Page

Franklin Global
Communications
Securities Fund
Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Global Communications Securities Fund - Class 2*
Periods ended 12/31/00
                                                                            Since      Since Class 2
                                                                         Inception      Inception
                                    1-Year       5-Year      10-Year     (1/24/89)       (1/6/99)
                               ------------- ------------ ------------ ------------- ---------------
 Average Annual Total Return        -32.97%       +7.05%     +9.35%       +9.71%            -4.86%
 Cumulative Total Return            -32.97%      +40.61%   +144.44%     +202.21%            -9.40%
 Value of $10,000 Investment         $6,703      $14,061    $24,444      $30,221            $9,060

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin Global Communications Securities Fund - Class 2* and the Standard & Poor's 500 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin Global Communications Securities Fund - Class 2* as tracked by the growth in value of a $10,000 investment to that of the Standard & Poor's 500 Index** from 1/1/91-12/31/00.

                                           Franklin Global             S&P 500
                                 Communications Securities
                                           Fund - Class II
               ----------------------------------------------------------------
    01/01/1991                         $10,000                         $10,000
    01/31/1991     -1.06%               $9,894       4.36%             $10,436
    02/28/1991      3.63%              $10,253       7.15%             $11,182
    03/31/1991      1.67%              $10,424       2.42%             $11,453
    04/30/1991      0.78%              $10,506       0.24%             $11,480
    05/31/1991     -0.16%              $10,489       4.31%             $11,975
    06/30/1991     -0.75%              $10,411      -4.58%             $11,427
    07/31/1991      3.95%              $10,822       4.66%             $11,959
    08/31/1991      2.71%              $11,115       2.37%             $12,243
    09/30/1991      3.47%              $11,500      -1.67%             $12,038
    10/31/1991      1.46%              $11,668       1.34%             $12,199
    11/30/1991      1.94%              $11,894      -4.03%             $11,708
    12/31/1991      3.88%              $12,355      11.44%             $13,047
    01/31/1992     -3.39%              $11,936      -1.86%             $12,804
    02/29/1992     -0.21%              $11,911       1.29%             $12,970
    03/31/1992     -0.63%              $11,836      -1.95%             $12,717
    04/30/1992      2.97%              $12,188       2.94%             $13,091
    05/31/1992      1.93%              $12,423       0.49%             $13,155
    06/30/1992      1.20%              $12,571      -1.49%             $12,959
    07/31/1992      5.38%              $13,248       4.09%             $13,489
    08/31/1992     -0.39%              $13,196      -2.05%             $13,212
    09/30/1992      0.45%              $13,256       1.17%             $13,367
    10/31/1992     -0.65%              $13,171       0.34%             $13,412
    11/30/1992      0.13%              $13,188       3.40%             $13,868
    12/31/1992      2.66%              $13,539       1.23%             $14,039
    01/31/1993      1.58%              $13,752       0.84%             $14,157
    02/28/1993      5.41%              $14,497       1.36%             $14,349
    03/31/1993      0.89%              $14,625       2.11%             $14,652
    04/30/1993      0.06%              $14,634      -2.42%             $14,297
    05/31/1993     -0.41%              $14,574       2.67%             $14,679
    06/30/1993      2.44%              $14,930       0.29%             $14,722
    07/31/1993      1.99%              $15,227      -0.40%             $14,663
    08/31/1993      2.75%              $15,646       3.79%             $15,219
    09/30/1993     -0.50%              $15,568      -0.77%             $15,101
    10/31/1993     -0.62%              $15,471       2.07%             $15,414
    11/30/1993     -4.74%              $14,738      -0.95%             $15,268
    12/31/1993      1.54%              $14,965       1.21%             $15,452
    01/31/1994     -2.04%              $14,659       3.40%             $15,978
    02/28/1994     -5.06%              $13,917      -2.71%             $15,545
    03/31/1994     -3.51%              $13,428      -4.36%             $14,867
    04/30/1994      2.34%              $13,743       1.28%             $15,057
    05/31/1994     -5.21%              $13,027       1.64%             $15,304
    06/30/1994     -3.85%              $12,526      -2.45%             $14,929
    07/31/1994      5.13%              $13,168       3.28%             $15,419
    08/31/1994      0.98%              $13,296       4.10%             $16,051
    09/30/1994     -2.48%              $12,966      -2.44%             $15,659
    10/31/1994      1.93%              $13,216       2.25%             $16,012
    11/30/1994      0.56%              $13,290      -3.64%             $15,429
    12/31/1994     -0.41%              $13,235       1.48%             $15,657
    01/31/1995      5.83%              $14,006       2.59%             $16,063
    02/28/1995      0.39%              $14,061       3.90%             $16,689
    03/31/1995     -1.44%              $13,859       2.95%             $17,182
    04/30/1995      2.12%              $14,153       2.94%             $17,687
    05/31/1995      5.51%              $14,933       4.00%             $18,394
    06/30/1995     -0.10%              $14,918       2.32%             $18,821
    07/31/1995      0.20%              $14,947       3.32%             $19,446
    08/31/1995      0.97%              $15,092       0.25%             $19,494
    09/30/1995      5.66%              $15,947       4.22%             $20,317
    10/31/1995      2.25%              $16,306      -0.36%             $20,244
    11/30/1995      1.67%              $16,578       4.39%             $21,133
    12/31/1995      4.86%              $17,384       1.93%             $21,541
    01/31/1996      1.79%              $17,695       3.40%             $22,273
    02/29/1996     -1.81%              $17,375       0.93%             $22,480
    03/31/1996     -0.06%              $17,365       0.96%             $22,696
    04/30/1996     -2.07%              $17,006       1.47%             $23,030
    05/31/1996      2.23%              $17,384       2.58%             $23,624
    06/30/1996      4.42%              $18,153       0.38%             $23,713
    07/31/1996     -5.25%              $17,201      -4.42%             $22,665
    08/31/1996      2.14%              $17,569       2.11%             $23,144
    09/30/1996      0.58%              $17,672       5.63%             $24,447
    10/31/1996      3.24%              $18,245       2.76%             $25,121
    11/30/1996      1.80%              $18,573       7.56%             $27,020
    12/31/1996      0.22%              $18,614      -1.98%             $26,485
    01/31/1997      2.15%              $19,013       6.25%             $28,141
    02/28/1997     -0.11%              $18,993       0.78%             $28,360
    03/31/1997     -3.29%              $18,368      -4.11%             $27,195
    04/30/1997     -0.95%              $18,194       5.97%             $28,818
    05/31/1997      6.36%              $19,351       6.09%             $30,573
    06/30/1997      3.28%              $19,986       4.48%             $31,943
    07/31/1997      2.38%              $20,462       7.96%             $34,486
    08/31/1997     -3.40%              $19,766      -5.60%             $32,554
    09/30/1997      5.23%              $20,798       5.48%             $34,338
    10/31/1997     -1.67%              $20,450      -3.34%             $33,191
    11/30/1997      6.64%              $21,808       4.63%             $34,728
    12/31/1997      8.20%              $23,596       1.72%             $35,326
    01/31/1998     -3.05%              $22,876       1.11%             $35,718
    02/28/1998      4.36%              $23,874       7.21%             $38,293
    03/31/1998      7.58%              $25,685       5.12%             $40,253
    04/30/1998     -3.21%              $24,861       1.01%             $40,660
    05/31/1998     -2.43%              $24,257      -1.72%             $39,961
    06/30/1998      3.61%              $25,132       4.06%             $41,583
    07/31/1998     -2.91%              $24,400      -1.07%             $41,138
    08/31/1998     -6.73%              $22,757     -14.46%             $35,190
    09/30/1998      5.41%              $23,989       6.41%             $37,445
    10/31/1998      1.93%              $24,451       8.13%             $40,490
    11/30/1998      2.36%              $25,029       6.06%             $42,943
    12/31/1998      4.82%              $26,236       5.76%             $45,417
    01/31/1999     -1.52%              $25,837       4.18%             $47,315
    02/28/1999     -4.17%              $24,759      -3.11%             $45,844
    03/31/1999      1.40%              $25,106       4.00%             $47,677
    04/30/1999      7.26%              $26,929       3.87%             $49,522
    05/31/1999      1.86%              $27,430      -2.36%             $48,354
    06/30/1999      4.12%              $28,560       5.55%             $51,037
    07/31/1999     -0.60%              $28,388      -3.12%             $49,445
    08/31/1999     -2.44%              $27,696      -0.50%             $49,198
    09/30/1999      0.32%              $27,784      -2.74%             $47,850
    10/31/1999      8.42%              $30,124       6.33%             $50,879
    11/30/1999      6.99%              $32,229       2.03%             $51,912
    12/31/1999     13.15%              $36,467       5.89%             $54,969
    01/31/2000     -0.04%              $36,453      -5.02%             $52,210
    02/29/2000      8.92%              $39,704      -1.89%             $51,223
    03/31/2000      1.19%              $40,177       9.78%             $56,232
    04/30/2000    -12.13%              $35,303      -3.01%             $54,540
    05/31/2000     -7.35%              $32,709      -2.05%             $53,422
    06/30/2000      7.75%              $35,244       2.46%             $54,736
    07/31/2000     -6.82%              $32,840      -1.56%             $53,882
    08/31/2000      4.78%              $34,410       6.21%             $57,228
    09/30/2000     -7.87%              $31,702      -5.28%             $54,207
    10/31/2000     -2.81%              $30,811      -0.42%             $53,979
    11/30/2000    -19.84%              $24,698      -7.88%             $49,725
    12/31/2000     -1.05%              $24,444       0.49%             $49,969

**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

15

Page

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

16
Page

                                     FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Global Health Care Securities Fund seeks capital appreciation. The Fund invests primarily in U.S. and foreign equity securities issued by large and small capitalization health care companies, including pharmaceutical, biotechnology, medical and health services, and medical supply companies.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Global Health Care Securities Fund's annual report for the period ended December 31, 2000. During this time, the Fund performed extremely well, as shown in the Performance Summary following this discussion. The Fund's benchmarks, the Standard & Poor's 500 (S&P 500) Index, declined 9.11%, and the S&P(R) Health Care Composite Index returned 31.00%.(1)

Many factors contributed to the Fund's strong performance during the reporting period. First, the completion of the Human Genome Project sparked a huge rally in biotechnology stocks early in the year. Second, generous reimbursement increases from the federally funded Medicare program benefited health care providers. Third, in a slowing economic environment, the health care sector's stable demand trends proved attractive to many investors. Thus, as other sectors announced earnings disappointments, health care fundamentals remained strong.

Although the Fund has the ability to invest in equity securities of health care companies around the world, we concentrated most of our investments in the U.S. during the reporting period. The domestic market grew faster than most foreign markets, and we felt that foreign health care valuations were too high to justify their lower earnings growth rates.

Our largest industry for most of the year was biotechnology. Compared to the pharmaceutical sector, biotechnology companies have significantly more products in late-phase clinical trials -- at a fraction of the pharmaceutical industry's total market capitalization. Furthermore, we expect upcoming product launches in the next three years to nearly triple the number of profitable biotechnology companies. We focused this sector's investments on companies that already have products on the market, or in late-phase clinical trials, and our largest biotechnology holdings on December 31, 2000, included Biogen, Amgen, Genentech and COR Therapeutics.

(1) Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

                                                                             17
Page

 Top 10 Holdings
 Franklin Global Health Care
 Securities Fund
 12/31/00
                                % of Total
 Company                        Net Assets
------------------------------------------
   Pfizer Inc.                       4.3%

   Bristol Myers Squibb Co.          3.9%

   Genentech Inc.                    3.8%

   Schering-Plough Corp.             3.7%

   United Health Group Inc.          3.5%

   Abbott Laboratories               3.3%

   American Home Products
   Corp.                             3.2%

   Watson Pharmaceutical
   Inc.                              3.0%

   Alpharma Inc.                     2.8%

   Biogen Inc.                       2.8%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Over the past year, we reduced our weighting in the large pharmaceutical companies. Despite these companies' excellent managements and long track records of strong growth, we believe that fewer products in the pipeline and a more stringent approval process for new drugs signal slower growth ahead. In addition, large-cap pharmaceutical valuations have been at the high end of their historical range. Pfizer continued to be the Fund's largest position and the one exception for this group. Pfizer's broad portfolio of core products, many of which continue to post double-digit growth; robust new product pipeline, the most exciting of which is an inhaled insulin formulation; and its industry-leading earnings growth, recently augmented by cost synergies from its merger with Warner Lambert, contributed to our optimistic outlook. At the period's end, Pfizer was the largest and the fastest-growing pharmaceutical company in the world.

The health care services area surprised us with its dramatically improved fundamentals, in our opinion, and we steadily increased the industry's weighting in the Fund. In the managed care arena, price increases exceeded cost trends and margins improved. After owning the managed health care leader, United Healthcare, for many years, we added Cigna because of its attractive valuation during the period. Hospital management stocks constituted an even larger Fund weighting at period-end. These companies benefited from Medicare rate increases and higher fees from HMOs. Relatively inexpensive among health care stocks at the beginning of the year, we considered them a terrific investment opportunity.

Having said this, we also believe it's important to sound a note of caution. Investors should be aware that the Fund is unlikely to deliver returns like those of this past year. In any given year, we may see some corrections. In addition, health care and biotechnology companies that appear promising today may be eclipsed by even newer, more cutting-edge competitors. We're very proud of the Fund's performance during the past year, and although we would like to bring you similar news next year, we cannot promise that this will be possible.

18
Page

Looking forward, we will continue our efforts to seize upon the investment opportunities which present themselves in the health care sector in a timely and disciplined fashion, providing our shareholders with unique opportunities to invest in today's newest and fastest-growing health care companies.

Thank you for your participation in Franklin Global Health Care Securities Fund. We look forward to serving your investment needs in the years to come.

This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. The Fund concentrates its investments in a single industry. By doing so, the Fund may experience greater volatility than a fund with a more broadly diversified portfolio.

                                                                             19
Page

Franklin Global
Health Care Securities
Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Global Health Care Securities Fund - Class 1
Periods ended 12/31/00
                                                 Since
                                              Inception
                                   1-Year     (5/1/98)
--------------------------------------------------------
 Average Annual Total Return     +72.57%      +21.94%
 Cumulative Total Return         +72.57%      +69.86%
 Value of $10,000 Investment     $17,257      $16,986

These returns reflect periods of rapidly rising stock markets and such gains may not continue. Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/98-12/31/00)

The graph compares the performance of Franklin Global Health Care Securities Fund - Class 1, the Standard & Poor's 500 Index and the Standard & Poor's Health Care Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin Global Health Care Securities Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the S&P 500* and the S&P Health Care Composite Index* from 5/1/98-12/31/00.

                                     Franklin Global       S&P 500                  S&P Health
                                         Health Care                                      Care
                                   Securities Fund -                                 Composite
                                             Class I                                     Index
                -------------------------------------------------------------------------------
     05/01/1998                     $10,000                     $10,000                     $10,000
     05/31/1998        -4.40%        $9,560        -1.72%        $9,828        -1.93%        $9,807
     06/30/1998         5.33%       $10,070         4.06%       $10,227         7.31%       $10,524
     07/31/1998        -4.37%        $9,630        -1.07%       $10,118         0.53%       $10,580
     08/31/1998       -14.23%        $8,260       -14.46%        $8,655       -11.23%        $9,392
     09/30/1998        12.83%        $9,320         6.41%        $9,209        11.87%       $10,506
     10/31/1998         1.18%        $9,430         8.13%        $9,958         3.62%       $10,887
     11/30/1998         7.00%       $10,090         6.06%       $10,562         6.11%       $11,552
     12/31/1998         6.14%       $10,710         5.76%       $11,170         4.31%       $12,050
     01/31/1999         1.03%       $10,820         4.18%       $11,637         0.49%       $12,109
     02/28/1999       -11.46%        $9,580        -3.11%       $11,275         1.21%       $12,255
     03/31/1999        -1.46%        $9,440         4.00%       $11,726         2.67%       $12,583
     04/30/1999        -6.57%        $8,820         3.87%       $12,180        -6.22%       $11,800
     05/31/1999        -1.25%        $8,710        -2.36%       $11,892        -2.87%       $11,461
     06/30/1999         4.71%        $9,120         5.55%       $12,552         4.69%       $11,999
     07/31/1999         1.00%        $9,211        -3.12%       $12,161        -5.68%       $11,317
     08/31/1999        -2.61%        $8,971        -0.50%       $12,100         3.62%       $11,727
     09/30/1999        -8.27%        $8,229        -2.74%       $11,768        -7.86%       $10,805
     10/31/1999         2.19%        $8,409         6.33%       $12,513        12.05%       $12,107
     11/30/1999         7.15%        $9,011         2.03%       $12,767         0.36%       $12,151
     12/31/1999         9.23%        $9,842         5.89%       $13,519        -9.01%       $11,056
     01/31/2000         6.52%       $10,484        -5.02%       $12,841         6.39%       $11,762
     02/29/2000        25.33%       $13,140        -1.89%       $12,598       -10.48%       $10,530
     03/31/2000        -7.63%       $12,137         9.78%       $13,830         5.46%       $11,105
     04/30/2000        -1.45%       $11,961        -3.01%       $13,414         7.99%       $11,992
     05/31/2000         4.95%       $12,553        -2.05%       $13,139         5.41%       $12,641
     06/30/2000        16.61%       $14,638         2.46%       $13,462         8.20%       $13,677
     07/31/2000        -3.15%       $14,177        -1.56%       $13,252        -5.89%       $12,872
     08/31/2000        16.27%       $16,484         6.21%       $14,075         0.56%       $12,944
     09/30/2000         4.74%       $17,265        -5.28%       $13,332         4.80%       $13,565
     10/31/2000        -3.08%       $16,733        -0.42%       $13,276         3.52%       $14,043
     11/30/2000        -4.91%       $15,912        -7.88%       $12,230         4.11%       $14,620
     12/31/2000         6.74%       $16,986         0.49%       $12,289         2.81%       $15,031

*Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

              Past performance does not guarantee future results.

20
Page
Franklin Global
Health Care Securities
Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Global Health Care Securities Fund - Class 2*
Periods ended 12/31/00
                                                    Since      Since Class 2
                                                 Inception      Inception
                                    1-Year       (5/1/98)        (1/6/99)
                               -------------- -------------- ---------------
 Average Annual Total Return         +72.13%        +21.68%         +25.47%
 Cumulative Total Return             +72.13%        +68.91%         +56.83%
 Value of $10,000 Investment         $17,213        $16,891         $15,683

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

These returns reflect periods of rapidly rising stock markets and such gains may not continue. Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/98-12/31/00)

The graph compares the performance of Franklin Global Health Care Securities Fund - Class 2*, the Standard & Poor's 500 Index and the Standard & Poor's Health Care Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin Global Health Care Securities Fund - Class 2* as tracked by the growth in value of a $10,000 investment to that of the S&P 500** and the S&P Health Care Composite Index** from 5/1/98-12/31/00.

                                Franklin Global Health         S&P 500               S&P Health
                                Care Securities Fund -                                     Care
                                              Class II                                Composite
                                                                                          Index
                 -------------------------------------------------------------------------------
      05/01/1998                      $10,000                    $10,000                    $10,000
      05/31/1998      -4.40%           $9,560     -1.72%          $9,828     -1.93%          $9,807
      06/30/1998       5.33%          $10,070      4.06%         $10,227      7.31%         $10,524
      07/31/1998      -4.37%           $9,630     -1.07%         $10,118      0.53%         $10,580
      08/31/1998     -14.23%           $8,260    -14.46%          $8,655    -11.23%          $9,392
      09/30/1998      12.83%           $9,320      6.41%          $9,209     11.87%         $10,506
      10/31/1998       1.18%           $9,430      8.13%          $9,958      3.62%         $10,887
      11/30/1998       7.00%          $10,090      6.06%         $10,562      6.11%         $11,552
      12/31/1998       6.14%          $10,710      5.76%         $11,170      4.31%         $12,050
      01/31/1999       1.03%          $10,820      4.18%         $11,637      0.49%         $12,109
      02/28/1999     -11.46%           $9,580     -3.11%         $11,275      1.21%         $12,255
      03/31/1999      -1.57%           $9,430      4.00%         $11,726      2.67%         $12,583
      04/30/1999      -6.57%           $8,810      3.87%         $12,180     -6.22%         $11,800
      05/31/1999      -1.25%           $8,700     -2.36%         $11,892     -2.87%         $11,461
      06/30/1999       4.60%           $9,100      5.55%         $12,552      4.69%         $11,999
      07/31/1999       1.11%           $9,201     -3.12%         $12,161     -5.68%         $11,317
      08/31/1999      -2.72%           $8,951     -0.50%         $12,100      3.62%         $11,727
      09/30/1999      -8.29%           $8,209     -2.74%         $11,768     -7.86%         $10,805
      10/31/1999       2.20%           $8,390      6.33%         $12,513     12.05%         $12,107
      11/30/1999       7.17%           $8,991      2.03%         $12,767      0.36%         $12,151
      12/31/1999       9.14%           $9,813      5.89%         $13,519     -9.01%         $11,056
      01/31/2000       6.54%          $10,455     -5.02%         $12,841      6.39%         $11,762
      02/29/2000      25.22%          $13,092     -1.89%         $12,598    -10.48%         $10,530
      03/31/2000      -7.66%          $12,089      9.78%         $13,830      5.46%         $11,105
      04/30/2000      -1.48%          $11,910     -3.01%         $13,414      7.99%         $11,992
      05/31/2000       4.97%          $12,502     -2.05%         $13,139      5.41%         $12,641
      06/30/2000      16.68%          $14,587      2.46%         $13,462      8.20%         $13,677
      07/31/2000      -3.23%          $14,116     -1.56%         $13,252     -5.89%         $12,872
      08/31/2000      16.26%          $16,411      6.21%         $14,075      0.56%         $12,944
      09/30/2000       4.70%          $17,182     -5.28%         $13,332      4.80%         $13,565
      10/31/2000      -3.09%          $16,651     -0.42%         $13,276      3.52%         $14,043
      11/30/2000      -4.94%          $15,829     -7.88%         $12,230      4.11%         $14,620
      12/31/2000       6.71%          $16,891      0.49%         $12,289      2.81%         $15,031

**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

21

Page

                      SUPPLEMENT DATED FEBRUARY 16, 2001
                             TO THE PROSPECTUS FOR
             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                               DATED MAY 1, 2000

The prospectus, with respect to FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND, is amended by replacing the MANAGEMENT TEAM section under MANAGEMENT (page FGH-4) with the following:

MANAGEMENT TEAM The team responsible for the fund's management is:

Evan McCulloch, CFA          Mr. McCulloch has been a manager of the fund since its inception in 1998, and
VICE PRESIDENT, ADVISERS     has been with Franklin Templeton Investments since 1992.

Rupert H. Johnson, Jr.       Mr. Johnson has been a manager of the fund since its inception in 1998, and
PRESIDENT, ADVISERS          has been with Franklin Templeton Investments since 1965.

               Please keep this supplement for future reference.

                                                                             22
Page

                                      FRANKLIN GROWTH AND INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Growth and Income Securities Fund (formerly Franklin Growth and Income Fund) seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in common stocks offering above-market current dividend yields, and may invest a smaller portion in foreign securities, including emerging markets.
--------------------------------------------------------------------------------

The year 2000 witnessed a reversal in the U.S. economy and stock markets. For the first time in nearly 10 years, the economy experienced a significant slowdown, and the earnings growth environment for many companies deteriorated substantially. In addition, most major U.S. stock market indexes posted negative annual returns after recording an unprecedented five consecutive years of double-digit gains. Ironically, the average stock, which declined from April 1998 through December 1999, delivered positive results for the year. By our calculation, the equal weighted average total return for stocks in the Russell 3000 Index increased 6.95% during the period.(1)

Investment performance trends between value and growth stocks also reversed in the past year. After significantly outpacing value issues for the past five years, growth stocks such as those in the technology sector, generally experienced disappointing results in 2000. From December 31, 1999, through December 31, 2000, the Russell 3000 Growth Index fell 22.42%, while the Russell 3000 Value Index, the Fund's benchmark, delivered a positive return of 8.04%.2 Franklin Growth and Income Securities Fund, which normally invests in value stocks that offer above-average dividend yields, benefited from this shift toward value-style investing.

The Fund seeks to invest in securities that offer attractive valuations and provide current income. We search for companies selling at bargain prices according to measurements such as relative dividend yields, book value, revenues and normalized earnings. This generally entails investing in stocks of quality companies at what we feel are temporarily depressed prices. Many consumer product, pharmaceutical, energy, real estate and utility companies offered such opportunities during the past two years when investors seemed excessively optimistic

(1) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(2) Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

                                                                             23
Page

 Top 10 Holdings
 Franklin Growth and Income
 Securities Fund
 12/31/00

 Company                        % of Total
 Industry                       Net Assets
------------------------------------------
   Verizon Communications           2.7%
   Communications

   SBC Communications Inc.          2.5%
   Communications

   Fleet Boston Financial
   Corp.                            2.0%
   Finance

   Philip Morris Cos. Inc.          2.0%
   Consumer Non-Durables

   Bristol-Myers Squibb Co.         1.9%
   Health Technology

   Conoco Inc., B                   1.8%
   Energy Minerals

   Electronic Data Systems
   Corp.                            1.8%
   Technology Services

   R.J. Reynolds Tobacco
   Holdings Inc.                    1.8%
   Consumer Non-Durables

   Equity Residential
   Properties                       1.8%
   Real Estate

   Washington Mutual Inc.           1.7%
   Finance

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

about Internet-related issues. At the same time, we look to collect current investment returns, in the form of dividends, which can provide a cushion against possible stock declines.

We remained overweighted, relative to our benchmark, in utilities and real estate investment trusts (REIT). These traditionally high dividend yielding industries were standout performers during the year largely due to strong fundamentals and lower interest rates. The Fund's holdings in industry leaders Duke Energy and Equity Office Properties posted gains of 70% and 32% for the year. Our consumer non-durable investments also experienced strong returns. We were the beneficiaries of Bestfoods being acquired by Unilever, and we took advantage of exceptional investment opportunities in companies such as Procter & Gamble and Kimberly-Clark. Capitalizing on the tobacco industry's improving litigation environment, we also invested in industry leaders Philip Morris and R.J. Reynolds. Returns for these holdings were 91% and 71% from time of purchase during the period. Our health care investments including our new purchases, Johnson & Johnson and Bristol-Myers Squibb, also performed well. We initiated positions in both stocks when they temporarily traded at lower prices early in the year, but they appreciated over 40% by year's end. As selected holdings across these industries met our price targets, we began taking profits.

Financial stocks, which remained the Fund's largest industry weighting, also achieved solid results during the 12-month period. Our insurance and savings bank holdings, such as MetLife Capital and Washington Mutual, were exceptional performers. Both stocks increased more than 100% during the year mainly due to lower interest rates and an improving underwriting cycle. While we continued to maintain substantial investments in this industry, we took advantage of recent strength to trim some positions and focus on higher quality companies. In our opinion, an economic slowdown will likely lead to increased credit losses for many financial institutions.

Heading the list of disappointments for the year were our investments in telecommunications companies, most notably AT&T. During the period, we reduced several holdings in response to weak revenue growth and increasing costs associated with infrastructure build-out for new communication services. Although the industry experienced a major "shake-out," we believe that as the focal point of the information revolution, its long-term growth potential remains excellent. Accordingly, we will look to add to our investments as opportunities arise and earnings improve.

24
Page

The Fund's technology investments yielded mixed results but significantly outperformed technology stocks in general. When several of our holdings reached our price objectives early in the year, we realized profits in our positions in Hewlett-Packard and International Business Machines (IBM). These stocks and numerous other technology issues declined precipitously and indiscriminately since the first quarter of the year. With price declines for many industry leaders in rapidly growing markets, we took the opportunity to acquire shares in semiconductor manufacturer Intel and fiber-optic producer Corning.

In our opinion, selected retail stocks also represented excellent valuations. Responding to a softening economy, stocks of many retail leaders dropped to their lowest relative values in years according to our analysis. New investments during the period included Target, Home Depot and Intimate Brands.

Looking forward, we believe that the outlook for our value-oriented investment strategy continues to be excellent. While growth stocks have dominated since the mid 1990s, value investing remains the better long-term performer. Value stocks generated approximately 13% annual returns versus 10% for growth issues over the past 70 years according to Ibbotson Associates. In addition, valuation disparities between growth and value issues remain at historically extreme levels. We believe the investment cycle has turned in value stocks' favor and the Fund's investments are well-positioned to benefit from this trend.

This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                                                                             25
Page

Franklin Growth and
Income Securities Fund
Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Growth and Income Securities Fund - Class 1
 Periods ended 12/31/00
                                                                          Since
                                                                       Inception
                                   1-Year      5-Year      10-Year     (1/24/89)
--------------------------------------------------------------------------------
 Average Annual Total Return    +17.99%     +13.52%      +13.58%       +11.30%
 Cumulative Total Return        +17.99%     +88.52%     +257.17%      +258.89%
 Value of $10,000 Investment    $11,799     $18,852     $ 35,717      $ 35,889

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin Growth and Income Securities Fund - Class 1 and the Russell 3000 Value Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

The following line graph compares the performance of Franklin Growth and Income Securities Fund - Class 1 with that of the Russell 3000 Value Index* and the Consumer Price Index*, based on a $10,000 investment from 1/1/91 to 12/31/00.

                                      Franklin Growth &    Russell 3000 Value             CPI
                               Income Securities Fund -                 Index
                                                Class I
                ------------------------------------------------------------------------------
     01/01/1991                    $10,000                   $10,000                  $10,000
     01/31/1991      6.32%         $10,632        4.70%      $10,470    0.60%         $10,060
     02/28/1991      4.15%         $11,073        6.86%      $11,188    0.15%         $10,075
     03/31/1991      0.18%         $11,093        1.76%      $11,385    0.15%         $10,090
     04/30/1991      0.27%         $11,123        0.74%      $11,469    0.15%         $10,105
     05/31/1991      3.79%         $11,545        3.78%      $11,903    0.30%         $10,136
     06/30/1991     -6.44%         $10,801       -4.24%      $11,398    0.29%         $10,165
     07/31/1991      3.59%         $11,189        4.08%      $11,863    0.15%         $10,180
     08/31/1991      3.38%         $11,567        1.90%      $12,089    0.29%         $10,210
     09/30/1991     -0.71%         $11,485       -0.68%      $12,007    0.44%         $10,255
     10/31/1991      1.07%         $11,608        1.62%      $12,201    0.15%         $10,270
     11/30/1991     -4.31%         $11,108       -5.06%      $11,584    0.29%         $10,300
     12/31/1991      8.00%         $11,996        8.26%      $12,540    0.07%         $10,307
     01/31/1992      4.34%         $12,516        0.69%      $12,627    0.15%         $10,323
     02/29/1992      0.08%         $12,527        2.61%      $12,957    0.36%         $10,360
     03/31/1992     -3.67%         $12,067       -1.42%      $12,773    0.51%         $10,413
     04/30/1992      0.17%         $12,088        3.90%      $13,271    0.14%         $10,427
     05/31/1992      0.59%         $12,159        0.65%      $13,357    0.14%         $10,442
     06/30/1992     -2.25%         $11,886       -0.80%      $13,250    0.36%         $10,479
     07/31/1992      2.95%         $12,236        3.85%      $13,760    0.21%         $10,501
     08/31/1992     -1.43%         $12,061       -2.97%      $13,352    0.28%         $10,531
     09/30/1992      2.48%         $12,360        1.42%      $13,541    0.28%         $10,560
     10/31/1992      1.92%         $12,597        0.27%      $13,578    0.35%         $10,597
     11/30/1992      3.77%         $13,072        3.51%      $14,054    0.14%         $10,612
     12/31/1992      0.95%         $13,196        2.53%      $14,410   -0.07%         $10,605
     01/31/1993      0.78%         $13,299        3.10%      $14,857    0.49%         $10,657
     02/28/1993     -0.62%         $13,216        3.26%      $15,341    0.35%         $10,694
     03/31/1993      2.81%         $13,588        3.02%      $15,804    0.35%         $10,731
     04/30/1993     -1.29%         $13,412       -1.37%      $15,588    0.28%         $10,761
     05/31/1993      2.69%         $13,774        2.10%      $15,915    0.14%         $10,776
     06/30/1993     -1.19%         $13,610        2.10%      $16,249    0.14%         $10,791
     07/31/1993     -1.45%         $13,413        1.17%      $16,439    0.00%         $10,791
     08/31/1993      3.72%         $13,912        3.64%      $17,038    0.28%         $10,822
     09/30/1993     -0.60%         $13,829        0.36%      $17,099    0.21%         $10,844
     10/31/1993      1.50%         $14,037        0.15%      $17,125    0.41%         $10,889
     11/30/1993     -0.82%         $13,922       -2.11%      $16,763    0.07%         $10,897
     12/31/1993      4.56%         $14,557        2.00%      $17,099    0.00%         $10,897
     01/31/1994      5.65%         $15,379        3.76%      $17,742    0.27%         $10,926
     02/28/1994     -1.29%         $15,182       -3.12%      $17,188    0.34%         $10,963
     03/31/1994     -5.96%         $14,276       -3.79%      $16,537    0.34%         $11,000
     04/30/1994      0.58%         $14,360        1.83%      $16,839    0.14%         $11,016
     05/31/1994      0.29%         $14,401        1.03%      $17,013    0.07%         $11,023
     06/30/1994     -3.23%         $13,936       -2.41%      $16,603    0.34%         $11,061
     07/31/1994      2.90%         $14,340        2.98%      $17,097    0.27%         $11,091
     08/31/1994      3.33%         $14,818        2.98%      $17,607    0.40%         $11,135
     09/30/1994     -2.94%         $14,382       -3.08%      $17,065    0.27%         $11,165
     10/31/1994      1.46%         $14,592        1.05%      $17,244    0.07%         $11,173
     11/30/1994     -3.71%         $14,050       -4.04%      $16,547    0.13%         $11,188
     12/31/1994      1.51%         $14,263        1.34%      $16,769    0.00%         $11,188
     01/31/1995      0.82%         $14,380        2.70%      $17,222    0.40%         $11,232
     02/28/1995      3.99%         $14,954        3.93%      $17,898    0.40%         $11,277
     03/31/1995      2.84%         $15,379        2.02%      $18,260    0.33%         $11,314
     04/30/1995      2.97%         $15,836        3.14%      $18,833    0.33%         $11,352
     05/31/1995      3.09%         $16,325        4.01%      $19,589    0.20%         $11,375
     06/30/1995      0.62%         $16,425        1.56%      $19,894    0.20%         $11,397
     07/31/1995      1.68%         $16,702        3.50%      $20,590    0.00%         $11,397
     08/31/1995      1.19%         $16,901        1.57%      $20,914    0.26%         $11,427
     09/30/1995      4.32%         $17,630        3.40%      $21,625    0.20%         $11,450
     10/31/1995     -0.75%         $17,497       -1.29%      $21,346    0.33%         $11,488
     11/30/1995      3.92%         $18,183        4.96%      $22,405   -0.07%         $11,480
     12/31/1995      4.19%         $18,945        2.57%      $22,980   -0.07%         $11,471
     01/31/1996      2.04%         $19,332        2.88%      $23,642    0.59%         $11,539
     02/29/1996     -1.03%         $19,133        0.83%      $23,838    0.32%         $11,576
     03/31/1996      1.04%         $19,332        1.74%      $24,253    0.52%         $11,636
     04/30/1996      0.51%         $19,432        0.60%      $24,399    0.39%         $11,682
     05/31/1996      1.02%         $19,631        1.37%      $24,733    0.19%         $11,704
     06/30/1996      1.86%         $19,995       -0.04%      $24,723    0.06%         $11,711
     07/31/1996     -3.70%         $19,255       -3.94%      $23,749    0.19%         $11,733
     08/31/1996      1.41%         $19,527        3.01%      $24,464    0.19%         $11,755
     09/30/1996      2.65%         $20,044        3.84%      $25,403    0.32%         $11,793
     10/31/1996      2.95%         $20,636        3.58%      $26,313    0.32%         $11,831
     11/30/1996      4.78%         $21,622        7.06%      $28,170    0.19%         $11,853
     12/31/1996      0.06%         $21,635       -0.82%      $27,939    0.00%         $11,853
     01/31/1997      2.85%         $22,251        4.50%      $29,197    0.32%         $11,891
     02/28/1997      2.33%         $22,769        1.42%      $29,611    0.31%         $11,928
     03/31/1997     -2.17%         $22,276       -3.50%      $28,575    0.25%         $11,958
     04/30/1997      1.33%         $22,572        3.92%      $29,695    0.12%         $11,972
     05/31/1997      5.30%         $23,767        5.82%      $31,423   -0.06%         $11,965
     06/30/1997      2.89%         $24,454        4.37%      $32,796    0.12%         $11,979
     07/31/1997      5.16%         $25,717        7.19%      $35,155    0.12%         $11,994
     08/31/1997     -1.99%         $25,204       -3.07%      $34,075    0.19%         $12,017
     09/30/1997      5.58%         $26,611        6.10%      $36,154    0.25%         $12,047
     10/31/1997     -2.92%         $25,835       -2.79%      $35,145    0.25%         $12,077
     11/30/1997      4.48%         $26,993        4.09%      $36,583   -0.06%         $12,069
     12/31/1997      2.39%         $27,637        2.97%      $37,669   -0.12%         $12,055
     01/31/1998     -0.71%         $27,440       -1.45%      $37,123    0.19%         $12,078
     02/28/1998      4.22%         $28,597        6.66%      $39,595    0.19%         $12,101
     03/31/1998      5.43%         $30,150        5.92%      $41,939    0.19%         $12,124
     04/30/1998     -1.66%         $29,650        0.65%      $42,212    0.18%         $12,146
     05/31/1998     -1.46%         $29,216       -1.68%      $41,503    0.18%         $12,168
     06/30/1998     -0.29%         $29,131        1.11%      $41,963    0.12%         $12,182
     07/31/1998     -2.52%         $28,396       -2.31%      $40,994    0.12%         $12,197
     08/31/1998     -8.91%         $25,866      -14.95%      $34,866    0.12%         $12,211
     09/30/1998      6.08%         $27,440        5.73%      $36,863    0.12%         $12,226
     10/31/1998      5.09%         $28,837        7.35%      $39,573    0.24%         $12,255
     11/30/1998      3.31%         $29,793        4.50%      $41,354    0.00%         $12,255
     12/31/1998      0.49%         $29,940        3.38%      $42,751   -0.06%         $12,248
     01/31/1999     -2.16%         $29,293        0.56%      $42,991    0.24%         $12,277
     02/28/1999     -1.76%         $28,777       -1.83%      $42,204    0.12%         $12,292
     03/31/1999      1.18%         $29,117        1.86%      $42,989    0.30%         $12,329
     04/30/1999      8.33%         $31,542        9.33%      $47,000    0.73%         $12,419
     05/31/1999      0.75%         $31,779       -0.81%      $46,619    0.00%         $12,419
     06/30/1999      1.62%         $32,294        2.96%      $47,999    0.00%         $12,419
     07/31/1999     -2.41%         $31,516       -2.89%      $46,612    0.30%         $12,456
     08/31/1999     -2.54%         $30,715       -3.70%      $44,887    0.24%         $12,486
     09/30/1999     -2.49%         $29,950       -3.39%      $43,366    0.48%         $12,546
     10/31/1999      2.44%         $30,681        5.19%      $45,616    0.18%         $12,569
     11/30/1999     -1.17%         $30,322       -0.70%      $45,297    0.06%         $12,576
     12/31/1999     -0.17%         $30,271        0.65%      $45,591    0.00%         $12,576
     01/31/2000     -3.82%         $29,114       -3.22%      $44,123    0.30%         $12,614
     02/29/2000     -6.43%         $27,242       -6.52%      $41,246    0.59%         $12,688
     03/31/2000     11.00%         $30,239       11.31%      $45,911    0.82%         $12,792
     04/30/2000      0.81%         $30,484       -1.05%      $45,429    0.06%         $12,800
     05/31/2000      2.26%         $31,173        0.88%      $45,829    0.12%         $12,815
     06/30/2000     -1.17%         $30,808       -4.06%      $43,968    0.52%         $12,882
     07/31/2000      0.59%         $30,990        1.39%      $44,580    0.23%         $12,912
     08/31/2000      7.07%         $33,181        5.49%      $47,027    0.00%         $12,912
     09/30/2000      1.47%         $33,668        0.82%      $47,413    0.52%         $12,979
     10/31/2000      3.13%         $34,722        2.27%      $48,489    0.17%         $13,001
     11/30/2000     -2.28%         $33,931       -3.61%      $46,739    0.06%         $13,009
     12/31/2000      5.27%         $35,717        5.37%      $49,248   -0.06%         $13,001

*Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

              Past performance does not guarantee future results.

26

Page
Franklin Growth and
Income Securities Fund
Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Growth and Income Securities Fund - Class 2*
Periods ended 12/31/00
                                                                              Since      Since Class 2
                                                                           Inception      Inception
                                    1-Year        5-Year       10-Year     (1/24/89)       (1/6/99)
                               ------------- ------------- ------------- ------------- ---------------
 Average Annual Total Return        +17.79%       +13.42%    +13.53%       +11.26%            +8.13%
 Cumulative Total Return            +17.79%       +87.72%   +255.64%      +257.36%           +16.78%
 Value of $10,000 Investment        $11,779       $18,772    $35,564       $35,736           $11,678

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin Growth and Income Securities Fund - Class 2* and the Russell 3000 Value Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see

The following line graph compares the performance of Franklin Growth and Income Securities Fund - Class 2* with that of the Russell 3000 Value Index** and the Consumer Price Index**, based on a $10,000 investment from 1/1/91 to 12/31/00.

                                      Franklin Growth &     Russell 3000 Value            CPI
                                 Income Securities Fund                  Index
                                             - Class II
                 -----------------------------------------------------------------------------
      01/01/1991                    $10,000                  $10,000                  $10,000
      01/31/1991       6.32%        $10,632       4.70%      $10,470     0.60%        $10,060
      02/28/1991       4.15%        $11,073       6.86%      $11,188     0.15%        $10,075
      03/31/1991       0.18%        $11,093       1.76%      $11,385     0.15%        $10,090
      04/30/1991       0.27%        $11,123       0.74%      $11,469     0.15%        $10,105
      05/31/1991       3.79%        $11,545       3.78%      $11,903     0.30%        $10,136
      06/30/1991      -6.44%        $10,801      -4.24%      $11,398     0.29%        $10,165
      07/31/1991       3.59%        $11,189       4.08%      $11,863     0.15%        $10,180
      08/31/1991       3.38%        $11,567       1.90%      $12,089     0.29%        $10,210
      09/30/1991      -0.71%        $11,485      -0.68%      $12,007     0.44%        $10,255
      10/31/1991       1.07%        $11,608       1.62%      $12,201     0.15%        $10,270
      11/30/1991      -4.31%        $11,108      -5.06%      $11,584     0.29%        $10,300
      12/31/1991       8.00%        $11,996       8.26%      $12,540     0.07%        $10,307
      01/31/1992       4.34%        $12,516       0.69%      $12,627     0.15%        $10,323
      02/29/1992       0.08%        $12,527       2.61%      $12,957     0.36%        $10,360
      03/31/1992      -3.67%        $12,067      -1.42%      $12,773     0.51%        $10,413
      04/30/1992       0.17%        $12,088       3.90%      $13,271     0.14%        $10,427
      05/31/1992       0.59%        $12,159       0.65%      $13,357     0.14%        $10,442
      06/30/1992      -2.25%        $11,886      -0.80%      $13,250     0.36%        $10,479
      07/31/1992       2.95%        $12,236       3.85%      $13,760     0.21%        $10,501
      08/31/1992      -1.43%        $12,061      -2.97%      $13,352     0.28%        $10,531
      09/30/1992       2.48%        $12,360       1.42%      $13,541     0.28%        $10,560
      10/31/1992       1.92%        $12,597       0.27%      $13,578     0.35%        $10,597
      11/30/1992       3.77%        $13,072       3.51%      $14,054     0.14%        $10,612
      12/31/1992       0.95%        $13,196       2.53%      $14,410    -0.07%        $10,605
      01/31/1993       0.78%        $13,299       3.10%      $14,857     0.49%        $10,657
      02/28/1993      -0.62%        $13,216       3.26%      $15,341     0.35%        $10,694
      03/31/1993       2.81%        $13,588       3.02%      $15,804     0.35%        $10,731
      04/30/1993      -1.29%        $13,412      -1.37%      $15,588     0.28%        $10,761
      05/31/1993       2.69%        $13,774       2.10%      $15,915     0.14%        $10,776
      06/30/1993      -1.19%        $13,610       2.10%      $16,249     0.14%        $10,791
      07/31/1993      -1.45%        $13,413       1.17%      $16,439     0.00%        $10,791
      08/31/1993       3.72%        $13,912       3.64%      $17,038     0.28%        $10,822
      09/30/1993      -0.60%        $13,829       0.36%      $17,099     0.21%        $10,844
      10/31/1993       1.50%        $14,037       0.15%      $17,125     0.41%        $10,889
      11/30/1993      -0.82%        $13,922      -2.11%      $16,763     0.07%        $10,897
      12/31/1993       4.56%        $14,557       2.00%      $17,099     0.00%        $10,897
      01/31/1994       5.65%        $15,379       3.76%      $17,742     0.27%        $10,926
      02/28/1994      -1.29%        $15,182      -3.12%      $17,188     0.34%        $10,963
      03/31/1994      -5.96%        $14,276      -3.79%      $16,537     0.34%        $11,000
      04/30/1994       0.58%        $14,360       1.83%      $16,839     0.14%        $11,016
      05/31/1994       0.29%        $14,401       1.03%      $17,013     0.07%        $11,023
      06/30/1994      -3.23%        $13,936      -2.41%      $16,603     0.34%        $11,061
      07/31/1994       2.90%        $14,340       2.98%      $17,097     0.27%        $11,091
      08/31/1994       3.33%        $14,818       2.98%      $17,607     0.40%        $11,135
      09/30/1994      -2.94%        $14,382      -3.08%      $17,065     0.27%        $11,165
      10/31/1994       1.46%        $14,592       1.05%      $17,244     0.07%        $11,173
      11/30/1994      -3.71%        $14,050      -4.04%      $16,547     0.13%        $11,188
      12/31/1994       1.51%        $14,263       1.34%      $16,769     0.00%        $11,188
      01/31/1995       0.82%        $14,380       2.70%      $17,222     0.40%        $11,232
      02/28/1995       3.99%        $14,954       3.93%      $17,898     0.40%        $11,277
      03/31/1995       2.84%        $15,379       2.02%      $18,260     0.33%        $11,314
      04/30/1995       2.97%        $15,836       3.14%      $18,833     0.33%        $11,352
      05/31/1995       3.09%        $16,325       4.01%      $19,589     0.20%        $11,375
      06/30/1995       0.62%        $16,425       1.56%      $19,894     0.20%        $11,397
      07/31/1995       1.68%        $16,702       3.50%      $20,590     0.00%        $11,397
      08/31/1995       1.19%        $16,901       1.57%      $20,914     0.26%        $11,427
      09/30/1995       4.32%        $17,630       3.40%      $21,625     0.20%        $11,450
      10/31/1995      -0.75%        $17,497      -1.29%      $21,346     0.33%        $11,488
      11/30/1995       3.92%        $18,183       4.96%      $22,405    -0.07%        $11,480
      12/31/1995       4.19%        $18,945       2.57%      $22,980    -0.07%        $11,471
      01/31/1996       2.04%        $19,332       2.88%      $23,642     0.59%        $11,539
      02/29/1996      -1.03%        $19,133       0.83%      $23,838     0.32%        $11,576
      03/31/1996       1.04%        $19,332       1.74%      $24,253     0.52%        $11,636
      04/30/1996       0.51%        $19,432       0.60%      $24,399     0.39%        $11,682
      05/31/1996       1.02%        $19,631       1.37%      $24,733     0.19%        $11,704
      06/30/1996       1.86%        $19,995      -0.04%      $24,723     0.06%        $11,711
      07/31/1996      -3.70%        $19,255      -3.94%      $23,749     0.19%        $11,733
      08/31/1996       1.41%        $19,527       3.01%      $24,464     0.19%        $11,755
      09/30/1996       2.65%        $20,044       3.84%      $25,403     0.32%        $11,793
      10/31/1996       2.95%        $20,636       3.58%      $26,313     0.32%        $11,831
      11/30/1996       4.78%        $21,622       7.06%      $28,170     0.19%        $11,853
      12/31/1996       0.06%        $21,635      -0.82%      $27,939     0.00%        $11,853
      01/31/1997       2.85%        $22,251       4.50%      $29,197     0.32%        $11,891
      02/28/1997       2.33%        $22,769       1.42%      $29,611     0.31%        $11,928
      03/31/1997      -2.17%        $22,276      -3.50%      $28,575     0.25%        $11,958
      04/30/1997       1.33%        $22,572       3.92%      $29,695     0.12%        $11,972
      05/31/1997       5.30%        $23,767       5.82%      $31,423    -0.06%        $11,965
      06/30/1997       2.89%        $24,454       4.37%      $32,796     0.12%        $11,979
      07/31/1997       5.16%        $25,717       7.19%      $35,155     0.12%        $11,994
      08/31/1997      -1.99%        $25,204      -3.07%      $34,075     0.19%        $12,017
      09/30/1997       5.58%        $26,611       6.10%      $36,154     0.25%        $12,047
      10/31/1997      -2.92%        $25,835      -2.79%      $35,145     0.25%        $12,077
      11/30/1997       4.48%        $26,993       4.09%      $36,583    -0.06%        $12,069
      12/31/1997       2.39%        $27,637       2.97%      $37,669    -0.12%        $12,055
      01/31/1998      -0.71%        $27,440      -1.45%      $37,123     0.19%        $12,078
      02/28/1998       4.22%        $28,597       6.66%      $39,595     0.19%        $12,101
      03/31/1998       5.43%        $30,150       5.92%      $41,939     0.19%        $12,124
      04/30/1998      -1.66%        $29,650       0.65%      $42,212     0.18%        $12,146
      05/31/1998      -1.46%        $29,216      -1.68%      $41,503     0.18%        $12,168
      06/30/1998      -0.29%        $29,131       1.11%      $41,963     0.12%        $12,182
      07/31/1998      -2.52%        $28,396      -2.31%      $40,994     0.12%        $12,197
      08/31/1998      -8.91%        $25,866     -14.95%      $34,866     0.12%        $12,211
      09/30/1998       6.08%        $27,440       5.73%      $36,863     0.12%        $12,226
      10/31/1998       5.09%        $28,837       7.35%      $39,573     0.24%        $12,255
      11/30/1998       3.31%        $29,793       4.50%      $41,354     0.00%        $12,255
      12/31/1998       0.49%        $29,940       3.38%      $42,751    -0.06%        $12,248
      01/31/1999      -2.21%        $29,278       0.56%      $42,991     0.24%        $12,277
      02/28/1999      -1.76%        $28,763      -1.83%      $42,204     0.12%        $12,292
      03/31/1999       1.12%        $29,085       1.86%      $42,989     0.30%        $12,329
      04/30/1999       8.34%        $31,511       9.33%      $47,000     0.73%        $12,419
      05/31/1999       0.70%        $31,731      -0.81%      $46,619     0.00%        $12,419
      06/30/1999       1.62%        $32,245       2.96%      $47,999     0.00%        $12,419
      07/31/1999      -2.47%        $31,449      -2.89%      $46,612     0.30%        $12,456
      08/31/1999      -2.54%        $30,650      -3.70%      $44,887     0.24%        $12,486
      09/30/1999      -2.50%        $29,884      -3.39%      $43,366     0.48%        $12,546
      10/31/1999       2.45%        $30,616       5.19%      $45,616     0.18%        $12,569
      11/30/1999      -1.22%        $30,242      -0.70%      $45,297     0.06%        $12,576
      12/31/1999      -0.17%        $30,191       0.65%      $45,591     0.00%        $12,576
      01/31/2000      -3.84%        $29,032      -3.22%      $44,123     0.30%        $12,614
      02/29/2000      -6.45%        $27,159      -6.52%      $41,246     0.59%        $12,688
      03/31/2000      10.97%        $30,138      11.31%      $45,911     0.82%        $12,792
      04/30/2000       0.83%        $30,388      -1.05%      $45,429     0.06%        $12,800
      05/31/2000       2.27%        $31,078       0.88%      $45,829     0.12%        $12,815
      06/30/2000      -1.24%        $30,693      -4.06%      $43,968     0.52%        $12,882
      07/31/2000       0.53%        $30,856       1.39%      $44,580     0.23%        $12,912
      08/31/2000       7.09%        $33,043       5.49%      $47,027     0.00%        $12,912
      09/30/2000       1.47%        $33,529       0.82%      $47,413     0.52%        $12,979
      10/31/2000       3.14%        $34,582       2.27%      $48,489     0.17%        $13,001
      11/30/2000      -2.34%        $33,773      -3.61%      $46,739     0.06%        $13,009
      12/31/2000       5.30%        $35,564       5.37%      $49,248    -0.06%        $13,001

Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

27


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28
Page

                                                 FRANKLIN HIGH INCOME FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin High Income Fund seeks a high level of current income, with capital appreciation as a secondary goal. The
Fund invests primarily in debt securities, including lower-rated "junk bonds," offering high yield and expected total return. The Fund may also invest a small portion in foreign securities, including emerging markets.
--------------------------------------------------------------------------------

During the year under review, high yield corporate bonds came under significant pressure mainly due to dramatic risk aversion and investor concerns regarding the sustainability of corporate earnings. Significant stock price erosion and volatility in the U.S. equity markets also had a negative effect on the high yield market. Although the 10-year Treasury note yield fell from 6.44% at the beginning of the period to 5.11% at its close, yield spreads over Treasuries in the high yield market ballooned from 5.73% to 9.59% over the same period. Weakness caused by these fundamental factors was exacerbated by a poor trading environment, where the supply of new bond issuance outpaced investor demand, and any perceived fundamental weakness was severely punished. Within this difficult environment, the benchmark CS First Boston Global High Yield index returned a -5.21% for the 12 months ended December 31, 2000. On a positive note, many of the lower-quality bonds in the market underwent significant price rationalization, and the credit quality of new bond offerings improved during the period, potentially signaling higher quality for the asset class. In addition, a year-end yield spread over Treasuries of 9.59% was substantially higher than the 5-year average yield spread of 5.22%, and the 10-year average yield spread of 5.30%, which we view as compelling long-term value for investors.

During the year, we continued to emphasize industries that we believe have attractive long-term potential and remained underweighted in cyclical industries that likely will be negatively affected by an economic slowdown. At the end of the year under review, the Fund's top five industry weightings were wireless communications, telecommunications, cable television, media and broadcasting.

We continued to favor the wireless industry, which outperformed our benchmark index for the period, because we see substantial growth prospects and improving fundamentals. The pace of mergers and acquisitions picked up over the past year, which benefited our positions in companies such as VoiceStream Wireless. Meanwhile, the telecommunications industry, despite its poor performance during the year, remained a significant Fund weighting. This significant exposure

Industry Breakdown
Franklin High Income Fund
12/31/00
                                 % of Total
                                 Net Assets
-------------------------------------------
   Communications                 33.8%
   Consumer Services              29.0%
   Process Industries              5.4%
   Energy Minerals                 3.9%
   Industrial Services             3.1%
   Electronic Technology           2.4%
   Transportation                  2.3%
   Consumer Durables               2.1%
   Consumer Non-Durables           1.8%
   Health Services                 1.6%
   Producer Manufacturing          1.4%
   Distribution Services           1.0%
   Commercial Services             1.0%
   Finance                         1.0%
   Retail Trade                    0.9%
   Technology Services             0.8%
   Utilities                       0.8%
   Short-Term Investments &
   Other Net Assets                7.7%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                             29
Page



to a single industry may result in the Fund experiencing greater volatility than a fund with a more broadly diversified portfolio. We believe that this industry's stock prices have become more rationalized and that the industry remains attractive on a long-term basis. We expect the demand for bandwidth and service to continue to grow rapidly, and we will keep focusing on companies with, in our view, proven business plans, strong management teams and access to capital. Lastly, we also favored the cable television industry, which enjoyed stable revenue streams and growth potential through newer applications such as high-speed Internet access, expanded programming choices and high definition television.

Looking forward, consensus forecasts point to slower economic growth next year. Combined with moderate inflation, we expect that most, if not all, of the interest rate tightening cycle is behind us. Such a situation will likely shift investor focus away from rising interest rate risks and onto corporate sector fundamentals, which we believe will remain healthy. On a valuation basis, the high yield market continues to be attractive, as yield spreads relative to Treasuries remain higher than historical norms. Assuming slower but still positive economic growth, supportive corporate fundamentals and valuations at historically low levels, we are optimistic about the high yield market's future and hold a positive outlook for the Fund.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

30
Page

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin High Income Fund - Class 1
Periods ended 12/31/00
                                                                                         Since
                                                                                     Inception
                                            1-Year        5-Year        10-Year      (1/24/89)
------------------------------------------------------------------------------------------------
 Average Annual Total Return              -13.00%       +2.20%         +8.61%          +6.47%
 Cumulative Total Return                  -13.00%      +11.48%       +128.40%        +111.30%

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin High Income Fund - Class 1 and the CS First Boston Global High Yield Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

The following line graph compares the performance of Franklin High Income Fund - Class 1 with that of the CS First Boston Global High Yield Index* and the Consumer Price Index*, based on a $10,000 investment from 1/1/91 to 12/31/00.

                                    Franklin High         CS First Boston Global            CPI
                                    Income Fund -               High Yield Index
                                          Class I
                --------------------------------------------------------------------------------
     01/01/1991                 $10,000                        $10,000                  $10,000
     01/31/1991      1.01%      $10,101     2.74%              $10,274     0.60%        $10,060
     02/28/1991      6.31%      $10,738     8.63%              $11,161     0.15%        $10,075
     03/31/1991      3.54%      $11,119     6.20%              $11,853     0.15%        $10,090
     04/30/1991      2.72%      $11,421     4.15%              $12,344     0.15%        $10,105
     05/31/1991      0.88%      $11,521     0.50%              $12,406     0.30%        $10,136
     06/30/1991      2.33%      $11,790     2.62%              $12,731     0.29%        $10,165
     07/31/1991      2.39%      $12,071     3.38%              $13,162     0.15%        $10,180
     08/31/1991      1.83%      $12,292     1.82%              $13,401     0.29%        $10,210
     09/30/1991      1.30%      $12,451     2.27%              $13,705     0.44%        $10,255
     10/31/1991      2.46%      $12,758     3.31%              $14,159     0.15%        $10,270
     11/30/1991      1.15%      $12,905     0.80%              $14,272     0.29%        $10,300
     12/31/1991      0.57%      $12,978     0.73%              $14,376     0.07%        $10,307
     01/31/1992      3.21%      $13,395     4.07%              $14,962     0.15%        $10,323
     02/29/1992      1.74%      $13,628     2.43%              $15,325     0.36%        $10,360
     03/31/1992      1.35%      $13,812     1.49%              $15,553     0.51%        $10,413
     04/30/1992      0.62%      $13,897     0.08%              $15,566     0.14%        $10,427
     05/31/1992      1.41%      $14,093     1.36%              $15,778     0.14%        $10,442
     06/30/1992      0.94%      $14,226     0.99%              $15,934     0.36%        $10,479
     07/31/1992      1.90%      $14,496     1.54%              $16,179     0.21%        $10,501
     08/31/1992      1.68%      $14,740     1.38%              $16,402     0.28%        $10,531
     09/30/1992      0.78%      $14,856     0.65%              $16,509     0.28%        $10,560
     10/31/1992     -1.21%      $14,676    -1.04%              $16,337     0.35%        $10,597
     11/30/1992      1.93%      $14,958     1.50%              $16,582     0.14%        $10,612
     12/31/1992      1.12%      $15,125     1.13%              $16,770    -0.07%        $10,605
     01/31/1993      1.87%      $15,408     2.73%              $17,228     0.49%        $10,657
     02/28/1993      1.58%      $15,652     1.98%              $17,569     0.35%        $10,694
     03/31/1993      1.48%      $15,884     2.11%              $17,939     0.35%        $10,731
     04/30/1993      0.40%      $15,948     0.57%              $18,042     0.28%        $10,761
     05/31/1993      0.97%      $16,102     1.46%              $18,305     0.14%        $10,776
     06/30/1993      2.07%      $16,436     1.81%              $18,636     0.14%        $10,791
     07/31/1993      0.73%      $16,556     1.04%              $18,830     0.00%        $10,791
     08/31/1993      0.56%      $16,649     0.85%              $18,990     0.28%        $10,822
     09/30/1993      0.00%      $16,649     0.57%              $19,099     0.21%        $10,844
     10/31/1993      3.36%      $17,209     1.83%              $19,448     0.41%        $10,889
     11/30/1993      0.62%      $17,316     1.26%              $19,693     0.07%        $10,897
     12/31/1993      1.08%      $17,502     1.26%              $19,941     0.00%        $10,897
     01/31/1994      2.13%      $17,876     1.78%              $20,296     0.27%        $10,926
     02/28/1994     -0.75%      $17,742     0.15%              $20,327     0.34%        $10,963
     03/31/1994     -4.73%      $16,902    -2.94%              $19,729     0.34%        $11,000
     04/30/1994     -1.42%      $16,663    -1.34%              $19,465     0.14%        $11,016
     05/31/1994      0.32%      $16,716     0.57%              $19,576     0.07%        $11,023
     06/30/1994      0.79%      $16,849    -0.67%              $19,444     0.34%        $11,061
     07/31/1994     -0.17%      $16,821     0.47%              $19,536     0.27%        $11,091
     08/31/1994      0.75%      $16,947     0.72%              $19,676     0.40%        $11,135
     09/30/1994      0.33%      $17,003     0.40%              $19,755     0.27%        $11,165
     10/31/1994      0.21%      $17,037     0.07%              $19,769     0.07%        $11,173
     11/30/1994     -0.66%      $16,925    -1.16%              $19,540     0.13%        $11,188
     12/31/1994      1.08%      $17,108     1.06%              $19,747     0.00%        $11,188
     01/31/1995      1.64%      $17,388     1.05%              $19,954     0.40%        $11,232
     02/28/1995      3.87%      $18,060     2.46%              $20,445     0.40%        $11,277
     03/31/1995      1.01%      $18,242     1.13%              $20,676     0.33%        $11,314
     04/30/1995      2.92%      $18,775     2.22%              $21,135     0.33%        $11,352
     05/31/1995      2.76%      $19,293     2.82%              $21,731     0.20%        $11,375
     06/30/1995      0.52%      $19,393     0.66%              $21,875     0.20%        $11,397
     07/31/1995      1.39%      $19,663     1.55%              $22,214     0.00%        $11,397
     08/31/1995      0.31%      $19,723     0.28%              $22,276     0.26%        $11,427
     09/30/1995      1.06%      $19,933     1.15%              $22,532     0.20%        $11,450
     10/31/1995      1.35%      $20,203     1.11%              $22,782     0.33%        $11,488
     11/30/1995     -0.30%      $20,143     0.47%              $22,889    -0.07%        $11,480
     12/31/1995      1.71%      $20,488     1.27%              $23,180    -0.07%        $11,471
     01/31/1996      1.90%      $20,878     1.90%              $23,620     0.59%        $11,539
     02/29/1996      1.01%      $21,088     0.53%              $23,745     0.32%        $11,576
     03/31/1996     -0.71%      $20,938    -0.27%              $23,681     0.52%        $11,636
     04/30/1996      0.50%      $21,043     0.54%              $23,809     0.39%        $11,682
     05/31/1996      0.78%      $21,208     0.81%              $24,002     0.19%        $11,704
     06/30/1996      0.24%      $21,260     0.22%              $24,055     0.06%        $11,711
     07/31/1996      1.01%      $21,474     0.90%              $24,271     0.19%        $11,733
     08/31/1996      1.77%      $21,853     1.09%              $24,536     0.19%        $11,755
     09/30/1996      2.41%      $22,381     1.72%              $24,958     0.32%        $11,793
     10/31/1996      0.96%      $22,595     0.84%              $25,168     0.32%        $11,831
     11/30/1996      1.82%      $23,007     1.56%              $25,560     0.19%        $11,853
     12/31/1996      1.43%      $23,337     1.95%              $26,059     0.00%        $11,853
     01/31/1997      0.64%      $23,485     0.73%              $26,249     0.32%        $11,891
     02/28/1997      1.75%      $23,897     1.88%              $26,742     0.31%        $11,928
     03/31/1997     -2.48%      $23,304    -1.12%              $26,443     0.25%        $11,958
     04/30/1997      1.20%      $23,584     0.89%              $26,678     0.12%        $11,972
     05/31/1997      2.31%      $24,128     2.01%              $27,214    -0.06%        $11,965
     06/30/1997      1.40%      $24,465     1.36%              $27,584     0.12%        $11,979
     07/31/1997      2.65%      $25,113     2.12%              $28,169     0.12%        $11,994
     08/31/1997      0.22%      $25,167     0.54%              $28,321     0.19%        $12,017
     09/30/1997      2.00%      $25,671     1.98%              $28,882     0.25%        $12,047
     10/31/1997     -0.77%      $25,473    -0.01%              $28,879     0.25%        $12,077
     11/30/1997      1.20%      $25,779     0.71%              $29,084    -0.06%        $12,069
     12/31/1997      0.91%      $26,013     0.91%              $29,349    -0.12%        $12,055
     01/31/1998      1.38%      $26,374     1.70%              $29,848     0.19%        $12,078
     02/28/1998      0.61%      $26,536     0.78%              $30,081     0.19%        $12,101
     03/31/1998      1.15%      $26,842     0.50%              $30,231     0.19%        $12,124
     04/30/1998      0.60%      $27,004     0.75%              $30,458     0.18%        $12,146
     05/31/1998     -0.07%      $26,986     0.30%              $30,549     0.18%        $12,168
     06/30/1998      0.21%      $27,042     0.21%              $30,613     0.12%        $12,182
     07/31/1998      0.66%      $27,220     0.70%              $30,828     0.12%        $12,197
     08/31/1998     -6.76%      $25,381    -6.79%              $28,734     0.12%        $12,211
     09/30/1998     -0.08%      $25,361    -0.01%              $28,732     0.12%        $12,226
     10/31/1998     -2.50%      $24,728    -1.99%              $28,160     0.24%        $12,255
     11/30/1998      6.48%      $26,330     5.07%              $29,588     0.00%        $12,255
     12/31/1998     -0.23%      $26,271    -0.23%              $29,519    -0.06%        $12,248
     01/31/1999      1.13%      $26,568     0.94%              $29,797     0.24%        $12,277
     02/28/1999     -0.89%      $26,331    -0.21%              $29,734     0.12%        $12,292
     03/31/1999      0.98%      $26,589     0.91%              $30,005     0.30%        $12,329
     04/30/1999      2.01%      $27,124     2.21%              $30,668     0.73%        $12,419
     05/31/1999     -2.12%      $26,549    -1.08%              $30,337     0.00%        $12,419
     06/30/1999      0.22%      $26,607     0.05%              $30,352     0.00%        $12,419
     07/31/1999     -0.07%      $26,588     0.05%              $30,367     0.30%        $12,456
     08/31/1999     -1.14%      $26,285    -0.89%              $30,097     0.24%        $12,486
     09/30/1999     -1.07%      $26,004    -0.77%              $29,865     0.48%        $12,546
     10/31/1999     -1.17%      $25,700    -0.49%              $29,719     0.18%        $12,569
     11/30/1999      2.18%      $26,260     1.36%              $30,123     0.06%        $12,576
     12/31/1999     -0.03%      $26,252     1.21%              $30,488     0.00%        $12,576
     01/31/2000     -0.10%      $26,226    -0.40%              $30,366     0.30%        $12,614
     02/29/2000      1.62%      $26,651     0.62%              $30,554     0.59%        $12,688
     03/31/2000     -3.30%      $25,771    -1.50%              $30,096     0.82%        $12,792
     04/30/2000      0.24%      $25,833    -0.15%              $30,050     0.06%        $12,800
     05/31/2000     -2.59%      $25,164    -1.60%              $29,570     0.12%        $12,815
     06/30/2000      2.34%      $25,753     2.24%              $30,232     0.52%        $12,882
     07/31/2000      0.31%      $25,833     0.94%              $30,516     0.23%        $12,912
     08/31/2000     -0.10%      $25,807     0.67%              $30,721     0.00%        $12,912
     09/30/2000     -2.49%      $25,164    -0.92%              $30,438     0.52%        $12,979
     10/31/2000     -3.72%      $24,228    -3.11%              $29,491     0.17%        $13,001
     11/30/2000     -7.28%      $22,464    -3.94%              $28,329     0.06%        $13,009
     12/31/2000      1.67%      $22,840     2.01%              $28,899    -0.06%        $13,001

*Sources: CS First Boston; Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

               Past performance does not guarantee future results.

Franklin High Income Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                             31
Page

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin High Income Fund - Class 2*
Periods ended 12/31/00
                                                                                       Since     Since Class 2
                                                                                   Inception      Inception
                                             1-Year        5-Year       10-Year    (1/24/89)       (1/6/99)
                                       -------------- ------------- ------------ ------------- ---------------
 Average Annual Total Return              -13.15%        +2.10%        +8.56%       +6.43%           -7.31%
 Cumulative Total Return                  -13.15%       +10.96%      +127.33%     +110.31%          -13.98%

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin High Income Fund - Class 2* and the CS First Boston Global High Yield Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

The following line graph compares the performance of Franklin High Income Fund - Class 2* with that of the CS First Boston Global High Yield Index** and the Consumer Price Index**, based on a $10,000 investment from 1/1/91 to 12/31/00.

                                   Franklin High          CS First Boston Global            CPI
                                   Income Fund -                High Yield Index
                                        Class II
                --------------------------------------------------------------------------------
     01/01/1991                 $10,000                        $10,000                  $10,000
     01/31/1991      1.01%      $10,101     2.74%              $10,274     0.60%        $10,060
     02/28/1991      6.31%      $10,738     8.63%              $11,161     0.15%        $10,075
     03/31/1991      3.54%      $11,119     6.20%              $11,853     0.15%        $10,090
     04/30/1991      2.72%      $11,421     4.15%              $12,344     0.15%        $10,105
     05/31/1991      0.88%      $11,521     0.50%              $12,406     0.30%        $10,136
     06/30/1991      2.33%      $11,790     2.62%              $12,731     0.29%        $10,165
     07/31/1991      2.39%      $12,071     3.38%              $13,162     0.15%        $10,180
     08/31/1991      1.83%      $12,292     1.82%              $13,401     0.29%        $10,210
     09/30/1991      1.30%      $12,451     2.27%              $13,705     0.44%        $10,255
     10/31/1991      2.46%      $12,758     3.31%              $14,159     0.15%        $10,270
     11/30/1991      1.15%      $12,905     0.80%              $14,272     0.29%        $10,300
     12/31/1991      0.57%      $12,978     0.73%              $14,376     0.07%        $10,307
     01/31/1992      3.21%      $13,395     4.07%              $14,962     0.15%        $10,323
     02/29/1992      1.74%      $13,628     2.43%              $15,325     0.36%        $10,360
     03/31/1992      1.35%      $13,812     1.49%              $15,553     0.51%        $10,413
     04/30/1992      0.62%      $13,897     0.08%              $15,566     0.14%        $10,427
     05/31/1992      1.41%      $14,093     1.36%              $15,778     0.14%        $10,442
     06/30/1992      0.94%      $14,226     0.99%              $15,934     0.36%        $10,479
     07/31/1992      1.90%      $14,496     1.54%              $16,179     0.21%        $10,501
     08/31/1992      1.68%      $14,740     1.38%              $16,402     0.28%        $10,531
     09/30/1992      0.78%      $14,856     0.65%              $16,509     0.28%        $10,560
     10/31/1992     -1.21%      $14,676    -1.04%              $16,337     0.35%        $10,597
     11/30/1992      1.93%      $14,958     1.50%              $16,582     0.14%        $10,612
     12/31/1992      1.12%      $15,125     1.13%              $16,770    -0.07%        $10,605
     01/31/1993      1.87%      $15,408     2.73%              $17,228     0.49%        $10,657
     02/28/1993      1.58%      $15,652     1.98%              $17,569     0.35%        $10,694
     03/31/1993      1.48%      $15,884     2.11%              $17,939     0.35%        $10,731
     04/30/1993      0.40%      $15,948     0.57%              $18,042     0.28%        $10,761
     05/31/1993      0.97%      $16,102     1.46%              $18,305     0.14%        $10,776
     06/30/1993      2.07%      $16,436     1.81%              $18,636     0.14%        $10,791
     07/31/1993      0.73%      $16,556     1.04%              $18,830     0.00%        $10,791
     08/31/1993      0.56%      $16,649     0.85%              $18,990     0.28%        $10,822
     09/30/1993      0.00%      $16,649     0.57%              $19,099     0.21%        $10,844
     10/31/1993      3.36%      $17,209     1.83%              $19,448     0.41%        $10,889
     11/30/1993      0.62%      $17,316     1.26%              $19,693     0.07%        $10,897
     12/31/1993      1.08%      $17,502     1.26%              $19,941     0.00%        $10,897
     01/31/1994      2.13%      $17,876     1.78%              $20,296     0.27%        $10,926
     02/28/1994     -0.75%      $17,742     0.15%              $20,327     0.34%        $10,963
     03/31/1994     -4.73%      $16,902    -2.94%              $19,729     0.34%        $11,000
     04/30/1994     -1.42%      $16,663    -1.34%              $19,465     0.14%        $11,016
     05/31/1994      0.32%      $16,716     0.57%              $19,576     0.07%        $11,023
     06/30/1994      0.79%      $16,849    -0.67%              $19,444     0.34%        $11,061
     07/31/1994     -0.17%      $16,821     0.47%              $19,536     0.27%        $11,091
     08/31/1994      0.75%      $16,947     0.72%              $19,676     0.40%        $11,135
     09/30/1994      0.33%      $17,003     0.40%              $19,755     0.27%        $11,165
     10/31/1994      0.21%      $17,037     0.07%              $19,769     0.07%        $11,173
     11/30/1994     -0.66%      $16,925    -1.16%              $19,540     0.13%        $11,188
     12/31/1994      1.08%      $17,108     1.06%              $19,747     0.00%        $11,188
     01/31/1995      1.64%      $17,388     1.05%              $19,954     0.40%        $11,232
     02/28/1995      3.87%      $18,060     2.46%              $20,445     0.40%        $11,277
     03/31/1995      1.01%      $18,242     1.13%              $20,676     0.33%        $11,314
     04/30/1995      2.92%      $18,775     2.22%              $21,135     0.33%        $11,352
     05/31/1995      2.76%      $19,293     2.82%              $21,731     0.20%        $11,375
     06/30/1995      0.52%      $19,393     0.66%              $21,875     0.20%        $11,397
     07/31/1995      1.39%      $19,663     1.55%              $22,214     0.00%        $11,397
     08/31/1995      0.31%      $19,723     0.28%              $22,276     0.26%        $11,427
     09/30/1995      1.06%      $19,933     1.15%              $22,532     0.20%        $11,450
     10/31/1995      1.35%      $20,203     1.11%              $22,782     0.33%        $11,488
     11/30/1995     -0.30%      $20,143     0.47%              $22,889    -0.07%        $11,480
     12/31/1995      1.71%      $20,488     1.27%              $23,180    -0.07%        $11,471
     01/31/1996      1.90%      $20,878     1.90%              $23,620     0.59%        $11,539
     02/29/1996      1.01%      $21,088     0.53%              $23,745     0.32%        $11,576
     03/31/1996     -0.71%      $20,938    -0.27%              $23,681     0.52%        $11,636
     04/30/1996      0.50%      $21,043     0.54%              $23,809     0.39%        $11,682
     05/31/1996      0.78%      $21,208     0.81%              $24,002     0.19%        $11,704
     06/30/1996      0.24%      $21,260     0.22%              $24,055     0.06%        $11,711
     07/31/1996      1.01%      $21,474     0.90%              $24,271     0.19%        $11,733
     08/31/1996      1.77%      $21,853     1.09%              $24,536     0.19%        $11,755
     09/30/1996      2.41%      $22,381     1.72%              $24,958     0.32%        $11,793
     10/31/1996      0.96%      $22,595     0.84%              $25,168     0.32%        $11,831
     11/30/1996      1.82%      $23,007     1.56%              $25,560     0.19%        $11,853
     12/31/1996      1.43%      $23,337     1.95%              $26,059     0.00%        $11,853
     01/31/1997      0.64%      $23,485     0.73%              $26,249     0.32%        $11,891
     02/28/1997      1.75%      $23,897     1.88%              $26,742     0.31%        $11,928
     03/31/1997     -2.48%      $23,304    -1.12%              $26,443     0.25%        $11,958
     04/30/1997      1.20%      $23,584     0.89%              $26,678     0.12%        $11,972
     05/31/1997      2.31%      $24,128     2.01%              $27,214    -0.06%        $11,965
     06/30/1997      1.40%      $24,465     1.36%              $27,584     0.12%        $11,979
     07/31/1997      2.65%      $25,113     2.12%              $28,169     0.12%        $11,994
     08/31/1997      0.22%      $25,167     0.54%              $28,321     0.19%        $12,017
     09/30/1997      2.00%      $25,671     1.98%              $28,882     0.25%        $12,047
     10/31/1997     -0.77%      $25,473    -0.01%              $28,879     0.25%        $12,077
     11/30/1997      1.20%      $25,779     0.71%              $29,084    -0.06%        $12,069
     12/31/1997      0.91%      $26,013     0.91%              $29,349    -0.12%        $12,055
     01/31/1998      1.38%      $26,374     1.70%              $29,848     0.19%        $12,078
     02/28/1998      0.61%      $26,536     0.78%              $30,081     0.19%        $12,101
     03/31/1998      1.15%      $26,842     0.50%              $30,231     0.19%        $12,124
     04/30/1998      0.60%      $27,004     0.75%              $30,458     0.18%        $12,146
     05/31/1998     -0.07%      $26,986     0.30%              $30,549     0.18%        $12,168
     06/30/1998      0.21%      $27,042     0.21%              $30,613     0.12%        $12,182
     07/31/1998      0.66%      $27,220     0.70%              $30,828     0.12%        $12,197
     08/31/1998     -6.76%      $25,381    -6.79%              $28,734     0.12%        $12,211
     09/30/1998     -0.08%      $25,361    -0.01%              $28,732     0.12%        $12,226
     10/31/1998     -2.50%      $24,728    -1.99%              $28,160     0.24%        $12,255
     11/30/1998      6.48%      $26,330     5.07%              $29,588     0.00%        $12,255
     12/31/1998     -0.23%      $26,271    -0.23%              $29,519    -0.06%        $12,248
     01/31/1999      1.13%      $26,568     0.94%              $29,797     0.24%        $12,277
     02/28/1999     -0.89%      $26,331    -0.21%              $29,734     0.12%        $12,292
     03/31/1999      0.98%      $26,589     0.91%              $30,005     0.30%        $12,329
     04/30/1999      1.93%      $27,102     2.21%              $30,668     0.73%        $12,419
     05/31/1999     -2.12%      $26,528    -1.08%              $30,337     0.00%        $12,419
     06/30/1999      0.15%      $26,568     0.05%              $30,352     0.00%        $12,419
     07/31/1999     -0.07%      $26,549     0.05%              $30,367     0.30%        $12,456
     08/31/1999     -1.14%      $26,246    -0.89%              $30,097     0.24%        $12,486
     09/30/1999     -1.16%      $25,942    -0.77%              $29,865     0.48%        $12,546
     10/31/1999     -1.17%      $25,638    -0.49%              $29,719     0.18%        $12,569
     11/30/1999      2.19%      $26,200     1.36%              $30,123     0.06%        $12,576
     12/31/1999     -0.09%      $26,176     1.21%              $30,488     0.00%        $12,576
     01/31/2000     -0.10%      $26,150    -0.40%              $30,366     0.30%        $12,614
     02/29/2000      1.53%      $26,550     0.62%              $30,554     0.59%        $12,688
     03/31/2000     -3.21%      $25,698    -1.50%              $30,096     0.82%        $12,792
     04/30/2000      0.13%      $25,731    -0.15%              $30,050     0.06%        $12,800
     05/31/2000     -2.60%      $25,062    -1.60%              $29,570     0.12%        $12,815
     06/30/2000      2.35%      $25,651     2.24%              $30,232     0.52%        $12,882
     07/31/2000      0.31%      $25,731     0.94%              $30,516     0.23%        $12,912
     08/31/2000     -0.10%      $25,705     0.67%              $30,721     0.00%        $12,912
     09/30/2000     -2.50%      $25,062    -0.92%              $30,438     0.52%        $12,979
     10/31/2000     -3.74%      $24,125    -3.11%              $29,491     0.17%        $13,001
     11/30/2000     -7.32%      $22,359    -3.94%              $28,329     0.06%        $13,009
     12/31/2000      1.67%      $22,733     2.01%              $28,899    -0.06%        $13,001

**Sources: CS First Boston; Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

Franklin High Income Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares


                                                                              32

Page


                                           FRANKLIN INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund invests in debt and equity securities, including lower-rated "junk bonds." The Fund may also invest in foreign securities, including emerging markets.
--------------------------------------------------------------------------------

The U.S. stock market experienced significant volatility during the period under review as many investors attempted to interpret weakening economic indicators amid a Federal Reserve Board rate tightening cycle. This trend contributed to a rotation from technology-driven, high-valuation investments into more value-oriented sectors during the last three quarters of 2000, significantly benefiting several of the Fund's equity positions. The U.S. Treasury market also fluctuated as the economy transitioned to a slower-growth environment, marked by the 2.2% and 1.4% annualized gross domestic product growth rate in third and fourth quarters of 2000. In response, investors seeking safer investments drove the price of Treasury bonds higher, causing the benchmark 10-year Treasury note yield to decline from 6.44% on December 31, 1999, to 5.11% on December 31, 2000. Within this environment, the Fund's bond sectors delivered a mixed performance.

After reaching extreme levels during the year, growth stocks' dominant performance over value stocks reversed, encouraging a rally among previously depressed sectors. This shift intensified as many high-profile companies issued earnings warnings in the second half of the year. The Fund's three largest stock sectors -- utilities, energy minerals and real estate -- delivered excellent returns in this environment, contributing to strong Fund performance. Utility stocks, our largest sector weighting at period-end, benefited from a combination of solid earnings growth, favorable electric supply and demand characteristics, rapid growth from non-regulated assets and declining interest rates during the latter half of the year. Additionally, utility stocks attracted more investors as they rotated out of more speculative, high-growth and "new economy" issues. Although we believed the utility group's increasing growth rates would continue to attract investors in the near term, we took the opportunity to scale back several utility positions at a profit as their valuations rose.

The Fund's energy positions also performed well as companies seemed to benefit from the positive implications of rising oil and natural gas prices. Although we took profits in select energy positions, we believed many energy companies remained attractive despite our outlook for



                                                                             33
Page

Top Five Stock Holdings
Franklin Income Securities Fund
12/31/00

 Company                          % of Total
 Industry                         Net Assets
--------------------------------------------
   Philip Morris Cos. Inc.            7.8%
   Consumer Non-Durables

   Public Service Enterprise
   Group Inc.                         1.6%
   Utilities

   American Electric Power
   Co Inc.                            1.6%
   Utilities

   Xcel Energy Inc.                   1.6%
   Utilities

   Texas Utilities (TXU Corp.)        1.5%
   Utilities

Top Five Bond Holdings
Franklin Income Securities Fund
12/31/00

                                  % of Total
 Issuer                           Net Assets
--------------------------------------------
   Republic of Brazil
   11.00%, 8/1/40                      2.0%

   Republic of Brazil, FRN
   7.375%, 4/15/06                     1.8%

   Conproca SA, SF
   12.00%, 6/16/10                     1.5%

   Republic of Argentina, L
   6.00%, 3/31/23                      1.3%

   Republic of Argentina
   11.75%, 6/15/15                     1.2%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

lower energy prices in the future. Even with these sales, the sector still remained one of the Fund's largest allocations as of December 31, 2000, as a result of share price appreciation and a new investment in Petroleo Brasilero (Petrobras), one of Latin America's largest energy companies.

The Fund's real estate holdings also benefited as many investors perceived a measure of safety within the sector. Heading into 2001, we still found these issues attractive given our assessment of solid growth prospects and comparatively low valuations. Seeking to take advantage of temporary weakness during the period, we added to our existing positions in Host Marriott and Reckson Associates convertible preferred stocks. We also initiated a convertible bond position in Equity Office Properties, a leading office real estate investment trust (REIT). In other sectors, we sold two non-core positions, Qwest Communications and GM Hughes Electronics, as they became, in our opinion, fully valued.

Economic uncertainty, increasing high yield default rates and cash outflows from dedicated high yield mutual funds contributed to overall weak performance by the Fund's corporate bond holdings. As their prices fell, high yield corporate bonds' yield spreads to Treasury bonds, or the higher yield paid by lower-rated securities, widened most of the year, reaching levels not seen since the recession of 1990-1991. Although the current environment of slowing economic growth is of some concern, we believe high yield bond spreads generally appear to discount a worst-case scenario for economic progress, making investments in certain issuers attractive at year-end 2000 levels. With this in mind, we invested in bonds from EchoStar Communications, a direct broadcast satellite provider, and Global Crossing, which handles fiber optic communications infrastructures. We believe both companies possess excellent market positions and long-term growth prospects, which bodes well for their credit outlook and total return potential.

The foreign bond sector performed well during the period as many issuing countries enacted favorable economic and political reforms. Our Latin American and Russian bond positions, which experienced positive fundamental developments, led the group's strong performance. The Latin American region generally continued to benefit from improving economic fundamentals and renewed investor confidence in several countries. Brazil, representing the Fund's largest foreign bond holding, focused on fiscal and monetary reforms that led to inflation stabilization and lower interest rates. Our Russian bonds performed

34
Page

extremely well as the government made a relatively smooth transition to a new president, Vladimir Putin, earlier in the year. As a result of this strength and lingering reform implementation concerns, we sold the Fund's Russian bond positions at a considerable profit. We also sold our Korean bonds at an attractive valuation, and reduced the weightings in several other foreign bond positions that appreciated, leading to an overall reduction in our foreign bond weighting by year's end.

As we look forward to 2001, wider spreads in the corporate bond market and increasingly attractive valuations in the equity markets should present many compelling investment opportunities. As always, we remain committed to our value-oriented approach and will continue to search for new investments across asset classes and industries.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.



                                                                             35
Page

Franklin Income Securities Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Income Securities Fund - Class 1
Periods ended 12/31/00
                                                                           Since
                                                                        Inception
                                   1-Year      5-Year       10-Year     (1/24/89)
-----------------------------------------------------------------------------------
 Average Annual Total Return    +19.77%         +9.26%    +12.87%       +10.76%
 Cumulative Total Return        +19.77%        +55.74%   +235.60%      +238.65%
 Value of $10,000 Investment    $11,977        $15,574    $33,560       $33,865

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin Income Securities Fund - Class 1, Standard & Poor's 500 Index, the Lehman Brothers Government/Credit Index and the Lipper VIP Income Funds Objective Average. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin Income Securities Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index*, the Lehman Brothers Government/Credit Index* and the Lipper VIP Income Funds Objective Average* from 1/1/91-12/31/00.

                    Franklin Income            S&P 500                Lehman Brothers      Lipper VIP Income
                  Securities Fund -                                 Government/Credit          Funds Average
                            Class I                                             Index
      -------------------------------------------------------------------------------------------------------
     01/01/1991             $10,000                 $10,000                   $10,000                $10,000
     01/31/1991    2.83%    $10,283      4.36%      $10,436     1.12%         $10,112      3.11%     $10,311
     02/28/1991    9.83%    $11,294      7.15%      $11,182     0.86%         $10,199      4.55%     $10,780
     03/31/1991    3.13%    $11,648      2.42%      $11,453     0.69%         $10,269      1.67%     $10,960
     04/30/1991    3.65%    $12,073      0.24%      $11,480     1.15%         $10,387      1.14%     $11,085
     05/31/1991    2.01%    $12,315      4.31%      $11,975     0.46%         $10,435      2.28%     $11,338
     06/30/1991    0.20%    $12,340     -4.58%      $11,427    -0.11%         $10,424     -1.98%     $11,113
     07/31/1991    4.32%    $12,873      4.66%      $11,959     1.25%         $10,554      3.51%     $11,503
     08/31/1991    1.69%    $13,091      2.37%      $12,243     2.30%         $10,797      2.34%     $11,773
     09/30/1991    1.81%    $13,327     -1.67%      $12,038     2.09%         $11,022      0.19%     $11,795
     10/31/1991    2.78%    $13,698      1.34%      $12,199     0.89%         $11,121      1.60%     $11,984
     11/30/1991    0.72%    $13,796     -4.03%      $11,708     1.00%         $11,232     -1.67%     $11,784
     12/31/1991    0.55%    $13,873     11.44%      $13,047     3.37%         $11,610      6.59%     $12,560
     01/31/1992    3.70%    $14,386     -1.86%      $12,804    -1.48%         $11,438      0.03%     $12,564
     02/29/1992    2.35%    $14,724      1.29%      $12,970     0.53%         $11,499      1.57%     $12,761
     03/31/1992    0.52%    $14,801     -1.95%      $12,717    -0.55%         $11,436     -1.25%     $12,602
     04/30/1992    1.11%    $14,964      2.94%      $13,091     0.60%         $11,504      1.10%     $12,740
     05/31/1992    1.90%    $15,248      0.49%      $13,155     1.94%         $11,728      1.39%     $12,917
     06/30/1992    0.83%    $15,375     -1.49%      $12,959     1.46%         $11,899     -0.28%     $12,881
     07/31/1992    2.57%    $15,770      4.09%      $13,489     2.56%         $12,203      2.80%     $13,242
     08/31/1992   -0.07%    $15,758     -2.05%      $13,212     0.89%         $12,312     -0.77%     $13,140
     09/30/1992   -0.29%    $15,712      1.17%      $13,367     1.37%         $12,481      1.01%     $13,273
     10/31/1992   -1.03%    $15,549      0.34%      $13,412    -1.53%         $12,290      0.01%     $13,274
     11/30/1992    0.60%    $15,642      3.40%      $13,868    -0.09%         $12,279      2.00%     $13,539
     12/31/1992    1.26%    $15,839      1.23%      $14,039     1.72%         $12,490      1.42%     $13,732
     01/31/1993    2.20%    $16,187      0.84%      $14,157     2.18%         $12,762      1.82%     $13,982
     02/28/1993    2.01%    $16,512      1.36%      $14,349     2.08%         $13,028      1.17%     $14,145
     03/31/1993    1.90%    $16,826      2.11%      $14,652     0.34%         $13,072      1.90%     $14,414
     04/30/1993    0.83%    $16,965     -2.42%      $14,297     0.77%         $13,173     -0.46%     $14,348
     05/31/1993    1.30%    $17,185      2.67%      $14,679    -0.05%         $13,166      1.58%     $14,574
     06/30/1993    1.90%    $17,511      0.29%      $14,722     2.27%         $13,465      1.10%     $14,735
     07/31/1993    1.70%    $17,809     -0.40%      $14,663     0.64%         $13,551      0.60%     $14,823
     08/31/1993    1.60%    $18,094      3.79%      $15,219     2.30%         $13,863      2.50%     $15,194
     09/30/1993    0.59%    $18,201     -0.77%      $15,101     0.35%         $13,911      0.37%     $15,250
     10/31/1993    1.76%    $18,522      2.07%      $15,414     0.41%         $13,968      1.14%     $15,424
     11/30/1993   -0.58%    $18,415     -0.95%      $15,268    -1.13%         $13,810     -1.18%     $15,242
     12/31/1993    2.00%    $18,783      1.21%      $15,452     0.44%         $13,871      1.58%     $15,483
     01/31/1994    0.89%    $18,950      3.40%      $15,978     1.50%         $14,079      2.23%     $15,828
     02/28/1994   -1.38%    $18,688     -2.71%      $15,545    -2.18%         $13,772     -1.60%     $15,575
     03/31/1994   -3.75%    $17,987     -4.36%      $14,867    -2.45%         $13,435     -3.33%     $15,056
     04/30/1994   -0.20%    $17,951      1.28%      $15,057    -0.83%         $13,323      0.09%     $15,069
     05/31/1994   -0.73%    $17,820      1.64%      $15,304    -0.18%         $13,299      0.13%     $15,089
     06/30/1994   -0.78%    $17,682     -2.45%      $14,929    -0.23%         $13,269     -1.45%     $14,870
     07/31/1994    1.60%    $17,964      3.28%      $15,419     2.00%         $13,534      2.16%     $15,191
     08/31/1994    1.30%    $18,198      4.10%      $16,051     0.04%         $13,540      1.88%     $15,477
     09/30/1994   -0.88%    $18,038     -2.44%      $15,659    -1.51%         $13,335     -1.65%     $15,222
     10/31/1994    0.26%    $18,085      2.25%      $16,012    -0.11%         $13,320      0.63%     $15,318
     11/30/1994   -1.22%    $17,864     -3.64%      $15,429    -0.18%         $13,297     -2.17%     $14,985
     12/31/1994   -1.45%    $17,605      1.48%      $15,657     0.66%         $13,384      0.65%     $15,083
     01/31/1995    1.05%    $17,790      2.59%      $16,063     1.92%         $13,641      1.07%     $15,244
     02/28/1995    1.73%    $18,098      3.90%      $16,689     2.32%         $13,958      2.73%     $15,660
     03/31/1995    1.29%    $18,331      2.95%      $17,182     0.67%         $14,051      1.61%     $15,912
     04/30/1995    2.89%    $18,860      2.94%      $17,687     1.40%         $14,248      2.03%     $16,235
     05/31/1995    3.46%    $19,512      4.00%      $18,394     4.19%         $14,845      3.71%     $16,838
     06/30/1995    1.12%    $19,730      2.32%      $18,821     0.80%         $14,964      1.79%     $17,139
     07/31/1995    1.39%    $20,005      3.32%      $19,446    -0.39%         $14,905      1.97%     $17,477
     08/31/1995    0.98%    $20,201      0.25%      $19,494     1.28%         $15,096      0.75%     $17,608
     09/30/1995    2.27%    $20,659      4.22%      $20,317     1.02%         $15,250      1.86%     $17,935
     10/31/1995   -0.06%    $20,646     -0.36%      $20,244     1.47%         $15,474     -0.15%     $17,908
     11/30/1995    1.65%    $20,986      4.39%      $21,133     1.65%         $15,730      2.71%     $18,394
     12/31/1995    2.68%    $21,549      1.93%      $21,541     1.47%         $15,961      1.13%     $18,601
     01/31/1996    2.85%    $22,164      3.40%      $22,273     0.62%         $16,060      1.97%     $18,968
     02/29/1996   -1.65%    $21,798      0.93%      $22,480    -2.12%         $15,719     -0.27%     $18,917
     03/31/1996   -0.06%    $21,785      0.96%      $22,696    -0.84%         $15,587      0.42%     $18,996
     04/30/1996   -0.42%    $21,693      1.47%      $23,030    -0.69%         $15,480      0.40%     $19,072
     05/31/1996    1.15%    $21,942      2.58%      $23,624    -0.17%         $15,453      0.91%     $19,246
     06/30/1996    2.18%    $22,419      0.38%      $23,713     1.33%         $15,659      0.26%     $19,296
     07/31/1996   -1.80%    $22,015     -4.42%      $22,665     0.23%         $15,695     -2.39%     $18,835
     08/31/1996    1.52%    $22,349      2.11%      $23,144    -0.25%         $15,656      1.54%     $19,125
     09/30/1996    2.00%    $22,795      5.63%      $24,447     1.78%         $15,934      3.33%     $19,761
     10/31/1996    1.71%    $23,185      2.76%      $25,121     2.33%         $16,306      1.61%     $20,080
     11/30/1996    2.94%    $23,868      7.56%      $27,020     1.84%         $16,606      4.31%     $20,945
     12/31/1996    0.47%    $23,980     -1.98%      $26,485    -1.11%         $16,421     -0.93%     $20,750
     01/31/1997    1.51%    $24,342      6.25%      $28,141     0.12%         $16,441      2.50%     $21,269
     02/28/1997    1.55%    $24,718      0.78%      $28,360     0.21%         $16,476      0.28%     $21,329
     03/31/1997   -2.20%    $24,175     -4.11%      $27,195    -1.19%         $16,280     -2.06%     $20,889
     04/30/1997    0.35%    $24,258      5.97%      $28,818     1.46%         $16,517      2.23%     $21,355
     05/31/1997    3.33%    $25,066      6.09%      $30,573     0.93%         $16,671      3.54%     $22,111
     06/30/1997    2.01%    $25,571      4.48%      $31,943     1.20%         $16,871      2.47%     $22,657
     07/31/1997    2.51%    $26,213      7.96%      $34,486     3.06%         $17,387      4.74%     $23,731
     08/31/1997   -0.58%    $26,060     -5.60%      $32,554    -1.12%         $17,192     -2.11%     $23,230
     09/30/1997    3.23%    $26,900      5.48%      $34,338     1.57%         $17,462      3.20%     $23,974
     10/31/1997   -1.70%    $26,442     -3.34%      $33,191     1.60%         $17,742     -1.41%     $23,636
     11/30/1997    2.77%    $27,176      4.63%      $34,728     0.53%         $17,836      1.49%     $23,988
     12/31/1997    3.32%    $28,077      1.72%      $35,326     1.05%         $18,023      1.27%     $24,293
     01/31/1998   -0.98%    $27,802      1.11%      $35,718     1.41%         $18,277      0.72%     $24,467
     02/28/1998    1.54%    $28,230      7.21%      $38,293    -0.20%         $18,241      2.79%     $25,150
     03/31/1998    3.09%    $29,101      5.12%      $40,253     0.31%         $18,297      2.24%     $25,713
     04/30/1998   -1.26%    $28,735      1.01%      $40,660     0.50%         $18,389      0.40%     $25,816
     05/31/1998   -1.17%    $28,398     -1.72%      $39,961     1.07%         $18,585     -0.34%     $25,729
     06/30/1998    0.14%    $28,437      4.06%      $41,583     1.02%         $18,775      1.02%     $25,991
     07/31/1998   -2.43%    $27,745     -1.07%      $41,138     0.08%         $18,790     -0.93%     $25,749
     08/31/1998   -5.35%    $26,261    -14.46%      $35,190     1.95%         $19,156     -5.18%     $24,415
     09/30/1998    5.84%    $27,796      6.41%      $37,445     2.86%         $19,704      3.48%     $25,265
     10/31/1998    0.36%    $27,897      8.13%      $40,490    -0.71%         $19,564      2.22%     $25,826
     11/30/1998    2.48%    $28,589      6.06%      $42,943     0.60%         $19,682      2.43%     $26,454
     12/31/1998   -0.18%    $28,538      5.76%      $45,417     0.25%         $19,731      1.99%     $26,980
     01/31/1999   -1.65%    $28,067      4.18%      $47,315     0.71%         $19,871      0.96%     $27,239
     02/28/1999   -2.94%    $27,242     -3.11%      $45,844    -2.38%         $19,398     -2.55%     $26,544
     03/31/1999    1.24%    $27,580      4.00%      $47,677     0.50%         $19,495      1.73%     $27,004
     04/30/1999    5.32%    $29,047      3.87%      $49,522     0.25%         $19,544      3.35%     $27,908
     05/31/1999    0.00%    $29,047     -2.36%      $48,354    -1.03%         $19,343     -1.01%     $27,626
     06/30/1999    0.00%    $29,047      5.55%      $51,037    -0.31%         $19,283      1.48%     $28,035
     07/31/1999   -1.16%    $28,710     -3.12%      $49,445    -0.28%         $19,229     -1.24%     $27,688
     08/31/1999    0.27%    $28,788     -0.50%      $49,198    -0.08%         $19,213     -0.72%     $27,488
     09/30/1999   -0.93%    $28,520     -2.74%      $47,850     0.90%         $19,386     -1.10%     $27,186
     10/31/1999    0.13%    $28,557      6.33%      $50,879     0.26%         $19,437      1.90%     $27,702
     11/30/1999   -1.94%    $28,003      2.03%      $51,912    -0.06%         $19,425      0.47%     $27,833
     12/31/1999    0.07%    $28,023      5.89%      $54,969    -0.61%         $19,306      1.79%     $28,331
     01/31/2000    0.61%    $28,194     -5.02%      $52,210    -0.03%         $19,301     -1.60%     $27,877
     02/29/2000   -1.56%    $27,754     -1.89%      $51,223     1.25%         $19,542     -0.59%     $27,713
     03/31/2000    1.51%    $28,173      9.78%      $56,232     1.45%         $19,825      4.53%     $28,968
     04/30/2000    3.36%    $29,119     -3.01%      $54,540    -0.49%         $19,728     -1.05%     $28,664
     05/31/2000    1.91%    $29,676     -2.05%      $53,422    -0.09%         $19,710      0.13%     $28,702
     06/30/2000    0.60%    $29,854      2.46%      $54,736     2.04%         $20,112      0.98%     $28,983
     07/31/2000    1.19%    $30,209     -1.56%      $53,882     1.06%         $20,326      0.22%     $29,047
     08/31/2000    5.67%    $31,922      6.21%      $57,228     1.41%         $20,612      3.64%     $30,104
     09/30/2000    1.95%    $32,544     -5.28%      $54,207     0.38%         $20,690     -0.79%     $29,866
     10/31/2000   -1.57%    $32,033     -0.42%      $53,979     0.63%         $20,821     -0.14%     $29,824
     11/30/2000   -0.69%    $31,812     -7.88%      $49,725     1.71%         $21,177     -2.73%     $29,010
     12/31/2000    5.49%    $33,560      0.49%      $49,969     1.97%         $21,594      2.72%     $29,799

*Source: Standard and Poor's Micropal; Lipper Inc.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

36
Page
Franklin Income
Securities Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Income Securities Fund - Class 2*
Periods ended 12/31/00
                                                                             Since      Since Class 2
                                                                          Inception      Inception
                                    1-Year       5-Year       10-Year     (1/24/89)       (1/6/99)
                               ------------- ------------ ------------- ------------- ---------------
 Average Annual Total Return        +19.43%       +9.15%    +12.81%       +10.71%            +7.74%
 Cumulative Total Return            +19.43%      +54.89%   +233.78%      +236.82%           +15.93%
 Value of $10,000 Investment        $11,943      $15,489    $33,378       $33,682           $11,593

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin Income Securities Fund - Class 2*, Standard & Poor's 500 Index, the Lehman Brothers Government/Credit Index and the Lipper VIP Income Funds Objective Average. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin Income Securities Fund - Class 2*, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index**, the Lehman Brothers Government/Credit Index** and the Lipper VIP Income Funds Objective Average** from 1/1/91-12/31/00.

                     Franklin Income              S&P 500         Lehman Brothers    Lipper VIP Income
                   Securities Fund -                            Government/Credit        Funds Average
                            Class II                                        Index
            -------------------------------------------------------------------------------------------
     01/01/1991              $10,000              $10,000                 $10,000              $10,000
     01/31/1991    2.83%     $10,283      4.36%   $10,436     1.12%       $10,112    3.11%     $10,311
     02/28/1991    9.83%     $11,294      7.15%   $11,182     0.86%       $10,199    4.55%     $10,780
     03/31/1991    3.13%     $11,648      2.42%   $11,453     0.69%       $10,269    1.67%     $10,960
     04/30/1991    3.65%     $12,073      0.24%   $11,480     1.15%       $10,387    1.14%     $11,085
     05/31/1991    2.01%     $12,315      4.31%   $11,975     0.46%       $10,435    2.28%     $11,338
     06/30/1991    0.20%     $12,340     -4.58%   $11,427    -0.11%       $10,424   -1.98%     $11,113
     07/31/1991    4.32%     $12,873      4.66%   $11,959     1.25%       $10,554    3.51%     $11,503
     08/31/1991    1.69%     $13,091      2.37%   $12,243     2.30%       $10,797    2.34%     $11,773
     09/30/1991    1.81%     $13,327     -1.67%   $12,038     2.09%       $11,022    0.19%     $11,795
     10/31/1991    2.78%     $13,698      1.34%   $12,199     0.89%       $11,121    1.60%     $11,984
     11/30/1991    0.72%     $13,796     -4.03%   $11,708     1.00%       $11,232   -1.67%     $11,784
     12/31/1991    0.55%     $13,873     11.44%   $13,047     3.37%       $11,610    6.59%     $12,560
     01/31/1992    3.70%     $14,386     -1.86%   $12,804    -1.48%       $11,438    0.03%     $12,564
     02/29/1992    2.35%     $14,724      1.29%   $12,970     0.53%       $11,499    1.57%     $12,761
     03/31/1992    0.52%     $14,801     -1.95%   $12,717    -0.55%       $11,436   -1.25%     $12,602
     04/30/1992    1.11%     $14,964      2.94%   $13,091     0.60%       $11,504    1.10%     $12,740
     05/31/1992    1.90%     $15,248      0.49%   $13,155     1.94%       $11,728    1.39%     $12,917
     06/30/1992    0.83%     $15,375     -1.49%   $12,959     1.46%       $11,899   -0.28%     $12,881
     07/31/1992    2.57%     $15,770      4.09%   $13,489     2.56%       $12,203    2.80%     $13,242
     08/31/1992   -0.07%     $15,758     -2.05%   $13,212     0.89%       $12,312   -0.77%     $13,140
     09/30/1992   -0.29%     $15,712      1.17%   $13,367     1.37%       $12,481    1.01%     $13,273
     10/31/1992   -1.03%     $15,549      0.34%   $13,412    -1.53%       $12,290    0.01%     $13,274
     11/30/1992    0.60%     $15,642      3.40%   $13,868    -0.09%       $12,279    2.00%     $13,539
     12/31/1992    1.26%     $15,839      1.23%   $14,039     1.72%       $12,490    1.42%     $13,732
     01/31/1993    2.20%     $16,187      0.84%   $14,157     2.18%       $12,762    1.82%     $13,982
     02/28/1993    2.01%     $16,512      1.36%   $14,349     2.08%       $13,028    1.17%     $14,145
     03/31/1993    1.90%     $16,826      2.11%   $14,652     0.34%       $13,072    1.90%     $14,414
     04/30/1993    0.83%     $16,965     -2.42%   $14,297     0.77%       $13,173   -0.46%     $14,348
     05/31/1993    1.30%     $17,185      2.67%   $14,679    -0.05%       $13,166    1.58%     $14,574
     06/30/1993    1.90%     $17,511      0.29%   $14,722     2.27%       $13,465    1.10%     $14,735
     07/31/1993    1.70%     $17,809     -0.40%   $14,663     0.64%       $13,551    0.60%     $14,823
     08/31/1993    1.60%     $18,094      3.79%   $15,219     2.30%       $13,863    2.50%     $15,194
     09/30/1993    0.59%     $18,201     -0.77%   $15,101     0.35%       $13,911    0.37%     $15,250
     10/31/1993    1.76%     $18,522      2.07%   $15,414     0.41%       $13,968    1.14%     $15,424
     11/30/1993   -0.58%     $18,415     -0.95%   $15,268    -1.13%       $13,810   -1.18%     $15,242
     12/31/1993    2.00%     $18,783      1.21%   $15,452     0.44%       $13,871    1.58%     $15,483
     01/31/1994    0.89%     $18,950      3.40%   $15,978     1.50%       $14,079    2.23%     $15,828
     02/28/1994   -1.38%     $18,688     -2.71%   $15,545    -2.18%       $13,772   -1.60%     $15,575
     03/31/1994   -3.75%     $17,987     -4.36%   $14,867    -2.45%       $13,435   -3.33%     $15,056
     04/30/1994   -0.20%     $17,951      1.28%   $15,057    -0.83%       $13,323    0.09%     $15,069
     05/31/1994   -0.73%     $17,820      1.64%   $15,304    -0.18%       $13,299    0.13%     $15,089
     06/30/1994   -0.78%     $17,682     -2.45%   $14,929    -0.23%       $13,269   -1.45%     $14,870
     07/31/1994    1.60%     $17,964      3.28%   $15,419     2.00%       $13,534    2.16%     $15,191
     08/31/1994    1.30%     $18,198      4.10%   $16,051     0.04%       $13,540    1.88%     $15,477
     09/30/1994   -0.88%     $18,038     -2.44%   $15,659    -1.51%       $13,335   -1.65%     $15,222
     10/31/1994    0.26%     $18,085      2.25%   $16,012    -0.11%       $13,320    0.63%     $15,318
     11/30/1994   -1.22%     $17,864     -3.64%   $15,429    -0.18%       $13,297   -2.17%     $14,985
     12/31/1994   -1.45%     $17,605      1.48%   $15,657     0.66%       $13,384    0.65%     $15,083
     01/31/1995    1.05%     $17,790      2.59%   $16,063     1.92%       $13,641    1.07%     $15,244
     02/28/1995    1.73%     $18,098      3.90%   $16,689     2.32%       $13,958    2.73%     $15,660
     03/31/1995    1.29%     $18,331      2.95%   $17,182     0.67%       $14,051    1.61%     $15,912
     04/30/1995    2.89%     $18,860      2.94%   $17,687     1.40%       $14,248    2.03%     $16,235
     05/31/1995    3.46%     $19,512      4.00%   $18,394     4.19%       $14,845    3.71%     $16,838
     06/30/1995    1.12%     $19,730      2.32%   $18,821     0.80%       $14,964    1.79%     $17,139
     07/31/1995    1.39%     $20,005      3.32%   $19,446    -0.39%       $14,905    1.97%     $17,477
     08/31/1995    0.98%     $20,201      0.25%   $19,494     1.28%       $15,096    0.75%     $17,608
     09/30/1995    2.27%     $20,659      4.22%   $20,317     1.02%       $15,250    1.86%     $17,935
     10/31/1995   -0.06%     $20,646     -0.36%   $20,244     1.47%       $15,474   -0.15%     $17,908
     11/30/1995    1.65%     $20,986      4.39%   $21,133     1.65%       $15,730    2.71%     $18,394
     12/31/1995    2.68%     $21,549      1.93%   $21,541     1.47%       $15,961    1.13%     $18,601
     01/31/1996    2.85%     $22,164      3.40%   $22,273     0.62%       $16,060    1.97%     $18,968
     02/29/1996   -1.65%     $21,798      0.93%   $22,480    -2.12%       $15,719   -0.27%     $18,917
     03/31/1996   -0.06%     $21,785      0.96%   $22,696    -0.84%       $15,587    0.42%     $18,996
     04/30/1996   -0.42%     $21,693      1.47%   $23,030    -0.69%       $15,480    0.40%     $19,072
     05/31/1996    1.15%     $21,942      2.58%   $23,624    -0.17%       $15,453    0.91%     $19,246
     06/30/1996    2.18%     $22,419      0.38%   $23,713     1.33%       $15,659    0.26%     $19,296
     07/31/1996   -1.80%     $22,015     -4.42%   $22,665     0.23%       $15,695   -2.39%     $18,835
     08/31/1996    1.52%     $22,349      2.11%   $23,144    -0.25%       $15,656    1.54%     $19,125
     09/30/1996    2.00%     $22,795      5.63%   $24,447     1.78%       $15,934    3.33%     $19,761
     10/31/1996    1.71%     $23,185      2.76%   $25,121     2.33%       $16,306    1.61%     $20,080
     11/30/1996    2.94%     $23,868      7.56%   $27,020     1.84%       $16,606    4.31%     $20,945
     12/31/1996    0.47%     $23,980     -1.98%   $26,485    -1.11%       $16,421   -0.93%     $20,750
     01/31/1997    1.51%     $24,342      6.25%   $28,141     0.12%       $16,441    2.50%     $21,269
     02/28/1997    1.55%     $24,718      0.78%   $28,360     0.21%       $16,476    0.28%     $21,329
     03/31/1997   -2.20%     $24,175     -4.11%   $27,195    -1.19%       $16,280   -2.06%     $20,889
     04/30/1997    0.35%     $24,258      5.97%   $28,818     1.46%       $16,517    2.23%     $21,355
     05/31/1997    3.33%     $25,066      6.09%   $30,573     0.93%       $16,671    3.54%     $22,111
     06/30/1997    2.01%     $25,571      4.48%   $31,943     1.20%       $16,871    2.47%     $22,657
     07/31/1997    2.51%     $26,213      7.96%   $34,486     3.06%       $17,387    4.74%     $23,731
     08/31/1997   -0.58%     $26,060     -5.60%   $32,554    -1.12%       $17,192   -2.11%     $23,230
     09/30/1997    3.23%     $26,900      5.48%   $34,338     1.57%       $17,462    3.20%     $23,974
     10/31/1997   -1.70%     $26,442     -3.34%   $33,191     1.60%       $17,742   -1.41%     $23,636
     11/30/1997    2.77%     $27,176      4.63%   $34,728     0.53%       $17,836    1.49%     $23,988
     12/31/1997    3.32%     $28,077      1.72%   $35,326     1.05%       $18,023    1.27%     $24,293
     01/31/1998   -0.98%     $27,802      1.11%   $35,718     1.41%       $18,277    0.72%     $24,467
     02/28/1998    1.54%     $28,230      7.21%   $38,293    -0.20%       $18,241    2.79%     $25,150
     03/31/1998    3.09%     $29,101      5.12%   $40,253     0.31%       $18,297    2.24%     $25,713
     04/30/1998   -1.26%     $28,735      1.01%   $40,660     0.50%       $18,389    0.40%     $25,816
     05/31/1998   -1.17%     $28,398     -1.72%   $39,961     1.07%       $18,585   -0.34%     $25,729
     06/30/1998    0.14%     $28,437      4.06%   $41,583     1.02%       $18,775    1.02%     $25,991
     07/31/1998   -2.43%     $27,745     -1.07%   $41,138     0.08%       $18,790   -0.93%     $25,749
     08/31/1998   -5.35%     $26,261    -14.46%   $35,190     1.95%       $19,156   -5.18%     $24,415
     09/30/1998    5.84%     $27,796      6.41%   $37,445     2.86%       $19,704    3.48%     $25,265
     10/31/1998    0.36%     $27,897      8.13%   $40,490    -0.71%       $19,564    2.22%     $25,826
     11/30/1998    2.48%     $28,589      6.06%   $42,943     0.60%       $19,682    2.43%     $26,454
     12/31/1998   -0.18%     $28,538      5.76%   $45,417     0.25%       $19,731    1.99%     $26,980
     01/31/1999   -1.71%     $28,050      4.18%   $47,315     0.71%       $19,871    0.96%     $27,239
     02/28/1999   -2.95%     $27,223     -3.11%   $45,844    -2.38%       $19,398   -2.55%     $26,544
     03/31/1999    1.24%     $27,560      4.00%   $47,677     0.50%       $19,495    1.73%     $27,004
     04/30/1999    5.32%     $29,026      3.87%   $49,522     0.25%       $19,544    3.35%     $27,908
     05/31/1999   -0.06%     $29,009     -2.36%   $48,354    -1.03%       $19,343   -1.01%     $27,626
     06/30/1999    0.00%     $29,009      5.55%   $51,037    -0.31%       $19,283    1.48%     $28,035
     07/31/1999   -1.16%     $28,672     -3.12%   $49,445    -0.28%       $19,229   -1.24%     $27,688
     08/31/1999    0.20%     $28,730     -0.50%   $49,198    -0.08%       $19,213   -0.72%     $27,488
     09/30/1999   -1.00%     $28,443     -2.74%   $47,850     0.90%       $19,386   -1.10%     $27,186
     10/31/1999    0.13%     $28,480      6.33%   $50,879     0.26%       $19,437    1.90%     $27,702
     11/30/1999   -1.94%     $27,927      2.03%   $51,912    -0.06%       $19,425    0.47%     $27,833
     12/31/1999    0.07%     $27,947      5.89%   $54,969    -0.61%       $19,306    1.79%     $28,331
     01/31/2000    0.55%     $28,100     -5.02%   $52,210    -0.03%       $19,301   -1.60%     $27,877
     02/29/2000   -1.56%     $27,662     -1.89%   $51,223     1.25%       $19,542   -0.59%     $27,713
     03/31/2000    1.45%     $28,063      9.78%   $56,232     1.45%       $19,825    4.53%     $28,968
     04/30/2000    3.41%     $29,020     -3.01%   $54,540    -0.49%       $19,728   -1.05%     $28,664
     05/31/2000    1.84%     $29,554     -2.05%   $53,422    -0.09%       $19,710    0.13%     $28,702
     06/30/2000    0.60%     $29,731      2.46%   $54,736     2.04%       $20,112    0.98%     $28,983
     07/31/2000    1.20%     $30,088     -1.56%   $53,882     1.06%       $20,326    0.22%     $29,047
     08/31/2000    5.70%     $31,803      6.21%   $57,228     1.41%       $20,612    3.64%     $30,104
     09/30/2000    1.89%     $32,404     -5.28%   $54,207     0.38%       $20,690   -0.79%     $29,866
     10/31/2000   -1.58%     $31,892     -0.42%   $53,979     0.63%       $20,821   -0.14%     $29,824
     11/30/2000   -0.77%     $31,647     -7.88%   $49,725     1.71%       $21,177   -2.73%     $29,010
     12/31/2000    5.47%     $33,378      0.49%   $49,969     1.97%       $21,594    2.72%     $29,799


**Source: Standard and Poor's Micropal; Lipper Inc.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

                                                                              37
Page

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38
Page

                                 FRANKLIN LARGE CAP GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Large Cap Growth Securities Fund seeks capital appreciation. The Fund invests primarily in equity securities of U.S. large-cap growth companies, with significant positions expected in the technology sector (including computer hardware and software, telecommunications and electronics).
--------------------------------------------------------------------------------

After several years of uninterrupted growth, the U.S. economy finally began to show signs of deceleration during the second half of 2000. In the first half of the year, the gross domestic product's (GDP's) sizzling growth, combined with record low unemployment and above-average consumer spending, prompted the Federal Reserve Board (the Fed) to raise short-term interest rates three times in an attempt to slow the economy and keep inflation at bay. In the third and fourth quarters of 2000, annualized GDP growth dropped sharply, following rising energy prices, numerous corporate earnings warnings and reports of eroding consumer confidence. The Fed, which left rates unchanged since May, announced on December 19 that the risk of sluggish economic growth outweighed inflationary threats and adopted a bias toward easing interest rates. U.S. equity markets experienced severe volatility during the year. Most major U.S. stock market indexes posted negative annual returns after recording an unprecedented five consecutive years of double-digit gains. Technology stocks suffered the most as previously robust future growth expectations gave way to what we think are more realistic projections. The technology-laden Nasdaq Composite Index declined 38.83% from December 31, 1999, to December 31, 2000.(1)

We are pleased to report that Franklin Large Cap Growth Securities Fund weathered these challenging economic and market conditions quite well, outperforming its benchmark index, the Standard & Poor's 500 (S&P 500) Composite Index, which returned -9.11% for the year ended December 31, 2000. The Russell 1000(R) Index, a measure of large capitalization stocks, fell 7.79% for the same period.(2)

We attribute the Fund's strong performance in 2000 largely to our proactive and pre-emptive efforts in managing risk. Although the Fund benefited from its heavy exposure to technology stocks' stellar performance in prior years, we recognized that these shares appreciated

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

(2). Source: Standard and Poor's Micropal. The Russell 1000 Index measures the 1,000 largest companies in the Russell 3000(R) Index, which measures the 3,000 largest U.S. companies based on total market capitalization. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index.

This chart shows in horizontal bar format the industry breakdown, as a percentage of total net assets for Franklin Large Cap Growth Securities Fund, as of 12/31/00.

Electronic Technology                                18.5%
Health Technology                                    13.5%
Utilities                                            10.5%
Finance                                               9.5%
Technology Services                                   9.1%
Communications                                        7.2%
Retail Trade                                          5.2%
Consumer Non-Durables                                 4.4%
Energy Minerals                                       4.3%
Industrial Services                                   3.3%
Consumer Services                                     2.6%
Producer Manufacturing                                2.3%
Transportation                                        2.2%
Commercial Services                                   1.6%
Distribution Services                                 1.3%
Consumer Durables                                     0.7%
Short-Term Investments & Other Net Assets             3.8%


                                                                            39
Page

Top 10 Holdings
Franklin Large Cap Growth
Securities Fund
12/31/00

 Company                         % of Total
 Industry                        Net Assets
-------------------------------------------
   Enron Corp.                        2.2%
   Industrial Services

   Exelon Corp.                       2.2%
   Utilities

   Johnson & Johnson                  2.1%
   Health Technology

   Procter & Gamble Co.               2.0%
   Consumer Non-Durables

   Royal Dutch Petroleum Co.          2.0%
   Energy Minerals

   AES Corp.                          1.9%
   Utilities

   Citigroup Inc.                     1.9%
   Finance

   Genentech Inc.                     1.9%
   Health Technology

   Schering-Plough Corp.              1.8%
   Health Technology

   McDonald's Corp.                   1.7%
   Consumer Services

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

to levels that entailed significant valuation risk. As early as January 2000, we began taking profits in our most richly valued technology stocks. We reinvested the proceeds from these sales into shares in what appeared to be more attractively valued industries such as electric utilities, pharmaceuticals and consumer products. Purchases included Exelon and Pinnacle West, which appreciated more than 50% by year's end, as well as Johnson & Johnson, Abbott Labs and Procter & Gamble, each up more than 30% since purchase to year-end.

The Fund's performance also benefited from the strong performance of our investments in energy-related companies including Enron, Barrett Resources and AES. Each of these stocks posted gains of more than 40% during the 12-month period. Other holdings that boosted the Fund's return were commercial service company Concord EFS and consumer non-durable company Philip Morris, up more than 70% for the year.

Predictably, several of the Fund's worst-performing stocks in 2000 were in the technology and telecommunications sectors. They included Lucent Technologies, Microsoft, Motorola, BMC Software, ATT, Sprint, WorldCom and Global Crossing. Each of these stocks declined more than 50% in value during the year. It should be noted, however, that despite the severe technology sell-off, this sector still produced many of the Fund's best-performing stocks of the year. These included CIENA, Brocade, SDL and Juniper Networks. All of these stocks appreciated more than 30% during the year, despite major declines in the fourth quarter.

In the last few weeks of the year, we took advantage of the technology sell-off to actively rebuild positions in the stocks of several exciting companies that we trimmed or completely sold earlier in the year at higher prices. We repurchased these stocks at valuations that made sense, in our opinion, from a risk-return perspective and included such leading technology and networking infrastructure companies as JDS Uniphase, Cisco Systems, CIENA and Juniper Networks. We also acted to position the Fund to benefit from a recovery in the shares of semiconductor and semiconductor equipment manufacturing companies such as Intel, Applied Materials and KLA-Tencor. This industry will most likely face challenges in the year ahead, but we believe that it represents an excellent long-term investment opportunity.

40
Page

This significant exposure to a single sector may result in the Fund experiencing greater volatility than a fund with a more broadly diversified portfolio.(3)

Similarly, toward the end of the year, we built positions in the shares of several leading retailers, whose valuations reached levels that we believe factored in worse future economic news than is likely to actually come about. Examples included Lowe's, Best Buy, Williams-Sonoma and Federated Department Stores.

Looking forward, we are cautiously optimistic about the prospects for the U.S. economy and stock markets. We anticipate a "soft landing" where GDP growth slows to a more sustainable level and inflation remains modest. Nevertheless, we remain quite mindful that a U.S. economic slowdown may turn into a full-blown recession. Therefore, we believe it is important for the Fund to hold positions in diverse industries, including those that typically outperform the market during recessionary periods. Irrespective of the ultimate direction of the U.S. economy and financial markets in the year ahead, we remain firmly committed in our effort to build and maintain a portfolio that captures the most promising large-cap growth opportunities and achieves the optimal balance between risk and long-term returns. We will continue to employ our core investment philosophy of focusing on long-term growth opportunities offered by companies we believe have sustainable competitive advantages and superior management teams.

(3). There are specific risks to investing in the technology sector, which can be subject to abrupt or erratic price movements due to the rapid pace of product change and development and significant competitive pressures.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.



                                                                             41
Page

Franklin Large Cap Growth Securities Fund
Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Large Cap Growth Securities Fund - Class 1
Periods ended 12/31/00
                                                               Since
                                                            Inception
                                    1-Year       3-Year      (5/1/96)
-----------------------------------------------------------------------
 Average Annual Total Return         +5.75%      +18.75%     +18.97%
 Cumulative Total Return             +5.75%      +67.47%    +125.08%
 Value of $10,000 Investment        $10,575      $16,747     $22,508

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/96-12/31/00)

The graph compares the performance of Franklin Large Cap Growth Securities Fund
- Class 1 and the Standard & Poor's 500 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin Large Cap Growth Securities Fund
- Class 1 as tracked by the growth in value of a $10,000 investment to that of the S&P 500 Index* from 5/1/96-12/31/00.

                                  Franklin Large Cap       S&P 500
                                   Growth Securities
                                      Fund - Class I
                ---------------------------------------------------
     05/01/1996                     $10,000                     $10,000
     05/31/1996         2.20%       $10,220         2.58%       $10,258
     06/30/1996        -0.39%       $10,180         0.38%       $10,297
     07/31/1996        -3.83%        $9,790        -4.42%        $9,842
     08/31/1996         3.98%       $10,180         2.11%       $10,050
     09/30/1996         7.17%       $10,910         5.63%       $10,615
     10/31/1996        -0.27%       $10,880         2.76%       $10,908
     11/30/1996         8.00%       $11,750         7.56%       $11,733
     12/31/1996        -3.32%       $11,360        -1.98%       $11,501
     01/31/1997         4.84%       $11,910         6.25%       $12,219
     02/28/1997        -3.69%       $11,470         0.78%       $12,315
     03/31/1997        -5.23%       $10,870        -4.11%       $11,809
     04/30/1997         3.86%       $11,290         5.97%       $12,514
     05/31/1997         8.68%       $12,270         6.09%       $13,276
     06/30/1997         1.70%       $12,479         4.48%       $13,870
     07/31/1997         6.50%       $13,290         7.96%       $14,974
     08/31/1997        -2.49%       $12,959        -5.60%       $14,136
     09/30/1997         6.03%       $13,740         5.48%       $14,911
     10/31/1997        -4.66%       $13,099        -3.34%       $14,413
     11/30/1997         1.68%       $13,320         4.63%       $15,080
     12/31/1997         0.90%       $13,440         1.72%       $15,339
     01/31/1998        -0.60%       $13,360         1.11%       $15,509
     02/28/1998         7.65%       $14,381         7.21%       $16,628
     03/31/1998         2.16%       $14,692         5.12%       $17,479
     04/30/1998         2.04%       $14,992         1.01%       $17,656
     05/31/1998        -3.21%       $14,512        -1.72%       $17,352
     06/30/1998         3.93%       $15,081         4.06%       $18,056
     07/31/1998        -2.13%       $14,759        -1.07%       $17,863
     08/31/1998       -12.94%       $12,849       -14.46%       $15,280
     09/30/1998         5.09%       $13,503         6.41%       $16,260
     10/31/1998         7.74%       $14,548         8.13%       $17,582
     11/30/1998         4.28%       $15,172         6.06%       $18,647
     12/31/1998         6.56%       $16,167         5.76%       $19,721
     01/31/1999         3.61%       $16,751         4.18%       $20,545
     02/28/1999        -3.54%       $16,158        -3.11%       $19,906
     03/31/1999         2.80%       $16,610         4.00%       $20,703
     04/30/1999         3.63%       $17,213         3.87%       $21,504
     05/31/1999        -1.23%       $17,001        -2.36%       $20,996
     06/30/1999         6.80%       $18,157         5.55%       $22,162
     07/31/1999        -1.74%       $17,841        -3.12%       $21,470
     08/31/1999        -0.51%       $17,750        -0.50%       $21,363
     09/30/1999        -2.39%       $17,326        -2.74%       $20,778
     10/31/1999         6.18%       $18,397         6.33%       $22,093
     11/30/1999         6.20%       $19,538         2.03%       $22,541
     12/31/1999         8.94%       $21,284         5.89%       $23,869
     01/31/2000        -0.19%       $21,244        -5.02%       $22,671
     02/29/2000         5.94%       $22,506        -1.89%       $22,242
     03/31/2000         4.49%       $23,516         9.78%       $24,418
     04/30/2000        -3.51%       $22,691        -3.01%       $23,683
     05/31/2000        -1.56%       $22,337        -2.05%       $23,197
     06/30/2000         6.76%       $23,847         2.46%       $23,768
     07/31/2000        -1.84%       $23,408        -1.56%       $23,397
     08/31/2000         8.78%       $25,463         6.21%       $24,850
     09/30/2000        -2.14%       $24,918        -5.28%       $23,538
     10/31/2000        -3.26%       $24,106        -0.42%       $23,439
     11/30/2000        -9.06%       $21,922        -7.88%       $21,592
     12/31/2000         2.69%       $22,508         0.49%       $21,698

*Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

42
Page
Franklin Large Cap
Growth Securities Fund
Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Large Cap Growth Securities Fund - Class 2*
Periods ended 12/31/00
                                                                 Since      Since Class 2
                                                              Inception      Inception
                                    1-Year        3-Year       (5/1/96)       (1/6/99)
                               ------------- -------------- ------------- ---------------
 Average Annual Total Return         +5.46%        +18.51%    +18.81%            +16.38%
 Cumulative Total Return             +5.46%        +66.46%   +123.72%            +35.10%
 Value of $10,000 Investment        $10,546        $16,646    $22,372            $13,510

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/96-12/31/00)

The graph compares the performance of Franklin Large Cap Growth Securities Fund
- Class 2* and the Standard & Poor's 500 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin Large Cap Growth Securities Fund
- Class 2* as tracked by the growth in value of a $10,000 investment to that of the S&P 500 Index** from 5/1/96-12/31/00.

                                  Franklin Large Cap            S&P 500
                                   Growth Securities
                                     Fund - Class II
                --------------------------------------------------------
     05/01/1996                     $10,000                     $10,000
     05/31/1996         2.20%       $10,220         2.58%       $10,258
     06/30/1996        -0.39%       $10,180         0.38%       $10,297
     07/31/1996        -3.83%        $9,790        -4.42%        $9,842
     08/31/1996         3.98%       $10,180         2.11%       $10,050
     09/30/1996         7.17%       $10,910         5.63%       $10,615
     10/31/1996        -0.27%       $10,880         2.76%       $10,908
     11/30/1996         8.00%       $11,750         7.56%       $11,733
     12/31/1996        -3.32%       $11,360        -1.98%       $11,501
     01/31/1997         4.84%       $11,910         6.25%       $12,219
     02/28/1997        -3.69%       $11,470         0.78%       $12,315
     03/31/1997        -5.23%       $10,870        -4.11%       $11,809
     04/30/1997         3.86%       $11,290         5.97%       $12,514
     05/31/1997         8.68%       $12,270         6.09%       $13,276
     06/30/1997         1.70%       $12,479         4.48%       $13,870
     07/31/1997         6.50%       $13,290         7.96%       $14,974
     08/31/1997        -2.49%       $12,959        -5.60%       $14,136
     09/30/1997         6.03%       $13,740         5.48%       $14,911
     10/31/1997        -4.66%       $13,099        -3.34%       $14,413
     11/30/1997         1.68%       $13,320         4.63%       $15,080
     12/31/1997         0.90%       $13,440         1.72%       $15,339
     01/31/1998        -0.60%       $13,360         1.11%       $15,509
     02/28/1998         7.65%       $14,381         7.21%       $16,628
     03/31/1998         2.16%       $14,692         5.12%       $17,479
     04/30/1998         2.04%       $14,992         1.01%       $17,656
     05/31/1998        -3.21%       $14,512        -1.72%       $17,352
     06/30/1998         3.93%       $15,081         4.06%       $18,056
     07/31/1998        -2.13%       $14,759        -1.07%       $17,863
     08/31/1998       -12.94%       $12,849       -14.46%       $15,280
     09/30/1998         5.09%       $13,503         6.41%       $16,260
     10/31/1998         7.74%       $14,548         8.13%       $17,582
     11/30/1998         4.28%       $15,172         6.06%       $18,647
     12/31/1998         6.56%       $16,167         5.76%       $19,721
     01/31/1999         3.54%       $16,739         4.18%       $20,545
     02/28/1999        -3.54%       $16,147        -3.11%       $19,906
     03/31/1999         2.80%       $16,599         4.00%       $20,703
     04/30/1999         3.57%       $17,191         3.87%       $21,504
     05/31/1999        -1.29%       $16,970        -2.36%       $20,996
     06/30/1999         6.81%       $18,125         5.55%       $22,162
     07/31/1999        -1.75%       $17,808        -3.12%       $21,470
     08/31/1999        -0.57%       $17,707        -0.50%       $21,363
     09/30/1999        -2.45%       $17,273        -2.74%       $20,778
     10/31/1999         6.20%       $18,344         6.33%       $22,093
     11/30/1999         6.16%       $19,474         2.03%       $22,541
     12/31/1999         8.92%       $21,211         5.89%       $23,869
     01/31/2000        -0.14%       $21,181        -5.02%       $22,671
     02/29/2000         5.86%       $22,422        -1.89%       $22,242
     03/31/2000         4.46%       $23,422         9.78%       $24,418
     04/30/2000        -3.54%       $22,593        -3.01%       $23,683
     05/31/2000        -1.56%       $22,241        -2.05%       $23,197
     06/30/2000         6.73%       $23,737         2.46%       $23,768
     07/31/2000        -1.89%       $23,289        -1.56%       $23,397
     08/31/2000         8.77%       $25,331         6.21%       $24,850
     09/30/2000        -2.15%       $24,787        -5.28%       $23,538
     10/31/2000        -3.32%       $23,964        -0.42%       $23,439
     11/30/2000        -9.06%       $21,793        -7.88%       $21,592
     12/31/2000         2.65%       $22,372         0.49%       $21,698

**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

                                                                              43
Page

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

44
Page


                                                FRANKLIN MONEY MARKET FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Money Market Fund seeks high current income consistent with capital preservation and liquidity. The Fund also seeks to maintain a stable share price of $1.00.(1) The Fund invests in high quality U.S. dollar-denominated money market debt securities.
--------------------------------------------------------------------------------

U.S. economic activity during the first half of the year under review contrasted sharply with that of the second half. Booming economic growth and rising short-term interest rates characterized the first six months, while the remainder of the year witnessed significant economic deceleration and stable short-term rates.

During the first half of 2000, the U.S economy entered its 10th year of expansion, the longest on record. Despite several efforts by the Federal Reserve Board (the Fed) to slow economic growth, gross domestic product (GDP) nonetheless surged at an average annualized rate of 5.2% during 2000's first half. Furthermore, consumer confidence reached an all-time high in May and unemployment fell to a 30-year low amid brisk retail and housing sales. These factors, combined with rising energy and commodity prices, helped propel the Consumer Price Index (CPI, also known as the cost-of-living index) to a 3.8% pace through March, up from just 2.7% in December 1999. As tight labor markets and rising consumer spending began to threaten a relatively benign inflationary environment, the Fed raised the federal funds target rate in May by 50 basis points (0.50%), to 6.50%, the last of a series of six rate hikes that began in 1999, and the third in 2000.

The Fed's aggressive credit tightening actions contributed to a reversal of the economy's rapid growth trend during the second half of 2000. Sharply rising energy prices, falling stock and housing markets, and downward trends in corporate earnings and consumer confidence combined to slow demand through the end of the year. Consequently, economic growth waned to a more moderate pace as GDP fell to a 2.2% annualized rate during third quarter 2000, the slowest in four years. The economy's sudden torpor extended into the fourth quarter as unemployment edged up amid declines in retail sales, factory orders and housing starts. By December, Fed policy makers abruptly altered their aggressive stance, signaling for the first time in two years that recession, rather than inflation, posed the greatest risk to the decade-

(1). There is no assurance that the Fund's $1.00 per share price will be maintained. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Top 10 Holdings
Franklin Money Market Fund
12/31/00

  Security                       % of Total
  Name                           Net Assets
-------------------------------------------
   U.S. Treasury Repurchase
   Agreements                         9.6%

   Credit Agricole                    5.1%

   Asset Securitization
   Cooperative Corp.                  3.7%

   Delaware Funding Corp.             3.5%

   National Rural Utilities
   Cooperative Finance Corp.          3.4%

   ABN Amro Bank NV                   3.4%

   Credit Communal de
   Belgique                           3.4%

   Bank of America NA                 3.4%

   Toronto Dominion Bank              3.4%

   Nestle Capital Corp.               3.4%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                             45
Page



long U.S. economic expansion. As the Fed refrained from any interest-rate moves, and cautious investors turned to fixed income securities in response to stock market turmoil, bond prices rose and yields fell during the 12 months under review.

We continued to invest the portfolio's assets exclusively in the highest-quality money market securities. For example, on December 31, 2000, more than 75% of the Fund's positions carried long-term credit ratings of AA or higher according to Standard & Poor's(R) and Moody's(R), with the balance of the portfolio rated A.(2) Consistent with the Fund's objective of providing shareholders with a high-quality, conservative investment vehicle, we did not invest the portfolio's cash in derivatives or other potentially volatile securities that we believe involve undue risk.

Looking ahead to 2001, we believe the Fed, having achieved its desired goal of moderating the U.S. economy, may cut the federal funds target rate to combat the possibility of further GDP deterioration or, worse, the specter of recession. We will continue to monitor political and economic events closely and make adjustments to the portfolio as necessary.

(2). This does not indicate a rating of the Fund.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Past performance does not guarantee future results.

46
Page


                                FRANKLIN NATURAL RESOURCES SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Natural Resources Securities Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in U.S. and foreign equity securities of companies that own, produce, refine, process or market natural resources, as well as those that provide support services for natural resources companies.
--------------------------------------------------------------------------------

We are pleased to bring you this annual report of Franklin Natural Resources Securities Fund for the period ended December 31, 2000. During this time, oil and gas prices rose, contributing to strong cash- flow growth rates for many energy companies and solid performance by many energy-related stocks. In essence, the energy sector generally drove the Fund's performance for the period, as many other natural resources sectors had negative returns. Natural gas-related stocks performed especially well, while investor concerns about moderating economic growth, both in the U.S. and on a global basis, appeared to hurt most non-energy cyclical stocks during the year. We focused on energy-related securities, and at period-end all of the Fund's top 10 holdings were leveraged to energy. In this environment, we benefited from our portfolio approach of combining top-down industry research (sector weightings) with bottom-up analysis (specific stocks) to identify companies we believe are likely to outperform the broader market.

During the Fund's fiscal year, we benefited from our heavy concentration of natural gas-related equities. Several portfolio holdings increased well in excess of 50% for the year, including EOG Resources, Chesapeake Energy, Weatherford International, Devon Energy, Grey Wolf and Enron. Also contributing to our performance was Exxon Mobil, a new addition to the Fund's top 10 holdings. The world's largest integrated oil company, Exxon Mobil has significant cash-flow growth and an improving balance sheet. The company announced the repurchase of $1 billion of its stock and, in our opinion, should soon have the ability to repurchase several billion more in stock. We believe the company could benefit significantly from advantages achieved by the merger between Exxon and Mobil in late 1999.

This pie chart shows the industry breakdown of Franklin Natural Resources Securities Fund, based on total net assets as of 12/31/00.

Energy Minerals                                      37.7%
Industrial Services                                  31.1%
Process Industries                                   15.2%
Non-Energy Minerals                                   9.8%
Finance                                               2.3%
Producer Manufacturing                                2.2%
Utilities                                             1.1%
Short-Term Investments & Other Net Assets             0.6%


                                                                             47
Page

Top 10 Holdings
Franklin Natural Resources
Securities Fund
12/31/00

 Company                         % of Total
 Industry, Country               Net Assets
-------------------------------------------
   Chesapeake Energy Corp.           4.4%
   Energy Minerals, U.S.

   Enron Corp.                       4.2%
   Industrial Services, U.S.

   Conoco Inc.                       3.7%
   Energy Minerals, U.S.

   Exxon Mobil Corp.                 3.2%
   Energy Minerals, U.S.

   Weatherford
   International Inc.                3.1%
   Industrial Services, U.S.

   Devon Energy Corp.                2.9%
   Energy Minerals, U.S.

   Cabot Oil & Gas Corp.             2.9%
   Energy Minerals, U.S.

   Barrett Resources Corp.           2.6%
   Energy Minerals, U.S.

   Suprior Energy
   Services Inc.                     2.5%
   Industrial Services, U.S.

   Grey Wolf Inc.                    2.5%
   Industrial Services, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Looking forward, we are optimistic about long-term prospects for natural resources companies and for Franklin Natural Resources Securities Fund. We believe that the Fund is well-positioned with investments in companies having superior management teams and advantageous relative market positions. Although we expect oil prices to fall from year-end levels, we still have a favorable outlook on the oil sector. However, we have concerns about the oil cycle's long-term sustainability if oil prices remain above $30 for too long. In our opinion, the sooner oil moves into the mid-$20 range, the longer the cycle will last.

We are optimistic about the prospects for natural gas. Although we think natural gas supply should increase in 2001 in response to increased drilling, we do not expect supply to surpass 1998 levels. In our view, increasing demand from electric utilities will offset the increased supply, as nearly all new power plants being built are natural gas fired. Storage at the end of the reporting period was well below levels a year earlier and, in our opinion, sets the stage for high natural gas prices through 2001.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. The Fund concentrates its investments in a single industry. By doing so, the Fund may experience greater volatility than a fund with a more broadly diversified portfolio.

48
Page

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Natural Resources Securities Fund - Class 1
Periods ended 12/31/00
                                                                                                  Since
                                                                                              Inception
                                                           1-Year      5-Year      10-Year    (1/24/89)
--------------------------------------------------------------------------------------------------------
 Average Annual Total Return                            +36.48%      +2.56%      +5.16%       +4.86%
 Cumulative Total Return                                +36.48%     +13.49%     +65.35%      +76.12%
 Value of $10,000 Investment                            $13,648     $11,349     $16,535      $17,612

These returns reflect periods of rapidly rising stock markets and such gains may not continue. Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin Natural Resources Securities Fund - Class 1 and the Standard and Poor's 500 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

The following line graph compares the performance of Franklin Natural Resources Securities Fund - Class 1 with that of the S&P 500*, based on a $10,000 investment from 1/1/91 to 12/31/00.

                                     Franklin Natural Resources       S&P 500
                                                Securities Fund
                                                      - Class I
                       -------------------------------------------------------
            01/01/1991                      $10,000                   $10,000
            01/31/1991      -7.70%           $9,230       4.36%       $10,436
            02/28/1991       8.86%          $10,048       7.15%       $11,182
            03/31/1991      -0.85%           $9,962       2.42%       $11,453
            04/30/1991      -0.48%           $9,914       0.24%       $11,480
            05/31/1991       2.78%          $10,190       4.31%       $11,975
            06/30/1991       3.73%          $10,570      -4.58%       $11,427
            07/31/1991       1.10%          $10,686       4.66%       $11,959
            08/31/1991      -4.99%          $10,153       2.37%       $12,243
            09/30/1991       0.19%          $10,172      -1.67%       $12,038
            10/31/1991       3.62%          $10,541       1.34%       $12,199
            11/30/1991       1.20%          $10,667      -4.03%       $11,708
            12/31/1991      -6.55%           $9,968      11.44%       $13,047
            01/31/1992       6.81%          $10,647      -1.86%       $12,804
            02/29/1992      -1.55%          $10,482       1.29%       $12,970
            03/31/1992      -3.70%          $10,095      -1.95%       $12,717
            04/30/1992      -1.34%           $9,959       2.94%       $13,091
            05/31/1992       4.87%          $10,444       0.49%       $13,155
            06/30/1992       2.55%          $10,710      -1.49%       $12,959
            07/31/1992       0.74%          $10,789       4.09%       $13,489
            08/31/1992      -3.23%          $10,440      -2.05%       $13,212
            09/30/1992      -1.24%          $10,311       1.17%       $13,367
            10/31/1992      -6.09%           $9,682       0.34%       $13,412
            11/30/1992      -6.80%           $9,024       3.40%       $13,868
            12/31/1992       3.43%           $9,333       1.23%       $14,039
            01/31/1993      -0.75%           $9,264       0.84%       $14,157
            02/28/1993       4.95%           $9,722       1.36%       $14,349
            03/31/1993       9.54%          $10,650       2.11%       $14,652
            04/30/1993       6.74%          $11,368      -2.42%       $14,297
            05/31/1993      12.81%          $12,824       2.67%       $14,679
            06/30/1993       0.58%          $12,898       0.29%       $14,722
            07/31/1993       8.88%          $14,043      -0.40%       $14,663
            08/31/1993      -7.58%          $12,978       3.79%       $15,219
            09/30/1993      -8.20%          $11,913      -0.77%       $15,101
            10/31/1993       9.44%          $13,039       2.07%       $15,414
            11/30/1993      -0.85%          $12,928      -0.95%       $15,268
            12/31/1993      12.35%          $14,525       1.21%       $15,452
            01/31/1994       0.69%          $14,626       3.40%       $15,978
            02/28/1994      -4.19%          $14,013      -2.71%       $15,545
            03/31/1994       1.15%          $14,174      -4.36%       $14,867
            04/30/1994      -4.68%          $13,511       1.28%       $15,057
            05/31/1994       3.27%          $13,953       1.64%       $15,304
            06/30/1994      -2.12%          $13,657      -2.45%       $14,929
            07/31/1994       1.92%          $13,920       3.28%       $15,419
            08/31/1994       4.43%          $14,536       4.10%       $16,051
            09/30/1994       6.53%          $15,486      -2.44%       $15,659
            10/31/1994      -3.57%          $14,933       2.25%       $16,012
            11/30/1994      -7.98%          $13,740      -3.64%       $15,429
            12/31/1994       3.60%          $14,236       1.48%       $15,657
            01/31/1995     -11.78%          $12,558       2.59%       $16,063
            02/28/1995       4.51%          $13,124       3.90%       $16,689
            03/31/1995       9.31%          $14,347       2.95%       $17,182
            04/30/1995       0.99%          $14,488       2.94%       $17,687
            05/31/1995      -0.70%          $14,387       4.00%       $18,394
            06/30/1995      -0.10%          $14,373       2.32%       $18,821
            07/31/1995       3.24%          $14,839       3.32%       $19,446
            08/31/1995      -0.63%          $14,746       0.25%       $19,494
            09/30/1995       0.42%          $14,808       4.22%       $20,317
            10/31/1995     -11.18%          $13,152      -0.36%       $20,244
            11/30/1995       8.73%          $14,301       4.39%       $21,133
            12/31/1995       1.88%          $14,570       1.93%       $21,541
            01/31/1996      16.55%          $16,981       3.40%       $22,273
            02/29/1996       0.73%          $17,105       0.93%       $22,480
            03/31/1996       0.48%          $17,188       0.96%       $22,696
            04/30/1996       0.54%          $17,281       1.47%       $23,030
            05/31/1996       3.83%          $17,943       2.58%       $23,624
            06/30/1996     -11.83%          $15,821       0.38%       $23,713
            07/31/1996      -2.08%          $15,492      -4.42%       $22,665
            08/31/1996       3.83%          $16,086       2.11%       $23,144
            09/30/1996      -5.60%          $15,184       5.63%       $24,447
            10/31/1996       0.70%          $15,291       2.76%       $25,121
            11/30/1996      -0.90%          $15,153       7.56%       $27,020
            12/31/1996       0.00%          $15,153      -1.98%       $26,485
            01/31/1997      -4.97%          $14,400       6.25%       $28,141
            02/28/1997      11.41%          $16,043       0.78%       $28,360
            03/31/1997     -10.44%          $14,368      -4.11%       $27,195
            04/30/1997      -5.54%          $13,573       5.97%       $28,818
            05/31/1997       6.17%          $14,410       6.09%       $30,573
            06/30/1997      -3.83%          $13,859       4.48%       $31,943
            07/31/1997       0.39%          $13,913       7.96%       $34,486
            08/31/1997       1.86%          $14,171      -5.60%       $32,554
            09/30/1997       6.68%          $15,118       5.48%       $34,338
            10/31/1997      -8.04%          $13,902      -3.34%       $33,191
            11/30/1997     -11.22%          $12,342       4.63%       $34,728
            12/31/1997      -0.52%          $12,277       1.72%       $35,326
            01/31/1998      -4.56%          $11,718       1.11%       $35,718
            02/28/1998       5.33%          $12,342       7.21%       $38,293
            03/31/1998       5.23%          $12,987       5.12%       $40,253
            04/30/1998       3.89%          $13,493       1.01%       $40,660
            05/31/1998      -9.57%          $12,202      -1.72%       $39,961
            06/30/1998      -6.84%          $11,367       4.06%       $41,583
            07/31/1998     -10.85%          $10,133      -1.07%       $41,138
            08/31/1998     -24.46%           $7,654     -14.46%       $35,190
            09/30/1998      20.11%           $9,194       6.41%       $37,445
            10/31/1998       7.24%           $9,860       8.13%       $40,490
            11/30/1998      -6.87%           $9,183       6.06%       $42,943
            12/31/1998      -0.24%           $9,161       5.76%       $45,417
            01/31/1999      -5.48%           $8,659       4.18%       $47,315
            02/28/1999      -3.15%           $8,386      -3.11%       $45,844
            03/31/1999      15.62%           $9,696       4.00%       $47,677
            04/30/1999      19.48%          $11,585       3.87%       $49,522
            05/31/1999      -4.90%          $11,018      -2.36%       $48,354
            06/30/1999       7.43%          $11,836       5.55%       $51,037
            07/31/1999       2.36%          $12,116      -3.12%       $49,445
            08/31/1999       1.65%          $12,315      -0.50%       $49,198
            09/30/1999      -2.16%          $12,049      -2.74%       $47,850
            10/31/1999      -5.06%          $11,440       6.33%       $50,879
            11/30/1999       0.10%          $11,451       2.03%       $51,912
            12/31/1999       5.81%          $12,117       5.89%       $54,969
            01/31/2000      -2.65%          $11,795      -5.02%       $52,210
            02/29/2000      -0.56%          $11,729      -1.89%       $51,223
            03/31/2000      17.77%          $13,814       9.78%       $56,232
            04/30/2000      -0.63%          $13,727      -3.01%       $54,540
            05/31/2000       8.54%          $14,899      -2.05%       $53,422
            06/30/2000      -1.72%          $14,643       2.46%       $54,736
            07/31/2000      -7.39%          $13,561      -1.56%       $53,882
            08/31/2000      14.98%          $15,592       6.21%       $57,228
            09/30/2000      -0.79%          $15,469      -5.28%       $54,207
            10/31/2000      -7.14%          $14,364      -0.42%       $53,979
            11/30/2000      -6.37%          $13,449      -7.88%       $49,725
            12/31/2000      22.99%          $16,535       0.49%       $49,969

*Source: Standard & Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

                          Past performance does not guarantee future results.

Franklin Natural Resources Securities
Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                             49
Page

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

                                     Franklin Natural Resources Securities Fund - Class 2*
                                                    Periods ended 12/31/00
                                                                                                        Since     Since Class 2
                                                                                                    Inception      Inception
                                                              1-Year        5-Year       10-Year    (1/24/89)       (1/6/99)
                                                        -------------- ------------- ------------ ------------- ---------------
 Average Annual Total Return                               +36.26%         +2.49%        +5.12%       +4.83%        +32.00%
 Cumulative Total Return                                   +36.26%        +13.10%       +64.78%      +75.51%        +73.46%
 Value of $10,000 Investment                               $13,626        $11,310       $16,478      $17,551        $17,346

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

These returns reflect periods of rapidly rising stock markets and such gains may not continue. Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin Natural Resources Securities Fund - Class 2* and the Standard and Poor's 500 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance

The following line graph compares the performance of Franklin Natural Resources Securities Fund - Class 2* with that of the S&P 500**, based on a $10,000 investment from 1/1/91 to 12/31/00.

                                             Franklin Natural            S&P 500
                                         Resources Securities
                                              Fund - Class II
                     -----------------------------------------------------------
          01/01/1991                     $10,000                        $10,000
          01/31/1991       -7.70%         $9,230        4.36%           $10,436
          02/28/1991        8.86%        $10,048        7.15%           $11,182
          03/31/1991       -0.85%         $9,962        2.42%           $11,453
          04/30/1991       -0.48%         $9,914        0.24%           $11,480
          05/31/1991        2.78%        $10,190        4.31%           $11,975
          06/30/1991        3.73%        $10,570       -4.58%           $11,427
          07/31/1991        1.10%        $10,686        4.66%           $11,959
          08/31/1991       -4.99%        $10,153        2.37%           $12,243
          09/30/1991        0.19%        $10,172       -1.67%           $12,038
          10/31/1991        3.62%        $10,541        1.34%           $12,199
          11/30/1991        1.20%        $10,667       -4.03%           $11,708
          12/31/1991       -6.55%         $9,968       11.44%           $13,047
          01/31/1992        6.81%        $10,647       -1.86%           $12,804
          02/29/1992       -1.55%        $10,482        1.29%           $12,970
          03/31/1992       -3.70%        $10,095       -1.95%           $12,717
          04/30/1992       -1.34%         $9,959        2.94%           $13,091
          05/31/1992        4.87%        $10,444        0.49%           $13,155
          06/30/1992        2.55%        $10,710       -1.49%           $12,959
          07/31/1992        0.74%        $10,789        4.09%           $13,489
          08/31/1992       -3.23%        $10,440       -2.05%           $13,212
          09/30/1992       -1.24%        $10,311        1.17%           $13,367
          10/31/1992       -6.09%         $9,682        0.34%           $13,412
          11/30/1992       -6.80%         $9,024        3.40%           $13,868
          12/31/1992        3.43%         $9,333        1.23%           $14,039
          01/31/1993       -0.75%         $9,264        0.84%           $14,157
          02/28/1993        4.95%         $9,722        1.36%           $14,349
          03/31/1993        9.54%        $10,650        2.11%           $14,652
          04/30/1993        6.74%        $11,368       -2.42%           $14,297
          05/31/1993       12.81%        $12,824        2.67%           $14,679
          06/30/1993        0.58%        $12,898        0.29%           $14,722
          07/31/1993        8.88%        $14,043       -0.40%           $14,663
          08/31/1993       -7.58%        $12,978        3.79%           $15,219
          09/30/1993       -8.20%        $11,913       -0.77%           $15,101
          10/31/1993        9.44%        $13,039        2.07%           $15,414
          11/30/1993       -0.85%        $12,928       -0.95%           $15,268
          12/31/1993       12.35%        $14,525        1.21%           $15,452
          01/31/1994        0.69%        $14,626        3.40%           $15,978
          02/28/1994       -4.19%        $14,013       -2.71%           $15,545
          03/31/1994        1.15%        $14,174       -4.36%           $14,867
          04/30/1994       -4.68%        $13,511        1.28%           $15,057
          05/31/1994        3.27%        $13,953        1.64%           $15,304
          06/30/1994       -2.12%        $13,657       -2.45%           $14,929
          07/31/1994        1.92%        $13,920        3.28%           $15,419
          08/31/1994        4.43%        $14,536        4.10%           $16,051
          09/30/1994        6.53%        $15,486       -2.44%           $15,659
          10/31/1994       -3.57%        $14,933        2.25%           $16,012
          11/30/1994       -7.98%        $13,740       -3.64%           $15,429
          12/31/1994        3.60%        $14,236        1.48%           $15,657
          01/31/1995      -11.78%        $12,558        2.59%           $16,063
          02/28/1995        4.51%        $13,124        3.90%           $16,689
          03/31/1995        9.31%        $14,347        2.95%           $17,182
          04/30/1995        0.99%        $14,488        2.94%           $17,687
          05/31/1995       -0.70%        $14,387        4.00%           $18,394
          06/30/1995       -0.10%        $14,373        2.32%           $18,821
          07/31/1995        3.24%        $14,839        3.32%           $19,446
          08/31/1995       -0.63%        $14,746        0.25%           $19,494
          09/30/1995        0.42%        $14,808        4.22%           $20,317
          10/31/1995      -11.18%        $13,152       -0.36%           $20,244
          11/30/1995        8.73%        $14,301        4.39%           $21,133
          12/31/1995        1.88%        $14,570        1.93%           $21,541
          01/31/1996       16.55%        $16,981        3.40%           $22,273
          02/29/1996        0.73%        $17,105        0.93%           $22,480
          03/31/1996        0.48%        $17,188        0.96%           $22,696
          04/30/1996        0.54%        $17,281        1.47%           $23,030
          05/31/1996        3.83%        $17,943        2.58%           $23,624
          06/30/1996      -11.83%        $15,821        0.38%           $23,713
          07/31/1996       -2.08%        $15,492       -4.42%           $22,665
          08/31/1996        3.83%        $16,086        2.11%           $23,144
          09/30/1996       -5.60%        $15,184        5.63%           $24,447
          10/31/1996        0.70%        $15,291        2.76%           $25,121
          11/30/1996       -0.90%        $15,153        7.56%           $27,020
          12/31/1996        0.00%        $15,153       -1.98%           $26,485
          01/31/1997       -4.97%        $14,400        6.25%           $28,141
          02/28/1997       11.41%        $16,043        0.78%           $28,360
          03/31/1997      -10.44%        $14,368       -4.11%           $27,195
          04/30/1997       -5.54%        $13,573        5.97%           $28,818
          05/31/1997        6.17%        $14,410        6.09%           $30,573
          06/30/1997       -3.83%        $13,859        4.48%           $31,943
          07/31/1997        0.39%        $13,913        7.96%           $34,486
          08/31/1997        1.86%        $14,171       -5.60%           $32,554
          09/30/1997        6.68%        $15,118        5.48%           $34,338
          10/31/1997       -8.04%        $13,902       -3.34%           $33,191
          11/30/1997      -11.22%        $12,342        4.63%           $34,728
          12/31/1997       -0.52%        $12,277        1.72%           $35,326
          01/31/1998       -4.56%        $11,718        1.11%           $35,718
          02/28/1998        5.33%        $12,342        7.21%           $38,293
          03/31/1998        5.23%        $12,987        5.12%           $40,253
          04/30/1998        3.89%        $13,493        1.01%           $40,660
          05/31/1998       -9.57%        $12,202       -1.72%           $39,961
          06/30/1998       -6.84%        $11,367        4.06%           $41,583
          07/31/1998      -10.85%        $10,133       -1.07%           $41,138
          08/31/1998      -24.46%         $7,654      -14.46%           $35,190
          09/30/1998       20.11%         $9,194        6.41%           $37,445
          10/31/1998        7.24%         $9,860        8.13%           $40,490
          11/30/1998       -6.87%         $9,183        6.06%           $42,943
          12/31/1998       -0.24%         $9,161        5.76%           $45,417
          01/31/1999       -5.48%         $8,659        4.18%           $47,315
          02/28/1999       -3.15%         $8,386       -3.11%           $45,844
          03/31/1999       15.62%         $9,696        4.00%           $47,677
          04/30/1999       19.48%        $11,585        3.87%           $49,522
          05/31/1999       -5.00%        $11,006       -2.36%           $48,354
          06/30/1999        7.44%        $11,825        5.55%           $51,037
          07/31/1999        2.36%        $12,104       -3.12%           $49,445
          08/31/1999        1.56%        $12,293       -0.50%           $49,198
          09/30/1999       -2.07%        $12,038       -2.74%           $47,850
          10/31/1999       -5.16%        $11,417        6.33%           $50,879
          11/30/1999        0.10%        $11,429        2.03%           $51,912
          12/31/1999        5.82%        $12,094        5.89%           $54,969
          01/31/2000       -2.66%        $11,772       -5.02%           $52,210
          02/29/2000       -0.66%        $11,694       -1.89%           $51,223
          03/31/2000       17.82%        $13,778        9.78%           $56,232
          04/30/2000       -0.62%        $13,693       -3.01%           $54,540
          05/31/2000        8.46%        $14,851       -2.05%           $53,422
          06/30/2000       -1.73%        $14,594        2.46%           $54,736
          07/31/2000       -7.40%        $13,514       -1.56%           $53,882
          08/31/2000       14.92%        $15,531        6.21%           $57,228
          09/30/2000       -0.79%        $15,408       -5.28%           $54,207
          10/31/2000       -7.16%        $14,305       -0.42%           $53,979
          11/30/2000       -6.39%        $13,391       -7.88%           $49,725
          12/31/2000       23.04%        $16,478        0.49%           $49,969



Information preceding the Fund Summaries.

**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.
                          Past performance does not guarantee future results.

Franklin Natural Resources Securities
Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

50

Page

                                                 FRANKLIN REAL ESTATE FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Real Estate Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in equity securities of companies, including small capitalization companies, in the real estate industry, primarily real estate investment trusts (REITs).
--------------------------------------------------------------------------------

We are pleased to bring you this report for Franklin Real Estate Fund covering the one-year period ended December 31, 2000. After relatively weak performances in the past two reporting years, real estate stocks rebounded significantly in 2000. Increased volatility in the broader markets generated renewed interest in many value stocks, including real estate securities. In our opinion, real estate investment trusts (REITs), in particular, offered remarkable valuations going into 2000. Their attractive stock prices, in addition to promising operating fundamentals at the property level, provided a catalyst for higher security prices in absolute and relative terms. For the year ended December 31, 2000, the Wilshire Real Estate Securities Index rose 30.74%, while the Standard and Poor's 500 Composite Index fell 9.11%.(1)

On December 31, 2000, diversified property, comprising companies whose focus is not limited to a specific property type, represented the Fund's largest property-type weighting at 29.1% of total net assets. Office real estate stocks, one of the best-performing property types in 2000, represented our second-largest weighting by property type at 19.3%. Apartments was the third-largest weighting, constituting 15.0% of the Fund's total net assets at the end of the period. In our opinion, each of these property types has excellent long-term fundamentals, and their securities traded at reasonable valuations.

During the year under review, the most significant change we made to our property type weightings was increasing our exposure to industrial REITs, which own warehouse distribution properties. We expect demand in this area to closely match supply, providing solid and consistent rent growth over the next several years. Industrial REITs represented 7.8% of the Fund's total net assets at year-end, up from 4.3% on December 31, 1999. During the year, we also reduced our exposure to hotels because we became increasingly concerned about a

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

Industry Breakdown
Franklin Real Estate Fund
12/31/00

                                 % of Total
                                 Net Assets
-------------------------------------------
   Diversified                     29.1%

   Office                          19.3%

   Apartment                       15.0%

   Retail                          10.5%

   Hotels                          8.3%

   Industrial                      7.8%

   Self Storage                    2.9%

   Short-Term Investments &
   Other Net Assets                7.1%



                                                                             51
Page

Top 10 Holdings
Franklin Real Estate Fund
12/31/00

 Security                          % of Total
 Security Type                     Net Assets
---------------------------------------------
   Equity Office Properties
   Trust                             6.2%
   Equity REIT - Office

   Security Capital Group Inc.       5.1%
   Diversified Property Type

   Apartment Investment &
   Management Co.                    4.9%
   Equity REIT -
   Apartments

   Equity Residential
   Properties Trust                  4.9%
   Equity REIT -
   Apartments

   Prologis Trust                    4.2%
   Equity REIT - Industrial

   Glenborough Realty
   Trust Inc.                        3.9%
   Equity REIT - Diversified
   Property Type

   Brandywine Realty Trust           3.5%
   Equity REIT - Office

   Starwood Hotels &
   Resorts Worldwide Inc.            3.4%
   Hotels

   Liberty Property Trust            3.1%
   Equity REIT - Diversified
   Property Type

   Security Capital U.S.
   Realty                            3.0%
   Diversified Property Type

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

slowing economy. Of all real estate property types, hotel operations have historically had the most sensitivity to economic changes. Hotels represented 8.3% of the Fund's total net assets on December 31, 2000, down from 12.6% a year earlier.

Looking forward, we believe real estate industry fundamentals, despite signs of a slowing economy, should continue to benefit from a balanced supply and demand environment in 2001. In our opinion, moderating construction activity in many markets should offset any softening of demand for real estate. Earnings growth moving into 2001 appears healthy given continued rent growth and selective development opportunities. Overall, we are optimistic about the prospects for investing in real estate securities because they seem to possess a unique combination of strong fundamentals, favorable valuations and attractive growth opportunities. Therefore, we believe such securities are an attractive investment over the long term and an important component of a portfolio's diversification.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. The Fund concentrates its investments in a single industry. By doing so, the Fund may experience greater volatility than a fund with a more broadly diversified portfolio.

52
Page

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Real Estate Fund - Class 1
Periods ended 12/31/00
                                                                                    Since
                                                                                Inception
                                           1-Year       5-Year      10-Year     (1/24/89)
-------------------------------------------------------------------------------------------
 Average Annual Total Return            +31.95%      +10.55%      +13.53%       +10.47%
 Cumulative Total Return                +31.95%      +65.15%     +255.66%      +228.07%
 Value of $10,000 Investment            $13,195      $16,515      $35,566       $32,807

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin Real Estate Fund - Class 1, the Standard and Poor's 500 Index and the Wilshire Real Estate Securities Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

The following line graph compares the performance of Franklin Real Estate Fund - Class 1 with that of the S&P 500* and Wilshire Real Estate Securities Index*, based on a $10,000 investment from 1/1/91 to 12/31/00.

                                  Franklin Real Estate     S&P 500                 Wilshire
                                        Fund - Class I                          Real Estate
                                                                                 Securities
                                                                                      Index
                 ---------------------------------------------------------------------------
      01/01/1991                 $10,000                   $10,000                  $10,000
      01/31/1991      10.12%     $11,012         4.36%     $10,436       9.73%      $10,973
      02/28/1991       2.20%     $11,254         7.15%     $11,182       5.88%      $11,618
      03/31/1991       6.74%     $12,013         2.42%     $11,453       8.91%      $12,653
      04/30/1991       1.74%     $12,222         0.24%     $11,480      -0.81%      $12,551
      05/31/1991       1.17%     $12,365         4.31%     $11,975       1.55%      $12,745
      06/30/1991      -2.72%     $12,029        -4.58%     $11,427      -4.93%      $12,117
      07/31/1991       1.24%     $12,178         4.66%     $11,959      -0.42%      $12,066
      08/31/1991      -0.38%     $12,132         2.37%     $12,243      -1.21%      $11,920
      09/30/1991       1.98%     $12,373        -1.67%     $12,038      -1.14%      $11,784
      10/31/1991      -1.30%     $12,212         1.34%     $12,199      -2.25%      $11,519
      11/30/1991      -0.75%     $12,121        -4.03%     $11,708      -3.32%      $11,137
      12/31/1991       6.52%     $12,911        11.44%     $13,047       7.78%      $12,003
      01/31/1992       9.05%     $14,080        -1.86%     $12,804       4.71%      $12,569
      02/29/1992      -2.77%     $13,690         1.29%     $12,970      -0.25%      $12,537
      03/31/1992      -1.84%     $13,438        -1.95%     $12,717      -2.16%      $12,266
      04/30/1992      -1.45%     $13,244         2.94%     $13,091      -1.66%      $12,063
      05/31/1992       2.34%     $13,553         0.49%     $13,155       0.40%      $12,111
      06/30/1992      -0.89%     $13,432        -1.49%     $12,959      -3.01%      $11,746
      07/31/1992       4.01%     $13,970         4.09%     $13,489       0.37%      $11,790
      08/31/1992      -1.09%     $13,818        -2.05%     $13,212      -1.51%      $11,612
      09/30/1992       1.44%     $14,017         1.17%     $13,367       3.80%      $12,053
      10/31/1992       1.59%     $14,239         0.34%     $13,412       1.07%      $12,182
      11/30/1992       1.15%     $14,403         3.40%     $13,868       0.86%      $12,287
      12/31/1992       3.90%     $14,965         1.23%     $14,039       4.92%      $12,891
      01/31/1993       4.07%     $15,573         0.84%     $14,157       6.95%      $13,787
      02/28/1993       3.61%     $16,135         1.36%     $14,349       4.84%      $14,455
      03/31/1993       6.53%     $17,188         2.11%     $14,652       6.71%      $15,424
      04/30/1993      -3.95%     $16,509        -2.42%     $14,297      -5.67%      $14,550
      05/31/1993      -0.85%     $16,369         2.67%     $14,679      -1.57%      $14,321
      06/30/1993       3.45%     $16,933         0.29%     $14,722       2.62%      $14,697
      07/31/1993       1.96%     $17,265        -0.40%     $14,663       2.03%      $14,995
      08/31/1993       2.67%     $17,727         3.79%     $15,219       2.08%      $15,307
      09/30/1993       5.14%     $18,638        -0.77%     $15,101       4.53%      $16,000
      10/31/1993      -0.70%     $18,508         2.07%     $15,414      -2.81%      $15,551
      11/30/1993      -6.21%     $17,360        -0.95%     $15,268      -4.36%      $14,873
      12/31/1993       2.59%     $17,810         1.21%     $15,452      -0.12%      $14,855
      01/31/1994       1.80%     $18,129         3.40%     $15,978       3.00%      $15,301
      02/28/1994       4.11%     $18,875        -2.71%     $15,545       4.09%      $15,926
      03/31/1994      -3.51%     $18,212        -4.36%     $14,867      -4.63%      $15,189
      04/30/1994       1.63%     $18,508         1.28%     $15,057       1.12%      $15,359
      05/31/1994       1.54%     $18,792         1.64%     $15,304       2.08%      $15,678
      06/30/1994      -2.13%     $18,392        -2.45%     $14,929      -1.97%      $15,370
      07/31/1994      -0.20%     $18,356         3.28%     $15,419       0.23%      $15,405
      08/31/1994      -0.33%     $18,296         4.10%     $16,051      -0.07%      $15,394
      09/30/1994      -1.64%     $17,997        -2.44%     $15,659      -1.67%      $15,137
      10/31/1994      -3.56%     $17,355         2.25%     $16,012      -3.66%      $14,583
      11/30/1994      -3.59%     $16,733        -3.64%     $15,429      -3.91%      $14,013
      12/31/1994       9.51%     $18,325         1.48%     $15,657       7.75%      $15,099
      01/31/1995      -3.66%     $17,655         2.59%     $16,063      -3.23%      $14,611
      02/28/1995       1.76%     $17,966         3.90%     $16,689       3.13%      $15,069
      03/31/1995       0.73%     $18,097         2.95%     $17,182       0.58%      $15,156
      04/30/1995      -0.26%     $18,050         2.94%     $17,687      -0.72%      $15,047
      05/31/1995       4.05%     $18,780         4.00%     $18,394       3.31%      $15,545
      06/30/1995       1.69%     $19,098         2.32%     $18,821       1.74%      $15,815
      07/31/1995       2.07%     $19,494         3.32%     $19,446       1.61%      $16,070
      08/31/1995       2.16%     $19,915         0.25%     $19,494       1.22%      $16,266
      09/30/1995       2.86%     $20,484         4.22%     $20,317       1.84%      $16,565
      10/31/1995      -2.05%     $20,063        -0.36%     $20,244      -3.10%      $16,052
      11/30/1995       1.67%     $20,398         4.39%     $21,133       1.04%      $16,219
      12/31/1995       5.58%     $21,536         1.93%     $21,541       5.80%      $17,159
      01/31/1996       2.24%     $22,019         3.40%     $22,273       1.38%      $17,396
      02/29/1996       1.29%     $22,304         0.93%     $22,480       1.98%      $17,741
      03/31/1996       0.11%     $22,328         0.96%     $22,696       0.81%      $17,884
      04/30/1996       0.28%     $22,390         1.47%     $23,030       0.45%      $17,965
      05/31/1996       1.99%     $22,836         2.58%     $23,624       2.23%      $18,365
      06/30/1996       1.08%     $23,082         0.38%     $23,713       2.00%      $18,733
      07/31/1996      -0.78%     $22,901        -4.42%     $22,665      -0.89%      $18,566
      08/31/1996       4.79%     $23,997         2.11%     $23,144       4.25%      $19,355
      09/30/1996       3.16%     $24,756         5.63%     $24,447       2.50%      $19,839
      10/31/1996       1.98%     $25,247         2.76%     $25,121       2.71%      $20,377
      11/30/1996       3.27%     $26,073         7.56%     $27,020       4.15%      $21,222
      12/31/1996       9.71%     $28,604        -1.98%     $26,485      10.67%      $23,487
      01/31/1997       1.26%     $28,966         6.25%     $28,141       1.43%      $23,822
      02/28/1997      -0.13%     $28,927         0.78%     $28,360       0.06%      $23,837
      03/31/1997       0.76%     $29,147        -4.11%     $27,195       0.34%      $23,918
      04/30/1997      -2.57%     $28,398         5.97%     $28,818      -3.23%      $23,145
      05/31/1997       3.64%     $29,431         6.09%     $30,573       2.98%      $23,835
      06/30/1997       4.57%     $30,776         4.48%     $31,943       4.96%      $25,017
      07/31/1997       2.72%     $31,612         7.96%     $34,486       3.29%      $25,840
      08/31/1997      -0.13%     $31,572        -5.60%     $32,554      -0.74%      $25,649
      09/30/1997       9.74%     $34,646         5.48%     $34,338       9.86%      $28,178
      10/31/1997      -3.74%     $33,352        -3.34%     $33,191      -4.25%      $26,981
      11/30/1997       1.78%     $33,945         4.63%     $34,728       2.01%      $27,523
      12/31/1997       1.71%     $34,525         1.72%     $35,326       2.23%      $28,137
      01/31/1998      -1.09%     $34,147         1.11%     $35,718      -1.41%      $27,740
      02/28/1998      -0.51%     $33,972         7.21%     $38,293      -1.28%      $27,385
      03/31/1998       2.14%     $34,700         5.12%     $40,253       1.97%      $27,924
      04/30/1998      -2.72%     $33,756         1.01%     $40,660      -3.15%      $27,045
      05/31/1998      -1.00%     $33,419        -1.72%     $39,961      -0.96%      $26,785
      06/30/1998      -1.34%     $32,970         4.06%     $41,583      -0.53%      $26,643
      07/31/1998      -6.91%     $30,694        -1.07%     $41,138      -6.96%      $24,789
      08/31/1998     -10.52%     $27,466       -14.46%     $35,190     -10.39%      $22,213
      09/30/1998       5.35%     $28,936         6.41%     $37,445       5.60%      $23,457
      10/31/1998      -1.59%     $28,474         8.13%     $40,490      -1.37%      $23,136
      11/30/1998       1.47%     $28,892         6.06%     $42,943       1.88%      $23,571
      12/31/1998      -0.60%     $28,719         5.76%     $45,417      -1.43%      $23,234
      01/31/1999      -3.16%     $27,812         4.18%     $47,315      -2.17%      $22,729
      02/28/1999      -1.40%     $27,423        -3.11%     $45,844      -0.79%      $22,550
      03/31/1999      -0.11%     $27,392         4.00%     $47,677      -0.60%      $22,415
      04/30/1999      11.10%     $30,433         3.87%     $49,522      10.66%      $24,804
      05/31/1999       1.37%     $30,850        -2.36%     $48,354       1.69%      $25,223
      06/30/1999      -1.77%     $30,304         5.55%     $51,037      -1.70%      $24,794
      07/31/1999      -4.67%     $28,889        -3.12%     $49,445      -3.83%      $23,845
      08/31/1999      -1.94%     $28,328        -0.50%     $49,198      -1.50%      $23,487
      09/30/1999      -4.08%     $27,172        -2.74%     $47,850      -4.51%      $22,428
      10/31/1999      -2.59%     $26,469         6.33%     $50,879      -1.86%      $22,011
      11/30/1999      -2.12%     $25,907         2.03%     $51,912      -1.52%      $21,676
      12/31/1999       4.04%     $26,954         5.89%     $54,969       3.76%      $22,491
      01/31/2000       0.07%     $26,973        -5.02%     $52,210       0.41%      $22,583
      02/29/2000      -2.01%     $26,431        -1.89%     $51,223      -1.91%      $22,152
      03/31/2000       4.85%     $27,713         9.78%     $56,232       4.38%      $23,122
      04/30/2000       6.43%     $29,495        -3.01%     $54,540       7.13%      $24,771
      05/31/2000       2.28%     $30,167        -2.05%     $53,422       1.20%      $25,068
      06/30/2000       4.79%     $31,612         2.46%     $54,736       3.37%      $25,913
      07/31/2000       9.09%     $34,486        -1.56%     $53,882       8.98%      $28,240
      08/31/2000      -3.37%     $33,324         6.21%     $57,228      -3.60%      $27,223
      09/30/2000       2.69%     $34,220        -5.28%     $54,207       3.25%      $28,108
      10/31/2000      -3.93%     $32,875        -0.42%     $53,979      -4.34%      $26,888
      11/30/2000       1.18%     $33,263        -7.88%     $49,725       2.25%      $27,493
      12/31/2000       6.92%     $35,566         0.49%     $49,969       6.95%      $29,404

*Source: Standard & Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

                          Past performance does not guarantee future results.

Franklin Real Estate Fund
Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                             53
Page
PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Real Estate Fund - Class 2*
Periods ended 12/31/00
                                                                                        Since     Since Class 2
                                                                                    Inception      Inception
                                             1-Year         5-Year       10-Year    (1/24/89)       (1/6/99)
                                       -------------- -------------- ------------ ------------- ---------------
 Average Annual Total Return              +31.59%        +10.44%       +13.47%      +10.42%         +10.32%
 Cumulative Total Return                  +31.59%        +64.32%      +253.88%     +226.42%         +21.51%
 Value of $10,000 Investment              $13,159        $16,432       $35,388      $32,642         $12,151

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin Real Estate Fund - Class 2*, the Standard and Poor's 500 Index and the Wilshire Real Estate Securities Index. One cannot invest directly in an index, nor is

The following line graph compares the performance of Franklin Real Estate Fund - Class 2* with that of the S&P 500** and Wilshire Real Estate Securities Index**, based on a $10,000 investment from 1/1/91 to 12/31/00.

                                Franklin Real Estate      S&P 500                 Wilshire
                                     Fund - Class II                           Real Estate
                                                                                Securities
                                                                                     Index
                 --------------------------------------------------------------------------
      01/01/1991                $10,000                   $10,000                  $10,000
      01/31/1991     10.12%     $11,012        4.36%      $10,436       9.73%      $10,973
      02/28/1991      2.20%     $11,254        7.15%      $11,182       5.88%      $11,618
      03/31/1991      6.74%     $12,013        2.42%      $11,453       8.91%      $12,653
      04/30/1991      1.74%     $12,222        0.24%      $11,480      -0.81%      $12,551
      05/31/1991      1.17%     $12,365        4.31%      $11,975       1.55%      $12,745
      06/30/1991     -2.72%     $12,029       -4.58%      $11,427      -4.93%      $12,117
      07/31/1991      1.24%     $12,178        4.66%      $11,959      -0.42%      $12,066
      08/31/1991     -0.38%     $12,132        2.37%      $12,243      -1.21%      $11,920
      09/30/1991      1.98%     $12,373       -1.67%      $12,038      -1.14%      $11,784
      10/31/1991     -1.30%     $12,212        1.34%      $12,199      -2.25%      $11,519
      11/30/1991     -0.75%     $12,121       -4.03%      $11,708      -3.32%      $11,137
      12/31/1991      6.52%     $12,911       11.44%      $13,047       7.78%      $12,003
      01/31/1992      9.05%     $14,080       -1.86%      $12,804       4.71%      $12,569
      02/29/1992     -2.77%     $13,690        1.29%      $12,970      -0.25%      $12,537
      03/31/1992     -1.84%     $13,438       -1.95%      $12,717      -2.16%      $12,266
      04/30/1992     -1.45%     $13,244        2.94%      $13,091      -1.66%      $12,063
      05/31/1992      2.34%     $13,553        0.49%      $13,155       0.40%      $12,111
      06/30/1992     -0.89%     $13,432       -1.49%      $12,959      -3.01%      $11,746
      07/31/1992      4.01%     $13,970        4.09%      $13,489       0.37%      $11,790
      08/31/1992     -1.09%     $13,818       -2.05%      $13,212      -1.51%      $11,612
      09/30/1992      1.44%     $14,017        1.17%      $13,367       3.80%      $12,053
      10/31/1992      1.59%     $14,239        0.34%      $13,412       1.07%      $12,182
      11/30/1992      1.15%     $14,403        3.40%      $13,868       0.86%      $12,287
      12/31/1992      3.90%     $14,965        1.23%      $14,039       4.92%      $12,891
      01/31/1993      4.07%     $15,573        0.84%      $14,157       6.95%      $13,787
      02/28/1993      3.61%     $16,135        1.36%      $14,349       4.84%      $14,455
      03/31/1993      6.53%     $17,188        2.11%      $14,652       6.71%      $15,424
      04/30/1993     -3.95%     $16,509       -2.42%      $14,297      -5.67%      $14,550
      05/31/1993     -0.85%     $16,369        2.67%      $14,679      -1.57%      $14,321
      06/30/1993      3.45%     $16,933        0.29%      $14,722       2.62%      $14,697
      07/31/1993      1.96%     $17,265       -0.40%      $14,663       2.03%      $14,995
      08/31/1993      2.67%     $17,727        3.79%      $15,219       2.08%      $15,307
      09/30/1993      5.14%     $18,638       -0.77%      $15,101       4.53%      $16,000
      10/31/1993     -0.70%     $18,508        2.07%      $15,414      -2.81%      $15,551
      11/30/1993     -6.21%     $17,360       -0.95%      $15,268      -4.36%      $14,873
      12/31/1993      2.59%     $17,810        1.21%      $15,452      -0.12%      $14,855
      01/31/1994      1.80%     $18,129        3.40%      $15,978       3.00%      $15,301
      02/28/1994      4.11%     $18,875       -2.71%      $15,545       4.09%      $15,926
      03/31/1994     -3.51%     $18,212       -4.36%      $14,867      -4.63%      $15,189
      04/30/1994      1.63%     $18,508        1.28%      $15,057       1.12%      $15,359
      05/31/1994      1.54%     $18,792        1.64%      $15,304       2.08%      $15,678
      06/30/1994     -2.13%     $18,392       -2.45%      $14,929      -1.97%      $15,370
      07/31/1994     -0.20%     $18,356        3.28%      $15,419       0.23%      $15,405
      08/31/1994     -0.33%     $18,296        4.10%      $16,051      -0.07%      $15,394
      09/30/1994     -1.64%     $17,997       -2.44%      $15,659      -1.67%      $15,137
      10/31/1994     -3.56%     $17,355        2.25%      $16,012      -3.66%      $14,583
      11/30/1994     -3.59%     $16,733       -3.64%      $15,429      -3.91%      $14,013
      12/31/1994      9.51%     $18,325        1.48%      $15,657       7.75%      $15,099
      01/31/1995     -3.66%     $17,655        2.59%      $16,063      -3.23%      $14,611
      02/28/1995      1.76%     $17,966        3.90%      $16,689       3.13%      $15,069
      03/31/1995      0.73%     $18,097        2.95%      $17,182       0.58%      $15,156
      04/30/1995     -0.26%     $18,050        2.94%      $17,687      -0.72%      $15,047
      05/31/1995      4.05%     $18,780        4.00%      $18,394       3.31%      $15,545
      06/30/1995      1.69%     $19,098        2.32%      $18,821       1.74%      $15,815
      07/31/1995      2.07%     $19,494        3.32%      $19,446       1.61%      $16,070
      08/31/1995      2.16%     $19,915        0.25%      $19,494       1.22%      $16,266
      09/30/1995      2.86%     $20,484        4.22%      $20,317       1.84%      $16,565
      10/31/1995     -2.05%     $20,063       -0.36%      $20,244      -3.10%      $16,052
      11/30/1995      1.67%     $20,398        4.39%      $21,133       1.04%      $16,219
      12/31/1995      5.58%     $21,536        1.93%      $21,541       5.80%      $17,159
      01/31/1996      2.24%     $22,019        3.40%      $22,273       1.38%      $17,396
      02/29/1996      1.29%     $22,304        0.93%      $22,480       1.98%      $17,741
      03/31/1996      0.11%     $22,328        0.96%      $22,696       0.81%      $17,884
      04/30/1996      0.28%     $22,390        1.47%      $23,030       0.45%      $17,965
      05/31/1996      1.99%     $22,836        2.58%      $23,624       2.23%      $18,365
      06/30/1996      1.08%     $23,082        0.38%      $23,713       2.00%      $18,733
      07/31/1996     -0.78%     $22,901       -4.42%      $22,665      -0.89%      $18,566
      08/31/1996      4.79%     $23,997        2.11%      $23,144       4.25%      $19,355
      09/30/1996      3.16%     $24,756        5.63%      $24,447       2.50%      $19,839
      10/31/1996      1.98%     $25,247        2.76%      $25,121       2.71%      $20,377
      11/30/1996      3.27%     $26,073        7.56%      $27,020       4.15%      $21,222
      12/31/1996      9.71%     $28,604       -1.98%      $26,485      10.67%      $23,487
      01/31/1997      1.26%     $28,966        6.25%      $28,141       1.43%      $23,822
      02/28/1997     -0.13%     $28,927        0.78%      $28,360       0.06%      $23,837
      03/31/1997      0.76%     $29,147       -4.11%      $27,195       0.34%      $23,918
      04/30/1997     -2.57%     $28,398        5.97%      $28,818      -3.23%      $23,145
      05/31/1997      3.64%     $29,431        6.09%      $30,573       2.98%      $23,835
      06/30/1997      4.57%     $30,776        4.48%      $31,943       4.96%      $25,017
      07/31/1997      2.72%     $31,612        7.96%      $34,486       3.29%      $25,840
      08/31/1997     -0.13%     $31,572       -5.60%      $32,554      -0.74%      $25,649
      09/30/1997      9.74%     $34,646        5.48%      $34,338       9.86%      $28,178
      10/31/1997     -3.74%     $33,352       -3.34%      $33,191      -4.25%      $26,981
      11/30/1997      1.78%     $33,945        4.63%      $34,728       2.01%      $27,523
      12/31/1997      1.71%     $34,525        1.72%      $35,326       2.23%      $28,137
      01/31/1998     -1.09%     $34,147        1.11%      $35,718      -1.41%      $27,740
      02/28/1998     -0.51%     $33,972        7.21%      $38,293      -1.28%      $27,385
      03/31/1998      2.14%     $34,700        5.12%      $40,253       1.97%      $27,924
      04/30/1998     -2.72%     $33,756        1.01%      $40,660      -3.15%      $27,045
      05/31/1998     -1.00%     $33,419       -1.72%      $39,961      -0.96%      $26,785
      06/30/1998     -1.34%     $32,970        4.06%      $41,583      -0.53%      $26,643
      07/31/1998     -6.91%     $30,694       -1.07%      $41,138      -6.96%      $24,789
      08/31/1998    -10.52%     $27,466      -14.46%      $35,190     -10.39%      $22,213
      09/30/1998      5.35%     $28,936        6.41%      $37,445       5.60%      $23,457
      10/31/1998     -1.59%     $28,474        8.13%      $40,490      -1.37%      $23,136
      11/30/1998      1.47%     $28,892        6.06%      $42,943       1.88%      $23,571
      12/31/1998     -0.60%     $28,719        5.76%      $45,417      -1.43%      $23,234
      01/31/1999     -3.21%     $27,798        4.18%      $47,315      -2.17%      $22,729
      02/28/1999     -1.40%     $27,408       -3.11%      $45,844      -0.79%      $22,550
      03/31/1999     -0.16%     $27,365        4.00%      $47,677      -0.60%      $22,415
      04/30/1999     11.11%     $30,405        3.87%      $49,522    10.66%        $24,804
      05/31/1999      1.33%     $30,809       -2.36%      $48,354    1.69%         $25,223
      06/30/1999     -1.78%     $30,261        5.55%      $51,037   -1.70%         $24,794
      07/31/1999     -4.68%     $28,845       -3.12%      $49,445   -3.83%         $23,845
      08/31/1999     -2.01%     $28,265       -0.50%      $49,198   -1.50%         $23,487
      09/30/1999     -4.09%     $27,109       -2.74%      $47,850   -4.51%         $22,428
      10/31/1999     -2.60%     $26,404        6.33%      $50,879   -1.86%         $22,011
      11/30/1999     -2.12%     $25,844        2.03%      $51,912   -1.52%         $21,676
      12/31/1999      4.06%     $26,893        5.89%      $54,969    3.76%         $22,491
      01/31/2000      0.00%     $26,893       -5.02%      $52,210    0.41%         $22,583
      02/29/2000     -2.02%     $26,350       -1.89%      $51,223   -1.91%         $22,152
      03/31/2000      4.80%     $27,615        9.78%      $56,232    4.38%         $23,122
      04/30/2000      6.44%     $29,393       -3.01%      $54,540    7.13%         $24,771
      05/31/2000      2.22%     $30,046       -2.05%      $53,422    1.20%         $25,068
      06/30/2000      4.82%     $31,494        2.46%      $54,736    3.37%         $25,913
      07/31/2000      9.06%     $34,347       -1.56%      $53,882    8.98%         $28,240
      08/31/2000     -3.38%     $33,187        6.21%      $57,228   -3.60%         $27,223
      09/30/2000      2.70%     $34,083       -5.28%      $54,207    3.25%         $28,108
      10/31/2000     -3.95%     $32,736       -0.42%      $53,979   -4.34%         $26,888
      11/30/2000      1.12%     $33,103       -7.88%      $49,725    2.25%         $27,493
      12/31/2000      6.90%     $35,388        0.49%      $49,969    6.95%         $29,404

an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

                          Past performance does not guarantee future results.

Franklin Real Estate
Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

54

Page

                                 FRANKLIN RISING DIVIDENDS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Rising Dividends Securities Fund seeks long-term capital appreciation. The Fund invests primarily in equity securities of companies that have paid consistently rising dividends over the past 10 years, including small capitalization companies.
--------------------------------------------------------------------------------

Economic growth was strong for the first half of the Fund's fiscal year ended December 31, 2000, with year-over-year gross domestic product growth exceeding 6% as of June 30, 2000. The Federal Reserve Board (the Fed), concerned about tight labor markets and the economy's ability to continue such growth without sparking inflation, increased the federal funds target rate to 6.5% during that time. By late spring, however, high, short-term interest rates, ever-increasing energy prices and lower stock prices, particularly in certain technology industries such as e-commerce, contributed to slowing economic activity. Largely as a result, long-term Treasury bond yields fell substantially from their peak in January. By the end of the year, policy makers and investors were trying to determine the likely duration and depth of the slowdown that began in the third quarter, and the Fed had not made changes to the federal funds target rate since the middle of May. However, at its December meeting it expressed, for the first time this economic cycle, greater concern over developing economic weakness than over the threat of inflation.

During the first quarter of the year, stocks of most "new economy" companies involved in technology, telecommunications and biotechnology soared, while many "old economy" stock prices declined. As a result, the favored stocks' valuations reached unprecedented levels. For the remainder of the year, the performance of these two groups reversed. While the Nasdaq Composite Index fell sharply from its March 2000 high, many old economy stocks recovered nicely from their February to March lows.(1) By year-end, the extraordinary disparity in relative valuations had diminished significantly. However, we still believed some stocks remained priced too high despite their selloff while other companies represented value despite their rebound.

Our investment strategy is based on our belief that companies with consistently rising dividends should, over time, also realize stock price appreciation. We select portfolio securities based on several criteria. To be eligible for purchase, stocks must pass certain investment "screens," or screening procedures, requiring consistent and substantial dividend

(1). For an index description, please see the Index Definitions following the Fund Summaries.



                                                                             55
Page

Top 10 Stock Holdings
Franklin Rising Dividends
Securities Fund
12/31/00

 Company                         % of Total
 Industry                        Net Assets
-------------------------------------------
   Family Dollar Stores Inc.         5.8%
   Retail Trade

   West Pharmaceutical
   Services Inc.                     4.4%
   Health Technology

   Alberto-Culver Co., A             4.4%
   Consumer Non-Durables

   Washington Mutual Inc.            4.4%
   Finance

   Teleflex Inc.                     3.9%
   Producer Manufacturing

   National
   Commerce Bancorp.                 3.8%
   Finance

   Reynolds & Reynolds
   Co., A                            3.8%
   Technology Services

   Leggett & Platt Inc.              3.3%
   Consumer Durables

   Pall Corp.                        3.2%
   Health Technology

   Diebold Inc.                      3.1%
   Electronic Technology

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

increases, strong balance sheets and relatively low price-to-earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at attractive prices, often when they are out of favor with other investors.

A good example of a rising dividends company in the portfolio is Diebold. Earlier in 2000, Diebold increased its dividend for the 47th consecutive year. The company's primary business is manufacturing and servicing automatic teller machines. In recent months, Diebold announced several important, new business relationships, which we believe should lead to improving operating results in the coming year. In addition, as a result of an acquisition, Diebold also makes electronic voting machines. These machines apparently worked flawlessly in Brazil's most recent election. In the U.S., less than 15% of voting machines in use are electronic, and we think this represents a timely market opportunity for Diebold that is not included in most analysts' forecasts. At year-end, Diebold traded at 15 times consensus earnings estimates for 2001. After several years of earnings growth well below its historical, double-digit rate, Diebold's growth rate appeared set to reaccelerate, and its stock price appreciated considerably during the year.

The portfolio included a number of other strongly performing stocks, especially during the second half of the year. Leading the way were financial company stocks, which generally benefited from an anticipated reduction in the federal funds target rate, and stocks of consumer non-durable companies that generate earnings not particularly sensitive to the economic cycle. Several stocks outside of these sectors also did well. Our largest position, Family Dollar Stores, outperformed most other retailers, as many investors remained confident that demand for its basic merchandise would hold up well in an economic slowdown. Teleflex stock also performed well in anticipation of improved results from the company's aerospace segment and continued growth from new products.

The Fund also benefited from corporate activity during the period. Portfolio holding ReliaStar Financial, a life insurance company, was acquired by ING Group in a cash transaction priced at a substantial premium to its previous trading level. Elsewhere, when news reached the market of a potential purchase of Block Drug Company, one of the Fund's holdings, its stock price increased significantly. Ultimately, Block, which makes health care and dental products, agreed to be acquired by GlaxoSmithKline.

56
Page

A particularly disappointing stock during the period was Cohu, Inc. The company, which makes semiconductor test-handling equipment, began 2000 as one of the portfolio's best performers as customer orders were showing strong increases. As the year progressed, however, order growth fell, as did the stock price. Over the last quarter of 2000, Cohu's stock price seemed to have stabilized at around one and half times its book value. Historically, its stock price moves with cyclical changes in orders, and we maintained our position in anticipation of its next cyclical growth phase.

Notable year-over-year dividend increases during the past 12 months came from National Commerce Bancorp. (+25%), Washington Mutual Inc. (+16%),
Alberto-Culver Co. (+15%), Nucor Corp. (+15%), Teleflex Inc. (+15%), Leggett & Platt (+14%) and State Street Corp. (+14%).

Our 10 largest positions on December 31, 2000, comprised 43.0% of the Fund's total net assets. It is interesting to note how these 10 companies would, in the aggregate, respond to our screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 21 years in a row and by 294% in the past 10 years. Their most recent dividend increases averaged 11.5%, for a yield of 2.0% and a dividend payout ratio of 34%. Long-term debt averaged 21% of capitalization, and the average price/ earnings ratio was 17.4 on calendar year 2000 estimates versus 22.8 for that of the unmanaged Standard & Poor's 500 Composite Index on the same date.1 It is our opinion that these companies are representative of the portfolio's fundamentally high quality. We also believe that, over the long term, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                                                                             57
Page

Franklin Rising Dividends Securities Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Rising Dividends Securities Fund - Class 1
Periods ended 12/31/00
                                                            Since
                                                         Inception
                                   1-Year      5-Year    (1/27/92)
--------------------------------------------------------------------
 Average Annual Total Return    +21.05%     +14.06%      +11.04%
 Cumulative Total Return        +21.05%     +93.06%     +154.64%
 Value of $10,000 Investment    $12,105     $19,306      $25,464

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/27/92-12/31/00)

The graph compares the performance of Franklin Rising Dividends Securities Fund
- Class 1 and the Russell Midcap Value Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

The following line graph compares the performance of Franklin Rising Dividends Securities Fund - Class 1 with that of the Russell Midcap Value Index*, based on a $10,000 investment from 1/27/92 to 12/31/00.

                                    Franklin Rising        Russell
                               Dividends securities         Midcap
                                     Fund - Class I    Value Index
                  -------------------------------------------------
       01/27/1992                $10,000                   $10,000
       01/31/1992      0.00%     $10,000      0.33%        $10,033
       02/29/1992      0.00%     $10,000      3.73%        $10,407
       03/31/1992     -0.70%      $9,930     -1.52%        $10,249
       04/30/1992      0.50%      $9,980      2.55%        $10,511
       05/31/1992      1.50%     $10,130      0.93%        $10,608
       06/30/1992     -1.38%      $9,990     -0.77%        $10,527
       07/31/1992      3.60%     $10,350      4.01%        $10,949
       08/31/1992     -1.06%     $10,240     -2.92%        $10,629
       09/30/1992      1.66%     $10,410      2.00%        $10,842
       10/31/1992      1.25%     $10,540      2.09%        $11,068
       11/30/1992      3.04%     $10,860      4.21%        $11,534
       12/31/1992      1.10%     $10,980      3.19%        $11,902
       01/31/1993     -1.09%     $10,860      2.53%        $12,203
       02/28/1993     -1.75%     $10,670      2.16%        $12,467
       03/31/1993      0.84%     $10,760      3.47%        $12,899
       04/30/1993     -3.44%     $10,390     -1.76%        $12,672
       05/31/1993      1.35%     $10,530      2.25%        $12,958
       06/30/1993     -1.07%     $10,418      2.08%        $13,227
       07/31/1993      0.00%     $10,418      1.10%        $13,373
       08/31/1993      1.64%     $10,588      3.41%        $13,829
       09/30/1993      0.00%     $10,588     -0.26%        $13,793
       10/31/1993      1.52%     $10,749     -1.13%        $13,637
       11/30/1993     -2.52%     $10,478     -2.31%        $13,322
       12/31/1993      1.15%     $10,598      3.30%        $13,761
       01/31/1994      1.32%     $10,739      2.91%        $14,162
       02/28/1994     -3.36%     $10,378     -1.78%        $13,910
       03/31/1994     -4.44%      $9,916     -3.87%        $13,371
       04/30/1994      0.20%      $9,936      1.47%        $13,568
       05/31/1994      1.41%     $10,077      0.13%        $13,586
       06/30/1994     -0.27%     $10,050     -1.84%        $13,336
       07/31/1994      1.01%     $10,152      4.00%        $13,869
       08/31/1994      4.22%     $10,580      3.71%        $14,384
       09/30/1994     -2.31%     $10,335     -3.13%        $13,933
       10/31/1994     -0.26%     $10,309     -0.09%        $13,921
       11/30/1994     -2.37%     $10,064     -4.41%        $13,307
       12/31/1994      1.01%     $10,166      1.21%        $13,468
       01/31/1995      2.71%     $10,441      2.82%        $13,848
       02/28/1995      2.93%     $10,747      5.05%        $14,547
       03/31/1995      2.18%     $10,982      1.88%        $14,821
       04/30/1995      0.74%     $11,063      2.12%        $15,135
       05/31/1995      3.41%     $11,441      4.02%        $15,743
       06/30/1995      1.08%     $11,564      2.31%        $16,107
       07/31/1995      2.16%     $11,814      3.49%        $16,669
       08/31/1995      1.68%     $12,012      1.96%        $16,996
       09/30/1995      3.30%     $12,408      2.29%        $17,385
       10/31/1995     -0.84%     $12,304     -1.95%        $17,046
       11/30/1995      5.17%     $12,939      5.47%        $17,978
       12/31/1995      1.93%     $13,190      1.09%        $18,174
       01/31/1996      1.97%     $13,450      2.43%        $18,616
       02/29/1996      1.47%     $13,648      0.95%        $18,793
       03/31/1996      0.00%     $13,648      2.11%        $19,189
       04/30/1996     -0.23%     $13,617      0.85%        $19,352
       05/31/1996      2.75%     $13,992      0.96%        $19,538
       06/30/1996      1.10%     $14,145      0.11%        $19,560
       07/31/1996     -2.93%     $13,731     -4.76%        $18,629
       08/31/1996      2.01%     $14,007      4.20%        $19,411
       09/30/1996      5.16%     $14,730      3.67%        $20,123
       10/31/1996      2.96%     $15,166      2.63%        $20,653
       11/30/1996      6.94%     $16,219      6.28%        $21,950
       12/31/1996      0.98%     $16,379     -0.42%        $21,857
       01/31/1997      2.01%     $16,709      3.14%        $22,544
       02/28/1997      2.80%     $17,177      1.69%        $22,925
       03/31/1997     -3.10%     $16,645     -3.04%        $22,228
       04/30/1997      2.56%     $17,070      2.52%        $22,788
       05/31/1997      7.73%     $18,389      5.89%        $24,130
       06/30/1997      3.62%     $19,054      3.71%        $25,025
       07/31/1997      8.48%     $20,670      7.42%        $26,882
       08/31/1997     -2.04%     $20,250     -1.17%        $26,568
       09/30/1997      5.25%     $21,312      6.20%        $28,215
       10/31/1997     -2.44%     $20,792     -3.04%        $27,357
       11/30/1997      2.40%     $21,290      3.37%        $28,279
       12/31/1997      2.34%     $21,789      3.83%        $29,362
       01/31/1998     -0.46%     $21,689     -1.94%        $28,793
       02/28/1998      8.07%     $23,438      6.68%        $30,716
       03/31/1998      2.88%     $24,113      5.15%        $32,298
       04/30/1998     -0.32%     $24,036     -0.56%        $32,117
       05/31/1998     -3.64%     $23,161     -2.33%        $31,369
       06/30/1998     -1.14%     $22,898      0.32%        $31,469
       07/31/1998     -3.43%     $22,113     -5.07%        $29,874
       08/31/1998    -15.94%     $18,589    -14.06%        $25,673
       09/30/1998      4.98%     $19,515      5.84%        $27,173
       10/31/1998     10.68%     $21,599      6.48%        $28,933
       11/30/1998      3.63%     $22,383      3.51%        $29,949
       12/31/1998      4.08%     $23,297      3.04%        $30,859
       01/31/1999     -5.19%     $22,088     -2.33%        $30,140
       02/28/1999     -3.55%     $21,304     -2.20%        $29,477
       03/31/1999     -0.66%     $21,163      1.43%        $29,899
       04/30/1999      7.90%     $22,835      9.47%        $32,730
       05/31/1999      1.13%     $23,093      0.42%        $32,868
       06/30/1999      3.73%     $23,954      1.14%        $33,242
       07/31/1999     -1.53%     $23,588     -2.50%        $32,411
       08/31/1999     -4.13%     $22,614     -3.46%        $31,290
       09/30/1999     -5.81%     $21,300     -5.06%        $29,707
       10/31/1999      0.80%     $21,470      2.95%        $30,583
       11/30/1999     -1.22%     $21,208     -1.83%        $30,023
       12/31/1999     -0.80%     $21,038      2.68%        $30,828
       01/31/2000     -4.78%     $20,033     -5.98%        $28,984
       02/29/2000     -0.08%     $20,017     -4.18%        $27,773
       03/31/2000      8.42%     $21,702     12.12%        $31,139
       04/30/2000     -0.26%     $21,646      0.40%        $31,264
       05/31/2000      1.57%     $21,986      1.72%        $31,801
       06/30/2000     -5.42%     $20,794     -3.73%        $30,615
       07/31/2000     -0.73%     $20,642      2.34%        $31,332
       08/31/2000      6.05%     $21,891      6.13%        $33,252
       09/30/2000      1.38%     $22,193      0.96%        $33,571
       10/31/2000      2.39%     $22,724      1.90%        $34,209
       11/30/2000      1.92%     $23,160     -1.30%        $33,764
       12/31/2000      9.96%     $25,464      8.82%        $36,743

*Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

58
Page
Franklin Rising Dividends
Securities Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Rising Dividends Securities Fund - Class 2*
Periods ended 12/31/00
                                                                Since      Since Class 2
                                                             Inception      Inception
                                    1-Year        5-Year     (1/27/92)       (1/6/99)
                               ------------- ------------- ------------- ---------------
 Average Annual Total Return        +20.71%       +13.92%    +10.96%            +3.77%
 Cumulative Total Return            +20.71%       +91.88%   +153.08%            +7.62%
 Value of $10,000 Investment        $12,071       $19,188    $25,308           $10,762

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/27/92-12/31/00)

The graph compares the performance of Franklin Rising Dividends Securities Fund
- Class 2* and the Russell Midcap Value Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

The following line graph compares the performance of Franklin Rising Dividends Securities Fund - Class 2* with that of the Russell Midcap Value Index**, based on a $10,000 investment from 1/27/92 to 12/31/00.

                                       Franklin Rising      Russell
                                  Dividends securities       Midcap
                                       Fund - Class II        Value
                                                              Index
                 --------------------------------------------------
       01/27/1992                 $10,000                   $10,000
       01/31/1992      0.00%      $10,000        0.33%      $10,033
       02/29/1992      0.00%      $10,000        3.73%      $10,407
       03/31/1992     -0.70%       $9,930       -1.52%      $10,249
       04/30/1992      0.50%       $9,980        2.55%      $10,511
       05/31/1992      1.50%      $10,130        0.93%      $10,608
       06/30/1992     -1.38%       $9,990       -0.77%      $10,527
       07/31/1992      3.60%      $10,350        4.01%      $10,949
       08/31/1992     -1.06%      $10,240       -2.92%      $10,629
       09/30/1992      1.66%      $10,410        2.00%      $10,842
       10/31/1992      1.25%      $10,540        2.09%      $11,068
       11/30/1992      3.04%      $10,860        4.21%      $11,534
       12/31/1992      1.10%      $10,980        3.19%      $11,902
       01/31/1993     -1.09%      $10,860        2.53%      $12,203
       02/28/1993     -1.75%      $10,670        2.16%      $12,467
       03/31/1993      0.84%      $10,760        3.47%      $12,899
       04/30/1993     -3.44%      $10,390       -1.76%      $12,672
       05/31/1993      1.35%      $10,530        2.25%      $12,958
       06/30/1993     -1.07%      $10,418        2.08%      $13,227
       07/31/1993      0.00%      $10,418        1.10%      $13,373
       08/31/1993      1.64%      $10,588        3.41%      $13,829
       09/30/1993      0.00%      $10,588       -0.26%      $13,793
       10/31/1993      1.52%      $10,749       -1.13%      $13,637
       11/30/1993     -2.52%      $10,478       -2.31%      $13,322
       12/31/1993      1.15%      $10,598        3.30%      $13,761
       01/31/1994      1.32%      $10,739        2.91%      $14,162
       02/28/1994     -3.36%      $10,378       -1.78%      $13,910
       03/31/1994     -4.44%       $9,916       -3.87%      $13,371
       04/30/1994      0.20%       $9,936        1.47%      $13,568
       05/31/1994      1.41%      $10,077        0.13%      $13,586
       06/30/1994     -0.27%      $10,050       -1.84%      $13,336
       07/31/1994      1.01%      $10,152        4.00%      $13,869
       08/31/1994      4.22%      $10,580        3.71%      $14,384
       09/30/1994     -2.31%      $10,335       -3.13%      $13,933
       10/31/1994     -0.26%      $10,309       -0.09%      $13,921
       11/30/1994     -2.37%      $10,064       -4.41%      $13,307
       12/31/1994      1.01%      $10,166        1.21%      $13,468
       01/31/1995      2.71%      $10,441        2.82%      $13,848
       02/28/1995      2.93%      $10,747        5.05%      $14,547
       03/31/1995      2.18%      $10,982        1.88%      $14,821
       04/30/1995      0.74%      $11,063        2.12%      $15,135
       05/31/1995      3.41%      $11,441        4.02%      $15,743
       06/30/1995      1.08%      $11,564        2.31%      $16,107
       07/31/1995      2.16%      $11,814        3.49%      $16,669
       08/31/1995      1.68%      $12,012        1.96%      $16,996
       09/30/1995      3.30%      $12,408        2.29%      $17,385
       10/31/1995     -0.84%      $12,304       -1.95%      $17,046
       11/30/1995      5.17%      $12,939        5.47%      $17,978
       12/31/1995      1.93%      $13,190        1.09%      $18,174
       01/31/1996      1.97%      $13,450        2.43%      $18,616
       02/29/1996      1.47%      $13,648        0.95%      $18,793
       03/31/1996      0.00%      $13,648        2.11%      $19,189
       04/30/1996     -0.23%      $13,617        0.85%      $19,352
       05/31/1996      2.75%      $13,992        0.96%      $19,538
       06/30/1996      1.10%      $14,145        0.11%      $19,560
       07/31/1996     -2.93%      $13,731       -4.76%      $18,629
       08/31/1996      2.01%      $14,007        4.20%      $19,411
       09/30/1996      5.16%      $14,730        3.67%      $20,123
       10/31/1996      2.96%      $15,166        2.63%      $20,653
       11/30/1996      6.94%      $16,219        6.28%      $21,950
       12/31/1996      0.98%      $16,379       -0.42%      $21,857
       01/31/1997      2.01%      $16,709        3.14%      $22,544
       02/28/1997      2.80%      $17,177        1.69%      $22,925
       03/31/1997     -3.10%      $16,645       -3.04%      $22,228
       04/30/1997      2.56%      $17,070        2.52%      $22,788
       05/31/1997      7.73%      $18,389        5.89%      $24,130
       06/30/1997      3.62%      $19,054        3.71%      $25,025
       07/31/1997      8.48%      $20,670        7.42%      $26,882
       08/31/1997     -2.04%      $20,250       -1.17%      $26,568
       09/30/1997      5.25%      $21,312        6.20%      $28,215
       10/31/1997     -2.44%      $20,792       -3.04%      $27,357
       11/30/1997      2.40%      $21,290        3.37%      $28,279
       12/31/1997      2.34%      $21,789        3.83%      $29,362
       01/31/1998     -0.46%      $21,689       -1.94%      $28,793
       02/28/1998      8.07%      $23,438        6.68%      $30,716
       03/31/1998      2.88%      $24,113        5.15%      $32,298
       04/30/1998     -0.32%      $24,036       -0.56%      $32,117
       05/31/1998     -3.64%      $23,161       -2.33%      $31,369
       06/30/1998     -1.14%      $22,898        0.32%      $31,469
       07/31/1998     -3.43%      $22,113       -5.07%      $29,874
       08/31/1998    -15.94%      $18,589      -14.06%      $25,673
       09/30/1998      4.98%      $19,515        5.84%      $27,173
       10/31/1998     10.68%      $21,599        6.48%      $28,933
       11/30/1998      3.63%      $22,383        3.51%      $29,949
       12/31/1998      4.08%      $23,297        3.04%      $30,859
       01/31/1999     -5.25%      $22,074       -2.33%      $30,140
       02/28/1999     -3.55%      $21,290       -2.20%      $29,477
       03/31/1999     -0.73%      $21,135        1.43%      $29,899
       04/30/1999      7.91%      $22,806        9.47%      $32,730
       05/31/1999      1.07%      $23,050        0.42%      $32,868
       06/30/1999      3.74%      $23,913        1.14%      $33,242
       07/31/1999     -1.53%      $23,547       -2.50%      $32,411
       08/31/1999     -4.20%      $22,558       -3.46%      $31,290
       09/30/1999     -5.83%      $21,243       -5.06%      $29,707
       10/31/1999      0.80%      $21,413        2.95%      $30,583
       11/30/1999     -1.23%      $21,149       -1.83%      $30,023
       12/31/1999     -0.88%      $20,963        2.68%      $30,828
       01/31/2000     -4.79%      $19,959       -5.98%      $28,984
       02/29/2000     -0.08%      $19,943       -4.18%      $27,773
       03/31/2000      8.45%      $21,628       12.12%      $31,139
       04/30/2000     -0.37%      $21,548        0.40%      $31,264
       05/31/2000      1.58%      $21,889        1.72%      $31,801
       06/30/2000     -5.35%      $20,718       -3.73%      $30,615
       07/31/2000     -0.73%      $20,566        2.34%      $31,332
       08/31/2000      5.97%      $21,794        6.13%      $33,252
       09/30/2000      1.30%      $22,077        0.96%      $33,571
       10/31/2000      2.40%      $22,607        1.90%      $34,209
       11/30/2000      1.84%      $23,023       -1.30%      $33,764
       12/31/2000      9.91%      $25,308        8.82%      $36,743

**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

                                                                              59
Page

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60
Page


                                               FRANKLIN S&P 500 INDEX FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin S&P 500 Index Fund seeks to match the performance of the Standard & Poor's 500 (S&P 500) Composite Stock Price Index before the deduction of Fund expenses. The Fund uses investment
"indexing" strategies and invests in the common stocks of the S&P 500 Index in approximately the same proportion as the S&P 500 Index.(1)
--------------------------------------------------------------------------------

This annual report for Franklin S&P 500 Index Fund covers the 12 months ended December 31, 2000. Domestic economic output, as measured by gross domestic product (GDP), remained strong at an annualized rate of 5.2% during the first half of the year before waning substantially to an annualized pace of just 2.2% in the third quarter, the slowest in four years. Furthermore, most analysts expected continued GDP growth below 3% into 2001. During the fourth quarter, data indicated declines in employment, manufacturing output, durable goods orders and consumer confidence, amid sharply rising energy costs. Inflation remained relatively tame as the Federal Reserve Board (the Fed) increased the federal funds target rate on three separate occasions during 2000 through May 16, from 5.5% to a five-year high of 6.5%, then decided to hold rates steady for the remainder of the year. By December, Fed policy makers abruptly altered their aggressive stance, signaling for the first time in two years that recession, rather than inflation, posed the greatest risk to the decade-long U.S. economic expansion. By year's end, the market expected the Fed to lower rates at their January 2001 meeting.

Reflecting investor concerns over flagging economic growth and a spate of disappointing corporate sales and earnings reports, stock markets grew quite volatile during the last nine months of 2000 after reaching new highs early in the reporting period. Within this environment, the S&P 500 Index fell 9.11% for the year. Other indexes were also down for the 12 months under review, with the Dow Jones Industrial Average and the Nasdaq Composite Index posting returns of -4.88% and -38.83%.1 Poor performance from technology, Internet, media and telecommunications stocks -- also called "new economy" stocks -- weighed heavily on the market's overall volatility and decline, particularly in the tech-laden Nasdaq. The historical trend of relatively stronger stock market performance in an election year did not materialize in 2000, as investors seemed to focus on the slowing

(1.) Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.


                                                                             61
Page

Top 10 Holdings
Franklin S&P 500 Index Fund
12/31/00

 Company                      % of Total
 Industry                     Net Assets
----------------------------------------
   General Electric Co.           3.9%
   Producer Manufacturing

   Exxon Mobil Corp.              2.5%
   Energy Minerals

   Pfizer Inc.                    2.4%
   Health Technology

   Cisco Systems Inc.             2.2%
   Electronic Technology

   Citigroup Inc.                 2.1%
   Finance

   Wal-Mart Stores Inc.           1.9%
   Retail Trade

   Microsoft Corp.                1.9%
   Technology Services

   American International
   Group Inc.                     1.9%
   Finance

   Merck & Co. Inc.               1.8%
   Health Technology

   Intel Corp.                    1.6%
   Electronic Technology

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

economy and overvaluations in technology-related sectors. The delay in determining the next U.S. President did not help matters, giving investors another reason to fret. Looking forward, the markets are going to watch for newly elected President Bush's effectiveness and will be evaluating his support in Congress. Heading into 2001, the markets also remained focused on recurring announcements of profit shortfalls and downward revisions in earnings estimates from many high-profile companies, and the possible ramifications of further economic slowdown or recession.

Franklin S&P 500 Index Fund is managed with a full replication technique. With this passive strategy, the Fund holds each constituent of the index, with the exception of some minor securities, in its approximate capitalization weight. This replication technique allows the Fund to more tightly track the S&P 500 Index, with performance discrepancies generally attributable to the Fund's cash flow, fees and expenses. Fund performance is reported after fees, while the S&P 500 Index serves as an unmanaged benchmark and includes reinvested dividends. Minor tracking differences may be caused by Fund cash flow and trading expenses. Positive cash flow in a down market such as 2000's will provide positive tracking (deviation between the Fund and the S&P 500 Index which is beneficial to the Fund) that can help to offset fees and expenses. During the year under review, the Fund slightly outperformed the index due to the positive influence of cash inflows to the Fund as the market was declining. Of course, one cannot invest directly in an index.

As of December 31, 2000, Standard & Poor's made 59 additions and 58 deletions to the S&P 500 Index for the year, based upon rebalancing activity. The addition of JDS Uniphase on July 26 was the major index change for 2000. At just under 1% of the universe, JDS Uniphase was the largest addition to the S&P 500 since Microsoft was added. Deletions generally occur because of merger and acquisition activity, bankruptcies and restructurings, or lack of industry representation. Whenever a company is removed from the index, another company is added to keep the number of index constituents at 500. However, during the year under review we made one more addition than deletion because a December 31, 1999, deletion did not receive an offsetting addition until January 3, 2000.

62
Page

Looking forward, we intend to keep the Fund's passively managed portfolio nearly fully invested in the common stocks of the S&P 500 Index by holding constituent securities. We will use financial futures to manage the Fund's liquidity while maintaining exposure to the S&P 500 Index. As such, the Fund's performance should continue to be dictated by the performance of the S&P 500 Index and general U.S. equity market conditions.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security, indexing strategy or the Fund. Our indexing strategy and the Fund's portfolio composition may change depending on market conditions and the composition of the S&P 500 Stock Index. Although historical performance does not guarantee future results, these insights may help you understand our management philosophy.



                                                                             63
Page

Franklin S&P 500
Index Fund
Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin S&P 500 Index Fund - Class 1
Periods ended 12/31/00
                                               Since
                                            Inception
                                   1-Year   (11/1/99)
------------------------------------------------------
 Average Annual Total Return       -8.47%      -2.87%
 Cumulative Total Return           -8.47%      -3.34%
 Value of $10,000 Investment       $9,153      $9,666

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (11/1/99-12/31/00)

The graph compares the performance of Franklin S&P 500 Index Fund - Class 1 and the Standard & Poor's 500 Index. One cannot invest directly in an index, nor is an index necessarily representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin S&P 500 Index Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the Standard & Poor's 500 Index* from 11/1/99-12/31/00.

                              Franklin S&P 500 Index         S&P 500 Index
                                      Fund - Class I
                -----------------------------------------------------------
     11/01/1999                 $10,000                            $10,000
     11/30/1999      0.70%      $10,070        2.03%               $10,203
     12/31/1999      4.87%      $10,560        5.89%               $10,804
     01/31/2000     -4.17%      $10,120       -5.02%               $10,262
     02/29/2000     -1.72%       $9,946       -1.89%               $10,068
     03/31/2000      9.46%      $10,887        9.78%               $11,052
     04/30/2000     -2.76%      $10,586       -3.01%               $10,720
     05/31/2000     -2.17%      $10,357       -2.05%               $10,500
     06/30/2000      2.32%      $10,597        2.46%               $10,758
     07/31/2000     -1.70%      $10,417       -1.56%               $10,590
     08/31/2000      6.34%      $11,077        6.21%               $11,248
     09/30/2000     -5.33%      $10,487       -5.28%               $10,654
     10/31/2000     -0.38%      $10,447       -0.42%               $10,609
     11/30/2000     -7.95%       $9,616       -7.88%                $9,773
     12/31/2000      0.52%       $9,666        0.49%                $9,821

*Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

64

Page


                                                   FRANKLIN SMALL CAP FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Small Cap Fund seeks long-term capital growth. The Fund invests primarily in equity securities of U.S. small-capitalization companies with market capitalization values not exceeding
(i) $1.5 billion; or (ii) the highest market capitalization value in the
Russell 2000 Index, whichever is greater, at the time of purchase.(1)
--------------------------------------------------------------------------------

The end of the recent Internet boom and investor concerns over the decelerating economy pressured growth stocks in the final three quarters of 2000 after solid gains during the first three months of the year. As investors stopped funding money-hungry Internet start-ups in the spring, two forces were set in motion. First, Internet companies were pressured to scale back ambitious marketing and engineering spending plans. This move dampened economic demand, especially in the advertising and electronics sectors. Second, due to the reversal of fortune within numerous "new economy" Internet, technology, media and telecommunications companies, traditional, "old economy" players (including basic materials, industrial cyclicals and conventional retailers) seemed less compelled to defend themselves from the newcomers via technology infrastructure upgrades and expansion plans. Although this trend affected most technology-related companies, pure-play Internet ventures suffered most as more than 20% of the dot-coms that existed at the beginning of 2000 closed their doors.

Concurrent with these Internet-driven phenomena, the world economy began to experience the combined pressures of higher energy costs and a strong U.S. dollar. Europe was hit first by higher oil prices, as rising transportation costs and subsequent trucking strikes hindered growth prospects. The strong dollar made imports from the U.S. more expensive, further promoting inflation in Europe. Asia also began an economic downturn as commodity costs went up, and a fitful Japanese economy as well as sporadic regional violence in Indonesia signaled that the Asian recovery had not fully emerged from its crisis of several years ago.

Technology-related woes aside, the U.S. economy was belatedly feeling the decelerating effects of six successive federal funds interest rate increases by the Federal Reserve Board (the Fed) from mid-1999 through May 2000. As gross domestic product (GDP) growth

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

Top 10 Industry Breakdown
Franklin Small Cap Fund
12/31/00

                                % of Total
                                Net Assets
-------------------------------------------
   Technology Services           20.1%

   Electronic Technology         19.3%

   Finance                        6.8%

   Health Technology              5.0%

   Energy Minerals                3.6%

   Industrial Services            3.5%

   Communications                 3.0%

   Real Estate                    2.9%

   Transportation                 2.9%

   Producer Manufacturing         2.7%

                                                                             65
Page

Top 10 Holdings
Franklin Small Cap Fund
Based on Total Net Assets
12/31/00

 Company                        % of Total
 Industry, Country              Net Assets
------------------------------------------
   i2 Technologies Inc.             2.6%
   Technology Services, U.S.

   VERITAS Software Corp.           1.8%
   Technology Services, U.S.

   PMC-Sierra Inc.                  1.8%
   Electronic Technology,
   Canada

   Affiliated Computer
   Services Inc.                    1.7%
   Technology Services, U.S.

   Waters Corp.                     1.6%
   Electronic Technology,
   U.S.

   Micromuse Inc.                   1.5%
   Technology Services, U.S.

   JDS Uniphase Corp.               1.5%
   Electronic Technology,
   U.S.

   Mettler-Toledo
   International Inc.               1.3%
   Producer Manufacturing,
   Switzerland

   VoiceStream
   Wireless Corp.                   1.3%
   Communications,
   U.S.

   Tektronix Inc.                   1.2%
   Electronic Technology,
   U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

decelerated to an annualized rate of just 2.2% for third quarter 2000 compared with the blistering 5.2% pace set in the first half of the year, the Fed's series of rate hikes appeared to successfully reduce inflationary and runaway economic-growth pressures.

At the prospect of reduced economic growth, equity and corporate debt markets reacted negatively, especially in the latter half of the reporting period. Investors in high yield debt instruments became less willing to fund communications service providers, which contributed to high yield bonds' spreads over Treasuries growing to their widest in 10 years. Investors also fled growth stocks and sought refuge in slow-growth, traditional sectors. Overall market volatility sharply increased among speculative new economy equities as daily swings of 5% or more on the tech-bellwether Nasdaq Composite Index became frequent.1 By early November, political uncertainty surrounding the presidential election added to this cauldron of economic deceleration, growth stock volatility and general unease among stock market participants. Against this backdrop, value stocks quietly but decisively topped growth-stock performance within the stock market's small-, mid- and large-capitalization segments.

Throughout the year, we pursued our consistent strategy of identifying and investing in fast-growing small-cap companies. In 2000's first quarter, we had difficulty finding reasonably valued, high-quality small-cap growth stocks among technology-related industries and, therefore, purchased very few technology stocks while selling those we believed had become too speculative. Consequently, the Fund's large cash position aided performance through March.

In the last three quarters of 2000, we invested selectively as valuations fell to what we felt were more reasonable levels. These purchases were spread across a number of industries, particularly technology, financial services and energy stocks. During this time, we eschewed biotechnology and related health care industry stocks because most did not conform to our valuation and growth criteria. As share prices of small-cap biotech and health care stocks rose during the year, the Fund's lack of exposure to these industries dampened the portfolio's performance.

66
Page

During the year under review, the Fund outperformed the benchmark Russell 2500 Growth Index, which returned -16.09% through December 31, 2000.(1) The Fund generally outperformed the small-cap market through September, but performed poorly on absolute and relative bases in the fourth quarter primarily due to our heavy exposure to depressed technology stocks. This significant exposure to a single sector may result in the Fund experiencing greater volatility than a fund with a more broadly diversified portfolio.(2) Our performance was mostly attributable to gains in our financial services, energy and health care stocks, which unfortunately carried only modest weightings within the portfolio. These served to partially offset the pronounced weakness in our much larger commitment to technology hardware and software stocks. As the year progressed, technology's downward spiral gained momentum as related companies of all sizes and subsectors began reporting weaker demand and earnings shortfalls, further impacting Fund returns.

Despite the recent setbacks, we still believe the small-cap stock universe's highest long-term growth rates exist in technology-oriented companies. Furthermore, the market's weakness brought prices of many of our favorite stocks back to what we assess as very reasonable levels, allowing us to take advantage of any volatility to buy stocks of what are in our opinion well-positioned growth companies at attractive valuations.

Looking forward, the market environment may remain quite challenging for small-cap growth investing, especially for a fund such as this, which typically invests heavily in rapidly-growing technology companies. The specter of falling domestic productivity, decelerating economic growth both here and in Europe, waning U.S. consumer confidence levels, continued fallout from the Internet bust, persistent, high energy costs and heavy sector rotation from growth to value stocks could potentially depress share prices. However, we are encouraged by growth prospects for small companies in virtually all sectors. With the recent trend of extraordinary capital raising and cash-flow generation in the domestic economy, many companies are still investing in new product development and technologies. In such a formative environment, we believe smaller companies are often nimbler and better-positioned than their larger counterparts to take advantage

(2). There are specific risks to investing in the technology sector, which can be subject to abrupt or erratic price movements due to the rapid pace of product change and development, as well as significant competitive pressures.


                                                                             67
Page

 of new opportunities and markets. We also believe that even if the prevailing skittishness over recent stock gyrations persists, or if the economy does in fact slow further, investors will continue to reward rapidly growing, high-quality, small-cap companies such as those we believe are found in the Fund's portfolio.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.

 Franklin Small Cap Fund buys small cap stocks that the managers believe will appreciate in value. When our strategy is successful, our small cap holdings grow to be mid- and sometimes large-cap stocks. For this reason, the Fund's average market cap has tended to grow as many holdings in excellent small cap companies have grown, sometimes dramatically. Given the Fund's strategy, the managers believe the Fund's average market cap has, and likely will continue to, range from small to mid cap.


68
Page

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Small Cap Fund - Class 1
Periods ended 12/31/00
                                                                       Since
                                                                     Inception
                                          1-Year         5-Year      (11/1/95)
------------------------------------------------------------------------------
 Average Annual Total Return            -14.60%       +20.34%         +20.15%
 Cumulative Total Return                -14.60%      +152.42%        +158.22%
 Value of $10,000 Investment             $8,540       $25,242         $25,822

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (11/1/95-12/31/00)

The graph compares the performance of Franklin Small Cap Fund - Class 1, the Standard & Poor's 500 Index and the Russell 2500 Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin Small Cap Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the Standard & Poor's 500 Index* and the Russell 2500 Growth Index* from 11/1/95-12/31/00.

                              Franklin Small Cap      S&P 500                 Russell 2500
                                  Fund - Class I                              Growth Index
               ----------------------------------------------------------------------------
    11/01/1995                $10,000                 $10,000                      $10,000
    11/30/1995     -3.00%      $9,700      4.39%      $10,439      4.09%           $10,409
    12/31/1995      5.46%     $10,230      1.93%      $10,640      1.33%           $10,547
    01/31/1996      1.37%     $10,370      3.40%      $11,002      0.31%           $10,580
    02/29/1996      4.63%     $10,850      0.93%      $11,105      4.40%           $11,046
    03/31/1996      2.67%     $11,140      0.96%      $11,211      2.17%           $11,285
    04/30/1996      9.96%     $12,250      1.47%      $11,376      6.85%           $12,058
    05/31/1996      4.16%     $12,760      2.58%      $11,669      3.57%           $12,489
    06/30/1996     -4.75%     $12,154      0.38%      $11,714     -5.01%           $11,863
    07/31/1996     -9.05%     $11,054     -4.42%      $11,196     -9.94%           $10,684
    08/31/1996      9.59%     $12,114      2.11%      $11,432      6.89%           $11,420
    09/30/1996      4.46%     $12,654      5.63%      $12,076      5.31%           $12,027
    10/31/1996     -1.98%     $12,404      2.76%      $12,409     -3.11%           $11,653
    11/30/1996      4.52%     $12,964      7.56%      $13,347      3.67%           $12,080
    12/31/1996      1.85%     $13,204     -1.98%      $13,083      0.49%           $12,139
    01/31/1997      2.20%     $13,494      6.25%      $13,901      2.99%           $12,502
    02/28/1997     -4.67%     $12,864      0.78%      $14,009     -4.38%           $11,955
    03/31/1997     -7.08%     $11,954     -4.11%      $13,433     -6.58%           $11,168
    04/30/1997      0.67%     $12,034      5.97%      $14,235      0.45%           $11,218
    05/31/1997     14.21%     $13,744      6.09%      $15,102     11.99%           $12,563
    06/30/1997      3.81%     $14,269      4.48%      $15,779      3.35%           $12,984
    07/31/1997      6.35%     $15,175      7.96%      $17,035      6.35%           $13,809
    08/31/1997      1.02%     $15,330     -5.60%      $16,081      2.44%           $14,146
    09/30/1997      9.68%     $16,813      5.48%      $16,962      7.06%           $15,144
    10/31/1997     -4.23%     $16,103     -3.34%      $16,396     -6.24%           $14,199
    11/30/1997     -2.37%     $15,721      4.63%      $17,155     -1.53%           $13,982
    12/31/1997     -1.38%     $15,505      1.72%      $17,450     -0.36%           $13,932
    01/31/1998     -0.40%     $15,443      1.11%      $17,644     -1.31%           $13,749
    02/28/1998      7.87%     $16,659      7.21%      $18,916      8.58%           $14,929
    03/31/1998      3.96%     $17,318      5.12%      $19,884      3.71%           $15,483
    04/30/1998      1.43%     $17,565      1.01%      $20,085      0.91%           $15,624
    05/31/1998     -7.10%     $16,319     -1.72%      $19,740     -6.42%           $14,621
    06/30/1998      0.05%     $16,327      4.06%      $20,541      0.73%           $14,727
    07/31/1998     -9.80%     $14,726     -1.07%      $20,321     -7.45%           $13,630
    08/31/1998    -23.48%     $11,269    -14.46%      $17,383    -22.72%           $10,533
    09/30/1998      9.53%     $12,343      6.41%      $18,497      8.77%           $11,457
    10/31/1998      6.53%     $13,149      8.13%      $20,001      6.75%           $12,231
    11/30/1998      7.57%     $14,145      6.06%      $21,213      7.11%           $13,100
    12/31/1998      8.54%     $15,353      5.76%      $22,435      9.63%           $14,362
    01/31/1999      4.23%     $16,003      4.18%      $23,372      2.89%           $14,777
    02/28/1999     -8.60%     $14,626     -3.11%      $22,646     -8.11%           $13,578
    03/31/1999      5.51%     $15,432      4.00%      $23,551      4.66%           $14,211
    04/30/1999      7.83%     $16,641      3.87%      $24,463      7.98%           $15,345
    05/31/1999     -0.20%     $16,607     -2.36%      $23,885      1.03%           $15,503
    06/30/1999      7.68%     $17,883      5.55%      $25,211      7.07%           $16,599
    07/31/1999     -0.01%     $17,881     -3.12%      $24,425     -2.04%           $16,261
    08/31/1999      1.38%     $18,128     -0.50%      $24,302     -2.16%           $15,909
    09/30/1999      3.60%     $18,780     -2.74%      $23,637      0.72%           $16,024
    10/31/1999     11.98%     $21,030      6.33%      $25,133      4.87%           $16,804
    11/30/1999     16.64%     $24,530      2.03%      $25,643     11.81%           $18,789
    12/31/1999     23.26%     $30,235      5.89%      $27,153     18.86%           $22,333
    01/31/2000     -2.94%     $29,346     -5.02%      $25,790     -0.56%           $22,208
    02/29/2000     26.04%     $36,988     -1.89%      $25,303     25.65%           $27,904
    03/31/2000     -8.34%     $33,903      9.78%      $27,777     -7.85%           $25,713
    04/30/2000    -10.87%     $30,218     -3.01%      $26,941     -9.74%           $23,209
    05/31/2000     -5.99%     $28,408     -2.05%      $26,389     -8.90%           $21,143
    06/30/2000     13.43%     $32,223      2.46%      $27,038     13.22%           $23,938
    07/31/2000     -5.43%     $30,473     -1.56%      $26,616     -8.19%           $21,978
    08/31/2000     10.57%     $33,694      6.21%      $28,269     13.03%           $24,842
    09/30/2000     -3.75%     $32,431     -5.28%      $26,777     -6.47%           $23,234
    10/31/2000     -7.38%     $30,037     -0.42%      $26,664     -6.18%           $21,798
    11/30/2000    -19.46%     $24,192     -7.88%      $24,563    -19.05%           $17,646
    12/31/2000      6.73%     $25,822      0.49%      $24,683      6.20%           $18,740

*Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

                          Past performance does not guarantee future results.

Franklin Small Cap Fund Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                             69
Page

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Small Cap Fund - Class 2*
Periods ended 12/31/00
                                                                              Since     Since Class 2
                                                                         Inception       Inception
                                             1-Year          5-Year      (11/1/95)        (1/6/99)
                                     ---------------- --------------- --------------- ---------------
 Average Annual Total Return              -14.76%         +20.23%         +20.04%         +27.19%
 Cumulative Total Return                  -14.76%        +151.18%        +156.96%         +61.14%
 Value of $10,000 Investment               $8,524         $25,118         $25,696         $16,114

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (11/1/95-12/31/00)

The graph compares the performance of Franklin Small Cap Fund - Class 2*, the Standard & Poor's 500 Index and the Russell 2500 Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin Small Cap Fund - Class 2* as tracked by the growth in value of a $10,000 investment to that of the Standard & Poor's 500 Index** and the Russell 2500 Growth Index** from 11/1/95-12/31/00.

                             Franklin Small Cap     S&P 500                 Russell 2500
                                Fund - Class II                             Growth Index
               --------------------------------------------------------------------------
    11/01/1995              $10,000                 $10,000                      $10,000
    11/30/1995     -3.00%    $9,700       4.39%     $10,439      4.09%           $10,409
    12/31/1995      5.46%   $10,230       1.93%     $10,640      1.33%           $10,547
    01/31/1996      1.37%   $10,370       3.40%     $11,002      0.31%           $10,580
    02/29/1996      4.63%   $10,850       0.93%     $11,105      4.40%           $11,046
    03/31/1996      2.67%   $11,140       0.96%     $11,211      2.17%           $11,285
    04/30/1996      9.96%   $12,250       1.47%     $11,376      6.85%           $12,058
    05/31/1996      4.16%   $12,760       2.58%     $11,669      3.57%           $12,489
    06/30/1996     -4.75%   $12,154       0.38%     $11,714     -5.01%           $11,863
    07/31/1996     -9.05%   $11,054      -4.42%     $11,196     -9.94%           $10,684
    08/31/1996      9.59%   $12,114       2.11%     $11,432      6.89%           $11,420
    09/30/1996      4.46%   $12,654       5.63%     $12,076      5.31%           $12,027
    10/31/1996     -1.98%   $12,404       2.76%     $12,409     -3.11%           $11,653
    11/30/1996      4.52%   $12,964       7.56%     $13,347      3.67%           $12,080
    12/31/1996      1.85%   $13,204      -1.98%     $13,083      0.49%           $12,139
    01/31/1997      2.20%   $13,494       6.25%     $13,901      2.99%           $12,502
    02/28/1997     -4.67%   $12,864       0.78%     $14,009     -4.38%           $11,955
    03/31/1997     -7.08%   $11,954      -4.11%     $13,433     -6.58%           $11,168
    04/30/1997      0.67%   $12,034       5.97%     $14,235      0.45%           $11,218
    05/31/1997     14.21%   $13,744       6.09%     $15,102     11.99%           $12,563
    06/30/1997      3.81%   $14,269       4.48%     $15,779      3.35%           $12,984
    07/31/1997      6.35%   $15,175       7.96%     $17,035      6.35%           $13,809
    08/31/1997      1.02%   $15,330      -5.60%     $16,081      2.44%           $14,146
    09/30/1997      9.68%   $16,813       5.48%     $16,962      7.06%           $15,144
    10/31/1997     -4.23%   $16,103      -3.34%     $16,396     -6.24%           $14,199
    11/30/1997     -2.37%   $15,721       4.63%     $17,155     -1.53%           $13,982
    12/31/1997     -1.38%   $15,505       1.72%     $17,450     -0.36%           $13,932
    01/31/1998     -0.40%   $15,443       1.11%     $17,644     -1.31%           $13,749
    02/28/1998      7.87%   $16,659       7.21%     $18,916      8.58%           $14,929
    03/31/1998      3.96%   $17,318       5.12%     $19,884      3.71%           $15,483
    04/30/1998      1.43%   $17,565       1.01%     $20,085      0.91%           $15,624
    05/31/1998     -7.10%   $16,319      -1.72%     $19,740     -6.42%           $14,621
    06/30/1998      0.05%   $16,327       4.06%     $20,541      0.73%           $14,727
    07/31/1998     -9.80%   $14,726      -1.07%     $20,321     -7.45%           $13,630
    08/31/1998    -23.48%   $11,269     -14.46%     $17,383    -22.72%           $10,533
    09/30/1998      9.53%   $12,343       6.41%     $18,497      8.77%           $11,457
    10/31/1998      6.53%   $13,149       8.13%     $20,001      6.75%           $12,231
    11/30/1998      7.57%   $14,145       6.06%     $21,213      7.11%           $13,100
    12/31/1998      8.54%   $15,353       5.76%     $22,435      9.63%           $14,362
    01/31/1999      4.23%   $16,003       4.18%     $23,372      2.89%           $14,777
    02/28/1999     -8.60%   $14,626      -3.11%     $22,646     -8.11%           $13,578
    03/31/1999      5.43%   $15,421       4.00%     $23,551      4.66%           $14,211
    04/30/1999      7.76%   $16,617       3.87%     $24,463      7.98%           $15,345
    05/31/1999     -0.20%   $16,584      -2.36%     $23,885      1.03%           $15,503
    06/30/1999      7.62%   $17,848       5.55%     $25,211      7.07%           $16,599
    07/31/1999      0.06%   $17,858      -3.12%     $24,425     -2.04%           $16,261
    08/31/1999      1.39%   $18,107      -0.50%     $24,302     -2.16%           $15,909
    09/30/1999      3.48%   $18,737      -2.74%     $23,637      0.72%           $16,024
    10/31/1999     11.95%   $20,976       6.33%     $25,133      4.87%           $16,804
    11/30/1999     16.68%   $24,474       2.03%     $25,643     11.81%           $18,789
    12/31/1999     23.17%   $30,145       5.89%     $27,153     18.86%           $22,333
    01/31/2000     -2.91%   $29,268      -5.02%     $25,790     -0.56%           $22,208
    02/29/2000     26.03%   $36,886      -1.89%     $25,303     25.65%           $27,904
    03/31/2000     -8.36%   $33,803       9.78%     $27,777     -7.85%           $25,713
    04/30/2000    -10.90%   $30,118      -3.01%     $26,941     -9.74%           $23,209
    05/31/2000     -6.01%   $28,308      -2.05%     $26,389     -8.90%           $21,143
    06/30/2000     13.40%   $32,101       2.46%     $27,038     13.22%           $23,938
    07/31/2000     -5.45%   $30,352      -1.56%     $26,616     -8.19%           $21,978
    08/31/2000     10.57%   $33,560       6.21%     $28,269     13.03%           $24,842
    09/30/2000     -3.80%   $32,285      -5.28%     $26,777     -6.47%           $23,234
    10/31/2000     -7.38%   $29,902      -0.42%     $26,664     -6.18%           $21,798
    11/30/2000    -19.47%   $24,080      -7.88%     $24,563    -19.05%           $17,646
    12/31/2000      6.71%   $25,696       0.49%     $24,683      6.20%           $18,740

**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

                         Past performance does not guarantee future results.

Franklin Small Cap Fund Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

70

Page
                                       FRANKLIN TECHNOLOGY SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Technology Securities Fund seeks capital appreciation. The Fund invests in equity securities of companies expected to benefit from the development, advancement and use of technology.
The Fund may also invest in foreign securities, including emerging markets.
--------------------------------------------------------------------------------

This report for Franklin Technology Securities Fund covers the eight months since the Fund's inception on May 1, 2000, through the end of the Fund's fiscal year on December 31, 2000. During the reporting period, U.S. economic growth, as measured by real gross domestic product, declined steadily from an annualized 5.6% for the second quarter of 2000 to a 2.2% annualized rate in the third quarter. As higher oil prices and previous Federal Reserve Board interest-rate hikes slowed the overall economy to more moderate levels, equity markets experienced a significant pullback, particularly since the beginning of September. Despite this slowdown, many economic indicators remained strong. Consumer spending was still healthy, unemployment neared 30-year lows and technology appeared to continue to drive historically high productivity gains.

Despite market weakness for equities overall and the technology sector in particular, Franklin Technology Securities Fund performed well, relative to the technology-heavy Nasdaq Composite Index, which fell 38.83% over the same period.(1) The Fund performed well relative to other mutual funds in the same category, outperforming the Lipper Science & Technology Funds Group Average, as explained in the Performance Summary following this discussion.

Several factors, including euro currency weakness, seasonal weakness in some technology subsectors, profit warnings from a number of technology companies and the threat of an overall technology spending slowdown, contributed to technology stocks' general decline during the period. Intel, Lucent, Apple and Xerox, among others, issued sales or earnings warnings. While we believe that many of these warnings were primarily related to company-specific issues, it is clear to us that the global economic slowdown played a part as well. Additionally, weakness among several personal computer manufacturers negatively impacted stock performance for a broad range of semiconductor and computer hardware companies.

(1). Source: Standard and Poor's Micropal. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. For an index description, please see the Index Definitions following the Fund Summaries.

Top 10 Industries
Franklin Technology Securities Fund
12/31/00

                                    % of Total
                                    Net Assets
----------------------------------------------
   Semiconductors                    16.2%

   Telecommunications
   Equipment                         10.9%

   Computer
   Communications                     9.7%

   Packaged Software                  7.7%

   Biotechnology                      7.5%

   Internet Software/Services         6.4%

   Computer Processing
   Hardware                           6.4%

   Electronic Equipment/
   Instruments                        5.5%

   Computer Peripherals               4.9%

   Electronic Components              3.5%



                                                                             71
Page

Top 10 Holdings
Franklin Technology
Securities Fund
12/31/00

 Company                       % of Total
 Industry                      Net Assets
-----------------------------------------
   Sun Microsystems Inc.           2.9%
   Computer Processing
   Hardware

   Affiliated Computer
   Services, Inc., A               2.7%
   Data Processing Services

   Brocade Communications
   Systems Inc.                    2.4%
   Computer
   Communications

   Tektronix Inc.                  2.4%
   Electronic Equipment/
   Instruments

   Xilinx Inc.                     2.3%
   Semiconductors

   Solectron Corp.                 2.2%
   Electronic Components

   Network Appliance Inc.          2.1%
   Computer Peripherals

   SDL Inc.                        2.1%
   Semiconductors

   Micron Technology Inc.          2.0%
   Semiconductors

   Cisco Systems Inc.              2.0%
   Computer
   Communications

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Another significant change over the past eight months proved to be the sharp decrease in spending from previously cash-rich "dot-com" companies. The surviving Internet companies have since adopted more restrained investment strategies. We believe this transition, which hurt the computer hardware and information technology consulting stocks, should lead to healthier, more sustainable growth for the market leaders over time.

We expect that many of the leading technology stocks will continue to report strong earnings. In fact, two of the Fund's top 10 holdings, Tektronix and SDL, recently reported earnings well ahead of expectations. Investors reacted positively to these reports and, in each case, the company's stock price appreciated after the announcement. Over the past few months we added to positions in SDL, Genentech, Solectron, Network Appliance, Sun Microsystems and others. We believe that the market decline offers attractive buying opportunities in these and several other stocks owned in the portfolio.

We strongly believe that technology's critical importance to the global economy will continue to grow. We expect electronic commerce, Internet traffic, new wireless devices, software applications and technology outsourcing to expand substantially. Biotechnology advances and the digital information explosion also contribute to our optimism. Corporations have steadily increased the proportion of their capital budgets spent on technology, and we believe that this trend will persist. The recent market decline was in part precipitated by a general slowdown in corporate spending. Such slowdowns are a normal part of the business cycle and in no way diminish our confidence in technology stocks' solid long-term prospects. Franklin Technology Securities Fund seeks to concentrate investments on high-quality, rapidly growing companies, which we believe will outperform over the long term. Although these stocks are subject to higher volatility than the broader market, we believe their long-term return potential more than compensates for the increased short-term volatility.

72
Page

Investors should expect periodic technology market declines, and we have been using this recent market decline to increase our weightings in selected positions. We will continue to apply our disciplined investment approach by targeting existing as well as future leaders across all segments of the broader technology industry.

Thank you for your support. We welcome your comments and look forward to serving your investment needs in the future.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. The Fund concentrates its investments in a single industry or group of industries. By doing so, the Fund may experience greater volatility than a more broadly diversified portfolio.

                                                                             73
Page

Franklin Technology Securities Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative change in value, assuming reinvestment of dividends and capital gains. Since the Fund has existed for less than one year, average annual total returns are not provided.

Franklin Technology Securities Fund - Class 1
Period ended 12/31/00

                                  Since
                                Inception
                                (5/1/00)
-----------------------------------------
 Aggregate Total Return          -24.20%
 Value of $10,000 Investment      $7,580

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/00-12/31/00)

The graph compares the performance of Franklin Technology Securities Fund - Class 1, the Standard & Poor's 500 Index and the Nasdaq Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin Technology Securities Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the S&P 500 Index* and the Nasdaq Composite Index* from 5/1/00-12/31/00.

                 Franklin Technology Securities              S&P 500 Index         NASDAQ Index
                                 Fund - Class I
              ----------------------------------------------------------------------------------
     05/01/2000                         $10,000                    $10,000              $10,000
     05/31/2000        -1.70%            $9,830        -2.05%       $9,795    -11.75%    $8,825
     06/30/2000        14.45%           $11,250         2.46%      $10,036     16.88%   $10,315
     07/31/2000        -4.62%           $10,731        -1.56%       $9,879     -5.03%    $9,796
     08/31/2000        22.37%           $13,131         6.21%      $10,493     11.68%   $10,940
     09/30/2000        -7.39%           $12,161        -5.28%       $9,939    -12.66%    $9,555
     10/31/2000       -12.17%           $10,681        -0.42%       $9,897     -8.23%    $8,769
     11/30/2000       -26.03%            $7,901        -7.88%       $9,117    -22.85%    $6,765
     12/31/2000        -4.05%            $7,580         0.49%       $9,162     -4.82%    $6,439

*Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

The Fund's Class 1 shares returned -24.20% vs. the -36.72% average return for the Lipper Science & Technology Group for the eight months ended 12/31/00, as measured by Lipper Inc. The Lipper Science & Technology Group includes 231 funds that invest at least 65% of their equity portfolios in science and technology stocks.

Past performance does not guarantee future results.

74

Page
Franklin Technology
Securities Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative change in value, assuming reinvestment of dividends and capital gains. Since the Fund has existed for less than one year, average annual total returns are not provided.

Franklin Technology Securities Fund - Class 2*
Period ended 12/31/00
                                     Since      Since Class 2
                                  Inception      Inception
                                  (5/1/00)        (9/1/00)
                               -------------- ---------------
 Aggregate Total Return              -24.30%         -42.35%
 Value of $10,000 Investment          $7,570          $5,765

*Because Class 2 shares were not offered until 9/1/00, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 9/1/00, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/00-12/31/00)

The graph compares the performance of Franklin Technology Securities Fund - Class 2*, the Standard & Poor's 500 Index and the Nasdaq Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin Technology Securities Fund - Class 2* as tracked by the growth in value of a $10,000 investment to that of the S&P 500 Index** and the Nasdaq Composite Index** from 5/1/00-12/31/00.

            Franklin Technology Securities      S&P 500 Index                          NASDAQ Index
                           Fund - Class II
    ------------------------------------------------------------------------------------------------
     05/01/2000                         $10,000                   $10,000                   $10,000
     05/31/2000        -1.70%            $9,830         -2.05%     $9,795      -11.75%       $8,825
     06/30/2000        14.45%           $11,250          2.46%    $10,036       16.88%      $10,315
     07/31/2000        -4.62%           $10,731         -1.56%     $9,879       -5.03%       $9,796
     08/31/2000        22.37%           $13,131          6.21%    $10,493       11.68%      $10,940
     09/30/2000        -7.39%           $12,161         -5.28%     $9,939      -12.66%       $9,555
     10/31/2000       -12.17%           $10,681         -0.42%     $9,897       -8.23%       $8,769
     11/30/2000       -26.03%            $7,901         -7.88%     $9,117      -22.85%       $6,765
     12/31/2000        -4.18%            $7,570          0.49%     $9,162       -4.82%       $6,439

**Source: Standard & Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

The Fund's Class 2* shares returned -24.30% vs. the -36.72% average return for the Lipper Science & Technology Group for the eight months ended 12/31/00, as measured by Lipper Inc. The Lipper Science & Technology Group includes 231 funds that invest at least 65% of their equity portfolios in science and technology stocks.

Past performance does not guarantee future results.

                                                                              75
Page

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

76

Page


                                             FRANKLIN U.S. GOVERNMENT FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin U.S. Government Fund seeks income. The Fund invests exclusively in U.S. government securities, primarily fixed and variable-rate mortgage-backed securities.
--------------------------------------------------------------------------------

The U.S. economy shifted gears dramatically during the year under review. In the first and second quarters of 2000, gross domestic product (GDP) expanded at annualized rates of 4.8% and 5.6%. This sizzling growth, combined with record low unemployment and above-average consumer spending, prompted the Federal Reserve Board (the Fed) to raise short-term interest rates three times in an attempt to slow the economy and keep inflation at bay. The economy's growth trend shifted in the third quarter of 2000 as annualized GDP dropped sharply to 2.2%, following numerous corporate earnings warnings and reports of eroding consumer confidence. The Fed, which has left rates unchanged since May, announced on December 19 that the risk of sluggish economic growth outweighed inflationary threats and adopted a bias toward easing interest rates.

Although short- and intermediate-term Treasury yields rose as a result of the Fed's tightening during the first half of the period, expectations of a reduced supply of longer-term Treasuries contributed to falling yields for this type of security and an inverted yield curve, where shorter-term yields were higher than longer-term yields. However, long-term yields started to increase in September when investors seemed to reject the notion that the U.S. Treasury would continue to buy back debt and drive up prices indefinitely. Mortgage pass-throughs and other fixed-income securities, such as those in which the Fund invests, did not participate in these supply-related events. During the early part of the reporting period, yield spreads between mortgage pass-throughs and Treasury bonds generally widened, increasing these securities' income advantage over Treasuries. Toward the end of the period, Treasuries outperformed as prices increased enough to offset mortgage pass-throughs' income advantage.

As short-term interest rates increased during the first five months of the period, mortgage rates rose accordingly. Such a situation usually means slower prepayments and lower prepayment risk, as higher mortgage rates reduce the incentive for homeowners to refinance their mortgages. Following the Fed's last interest-rate hike in May, mortgage rates steadily declined. Declining rates resulted in rising bond prices, offset only by apparent concerns that too rapid a decline would cause prepayments to rise, hindering the Fund's total returns.

This chart shows in pie format the investment holdings of Franklin U.S. Government Fund based on total net assets on 12/31/00.

Mortgage-Backed Securities              74.5%
Agency Notes & Bonds                    22.6%
Short-Term Investments
& Other Net Assets                      2.9%

                                                                             77
Page

Investors generally favored Government National Mortgage Association (GNMA) pass-throughs for most of the year probably because they looked to GNMAs as the closest substitute for long-term Treasury bonds, whose supply was dwindling. GNMAs were also considered more creditworthy than Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Association (FHLMC) pass-throughs whose status as quasi-government agencies was being re-evaluated. Although we believed that investor fears over this issue were exaggerated, spreads on FNMAs and FHLMCs widened significantly and allowed us to increase our weightings in such securities at attractive levels. GNMAs also offered a more stable investment alternative to equities, which experienced significant volatility during the period under review.

Our outlook for mortgage pass-throughs remains positive as their combination of strong yields and moderate interest-rate risk should offer investors a more conservative investment in the face of economic uncertainty. We will continue to manage Franklin U.S. Government Fund primarily as a mortgage income fund, emphasizing agency mortgage pass-throughs for their attractive income advantages versus Treasury securities. In addition, the Fund will continue to use non-mortgage securities, such as Treasury and U.S. government agency securities, for diversification purposes.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

78
Page

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin U.S. Government Fund - Class 1
Periods ended 12/31/00
                                                                                     Since
                                                                                   Inception
                                               1-Year       5-Year      10-Year    (3/14/89)
----------------------------------------------------------------------------------------------
 Average Annual Total Return                 +11.82%      +6.15%       +7.73%        +7.76%
 Cumulative Total Return                     +11.82%     +34.79%     +110.52%      +141.67%

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin U.S. Government Fund - Class 1, the Lehman Brothers Intermediate Government Bond Index and the Lipper VIP U.S. Mortgage Funds Average, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin U.S. Government Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the Lehman Brothers Intermediate Government Bond Index*, Lipper VIP U.S. Mortgage Funds Average* and CPI* from 1/1/91-12/31/00.

                   Franklin U.S.     Lehman Brothers          Lipper VIP U.S.          CPI
                      Government        Intermediate           Mortgage Funds
                  Fund - Class I     Government Bond                  Average
                                               Index
                ---------------------------------------------------------------------------
     01/01/1991      $10,000             $10,000           $10,000                 $10,000
     01/31/1991      $10,150             $10,103           $10,131                 $10,060
     02/28/1991      $10,238             $10,165           $10,203                 $10,075
     03/31/1991      $10,290             $10,221           $10,251                 $10,090
     04/30/1991      $10,370             $10,326           $10,361                 $10,105
     05/31/1991      $10,449             $10,384           $10,431                 $10,136
     06/30/1991      $10,463             $10,392           $10,415                 $10,165
     07/31/1991      $10,608             $10,504           $10,586                 $10,180
     08/31/1991      $10,800             $10,704           $10,786                 $10,210
     09/30/1991      $11,018             $10,886           $10,986                 $10,255
     10/31/1991      $11,155             $11,010           $11,145                 $10,270
     11/30/1991      $11,228             $11,139           $11,221                 $10,300
     12/31/1991      $11,529             $11,409           $11,560                 $10,307
     01/31/1992      $11,365             $11,300           $11,344                 $10,323
     02/29/1992      $11,465             $11,335           $11,434                 $10,360
     03/31/1992      $11,383             $11,289           $11,368                 $10,413
     04/30/1992      $11,474             $11,391           $11,465                 $10,427
     05/31/1992      $11,729             $11,561           $11,680                 $10,442
     06/30/1992      $11,910             $11,727           $11,852                 $10,479
     07/31/1992      $12,155             $11,952           $12,050                 $10,501
     08/31/1992      $12,296             $12,074           $12,155                 $10,531
     09/30/1992      $12,438             $12,241           $12,240                 $10,560
     10/31/1992      $12,230             $12,094           $12,038                 $10,597
     11/30/1992      $12,258             $12,044           $12,046                 $10,612
     12/31/1992      $12,485             $12,200           $12,250                 $10,605
     01/31/1993      $12,749             $12,427           $12,478                 $10,657
     02/28/1993      $12,975             $12,609           $12,651                 $10,694
     03/31/1993      $13,041             $12,656           $12,688                 $10,731
     04/30/1993      $13,116             $12,755           $12,739                 $10,761
     05/31/1993      $13,154             $12,720           $12,774                 $10,776
     06/30/1993      $13,392             $12,905           $12,949                 $10,791
     07/31/1993      $13,481             $12,931           $13,009                 $10,791
     08/31/1993      $13,678             $13,123           $13,158                 $10,822
     09/30/1993      $13,678             $13,177           $13,169                 $10,844
     10/31/1993      $13,747             $13,209           $13,236                 $10,889
     11/30/1993      $13,569             $13,143           $13,088                 $10,897
     12/31/1993      $13,697             $13,197           $13,190                 $10,897
     01/31/1994      $13,875             $13,327           $13,338                 $10,926
     02/28/1994      $13,599             $13,145           $13,184                 $10,963
     03/31/1994      $13,117             $12,953           $12,892                 $11,000
     04/30/1994      $12,989             $12,869           $12,817                 $11,016
     05/31/1994      $13,009             $12,878           $12,836                 $11,023
     06/30/1994      $12,926             $12,880           $12,809                 $11,061
     07/31/1994      $13,248             $13,049           $13,000                 $11,091
     08/31/1994      $13,238             $13,087           $13,028                 $11,135
     09/30/1994      $12,968             $12,978           $12,890                 $11,165
     10/31/1994      $12,908             $12,981           $12,875                 $11,173
     11/30/1994      $12,908             $12,922           $12,845                 $11,188
     12/31/1994      $13,074             $12,965           $12,938                 $11,188
     01/31/1995      $13,366             $13,176           $13,167                 $11,232
     02/28/1995      $13,730             $13,431           $13,437                 $11,277
     03/31/1995      $13,802             $13,504           $13,523                 $11,314
     04/30/1995      $14,010             $13,661           $13,677                 $11,352
     05/31/1995      $14,624             $14,046           $14,098                 $11,375
     06/30/1995      $14,703             $14,136           $14,169                 $11,397
     07/31/1995      $14,659             $14,143           $14,166                 $11,397
     08/31/1995      $14,848             $14,261           $14,329                 $11,427
     09/30/1995      $15,005             $14,356           $14,445                 $11,450
     10/31/1995      $15,205             $14,514           $14,620                 $11,488
     11/30/1995      $15,406             $14,691           $14,812                 $11,480
     12/31/1995      $15,618             $14,837           $14,971                 $11,471
     01/31/1996      $15,719             $14,961           $15,083                 $11,539
     02/29/1996      $15,451             $14,803           $14,893                 $11,576
     03/31/1996      $15,339             $14,735           $14,819                 $11,636
     04/30/1996      $15,239             $14,692           $14,749                 $11,682
     05/31/1996      $15,172             $14,684           $14,702                 $11,704
     06/30/1996      $15,390             $14,834           $14,884                 $11,711
     07/31/1996      $15,426             $14,880           $14,918                 $11,733
     08/31/1996      $15,402             $14,897           $14,907                 $11,755
     09/30/1996      $15,702             $15,089           $15,158                 $11,793
     10/31/1996      $16,039             $15,336           $15,483                 $11,831
     11/30/1996      $16,279             $15,522           $15,735                 $11,853
     12/31/1996      $16,183             $15,438           $15,628                 $11,853
     01/31/1997      $16,255             $15,497           $15,694                 $11,891
     02/28/1997      $16,291             $15,521           $15,735                 $11,928
     03/31/1997      $16,207             $15,433           $15,574                 $11,958
     04/30/1997      $16,447             $15,607           $15,816                 $11,972
     05/31/1997      $16,603             $15,729           $15,956                 $11,965
     06/30/1997      $16,787             $15,864           $16,151                 $11,979
     07/31/1997      $17,156             $16,158           $16,527                 $11,994
     08/31/1997      $17,041             $16,096           $16,422                 $12,017
     09/30/1997      $17,270             $16,272           $16,653                 $12,047
     10/31/1997      $17,473             $16,462           $16,873                 $12,077
     11/30/1997      $17,524             $16,499           $16,912                 $12,069
     12/31/1997      $17,689             $16,632           $17,076                 $12,055
     01/31/1998      $17,880             $16,848           $17,279                 $12,078
     02/28/1998      $17,905             $16,830           $17,269                 $12,101
     03/31/1998      $17,969             $16,882           $17,322                 $12,124
     04/30/1998      $18,058             $16,963           $17,419                 $12,146
     05/31/1998      $18,210             $17,080           $17,574                 $12,168
     06/30/1998      $18,321             $17,195           $17,685                 $12,182
     07/31/1998      $18,376             $17,260           $17,759                 $12,197
     08/31/1998      $18,636             $17,586           $17,990                 $12,211
     09/30/1998      $18,978             $17,996           $18,245                 $12,226
     10/31/1998      $18,869             $18,026           $18,187                 $12,255
     11/30/1998      $18,937             $17,971           $18,227                 $12,255
     12/31/1998      $19,005             $18,041           $18,300                 $12,248
     01/31/1999      $19,129             $18,122           $18,404                 $12,277
     02/28/1999      $18,896             $17,874           $18,248                 $12,292
     03/31/1999      $18,992             $17,992           $18,368                 $12,329
     04/30/1999      $19,060             $18,040           $18,453                 $12,419
     05/31/1999      $18,883             $17,930           $18,316                 $12,419
     06/30/1999      $18,760             $17,955           $18,247                 $12,419
     07/31/1999      $18,616             $17,957           $18,165                 $12,456
     08/31/1999      $18,586             $17,982           $18,148                 $12,486
     09/30/1999      $18,869             $18,137           $18,413                 $12,546
     10/31/1999      $18,927             $18,173           $18,468                 $12,569
     11/30/1999      $18,912             $18,186           $18,485                 $12,576
     12/31/1999      $18,827             $18,129           $18,387                 $12,576
     01/31/2000      $18,731             $18,068           $18,277                 $12,614
     02/29/2000      $18,922             $18,218           $18,465                 $12,688
     03/31/2000      $19,210             $18,425           $18,663                 $12,792
     04/30/2000      $19,163             $18,418           $18,648                 $12,800
     05/31/2000      $19,196             $18,468           $18,666                 $12,815
     06/30/2000      $19,565             $18,761           $19,025                 $12,882
     07/31/2000      $19,692             $18,885           $19,144                 $12,912
     08/31/2000      $20,011             $19,097           $19,422                 $12,912
     09/30/2000      $20,155             $19,263           $19,599                 $12,979
     10/31/2000      $20,330             $19,396           $19,716                 $13,001
     11/30/2000      $20,666             $19,681           $20,038                 $13,009
     12/31/2000      $21,052             $20,027           $20,362                 $13,001

*Source: Standard and Poor's Micropal; Lipper Inc.
For an index description, please see the Index Definitions following the Fund Summaries.

                             Past performance does not guarantee future results.

Franklin U.S. Government
Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                             79

Page
PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

                                     Franklin U.S. Government Fund - Class 2*
                                              Periods ended 12/31/00
                                                                                           Since     Since Class 2
                                                                                       Inception      Inception
                                                 1-Year        5-Year       10-Year    (3/14/89)       (1/6/99)
                                           -------------- ------------- ------------ ------------- ---------------
 Average Annual Total Return                 +11.39%         +6.04%        +7.67%       +7.71%         +5.00%
 Cumulative Total Return                     +11.39%        +34.06%      +109.37%     +140.36%        +10.17%

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin U.S. Government Fund - Class 2*, the Lehman Brothers Intermediate Government Bond Index and the Lipper VIP U.S. Mortgage Funds Average, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin U.S. Government Fund - Class 2*, as tracked by the growth in value of a $10,000 investment, to that of the Lehman Brothers Intermediate Government Bond Index**, Lipper VIP U.S. Mortgage Funds Average** and CPI** from 1/1/91-12/31/00.

                   Franklin U.S.      Lehman Brothers    Lipper VIP U.S.          CPI
                      Government         Intermediate     Mortgage Funds
                    Fund - Class      Government Bond            Average
                              II                Index
               -----------------------------------------------------------------------
    01/01/1991      $10,000             $10,000         $10,000               $10,000
    01/31/1991      $10,150             $10,103         $10,131               $10,060
    02/28/1991      $10,238             $10,165         $10,203               $10,075
    03/31/1991      $10,290             $10,221         $10,251               $10,090
    04/30/1991      $10,370             $10,326         $10,361               $10,105
    05/31/1991      $10,449             $10,384         $10,431               $10,136
    06/30/1991      $10,463             $10,392         $10,415               $10,165
    07/31/1991      $10,608             $10,504         $10,586               $10,180
    08/31/1991      $10,800             $10,704         $10,786               $10,210
    09/30/1991      $11,018             $10,886         $10,986               $10,255
    10/31/1991      $11,155             $11,010         $11,145               $10,270
    11/30/1991      $11,228             $11,139         $11,221               $10,300
    12/31/1991      $11,529             $11,409         $11,560               $10,307
    01/31/1992      $11,365             $11,300         $11,344               $10,323
    02/29/1992      $11,465             $11,335         $11,434               $10,360
    03/31/1992      $11,383             $11,289         $11,368               $10,413
    04/30/1992      $11,474             $11,391         $11,465               $10,427
    05/31/1992      $11,729             $11,561         $11,680               $10,442
    06/30/1992      $11,910             $11,727         $11,852               $10,479
    07/31/1992      $12,155             $11,952         $12,050               $10,501
    08/31/1992      $12,296             $12,074         $12,155               $10,531
    09/30/1992      $12,438             $12,241         $12,240               $10,560
    10/31/1992      $12,230             $12,094         $12,038               $10,597
    11/30/1992      $12,258             $12,044         $12,046               $10,612
    12/31/1992      $12,485             $12,200         $12,250               $10,605
    01/31/1993      $12,749             $12,427         $12,478               $10,657
    02/28/1993      $12,975             $12,609         $12,651               $10,694
    03/31/1993      $13,041             $12,656         $12,688               $10,731
    04/30/1993      $13,116             $12,755         $12,739               $10,761
    05/31/1993      $13,154             $12,720         $12,774               $10,776
    06/30/1993      $13,392             $12,905         $12,949               $10,791
    07/31/1993      $13,481             $12,931         $13,009               $10,791
    08/31/1993      $13,678             $13,123         $13,158               $10,822
    09/30/1993      $13,678             $13,177         $13,169               $10,844
    10/31/1993      $13,747             $13,209         $13,236               $10,889
    11/30/1993      $13,569             $13,143         $13,088               $10,897
    12/31/1993      $13,697             $13,197         $13,190               $10,897
    01/31/1994      $13,875             $13,327         $13,338               $10,926
    02/28/1994      $13,599             $13,145         $13,184               $10,963
    03/31/1994      $13,117             $12,953         $12,892               $11,000
    04/30/1994      $12,989             $12,869         $12,817               $11,016
    05/31/1994      $13,009             $12,878         $12,836               $11,023
    06/30/1994      $12,926             $12,880         $12,809               $11,061
    07/31/1994      $13,248             $13,049         $13,000               $11,091
    08/31/1994      $13,238             $13,087         $13,028               $11,135
    09/30/1994      $12,968             $12,978         $12,890               $11,165
    10/31/1994      $12,908             $12,981         $12,875               $11,173
    11/30/1994      $12,908             $12,922         $12,845               $11,188
    12/31/1994      $13,074             $12,965         $12,938               $11,188
    01/31/1995      $13,366             $13,176         $13,167               $11,232
    02/28/1995      $13,730             $13,431         $13,437               $11,277
    03/31/1995      $13,802             $13,504         $13,523               $11,314
    04/30/1995      $14,010             $13,661         $13,677               $11,352
    05/31/1995      $14,624             $14,046         $14,098               $11,375
    06/30/1995      $14,703             $14,136         $14,169               $11,397
    07/31/1995      $14,659             $14,143         $14,166               $11,397
    08/31/1995      $14,848             $14,261         $14,329               $11,427
    09/30/1995      $15,005             $14,356         $14,445               $11,450
    10/31/1995      $15,205             $14,514         $14,620               $11,488
    11/30/1995      $15,406             $14,691         $14,812               $11,480
    12/31/1995      $15,618             $14,837         $14,971               $11,471
    01/31/1996      $15,719             $14,961         $15,083               $11,539
    02/29/1996      $15,451             $14,803         $14,893               $11,576
    03/31/1996      $15,339             $14,735         $14,819               $11,636
    04/30/1996      $15,239             $14,692         $14,749               $11,682
    05/31/1996      $15,172             $14,684         $14,702               $11,704
    06/30/1996      $15,390             $14,834         $14,884               $11,711
    07/31/1996      $15,426             $14,880         $14,918               $11,733
    08/31/1996      $15,402             $14,897         $14,907               $11,755
    09/30/1996      $15,702             $15,089         $15,158               $11,793
    10/31/1996      $16,039             $15,336         $15,483               $11,831
    11/30/1996      $16,279             $15,522         $15,735               $11,853
    12/31/1996      $16,183             $15,438         $15,628               $11,853
    01/31/1997      $16,255             $15,497         $15,694               $11,891
    02/28/1997      $16,291             $15,521         $15,735               $11,928
    03/31/1997      $16,207             $15,433         $15,574               $11,958
    04/30/1997      $16,447             $15,607         $15,816               $11,972
    05/31/1997      $16,603             $15,729         $15,956               $11,965
    06/30/1997      $16,787             $15,864         $16,151               $11,979
    07/31/1997      $17,156             $16,158         $16,527               $11,994
    08/31/1997      $17,041             $16,096         $16,422               $12,017
    09/30/1997      $17,270             $16,272         $16,653               $12,047
    10/31/1997      $17,473             $16,462         $16,873               $12,077
    11/30/1997      $17,524             $16,499         $16,912               $12,069
    12/31/1997      $17,689             $16,632         $17,076               $12,055
    01/31/1998      $17,880             $16,848         $17,279               $12,078
    02/28/1998      $17,905             $16,830         $17,269               $12,101
    03/31/1998      $17,969             $16,882         $17,322               $12,124
    04/30/1998      $18,058             $16,963         $17,419               $12,146
    05/31/1998      $18,210             $17,080         $17,574               $12,168
    06/30/1998      $18,321             $17,195         $17,685               $12,182
    07/31/1998      $18,376             $17,260         $17,759               $12,197
    08/31/1998      $18,636             $17,586         $17,990               $12,211
    09/30/1998      $18,978             $17,996         $18,245               $12,226
    10/31/1998      $18,869             $18,026         $18,187               $12,255
    11/30/1998      $18,937             $17,971         $18,227               $12,255
    12/31/1998      $19,005             $18,041         $18,300               $12,248
    01/31/1999      $19,129             $18,122         $18,404               $12,277
    02/28/1999      $18,896             $17,874         $18,248               $12,292
    03/31/1999      $18,992             $17,992         $18,368               $12,329
    04/30/1999      $19,047             $18,040         $18,453               $12,419
    05/31/1999      $18,870             $17,930         $18,316               $12,419
    06/30/1999      $18,732             $17,955         $18,247               $12,419
    07/31/1999      $18,588             $17,957         $18,165               $12,456
    08/31/1999      $18,558             $17,982         $18,148               $12,486
    09/30/1999      $18,840             $18,137         $18,413               $12,546
    10/31/1999      $18,886             $18,173         $18,468               $12,569
    11/30/1999      $18,870             $18,186         $18,485               $12,576
    12/31/1999      $18,799             $18,129         $18,387               $12,576
    01/31/2000      $18,688             $18,068         $18,277               $12,614
    02/29/2000      $18,878             $18,218         $18,465               $12,688
    03/31/2000      $19,150             $18,425         $18,663               $12,792
    04/30/2000      $19,104             $18,418         $18,648               $12,800
    05/31/2000      $19,137             $18,468         $18,666               $12,815
    06/30/2000      $19,504             $18,761         $19,025               $12,882
    07/31/2000      $19,615             $18,885         $19,144               $12,912
    08/31/2000      $19,919             $19,097         $19,422               $12,912
    09/30/2000      $20,079             $19,263         $19,599               $12,979
    10/31/2000      $20,239             $19,396         $19,716               $13,001
    11/30/2000      $20,559             $19,681         $20,038               $13,009
    12/31/2000      $20,937             $20,027         $20,362               $13,001

**Sources: Standard and Poor's Micropal; Lipper Inc.
For an index description, please see the Index Definitions following the Fund Summaries.

                         Past performance does not guarantee future results.

Franklin U.S. Government Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

80

Page

                                            FRANKLIN VALUE SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Value Securities Fund seeks long-term total return. The Fund invests primarily in equity securities of companies, including small capitalization companies, which in the portfolio manager's opinion are selling substantially below the underlying value of their assets or private market value. The Fund may also invest a small portion in foreign securities.
--------------------------------------------------------------------------------

Domestic economic output during the year under review started out strong, then waned in the second half as gross domestic product grew at an annual rate of just 2.2%, the slowest pace in four years. By the fourth quarter, data indicated declines in employment, manufacturing output, durable goods orders and consumer confidence, amid sharply rising energy costs. Inflation remained relatively tame as the Federal Reserve Board (the Fed) increased the federal funds target rate on three separate occasions during 2000 through May 16, from 5.5% to a five-year high of 6.5%, then decided to hold rates steady for the remainder of the year. By December, Fed policy makers abruptly altered their aggressive stance, signaling for the first time in two years that recession, rather than inflation, posed the greatest risk to the decade-long U.S. economic expansion.

Primarily due to aggressive Fed policy, a slowing economy and a spate of earnings warnings from some of the country's more high-profile companies, unprecedented volatility and waves of corrections plagued U.S. stock markets in 2000. Many equity index records were broken repeatedly as investors chased technology-related stock price momentum, only to see their gains -- and then some -- consumed by heavy selling and a rash of one-day record market losses. The divergence between growth and value stocks reached extreme levels in favor of growth early in 2000, only to reverse course as stock prices plummeted and historically astronomical price-to-earnings ratios fell abruptly in the second half. Investors revisited value stocks of proven companies as they fled high-flying technology, Internet, media and telecommunications issues. These "new economy" stocks, many with little or no earnings growth, starkly displayed their inherent risks compared to "old economy" stocks with solid, demonstrable earnings. After more than two years of what many considered a bear market for value-oriented investing, we believe the tide has begun to turn.

This chart shows in horizontal bar format the industry breakdown of Franklin Value Securities Fund as a percentage of total net assets on 12/31/00.

Finance                                           23.0%
Producer Manufacturing                            18.3%
Transportation                                     8.2%
Industrial Services                                7.9%
Consumer Non-Durables                              7.4%
Consumer Durables                                  7.1%
Retail Trade                                       5.3%
Electronic Technology                              4.8%
Non-Energy Minerals                                3.7%
Energy Minerals                                    2.8%
Process Industries                                 2.3%
Technology Services                                1.4%
Health Technology                                  0.8%
Consumer Services                                  0.7%
Distribution Services                              0.2%
Short-Term Investments & Other Net Assets          6.1%
                                                                             81
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Top 10 Holdings
Franklin Value Securities Fund
Based on Total Net Assets
12/31/00

 Company                         % of Total
 Industry, Country               Net Assets
-------------------------------------------
   National Commerce
   Bancorp.                        2.8%
   Finance, U.S.

   Teekay Shipping Corp.           2.7%
   Transportation, Bahamas

   The TJX Companies Inc.          2.7%
   Retail Trade, U.S.

   Allstate Corp.                  2.7%
   Finance, U.S.

   Washington Mutual Inc.          2.6%
   Finance, U.S.

   American National
   Insurance                       2.5%
   Finance, U.S.

   Family Dollar Stores Inc.       2.4%
   Retail Trade, U.S.

   Presidential Life Corp.         2.2%
   Finance, U.S.

   Diebold Inc.                    2.1%
   Electronic Technology,
   U.S.

   Household International
   Inc.                            2.1%
   Finance, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

What a difference a year can make. After reaching new highs during 2000's first quarter, the Standard & Poor's 500 Index declined 9.11% for the year, while the tech-heavy Nasdaq Composite Index lost 38.83% and the Dow Jones Industrial Average shed 4.88%. Despite the market's volatility, Franklin Value Securities Fund provided solid returns for the year ended December 31, 2000, beating the benchmark Russell 2000 Value Index's gain of 22.83% during the same time.(1)

Our value investment strategy focuses on a broad category of what we believe to be bargain stocks. Some sell at a low price to earnings, cash flow or book value. Others have overlooked assets such as land, or valuable intangibles such as patents, distribution networks or tax-loss carry forwards that may not be fully represented in their stock prices. Still others are "fallen angels" -- former growth companies suffering short-term setbacks and sharp price declines, but which we believe still have significant long-term potential. As a rule these stocks are out of favor with Wall Street when we buy them, which is why we can pick them up at bargain prices. In some instances these companies' recent earnings results missed analysts' estimates, and sometimes they are just too small to reach analysts' radar screens. If we believe companies' balance sheets are strong and their managements honest and effective, we are willing to wait for these bargains to flourish.

During the year under review, we focused new purchases on companies with strong financials, quality management and bargain prices. For instance, we found compelling value in depressed financial stocks, including National Commerce Bancorporation (NCBC), a $16 billion multi-bank holding company that has increased its dividend for 25 consecutive years while simultaneously growing net income at an annual compounded rate greater than 15%. Trading at only 16 times 2001 estimated earnings during the reporting period, NCBC strikes us as a solid value in a company we find fundamentally sound. We also found exceptional values in the apparel industry, where we acquired a position in Tommy Hilfiger, the popular fashion designer that creates and markets sportswear through its subsidiaries and retail stores worldwide. Tommy had eight consecutive years of record earnings until it slipped during its last fiscal year. Selling at less than 7 times 2001 earnings estimates, and below book value, Tommy appears to be extremely attractive.

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

82
Page

Strategic buyers were also busy picking up bargains during the 12-month period. Seven of the Fund's holdings benefited from announcements of corporate takeovers during the year, all at premiums over the prior day's closing price. Our oil-drilling and oil-services stocks also performed well in 2000, as oil prices climbed into the high $20s to low $30s per-barrel range.

Looking forward, we are confident that with the pronounced increase in market volatility more investors will return to rational stock valuations and common-sense investing. We remain steadfast and committed to our value investment strategy and believe Franklin Value Securities Fund provides shareholders with a portfolio of well-managed, financially sound companies with the potential for solid earnings growth and stock price appreciation over the long-term.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.



                                                                             83
Page
Franklin Value
Securities Fund
Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Value Securities Fund - Class 1
Periods ended 12/31/00
                                               Since
                                            Inception
                                   1-Year    (5/1/98)
------------------------------------------------------
 Average Annual Total Return    +25.23%        -0.31%
 Cumulative Total Return        +25.23%        -0.83%
 Value of $10,000 Investment    $12,523        $9,917

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/98-12/31/00)

The graph compares the performance of Franklin Value Securities Fund - Class 1 and the Russell 2000 Value Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin Value Securities Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the Russell 2000 Value Index* from 5/1/98-12/31/00.

                                    Franklin Value     Russell 2000 Value Index
                                 Securities Fund -
                                           Class I
                 --------------------------------------------------------------
      05/01/1998                $10,000                             $10,000
      05/31/1998       -2.40%    $9,760      -3.54%                  $9,646
      06/30/1998       -6.35%    $9,140      -0.56%                  $9,592
      07/31/1998       -9.85%    $8,240      -7.83%                  $8,841
      08/31/1998      -15.41%    $6,970     -15.66%                  $7,456
      09/30/1998        3.87%    $7,240       5.65%                  $7,878
      10/31/1998        5.94%    $7,670       2.97%                  $8,112
      11/30/1998        0.26%    $7,690       2.71%                  $8,332
      12/31/1998        1.30%    $7,790       3.14%                  $8,593
      01/31/1999       -1.80%    $7,650      -2.27%                  $8,398
      02/28/1999       -8.37%    $7,009      -6.83%                  $7,824
      03/31/1999        2.00%    $7,150      -0.82%                  $7,760
      04/30/1999       10.49%    $7,900       9.13%                  $8,469
      05/31/1999        3.16%    $8,149       3.07%                  $8,729
      06/30/1999        6.01%    $8,639       3.62%                  $9,045
      07/31/1999       -2.55%    $8,419      -2.37%                  $8,830
      08/31/1999       -3.57%    $8,118      -3.66%                  $8,507
      09/30/1999       -6.79%    $7,567      -2.00%                  $8,337
      10/31/1999        0.13%    $7,577      -2.00%                  $8,170
      11/30/1999        0.93%    $7,647       0.52%                  $8,213
      12/31/1999        3.54%    $7,918       3.07%                  $8,465
      01/31/2000       -8.99%    $7,206      -2.61%                  $8,244
      02/29/2000        1.95%    $7,347       6.11%                  $8,748
      03/31/2000       11.32%    $8,178       0.47%                  $8,789
      04/30/2000        2.18%    $8,357       0.59%                  $8,841
      05/31/2000        3.13%    $8,618      -1.53%                  $8,705
      06/30/2000       -2.80%    $8,377       2.92%                  $8,960
      07/31/2000        1.20%    $8,477       3.33%                  $9,258
      08/31/2000        7.71%    $9,131       4.47%                  $9,672
      09/30/2000       -0.11%    $9,121      -0.57%                  $9,617
      10/31/2000        2.09%    $9,311      -0.36%                  $9,582
      11/30/2000       -3.02%    $9,030      -2.04%                  $9,387
      12/31/2000        9.80%    $9,917      10.74%                 $10,395
*Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

84
Page

Franklin Value
Securities Fund
Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Value Securities Fund - Class 2*
Periods ended 12/31/00
                                                   Since      Since Class 2
                                                Inception      Inception
                                    1-Year       (5/1/98)       (1/6/99)
                               -------------- ------------- ---------------
 Average Annual Total Return         +25.02%        -0.47%         +11.41%
 Cumulative Total Return             +25.02%        -1.25%         +23.90%
 Value of $10,000 Investment         $12,502        $9,875         $12,390

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/98-12/31/00)

The graph compares the performance of Franklin Value Securities Fund - Class 2* and the Russell 2000 Value Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin Value Securities Fund - Class 2* as tracked by the growth in value of a $10,000 investment to that of the Russell 2000 Value Index** from 5/1/98-12/31/00.

                                          Franklin Value     Russell 2000 Value
                                 Securities Fund - Class                  Index
                                                      II
                 --------------------------------------------------------------
      05/01/1998                $10,000                                $10,000
      05/31/1998      -2.40%     $9,760           -3.54%                $9,646
      06/30/1998      -6.35%     $9,140           -0.56%                $9,592
      07/31/1998      -9.85%     $8,240           -7.83%                $8,841
      08/31/1998     -15.41%     $6,970          -15.66%                $7,456
      09/30/1998       3.87%     $7,240            5.65%                $7,878
      10/31/1998       5.94%     $7,670            2.97%                $8,112
      11/30/1998       0.26%     $7,690            2.71%                $8,332
      12/31/1998       1.30%     $7,790            3.14%                $8,593
      01/31/1999      -1.80%     $7,650           -2.27%                $8,398
      02/28/1999      -8.37%     $7,009           -6.83%                $7,824
      03/31/1999       2.00%     $7,150           -0.82%                $7,760
      04/30/1999      10.49%     $7,900            9.13%                $8,469
      05/31/1999       3.16%     $8,149            3.07%                $8,729
      06/30/1999       5.89%     $8,629            3.62%                $9,045
      07/31/1999      -2.55%     $8,409           -2.37%                $8,830
      08/31/1999      -3.69%     $8,099           -3.66%                $8,507
      09/30/1999      -6.81%     $7,547           -2.00%                $8,337
      10/31/1999       0.13%     $7,557           -2.00%                $8,170
      11/30/1999       0.93%     $7,627            0.52%                $8,213
      12/31/1999       3.55%     $7,898            3.07%                $8,465
      01/31/2000      -9.01%     $7,187           -2.61%                $8,244
      02/29/2000       1.95%     $7,327            6.11%                $8,748
      03/31/2000      11.22%     $8,149            0.47%                $8,789
      04/30/2000       2.17%     $8,326            0.59%                $8,841
      05/31/2000       3.14%     $8,587           -1.53%                $8,705
      06/30/2000      -2.93%     $8,335            2.92%                $8,960
      07/31/2000       1.33%     $8,446            3.33%                $9,258
      08/31/2000       7.62%     $9,090            4.47%                $9,672
      09/30/2000      -0.11%     $9,080           -0.57%                $9,617
      10/31/2000       2.10%     $9,271           -0.36%                $9,582
      11/30/2000      -3.04%     $8,989           -2.04%                $9,387
      12/31/2000       9.84%     $9,875           10.74%               $10,395

**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

                                                                              85
Page

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

86
Page

                                FRANKLIN ZERO COUPON FUNDS - 2005 and 2010

--------------------------------------------------------------------------------
Funds' Goal and Primary Investments: The two Zero Coupon Funds seek as high an investment return as is consistent with capital preservation. The Funds invest primarily in dollar-denominated zero coupon debt securities, primarily U.S. Treasury-issued stripped securities and stripped securities issued by the U.S. government, its agencies and authorities. Each Zero Coupon Fund seeks to return a reasonably assured target dollar amount, predictable at the time of the investment, on a specific date in the future. The Funds may not be appropriate for those who intend to redeem units before the maturity dates.
--------------------------------------------------------------------------------

Three forces helped propel the bond market during the year under review. Slowing economic fundamentals, dwindling long-term Treasury supply and a declining stock market all worked together to drive up bond prices over the year. The year 2000 began with the U.S. economy moving like a speeding locomotive. In the first half of the year, the Federal Reserve Board (the Fed) applied the brakes on the economy by raising the federal funds target rate three times for a total of 100 basis points (1.0%). Over the second half, the economy slowed to a more moderate pace with some analysts questioning whether the Fed's actions were too severe. The Fed, however, publicly shifted its bias at its December meeting, stating the risks of economic weakness were a greater concern than the risks of inflation. The bond market already priced in expectations of Fed easing in early 2001. With federal budget surpluses projected into the foreseeable future, the U.S. Treasury Department proceeded to buy back its longer-term debt from the market during the reporting period. This activity pushed down long-term yields and supported bond prices on the long end of the curve. Lastly, with stocks sagging, the market experienced a "flight to quality," as investors seeking a safe haven moved into high-quality bonds. All three of these forces drove interest rates down and bond prices up. They had a particular impact on the intermediate part of the curve and on high-quality Treasury and agency issues. Franklin Zero Coupon 2005 and 2010 Funds benefited from this market environment.

Franklin Zero Coupon Funds invest primarily in securities issued by government sponsored agencies. In our view, there is only slightly more risk in agency securities than direct obligations of the U.S. government. However, agency securities historically have offered a higher yield advantage than Treasuries.

                                                                             87
Page

Typically, individual zero coupon bonds will return a fixed rate, if held to maturity. Zero coupon investments, therefore, can be attractive for relatively short-term investors and risk-averse, long-term investors. Of course, a managed portfolio of zero coupon bonds will fluctuate with cash flow into or out of the portfolio, and vary with market conditions. We do not try to time the market; instead, our portfolio activity mirrors shareholder activity.

Looking ahead, we think inflation should remain subdued, making fixed income investments attractive. Zero coupon bonds and the Franklin Zero Coupon Funds, while subject to price fluctuation as a result of changes in interest rates, can offer investors relatively certain returns if held to maturity. For each Fund, we strive to maintain the weighted average maturity as close to the target maturity as possible so that the Fund will mirror the features of a zero coupon bond.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Funds' portfolio compositions will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

88
Page

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results. Past expense reductions by the manager increased returns.

Franklin Zero Coupon 2005 Fund - Class 1
Periods ended 12/31/00
                                                                                      Since
                                                                                    Inception
                                                1-Year       5-Year      10-Year    (3/14/89)
-----------------------------------------------------------------------------------------------
 Average Annual Total Return                  +12.56%      +5.73%       +9.88%        +9.87%
 Cumulative Total Return                      +12.56%     +32.10%     +156.57%      +203.78%

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin Zero Coupon 2005 Fund - Class 1 and the Merrill Lynch Zero Coupon 5-Year and 10-Year Bond Total Return Indexes, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

The following line graph compares the performance of the Franklin Zero Coupon 2005 Fund - Class 1 to the Merrill Lynch 5-Year Zero Coupon Bond Index*, the Merrill Lynch 10-Year Zero Coupon Bond Index* and to the Consumer Price Index* based on a $10,000 investment from 1/1/91 to 12/31/00.

    Date                  Franklin Zero        Merrill Lynch 5-Year      Merrill Lynch 10-         CPI
                          Coupon Fund -        Zero Coupon Bond          Year Zero Coupon
                          2005 - Class 1       Index                     Bond Index
                --------------------------------------------------------------------------------------------
     01/01/1991              $10,000               $10,000                  $10,000                 $10,000
     01/31/1991     1.17%    $10,117     1.02%     $10,102       1.01%      $10,101     0.60%       $10,060
     02/28/1991     0.00%    $10,117     0.35%     $10,137       0.13%      $10,114     0.15%       $10,075
     03/31/1991    -0.71%    $10,045     0.37%     $10,174       0.71%      $10,186     0.15%       $10,090
     04/30/1991     1.96%    $10,242     1.59%     $10,336       1.63%      $10,352     0.15%       $10,105
     05/31/1991    -1.05%    $10,135     0.31%     $10,368      -0.12%      $10,339     0.30%       $10,136
     06/30/1991    -1.19%    $10,014    -0.21%     $10,346      -0.70%      $10,267     0.29%       $10,165
     07/31/1991     1.77%    $10,191     1.43%     $10,494       1.76%      $10,448     0.15%       $10,180
     08/31/1991     4.94%    $10,695     2.98%     $10,807       3.97%      $10,863     0.29%       $10,210
     09/30/1991     4.97%    $11,226     2.56%     $11,083       3.44%      $11,236     0.44%       $10,255
     10/31/1991    -0.42%    $11,180     1.57%     $11,257       0.48%      $11,290     0.15%       $10,270
     11/30/1991     0.50%    $11,236     1.71%     $11,449       1.41%      $11,449     0.29%       $10,300
     12/31/1991     5.73%    $11,879     2.39%     $11,723       5.47%      $12,076     0.07%       $10,307
     01/31/1992    -3.45%    $11,469    -1.66%     $11,529      -4.18%      $11,571     0.15%       $10,323
     02/29/1992     0.24%    $11,497     0.17%     $11,548       0.60%      $11,641     0.36%       $10,360
     03/31/1992    -0.73%    $11,413    -1.00%     $11,433      -1.29%      $11,491     0.51%       $10,413
     04/30/1992    -0.25%    $11,385     0.85%     $11,530      -0.42%      $11,443     0.14%       $10,427
     05/31/1992     3.69%    $11,804     2.49%     $11,817       2.91%      $11,777     0.14%       $10,442
     06/30/1992     1.71%    $12,006     2.18%     $12,075       2.34%      $12,053     0.36%       $10,479
     07/31/1992     5.63%    $12,682     2.86%     $12,421       4.63%      $12,611     0.21%       $10,501
     08/31/1992     0.77%    $12,780     1.63%     $12,623       1.13%      $12,754     0.28%       $10,531
     09/30/1992     3.83%    $13,270     2.20%     $12,901       3.10%      $13,149     0.28%       $10,560
     10/31/1992    -3.62%    $12,790    -2.20%     $12,617      -2.91%      $12,766     0.35%       $10,597
     11/30/1992     0.84%    $12,898    -1.12%     $12,476      -0.09%      $12,755     0.14%       $10,612
     12/31/1992     3.42%    $13,338     1.86%     $12,708       3.46%      $13,196    -0.07%       $10,605
     01/31/1993     3.16%    $13,759     3.06%     $13,097       3.99%      $13,723     0.49%       $10,657
     02/28/1993     5.55%    $14,523     2.35%     $13,405       3.91%      $14,260     0.35%       $10,694
     03/31/1993     0.94%    $14,660     0.43%     $13,463       0.28%      $14,300     0.35%       $10,731
     04/30/1993    -0.07%    $14,651     1.19%     $13,623       1.40%      $14,500     0.28%       $10,761
     05/31/1993     0.00%    $14,651    -0.51%     $13,554      -0.55%      $14,420     0.14%       $10,776
     06/30/1993     6.77%    $15,642     2.27%     $13,862       5.49%      $15,212     0.14%       $10,791
     07/31/1993     1.10%    $15,814     0.08%     $13,872       0.82%      $15,337     0.00%       $10,791
     08/31/1993     3.40%    $16,352     2.35%     $14,198       3.82%      $15,923     0.28%       $10,822
     09/30/1993     1.05%    $16,524     0.49%     $14,268       1.19%      $16,113     0.21%       $10,844
     10/31/1993     1.41%    $16,757     0.05%     $14,275       0.42%      $16,181     0.41%       $10,889
     11/30/1993    -3.81%    $16,118    -1.01%     $14,131      -3.33%      $15,641     0.07%       $10,897
     12/31/1993     1.13%    $16,301     0.53%     $14,205       0.88%      $15,779     0.00%       $10,897
     01/31/1994     2.92%    $16,777     1.41%     $14,406       2.92%      $16,240     0.27%       $10,926
     02/28/1994    -5.62%    $15,835    -2.34%     $14,069      -4.77%      $15,465     0.34%       $10,963
     03/31/1994    -5.44%    $14,973    -2.58%     $13,707      -5.14%      $14,670     0.34%       $11,000
     04/30/1994    -1.56%    $14,740    -1.22%     $13,539      -1.57%      $14,441     0.14%       $11,016
     05/31/1994    -0.21%    $14,709     0.07%     $13,549      -0.50%      $14,368     0.07%       $11,023
     06/30/1994    -0.66%    $14,612    -0.21%     $13,521      -0.75%      $14,261     0.34%       $11,061
     07/31/1994     3.08%    $15,062     1.84%     $13,769       2.87%      $14,669     0.27%       $11,091
     08/31/1994    -0.28%    $15,019     0.33%     $13,815       0.17%      $14,694     0.40%       $11,135
     09/30/1994    -3.64%    $14,473    -1.70%     $13,579      -3.60%      $14,165     0.27%       $11,165
     10/31/1994    -0.59%    $14,387    -0.21%     $13,551      -0.73%      $14,061     0.07%       $11,173
     11/30/1994     0.60%    $14,473    -0.79%     $13,444       0.48%      $14,128     0.13%       $11,188
     12/31/1994     1.85%    $14,741     0.90%     $13,565       1.74%      $14,373     0.00%       $11,188
     01/31/1995     2.25%    $15,073     1.93%     $13,828       2.64%      $14,753     0.40%       $11,232
     02/28/1995     3.34%    $15,576     1.90%     $14,090       3.85%      $15,322     0.40%       $11,277
     03/31/1995     0.83%    $15,705     0.41%     $14,147       0.69%      $15,428     0.33%       $11,314
     04/30/1995     2.25%    $16,058     1.56%     $14,368       1.95%      $15,729     0.33%       $11,352
     05/31/1995     8.67%    $17,451     4.76%     $15,051       8.38%      $17,047     0.20%       $11,375
     06/30/1995     0.73%    $17,578     0.82%     $15,176       1.32%      $17,271     0.20%       $11,397
     07/31/1995    -1.78%    $17,265    -0.49%     $15,101      -1.65%      $16,986     0.00%       $11,397
     08/31/1995     2.14%    $17,634     0.96%     $15,247       1.98%      $17,322     0.26%       $11,427
     09/30/1995     1.77%    $17,947     0.76%     $15,363       1.65%      $17,607     0.20%       $11,450
     10/31/1995     2.74%    $18,438     1.57%     $15,605       2.53%      $18,053     0.33%       $11,488
     11/30/1995     2.73%    $18,941     1.86%     $15,895       3.06%      $18,605    -0.07%       $11,480
     12/31/1995     2.54%    $19,422     1.26%     $16,096       2.44%      $19,060    -0.07%       $11,471
     01/31/1996     0.35%    $19,489     1.09%     $16,271       0.21%      $19,100     0.59%       $11,539
     02/29/1996    -4.76%    $18,561    -1.90%     $15,962      -4.75%      $18,192     0.32%       $11,576
     03/31/1996    -1.57%    $18,271    -1.27%     $15,760      -1.92%      $17,842     0.52%       $11,636
     04/30/1996    -1.83%    $17,936    -1.13%     $15,582      -2.35%      $17,422     0.39%       $11,682
     05/31/1996    -1.12%    $17,734    -0.49%     $15,507      -0.64%      $17,311     0.19%       $11,704
     06/30/1996     2.23%    $18,130     1.47%     $15,735       2.24%      $17,699     0.06%       $11,711
     07/31/1996     0.00%    $18,130     0.01%     $15,736      -0.03%      $17,694     0.19%       $11,733
     08/31/1996    -0.91%    $17,965    -0.26%     $15,695      -1.08%      $17,503     0.19%       $11,755
     09/30/1996     2.70%    $18,449     1.85%     $15,985       2.97%      $18,023     0.32%       $11,793
     10/31/1996     3.97%    $19,182     2.43%     $16,374       3.95%      $18,736     0.32%       $11,831
     11/30/1996     2.96%    $19,750     1.88%     $16,681       3.56%      $19,402     0.19%       $11,853
     12/31/1996    -2.15%    $19,324    -1.43%     $16,443      -2.74%      $18,870     0.00%       $11,853
     01/31/1997    -0.37%    $19,253     0.25%     $16,484      -0.40%      $18,793     0.32%       $11,891
     02/28/1997    -0.12%    $19,230    -0.06%     $16,474       0.01%      $18,796     0.31%       $11,928
     03/31/1997    -2.09%    $18,828    -1.28%     $16,263      -2.88%      $18,255     0.25%       $11,958
     04/30/1997     2.26%    $19,253     1.53%     $16,513       2.69%      $18,746     0.12%       $11,972
     05/31/1997     1.04%    $19,454     0.91%     $16,663       1.18%      $18,967    -0.06%       $11,965
     06/30/1997     1.48%    $19,742     1.08%     $16,843       1.77%      $19,304     0.12%       $11,979
     07/31/1997     4.73%    $20,676     3.07%     $17,360       5.68%      $20,399     0.12%       $11,994
     08/31/1997    -2.26%    $20,209    -1.23%     $17,147      -2.96%      $19,794     0.19%       $12,017
     09/30/1997     2.31%    $20,676     1.52%     $17,409       2.89%      $20,366     0.25%       $12,047
     10/31/1997     2.50%    $21,193     1.76%     $17,715       3.12%      $21,001     0.25%       $12,077
     11/30/1997     0.12%    $21,219     0.00%     $17,716       0.51%      $21,107    -0.06%       $12,069
     12/31/1997     1.43%    $21,522     1.17%     $17,923       1.95%      $21,520    -0.12%       $12,055
     01/31/1998     2.17%    $21,989     1.83%     $18,251       2.07%      $21,966     0.19%       $12,078
     02/28/1998    -0.57%    $21,862    -0.42%     $18,174      -0.59%      $21,836     0.19%       $12,101
     03/31/1998     0.12%    $21,888     0.17%     $18,206       0.06%      $21,848     0.19%       $12,124
     04/30/1998     0.35%    $21,963     0.43%     $18,283       0.35%      $21,925     0.18%       $12,146
     05/31/1998     1.55%    $22,304     0.82%     $18,434       1.59%      $22,274     0.18%       $12,168
     06/30/1998     1.18%    $22,566     0.83%     $18,588       1.82%      $22,678     0.12%       $12,182
     07/31/1998     0.00%    $22,566     0.23%     $18,630       0.11%      $22,703     0.12%       $12,197
     08/31/1998     3.57%    $23,372     3.23%     $19,232       5.03%      $23,844     0.12%       $12,211
     09/30/1998     4.26%    $24,368     3.43%     $19,891       5.44%      $25,141     0.12%       $12,226
     10/31/1998    -0.50%    $24,246    -0.16%     $19,859      -1.81%      $24,687     0.24%       $12,255
     11/30/1998    -0.73%    $24,068    -0.73%     $19,715       0.36%      $24,776     0.00%       $12,255
     12/31/1998     0.62%    $24,218     0.53%     $19,820       0.34%      $24,860    -0.06%       $12,248
     01/31/1999     0.39%    $24,313     0.93%     $20,004       0.71%      $25,036     0.24%       $12,277
     02/28/1999    -3.71%    $23,411    -3.00%     $19,404      -5.43%      $23,677     0.12%       $12,292
     03/31/1999     0.58%    $23,546     0.62%     $19,524      -0.08%      $23,658     0.30%       $12,329
     04/30/1999     0.23%    $23,601     0.39%     $19,600       0.63%      $23,807     0.73%       $12,419
     05/31/1999    -2.20%    $23,081    -1.61%     $19,284      -2.88%      $23,123     0.00%       $12,419
     06/30/1999    -0.30%    $23,012     0.07%     $19,297      -0.54%      $22,998     0.00%       $12,419
     07/31/1999    -0.28%    $22,948    -0.59%     $19,184      -1.52%      $22,648     0.30%       $12,456
     08/31/1999    -0.51%    $22,831     0.08%     $19,199      -0.24%      $22,595     0.24%       $12,486
     09/30/1999     1.16%    $23,096     1.07%     $19,404       1.19%      $22,862     0.48%       $12,546
     10/31/1999    -0.25%    $23,038    -0.01%     $19,402      -0.16%      $22,825     0.18%       $12,569
     11/30/1999    -0.25%    $22,980    -0.17%     $19,369      -0.69%      $22,668     0.06%       $12,576
     12/31/1999    -0.82%    $22,792    -0.75%     $19,224      -1.67%      $22,289     0.00%       $12,576
     01/31/2000    -0.41%    $22,698    -0.50%     $19,127       0.71%      $22,447     0.30%       $12,614
     02/29/2000     0.69%    $22,855     0.98%     $19,315       1.88%      $22,869     0.59%       $12,688
     03/31/2000     1.72%    $23,248     2.16%     $19,732       3.98%      $23,779     0.82%       $12,792
     04/30/2000    -0.49%    $23,134    -0.41%     $19,651      -0.86%      $23,574     0.06%       $12,800
     05/31/2000    -0.21%    $23,086     0.49%     $19,748       0.11%      $23,600     0.12%       $12,815
     06/30/2000     2.59%    $23,683     2.50%     $20,241       3.36%      $24,393     0.52%       $12,882
     07/31/2000     0.48%    $23,797     0.54%     $20,351       0.73%      $24,571     0.23%       $12,912
     08/31/2000     1.49%    $24,152     1.45%     $20,646       2.83%      $25,267     0.00%       $12,912
     09/30/2000     0.67%    $24,314     1.01%     $20,854      -0.54%      $25,130     0.52%       $12,979
     10/31/2000     0.93%    $24,540     0.88%     $21,038       1.88%      $25,603     0.17%       $13,001
     11/30/2000     2.11%    $25,057     2.33%     $21,528       3.82%      $26,581     0.06%       $13,009
     12/31/2000     2.39%    $25,657     2.17%     $21,995       3.52%      $27,517    -0.06%       $13,001

*Sources: Merrill Lynch; Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

                             Past performance does not guarantee future results.

Franklin Zero Coupon 2005 Fund - Class 1

   The graph shows the Merrill Lynch Zero Coupon 5- and 10-Year Bond Total Return Indexes, reflecting the portfolio's changing composition as it moves toward its 2005 target date. Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                             89
Page

Franklin Zero Coupon 2010 Fund - Class 1

   The graph shows the Merrill Lynch Zero Coupon 10- and 20-Year Bond Total Return Indexes, reflecting the portfolio's changing composition as it moves toward its 2010 target date. Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results. Past expense reductions by the manager increased returns.

                     Franklin Zero Coupon 2010 Fund - Class 1
                              Periods ended 12/31/00
                                                                          Since
                                                                       Inception
                                  1-Year      5-Year       10-Year     (3/14/89)
----------------------------------------------------------------------------------
 Average Annual Total Return    +18.72%     +6.23%       +11.07%       +10.75%
 Cumulative Total Return        +18.72%    +35.27%      +185.80%      +233.71%

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin Zero Coupon 2010 Fund - Class 1 and the Merrill Lynch Zero Coupon 10-Year and 20-Year Bond Total Return Indexes, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

The following line graph compares the performance of the Franklin Zero Coupon 2010 Fund - Class 1 to the Merrill Lynch 10-Year Zero Coupon Bond Index*, to the Merrill Lynch 20-Year Zero Coupon Bond Index* and to the Consumer Price Index* based on a $10,000 investment from 1/1/91 to 12/31/00.

Date             Franklin Zero         Merrill Lynch 10-       Merrill Lynch 20-      CPI
                 Coupon Fund -         Year Zero Coupon        Year Zero Coupon
                 2010 - Class 1        Bond Index              Bond Index
                --------------------------------------------------------------------------------------------
     01/01/1991               $10,000               $10,000                $10,000                 $10,000
     01/31/1991     1.51%     $10,151    1.01%      $10,101     2.05%      $10,205    0.60%        $10,060
     02/28/1991    -0.35%     $10,116    0.13%      $10,114    -0.90%      $10,113    0.15%        $10,075
     03/31/1991    -1.23%      $9,991    0.71%      $10,186     0.73%      $10,186    0.15%        $10,090
     04/30/1991     2.40%     $10,231    1.63%      $10,352     1.81%      $10,371    0.15%        $10,105
     05/31/1991    -2.17%     $10,009   -0.12%      $10,339    -1.15%      $10,251    0.30%        $10,136
     06/30/1991    -2.35%      $9,774   -0.70%      $10,267    -2.01%      $10,046    0.29%        $10,165
     07/31/1991     1.82%      $9,951    1.76%      $10,448     2.09%      $10,256    0.15%        $10,180
     08/31/1991     6.39%     $10,587    3.97%      $10,863     5.90%      $10,862    0.29%        $10,210
     09/30/1991     5.65%     $11,186    3.44%      $11,236     5.16%      $11,423    0.44%        $10,255
     10/31/1991    -1.51%     $11,017    0.48%      $11,290    -1.57%      $11,243    0.15%        $10,270
     11/30/1991    -0.93%     $10,915    1.41%      $11,449     0.83%      $11,337    0.29%        $10,300
     12/31/1991     7.88%     $11,775    5.47%      $12,076     8.08%      $12,252    0.07%        $10,307
     01/31/1992    -3.65%     $11,345   -4.18%      $11,571    -4.35%      $11,719    0.15%        $10,323
     02/29/1992     0.33%     $11,382    0.60%      $11,641     0.45%      $11,771    0.36%        $10,360
     03/31/1992    -0.41%     $11,335   -1.29%      $11,491    -1.62%      $11,581    0.51%        $10,413
     04/30/1992    -1.40%     $11,176   -0.42%      $11,443    -1.81%      $11,371    0.14%        $10,427
     05/31/1992     5.44%     $11,784    2.91%      $11,777     4.23%      $11,852    0.14%        $10,442
     06/30/1992     0.12%     $11,798    2.34%      $12,053     0.28%      $11,886    0.36%        $10,479
     07/31/1992     5.97%     $12,503    4.63%      $12,611     6.73%      $12,685    0.21%        $10,501
     08/31/1992     0.56%     $12,572    1.13%      $12,754    -0.33%      $12,643    0.28%        $10,531
     09/30/1992     1.66%     $12,781    3.10%      $13,149     0.84%      $12,748    0.28%        $10,560
     10/31/1992    -3.65%     $12,314   -2.91%      $12,766    -2.08%      $12,483    0.35%        $10,597
     11/30/1992     2.74%     $12,652   -0.09%      $12,755     2.34%      $12,775    0.14%        $10,612
     12/31/1992     4.71%     $13,247    3.46%      $13,196     4.24%      $13,317   -0.07%        $10,605
     01/31/1993     2.10%     $13,525    3.99%      $13,723     3.29%      $13,755    0.49%        $10,657
     02/28/1993     5.80%     $14,309    3.91%      $14,260     6.15%      $14,601    0.35%        $10,694
     03/31/1993     2.08%     $14,606    0.28%      $14,300    -0.70%      $14,498    0.35%        $10,731
     04/30/1993    -1.02%     $14,457    1.40%      $14,500     1.23%      $14,676    0.28%        $10,761
     05/31/1993     0.62%     $14,547   -0.55%      $14,420     0.97%      $14,819    0.14%        $10,776
     06/30/1993     6.32%     $15,465    5.49%      $15,212     7.84%      $15,980    0.14%        $10,791
     07/31/1993     3.36%     $15,985    0.82%      $15,337     4.37%      $16,679    0.00%        $10,791
     08/31/1993     5.11%     $16,801    3.82%      $15,923     6.44%      $17,754    0.28%        $10,822
     09/30/1993     0.82%     $16,939    1.19%      $16,113    -0.32%      $17,697    0.21%        $10,844
     10/31/1993     1.94%     $17,267    0.42%      $16,181     1.83%      $18,022    0.41%        $10,889
     11/30/1993    -4.11%     $16,557   -3.33%      $15,641    -4.02%      $17,296    0.07%        $10,897
     12/31/1993     0.38%     $16,621    0.88%      $15,779    -0.35%      $17,236    0.00%        $10,897
     01/31/1994     4.02%     $17,289    2.92%      $16,240     4.00%      $17,925    0.27%        $10,926
     02/28/1994    -6.93%     $16,091   -4.77%      $15,465    -6.86%      $16,695    0.34%        $10,963
     03/31/1994    -5.99%     $15,126   -5.14%      $14,670    -6.29%      $15,644    0.34%        $11,000
     04/30/1994    -1.68%     $14,872   -1.57%      $14,441    -2.58%      $15,241    0.14%        $11,016
     05/31/1994    -1.57%     $14,639   -0.50%      $14,368    -3.06%      $14,774    0.07%        $11,023
     06/30/1994    -1.29%     $14,450   -0.75%      $14,261    -1.59%      $14,539    0.34%        $11,061
     07/31/1994     5.19%     $15,200    2.87%      $14,669     6.34%      $15,461    0.27%        $11,091
     08/31/1994    -2.02%     $14,893    0.17%      $14,694    -3.03%      $14,993    0.40%        $11,135
     09/30/1994    -4.65%     $14,200   -3.60%      $14,165    -5.62%      $14,150    0.27%        $11,165
     10/31/1994    -0.68%     $14,104   -0.73%      $14,061    -0.58%      $14,068    0.07%        $11,173
     11/30/1994     1.77%     $14,354    0.48%      $14,128     2.44%      $14,411    0.13%        $11,188
     12/31/1994     3.09%     $14,797    1.74%      $14,373     3.71%      $14,946    0.00%        $11,188
     01/31/1995     2.61%     $15,183    2.64%      $14,753     3.85%      $15,522    0.40%        $11,232
     02/28/1995     2.99%     $15,638    3.85%      $15,322     3.14%      $16,010    0.40%        $11,277
     03/31/1995     1.02%     $15,797    0.69%      $15,428     1.24%      $16,208    0.33%        $11,314
     04/30/1995     2.73%     $16,229    1.95%      $15,729     2.21%      $16,567    0.33%        $11,352
     05/31/1995    12.39%     $18,240    8.38%      $17,047    14.50%      $18,970    0.20%        $11,375
     06/30/1995     0.49%     $18,330    1.32%      $17,271     1.35%      $19,226    0.20%        $11,397
     07/31/1995    -2.62%     $17,849   -1.65%      $16,986    -2.82%      $18,683    0.00%        $11,397
     08/31/1995     2.95%     $18,376    1.98%      $17,322     3.95%      $19,422    0.26%        $11,427
     09/30/1995     2.42%     $18,822    1.65%      $17,607     2.90%      $19,984    0.20%        $11,450
     10/31/1995     4.67%     $19,700    2.53%      $18,053     5.56%      $21,095    0.33%        $11,488
     11/30/1995     3.39%     $20,368    3.06%      $18,605     3.76%      $21,888   -0.07%        $11,480
     12/31/1995     3.74%     $21,129    2.44%      $19,060     4.64%      $22,903   -0.07%        $11,471
     01/31/1996    -0.22%     $21,082    0.21%      $19,100    -0.96%      $22,683    0.59%        $11,539
     02/29/1996    -7.67%     $19,466   -4.75%      $18,192    -9.22%      $20,592    0.32%        $11,576
     03/31/1996    -2.41%     $18,997   -1.92%      $17,842    -3.82%      $19,806    0.52%        $11,636
     04/30/1996    -2.65%     $18,494   -2.35%      $17,422    -3.62%      $19,088    0.39%        $11,682
     05/31/1996    -0.95%     $18,318   -0.64%      $17,311     0.01%      $19,091    0.19%        $11,704
     06/30/1996     3.08%     $18,882    2.24%      $17,699     3.48%      $19,755    0.06%        $11,711
     07/31/1996    -0.20%     $18,844   -0.03%      $17,694    -0.26%      $19,704    0.19%        $11,733
     08/31/1996    -2.21%     $18,428   -1.08%      $17,503    -3.31%      $19,052    0.19%        $11,755
     09/30/1996     4.04%     $19,173    2.97%      $18,023     4.98%      $20,001    0.32%        $11,793
     10/31/1996     5.60%     $20,245    3.95%      $18,736     6.58%      $21,317    0.32%        $11,831
     11/30/1996     4.61%     $21,179    3.56%      $19,402     6.20%      $22,639    0.19%        $11,853
     12/31/1996    -2.92%     $20,561   -2.74%      $18,870    -4.62%      $21,592    0.00%        $11,853
     01/31/1997    -1.47%     $20,258   -0.40%      $18,793    -1.81%      $21,200    0.32%        $11,891
     02/28/1997    -0.19%     $20,220    0.01%      $18,796    -0.26%      $21,145    0.31%        $11,928
     03/31/1997    -3.00%     $19,614   -2.88%      $18,255    -4.70%      $20,150    0.25%        $11,958
     04/30/1997     3.22%     $20,245    2.69%      $18,746     4.08%      $20,972    0.12%        $11,972
     05/31/1997     1.25%     $20,498    1.18%      $18,967     1.29%      $21,243   -0.06%        $11,965
     06/30/1997     2.17%     $20,943    1.77%      $19,304     3.29%      $21,941    0.12%        $11,979
     07/31/1997     7.70%     $22,556    5.68%      $20,399    11.42%      $24,448    0.12%        $11,994
     08/31/1997    -4.11%     $21,629   -2.96%      $19,794    -5.72%      $23,048    0.19%        $12,017
     09/30/1997     3.67%     $22,422    2.89%      $20,366     5.17%      $24,240    0.25%        $12,047
     10/31/1997     3.90%     $23,296    3.12%      $21,001     5.98%      $25,689    0.25%        $12,077
     11/30/1997     0.81%     $23,484    0.51%      $21,107     2.82%      $26,413   -0.06%        $12,069
     12/31/1997     2.06%     $23,968    1.95%      $21,520     2.73%      $27,133   -0.12%        $12,055
     01/31/1998     2.47%     $24,559    2.07%      $21,966     2.28%      $27,750    0.19%        $12,078
     02/28/1998    -0.93%     $24,331   -0.59%      $21,836    -1.51%      $27,333    0.19%        $12,101
     03/31/1998     0.06%     $24,344    0.06%      $21,848     0.50%      $27,470    0.19%        $12,124
     04/30/1998     0.22%     $24,398    0.35%      $21,925    -0.02%      $27,465    0.18%        $12,146
     05/31/1998     2.37%     $24,976    1.59%      $22,274     3.22%      $28,349    0.18%        $12,168
     06/30/1998     2.39%     $25,573    1.82%      $22,678     4.29%      $29,567    0.12%        $12,182
     07/31/1998    -0.51%     $25,443    0.11%      $22,703    -1.47%      $29,131    0.12%        $12,197
     08/31/1998     4.98%     $26,710    5.03%      $23,844     6.69%      $31,080    0.12%        $12,211
     09/30/1998     5.07%     $28,064    5.44%      $25,141     3.02%      $32,017    0.12%        $12,226
     10/31/1998    -2.51%     $27,358   -1.81%      $24,687    -4.13%      $30,694    0.24%        $12,255
     11/30/1998     0.37%     $27,459    0.36%      $24,776     3.84%      $31,874    0.00%        $12,255
     12/31/1998    -0.10%     $27,430    0.34%      $24,860    -1.27%      $31,469   -0.06%        $12,248
     01/31/1999     0.58%     $27,589    0.71%      $25,036     1.29%      $31,876    0.24%        $12,277
     02/28/1999    -5.74%     $26,006   -5.43%      $23,677    -7.90%      $29,359    0.12%        $12,292
     03/31/1999     0.22%     $26,063   -0.08%      $23,658    -1.11%      $29,033    0.30%        $12,329
     04/30/1999     0.11%     $26,092    0.63%      $23,807     0.24%      $29,101    0.73%        $12,419
     05/31/1999    -3.09%     $25,285   -2.88%      $23,123    -2.32%      $28,424    0.00%        $12,419
     06/30/1999    -1.08%     $25,012   -0.54%      $22,998    -2.50%      $27,715    0.00%        $12,419
     07/31/1999    -0.54%     $24,877   -1.52%      $22,648    -1.48%      $27,305    0.30%        $12,456
     08/31/1999    -1.15%     $24,591   -0.24%      $22,595    -1.01%      $27,029    0.24%        $12,486
     09/30/1999     1.22%     $24,891    1.19%      $22,862     0.44%      $27,147    0.48%        $12,546
     10/31/1999    -0.95%     $24,655   -0.16%      $22,825     0.04%      $27,159    0.18%        $12,569
     11/30/1999    -0.58%     $24,512   -0.69%      $22,668    -0.80%      $26,941    0.06%        $12,576
     12/31/1999    -1.79%     $24,073   -1.67%      $22,289    -3.24%      $26,069    0.00%        $12,576
     01/31/2000     1.98%     $24,550    0.71%      $22,447     5.14%      $27,409    0.30%        $12,614
     02/29/2000     1.11%     $24,822    1.88%      $22,869     6.83%      $29,281    0.59%        $12,688
     03/31/2000     2.12%     $25,348    3.98%      $23,779     5.59%      $30,918    0.82%        $12,792
     04/30/2000    -2.02%     $24,836   -0.86%      $23,574    -1.73%      $30,383    0.06%        $12,800
     05/31/2000    -0.91%     $24,610    0.11%      $23,600    -2.03%      $29,766    0.12%        $12,815
     06/30/2000     3.38%     $25,442    3.36%      $24,393     2.86%      $30,618    0.52%        $12,882
     07/31/2000     0.82%     $25,651    0.73%      $24,571     3.94%      $31,824    0.23%        $12,912
     08/31/2000     2.77%     $26,361    2.83%      $25,267     2.79%      $32,712    0.00%        $12,912
     09/30/2000    -0.53%     $26,222   -0.54%      $25,130    -3.84%      $31,456    0.52%        $12,979
     10/31/2000     2.05%     $26,759    1.88%      $25,603     3.27%      $32,484    0.17%        $13,001
     11/30/2000     3.37%     $27,661    3.82%      $26,581     4.27%      $33,872    0.06%        $13,009
     12/31/2000     3.32%     $28,580    3.52%      $27,517     3.05%      $34,905   -0.06%        $13,001

*Sources: Merrill Lynch; Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

90
Page

                                          MUTUAL DISCOVERY SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Mutual Discovery Securities Fund seeks capital appreciation. Using a value-driven approach, the Fund invests primarily in U.S. and foreign equity securities. Investments include undervalued stocks, restructuring companies and distressed companies. The Fund may also invest a significant portion in small capitalization companies.
--------------------------------------------------------------------------------

The year 2000 saw huge swings in stock prices and investor emotions. In the first quarter, "new economy" stock prices soared, as it appeared such companies had overtaken "old economy" companies. The mania reached its zenith in March with stock prices at levels that we felt only the most optimistic scenarios far into the future could justify. Holders of more traditional company stocks sold their shares and bought new economy stocks, apparently seeking this seemingly inevitable path to instant wealth. However, by December 31, 2000, the Nasdaq Composite Index, representing the tech-heavy new economy, lost more than 50% of its value from its March peak, stranding the vast majority of new economy investors.(1)

Mutual Discovery Securities Fund produced positive results in 2000 despite weak markets around the world, as we continually focused on the fundamentals of individual, undervalued special situations in our global search to identify and purchase compelling opportunities. We kept our discipline by buying securities we understood, as the market volatility provided us with ample opportunities to accumulate what we believed to be attractively priced issues. Preserving capital and growing the principal are our objectives, while careful attention to minimizing risk drives our investment process. Ideally an investment simultaneously has significant upside with little risk for loss, which over time can produce excellent risk-adjusted returns to our shareholders.

In our opinion, there is no substitute for doing the hard work of determining a company's worth, which is why we examine businesses rigorously seeking a reasonably accurate assessment. Although our distinctive investment philosophy of buying undervalued stocks and investing in arbitrage and bankruptcy goes in and out of style, our approach may be relevant and pertinent for those investors seeking long-term, low-risk appreciation.

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

This horizontal bar chart shows the geographic distribution as a percentage of total net assets on 12/31/00 for Mutual Discovery Securities Fund.

U.S.                               27.4%
U.K.                                9.3%
France                              8.8%
Sweden                              6.4%
Switzerland                         4.3%
Canada                              2.8%
Irish Republic                      2.5%
Spain                               2.5%
Belgium                             1.7%
Netherlands                         1.5%
Other Countries                     4.7%
Fixed-Income Securities             5.3%
Government Agencies
& Other Net Assets                 22.8%

                                                                             91
Page

Top 10 Holdings
Mutual Discovery Securities Fund
12/31/00

 Company                      % of Total
 Industry, Country            Net Assets
----------------------------------------
   Lagardere SCA                2.5%
   Media, France

   Investor AB                  2.4%
   Diversified Financials,
   Sweden

   Suez Lyonnaise
   Des Eaux SA                  2.3%
   Multi-Utilities, France

   Railtrack Group PLC          2.0%
   Road & Rail, U.K.

   Irish Life &
   Permanent PLC                1.7%
   Diversified Financials,
   Irish Republic

   Vinci SA                     1.6%
   Construction &
   Engineering, France

   Sulzer AG                    1.5%
   Machinery, Switzerland

   Brown-Forman Corp.           1.3%
   Beverages, U.S.

   Washington Post Co., B       1.2%
   Media, U.S.

   Federated Department
   Stores Inc.                  1.2%
   Multiline Retail, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Companies undergoing corporate change or restructuring often offer fertile ground to explore for undiscovered gems. Lagardere, a French media enterprise, is one such company, which transformed from a diverse, unfocused, industrial conglomerate to a more streamlined entity. The French investment community seemed to ignore the company as too complex to bother with analyzing, and indeed, dissecting the company's structure was arduous and time-consuming. However, upon investigation, we learned that Lagardere was committed to growing their asset values and divesting their lower-margin non-core industrial activities, and we purchased shares at a very large discount to our estimate of intrinsic value. Earlier in 2000, enthusiasm for media assets reached a frenzied pitch, and we substantially reduced our holdings in Lagardere as the shares traded at our intrinsic value. Yet, when the share price declined as investor optimism for media stocks faded, we bought the stock again at what we felt was a significant discount.

Another restructuring situation and a major positive contributor to the Fund's performance during the period was pharmaceutical company Aventis, the merger of Rhone-Poulenc and Hoechst. The potential cost savings and increased management focus on producing results for shareholders combined to deliver an excellent investment in our opinion. Unfortunately, not every investment works out well. Invensys, a British engineering and machinery manufacturer, was a disappointment as management made an acquisition that has not worked well, in their attempt to diversify their income stream.

As the Federal Reserve Board raised rates and the global economy's growth rate began to slow, many companies sought to obtain growth through acquisitions, benefiting the Fund's results. International Flavors and Fragrances acquired one of our long-held positions, chemical company Bush Boake Allen (BBA). BBA is an excellent example of our approach. The company had a debt-free balance sheet and traded at a material discount to other companies in the industry. Additionally, their largest shareholder, holding 69% of the outstanding shares, appeared willing to sell the company. Over time, we accumulated the shares at cheap prices. The eventual buyout occurred at a price that yielded approximately a 20% compounded rate of return. Additionally, General Electric bid for Honeywell, a Fund-owned stock, during the year under review. This is a substantial and complicated transaction, which may prove to be rewarding as we pick our levels to participate.

92
Page

Our other principal area of activity is bankruptcy and distressed debt trading. We primarily focus on the debt of companies that have real businesses but deteriorating fundamentals. Our work concentrates on the underlying business value compared to the debt's market price. If the debt trades at a substantial discount to our estimate of business value, then we generally become interested.

In our opinion, there appears to be a wall of bad debt looming on the horizon, with the high yield market in disarray and high yield bond spreads to Treasuries at a historically wide margin. Several years ago, the appetite for new issues was almost insatiable; today there is scant interest in such bonds. Ironically, we often find little value when Wall Street is obsessed with an area, but when the interest fades usually there are opportunities. Thus, the Fund increased its commitment to distressed fixed income obligations in the last few months of 2000. Several major companies including Xerox recently had severe declines in their bond prices, representing attractive entry points in our view. Although it may seem counterintuitive, we are excited by the prospects of increased bankruptcies, defaults and financial distress globally.

As soon as there are clouds on a company's horizon, Wall Street often sells first and asks questions later. This sentiment provided Mutual Discovery Securities Fund with several opportunities in 2000. Brown-Forman is one such example. The company distills Jack Daniels and Southern Comfort, produces various wines and sells consumer durables such as Hartman Luggage. During the peak in the "new economy" mania, many investors were selling solid companies such as Brown-Forman to pay for these market darlings. The company was trading at a fraction of private market value at this time, with globally growing brands and increasing cash flow and earnings. Its management has a history of treating all shareholders well, an outstanding long-term track record of creating wealth and the majority of their net worth invested in the company. Brown-Forman seemed a classic opportunity, and we bought the stock at some of its lowest levels in 2000.

As media companies went out of favor on Wall Street, it provided us with an opportunity to accumulate shares in USA Networks. The company owns its namesake cable channel, the SCI FI channel and the Home Shopping Network. In our analysis, the intrinsic value far exceeds the current price with a debt free balance sheet, and CEO Barry Diller has an excellent record of creating value for shareholders.

Top 10 Industries
Mutual Discovery
Securities Fund
Based on Equity Securities
12/31/00
                                 % of Total
                                 Net Assets
-------------------------------------------
   Media                          12.2%

   Diversified Financials          8.5%

   Insurance                       4.6%

   Beverages                       3.4%

   Commercial Services &           3.2%
   Supplies

   Oil & Gas                       3.1%

   Tobacco                         3.1%

   Road & Rail                     3.0%

   Construction &                  2.8%
   Engineering

   Paper & Forest Products         2.7%

                                                                             93
Page

We also look for companies misunderstood by investors. Fund holding Syngenta, a chemical company spun off from Novartis and Zeneca, specializes in agrochemicals with primary activities in crop protection and seed development. Investors initially seemed to ignore the shares as being too slow growing. Yet, we examined their business plan and determined significant potential for improving margins and focus.

Shareholder activism is another device in our toolbox. In our investment approach, we think and act like owners. When a management team, in our opinion, is taking a path not in the interests of unlocking shareholder value, we willingly provide our opinions. Often, these are private conversations, but at times we find it necessary to be public about our thoughts. We are a shareholder in Sulzer, a Swiss machinery company that controls 74% of Sulzer Medica, a listed medical products company. Sulzer management proposed selling off part of its core business and buying the rest of Sulzer Medica at a premium. We wrote a letter to management and spoke with the press to object to this financial maneuver, which in our opinion would have been earnings dilutive because it involved issuing cheap Sulzer stock for very expensive Medica shares. Ultimately, management abandoned their original plan and adopted several of our suggestions.

Looking ahead, we believe Mutual Discovery Securities Fund is well-positioned to capitalize on any changes that may lie ahead. We expect more merger and acquisition activity in the coming year as the market continues to inefficiently price whole companies in our opinion. Our distinctive approach of identifying, purchasing and at times helping realize value should provide excellent risk-adjusted returns in the years ahead.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

94
Page

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Mutual Discovery Securities Fund - Class 1
Periods ended 12/31/00
                                                                      Since
                                                                    Inception
                                            1-Year     3-Year       (11/8/96)
-----------------------------------------------------------------------------
 Average Annual Total Return             +10.45%        +9.10%       +11.69%
 Cumulative Total Return                 +10.45%       +29.86%       +58.11%
 Value of $10,000 Investment             $11,045       $12,986       $15,811

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (11/8/96-12/31/00)

The graph compares the performance of Mutual Discovery Securities Fund - Class 1, the Standard & Poor's 500 Index and the Russell 2000 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Mutual Discovery Securities Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500* and the Russell 2000 Index* from 11/8/96-12/31/00.

                    Mutual Discovery Securities             S&P 500              Russell 2000
                                 Fund - Class I                                     Index
                  -----------------------------------------------------------------------------
      11/08/1996           $10,000                          $10,000                    $10,000
      11/30/1996           $10,140        5.54%             $10,554       3.02%        $10,302
      12/31/1996           $10,200       -1.98%             $10,345       2.62%        $10,572
      01/31/1997           $10,660        6.25%             $10,992       2.00%        $10,783
      02/28/1997           $10,790        0.78%             $11,078      -2.42%        $10,523
      03/31/1997           $10,690       -4.11%             $10,622      -4.72%        $10,026
      04/30/1997           $10,630        5.97%             $11,257       0.28%        $10,054
      05/31/1997           $10,910        6.09%             $11,942      11.12%        $11,172
      06/30/1997           $11,325        4.48%             $12,477       4.29%        $11,651
      07/31/1997           $11,735        7.96%             $13,470       4.65%        $12,193
      08/31/1997           $11,715       -5.60%             $12,716       2.29%        $12,472
      09/30/1997           $12,356        5.48%             $13,413       7.32%        $13,385
      10/31/1997           $11,975       -3.34%             $12,965      -4.39%        $12,798
      11/30/1997           $12,025        4.63%             $13,565      -0.65%        $12,714
      12/31/1997           $12,175        1.72%             $13,798       1.75%        $12,937
      01/31/1998           $12,155        1.11%             $13,952      -1.58%        $12,732
      02/28/1998           $12,796        7.21%             $14,958       7.39%        $13,673
      03/31/1998           $13,496        5.12%             $15,723       4.12%        $14,237
      04/30/1998           $13,756        1.01%             $15,882       0.55%        $14,315
      05/31/1998           $13,896       -1.72%             $15,609      -5.39%        $13,543
      06/30/1998           $13,483        4.06%             $16,243       0.21%        $13,572
      07/31/1998           $12,971       -1.07%             $16,069      -8.10%        $12,473
      08/31/1998           $11,127      -14.46%             $13,745     -19.42%        $10,050
      09/30/1998           $10,655        6.41%             $14,626       7.83%        $10,837
      10/31/1998           $10,922        8.13%             $15,816       4.08%        $11,280
      11/30/1998           $11,485        6.06%             $16,774       5.24%        $11,871
      12/31/1998           $11,567        5.76%             $17,740       6.19%        $12,605
      01/31/1999           $11,629        4.18%             $18,482       1.33%        $12,773
      02/28/1999           $11,454       -3.11%             $17,907      -8.10%        $11,738
      03/31/1999           $11,803        4.00%             $18,623       1.56%        $11,922
      04/30/1999           $12,540        3.87%             $19,344       8.96%        $12,990
      05/31/1999           $12,510       -2.36%             $18,887       1.46%        $13,179
      06/30/1999           $12,961        5.55%             $19,936       4.52%        $13,775
      07/31/1999           $12,786       -3.12%             $19,314      -2.74%        $13,398
      08/31/1999           $12,638       -0.50%             $19,217      -3.70%        $12,902
      09/30/1999           $12,501       -2.74%             $18,691       0.02%        $12,904
      10/31/1999           $12,733        6.33%             $19,874       0.41%        $12,957
      11/30/1999           $13,419        2.03%             $20,277       5.97%        $13,731
      12/31/1999           $14,316        5.89%             $21,471      11.32%        $15,285
      01/31/2000           $14,284       -5.02%             $20,394      -1.61%        $15,039
      02/29/2000           $14,791       -1.89%             $20,008      16.51%        $17,522
      03/31/2000           $15,361        9.78%             $21,965      -6.59%        $16,367
      04/30/2000           $15,204       -3.01%             $21,304      -6.02%        $15,382
      05/31/2000           $15,236       -2.05%             $20,867      -5.83%        $14,485
      06/30/2000           $15,268        2.46%             $21,380       8.72%        $15,748
      07/31/2000           $15,355       -1.56%             $21,047      -3.22%        $15,241
      08/31/2000           $15,800        6.21%             $22,354       7.63%        $16,404
      09/30/2000           $15,540       -5.28%             $21,174      -2.94%        $15,922
      10/31/2000           $15,659       -0.42%             $21,085      -4.46%        $15,212
      11/30/2000           $15,355       -7.88%             $19,423     -10.27%        $13,650
      12/31/2000           $15,811        0.49%             $19,518       8.59%        $14,822

*Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

                           Past performance does not guarantee future results.

Mutual Discovery Securities Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                             95
Page

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Mutual Discovery Securities Fund - Class 2*
Periods ended 12/31/00
                                                                                 Since     Since Class 2
                                                                             Inception      Inception
                                                    1-Year        3-Year     (11/8/96)       (1/6/99)
                                              -------------- ------------ -------------- ---------------
 Average Annual Total Return                     +10.21%         +8.94%      +11.57%         +14.98%
 Cumulative Total Return                         +10.21%        +29.30%      +57.43%         +31.90%
 Value of $10,000 Investment                     $11,021        $12,930      $15,743         $13,190

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (11/8/96-12/31/00)

The graph compares the performance of Mutual Discovery Securities Fund - Class 2*, the Standard & Poor's 500 Index and the Russell 2000 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Mutual Discovery Securities Fund - Class 2*, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500** and the Russell 2000 Index** from 11/8/96-12/31/00.

                   Mutual Discovery Securities Fund          S&P 500                Russell
                                         - Class II                                    2000
                                                                                      Index
                 ---------------------------------------------------------------------------
      11/08/1996                 $10,000                     $10,000                $10,000
      11/30/1996                 $10,140      5.54%          $10,554      3.02%     $10,302
      12/31/1996                 $10,200     -1.98%          $10,345      2.62%     $10,572
      01/31/1997                 $10,660      6.25%          $10,992      2.00%     $10,783
      02/28/1997                 $10,790      0.78%          $11,078     -2.42%     $10,523
      03/31/1997                 $10,690     -4.11%          $10,622     -4.72%     $10,026
      04/30/1997                 $10,630      5.97%          $11,257      0.28%     $10,054
      05/31/1997                 $10,910      6.09%          $11,942     11.12%     $11,172
      06/30/1997                 $11,325      4.48%          $12,477      4.29%     $11,651
      07/31/1997                 $11,735      7.96%          $13,470      4.65%     $12,193
      08/31/1997                 $11,715     -5.60%          $12,716      2.29%     $12,472
      09/30/1997                 $12,356      5.48%          $13,413      7.32%     $13,385
      10/31/1997                 $11,975     -3.34%          $12,965     -4.39%     $12,798
      11/30/1997                 $12,025      4.63%          $13,565     -0.65%     $12,714
      12/31/1997                 $12,175      1.72%          $13,798      1.75%     $12,937
      01/31/1998                 $12,155      1.11%          $13,952     -1.58%     $12,732
      02/28/1998                 $12,796      7.21%          $14,958      7.39%     $13,673
      03/31/1998                 $13,496      5.12%          $15,723      4.12%     $14,237
      04/30/1998                 $13,756      1.01%          $15,882      0.55%     $14,315
      05/31/1998                 $13,896     -1.72%          $15,609     -5.39%     $13,543
      06/30/1998                 $13,483      4.06%          $16,243      0.21%     $13,572
      07/31/1998                 $12,971     -1.07%          $16,069     -8.10%     $12,473
      08/31/1998                 $11,127    -14.46%          $13,745    -19.42%     $10,050
      09/30/1998                 $10,655      6.41%          $14,626      7.83%     $10,837
      10/31/1998                 $10,922      8.13%          $15,816      4.08%     $11,280
      11/30/1998                 $11,485      6.06%          $16,774      5.24%     $11,871
      12/31/1998                 $11,567      5.76%          $17,740      6.19%     $12,605
      01/31/1999                 $11,628      4.18%          $18,482      1.33%     $12,773
      02/28/1999                 $11,454     -3.11%          $17,907     -8.10%     $11,738
      03/31/1999                 $11,802      4.00%          $18,623      1.56%     $11,922
      04/30/1999                 $12,529      3.87%          $19,344      8.96%     $12,990
      05/31/1999                 $12,497     -2.36%          $18,887      1.46%     $13,179
      06/30/1999                 $12,949      5.55%          $19,936      4.52%     $13,775
      07/31/1999                 $12,774     -3.12%          $19,314     -2.74%     $13,398
      08/31/1999                 $12,626     -0.50%          $19,217     -3.70%     $12,902
      09/30/1999                 $12,478     -2.74%          $18,691      0.02%     $12,904
      10/31/1999                 $12,700      6.33%          $19,874      0.41%     $12,957
      11/30/1999                 $13,386      2.03%          $20,277      5.97%     $13,731
      12/31/1999                 $14,285      5.89%          $21,471     11.32%     $15,285
      01/31/2000                 $14,254     -5.02%          $20,394     -1.61%     $15,039
      02/29/2000                 $14,750     -1.89%          $20,008     16.51%     $17,522
      03/31/2000                 $15,319      9.78%          $21,965     -6.59%     $16,367
      04/30/2000                 $15,158     -3.01%          $21,304     -6.02%     $15,382
      05/31/2000                 $15,179     -2.05%          $20,867     -5.83%     $14,485
      06/30/2000                 $15,223      2.46%          $21,380      8.72%     $15,748
      07/31/2000                 $15,299     -1.56%          $21,047     -3.22%     $15,241
      08/31/2000                 $15,745      6.21%          $22,354      7.63%     $16,404
      09/30/2000                 $15,474     -5.28%          $21,174     -2.94%     $15,922
      10/31/2000                 $15,593     -0.42%          $21,085     -4.46%     $15,212
      11/30/2000                 $15,289     -7.88%          $19,423    -10.27%     $13,650
      12/31/2000                 $15,743      0.49%          $19,518      8.59%     $14,822



**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.
                          Past performance does not guarantee future results.

Mutual Discovery Securities Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

96

Page

                                             MUTUAL SHARES SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. Using a value-driven approach, the Fund invests primarily in U.S. equity securities. Investments include undervalued stocks, restructuring companies and distressed companies. The Fund may also invest a significant portion in small capitalization companies and a small portion in foreign securities.
--------------------------------------------------------------------------------

We are pleased to bring you this annual report for Mutual Shares Securities Fund, covering the 12 months ended December 31, 2000. The U.S. economy generally experienced strong growth during the first half of the period despite three Federal Reserve Board interest-rate hikes. The economy progressively cooled down during the second half of the year, however, reflecting weakening consumer demand, higher interest rates, a tight labor market, record fuel costs and a persistently strong dollar. U.S. and European equity markets experienced enormous volatility during the period.

Despite the Standard & Poor's 500 (S&P 500) Composite Index's volatility during the first three quarters of the year, the index ended the nine months virtually unchanged in value.(1) However, a combination of an increasing number of corporate earnings warnings, weakening economic data, and a contested presidential election process contributed to downward trending equity markets during the fourth quarter, with the S&P 500 reaching a 52-week low by mid-December. The markets seemed particularly unnerved by the many negative earnings surprises occurring among technology companies whose businesses were previously perceived to be impervious to a slowing economy. Investors' shaken confidence in technology stocks was evidenced by the Nasdaq Composite Index's more than 50% drop from its peak on March 10, 2000, through year-end.(1) Many dot-com stocks experienced an even more devastating loss in value of 90% or more.

Within this environment, Mutual Shares Securities Fund performed extremely favorably compared with its benchmarks, the S&P 500 Index, which declined 9.11%, and the Lipper VIP Growth & Income Funds Average, which increased only 1.07% during the same period.(1),(2) The Fund's outperformance relative to these indexes was largely due to our disciplined value and special situations approach. Our investment

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund summaries.
(2). Source: Lipper Inc. For an index description, please see the Index Definitions following the Fund summaries.

This horizontal bar chart shows the geographic distribution as a percentage of total net assets on 12/31/00 for Mutual Shares Securities Fund.

U.S.                               63.2%
U.K.                                3.0%
France                              2.2%
Sweden                              1.0%
Netherlands                         0.9%
Other Countries                     4.0%
Fixed-Income Securities             6.2%
Government Agencies
& Other Net Assets                 19.5%

                                                                             97
Page
Top 10 Holdings
Mutual Shares Securities Fund
12/31/00

 Company                        % of Total
 Industry, Country              Net Assets
------------------------------------------
   Federated Department
   Stores Inc.                      2.8%
   Multiline Retail, U.S.

   Washington Post Co.              2.2%
   Media, U.S.

   Telephone & Data
   Systems Inc.                     2.2%
   Diversified
   Telecommunication
   Services, U.S.

   May Department
   Stores Co.                       2.1%
   Multiline Retail, U.S.

   AT&T Corp.-Liberty
   Media Group, A                   1.9%
   Media, U.S.

   Scripps Co.                      1.9%
   Media, U.S.

   Berkshire Hathaway Inc.,         1.6%
   A & B
   Insurance, U.S.

   Bear Stearns Cos. Inc.
   Diversified Financials,          1.5%
   U.S.

   International Paper Co.          1.5%
   Paper & Forest Products,
   U.S.

   AT&T Corp.                       1.4%
   Diversified
   Telecommunication
   Services, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

style of buying stocks trading at large discounts to the underlying value of the company's assets prevented us from being drawn blindly into the technology mania. As a result, our portfolio did not suffer from that sector's severe decline during the year. Instead, we focused our efforts on buying high-quality, undervalued stocks we believed had been misunderstood, unduly ignored by investors, or over-penalized by the market's recessionary fears.

Burlington Resources is an example of how we were able convert a contrarian viewpoint into a profitable investment. When the natural gas market was depressed in late 1999, we believed that energy prices and select producers' stock prices reflected a worst-case scenario. We were able to establish a position in natural gas producer Burlington Resources around $30 when the stock was trading at 11 times earnings and at more than a 30% discount to its net asset value. One year later, natural gas prices have tripled, reflecting a supply and demand imbalance primarily caused by strong economic growth and extreme weather patterns colliding with historically low natural gas inventories. The stock nearly doubled from its lows of the year and was one of the top contributors to the Fund's performance.

One of the distinctive aspects of Mutual Shares Securities Fund's history has always been our willingness to become involved in complicated corporate restructurings (on both the debt and equity sides) when we believe the company is trading at a significant discount to its intrinsic value. One example on the equity side was Thermo Electron which, by appreciating 75%, was one of the largest contributors to the Fund's performance this year. As recently as two years ago, Thermo Electron's capital structure was unwieldy and highly inefficient, consisting of 22 publicly traded companies and 20 independent, wholly owned subsidiaries spread across a range of disparate industries. With the apparent goal of streamlining the corporate portfolio and unlocking shareholder value, a new management team led by Richard Syron initiated a company restructuring in mid-1999. Over the past 18 months, the company has been buying back its public subsidiaries, focusing management attention on higher growth businesses and improving its balance sheet by divesting or spinning off non-core operations. Recent stock price appreciation has been the byproduct of Thermo Electron's strong operating results and increasingly transparent capital structure and asset values.

98
Page

We believe some of the most compelling values today can be found in the telecommunications and media industries, areas that experienced significant selling pressure over the past 12 months. Liberty Media and Telephone & Data Systems (TDS) are examples of stocks whose share prices declined in 2000; however, given our confidence in their underlying businesses, we sought opportunities to increase our positions at lower prices. Liberty Media, operated under the stewardship of brilliant dealmaker John Malone, is a diversified media and telecommunications conglomerate with private and publicly-traded holdings in well-known assets such as Discovery Communications, Starz/Encore, QVC, Sprint PCS, News Corporation and Time Warner. TDS is a wireless and wireline phone company, which owns 14% of VoiceStream Wireless, currently in the process of being acquired at a premium for cash and stock by Deutsche Telecom. The consideration being offered for VoiceStream alone comprises almost the entire TDS equity value. In addition to media and telecommunications, we have also added to our positions in beaten-down retailers, including Federated Department Stores and May Department Stores.

During the reporting period, we reduced the portfolio's foreign weighting of equity and debt securities by more than 5 percentage points, ending the period at 13.3% of total net assets. For example, we sold our entire position in French pharmaceutical company Aventis and a substantial portion of our holding in Swedish conglomerate Investor. In both cases, these stocks appreciated significantly, and we felt they were no longer cheap enough to justify retaining the full position.

Throughout the year, we continued to seek out undervalued opportunities in the risk arbitrage and bankruptcy areas. On the bankruptcy side, several factors contributed to the significant increase in the supply of distressed debt we were seeing. First, as telecommunications and satellite stock valuations collapsed, the high yield markets closed to start-up ventures needing additional financing. Second, the rising claims and settlement values reached in asbestos litigation contributed to a rash of bankruptcy filings among industrial companies. Third, many industries, such as cinemas, that had over-borrowed to expand started to buckle with deteriorating economic fundamentals. Finally, we saw a greater number of large-capitalization distressed situations (e.g., Xerox).

Top 10 Industries
Mutual Shares Securities Fund
Based on Equity Securities
12/31/00
                                 % of Total
                                 Net Assets
-------------------------------------------
   Media                          12.4%

   Insurance                       7.3%

   Diversified Financials          7.1%

   Diversified
   Telecommunication
   Services                        5.9%

   Multiline Retail                5.9%

   Paper & Forest Products         4.3%

   Banks                           3.1%

   Auto Components                 3.1%

   Road & Rail                     2.9%

   Chemicals                       2.8%

                                                                             99
Page

Looking forward, we will continue to search for undervalued domestic and foreign investments that can provide our shareholders with excellent, long-term, low-risk returns. With our rigorous, fundamental research and our three-pronged approach to value combining bargain stocks, bankruptcies and deal investing, we believe Mutual Shares Securities Fund is well-positioned to capitalize on today's volatile marketplace. In particular, we believe the increased supply of high yield and distressed debt should provide us with significant opportunities to selectively find outstanding investments going forward.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

100
Page

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Mutual Shares Securities Fund - Class 1
Periods ended 12/31/00
                                                                      Since
                                                                    Inception
                                         1-Year        3-Year       (11/8/96)
-----------------------------------------------------------------------------
 Average Annual Total Return             +13.62%        +8.85%       +11.52%
 Cumulative Total Return                 +13.62%       +28.96%       +57.14%
 Value of $10,000 Investment             $11,362       $12,896       $15,714

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (11/8/96-12/31/00)

The graph compares the performance of Mutual Shares Securities Fund - Class 1, the Standard & Poor's 500 Index and the Lipper VIP Growth & Income Funds Average. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Mutual Shares Securities Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500* and the Lipper VIP Growth & Income Funds Average* from 11/8/96-12/31/00.

                    Mutual Shares Securities         S&P 500                          Lipper VIP
                             Fund -                                                 Growth & Income
                            Class I                                                  Funds Average
                  ----------------------------------------------------------------------------------
      11/08/1996           $10,000                         $10,000                          $10,000
      11/30/1996           $10,110       5.54%             $10,554       4.74%              $10,474
      12/31/1996           $10,350      -1.98%             $10,345      -0.94%              $10,375
      01/31/1997           $10,620       6.25%             $10,992       4.43%              $10,835
      02/28/1997           $10,730       0.78%             $11,078       0.68%              $10,909
      03/31/1997           $10,420      -4.11%             $10,622      -3.50%              $10,527
      04/30/1997           $10,510       5.97%             $11,257       3.69%              $10,915
      05/31/1997           $10,890       6.09%             $11,942       6.11%              $11,582
      06/30/1997           $11,145       4.48%             $12,477       3.83%              $12,026
      07/31/1997           $11,685       7.96%             $13,470       7.21%              $12,893
      08/31/1997           $11,625      -5.60%             $12,716      -3.24%              $12,475
      09/30/1997           $12,115       5.48%             $13,413       5.01%              $13,100
      10/31/1997           $11,805      -3.34%             $12,965      -3.43%              $12,651
      11/30/1997           $11,915       4.63%             $13,565       2.63%              $12,983
      12/31/1997           $12,185       1.72%             $13,798       1.66%              $13,199
      01/31/1998           $12,135       1.11%             $13,952       0.20%              $13,225
      02/28/1998           $12,786       7.21%             $14,958       6.85%              $14,131
      03/31/1998           $13,196       5.12%             $15,723       4.64%              $14,787
      04/30/1998           $13,316       1.01%             $15,882       0.75%              $14,898
      05/31/1998           $13,196      -1.72%             $15,609      -1.98%              $14,603
      06/30/1998           $13,114       4.06%             $16,243       1.57%              $14,832
      07/31/1998           $12,655      -1.07%             $16,069      -2.57%              $14,451
      08/31/1998           $10,840     -14.46%             $13,745     -14.32%              $12,382
      09/30/1998           $10,799       6.41%             $14,626       5.30%              $13,038
      10/31/1998           $11,513       8.13%             $15,816       7.43%              $14,007
      11/30/1998           $12,105       6.06%             $16,774       5.05%              $14,714
      12/31/1998           $12,196       5.76%             $17,740       4.40%              $15,361
      01/31/1999           $12,319       4.18%             $18,482       1.79%              $15,636
      02/28/1999           $12,206      -3.11%             $17,907      -3.00%              $15,167
      03/31/1999           $12,594       4.00%             $18,623       3.41%              $15,684
      04/30/1999           $13,563       3.87%             $19,344       6.24%              $16,663
      05/31/1999           $13,583      -2.36%             $18,887      -1.13%              $16,475
      06/30/1999           $13,971       5.55%             $19,936       4.23%              $17,172
      07/31/1999           $13,612      -3.12%             $19,314      -2.84%              $16,684
      08/31/1999           $13,110      -0.50%             $19,217      -1.94%              $16,360
      09/30/1999           $12,775      -2.74%             $18,691      -3.33%              $15,816
      10/31/1999           $13,340       6.33%             $19,874       4.09%              $16,462
      11/30/1999           $13,507       2.03%             $20,277       1.25%              $16,668
      12/31/1999           $13,831       5.89%             $21,471       3.99%              $17,333
      01/31/2000           $13,350      -5.02%             $20,394      -4.34%              $16,581
      02/29/2000           $12,817      -1.89%             $20,008      -2.37%              $16,188
      03/31/2000           $14,198       9.78%             $21,965       8.98%              $17,642
      04/30/2000           $14,037      -3.01%             $21,304      -1.66%              $17,349
      05/31/2000           $14,225      -2.05%             $20,867      -0.57%              $17,250
      06/30/2000           $14,005       2.46%             $21,380      -0.46%              $17,171
      07/31/2000           $14,292      -1.56%             $21,047      -0.43%              $17,097
      08/31/2000           $15,009       6.21%             $22,354       6.68%              $18,239
      09/30/2000           $14,910      -5.28%             $21,174      -2.96%              $17,699
      10/31/2000           $15,296      -0.42%             $21,085       1.28%              $17,925
      11/30/2000           $14,822      -7.88%             $19,423      -6.10%              $16,832
      12/31/2000           $15,714       0.49%             $19,518       4.08%              $17,519

*Source: Standard and Poor's Micropal; Lipper Inc.
For an index description, please see the Index Definitions following the Fund Summaries.

                           Past performance does not guarantee future results.

Mutual Shares Securities Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                            101
Page

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

                              Mutual Shares Securities Fund - Class 2*
                                       Periods ended 12/31/00
                                                                              Since     Since Class 2
                                                                          Inception      Inception
                                                 1-Year        3-Year     (11/8/96)       (1/6/99)
                                           -------------- ------------ -------------- ---------------
 Average Annual Total Return                  +13.25%         +8.79%      +11.48%         +11.67%
 Cumulative Total Return                      +13.25%        +28.74%      +56.88%         +24.47%
 Value of $10,000 Investment                  $11,325        $12,874      $15,688         $12,447

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (11/8/96-12/31/00)

The graph compares the performance of Mutual Shares Securities Fund - Class 2*, the Standard & Poor's 500 Index and the Lipper VIP Growth & Income Funds Average. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Mutual Shares Securities Fund - Class 2*, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500** and the Lipper VIP Growth & Income Funds Average** from 11/8/96-12/31/00.

                    Mutual Shares Securities             S&P 500                    Lipper VIP
                             Fund - Class II                                          Growth &
                                                                                  Income Funds
                                                                                       Average
                -------------------------------------------------------------------------------
     11/08/1996           $10,000                        $10,000                       $10,000
     11/30/1996           $10,110      5.54%             $10,554      4.74%            $10,474
     12/31/1996           $10,350     -1.98%             $10,345     -0.94%            $10,375
     01/31/1997           $10,620      6.25%             $10,992      4.43%            $10,835
     02/28/1997           $10,730      0.78%             $11,078      0.68%            $10,909
     03/31/1997           $10,420     -4.11%             $10,622     -3.50%            $10,527
     04/30/1997           $10,510      5.97%             $11,257      3.69%            $10,915
     05/31/1997           $10,890      6.09%             $11,942      6.11%            $11,582
     06/30/1997           $11,145      4.48%             $12,477      3.83%            $12,026
     07/31/1997           $11,685      7.96%             $13,470      7.21%            $12,893
     08/31/1997           $11,625     -5.60%             $12,716     -3.24%            $12,475
     09/30/1997           $12,115      5.48%             $13,413      5.01%            $13,100
     10/31/1997           $11,805     -3.34%             $12,965     -3.43%            $12,651
     11/30/1997           $11,915      4.63%             $13,565      2.63%            $12,983
     12/31/1997           $12,185      1.72%             $13,798      1.66%            $13,199
     01/31/1998           $12,135      1.11%             $13,952      0.20%            $13,225
     02/28/1998           $12,786      7.21%             $14,958      6.85%            $14,131
     03/31/1998           $13,196      5.12%             $15,723      4.64%            $14,787
     04/30/1998           $13,316      1.01%             $15,882      0.75%            $14,898
     05/31/1998           $13,196     -1.72%             $15,609     -1.98%            $14,603
     06/30/1998           $13,114      4.06%             $16,243      1.57%            $14,832
     07/31/1998           $12,655     -1.07%             $16,069     -2.57%            $14,451
     08/31/1998           $10,840    -14.46%             $13,745    -14.32%            $12,382
     09/30/1998           $10,799      6.41%             $14,626      5.30%            $13,038
     10/31/1998           $11,513      8.13%             $15,816      7.43%            $14,007
     11/30/1998           $12,105      6.06%             $16,774      5.05%            $14,714
     12/31/1998           $12,196      5.76%             $17,740      4.40%            $15,361
     01/31/1999           $12,318      4.18%             $18,482      1.79%            $15,636
     02/28/1999           $12,196     -3.11%             $17,907     -3.00%            $15,167
     03/31/1999           $12,584      4.00%             $18,623      3.41%            $15,684
     04/30/1999           $13,543      3.87%             $19,344      6.24%            $16,663
     05/31/1999           $13,563     -2.36%             $18,887     -1.13%            $16,475
     06/30/1999           $13,951      5.55%             $19,936      4.23%            $17,172
     07/31/1999           $13,655     -3.12%             $19,314     -2.84%            $16,684
     08/31/1999           $13,143     -0.50%             $19,217     -1.94%            $16,360
     09/30/1999           $12,808     -2.74%             $18,691     -3.33%            $15,816
     10/31/1999           $13,373      6.33%             $19,874      4.09%            $16,462
     11/30/1999           $13,540      2.03%             $20,277      1.25%            $16,668
     12/31/1999           $13,854      5.89%             $21,471      3.99%            $17,333
     01/31/2000           $13,373     -5.02%             $20,394     -4.34%            $16,581
     02/29/2000           $12,840     -1.89%             $20,008     -2.37%            $16,188
     03/31/2000           $14,200      9.78%             $21,965      8.98%            $17,642
     04/30/2000           $14,046     -3.01%             $21,304     -1.66%            $17,349
     05/31/2000           $14,223     -2.05%             $20,867     -0.57%            $17,250
     06/30/2000           $13,991      2.46%             $21,380     -0.46%            $17,171
     07/31/2000           $14,278     -1.56%             $21,047     -0.43%            $17,097
     08/31/2000           $14,995      6.21%             $22,354      6.68%            $18,239
     09/30/2000           $14,896     -5.28%             $21,174     -2.96%            $17,699
     10/31/2000           $15,271     -0.42%             $21,085      1.28%            $17,925
     11/30/2000           $14,796     -7.88%             $19,423     -6.10%            $16,832
     12/31/2000           $15,688      0.49%             $19,518      4.08%            $17,519

**Source: Standard and Poor's Micropal; Lipper Inc.
For an index description, please see the Index Definitions following the Fund Summaries.

                          Past performance does not guarantee future results.

Mutual Shares Securities Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

102

Page

                                             TEMPLETON ASSET STRATEGY FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Asset Strategy Fund (formerly Templeton Asset Allocation Fund) seeks high total return. The Fund will invest in equity securities of any nation, debt securities of companies and governments of any nation, and in money market instruments. The Fund may invest to a lesser extent in lower-rated "junk bonds."
--------------------------------------------------------------------------------

Financial markets generally experienced a "return to earnings" since March of 2000, deflating the Nasdaq Composite Index's record gains. The fallout included a global sell-off in technology, media and telecommunications-related stocks. It was an encouraging year for our investment style, as we believe investors returned to rational valuation analysis as part of their investment decisions following a difficult three-year period in which growth-at-any-price, momentum-style investing appeared to reign supreme. In this environment, the benchmark Morgan Stanley Capital International (MSCI(R)) All Country World Free Index posted a loss of 13.94%, while the J.P. Morgan Global Government Bond Index gained 2.34% in U.S.-dollar terms during the same time.(1) Although the Fund posted negative results for the year, its equity and fixed-income components performed well relative to these benchmarks. As of December 31, 2000, the Fund held 80.2% of its total net assets in equities, 14.1% in fixed income and 5.7% in short-term investments and other net assets.

Equity

During the year under review, the Fund benefited from strong performances within its pharmaceutical, utility, energy and insurance industry holdings. Pharmaceutical stocks climbed throughout 2000 largely due to increasingly positive analyst outlooks and their growing "safe haven" status assigned by investors as other sectors faltered. As energy prices spiked following a multi-year bear market, our long-suffering energy-related holdings rallied to bolster Fund performance. Finally, our Bermuda-based insurance holdings XL Capital, Ace Limited and Partnerre Limited all registered gains of 70% or more during the year on the back of solid results and falling interest rates.

Although underweighted compared to the broader market during the reporting period, our telecommunications holdings dampened Fund returns as many slumped. Some of the Fund's larger positions,

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

Top Five Industries
Templeton Asset Strategy Fund
Based on Equity Securities
12/31/00
                                % of Total
                                Net Assets
------------------------------------------
   Diversified
   Telecommunication
   Services                          8.6%

   Diversified Financials            7.6%

   Insurance                         7.5%

   Pharmaceuticals                   5.7%

   Oil & Gas                         5.5%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                             103
Page

This chart shows in pie format the asset allocation of Templeton Asset Strategy Fund as a percentage of total net assets on 12/31/00.

Stocks                                        80.2%
Fixed-Income Securities                       14.1%
Short-Term Investments & Other Net Assets      5.7%

This chart shows in pie format the geographic distribution of Templeton Asset Strategy Fund as a percentage of total net assets on 12/31/00.

Europe                                        48.7%
North America                                 20.9%
Asia                                          13.9%
Latin America/Caribbean                        5.9%
Mid-East/Africa                                2.6%
Australia/New Zealand                          2.3%
Short-Term Investments & Other Net Assets      5.7%

including Nippon Telephone and Telegraph (NTT), the Japanese incumbent, fell more than 50% as apparent investor disdain for telecommunications stocks seemed to reach its zenith and international investors' concerns over a languishing Japanese economy contributed to a mass exodus.

The Fund ended the year with approximately 10.2% of total net assets invested in emerging market companies. Unfortunately, emerging markets registered a poor showing and gave up much of their gains from 1999. Despite the recent setbacks, we are quite confident with our emerging markets holdings and remain optimistic about their long- term prospects. Furthermore, recent declines may present us with ample buying opportunities in 2001. By the end of the year, we saw many emerging market stocks selling at what we believed were compelling valuations as prices retreated to levels not seen since the financial crisis of 1997.

Fixed Income

During the 12 months ended December 31, 2000, the J.P. Morgan Global Government Bond Index (JPM GGBI), a benchmark index for global government bonds, posted a return of 8.26% in local currency terms.(1) However, a stronger U.S. dollar during the period resulted in lower returns for the global index in U.S.-dollar terms, and the JPM GGBI only rose 2.34% by this measure. The J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a 13.93% return during the same time.(2)

The U.S. Treasury yield curve became inverted with shorter-term bonds offering higher yields than longer-term bonds during the reporting period. Short-term interest rates moved upward as the Federal Reserve Board increased the federal funds target rate and long-term rates moved downward due to the U.S. Treasury's 30-year Treasury bond buyback program. The latter contributed to generally positive returns for the U.S. bond market.

European bonds rose 7.55% in local-currency terms, as all European bond markets offered positive returns. The Euroland (11 countries

(2). Source: Standard and Poor's Micropal. The J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer. As of 12/31/00, the index included 104 issues with a market value of US$1,611 billion.

104
Page

making up the European Monetary Union or EMU) bond market also posted positive returns, principally due to interest payments obtained from holding such bonds, which offset their price declines. The Euroland benchmark yield curve flattened during the period, as short-term rates increased due to the European Central Bank's raising its reference interest rate and longer-term rates staying relatively unchanged. The EMU bond index rose 7.17% in euro terms, also despite monetary policy tightening, in this case by the European Central Bank, as German, Italian, French and Spanish bonds increased in value during the year under review.(3)

Elsewhere, the Japanese index climbed 2.27% for the 12-month period (as measured by the J.P. Morgan Japanese Government Bond Index) despite a 25 basis point (0.25%) increase in short-term interest rates by the Bank of Japan in August.(3) The dollar-bloc bond markets (Australia, Canada and New Zealand) performed favorably as inflation concerns appeared to be less severe in these countries. Although they outperformed the global bond markets in local terms, they underperformed that of the U.S. in local-currency terms.

Emerging market bond prices rose during the year, mostly as a result of higher commodity prices and continued strength in the U.S. equity market. The former improved export revenues and, hence, the external debt repayment capacity of the issuing countries. The latter seemed to reduce the level of risk aversion among investors and thus increased their appetite for emerging market bonds. As a result, the J.P. Morgan Emerging Market Bond Global Index increased 14.41% in U.S.-dollar terms during the period.(4) Russian bonds were the best performers, rising 54.85% (in $US) as they recovered on improved credit fundamentals and successful restructuring of defaulted bonds as the government reached an agreement with bondholders through London Club negotiations.

We attempted to maximize total return, including income, during the period by focusing the Fund's fixed-income assets on intermediate- and long-term global investment-grade bonds. Secondarily, 10%-15% of our overall bond allocation was invested in what we believed to be the highest quality, most liquid sub-investment-grade bonds available in the

(3). Source: J.P. Morgan, Government Bond Index Monitor.

(4). Source: Standard and Poor's Micropal. The J.P. Morgan Emerging Market Bond Global Index (EMBI) tracks total returns for external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external currency-denominated Brady bonds, loans, Eurobonds and local market instruments.

Top Five Country Holdings
Templeton Asset Strategy Fund
12/31/00

                     % of Total
                     Net Assets
-------------------------------
   U.S.               14.8%

   U.K.               11.7%

   Netherlands         7.5%

   Japan               7.2%

   France              6.3%

                                                                             105
Page

emerging markets. We believed that this combination offered higher return potential at the cost of only modestly increased volatility. Our emerging market bonds added positively to the Fund's performance in 2000, generally outperforming higher-quality industrial market bonds.

The Fund's fixed-income geographic allocation changed slightly during the year. We initiated or added to positions in Brazil, Belgium, France, Germany, Italy, the Netherlands and Venezuela, while decreasing holdings in Spain. Other geographic allocations remained relatively unchanged. Looking forward, we believe global inflation will likely be quite tame in 2001, and that global economic growth should continue to be slightly higher than the historical averages. We view this as a favorable environment for high-quality bonds, and believe the Fund's emerging market positions could offer particularly attractive return opportunities in the months to come.

Looking Ahead

If, indeed, the shift back to traditional valuation methods persists, your investment in the Fund should benefit. Our analysts believe that every stock in the Fund's portfolio compares favorably with future earnings prospects, something we cannot say for many recently favored stocks. As we enter 2001, it appears that global economic growth is slowing, particularly in the U.S. and Japan. Our focus on companies with solid balance sheets and strong managements leads us to believe the Fund is well positioned for the coming year. Additionally, our heavy exposure to Europe (48.7% of total net assets at year-end) could benefit returns if, as we expect, the euro strengthens.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.

106
Page

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Asset Strategy Fund - Class 1*
Periods ended 12/31/00
                                                                                              Since
                                                                                            Inception
                                                1-Year         5-Year        10-Year        (8/24/88)
-----------------------------------------------------------------------------------------------------
 Average Annual Total Return                    +0.29%        +12.48%        +14.06%         +11.86%
 Cumulative Total Return                        +0.29%        +80.04%       +272.63%        +299.20%
 Value of $10,000 Investment                   $10,029        $18,004        $37,263         $39,920

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Asset Allocation Fund.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)
The graph compares the performance of Templeton Asset Strategy Fund - Class 1, the MSCI World Index, the MSCI AC World Free Index and the JP Morgan Global Government Bond Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton Asset Strategy Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the MSCI World Index*, the MSCI All Country World Free Index* and J.P. Morgan Global Government Bond Index* from 1/1/91-12/31/00.

                                 Templeton Asset    MSCI All Country    MSCI World Index        J.P.
                         Strategy Fund - Class I    World Free Index                          Morgan
                                                                                              Global
                                                                                          Government
                                                                                                Bond
                                                                                               Index
              ---------------------------------------------------------------------------------------
   01/01/1991                  $10,000             $10,000              $10,000              $10,000
   01/31/1991     4.79%        $10,479     3.70%   $10,370     3.68%    $10,368    2.27%     $10,227
   02/28/1991     6.40%        $11,151     9.40%   $11,345     9.27%    $11,329    0.09%     $10,236
   03/31/1991    -1.21%        $11,016    -2.79%   $11,028    -2.93%    $10,997   -3.13%      $9,916
   04/30/1991     1.17%        $11,144     0.84%   $11,121     0.80%    $11,085    0.26%      $9,942
   05/31/1991     2.76%        $11,452     2.39%   $11,387     2.28%    $11,338    1.04%     $10,045
   06/30/1991    -4.24%        $10,966    -6.10%   $10,692    -6.16%    $10,639   -1.34%      $9,910
   07/31/1991     5.78%        $11,600     4.76%   $11,201     4.74%    $11,144    2.11%     $10,119
   08/31/1991     2.31%        $11,868    -0.20%   $11,179    -0.30%    $11,110    2.08%     $10,330
   09/30/1991     0.83%        $11,967     2.55%   $11,464     2.64%    $11,404    3.65%     $10,707
   10/31/1991     0.75%        $12,056     1.74%   $11,663     1.64%    $11,591    0.99%     $10,813
   11/30/1991    -2.47%        $11,759    -4.30%   $11,162    -4.34%    $11,088    1.62%     $10,988
   12/31/1991     8.59%        $12,769     7.43%   $11,991     7.30%    $11,897    4.52%     $11,485
   01/31/1992    -0.85%        $12,660    -1.49%   $11,812    -1.83%    $11,679   -1.45%     $11,318
   02/29/1992     2.74%        $13,007    -1.51%   $11,634    -1.71%    $11,480   -0.29%     $11,286
   03/31/1992    -1.21%        $12,849    -4.45%   $11,116    -4.69%    $10,941   -0.93%     $11,181
   04/30/1992     2.55%        $13,177     1.34%   $11,265     1.41%    $11,095    0.84%     $11,274
   05/31/1992     4.19%        $13,729     3.83%   $11,697     4.00%    $11,539    2.84%     $11,595
   06/30/1992    -0.30%        $13,688    -3.57%   $11,279    -3.33%    $11,155    2.73%     $11,911
   07/31/1992     1.20%        $13,852     0.32%   $11,315     0.27%    $11,185    2.21%     $12,174
   08/31/1992    -1.18%        $13,688     2.24%   $11,569     2.45%    $11,459    2.66%     $12,498
   09/30/1992    -0.37%        $13,637    -0.85%   $11,470    -0.90%    $11,356   -0.10%     $12,486
   10/31/1992    -0.75%        $13,535    -2.45%   $11,189    -2.69%    $11,051   -2.50%     $12,174
   11/30/1992     0.76%        $13,637     1.66%   $11,375     1.81%    $11,251   -1.77%     $11,958
   12/31/1992     1.20%        $13,801     0.95%   $11,483     0.83%    $11,344    0.94%     $12,071
   01/31/1993     1.33%        $13,985     0.35%   $11,523     0.35%    $11,384    1.70%     $12,276
   02/28/1993     2.34%        $14,312     2.35%   $11,794     2.39%    $11,656    1.61%     $12,473
   03/31/1993     2.07%        $14,608     5.75%   $12,472     5.82%    $12,334    1.54%     $12,665
   04/30/1993     1.94%        $14,892     4.54%   $13,038     4.65%    $12,908    1.82%     $12,896
   05/31/1993     1.69%        $15,145     2.35%   $13,345     2.32%    $13,207    0.67%     $12,982
   06/30/1993     0.83%        $15,271    -0.65%   $13,258    -0.82%    $13,099    0.05%     $12,989
   07/31/1993     1.58%        $15,513     2.07%   $13,533     2.08%    $13,371    0.04%     $12,994
   08/31/1993     4.75%        $16,249     4.74%   $14,174     4.60%    $13,986    2.96%     $13,379
   09/30/1993     0.06%        $16,260    -1.68%   $13,936    -1.83%    $13,730    1.06%     $13,521
   10/31/1993     3.36%        $16,807     2.96%   $14,348     2.77%    $14,111   -0.05%     $13,514
   11/30/1993    -1.94%        $16,480    -5.20%   $13,602    -5.64%    $13,315   -0.73%     $13,415
   12/31/1993     5.62%        $17,406     5.41%   $14,338     4.91%    $13,969    1.02%     $13,552
   01/31/1994     4.83%        $18,247     6.63%   $15,289     6.61%    $14,892    0.94%     $13,679
   02/28/1994    -3.75%        $17,564    -1.45%   $15,067    -1.28%    $14,701   -1.10%     $13,529
   03/31/1994    -4.39%        $16,793    -4.49%   $14,391    -4.29%    $14,071   -0.46%     $13,467
   04/30/1994     0.90%        $16,944     2.72%   $14,782     3.11%    $14,508   -0.09%     $13,455
   05/31/1994     0.70%        $17,062     0.59%   $14,869     0.27%    $14,547   -0.82%     $13,344
   06/30/1994    -2.71%        $16,599    -0.49%   $14,796    -0.26%    $14,510    1.19%     $13,503
   07/31/1994     4.02%        $17,267     2.21%   $15,123     1.92%    $14,788    0.94%     $13,630
   08/31/1994     2.81%        $17,751     3.56%   $15,662     3.03%    $15,236   -0.26%     $13,594
   09/30/1994    -2.06%        $17,385    -2.35%   $15,294    -2.61%    $14,839    0.49%     $13,661
   10/31/1994     1.05%        $17,568     2.56%   $15,685     2.86%    $15,263    1.50%     $13,866
   11/30/1994    -3.19%        $17,008    -4.34%   $15,004    -4.32%    $14,604   -1.26%     $13,691
   12/31/1994    -0.70%        $16,890     0.35%   $15,057     0.99%    $14,748    0.23%     $13,723
   01/31/1995    -1.08%        $16,707    -2.03%   $14,751    -1.48%    $14,530    2.02%     $14,000
   02/28/1995     2.26%        $17,084     1.07%   $14,909     1.48%    $14,745    2.58%     $14,361
   03/31/1995     1.55%        $17,349     4.58%   $15,592     4.84%    $15,459    5.09%     $15,092
   04/30/1995     3.25%        $17,913     3.64%   $16,160     3.50%    $16,000    1.59%     $15,332
   05/31/1995     3.70%        $18,576     1.10%   $16,337     0.87%    $16,139    2.79%     $15,760
   06/30/1995     1.78%        $18,907     0.02%   $16,341    -0.01%    $16,137    0.63%     $15,859
   07/31/1995     3.74%        $19,614     4.84%   $17,131     5.02%    $16,947    0.47%     $15,934
   08/31/1995    -0.85%        $19,449    -2.19%   $16,756    -2.21%    $16,573   -2.78%     $15,491
   09/30/1995     3.30%        $20,089     2.75%   $17,217     2.93%    $17,058    2.25%     $15,839
   10/31/1995    -1.98%        $19,692    -1.67%   $16,930    -1.56%    $16,792    0.98%     $15,995
   11/30/1995     3.09%        $20,299     3.15%   $17,463     3.49%    $17,378    1.12%     $16,174
   12/31/1995     1.96%        $20,697     3.01%   $17,988     2.94%    $17,889    1.24%     $16,374
   01/31/1996     2.56%        $21,228     2.22%   $18,388     1.83%    $18,217   -1.03%     $16,206
   02/29/1996     0.83%        $21,404     0.42%   $18,465     0.63%    $18,331   -0.58%     $16,112
   03/31/1996     0.93%        $21,603     1.54%   $18,749     1.68%    $18,639   -0.15%     $16,087
   04/30/1996     2.43%        $22,128     2.44%   $19,207     2.37%    $19,081   -0.37%     $16,028
   05/31/1996     1.37%        $22,431     0.10%   $19,226     0.10%    $19,100    0.10%     $16,044
   06/30/1996    -0.16%        $22,396     0.55%   $19,332     0.52%    $19,200    0.87%     $16,184
   07/31/1996    -2.61%        $21,813    -3.73%   $18,611    -3.52%    $18,524    1.84%     $16,481
   08/31/1996     2.46%        $22,350     1.23%   $18,840     1.17%    $18,740    0.42%     $16,551
   09/30/1996     1.98%        $22,793     3.69%   $19,535     3.93%    $19,477    0.55%     $16,642
   10/31/1996     1.23%        $23,073     0.40%   $19,613     0.72%    $19,617    1.98%     $16,971
   11/30/1996     5.92%        $24,439     5.35%   $20,662     5.62%    $20,720    1.43%     $17,214
   12/31/1996     0.67%        $24,602    -1.45%   $20,363    -1.58%    $20,392   -0.70%     $17,093
   01/31/1997     3.80%        $25,536     1.68%   $20,705     1.22%    $20,641   -2.50%     $16,666
   02/28/1997     0.99%        $25,789     1.36%   $20,986     1.17%    $20,883   -0.69%     $16,551
   03/31/1997    -1.04%        $25,522    -2.00%   $20,567    -1.96%    $20,473   -0.76%     $16,425
   04/30/1997     1.10%        $25,802     3.21%   $21,227     3.29%    $21,147   -0.56%     $16,333
   05/31/1997     5.67%        $27,264     5.97%   $22,494     6.19%    $22,456    2.36%     $16,719
   06/30/1997     4.06%        $28,370     5.12%   $23,646     5.00%    $23,579    1.14%     $16,909
   07/31/1997     5.87%        $30,036     4.52%   $24,715     4.62%    $24,668   -0.37%     $16,847
   08/31/1997    -4.70%        $28,625    -7.02%   $22,980    -6.67%    $23,023   -0.12%     $16,826
   09/30/1997     6.93%        $30,608     5.33%   $24,204     5.45%    $24,277    2.22%     $17,200
   10/31/1997    -7.52%        $28,307    -5.95%   $22,764    -5.25%    $23,003    2.12%     $17,565
   11/30/1997     0.31%        $28,396     1.53%   $23,113     1.79%    $23,415   -1.20%     $17,354
   12/31/1997     0.09%        $28,421     1.31%   $23,415     1.23%    $23,703   -0.11%     $17,335
   01/31/1998    -0.58%        $28,256     2.20%   $23,930     2.80%    $24,366    1.00%     $17,508
   02/28/1998     5.99%        $29,947     6.84%   $25,567     6.78%    $26,018    0.74%     $17,638
   03/31/1998     5.98%        $31,738     4.27%   $26,659     4.24%    $27,121   -0.75%     $17,505
   04/30/1998     1.87%        $32,330     0.94%   $26,910     0.99%    $27,390    1.54%     $17,775
   05/31/1998    -2.87%        $31,401    -1.90%   $26,398    -1.24%    $27,050    0.43%     $17,851
   06/30/1998    -1.20%        $31,024     1.80%   $26,873     2.39%    $27,697    0.28%     $17,901
   07/31/1998     1.69%        $31,549     0.03%   $26,882    -0.15%    $27,655    0.27%     $17,950
   08/31/1998   -18.05%        $25,853   -14.01%   $23,115   -13.32%    $23,972    2.76%     $18,445
   09/30/1998    -1.93%        $25,355     1.99%   $23,575     1.79%    $24,401    5.22%     $19,408
   10/31/1998    11.58%        $28,290     9.13%   $25,728     9.06%    $26,611    2.24%     $19,843
   11/30/1998     5.85%        $29,947     6.07%   $27,290     5.96%    $28,197   -1.13%     $19,618
   12/31/1998     0.99%        $30,243     4.64%   $28,556     4.90%    $29,579    1.88%     $19,987
   01/31/1999     2.36%        $30,957     2.04%   $29,138     2.20%    $30,230   -0.82%     $19,823
   02/28/1999    -4.96%        $29,421    -2.51%   $28,407    -2.65%    $29,429   -3.34%     $19,161
   03/31/1999     5.32%        $30,986     4.50%   $29,685     4.18%    $30,659    0.25%     $19,209
   04/30/1999     8.41%        $33,592     4.32%   $30,968     3.96%    $31,873   -0.03%     $19,203
   05/31/1999    -3.88%        $32,289    -3.53%   $29,875    -3.64%    $30,713   -1.76%     $18,865
   06/30/1999     3.94%        $33,561     4.98%   $31,362     4.68%    $32,150   -1.67%     $18,550
   07/31/1999     0.85%        $33,846    -0.41%   $31,234    -0.29%    $32,057    2.20%     $18,958
   08/31/1999     0.14%        $33,894    -0.12%   $31,196    -0.16%    $32,006    0.26%     $19,008
   09/30/1999    -1.64%        $33,338    -1.08%   $30,859    -0.96%    $31,698    1.44%     $19,281
   10/31/1999     0.00%        $33,338     5.06%   $32,421     5.21%    $33,350   -0.12%     $19,258
   11/30/1999     4.01%        $34,675     3.11%   $33,429     2.83%    $34,294   -1.19%     $19,029
   12/31/1999     7.15%        $37,154     8.33%   $36,214     8.11%    $37,075   -0.29%     $18,974
   01/31/2000    -3.25%        $35,947    -5.39%   $34,262    -5.72%    $34,954   -1.97%     $18,600
   02/29/2000     1.65%        $36,540     0.34%   $34,378     0.28%    $35,052   -0.50%     $18,507
   03/31/2000     4.00%        $38,001     6.57%   $36,637     6.92%    $37,478    2.91%     $19,046
   04/30/2000    -3.43%        $36,698    -4.49%   $34,992    -4.22%    $35,896   -3.04%     $18,467
   05/31/2000    -0.42%        $36,544    -2.60%   $34,082    -2.52%    $34,992    0.73%     $18,602
   06/30/2000     4.14%        $38,057     3.39%   $35,238     3.38%    $36,174    2.43%     $19,054
   07/31/2000    -0.87%        $37,726    -2.94%   $34,202    -2.80%    $35,161   -1.57%     $18,754
   08/31/2000     1.08%        $38,133     3.11%   $35,265     3.27%    $36,311   -0.72%     $18,619
   09/30/2000    -4.12%        $36,562    -5.49%   $33,329    -5.31%    $34,383   -0.20%     $18,582
   10/31/2000    -1.48%        $36,021    -1.96%   $32,676    -1.66%    $33,812   -1.19%     $18,361
   11/30/2000    -0.75%        $35,751    -6.20%   $30,650    -6.06%    $31,763    2.07%     $18,741
   12/31/2000     4.23%        $37,263     1.67%   $31,162     1.63%    $32,281    3.60%     $19,416

*Sources: Standard and Poor's Micropal; MSCI; J.P. Morgan.
For an index description, please see the Index Definitions following the Fund Summaries.

                          Past performance does not guarantee future results.

Templeton Asset Strategy Fund - Class 1

   We are replacing the MSCI World Index with the MSCI All Country World Free Index because it includes emerging markets, which are also represented in the Fund's portfolio. Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                             107
Page

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Asset Strategy Fund - Class 2*
Periods ended 12/31/00
                                                                                           Since     Since Class 2
                                                                                       Inception      Inception
                                                1-Year         5-Year       10-Year    (8/24/88)       (5/1/97)
                                           ------------- -------------- ------------ ------------- ---------------
 Average Annual Total Return                    +0.04%      +12.27%       +13.95%      +11.77%         +10.10%
 Cumulative Total Return                        +0.04%      +78.37%      +269.17%     +295.49%         +42.31%
 Value of $10,000 Investment                   $10,004      $17,837       $36,917      $39,549         $14,231

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Asset Allocation Fund. Additionally, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)
The graph compares the performance of Templeton Asset Strategy Fund - Class 2, the MSCI World Index, the MSCI AC World Free Index and the JP Morgan Global Government Bond Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton Asset Strategy Fund - Class 2* as tracked by the growth in value of a $10,000 investment to that of the MSCI World Index**, the MSCI All Country World Free Index** and J.P. Morgan Global Government Bond Index** from 1/1/91-12/31/00.

                            Templeton Asset   MSCI All Country  MSCI World Index        J.P.
                            Strategy Fund -   World Free Index                        Morgan
                                   Class II                                           Global
                                                                                  Government
                                                                                        Bond
                                                                                       Index
              -------------------------------------------------------------------------------
   01/01/1991             $10,000            $10,000            $10,000              $10,000
   01/31/1991    4.79%    $10,479     3.70%  $10,370     3.68%  $10,368    2.27%     $10,227
   02/28/1991    6.40%    $11,151     9.40%  $11,345     9.27%  $11,329    0.09%     $10,236
   03/31/1991   -1.21%    $11,016    -2.79%  $11,028    -2.93%  $10,997   -3.13%      $9,916
   04/30/1991    1.17%    $11,144     0.84%  $11,121     0.80%  $11,085    0.26%      $9,942
   05/31/1991    2.76%    $11,452     2.39%  $11,387     2.28%  $11,338    1.04%     $10,045
   06/30/1991   -4.24%    $10,966    -6.10%  $10,692    -6.16%  $10,639   -1.34%      $9,910
   07/31/1991    5.78%    $11,600     4.76%  $11,201     4.74%  $11,144    2.11%     $10,119
   08/31/1991    2.31%    $11,868    -0.20%  $11,179    -0.30%  $11,110    2.08%     $10,330
   09/30/1991    0.83%    $11,967     2.55%  $11,464     2.64%  $11,404    3.65%     $10,707
   10/31/1991    0.75%    $12,056     1.74%  $11,663     1.64%  $11,591    0.99%     $10,813
   11/30/1991   -2.47%    $11,759    -4.30%  $11,162    -4.34%  $11,088    1.62%     $10,988
   12/31/1991    8.59%    $12,769     7.43%  $11,991     7.30%  $11,897    4.52%     $11,485
   01/31/1992   -0.85%    $12,660    -1.49%  $11,812    -1.83%  $11,679   -1.45%     $11,318
   02/29/1992    2.74%    $13,007    -1.51%  $11,634    -1.71%  $11,480   -0.29%     $11,286
   03/31/1992   -1.21%    $12,849    -4.45%  $11,116    -4.69%  $10,941   -0.93%     $11,181
   04/30/1992    2.55%    $13,177     1.34%  $11,265     1.41%  $11,095    0.84%     $11,274
   05/31/1992    4.19%    $13,729     3.83%  $11,697     4.00%  $11,539    2.84%     $11,595
   06/30/1992   -0.30%    $13,688    -3.57%  $11,279    -3.33%  $11,155    2.73%     $11,911
   07/31/1992    1.20%    $13,852     0.32%  $11,315     0.27%  $11,185    2.21%     $12,174
   08/31/1992   -1.18%    $13,688     2.24%  $11,569     2.45%  $11,459    2.66%     $12,498
   09/30/1992   -0.37%    $13,637    -0.85%  $11,470    -0.90%  $11,356   -0.10%     $12,486
   10/31/1992   -0.75%    $13,535    -2.45%  $11,189    -2.69%  $11,051   -2.50%     $12,174
   11/30/1992    0.76%    $13,637     1.66%  $11,375     1.81%  $11,251   -1.77%     $11,958
   12/31/1992    1.20%    $13,801     0.95%  $11,483     0.83%  $11,344    0.94%     $12,071
   01/31/1993    1.33%    $13,985     0.35%  $11,523     0.35%  $11,384    1.70%     $12,276
   02/28/1993    2.34%    $14,312     2.35%  $11,794     2.39%  $11,656    1.61%     $12,473
   03/31/1993    2.07%    $14,608     5.75%  $12,472     5.82%  $12,334    1.54%     $12,665
   04/30/1993    1.94%    $14,892     4.54%  $13,038     4.65%  $12,908    1.82%     $12,896
   05/31/1993    1.69%    $15,145     2.35%  $13,345     2.32%  $13,207    0.67%     $12,982
   06/30/1993    0.83%    $15,271    -0.65%  $13,258    -0.82%  $13,099    0.05%     $12,989
   07/31/1993    1.58%    $15,513     2.07%  $13,533     2.08%  $13,371    0.04%     $12,994
   08/31/1993    4.75%    $16,249     4.74%  $14,174     4.60%  $13,986    2.96%     $13,379
   09/30/1993    0.06%    $16,260    -1.68%  $13,936    -1.83%  $13,730    1.06%     $13,521
   10/31/1993    3.36%    $16,807     2.96%  $14,348     2.77%  $14,111   -0.05%     $13,514
   11/30/1993   -1.94%    $16,480    -5.20%  $13,602    -5.64%  $13,315   -0.73%     $13,415
   12/31/1993    5.62%    $17,406     5.41%  $14,338     4.91%  $13,969    1.02%     $13,552
   01/31/1994    4.83%    $18,247     6.63%  $15,289     6.61%  $14,892    0.94%     $13,679
   02/28/1994   -3.75%    $17,564    -1.45%  $15,067    -1.28%  $14,701   -1.10%     $13,529
   03/31/1994   -4.39%    $16,793    -4.49%  $14,391    -4.29%  $14,071   -0.46%     $13,467
   04/30/1994    0.90%    $16,944     2.72%  $14,782     3.11%  $14,508   -0.09%     $13,455
   05/31/1994    0.70%    $17,062     0.59%  $14,869     0.27%  $14,547   -0.82%     $13,344
   06/30/1994   -2.71%    $16,599    -0.49%  $14,796    -0.26%  $14,510    1.19%     $13,503
   07/31/1994    4.02%    $17,267     2.21%  $15,123     1.92%  $14,788    0.94%     $13,630
   08/31/1994    2.81%    $17,751     3.56%  $15,662     3.03%  $15,236   -0.26%     $13,594
   09/30/1994   -2.06%    $17,385    -2.35%  $15,294    -2.61%  $14,839    0.49%     $13,661
   10/31/1994    1.05%    $17,568     2.56%  $15,685     2.86%  $15,263    1.50%     $13,866
   11/30/1994   -3.19%    $17,008    -4.34%  $15,004    -4.32%  $14,604   -1.26%     $13,691
   12/31/1994   -0.70%    $16,890     0.35%  $15,057     0.99%  $14,748    0.23%     $13,723
   01/31/1995   -1.08%    $16,707    -2.03%  $14,751    -1.48%  $14,530    2.02%     $14,000
   02/28/1995    2.26%    $17,084     1.07%  $14,909     1.48%  $14,745    2.58%     $14,361
   03/31/1995    1.55%    $17,349     4.58%  $15,592     4.84%  $15,459    5.09%     $15,092
   04/30/1995    3.25%    $17,913     3.64%  $16,160     3.50%  $16,000    1.59%     $15,332
   05/31/1995    3.70%    $18,576     1.10%  $16,337     0.87%  $16,139    2.79%     $15,760
   06/30/1995    1.78%    $18,907     0.02%  $16,341    -0.01%  $16,137    0.63%     $15,859
   07/31/1995    3.74%    $19,614     4.84%  $17,131     5.02%  $16,947    0.47%     $15,934
   08/31/1995   -0.85%    $19,449    -2.19%  $16,756    -2.21%  $16,573   -2.78%     $15,491
   09/30/1995    3.30%    $20,089     2.75%  $17,217     2.93%  $17,058    2.25%     $15,839
   10/31/1995   -1.98%    $19,692    -1.67%  $16,930    -1.56%  $16,792    0.98%     $15,995
   11/30/1995    3.09%    $20,299     3.15%  $17,463     3.49%  $17,378    1.12%     $16,174
   12/31/1995    1.96%    $20,697     3.01%  $17,988     2.94%  $17,889    1.24%     $16,374
   01/31/1996    2.56%    $21,228     2.22%  $18,388     1.83%  $18,217   -1.03%     $16,206
   02/29/1996    0.83%    $21,404     0.42%  $18,465     0.63%  $18,331   -0.58%     $16,112
   03/31/1996    0.93%    $21,603     1.54%  $18,749     1.68%  $18,639   -0.15%     $16,087
   04/30/1996    2.43%    $22,128     2.44%  $19,207     2.37%  $19,081   -0.37%     $16,028
   05/31/1996    1.37%    $22,431     0.10%  $19,226     0.10%  $19,100    0.10%     $16,044
   06/30/1996   -0.16%    $22,396     0.55%  $19,332     0.52%  $19,200    0.87%     $16,184
   07/31/1996   -2.61%    $21,813    -3.73%  $18,611    -3.52%  $18,524    1.84%     $16,481
   08/31/1996    2.46%    $22,350     1.23%  $18,840     1.17%  $18,740    0.42%     $16,551
   09/30/1996    1.98%    $22,793     3.69%  $19,535     3.93%  $19,477    0.55%     $16,642
   10/31/1996    1.23%    $23,073     0.40%  $19,613     0.72%  $19,617    1.98%     $16,971
   11/30/1996    5.92%    $24,439     5.35%  $20,662     5.62%  $20,720    1.43%     $17,214
   12/31/1996    0.67%    $24,602    -1.45%  $20,363    -1.58%  $20,392   -0.70%     $17,093
   01/31/1997    3.80%    $25,536     1.68%  $20,705     1.22%  $20,641   -2.50%     $16,666
   02/28/1997    0.99%    $25,789     1.36%  $20,986     1.17%  $20,883   -0.69%     $16,551
   03/31/1997   -1.04%    $25,522    -2.00%  $20,567    -1.96%  $20,473   -0.76%     $16,425
   04/30/1997    1.10%    $25,802     3.21%  $21,227     3.29%  $21,147   -0.56%     $16,333
   05/31/1997    5.67%    $27,265     5.97%  $22,494     6.19%  $22,456    2.36%     $16,719
   06/30/1997     4.0%    $28,358     5.12%  $23,646     5.00%  $23,579    1.14%     $16,909
   07/31/1997     5.8%    $30,011     4.52%  $24,715     4.62%  $24,668   -0.37%     $16,847
   08/31/1997    -4.7%    $28,600    -7.02%  $22,980    -6.67%  $23,023   -0.12%     $16,826
   09/30/1997     6.9%    $30,584     5.33%  $24,204     5.45%  $24,277    2.22%     $17,200
   10/31/1997    -7.5%    $28,282    -5.95%  $22,764    -5.25%  $23,003    2.12%     $17,565
   11/30/1997     0.3%    $28,358     1.53%  $23,113     1.79%  $23,415   -1.20%     $17,354
   12/31/1997     0.1%    $28,384     1.31%  $23,415     1.23%  $23,703   -0.11%     $17,335
   01/31/1998    -0.6%    $28,206     2.20%  $23,930     2.80%  $24,366    1.00%     $17,508
   02/28/1998     6.0%    $29,884     6.84%  $25,567     6.78%  $26,018    0.74%     $17,638
   03/31/1998     6.0%    $31,663     4.27%  $26,659     4.24%  $27,121   -0.75%     $17,505
   04/30/1998     1.9%    $32,255     0.94%  $26,910     0.99%  $27,390    1.54%     $17,775
   05/31/1998    -2.9%    $31,326    -1.90%  $26,398    -1.24%  $27,050    0.43%     $17,851
   06/30/1998    -1.2%    $30,936     1.80%  $26,873     2.39%  $27,697    0.28%     $17,901
   07/31/1998     1.7%    $31,448     0.03%  $26,882    -0.15%  $27,655    0.27%     $17,950
   08/31/1998   -18.1%    $25,769   -14.01%  $23,115   -13.32%  $23,972    2.76%     $18,445
   09/30/1998    -1.9%    $25,271     1.99%  $23,575     1.79%  $24,401    5.22%     $19,408
   10/31/1998    11.6%    $28,191     9.13%  $25,728     9.06%  $26,611    2.24%     $19,843
   11/30/1998     5.8%    $29,833     6.07%  $27,290     5.96%  $28,197   -1.13%     $19,618
   12/31/1998     0.9%    $30,115     4.64%  $28,556     4.90%  $29,579    1.88%     $19,987
   01/31/1999    2.37%    $30,829     2.04%  $29,138     2.20%  $30,230   -0.82%     $19,823
   02/28/1999   -5.02%    $29,282    -2.51%  $28,407    -2.65%  $29,429   -3.34%     $19,161
   03/31/1999    5.34%    $30,845     4.50%  $29,685     4.18%  $30,659    0.25%     $19,209
   04/30/1999    8.38%    $33,430     4.32%  $30,968     3.96%  $31,873   -0.03%     $19,203
   05/31/1999   -3.89%    $32,130    -3.53%  $29,875    -3.64%  $30,713   -1.76%     $18,865
   06/30/1999    3.90%    $33,383     4.98%  $31,362     4.68%  $32,150   -1.67%     $18,550
   07/31/1999    0.81%    $33,653    -0.41%  $31,234    -0.29%  $32,057    2.20%     $18,958
   08/31/1999    0.14%    $33,700    -0.12%  $31,196    -0.16%  $32,006    0.26%     $19,008
   09/30/1999   -1.65%    $33,144    -1.08%  $30,859    -0.96%  $31,698    1.44%     $19,281
   10/31/1999   -0.05%    $33,127     5.06%  $32,421     5.21%  $33,350   -0.12%     $19,258
   11/30/1999    4.02%    $34,459     3.11%  $33,429     2.83%  $34,294   -1.19%     $19,029
   12/31/1999    7.09%    $36,902     8.33%  $36,214     8.11%  $37,075   -0.29%     $18,974
   01/31/2000   -3.27%    $35,696    -5.39%  $34,262    -5.72%  $34,954   -1.97%     $18,600
   02/29/2000    1.65%    $36,285     0.34%  $34,378     0.28%  $35,052   -0.50%     $18,507
   03/31/2000    4.01%    $37,740     6.57%  $36,637     6.92%  $37,478    2.91%     $19,046
   04/30/2000   -3.47%    $36,430    -4.49%  $34,992    -4.22%  $35,896   -3.04%     $18,467
   05/31/2000   -0.48%    $36,255    -2.60%  $34,082    -2.52%  $34,992    0.73%     $18,602
   06/30/2000    4.15%    $37,760     3.39%  $35,238     3.38%  $36,174    2.43%     $19,054
   07/31/2000   -0.87%    $37,431    -2.94%  $34,202    -2.80%  $35,161   -1.57%     $18,754
   08/31/2000    1.03%    $37,817     3.11%  $35,265     3.27%  $36,311   -0.72%     $18,619
   09/30/2000   -4.18%    $36,236    -5.49%  $33,329    -5.31%  $34,383   -0.20%     $18,582
   10/31/2000   -1.49%    $35,696    -1.96%  $32,676    -1.66%  $33,812   -1.19%     $18,361
   11/30/2000   -0.76%    $35,425    -6.20%  $30,650    -6.06%  $31,763    2.07%     $18,741
   12/31/2000    4.19%    $36,917     1.67%  $31,162     1.63%  $32,281    3.60%     $19,416

**Sources: Standard and Poor's Micropal; MSCI; J.P. Morgan.
For an index description, please see the Index Definitions following the Fund Summaries.

                         Past performance does not guarantee future results.

Templeton Asset Strategy Fund - Class 2

   We are replacing the MSCI World Index with the MSCI All Country World Free Index because it includes emerging markets, which are also represented in the Fund's portfolio. Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

108
Page

                      SUPPLEMENT DATED DECEMBER 29, 2000
                             TO THE PROSPECTUS FOR
             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                               DATED MAY 1, 2000

     The prospectus, with respect to TEMPLETON ASSET STRATEGY FUND, is amended with the following changes, which will become effective March 1, 2001:

I.      (Page TA-1) Replace the last paragraph of the section "Main Investments" under "Goals and Strategies" with the following:

        The fund's debt investments will focus on "investment grade" securities. These are issues rated in the top four rating categories (AAA to BBB) by independent rating agencies such as Standard & Poor's Ratings Group
        (S&P(R)) or Moody's Investors Service, Inc. (Moody's(R)) or, if unrated, determined by the fund's manager to be comparable. The fund may also invest up to 30% of its net assets in high yield, lower rated debt securities
        ("junk bonds") and may invest up to 10% in debt securities that are in default at the time of purchase. These are issues that are rated B or lower, or if unrated, determined by the fund's manager to be comparable. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis.

II.     (Page TA-2) Replace the "Credit" section under "Main Risks" with the following:

        CREDIT An issuer may be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact fund performance.

        Lower-rated securities Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and to be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment in a defaulted bond.

        The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

               Please keep this supplement for future reference.

                                                                             109

Page

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

110

Page

                              TEMPLETON DEVELOPING MARKETS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Developing Markets Securities Fund (formerly Templeton Developing Markets Fund) seeks long-term capital appreciation. The Fund invests primarily in emerging market equity securities.
--------------------------------------------------------------------------------

This annual report for Templeton Developing Markets Securities Fund covers the period ended December 31, 2000. During the year, many emerging market economies benefited from positive events.

Asia continued to attract foreign investment during the year as economic recovery in most countries continued. South Korean president Kim Dae-jung's tireless efforts in bringing together the two Koreas bore fruit as South Korean companies expanded their business to the north. Although the latest Hyundai Group restructuring did arouse concern, it also brought to the forefront the need for corporate reforms. While the Korean government made some progress this year, we anticipate further changes ahead. In Hong Kong, we believe the city's reputation as a world-class financial center, its history of competent financial management and strong adherence to law continue to make for an attractive investment opportunity. In China, breakthrough World Trade Organization talks led to agreements on import tariff quotas and expanded legal rights for foreign companies. Meanwhile, in an encouraging development, the U.S. Senate granted permanent normal trading relations to China.

In Latin America, Mexico continued to display strong fundamentals during the year, including a 7.3% industrial production increase and double-digit import and export growth in October. High oil prices positively impacted government finances, improving income levels boosted results for domestic sector companies, and the country cleared its outstanding debt with the International Monetary Fund (IMF). Also, President Vicente Fox announced that tax reform will be a major component of his administration. Brazil continued its efforts to attract foreign investment by reducing taxes and red-tape restrictions and by streamlining foreign exchange laws. Citing economic growth and low inflation, Moody's Investors Service, an independent rating agency, raised the country's credit rating, thus restoring Brazil's rating to its level prior to the 1999 currency devaluation. Brazil also completed the largest ever emerging market debt exchange, swapping over US$5 billion worth of Brady bonds for new 40-year global bonds. In Argentina, despite a US$7.4 billion standby facility arrangement with

This chart in pie format shows the geographic distribution of Templeton Developing Markets Securities Fund as a percentage of total net assets on 12/31/00.

Asia                              35.9%
Latin America                     21.9%
Mid-East/Africa                   15.3%
Europe                            12.3%
Short-Term Investments
& Other Net Assets                14.6%

                                                                             111
Page

Top 10 Countries
Templeton Developing Markets
Securities Fund
12/31/00

                    % of Total
                    Net Assets
------------------------------
   South Africa        12.9%

   Mexico               9.7%

   Brazil               8.3%

   South Korea          6.6%

   Thailand             6.1%

   Poland               5.5%

   Turkey               5.2%

   Hong Kong            4.9%

   Singapore            4.4%

   Indonesia            3.1%

the IMF in the first half of the year, concerns surrounding the country's high debt position appeared to resurface in November. These concerns, combined with the brief period of political instability following the vice president's resignation, contributed to that country's stock market decline. In a positive development, the approval of an IMF-led US$39.7 billion rescue package, which included US$10 billion from local banks, could improve investor confidence in the country.

In South Africa, companies began to see the benefits of recent efforts to streamline operations and increase competitiveness on an international level. In a favorable development, the government announced its intention to accelerate the privatization of state-owned companies and raise at least US$6 billion by 2004, primarily through foreign direct investment.

During the 12-month reporting period, Southern and Eastern European countries undertook various reforms seeking to ensure their accession into the European Union. In Turkey, a short-term banking crisis in December led to a US$10 billion IMF loan package and government measures to strengthen the banking system and speed up privatization. In Russia, President Putin continued his battle to push through economic and political reforms, the impact of which remains to be seen. Meanwhile high oil prices worldwide bolstered the country's exports, which grew 34% in September.

Unfortunately, the year began on a promising note for emerging market equities that was not realized. The Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index gained 2.42% in the first quarter, largely on the impetus of information technology stocks, whose strength favorably impacted other industries. As we expected, the second quarter brought about heavy technology stock corrections, discouraging investors across the board and contributing to the MSCI EMF Index's 10.16% loss. In the third quarter, investors began to recuperate from these losses and rediscover value investing in old economy stocks. However, momentum slowed as the 10-year high in global oil prices took its toll on the markets and the MSCI EMF Index fell 13.00%. Signs of slowing U.S. growth also played a part in the volatility experienced in some markets, with the MSCI EMF Index further declining 13.32% in the fourth quarter. Historically, there has not been a strong correlation between U.S. and emerging market performance. However, during the recent U.S. technology stock boom, emerging market indexes seemed to move in tandem with those in the U.S., particularly the Nasdaq Composite Index. This short-term

112
Page

correlation began to decline near the period's end. For the year under review, emerging markets delivered generally disappointing returns and the MSCI EMF Index fell 30.61%.(1)

Templeton Developing Markets Securities Fund seeks attractive bargains in emerging-market countries and regions where we see promising opportunities. In Asia, we used recent downturn periods to build long-term positions cheaply. We continue to favor South Africa due, in our opinion, to the market's growth potential and the generally high quality of the country's company managements. We believe that South Africa's policies will build long-term stability, as indicated by improving trade policies, strict monetary policies and a 10-year low budget deficit. As of year-end, South African holdings constituted the greatest proportion of the portfolio at 12.9% of total net assets, followed by Mexico (9.7%), Brazil (8.3%) and South Korea (6.6%). We invested predominantly in banking, telecommunications, and oil and gas.

We expect turbulence to continue in most emerging markets over the short term, as investors recuperate from this year's losses and become more cautious, especially in the heavily corrected technology sector. Expectations for lower U.S. interest rates could boost some markets, especially in Asia and Latin America as well as interest-rate sensitive sectors such as real estate. In any case, with economic recovery in most regions well on its way, we feel that the present equity discounts are unwarranted. Thus, we will continue to use these opportunities to build positions in what we believe to be cheap value stocks.

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

Top 10 Holdings
Templeton Developing Markets
Securities Fund
12/31/00

  Company                          % of Total
  Industry, Country                Net Assets
---------------------------------------------
   Grupo Financiero
   Banamex Accival
   SA de CV                             4.1%
   Banks, Mexico

   Cemex SA                             3.2%
   Construction Materials,
   Mexico

   Cheung Kong
   Holdings Ltd.                        3.2%
   Real Estate, Hong Kong

   Centrias Eletricas
   Brasileiras SA (Eletrobras)          3.0%
   Electric Utilities, Brazil

   Akbank                               2.0%
   Banks, Turkey

   Banco Bradesco SA, pfd.              2.0%
   Banks, Brazil

   South African
   Breweries PLC                        1.8%
   Beverages, South Africa

   Sasol Ltd.                           1.7%
   Oil & Gas, South Africa

   Samsung Electronics Co.
   Ltd.                                 1.7%
   Semiconductor
   Equipment & Products,
   South Korea

   Anglo American PLC                   1.6%
   Metals & Mining, South
   Africa

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                             113
Page

Of course, investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. For example, Hong Kong's equity market has increased 763% in the past 15 years, but has suffered 5 quarterly declines of more than 20% during that time.(2) While short-term volatility can be disconcerting, declines of more than 50% are not unusual in emerging markets. The Fund's definition of "emerging markets" as used by the Fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds. These special risks and other considerations are discussed in the Fund's prospectus.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

(2). Source: Hang Seng Index. The Hang Seng Index is the main indicator of stock market performance in Hong Kong. Based on quarterly percentage price change over 15 years ended 12/31/00. Market return is measured in U.S.-dollar terms and does not include reinvested dividends.

114
Page

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Developing Markets Securities Fund - Class 1*
Periods ended 12/31/00
                                                                                       Since
                                                                                     Inception
                                                               1-Year      3-Year     (3/4/96)
--------------------------------------------------------------------------------------------------
 Average Annual Total Return                                 -31.76%       -6.02%      -11.52%
 Cumulative Total Return                                     -31.76%      -17.00%      -44.60%
 Value of $10,000 Investment                                  $6,824       $8,300       $5,540

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Developing Markets Fund.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (3/4/96-12/31/00)

The graph compares the performance of Templeton Developing Markets Securities Fund - Class 1, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index and the S&P/International Finance Corporation (IFC) Investable Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton Developing Markets Securities Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the MSCI Emerging Markets Free Index* and S&P/IFC Investable Composite Index* from 3/4/96-12/31/00.

                       Templeton Developing      MSCI Emerging Markets          S&P/IFC Investable
                  Markets Securities Fund -                 Free Index             Composite Index
                                    Class I

              --------------------------------------------------------------------------------------
     03/04/1996                     $10,000                     $10,000                     $10,000
     03/31/1996                     $10,020         0.68%       $10,068         1.25%       $10,125
     04/30/1996                      $9,980         4.00%       $10,471         4.04%       $10,534
     05/31/1996                     $10,010        -0.45%       $10,424        -0.88%       $10,442
     06/30/1996                      $9,800         0.62%       $10,488         1.17%       $10,564
     07/31/1996                      $9,250        -6.83%        $9,772        -6.56%        $9,871
     08/31/1996                      $9,250         2.56%       $10,022         3.09%       $10,176
     09/30/1996                      $9,370         0.87%       $10,109         1.48%       $10,327
     10/31/1996                      $9,140        -2.67%        $9,839        -2.15%       $10,105
     11/30/1996                      $9,460         1.68%       $10,005         1.48%       $10,254
     12/31/1996                      $9,430         0.45%       $10,050         0.44%       $10,299
     01/31/1997                     $10,110         6.82%       $10,735         7.07%       $11,027
     02/28/1997                     $10,349         4.28%       $11,194         4.88%       $11,566
     03/31/1997                     $10,138        -2.63%       $10,900        -2.46%       $11,281
     04/30/1997                      $9,896         0.18%       $10,920        -1.69%       $11,090
     05/31/1997                      $9,816         2.86%       $11,232         3.40%       $11,467
     06/30/1997                      $9,987         5.35%       $11,833         4.32%       $11,963
     07/31/1997                     $10,369         1.49%       $12,009         0.97%       $12,079
     08/31/1997                      $9,373       -12.72%       $10,482       -12.76%       $10,538
     09/30/1997                      $9,614         2.77%       $10,772         3.25%       $10,880
     10/31/1997                      $7,873       -16.41%        $9,004       -16.44%        $9,091
     11/30/1997                      $7,077        -3.65%        $8,676        -4.74%        $8,660
     12/31/1997                      $6,675         2.41%        $8,885         1.42%        $8,783
     01/31/1998                      $6,262        -7.84%        $8,188        -6.58%        $8,205
     02/28/1998                      $6,977        10.44%        $9,043        10.21%        $9,043
     03/31/1998                      $7,139         4.34%        $9,435         3.92%        $9,398
     04/30/1998                      $6,902        -1.09%        $9,333         0.25%        $9,421
     05/31/1998                      $5,822       -13.70%        $8,054       -12.47%        $8,246
     06/30/1998                      $5,113       -10.49%        $7,209       -10.22%        $7,404
     07/31/1998                      $5,143         3.17%        $7,438         3.98%        $7,698
     08/31/1998                      $3,950       -28.91%        $5,287       -28.11%        $5,534
     09/30/1998                      $4,166         6.34%        $5,623         4.75%        $5,797
     10/31/1998                      $4,763        10.53%        $6,215        11.58%        $6,468
     11/30/1998                      $5,370         8.32%        $6,732         7.53%        $6,956
     12/31/1998                      $5,277        -1.45%        $6,634        -1.50%        $6,851
     01/31/1999                      $5,082        -1.61%        $6,527        -2.42%        $6,685
     02/28/1999                      $4,999         0.97%        $6,591         1.78%        $6,804
     03/31/1999                      $5,705        13.18%        $7,459        11.67%        $7,599
     04/30/1999                      $6,948        12.37%        $8,382        13.63%        $8,634
     05/31/1999                      $6,760        -0.58%        $8,333        -1.79%        $8,480
     06/30/1999                      $7,554        11.35%        $9,279        10.90%        $9,404
     07/31/1999                      $7,042        -2.72%        $9,027        -1.43%        $9,269
     08/31/1999                      $6,781         0.91%        $9,109         1.08%        $9,370
     09/30/1999                      $6,436        -3.38%        $8,801        -2.78%        $9,109
     10/31/1999                      $6,614         2.13%        $8,989         1.70%        $9,264
     11/30/1999                      $7,042         8.97%        $9,795         8.99%       $10,097
     12/31/1999                      $8,119        12.72%       $11,041        13.40%       $11,450
     01/31/2000        -3.86%        $7,805         0.60%       $11,107        -0.01%       $11,449
     02/29/2000        -3.78%        $7,510         1.32%       $11,254        -0.08%       $11,439
     03/31/2000         0.70%        $7,563         0.49%       $11,309         1.44%       $11,604
     04/30/2000        -9.87%        $6,816        -9.48%       $10,237       -10.21%       $10,419
     05/31/2000        -7.59%        $6,299        -4.13%        $9,814        -2.78%       $10,130
     06/30/2000         7.04%        $6,742         3.52%       $10,159         2.82%       $10,415
     07/31/2000        -3.76%        $6,489        -5.14%        $9,637        -4.80%        $9,915
     08/31/2000         2.11%        $6,626         0.49%        $9,684         0.38%        $9,953
     09/30/2000        -9.55%        $5,993        -8.73%        $8,839        -8.94%        $9,063
     10/31/2000        -8.10%        $5,508        -7.25%        $8,198        -8.09%        $8,330
     11/30/2000        -4.79%        $5,244        -8.74%        $7,482        -8.83%        $7,595
     12/31/2000         5.63%        $5,540         2.41%        $7,662         2.90%        $7,815

**Sources: MSCI; Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

                          Past performance does not guarantee future results.

Templeton Developing Markets Securities Fund Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                             115
Page

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Developing Markets Securities Fund - Class 2*
Periods ended 12/31/00
                                                                                                   Since      Since Class 2
                                                                                               Inception       Inception
                                                                  1-Year          3-Year       (3/4/96)         (5/1/97)
                                                          ---------------- --------------- ---------------- ---------------
 Average Annual Total Return                                   -32.04%           -6.31%         -11.71%          -14.92%
 Cumulative Total Return                                       -32.04%          -17.75%         -45.18%          -44.72%
 Value of $10,000 Investment                                    $6,796           $8,225          $5,482           $5,528

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Developing Markets Fund. Additionally, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (3/4/96-12/31/00)

The graph compares the performance of Templeton Developing Markets Securities Fund - Class 2*, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index and the S&P/International Finance Corporation (IFC) Investable Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton Developing Markets Securities Fund - Class 2*, as tracked by the growth in value of a $10,000 investment, to that of the MSCI Emerging Markets Free Index** and S&P/IFC Investable Composite Index** from 3/4/96-12/31/00.

                            Templeton Developing Markets            MSCI Emerging           S&P/IFC
                              Securities Fund - Class II       Markets Free Index        Investable
                                                                                          Composite
                                                                                              Index
                ------------------------------------------------------------------------------------
     03/04/1996                     $10,000                     $10,000                     $10,000
     03/31/1996                     $10,020         0.68%       $10,068     1.25%           $10,125
     04/30/1996                      $9,980         4.00%       $10,471     4.04%           $10,534
     05/31/1996                     $10,010        -0.45%       $10,424    -0.88%           $10,442
     06/30/1996                      $9,800         0.62%       $10,488     1.17%           $10,564
     07/31/1996                      $9,250        -6.83%        $9,772    -6.56%            $9,871
     08/31/1996                      $9,250         2.56%       $10,022     3.09%           $10,176
     09/30/1996                      $9,370         0.87%       $10,109     1.48%           $10,327
     10/31/1996                      $9,140        -2.67%        $9,839    -2.15%           $10,105
     11/30/1996                      $9,460         1.68%       $10,005     1.48%           $10,254
     12/31/1996                      $9,430         0.45%       $10,050     0.44%           $10,299
     01/31/1997                     $10,110         6.82%       $10,735     7.07%           $11,027
     02/28/1997                     $10,349         4.28%       $11,194     4.88%           $11,566
     03/31/1997                     $10,138        -2.63%       $10,900    -2.46%           $11,281
     04/30/1997                      $9,896         0.18%       $10,920    -1.69%           $11,090
     05/31/1997                      $9,816         2.86%       $11,232     3.40%           $11,467
     06/30/1997                      $9,977         5.35%       $11,833     4.32%           $11,963
     07/31/1997                     $10,369         1.49%       $12,009     0.97%           $12,079
     08/31/1997                      $9,363       -12.72%       $10,482   -12.76%           $10,538
     09/30/1997                      $9,604         2.77%       $10,772     3.25%           $10,880
     10/31/1997                      $7,863       -16.41%        $9,004   -16.44%            $9,091
     11/30/1997                      $7,067        -3.65%        $8,676    -4.74%            $8,660
     12/31/1997                      $6,665         2.41%        $8,885     1.42%            $8,783
     01/31/1998                      $6,252        -7.84%        $8,188    -6.58%            $8,205
     02/28/1998                      $6,967        10.44%        $9,043    10.21%            $9,043
     03/31/1998                      $7,123         4.34%        $9,435     3.92%            $9,398
     04/30/1998                      $6,887        -1.09%        $9,333     0.25%            $9,421
     05/31/1998                      $5,808       -13.70%        $8,054   -12.47%            $8,246
     06/30/1998                      $5,098       -10.49%        $7,209   -10.22%            $7,404
     07/31/1998                      $5,129         3.17%        $7,438     3.98%            $7,698
     08/31/1998                      $3,947       -28.91%        $5,287   -28.11%            $5,534
     09/30/1998                      $4,153         6.34%        $5,623     4.75%            $5,797
     10/31/1998                      $4,739        10.53%        $6,215    11.58%            $6,468
     11/30/1998                      $5,345         8.32%        $6,732     7.53%            $6,956
     12/31/1998                      $5,263        -1.45%        $6,634    -1.50%            $6,851
     01/31/1999                      $5,057        -1.61%        $6,527    -2.42%            $6,685
     02/28/1999                      $4,975         0.97%        $6,591     1.78%            $6,804
     03/31/1999                      $5,680        13.18%        $7,459    11.67%            $7,599
     04/30/1999                      $6,910        12.37%        $8,382    13.63%            $8,634
     05/31/1999                      $6,722        -0.58%        $8,333    -1.79%            $8,480
     06/30/1999                      $7,514        11.35%        $9,279    10.90%            $9,404
     07/31/1999                      $7,003        -2.72%        $9,027    -1.43%            $9,269
     08/31/1999                      $6,732         0.91%        $9,109     1.08%            $9,370
     09/30/1999                      $6,399        -3.38%        $8,801    -2.78%            $9,109
     10/31/1999                      $6,576         2.13%        $8,989     1.70%            $9,264
     11/30/1999                      $7,003         8.97%        $9,795     8.99%           $10,097
     12/31/1999                      $8,066        12.72%       $11,041    13.40%           $11,450
     01/31/2000    -3.88%            $7,753         0.60%       $11,107    -0.01%           $11,449
     02/29/2000    -3.79%            $7,460         1.32%       $11,254    -0.08%           $11,439
     03/31/2000     0.56%            $7,501         0.49%       $11,309     1.44%           $11,604
     04/30/2000    -9.85%            $6,762        -9.48%       $10,237   -10.21%           $10,419
     05/31/2000    -7.61%            $6,248        -4.13%        $9,814    -2.78%           $10,130
     06/30/2000     7.06%            $6,689         3.52%       $10,159     2.82%           $10,415
     07/31/2000    -3.77%            $6,437        -5.14%        $9,637    -4.80%            $9,915
     08/31/2000     2.12%            $6,573         0.49%        $9,684     0.38%            $9,953
     09/30/2000    -9.58%            $5,943        -8.73%        $8,839    -8.94%            $9,063
     10/31/2000    -8.13%            $5,460        -7.25%        $8,198    -8.09%            $8,330
     11/30/2000    -4.81%            $5,198        -8.74%        $7,482    -8.83%            $7,595
     12/31/2000     5.45%            $5,482         2.41%        $7,662     2.90%            $7,815

**Sources: MSCI; Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

                          Past performance does not guarantee future results.

Templeton Developing Markets Securities
Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

116
Page
                                   TEMPLETON GLOBAL INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Templeton Global Income Securities Fund seeks high, current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. The Fund invests primarily in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies of any nation, including emerging markets. The Fund may also invest in lower-rated "junk bonds."
--------------------------------------------------------------------------------

At the beginning of the year, in our view investors continued to lose their optimism that interest rates would head lower, mostly because of upward revisions of global economic growth forecasts but also partly due to the potential negative effect of higher oil prices on inflation. The improved economic outlook was expected to result in higher commodity prices, capacity utilization rates and employment rates, all of which would add to inflationary pressures and tighter monetary policy stances by the world's central banks. Thus, the positive trend in global growth led to the consensus view that the industrial economies, except perhaps for Japan, had reached the bottom of their respective interest-rate cycles. However, during the second half of the period, inflation expectations waned as oil prices somewhat stabilized, albeit at higher levels, and economic data began to indicate growth rates were converging toward more sustainable levels going forward.

During the 12 months ended December 31, 2000, the J.P. Morgan Global Government Bond Index (JPM GGBI), a benchmark index for global government bonds, posted a positive return of 8.26% in local- currency terms.(1) However, a stronger U.S. dollar during the period resulted in lower returns for the global index in U.S.-dollar terms, and the JPM GGBI only rose 2.34% by this measure. The J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a positive 13.93% return for the period.(2)

The U.S. Treasury yield curve became inverted with shorter-term bonds offering higher yields than longer-term bonds during the reporting period. Short-term interest rates moved upward as the Federal Reserve

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

(2). Source: Standard and Poor's Micropal. The J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer. As of 12/31/00, the index included 104 issues with a market value of US$1,611 billion.

This chart shows in pie format the geographic distribution of Templeton Global Income Securities Fund based on total net assets on 12/31/00.

Europe                                        51.7%
North America                                 21.4%
Latin America                                 11.4%
Australia/New Zealand                          6.8%
Asia                                           0.9%
Short-term Investments
& Other Net Assets                             7.8%

                                                                             117
Page

Board increased the federal funds target rate, and long-term rates moved downward due to the U.S. Treasury's 30-year Treasury bond buyback program. The latter contributed to generally positive returns for the U.S. bond market.

European bonds rose 7.55% in local-currency terms, as all European bond markets offered positive returns. The Euroland (the 11 countries making up the European Monetary Union or EMU) bond market also posted positive returns, but principally due to interest payments obtained from holding such bonds, which offset their price declines. The Euroland benchmark yield curve flattened during the period, as short-term rates increased mainly due to the European Central Bank's raising its reference interest rate and longer-term rates staying relatively unchanged. The EMU bond index rose 7.17% in euro terms, also despite monetary policy tightening, in this case by the European Central Bank, as German, Italian, French and Spanish bonds increased in value during the year under review.(3)

Elsewhere, the Japanese index climbed 2.27% for the 12-month period, despite a 25 basis point (0.25%) increase in short-term interest rates by the Bank of Japan in August.(3) The dollar-bloc bond markets (Australia, Canada and New Zealand) performed favorably as inflation concerns were apparently less severe in these countries. Although they outperformed the global bond markets in local terms, they underperformed that of the U.S. in local-currency terms.

Emerging market bond prices rose during the 12-month period, mostly as a result of higher commodity prices and continued strength in the U.S. equity market. The former helped to improve export revenues and, hence, the external debt repayment capacity of the issuing countries. The latter seemed to reduce the level of risk aversion among investors and thus increased their appetite for emerging market bonds. As a result, the J.P. Morgan Emerging Market Bond Global Index increased 14.41% in U.S.-dollar terms during the period.(4) Russian bonds were the best performers, rising 54.85% in U.S.-dollar terms, as they recovered primarily due to improved credit fundamentals and the successful restructuring of defaulted bonds as the government reached an agreement with bondholders through London Club negotiations.

(3). Source: J.P. Morgan, Government Bond Index Monitor.

(4). Source: Standard and Poor's Micropal. The J.P. Morgan Emerging Market Bond Global Index (EMBI) tracks total returns for external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external currency denominated Brady bonds, loans, Eurobonds and local markets instruments.

118
Page

During the period under review, Templeton Global Income Securities Fund attempted to maximize its return by allocating approximately 85%-90% of its assets to intermediate- and long-term global investment-grade bonds and approximately 10%-15% of its assets to the highest quality and most liquid, below investment-grade bonds available in emerging markets. We believed that this combination of bonds offered the opportunity for higher returns at the cost of only modestly higher volatility. Our allocation to emerging markets added positively to the Fund's performance for the period, as emerging market country bonds outperformed higher-quality industrial market bonds over the 12 months.

The Fund's overall allocation changed slightly during the period. On December 31, 2000, the Fund had 21.4% of total net assets in North America, down slightly from 23.8% at the beginning of the period, principally due to a smaller U.S. position, which declined from 20.2% on December 31, 1999, to 19.0% at end of the period. Although the overall European allocation increased only slightly to 51.7% at the end of the period, from 47.8% on December 31, 1999, we made quite a few changes within Europe during the period. We initiated new positions in Germany and France, while decreasing holdings in Italy and Spain. Elsewhere, we increased the allocation to New Zealand, Brazil and Venezuela.

Looking forward, we believe that global inflation will likely be quite tame in the period ahead and that global economic growth should continue to be slightly higher than the historical averages. This is a favorable environment for high-quality bonds, which makes the portfolio management team positive for the Fund's outlook going forward. We believe that the Fund's emerging market positions in particular will continue to offer attractive return opportunities for the portfolio.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                                                                             119
Page

Templeton Global Income Securities Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Global Income Securities Fund - Class 1
Periods ended 12/31/00

                                                                        Since
                                                                     Inception
                                  1-Year      5-Year      10-Year    (1/24/89)
------------------------------------------------------------------------------
 Average Annual Total Return     +4.32%        +3.41%    +5.34%       +6.06%
 Cumulative Total Return         +4.32%       +18.24%   +68.21%     +101.92%

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Templeton Global Income Securities Fund - Class 1 and the J.P. Morgan Global Government Bond Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton Global Income Securities Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the J.P. Morgan Global Government Bond Index* and CPI* from 1/1/91-12/31/00.

                                      Templeton Global           J.P. Morgan Global        CPI
                                Income Securities Fund        Government Bond Index
                                             - Class I
                           --------------------------------------------------------------------
      01/01/1991                     $10,000                     $10,000               $10,000
      01/31/1991     1.19%           $10,119     2.27%           $10,227     0.60%     $10,060
      02/28/1991     2.18%           $10,340     0.09%           $10,236     0.15%     $10,075
      03/31/1991    -2.13%           $10,119    -3.13%            $9,916     0.15%     $10,090
      04/30/1991     1.43%           $10,263     0.26%            $9,942     0.15%     $10,105
      05/31/1991     1.16%           $10,382     1.04%           $10,045     0.30%     $10,136
      06/30/1991    -0.83%           $10,295    -1.34%            $9,910     0.29%     $10,165
      07/31/1991     1.99%           $10,500     2.11%           $10,119     0.15%     $10,180
      08/31/1991     0.34%           $10,536     2.08%           $10,330     0.29%     $10,210
      09/30/1991     2.65%           $10,815     3.65%           $10,707     0.44%     $10,255
      10/31/1991     1.32%           $10,958     0.99%           $10,813     0.15%     $10,270
      11/30/1991    -0.16%           $10,940     1.62%           $10,988     0.29%     $10,300
      12/31/1991     2.69%           $11,234     4.52%           $11,485     0.07%     $10,307
      01/31/1992    -0.19%           $11,213    -1.45%           $11,318     0.15%     $10,323
      02/29/1992     0.03%           $11,216    -0.29%           $11,286     0.36%     $10,360
      03/31/1992     0.08%           $11,225    -0.93%           $11,181     0.51%     $10,413
      04/30/1992     0.95%           $11,332     0.84%           $11,274     0.14%     $10,427
      05/31/1992     1.97%           $11,555     2.84%           $11,595     0.14%     $10,442
      06/30/1992    -0.02%           $11,553     2.73%           $11,911     0.36%     $10,479
      07/31/1992     1.05%           $11,674     2.21%           $12,174     0.21%     $10,501
      08/31/1992    -1.20%           $11,534     2.66%           $12,498     0.28%     $10,531
      09/30/1992    -4.69%           $10,993    -0.10%           $12,486     0.28%     $10,560
      10/31/1992     2.12%           $11,227    -2.50%           $12,174     0.35%     $10,597
      11/30/1992    -1.66%           $11,040    -1.77%           $11,958     0.14%     $10,612
      12/31/1992     1.35%           $11,189     0.94%           $12,071    -0.07%     $10,605
      01/31/1993     0.75%           $11,273     1.70%           $12,276     0.49%     $10,657
      02/28/1993     1.49%           $11,441     1.61%           $12,473     0.35%     $10,694
      03/31/1993     3.02%           $11,786     1.54%           $12,665     0.35%     $10,731
      04/30/1993     3.01%           $12,140     1.82%           $12,896     0.28%     $10,761
      05/31/1993     1.61%           $12,336     0.67%           $12,982     0.14%     $10,776
      06/30/1993    -0.21%           $12,310     0.05%           $12,989     0.14%     $10,791
      07/31/1993     0.32%           $12,350     0.04%           $12,994     0.00%     $10,791
      08/31/1993     2.22%           $12,624     2.96%           $13,379     0.28%     $10,822
      09/30/1993    -0.31%           $12,585     1.06%           $13,521     0.21%     $10,844
      10/31/1993     2.34%           $12,879    -0.05%           $13,514     0.41%     $10,889
      11/30/1993    -1.98%           $12,624    -0.73%           $13,415     0.07%     $10,897
      12/31/1993     3.42%           $13,056     1.02%           $13,552     0.00%     $10,897
      01/31/1994     1.88%           $13,301     0.94%           $13,679     0.27%     $10,926
      02/28/1994    -2.29%           $12,997    -1.10%           $13,529     0.34%     $10,963
      03/31/1994    -3.02%           $12,605    -0.46%           $13,467     0.34%     $11,000
      04/30/1994    -0.08%           $12,595    -0.09%           $13,455     0.14%     $11,016
      05/31/1994     0.39%           $12,644    -0.82%           $13,344     0.07%     $11,023
      06/30/1994    -4.00%           $12,139     1.19%           $13,503     0.34%     $11,061
      07/31/1994     1.59%           $12,332     0.94%           $13,630     0.27%     $11,091
      08/31/1994     0.83%           $12,434    -0.26%           $13,594     0.40%     $11,135
      09/30/1994    -0.08%           $12,424     0.49%           $13,661     0.27%     $11,165
      10/31/1994     0.59%           $12,497     1.50%           $13,866     0.07%     $11,173
      11/30/1994     0.00%           $12,497    -1.26%           $13,691     0.13%     $11,188
      12/31/1994    -0.73%           $12,405     0.23%           $13,723     0.00%     $11,188
      01/31/1995    -0.66%           $12,324     2.02%           $14,000     0.40%     $11,232
      02/28/1995     1.57%           $12,517     2.58%           $14,361     0.40%     $11,277
      03/31/1995     1.79%           $12,741     5.09%           $15,092     0.33%     $11,314
      04/30/1995     2.24%           $13,026     1.59%           $15,332     0.33%     $11,352
      05/31/1995     2.42%           $13,341     2.79%           $15,760     0.20%     $11,375
      06/30/1995     0.45%           $13,401     0.63%           $15,859     0.20%     $11,397
      07/31/1995     0.63%           $13,486     0.47%           $15,934     0.00%     $11,397
      08/31/1995    -1.25%           $13,317    -2.78%           $15,491     0.26%     $11,427
      09/30/1995     2.22%           $13,612     2.25%           $15,839     0.20%     $11,450
      10/31/1995     1.63%           $13,834     0.98%           $15,995     0.33%     $11,488
      11/30/1995     0.84%           $13,951     1.12%           $16,174    -0.07%     $11,480
      12/31/1995     1.97%           $14,225     1.24%           $16,374    -0.07%     $11,471
      01/31/1996    -0.45%           $14,162    -1.03%           $16,206     0.59%     $11,539
      02/29/1996    -1.19%           $13,993    -0.58%           $16,112     0.32%     $11,576
      03/31/1996     0.30%           $14,035    -0.15%           $16,087     0.52%     $11,636
      04/30/1996     0.75%           $14,141    -0.37%           $16,028     0.39%     $11,682
      05/31/1996     0.52%           $14,215     0.10%           $16,044     0.19%     $11,704
      06/30/1996     1.34%           $14,406     0.87%           $16,184     0.06%     $11,711
      07/31/1996     0.40%           $14,463     1.84%           $16,481     0.19%     $11,733
      08/31/1996     1.27%           $14,647     0.42%           $16,551     0.19%     $11,755
      09/30/1996     1.56%           $14,876     0.55%           $16,642     0.32%     $11,793
      10/31/1996     2.00%           $15,173     1.98%           $16,971     0.32%     $11,831
      11/30/1996     2.42%           $15,540     1.43%           $17,214     0.19%     $11,853
      12/31/1996     0.37%           $15,597    -0.70%           $17,093     0.00%     $11,853
      01/31/1997    -1.25%           $15,402    -2.50%           $16,666     0.32%     $11,891
      02/28/1997    -0.45%           $15,334    -0.69%           $16,551     0.31%     $11,928
      03/31/1997    -0.37%           $15,276    -0.76%           $16,425     0.25%     $11,958
      04/30/1997     0.52%           $15,357    -0.56%           $16,333     0.12%     $11,972
      05/31/1997     0.82%           $15,482     2.36%           $16,719    -0.06%     $11,965
      06/30/1997     1.08%           $15,650     1.14%           $16,909     0.12%     $11,979
      07/31/1997     0.71%           $15,761    -0.37%           $16,847     0.12%     $11,994
      08/31/1997    -0.31%           $15,712    -0.12%           $16,826     0.19%     $12,017
      09/30/1997     1.88%           $16,008     2.22%           $17,200     0.25%     $12,047
      10/31/1997    -1.23%           $15,810     2.12%           $17,565     0.25%     $12,077
      11/30/1997     0.39%           $15,872    -1.20%           $17,354    -0.06%     $12,069
      12/31/1997     0.70%           $15,983    -0.11%           $17,335    -0.12%     $12,055
      01/31/1998     1.16%           $16,168     1.00%           $17,508     0.19%     $12,078
      02/28/1998     0.99%           $16,328     0.74%           $17,638     0.19%     $12,101
      03/31/1998     0.45%           $16,402    -0.75%           $17,505     0.19%     $12,124
      04/30/1998     0.23%           $16,439     1.54%           $17,775     0.18%     $12,146
      05/31/1998    -0.15%           $16,414     0.43%           $17,851     0.18%     $12,168
      06/30/1998    -0.03%           $16,410     0.28%           $17,901     0.12%     $12,182
      07/31/1998     0.24%           $16,450     0.27%           $17,950     0.12%     $12,197
      08/31/1998    -4.28%           $15,745     2.76%           $18,445     0.12%     $12,211
      09/30/1998     5.32%           $16,583     5.22%           $19,408     0.12%     $12,226
      10/31/1998     2.08%           $16,929     2.24%           $19,843     0.24%     $12,255
      11/30/1998     0.86%           $17,075    -1.13%           $19,618     0.00%     $12,255
      12/31/1998     0.23%           $17,115     1.88%           $19,987    -0.06%     $12,248
      01/31/1999     0.23%           $17,155    -0.82%           $19,823     0.24%     $12,277
      02/28/1999    -3.57%           $16,543    -3.34%           $19,161     0.12%     $12,292
      03/31/1999     0.56%           $16,636     0.25%           $19,209     0.30%     $12,329
      04/30/1999     0.64%           $16,743    -0.03%           $19,203     0.73%     $12,419
      05/31/1999    -2.14%           $16,384    -1.76%           $18,865     0.00%     $12,419
      06/30/1999    -0.97%           $16,224    -1.67%           $18,550     0.00%     $12,419
      07/31/1999     0.45%           $16,296     2.20%           $18,958     0.30%     $12,456
      08/31/1999    -1.04%           $16,127     0.26%           $19,008     0.24%     $12,486
      09/30/1999     0.79%           $16,254     1.44%           $19,281     0.48%     $12,546
      10/31/1999    -0.43%           $16,183    -0.12%           $19,258     0.18%     $12,569
      11/30/1999    -0.96%           $16,028    -1.19%           $19,029     0.06%     $12,576
      12/31/1999     0.61%           $16,125    -0.29%           $18,974     0.00%     $12,576
      01/31/2000    -1.90%           $15,818    -1.97%           $18,600     0.30%     $12,614
      02/29/2000     0.83%           $15,950    -0.50%           $18,507     0.59%     $12,688
      03/31/2000     1.28%           $16,154     2.91%           $19,046     0.82%     $12,792
      04/30/2000    -2.65%           $15,726    -3.04%           $18,467     0.06%     $12,800
      05/31/2000    -0.28%           $15,682     0.73%           $18,602     0.12%     $12,815
      06/30/2000     2.98%           $16,149     2.43%           $19,054     0.52%     $12,882
      07/31/2000    -0.81%           $16,018    -1.57%           $18,754     0.23%     $12,912
      08/31/2000    -1.18%           $15,829    -0.72%           $18,619     0.00%     $12,912
      09/30/2000    -0.65%           $15,726    -0.20%           $18,582     0.52%     $12,979
      10/31/2000    -1.58%           $15,478    -1.19%           $18,361     0.17%     $13,001
      11/30/2000     2.36%           $15,843     2.07%           $18,741     0.06%     $13,009
      12/31/2000     6.17%           $16,821     3.60%           $19,416    -0.06%     $13,001

*Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

120
Page

Templeton Global Income
Securities Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



Templeton Global Income Securities Fund - Class 2*
Periods ended 12/31/00
                                                                           Since      Since Class 2
                                                                        Inception      Inception
                                   1-Year       5-Year      10-Year     (1/24/89)       (1/6/99)
                               ------------ ------------ ------------ ------------- ---------------
 Average Annual Total Return        +4.14%    +3.31%       +5.29%        +6.02%            -1.35%
 Cumulative Total Return            +4.14%   +17.66%      +67.38%      +100.93%            -2.65%

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Templeton Global Income Securities Fund - Class 2* and the J.P. Morgan Global Government Bond Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton Global Income Securities Fund - Class 2*, as tracked by the growth in value of a $10,000 investment, to that of the J.P. Morgan Global Government Bond Index** and CPI** from 1/1/91-12/31/00.*

                                        Templeton Global         J.P. Morgan Global         CPI
                                Income Securities Fund -      Government Bond Index
                                                Class II
                            --------------------------------------------------------------------
      01/01/1991                      $10,000                     $10,000               $10,000
      01/31/1991      1.19%           $10,119      2.27%          $10,227     0.60%     $10,060
      02/28/1991      2.18%           $10,340      0.09%          $10,236     0.15%     $10,075
      03/31/1991     -2.13%           $10,119     -3.13%           $9,916     0.15%     $10,090
      04/30/1991      1.43%           $10,263      0.26%           $9,942     0.15%     $10,105
      05/31/1991      1.16%           $10,382      1.04%          $10,045     0.30%     $10,136
      06/30/1991     -0.83%           $10,295     -1.34%           $9,910     0.29%     $10,165
      07/31/1991      1.99%           $10,500      2.11%          $10,119     0.15%     $10,180
      08/31/1991      0.34%           $10,536      2.08%          $10,330     0.29%     $10,210
      09/30/1991      2.65%           $10,815      3.65%          $10,707     0.44%     $10,255
      10/31/1991      1.32%           $10,958      0.99%          $10,813     0.15%     $10,270
      11/30/1991     -0.16%           $10,940      1.62%          $10,988     0.29%     $10,300
      12/31/1991      2.69%           $11,234      4.52%          $11,485     0.07%     $10,307
      01/31/1992     -0.19%           $11,213     -1.45%          $11,318     0.15%     $10,323
      02/29/1992      0.03%           $11,216     -0.29%          $11,286     0.36%     $10,360
      03/31/1992      0.08%           $11,225     -0.93%          $11,181     0.51%     $10,413
      04/30/1992      0.95%           $11,332      0.84%          $11,274     0.14%     $10,427
      05/31/1992      1.97%           $11,555      2.84%          $11,595     0.14%     $10,442
      06/30/1992     -0.02%           $11,553      2.73%          $11,911     0.36%     $10,479
      07/31/1992      1.05%           $11,674      2.21%          $12,174     0.21%     $10,501
      08/31/1992     -1.20%           $11,534      2.66%          $12,498     0.28%     $10,531
      09/30/1992     -4.69%           $10,993     -0.10%          $12,486     0.28%     $10,560
      10/31/1992      2.12%           $11,227     -2.50%          $12,174     0.35%     $10,597
      11/30/1992     -1.66%           $11,040     -1.77%          $11,958     0.14%     $10,612
      12/31/1992      1.35%           $11,189      0.94%          $12,071    -0.07%     $10,605
      01/31/1993      0.75%           $11,273      1.70%          $12,276     0.49%     $10,657
      02/28/1993      1.49%           $11,441      1.61%          $12,473     0.35%     $10,694
      03/31/1993      3.02%           $11,786      1.54%          $12,665     0.35%     $10,731
      04/30/1993      3.01%           $12,140      1.82%          $12,896     0.28%     $10,761
      05/31/1993      1.61%           $12,336      0.67%          $12,982     0.14%     $10,776
      06/30/1993     -0.21%           $12,310      0.05%          $12,989     0.14%     $10,791
      07/31/1993      0.32%           $12,350      0.04%          $12,994     0.00%     $10,791
      08/31/1993      2.22%           $12,624      2.96%          $13,379     0.28%     $10,822
      09/30/1993     -0.31%           $12,585      1.06%          $13,521     0.21%     $10,844
      10/31/1993      2.34%           $12,879     -0.05%          $13,514     0.41%     $10,889
      11/30/1993     -1.98%           $12,624     -0.73%          $13,415     0.07%     $10,897
      12/31/1993      3.42%           $13,056      1.02%          $13,552     0.00%     $10,897
      01/31/1994      1.88%           $13,301      0.94%          $13,679     0.27%     $10,926
      02/28/1994     -2.29%           $12,997     -1.10%          $13,529     0.34%     $10,963
      03/31/1994     -3.02%           $12,605     -0.46%          $13,467     0.34%     $11,000
      04/30/1994     -0.08%           $12,595     -0.09%          $13,455     0.14%     $11,016
      05/31/1994      0.39%           $12,644     -0.82%          $13,344     0.07%     $11,023
      06/30/1994     -4.00%           $12,139      1.19%          $13,503     0.34%     $11,061
      07/31/1994      1.59%           $12,332      0.94%          $13,630     0.27%     $11,091
      08/31/1994      0.83%           $12,434     -0.26%          $13,594     0.40%     $11,135
      09/30/1994     -0.08%           $12,424      0.49%          $13,661     0.27%     $11,165
      10/31/1994      0.59%           $12,497      1.50%          $13,866     0.07%     $11,173
      11/30/1994      0.00%           $12,497     -1.26%          $13,691     0.13%     $11,188
      12/31/1994     -0.73%           $12,405      0.23%          $13,723     0.00%     $11,188
      01/31/1995     -0.66%           $12,324      2.02%          $14,000     0.40%     $11,232
      02/28/1995      1.57%           $12,517      2.58%          $14,361     0.40%     $11,277
      03/31/1995      1.79%           $12,741      5.09%          $15,092     0.33%     $11,314
      04/30/1995      2.24%           $13,026      1.59%          $15,332     0.33%     $11,352
      05/31/1995      2.42%           $13,341      2.79%          $15,760     0.20%     $11,375
      06/30/1995      0.45%           $13,401      0.63%          $15,859     0.20%     $11,397
      07/31/1995      0.63%           $13,486      0.47%          $15,934     0.00%     $11,397
      08/31/1995     -1.25%           $13,317     -2.78%          $15,491     0.26%     $11,427
      09/30/1995      2.22%           $13,612      2.25%          $15,839     0.20%     $11,450
      10/31/1995      1.63%           $13,834      0.98%          $15,995     0.33%     $11,488
      11/30/1995      0.84%           $13,951      1.12%          $16,174    -0.07%     $11,480
      12/31/1995      1.97%           $14,225      1.24%          $16,374    -0.07%     $11,471
      01/31/1996     -0.45%           $14,162     -1.03%          $16,206     0.59%     $11,539
      02/29/1996     -1.19%           $13,993     -0.58%          $16,112     0.32%     $11,576
      03/31/1996      0.30%           $14,035     -0.15%          $16,087     0.52%     $11,636
      04/30/1996      0.75%           $14,141     -0.37%          $16,028     0.39%     $11,682
      05/31/1996      0.52%           $14,215      0.10%          $16,044     0.19%     $11,704
      06/30/1996      1.34%           $14,406      0.87%          $16,184     0.06%     $11,711
      07/31/1996      0.40%           $14,463      1.84%          $16,481     0.19%     $11,733
      08/31/1996      1.27%           $14,647      0.42%          $16,551     0.19%     $11,755
      09/30/1996      1.56%           $14,876      0.55%          $16,642     0.32%     $11,793
      10/31/1996      2.00%           $15,173      1.98%          $16,971     0.32%     $11,831
      11/30/1996      2.42%           $15,540      1.43%          $17,214     0.19%     $11,853
      12/31/1996      0.37%           $15,597     -0.70%          $17,093     0.00%     $11,853
      01/31/1997     -1.25%           $15,402     -2.50%          $16,666     0.32%     $11,891
      02/28/1997     -0.45%           $15,334     -0.69%          $16,551     0.31%     $11,928
      03/31/1997     -0.37%           $15,276     -0.76%          $16,425     0.25%     $11,958
      04/30/1997      0.52%           $15,357     -0.56%          $16,333     0.12%     $11,972
      05/31/1997      0.82%           $15,482      2.36%          $16,719    -0.06%     $11,965
      06/30/1997      1.08%           $15,650      1.14%          $16,909     0.12%     $11,979
      07/31/1997      0.71%           $15,761     -0.37%          $16,847     0.12%     $11,994
      08/31/1997     -0.31%           $15,712     -0.12%          $16,826     0.19%     $12,017
      09/30/1997      1.88%           $16,008      2.22%          $17,200     0.25%     $12,047
      10/31/1997     -1.23%           $15,810      2.12%          $17,565     0.25%     $12,077
      11/30/1997      0.39%           $15,872     -1.20%          $17,354    -0.06%     $12,069
      12/31/1997      0.70%           $15,983     -0.11%          $17,335    -0.12%     $12,055
      01/31/1998      1.16%           $16,168      1.00%          $17,508     0.19%     $12,078
      02/28/1998      0.99%           $16,328      0.74%          $17,638     0.19%     $12,101
      03/31/1998      0.45%           $16,402     -0.75%          $17,505     0.19%     $12,124
      04/30/1998      0.23%           $16,439      1.54%          $17,775     0.18%     $12,146
      05/31/1998     -0.15%           $16,414      0.43%          $17,851     0.18%     $12,168
      06/30/1998     -0.03%           $16,410      0.28%          $17,901     0.12%     $12,182
      07/31/1998      0.24%           $16,450      0.27%          $17,950     0.12%     $12,197
      08/31/1998     -4.28%           $15,745      2.76%          $18,445     0.12%     $12,211
      09/30/1998      5.32%           $16,583      5.22%          $19,408     0.12%     $12,226
      10/31/1998      2.08%           $16,929      2.24%          $19,843     0.24%     $12,255
      11/30/1998      0.86%           $17,075     -1.13%          $19,618     0.00%     $12,255
      12/31/1998      0.23%           $17,115      1.88%          $19,987    -0.06%     $12,248
      01/31/1999      0.24%           $17,156     -0.82%          $19,823     0.24%     $12,277
      02/28/1999     -3.64%           $16,532     -3.34%          $19,161     0.12%     $12,292
      03/31/1999      0.64%           $16,637      0.25%          $19,209     0.30%     $12,329
      04/30/1999      0.56%           $16,730     -0.03%          $19,203     0.73%     $12,419
      05/31/1999     -2.15%           $16,371     -1.76%          $18,865     0.00%     $12,419
      06/30/1999     -1.06%           $16,197     -1.67%          $18,550     0.00%     $12,419
      07/31/1999      0.45%           $16,270      2.20%          $18,958     0.30%     $12,456
      08/31/1999     -1.04%           $16,101      0.26%          $19,008     0.24%     $12,486
      09/30/1999      0.70%           $16,214      1.44%          $19,281     0.48%     $12,546
      10/31/1999     -0.44%           $16,142     -0.12%          $19,258     0.18%     $12,569
      11/30/1999     -1.05%           $15,973     -1.19%          $19,029     0.06%     $12,576
      12/31/1999      0.62%           $16,072     -0.29%          $18,974     0.00%     $12,576
      01/31/2000     -1.90%           $15,766     -1.97%          $18,600     0.30%     $12,614
      02/29/2000      0.83%           $15,897     -0.50%          $18,507     0.59%     $12,688
      03/31/2000      1.19%           $16,087      2.91%          $19,046     0.82%     $12,792
      04/30/2000     -2.66%           $15,659     -3.04%          $18,467     0.06%     $12,800
      05/31/2000     -0.28%           $15,615      0.73%          $18,602     0.12%     $12,815
      06/30/2000      2.99%           $16,082      2.43%          $19,054     0.52%     $12,882
      07/31/2000     -0.91%           $15,935     -1.57%          $18,754     0.23%     $12,912
      08/31/2000     -1.19%           $15,746     -0.72%          $18,619     0.00%     $12,912
      09/30/2000     -0.56%           $15,657     -0.20%          $18,582     0.52%     $12,979
      10/31/2000     -1.68%           $15,394     -1.19%          $18,361     0.17%     $13,001
      11/30/2000      2.37%           $15,759      2.07%          $18,741     0.06%     $13,009
      12/31/2000      6.20%           $16,738      3.60%          $19,416    -0.06%     $13,001

**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

                                                                             121

Page

                      SUPPLEMENT DATED DECEMBER 29, 2000
                             TO THE PROSPECTUS FOR
             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                               DATED MAY 1, 2000

The prospectus, with respect to TEMPLETON GLOBAL INCOME SECURITIES FUND, is amended by replacing the second paragraph of the section "Main Investments" under "Goals and Strategies" (page TGI-1) with the following changes, which will become effective March 1, 2001:

     The fund focuses on "investment grade" debt securities. These are issues rated in the top four rating categories (AAA to BBB) by independent rating agencies such as Standard & Poor's Ratings Group (S&P(R)) or Moody's Investors Service, Inc. (Moody's(R)) or, if unrated, determined by the fund's manager to be comparable. The fund may also invest up to 30% of its net assets in high yield, lower rated debt securities ("junk bonds"), including debt from emerging markets' governments or companies, and may invest up to 10% in debt securities that are in default at the time of purchase. These are issues that are rated B or lower, or if unrated, determined by the fund's manager to be comparable.

               Please keep this supplement for future reference.


122
Page


                                          TEMPLETON GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Growth Securities Fund (formerly Templeton Global Growth Fund) seeks long-term capital growth. The Fund invests primarily in equity securities of companies of any nation, including those in U.S. and emerging markets.
--------------------------------------------------------------------------------

The year 2000 ended on a mixed note -- most equity markets declined amid waning investor and consumer confidence that appeared to move from excessive optimism at 2000's outset to extreme pessimism by year-end. Toward the end of the reporting period, most fourth-quarter economic indicators suggested a decelerating global growth trend. In our view, many people's expectations for "new economy" companies (encompassing media, technology, Internet and telecommunications) were too high, and out of touch with traditional stock valuation methods. Euphoria in the world's stock markets, particularly in the U.S., propelled share prices to historically astronomical valuation levels. This, combined with record purchases of U.S. companies by foreigners and high oil prices, helped to drive up the U.S. dollar's value, especially against the flagging euro. Eventually, earnings expectations within many of the new economy's key companies faltered and, when combined with rising U.S. interest rates and uncertainty surrounding the U.S. presidential election, contributed to sharply declining stock prices and negative returns for the major stock indexes.

After falling during the spring, many U.S. stocks drifted during the summer. But following a wake of negative earnings pre-announcements, these issues renewed their downward spiral during the fall. As the U.S. tech bubble broke over the second half of the year, shockwaves rippled throughout world equity markets. Although the effect was felt across most sectors, it triggered a free fall among many technology- and telecommunications-related share prices, especially in the fourth quarter. Within this environment, the Fund posted positive results for the year and beat the benchmark Morgan Stanley Capital International (MSCI(R)) All Country World Free Index, which returned -13.94% during the same time.(1)

The most significant boost to Fund performance was an overall return to favor for value investing in 2000, especially in the latter half of the reporting period. At Templeton, we have always practiced the discipline of patience, which was rewarded in 2000, although it was sorely tested

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

This chart shows in pie format the geographic distribution of Templeton Growth Securities Fund as a percentage of total net assets on 12/31/00.

North America                                        45.8%
Europe                                               25.6%
Asia                                                 14.9%
Latin America                                         3.0%
Australia/New Zealand                                 2.8%
Short-Term Investments & Other Net Assets             7.9%

                                                                             123
Page

Top 10 Holdings
Templeton Growth
Securities Fund
12/31/00

 Company                       % of Total
 Industry, Country             Net Assets
-----------------------------------------
   H.J. Heinz Co.                  2.7%
   Food Products, U.S.

   HSBC Holdings PLC               2.5%
   Banks, Hong Kong

   Kroger Co.                      2.2%
   Food & Drug Retailing,
   U.S.

   Waste Management Inc.           1.9%
   Commercial Services &
   Supplies, U.S.

   Abbott Laboratories             1.9%
   Pharmaceuticals
   Supplies, U.S.

   Lockheed Martin Corp.           1.8%
   Aerospace & Defense,
   U.S.

   Procter & Gamble Co.            1.8%
   Household Products, U.S.

   Cheung Kong
   Holdings Ltd.                   1.8%
   Real Estate, Hong Kong

   Bank of America Corp.           1.7%
   Banks, U.S.

   Allstate Corp.                  1.7%
   Insurance, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

in 1999 and first quarter 2000 amid a frenzy of growth-oriented, momentum-style investing. After trailing the major equity indexes through March when the Nasdaq reached all-time highs, the Fund rose in absolute terms and on a relative basis as markets plummeted from March through December. Disappointing earnings led investors to question the prices being paid for many securities. As investors sold, high equity ownership in technology shares, large amounts of leverage and rapid portfolio turnover led to extraordinary market volatility. In our view, this unstable environment forced investors to reevaluate their holdings and become more rational in their investment approach. As a result, value investing began a turnaround.

Stock selection, particularly in the U.S. market, was also critical to our performance. In the first half of the year, we increased our U.S. stock holdings. Despite the U.S. market decline, many of these securities performed well, including Nabisco Holdings Group and H.J. Heinz.

The Fund also benefited from limited exposure to the ailing Japanese market in 2000. Although many believed renewed Japanese economic growth would help lift the country's stocks, most economic growth estimates proved wrong and the Japanese market, as measured by the Nikkei 225 Index, declined 34.46% for the year.(2) In our analysis, while Japanese securities looked cheap during the reporting period, they tended to lack important catalysts for change. As a result, we had not increased our Japanese holdings substantially by year-end. As in the U.S., individual stock selection was also helpful in Japan. We originally purchased Fuji Photo Film, our largest Japanese holding, because of the company's enormous amount of excess cash being generated from operating activities and cash holdings on its balance sheet. In a market that suffered double-digit declines in 2000, Fuji's share price rose more than 20%. The Fund's largest Asian exposure -- Hong Kong -- performed slightly better than Japan and most other Asian stock markets.

Our exposure to European equities produced mixed results. Although many of our Continental European holdings performed well, our U.K. positions proved disappointing. The falling euro added a measure of currency volatility to these holdings most of the year, although the

(2). Source: Standard and Poor's Micropal. The Nikkei 225 Stock Average is a price-weighted index consisting of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

124
Page

fledgling currency did signal a rebound in December. At one point in the year, the euro had dragged down our European investments' value by approximately 15%.

Like the euro, most foreign currencies stymied Fund performance in 2000. American securities' enormous popularity in the first half of 2000, the large number of foreign companies (particularly European) buying American companies and rising oil prices combined to help boost the U.S. dollar versus most major currencies, hindering the dollar-denominated value of our foreign stock holdings. The second-half slowdown in U.S. economic growth, political uncertainty after the U.S. presidential election and unstable equity markets dampened the dollar's strength toward year-end, a trend we believe will continue into 2001.

Looking forward, we believe most equity markets will experience further volatility. In our analysis, the enormous popularity of certain stocks over the past several years led to overvaluations, as pointed out here and in our previous reports. Despite recent corrections in technology stocks, ownership in this sector remains high by our analysis, as does consumer debt and stocks as a percentage of gross domestic product (GDP). Consumer spending is slowing rapidly, partly due to the fact that U.S. consumers spent more than they earned, which we believe is unsustainable in a declining equity market. Enthusiasm for a "new economy" and a "new paradigm" appear to be deteriorating following recent warnings of economic slowdown or recession. We do not fear either outcome, as we tend to perform well in volatile markets.

In addition, although the indexes still look expensive, they can hide many undervalued securities. Even the once high-flying Nasdaq market has had more stocks declining than advancing during the last two years. Across the globe, we are still finding attractive ideas and solid stocks selling at what we believe to be reasonable prices. As a result, our portfolio characteristics are substantially different than the market's. For example, the average price-to-earnings valuation of the MSCI All Country World Free Index stood at
24.6 on December 31, 2000, while the average stock in Templeton Growth Securities Fund stood at just 11.5.(3)

(3). Source: Morgan Stanley Capital International.



                                                                             125
Page

We will continue to search the globe for stocks we believe are improperly valued by other investors, and will remain ardent believers in individual stock selection, as opposed to primarily sector or country allocation considerations. Over time, we've found this bottom-up discipline to be the best approach in our efforts to generate attractive returns.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.

126
Page

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Growth Securities Fund - Class 1
Periods ended 12/31/00
                                                                 Since
                                                               Inception
                                         1-Year     5-Year     (3/15/94)
------------------------------------------------------------------------
 Average Annual Total Return             +1.74%     +13.06%      +11.90%
 Cumulative Total Return                 +1.74%     +84.73%     +114.79%
 Value of $10,000 Investment            $10,174     $18,473      $21,479

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (3/15/94-12/31/00)

The graph compares the performance of Templeton Growth Securities Fund - Class 1 and the Morgan Stanley Capital International (MSCI) All Country World Free Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton Growth Securities Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the MSCI All Country World Free Index* from 3/15/94-12/31/00.

                                   Templeton Growth Securites             MSCI All Country
                                               Fund - Class I             World Free Index
                 --------------------------------------------------------------------------
      03/15/1994                        $10,000                                    $10,000
      03/31/1994                        $10,030        -2.32%                       $9,768
      04/30/1994                        $10,079         2.72%                      $10,034
      05/31/1994                        $10,118         0.59%                      $10,093
      06/30/1994                        $10,020        -0.49%                      $10,044
      07/31/1994                        $10,295         2.21%                      $10,266
      08/31/1994                        $10,551         3.56%                      $10,631
      09/30/1994                        $10,482        -2.35%                      $10,381
      10/31/1994                        $10,492         2.56%                      $10,647
      11/30/1994                        $10,285        -4.34%                      $10,185
      12/31/1994                        $10,315         0.35%                      $10,221
      01/31/1995                        $10,226        -2.03%                      $10,013
      02/28/1995                        $10,335         1.07%                      $10,120
      03/31/1995                        $10,335         4.58%                      $10,584
      04/30/1995                        $10,630         3.64%                      $10,969
      05/31/1995                        $10,896         1.10%                      $11,090
      06/30/1995                        $11,053         0.02%                      $11,092
      07/31/1995                        $11,498         4.84%                      $11,629
      08/31/1995                        $11,399        -2.19%                      $11,374
      09/30/1995                        $11,617         2.75%                      $11,687
      10/31/1995                        $11,231        -1.67%                      $11,492
      11/30/1995                        $11,310         3.15%                      $11,854
      12/31/1995                        $11,627         3.01%                      $12,210
      01/31/1996                        $12,132         2.22%                      $12,482
      02/29/1996                        $12,181         0.42%                      $12,534
      03/31/1996                        $12,379         1.54%                      $12,727
      04/30/1996                        $12,706         2.44%                      $13,038
      05/31/1996                        $12,894         0.10%                      $13,051
      06/30/1996                        $12,886         0.55%                      $13,122
      07/31/1996                        $12,416        -3.73%                      $12,633
      08/31/1996                        $12,814         1.23%                      $12,788
      09/30/1996                        $12,988         3.69%                      $13,260
      10/31/1996                        $13,080         0.40%                      $13,313
      11/30/1996                        $13,672         5.35%                      $14,025
      12/31/1996                        $14,102        -1.45%                      $13,822
      01/31/1997                        $14,510         1.68%                      $14,054
      02/28/1997                        $14,592         1.36%                      $14,245
      03/31/1997                        $14,561        -2.00%                      $13,961
      04/30/1997                        $14,623         3.21%                      $14,409
      05/31/1997                        $15,287         5.97%                      $15,269
      06/30/1997                        $16,058         5.12%                      $16,051
      07/31/1997                        $16,684         4.52%                      $16,776
      08/31/1997                        $16,245        -7.02%                      $15,598
      09/30/1997                        $17,164         5.33%                      $16,430
      10/31/1997                        $15,891        -5.95%                      $15,452
      11/30/1997                        $15,839         1.53%                      $15,689
      12/31/1997                        $16,006         1.31%                      $15,894
      01/31/1998                        $15,912         2.20%                      $16,244
      02/28/1998                        $17,185         6.84%                      $17,355
      03/31/1998                        $18,103         4.27%                      $18,096
      04/30/1998                        $18,155         0.94%                      $18,266
      05/31/1998                        $17,644        -1.90%                      $17,919
      06/30/1998                        $17,395         1.80%                      $18,242
      07/31/1998                        $17,407         0.03%                      $18,247
      08/31/1998                        $14,891       -14.01%                      $15,691
      09/30/1998                        $14,998         1.99%                      $16,003
      10/31/1998                        $16,391         9.13%                      $17,464
      11/30/1998                        $17,135         6.07%                      $18,524
      12/31/1998                        $17,442         4.64%                      $19,384
      01/31/1999                        $17,194         2.04%                      $19,779
      02/28/1999                        $16,663        -2.51%                      $19,283
      03/31/1999                        $17,548         4.50%                      $20,150
      04/30/1999                        $19,379         4.32%                      $21,021
      05/31/1999                        $18,564        -3.53%                      $20,279
      06/30/1999                        $19,532         4.98%                      $21,289
      07/31/1999                        $19,410        -0.41%                      $21,201
      08/31/1999                        $19,329        -0.12%                      $21,176
      09/30/1999                        $18,883        -1.08%                      $20,947
      10/31/1999                        $18,748         5.06%                      $22,007
      11/30/1999                        $19,640         3.11%                      $22,692
      12/31/1999                        $21,112         8.33%                      $24,582
      01/31/2000   -6.78%               $19,681        -5.39%                      $23,257
      02/29/2000   -3.50%               $18,992         0.34%                      $23,336
      03/31/2000    7.11%               $20,342         6.57%                      $24,869
      04/30/2000   -0.78%               $20,184        -4.49%                      $23,752
      05/31/2000    1.31%               $20,448        -2.60%                      $23,135
      06/30/2000    1.22%               $20,697         3.39%                      $23,919
      07/31/2000    0.15%               $20,729        -2.94%                      $23,216
      08/31/2000    1.20%               $20,977         3.11%                      $23,938
      09/30/2000   -3.12%               $20,323        -5.49%                      $22,624
      10/31/2000    0.92%               $20,510        -1.96%                      $22,180
      11/30/2000   -0.53%               $20,401        -6.20%                      $20,805
      12/31/2000    5.28%               $21,479         1.67%                      $21,153

*Source: MSCI.
For an index description, please see the Index Definitions following the Fund Summaries.

                          Past performance does not guarantee future results.

Templeton Growth Securities Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                             127
Page

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Growth Securities Fund - Class 2*
Periods ended 12/31/00
                                                                                      Since     Since Class 2
                                                                                 Inception       Inception
                                                     1-Year          5-Year      (3/15/94)        (1/6/99)
                                              --------------- --------------- --------------- ---------------
 Average Annual Total Return                         +1.47%       +12.96%         +11.83%          +8.73%
 Cumulative Total Return                             +1.47%       +83.94%        +113.87%         +18.06%
 Value of $10,000 Investment                        $10,147       $18,394         $21,387         $11,806

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (3/15/94-12/31/00)

The graph compares the performance of Templeton Growth Securities Fund - Class 2* and the Morgan Stanley Capital International (MSCI) All Country World Free Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton Growth Securities Fund - Class 2* as tracked by the growth in value of a $10,000 investment to that of the MSCI All Country World Free Index** from 3/15/94-12/31/00.

                                    Templeton Growth Securites             MSCI All
                                               Fund - Class II        Country World
                                                                         Free Index
                  ------------------------------------------------------------------
       03/15/1994                        $10,000                            $10,000
       03/31/1994                        $10,030        -2.32%               $9,768
       04/30/1994                        $10,079         2.72%              $10,034
       05/31/1994                        $10,118         0.59%              $10,093
       06/30/1994                        $10,020        -0.49%              $10,044
       07/31/1994                        $10,295         2.21%              $10,266
       08/31/1994                        $10,551         3.56%              $10,631
       09/30/1994                        $10,482        -2.35%              $10,381
       10/31/1994                        $10,492         2.56%              $10,647
       11/30/1994                        $10,285        -4.34%              $10,185
       12/31/1994                        $10,315         0.35%              $10,221
       01/31/1995                        $10,226        -2.03%              $10,013
       02/28/1995                        $10,335         1.07%              $10,120
       03/31/1995                        $10,335         4.58%              $10,584
       04/30/1995                        $10,630         3.64%              $10,969
       05/31/1995                        $10,896         1.10%              $11,090
       06/30/1995                        $11,053         0.02%              $11,092
       07/31/1995                        $11,498         4.84%              $11,629
       08/31/1995                        $11,399        -2.19%              $11,374
       09/30/1995                        $11,617         2.75%              $11,687
       10/31/1995                        $11,231        -1.67%              $11,492
       11/30/1995                        $11,310         3.15%              $11,854
       12/31/1995                        $11,627         3.01%              $12,210
       01/31/1996                        $12,132         2.22%              $12,482
       02/29/1996                        $12,181         0.42%              $12,534
       03/31/1996                        $12,379         1.54%              $12,727
       04/30/1996                        $12,706         2.44%              $13,038
       05/31/1996                        $12,894         0.10%              $13,051
       06/30/1996                        $12,886         0.55%              $13,122
       07/31/1996                        $12,416        -3.73%              $12,633
       08/31/1996                        $12,814         1.23%              $12,788
       09/30/1996                        $12,988         3.69%              $13,260
       10/31/1996                        $13,080         0.40%              $13,313
       11/30/1996                        $13,672         5.35%              $14,025
       12/31/1996                        $14,102        -1.45%              $13,822
       01/31/1997                        $14,510         1.68%              $14,054
       02/28/1997                        $14,592         1.36%              $14,245
       03/31/1997                        $14,561        -2.00%              $13,961
       04/30/1997                        $14,623         3.21%              $14,409
       05/31/1997                        $15,287         5.97%              $15,269
       06/30/1997                        $16,058         5.12%              $16,051
       07/31/1997                        $16,684         4.52%              $16,776
       08/31/1997                        $16,245        -7.02%              $15,598
       09/30/1997                        $17,164         5.33%              $16,430
       10/31/1997                        $15,891        -5.95%              $15,452
       11/30/1997                        $15,839         1.53%              $15,689
       12/31/1997                        $16,006         1.31%              $15,894
       01/31/1998                        $15,912         2.20%              $16,244
       02/28/1998                        $17,185         6.84%              $17,355
       03/31/1998                        $18,103         4.27%              $18,096
       04/30/1998                        $18,155         0.94%              $18,266
       05/31/1998                        $17,644        -1.90%              $17,919
       06/30/1998                        $17,395         1.80%              $18,242
       07/31/1998                        $17,407         0.03%              $18,247
       08/31/1998                        $14,891       -14.01%              $15,691
       09/30/1998                        $14,998         1.99%              $16,003
       10/31/1998                        $16,391         9.13%              $17,464
       11/30/1998                        $17,135         6.07%              $18,524
       12/31/1998                        $17,442         4.64%              $19,384
       01/31/1999                        $17,182         2.04%              $19,779
       02/28/1999                        $16,651        -2.51%              $19,283
       03/31/1999                        $17,526         4.50%              $20,150
       04/30/1999                        $19,368         4.32%              $21,021
       05/31/1999                        $18,541        -3.53%              $20,279
       06/30/1999                        $19,508         4.98%              $21,289
       07/31/1999                        $19,387        -0.41%              $21,201
       08/31/1999                        $19,320        -0.12%              $21,176
       09/30/1999                        $18,860        -1.08%              $20,947
       10/31/1999                        $18,737         5.06%              $22,007
       11/30/1999                        $19,616         3.11%              $22,692
       12/31/1999                        $21,075         8.33%              $24,582
       01/31/2000    -6.73%              $19,657        -5.39%              $23,257
       02/29/2000    -3.57%              $18,955         0.34%              $23,336
       03/31/2000     7.06%              $20,293         6.57%              $24,869
       04/30/2000    -0.84%              $20,123        -4.49%              $23,752
       05/31/2000     1.32%              $20,388        -2.60%              $23,135
       06/30/2000     1.23%              $20,639         3.39%              $23,919
       07/31/2000     0.08%              $20,656        -2.94%              $23,216
       08/31/2000     1.21%              $20,906         3.11%              $23,938
       09/30/2000    -3.21%              $20,234        -5.49%              $22,624
       10/31/2000     0.93%              $20,423        -1.96%              $22,180
       11/30/2000    -0.54%              $20,312        -6.20%              $20,805
       12/31/2000     5.30%              $21,387         1.67%              $21,153

**Source: MSCI.
For an index description, please see the Index Definitions following the Fund Summaries.

                          Past performance does not guarantee future results.

Templeton Growth Securities Fund - Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

128
Page

                       SUPPLEMENT DATED JANUARY 2, 2001
                             TO THE PROSPECTUS FOR
             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                               DATED MAY 1, 2000

The prospectus, with respect to TEMPLETON GROWTH SECURITIES FUND, is amended by replacing the section MANAGEMENT TEAM under MANAGEMENT (page TG-5) with the following:

MANAGEMENT TEAM The team responsible for the fund's management is:

                            Mr. Winner has been a manager of the fund since January 2001, and has been
Dale A. Winner, CFA
PORTFOLIO MANAGER           with Franklin Templeton Investments since 1995.
TGAL

Murdo Murchison, CFA        Mr. Murchison has been a manager of the fund since January 2001, and has
PORTFOLIO MANAGER           been with Franklin Templeton Investments since 1993.
TGAL

Jeffrey A. Everett, CFA     Mr. Everett has been a manager of the fund since its inception in 1994, and has
PRESIDENT                   been with Franklin Templeton Investments since 1989.
TGAL

               Please keep this supplement for future reference.

                                                                             129
Page

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

130
Page

                                   TEMPLETON INTERNATIONAL SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton International Securities Fund (formerly Templeton International Fund) seeks long-term capital growth. The
Fund invests primarily in equity securities of companies located outside the U.S., including those in emerging markets.
--------------------------------------------------------------------------------

During the 12 months under review, stock markets around the world suffered as the bubble in technology, media and telecommunications (TMT) stocks began to deflate. The over capacity caused by the higher-than-normal level of technology infrastructure investment led to severe pricing pressures and contributed to the demise of companies with questionable business models. In our opinion, the "TMT bubble" was spurred by excess liquidity in the financial system, easy availability of debt and equity financing, Y2K-induced capital spending and the extreme speculation that accompanies market bubbles.

European markets turned in weak performances during the year, weighed down by the decline in TMT stocks and the weakening euro. Asian markets likewise turned in very poor results primarily due to concerns over Korea's and Taiwan's economic reforms, Japan's slower than expected corporate restructuring and worries about the region's economic health. Asian TMT stocks again were the hardest hit, with significant damage done to the Jasdaq and Kosdaq Indexes, the principal TMT indexes in Japan and Korea. Latin American stocks also performed poorly, hurt in part by interest-rate worries and concerns over the U.S. economy's health.

For the year ended December 31, 2000, Templeton International Securities Fund outperformed its benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI(R) EAFE(R)) Index, which returned -13.96%.(1) The Fund's outperformance was primarily a result of its low exposure to the poorly performing TMT industries.

During the year, we reduced our European holdings in the finance, telecommunications and technology areas while increasing exposure to utilities, industrials and consumer products. Significant purchases during the year included U.K. utility Powergen; Unilever, a Dutch-Anglo consumer non-durables manufacturer; French engineering company Alstom SA; and BAE, a U.K.-based defense company we think is well positioned to benefit from the next upcycle in defense spending.

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

This chart shows in pie format the geographic distribution of Templeton International Securities Fund based on total net assets on 12/31/00.

Europe                                          60.3%
Asia                                            19.1%
North America                                    5.3%
Latin America                                    5.2%
Australia/New Zealand                            4.1%
Mid-East/Africa                                  1.4%
Short-term Investments
& Other Net Assets                               4.6%

                                                                             131
Page

Top 10 Holdings
Templeton International Securities Fund
12/31/00

 Company                      % of Total
 Industry, Country            Net Assets
----------------------------------------
   Zurich Financial
   Services AG                  2.4%
   Insurance, Switzerland

   Cheung Kong
   Holdings Ltd.                2.4%
   Real Estate, Hong Kong

   Ace Ltd.                     2.2%
   Insurance, Bermuda

   Aventis SA                   1.9%
   Pharmaceuticals, France

   Unilever PLC                 1.9%
   Food Products, U.K.

   ING Groep NV                 1.9%
   Diversified Financials,
   Netherlands

   Akzo Nobel NV                1.8%
   Chemicals, Netherlands

   AXA SA                       1.8%
   Insurance, France

   Nordea AB                    1.8%
   Banks, Sweden

   E.On AG                      1.7%
   Electric Utilities,
   Germany

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

In our opinion, these companies offered low valuations, improving fundamentals and increasing cash flows. To fund these purchases we eliminated several holdings due to their high valuations, including telecommunications providers Telecom Italia and Portugal Telecom, and finance companies Royal Bank of Scotland and Muenchener Rueckversicherungs-Gesellschaft, and reduced our holdings in AXA, Nordea, Philips, Elan, Total SA and Teva Pharmaceuticals. Over the course of the year, our European portfolio weighting increased from 53.0% of total net assets on December 31, 1999, to 60.3% at the end of the period.

In Asia, we bought a combination of "old" and "new" economy stocks during the year, with Fujitsu, Korea Telecom, and Nippon Telegraph and Telephone representing the new economy. Old economy purchases included capital equipment manufacturer Komatsu and transportation company Nippon Express. We concentrated our selling in a handful of stocks, including Singapore Airlines and Sony Corporation. Our exposure to Asia increased modestly during the year, from 18.6% of total net assets at the beginning of the period, to 19.1% at period-end.

Our Latin American weighting declined dramatically during the 12-month period, due to a combination of Fund sales and significant merger and acquisition activity involving many of the region's companies. We used the tremendous volatility during the year to liquidate our exposure to many of the region's TMT stocks, including the complete sale of Telefonica del Peru. Despite the Latin American markets' poor performances, we continued to find better bargains in other regions of the world. As a result, our exposure to Latin America declined from 11.2% of total net assets on December 31, 1999, to 5.2% at the end of the period. The Fund's cash reserves remained relatively steady during the Fund's fiscal year, and ended the period at approximately 5% of total net assets.

Looking forward, we feel the uncertainty surrounding the global economy's health is creating a favorable environment for value investing. We continue to find tremendous bargains in non-TMT industries and remain optimistic toward the longer-term outlook for these stocks.

Despite the ongoing bear market in technology stocks, their valuations are not yet compelling in our opinion, and there is further potential risk should the global economic trends worsen. Although we do not dismiss lightly the Internet's impact, we do recognize that traditional

132
Page

valuation metrics remain valid. We believe the current, severe TMT correction will create several "value" stocks and are actively researching stocks in these areas with intentions to add to our exposure in 2001 when the valuations become more attractive. Yet, with most telecommunications providers battling heavy debt loads, less accommodating capital markets and slower global economic growth, we are concerned about the health of overall information technology
(IT) spending.

We are positive for Europe's outlook in the year to come. Although the euro's decline hurt our performance in 2000, it appears undervalued relative to Europe's future economic growth and is creating many fundamental, positive changes. Labor markets are slowly becoming more flexible, capital markets are evolving, cross-border mergers are becoming common and tax rates are projected to decline over the next few years. In addition, globalization and technology advances are forcing European corporations and governments to become more globally competitive. We believe these structural changes in Europe will help close the growth gap versus the U.S., increase the attractiveness of European assets and consequently improve the valuation of the euro versus the U.S. dollar.

As always, the Templeton research team will scour the world for those stocks whose prices in our opinion are selling at the lowest value in relation to their long-term earnings potential since such shares help reduce risk while offering the potential for attractive long-term returns.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                                                                             133
Page

Templeton International Securities Fund
Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton International Securities Fund - Class 1*
Periods ended 12/31/00
                                                            Since
                                                         Inception
                                   1-Year     5-Year     (5/1/92)
------------------------------------------------------------------
 Average Annual Total Return       -2.19%    +13.32%      +13.18%
 Cumulative Total Return           -2.19%    +86.86%     +192.55%
 Value of $10,000 Investment       $9,781    $18,686      $29,255

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/92-12/31/00)

The graph compares the performance of Templeton International Securities Fund - Class 1 and the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton International Securities Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the MSCI EAFE Index* from 5/1/92-12/31/00.

                          Templeton International                    MSCI
                        Securities Fund - Class I                    EAFE
                                                                    Index
                 ---------------------------------------------------------
     05/01/1992                  $10,000                          $10,000
     05/31/1992                   $9,960                6.72%     $10,672
     06/30/1992                   $9,720               -4.71%     $10,169
     07/31/1992                   $9,570               -2.53%      $9,912
     08/31/1992                   $9,470                6.31%     $10,538
     09/30/1992                   $9,270               -1.94%     $10,333
     10/31/1992                   $9,170               -5.22%      $9,794
     11/30/1992                   $9,250                0.97%      $9,889
     12/31/1992                   $9,390                0.55%      $9,943
     01/31/1993                   $9,440                0.02%      $9,945
     02/28/1993                   $9,740                3.05%     $10,248
     03/31/1993                  $10,040                8.75%     $11,145
     04/30/1993                  $10,370                9.52%     $12,206
     05/31/1993                  $10,640                2.14%     $12,467
     06/30/1993                  $10,580               -1.54%     $12,275
     07/31/1993                  $10,770                3.52%     $12,707
     08/31/1993                  $11,610                5.42%     $13,396
     09/30/1993                  $11,570               -2.23%     $13,097
     10/31/1993                  $12,460                3.10%     $13,503
     11/30/1993                  $12,510               -8.72%     $12,326
     12/31/1993                  $13,830                7.24%     $13,218
     01/31/1994                  $14,610                8.48%     $14,339
     02/28/1994                  $14,040               -0.26%     $14,302
     03/31/1994                  $13,328               -4.29%     $13,688
     04/30/1994                  $13,461                4.27%     $14,273
     05/31/1994                  $13,543               -0.55%     $14,194
     06/30/1994                  $13,113                1.43%     $14,397
     07/31/1994                  $13,880                0.99%     $14,540
     08/31/1994                  $14,402                2.39%     $14,887
     09/30/1994                  $14,105               -3.13%     $14,422
     10/31/1994                  $14,290                3.35%     $14,905
     11/30/1994                  $13,666               -4.78%     $14,192
     12/31/1994                  $13,522                0.65%     $14,284
     01/31/1995                  $13,164               -3.82%     $13,739
     02/28/1995                  $13,338               -0.26%     $13,703
     03/31/1995                  $13,338                6.27%     $14,562
     04/30/1995                  $13,990                3.79%     $15,114
     05/31/1995                  $14,425               -1.16%     $14,939
     06/30/1995                  $14,611               -1.73%     $14,680
     07/31/1995                  $15,335                6.25%     $15,598
     08/31/1995                  $14,953               -3.79%     $15,007
     09/30/1995                  $15,335                1.98%     $15,304
     10/31/1995                  $14,963               -2.66%     $14,897
     11/30/1995                  $15,232                2.81%     $15,315
     12/31/1995                  $15,656                4.05%     $15,936
     01/31/1996                  $16,122                0.43%     $16,004
     02/29/1996                  $16,349                0.36%     $16,062
     03/31/1996                  $16,391                2.15%     $16,407
     04/30/1996                  $16,993                2.93%     $16,888
     05/31/1996                  $17,225               -1.82%     $16,580
     06/30/1996                  $17,362                0.59%     $16,678
     07/31/1996                  $16,740               -2.90%     $16,195
     08/31/1996                  $17,331                0.24%     $16,234
     09/30/1996                  $17,668                2.68%     $16,669
     10/31/1996                  $18,017               -1.00%     $16,502
     11/30/1996                  $18,967                4.00%     $17,162
     12/31/1996                  $19,421               -1.26%     $16,946
     01/31/1997                  $19,684               -3.48%     $16,356
     02/28/1997                  $19,926                1.66%     $16,628
     03/31/1997                  $20,080                0.39%     $16,692
     04/30/1997                  $20,080                0.55%     $16,784
     05/31/1997                  $20,968                6.53%     $17,880
     06/30/1997                  $22,218                5.54%     $18,871
     07/31/1997                  $23,183                1.64%     $19,180
     08/31/1997                  $22,076               -7.45%     $17,751
     09/30/1997                  $23,896                5.62%     $18,749
     10/31/1997                  $21,999               -7.66%     $17,313
     11/30/1997                  $21,889               -1.00%     $17,140
     12/31/1997                  $22,131                0.90%     $17,294
     01/31/1998                  $22,295                4.60%     $18,089
     02/28/1998                  $23,995                6.44%     $19,254
     03/31/1998                  $25,610                3.10%     $19,851
     04/30/1998                  $25,961                0.81%     $20,012
     05/31/1998                  $25,622               -0.46%     $19,920
     06/30/1998                  $25,318                0.78%     $20,075
     07/31/1998                  $25,540                1.04%     $20,284
     08/31/1998                  $21,845              -12.37%     $17,775
     09/30/1998                  $21,131               -3.04%     $17,235
     10/31/1998                  $22,815               10.45%     $19,036
     11/30/1998                  $24,113                5.15%     $20,016
     12/31/1998                  $24,195                3.97%     $20,811
     01/31/1999                  $23,903               -0.27%     $20,754
     02/28/1999                  $23,225               -2.36%     $20,265
     03/31/1999                  $24,411                4.20%     $21,116
     04/30/1999                  $26,414                4.07%     $21,975
     05/31/1999                  $25,392               -5.13%     $20,848
     06/30/1999                  $26,683                3.92%     $21,665
     07/31/1999                  $26,844                3.00%     $22,315
     08/31/1999                  $26,817                0.39%     $22,402
     09/30/1999                  $26,333                1.03%     $22,633
     10/31/1999                  $26,441                3.77%     $23,486
     11/30/1999                  $27,476                3.50%     $24,308
     12/31/1999                  $29,909                8.99%     $26,493
     01/31/2000                  $28,282               -6.34%     $24,814
     02/29/2000                  $28,706                2.71%     $25,486
     03/31/2000                  $29,785                3.90%     $26,480
     04/30/2000                  $28,350               -5.24%     $25,093
     05/31/2000                  $28,582               -2.42%     $24,485
     06/30/2000                  $30,077                3.93%     $25,448
     07/31/2000                  $29,671               -4.17%     $24,386
     08/31/2000                  $29,873                0.89%     $24,603
     09/30/2000                  $28,767               -4.85%     $23,410
     10/31/2000                  $28,019               -2.34%     $22,862
     11/30/2000                  $27,863               -3.73%     $22,010
     12/31/2000                  $29,255                3.58%     $22,798

*Source: Standard and Poor's Micropal
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

134
Page

Templeton International
Securities Fund
Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



Templeton International Securities Fund - Class 2*
Periods ended 12/31/00
                                                                Since      Since Class 2
                                                             Inception      Inception
                                    1-Year        5-Year      (5/1/92)       (5/1/97)
                               ------------- ------------- ------------- ---------------
 Average Annual Total Return         -2.38%       +13.11%    +13.06%           +10.37%
 Cumulative Total Return             -2.38%       +85.12%   +189.83%           +43.63%
 Value of $10,000 Investment         $9,762       $18,512    $28,983           $14,363

* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund. Additionally, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/92-12/31/00)

The graph compares the performance of Templeton International Securities Fund - Class 2* and the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton International Securities Fund - Class 2*, as tracked by the growth in value of a $10,000 investment, to that of the MSCI EAFE Index** from 5/1/92-12/31/00.

                           Templeton International                  MSCI
                        Securities Fund - Class II                  EAFE
                                                                   Index
                  -------------------------------------------------------
     05/01/1992                  $10,000                         $10,000
     05/31/1992                   $9,960                6.72%    $10,672
     06/30/1992                   $9,720               -4.71%    $10,169
     07/31/1992                   $9,570               -2.53%     $9,912
     08/31/1992                   $9,470                6.31%    $10,538
     09/30/1992                   $9,270               -1.94%    $10,333
     10/31/1992                   $9,170               -5.22%     $9,794
     11/30/1992                   $9,250                0.97%     $9,889
     12/31/1992                   $9,390                0.55%     $9,943
     01/31/1993                   $9,440                0.02%     $9,945
     02/28/1993                   $9,740                3.05%    $10,248
     03/31/1993                  $10,040                8.75%    $11,145
     04/30/1993                  $10,370                9.52%    $12,206
     05/31/1993                  $10,640                2.14%    $12,467
     06/30/1993                  $10,580               -1.54%    $12,275
     07/31/1993                  $10,770                3.52%    $12,707
     08/31/1993                  $11,610                5.42%    $13,396
     09/30/1993                  $11,570               -2.23%    $13,097
     10/31/1993                  $12,460                3.10%    $13,503
     11/30/1993                  $12,510               -8.72%    $12,326
     12/31/1993                  $13,830                7.24%    $13,218
     01/31/1994                  $14,610                8.48%    $14,339
     02/28/1994                  $14,040               -0.26%    $14,302
     03/31/1994                  $13,328               -4.29%    $13,688
     04/30/1994                  $13,461                4.27%    $14,273
     05/31/1994                  $13,543               -0.55%    $14,194
     06/30/1994                  $13,113                1.43%    $14,397
     07/31/1994                  $13,880                0.99%    $14,540
     08/31/1994                  $14,402                2.39%    $14,887
     09/30/1994                  $14,105               -3.13%    $14,422
     10/31/1994                  $14,290                3.35%    $14,905
     11/30/1994                  $13,666               -4.78%    $14,192
     12/31/1994                  $13,522                0.65%    $14,284
     01/31/1995                  $13,164               -3.82%    $13,739
     02/28/1995                  $13,338               -0.26%    $13,703
     03/31/1995                  $13,338                6.27%    $14,562
     04/30/1995                  $13,990                3.79%    $15,114
     05/31/1995                  $14,425               -1.16%    $14,939
     06/30/1995                  $14,611               -1.73%    $14,680
     07/31/1995                  $15,335                6.25%    $15,598
     08/31/1995                  $14,953               -3.79%    $15,007
     09/30/1995                  $15,335                1.98%    $15,304
     10/31/1995                  $14,963               -2.66%    $14,897
     11/30/1995                  $15,232                2.81%    $15,315
     12/31/1995                  $15,656                4.05%    $15,936
     01/31/1996                  $16,122                0.43%    $16,004
     02/29/1996                  $16,349                0.36%    $16,062
     03/31/1996                  $16,391                2.15%    $16,407
     04/30/1996                  $16,993                2.93%    $16,888
     05/31/1996                  $17,225               -1.82%    $16,580
     06/30/1996                  $17,362                0.59%    $16,678
     07/31/1996                  $16,740               -2.90%    $16,195
     08/31/1996                  $17,331                0.24%    $16,234
     09/30/1996                  $17,668                2.68%    $16,669
     10/31/1996                  $18,017               -1.00%    $16,502
     11/30/1996                  $18,967                4.00%    $17,162
     12/31/1996                  $19,421               -1.26%    $16,946
     01/31/1997                  $19,684               -3.48%    $16,356
     02/28/1997                  $19,926                1.66%    $16,628
     03/31/1997                  $20,080                0.39%    $16,692
     04/30/1997                  $20,080                0.55%    $16,784
     05/31/1997                  $20,957                6.53%    $17,880
     06/30/1997                  $22,207                5.54%    $18,871
     07/31/1997                  $23,161                1.64%    $19,180
     08/31/1997                  $22,054               -7.45%    $17,751
     09/30/1997                  $23,863                5.62%    $18,749
     10/31/1997                  $21,955               -7.66%    $17,313
     11/30/1997                  $21,845               -1.00%    $17,140
     12/31/1997                  $22,087                0.90%    $17,294
     01/31/1998                  $22,240                4.60%    $18,089
     02/28/1998                  $23,929                6.44%    $19,254
     03/31/1998                  $25,540                3.10%    $19,851
     04/30/1998                  $25,879                0.81%    $20,012
     05/31/1998                  $25,540               -0.46%    $19,920
     06/30/1998                  $25,237                0.78%    $20,075
     07/31/1998                  $25,459                1.04%    $20,284
     08/31/1998                  $21,835              -12.37%    $17,775
     09/30/1998                  $21,052               -3.04%    $17,235
     10/31/1998                  $22,723               10.45%    $19,036
     11/30/1998                  $24,021                5.15%    $20,016
     12/31/1998                  $24,091                3.97%    $20,811
     01/31/1999                  $23,799               -0.27%    $20,754
     02/28/1999                  $23,121               -2.36%    $20,265
     03/31/1999                  $24,282                4.20%    $21,116
     04/30/1999                  $26,281                4.07%    $21,975
     05/31/1999                  $25,261               -5.13%    $20,848
     06/30/1999                  $26,522                3.92%    $21,665
     07/31/1999                  $26,670                3.00%    $22,315
     08/31/1999                  $26,643                0.39%    $22,402
     09/30/1999                  $26,160                1.03%    $22,633
     10/31/1999                  $26,267                3.77%    $23,486
     11/30/1999                  $27,287                3.50%    $24,308
     12/31/1999                  $29,688                8.99%    $26,493
     01/31/2000                  $28,064               -6.34%    $24,814
     02/29/2000                  $28,488                2.71%    $25,486
     03/31/2000                  $29,565                3.90%    $26,480
     04/30/2000                  $28,128               -5.24%    $25,093
     05/31/2000                  $28,361               -2.42%    $24,485
     06/30/2000                  $29,822                3.93%    $25,448
     07/31/2000                  $29,419               -4.17%    $24,386
     08/31/2000                  $29,622                0.89%    $24,603
     09/30/2000                  $28,535               -4.85%    $23,410
     10/31/2000                  $27,773               -2.34%    $22,862
     11/30/2000                  $27,604               -3.73%    $22,010
     12/31/2000                  $28,983                3.58%    $22,798



**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

                                                                             135


Page

                   THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

136
Page

                            TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton International Smaller Companies Fund seeks long-term capital appreciation. The Fund invests primarily in equity securities of smaller companies located outside the U.S., including those in emerging markets.
--------------------------------------------------------------------------------

If ever a year could be split into two contrasting periods, this would be it. During the first three months of the year, international stock markets generally performed well, driven upward by strength in the global economic environment, particularly by signs of a sustained Asian recovery. However, from the middle of March 2000, many stock markets declined mainly due to rising interest rates, high oil prices, the euro's continuing slide, corporate earnings disappointments, investor concerns that many technology and Internet valuations were unrealistic, and fears of a potential U.S. economic slowdown.

The Fund now seeks to invest in companies with market capitalizations of less than $2 billion. This change reflects the increase in capitalization of global stock markets over the last few years and gives the Fund the opportunity to invest in a greater number of dynamic, more liquid smaller companies. As a result, we changed our benchmark to the Salomon Smith Barney Global ex-U.S.
less than $2 Billion Index.(1) For the year under review, the Fund's performance was above that of our new benchmark, which delivered a return of -14.28%. The Fund's previous benchmark, the Salomon Smith Barney Global ex-U.S. less than $1 Billion Index, declined 16.62% during the period.1 The Fund's outperformance was due largely to our continued low exposure to the technology sector and Japanese stocks, both of which were highly volatile and offered generally poor results during the reporting period. In fact, the Fund benefited from the correction in technology-related issues, as investor attention seemed to shift to more traditional value stocks representative of our core investment style.

The bedrock of the portfolio continues to be our European holdings. Strong stock selection and a better European economic environment contributed significantly to Fund performance. In the U.K., we benefited from our positions in produce and prepared foods distributor Geest, international transportation conglomerate Stagecoach, and department store chain Debenhams. On the continent, electronics manufacturer Bang & Olufsen, fashion designer Hugo Boss, drug wholesaler Gehe, industrial machinery builder Fives-Lille, data storage

(1). Source: Salomon Smith Barney. For an index description, please see the Index Definitions following the Fund Summaries.

This graph shows in pie format the geographic distribution of Templeton International Smaller Companies Fund based on total net assets as of 12/31/00.

Europe                             50.7%
Asia                               22.2%
North America                       5.8%
Latin America/Caribbean             4.1%
Australia/New Zealand               3.8%
Mid-East/Africa                     0.2%
Short-Term Investments
& Other Net Assets                 13.2%

                                                                             137
Page

Top 10 Holdings
Templeton International Smaller
Companies Fund
12/31/00

 Company                         % of Total
 Industry, Country               Net Assets
-------------------------------------------
   Kardex AG, Br.                    3.1%
   Electronic Equipment &
   Instruments, Switzerland

   Giordano International
   Ltd.                              2.7%
   Specialty Retail,
   Hong Kong

   Sa des Galeries Lafayette         2.7%
   Multiline Retail,
   France

   GTC Transcontinental
   Ltd., B                           2.5%
   Commercial Services &
   Supplies, Canada

   Dah Sing Financial
   Holdings Ltd.                     2.4%
   Banks, Hong Kong

   Li & Fung Ltd.                    2.3%
   Textiles & Apparel, Hong
   Kong

   Hugo Boss AG, pfd.                2.1%
   Textiles & Apparel,
   Germany

   Fletcher Challenge
   Energy Ltd.                       1.7%
   Oil & Gas, New Zealand

   Aalberts Industries NV            1.7%
   Industrial
   Conglomerates,
   Netherlands

   Fives-Lille Cie De                1.6%
   Construction &
   Engineering,
   France

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

producer Kardex and Internet-technology driven logistics and supply chain specialist Swisslog all performed well. Although we expect to continue discovering attractively valued companies across a number of industries in Europe, we will seek not to fall into a "value trap" by purchasing stocks that are recognized as cheap but are simply too small to interest investors or have no catalyst for share price appreciation.

In Asia, the strong relative performance of Hong Kong holdings Li & Fung, Dah Sing Financial and Techtronic Industries all boosted the Fund's performance. Compared with our benchmark, we maintained an underweight exposure to the Japanese market. This was detrimental to the Fund during the first three months of the year when telecommunications and technology stocks soared. However, we viewed Japanese technology stocks as overpriced and were gratified to see their valuations retrench significantly over the last few months of the period. We will continue to search for undervalued stocks in Japan using our disciplined, value-oriented approach.

Brazil was Latin America's best performing stock market, as investors gained confidence in the country's economic outlook. Although this positive belief waned during the latter part of the period, the Fund benefited from its exposure to the telecommunications industry, particularly in Telemig Celular.

Looking forward, we will continue to focus on company fundamentals as the basis for stock selection. In keeping with our value style of investing, we believe that a stock's fundamental value is of the utmost importance and we will continue to search for issues that trade at a discount to what, in our opinion, are a company's future earnings. More specifically, we will concentrate our search on companies we feel are able to avert the threat of pricing pressures to small businesses by producing value-added, rather than commodity, products or services.

138
Page

Regionally, we believe Europe continues to hold tremendous potential due to positive earnings prospects and a renewed focus on delivering value to shareholders. In Japan, we will focus on newer, entrepreneurial companies while remaining cautious about that country's economic fundamentals. We also believe that the agreement between the U.S. and China to establish normal trading relations will ease China's acceptance into the World Trade Organization and may provide interesting investment opportunities as foreign direct investment returns to Asia's largest nation.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Top 10 Industries
Templeton International Smaller
Companies Fund
Based on Equity Securities
12/31/00

                               % of Total
                               Net Assets
-----------------------------------------
   Banks                            7.4%

   Specialty Retail                 6.2%

   Textiles & Apparel               6.0%

   Commercial Services &
   Supplies                         5.7%

   Marine                           5.1%

   Electronic Equipment &
   Instruments                      4.7%

   Construction &
   Engineering                      4.4%

   Multiline Retail                 4.3%

   Machinery                        3.9%

   Electrical Equipment             3.4%

                                                                             139
Page

Templeton International Smaller Companies
Fund - Class 1

   We are replacing Salomon Smith Barney Global ex-U.S. less than $1 Billion Index with Salomon Smith Barney Global ex-U.S. less than $2 Billion Index as the new index better reflects the Fund's holdings. Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton International Smaller Companies Fund - Class 1
Periods ended 12/31/00

                                                             Since
                                                           Inception
                                    1-Year       3-Year     (5/1/96)
--------------------------------------------------------------------
 Average Annual Total Return       -1.03%        +2.46%      +3.83%
 Cumulative Total Return           -1.03%        +7.57%     +19.20%
 Value of $10,000 Investment       $9,897       $10,757     $11,920

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/96-12/31/00)

The graph compares the performance of Templeton International Smaller Companies Fund - Class 1, the Salomon Smith Barney Global ex-U.S. less than $2 Billion Index and the Salomon Smith Barney Global ex-U.S. less than $1 Billion Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton International Smaller Companies Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the Salomon Smith Barney Global ex-U.S. less than $2 Billion Index* and the Salomon Smith Barney Global ex-U.S. less than $1 Billion Index* from 5/1/96-12/31/00.

                                   Templeton International      Salomon Smith Barney           Salomon Smith
                                    Smaller Companies Fund       Global ex-U.S. less       Barney Global ex-
                                                 - Class I     than $2 Billion Index       U.S. less than $1
                                                                                               Billion Index
                              -------------------------------------------------------------------------------
      05/01/1996                    $10,000                     $10,000                             $10,000
      05/31/1996                    $10,150        -1.02%        $9,898        -0.73%                $9,927
      06/30/1996                    $10,330        -0.14%        $9,884        -0.22%                $9,905
      07/31/1996                    $10,210        -4.14%        $9,475        -4.47%                $9,462
      08/31/1996                    $10,330         1.32%        $9,600         1.82%                $9,635
      09/30/1996                    $10,410         0.93%        $9,689         0.59%                $9,691
      10/31/1996                    $10,690        -0.11%        $9,679         0.10%                $9,701
      11/30/1996                    $10,890         2.08%        $9,880         1.92%                $9,887
      12/31/1996                    $11,250        -1.76%        $9,706        -1.71%                $9,718
      01/31/1997                    $11,330        -0.25%        $9,682         0.72%                $9,788
      02/28/1997                    $11,450         2.25%        $9,900         2.36%               $10,019
      03/31/1997                    $11,490        -1.96%        $9,706        -2.18%                $9,801
      04/30/1997                    $11,440        -1.53%        $9,557        -1.96%                $9,609
      05/31/1997                    $11,670         5.50%       $10,083         5.37%               $10,125
      06/30/1997                    $11,936         2.34%       $10,319         2.11%               $10,338
      07/31/1997                    $12,026        -1.21%       $10,194        -1.48%               $10,185
      08/31/1997                    $12,117        -5.49%        $9,634        -5.26%                $9,650
      09/30/1997                    $12,569         0.74%        $9,705         0.21%                $9,670
      10/31/1997                    $11,574        -6.21%        $9,103        -6.00%                $9,090
      11/30/1997                    $11,232        -6.39%        $8,521        -7.32%                $8,424
      12/31/1997                    $11,081        -2.83%        $8,280        -3.04%                $8,168
      01/31/1998                    $10,689         1.93%        $8,440         2.14%                $8,343
      02/28/1998                    $11,684         8.03%        $9,117         8.41%                $9,045
      03/31/1998                    $12,227         3.98%        $9,480         3.51%                $9,362
      04/30/1998                    $12,328         0.37%        $9,515         0.34%                $9,394
      05/31/1998                    $12,066        -1.86%        $9,338        -2.03%                $9,203
      06/30/1998                    $11,327        -4.63%        $8,906        -5.07%                $8,737
      07/31/1998                    $11,105        -2.04%        $8,724        -2.14%                $8,550
      08/31/1998                     $9,362       -14.81%        $7,432       -14.73%                $7,290
      09/30/1998                     $9,066        -0.39%        $7,403        -0.03%                $7,288
      10/31/1998                     $9,404         8.02%        $7,997         6.94%                $7,794
      11/30/1998                     $9,805         3.65%        $8,289         4.25%                $8,125
      12/31/1998                     $9,721         1.22%        $8,390         1.80%                $8,271
      01/31/1999                     $9,467        -1.39%        $8,273        -1.56%                $8,142
      02/28/1999                     $9,425        -1.53%        $8,147        -1.46%                $8,024
      03/31/1999                     $9,827         7.27%        $8,739         7.69%                $8,641
      04/30/1999                    $10,820         8.82%        $9,510         9.85%                $9,492
      05/31/1999                    $10,756        -2.05%        $9,315        -1.59%                $9,341
      06/30/1999                    $11,380         6.32%        $9,904         6.90%                $9,985
      07/31/1999                    $11,565         2.35%       $10,136         2.15%               $10,200
      08/31/1999                    $11,729         1.74%       $10,313         1.67%               $10,370
      09/30/1999                    $11,359        -1.06%       $10,203        -1.55%               $10,210
      10/31/1999                    $11,272        -0.64%       $10,138        -1.05%               $10,102
      11/30/1999                    $11,424         2.39%       $10,380         1.99%               $10,303
      12/31/1999                    $12,044         5.37%       $10,938         4.59%               $10,776
      01/31/2000       -0.45%       $11,990         0.15%       $10,954         1.35%               $10,922
      02/29/2000        0.73%       $12,077         2.53%       $11,231         3.40%               $11,293
      03/31/2000        4.86%       $12,664         0.47%       $11,284        -0.06%               $11,286
      04/30/2000       -3.25%       $12,253        -7.24%       $10,467        -8.18%               $10,363
      05/31/2000       -0.45%       $12,198        -1.75%       $10,284        -2.43%               $10,111
      06/30/2000        5.27%       $12,840         6.14%       $10,916         6.09%               $10,727
      07/31/2000       -1.81%       $12,608        -3.94%       $10,485        -4.05%               $10,293
      08/31/2000        1.41%       $12,786         2.99%       $10,799         2.83%               $10,584
      09/30/2000       -4.85%       $12,166        -5.15%       $10,243        -5.42%               $10,010
      10/31/2000       -4.19%       $11,656        -7.38%        $9,487        -8.31%                $9,178
      11/30/2000       -0.95%       $11,545        -3.53%        $9,152        -3.98%                $8,813
      12/31/2000        3.26%       $11,920         2.45%        $9,376         1.95%                $8,985

*Source: Salomon Smith Barney.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

140
Page

Templeton International
Smaller Companies
Fund - Class 2

   We are replacing Salomon Smith Barney Global ex-U.S. less than $1 Billion Index with Salomon Smith Barney Global ex-U.S. less than $2 Billion Index as the new index better reflects the Fund's holdings. Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



Templeton International Smaller Companies Fund - Class 2*
Periods ended 12/31/00
                                                              Since     Since Class 2
                                                           Inception     Inception
                                    1-Year       3-Year     (5/1/96)      (1/6/99)
                               ------------- ------------ ----------- ---------------
 Average Annual Total Return         -1.24%       +2.39%     +3.79%          +9.29%
 Cumulative Total Return             -1.24%       +7.35%    +18.96%         +19.26%
 Value of $10,000 Investment         $9,876      $10,735    $11,896         $11,926

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/96-12/31/00)

The graph compares the performance of Templeton International Smaller Companies Fund - Class 2*, the Salomon Smith Barney Global ex-U.S. less than $2 Billion Index and the Salomon Smith Barney Global ex-U.S. less than $1 Billion Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton International Smaller Companies Fund - Class 2* as tracked by the growth in value of a $10,000 investment to that of the Salomon Smith Barney Global ex-U.S. less than $2 Billion Index** and the Salomon Smith Barney Global ex-U.S. less than $1 Billion Index** from 5/1/96-12/31/00.

                 Templeton International Smaller        Salomon Smith Barney Global       Salomon Smith
                                Companies Fund -       ex-U.S. less than $2 Billion       Barney Global
                                        Class II                              Index   ex-U.S. less than
                                                                                       $1 Billion Index
              ------------------------------------------------------------------------------------------
                           $10,000                          $10,000                             $10,000
                           $10,150        -1.02%             $9,898          -0.73%              $9,927
                           $10,330        -0.14%             $9,884          -0.22%              $9,905
                           $10,210        -4.14%             $9,475          -4.47%              $9,462
                           $10,330         1.32%             $9,600           1.82%              $9,635
                           $10,410         0.93%             $9,689           0.59%              $9,691
                           $10,690        -0.11%             $9,679           0.10%              $9,701
                           $10,890         2.08%             $9,880           1.92%              $9,887
                           $11,250        -1.76%             $9,706          -1.71%              $9,718
                           $11,330        -0.25%             $9,682           0.72%              $9,788
                           $11,450         2.25%             $9,900           2.36%             $10,019
                           $11,490        -1.96%             $9,706          -2.18%              $9,801
                           $11,440        -1.53%             $9,557          -1.96%              $9,609
                           $11,670         5.50%            $10,083           5.37%             $10,125
                           $11,936         2.34%            $10,319           2.11%             $10,338
                           $12,026        -1.21%            $10,194          -1.48%             $10,185
                           $12,117        -5.49%             $9,634          -5.26%              $9,650
                           $12,569         0.74%             $9,705           0.21%              $9,670
                           $11,574        -6.21%             $9,103          -6.00%              $9,090
                           $11,232        -6.39%             $8,521          -7.32%              $8,424
                           $11,081        -2.83%             $8,280          -3.04%              $8,168
                           $10,689         1.93%             $8,440           2.14%              $8,343
                           $11,684         8.03%             $9,117           8.41%              $9,045
                           $12,227         3.98%             $9,480           3.51%              $9,362
                           $12,328         0.37%             $9,515           0.34%              $9,394
                           $12,066        -1.86%             $9,338          -2.03%              $9,203
                           $11,327        -4.63%             $8,906          -5.07%              $8,737
                           $11,105        -2.04%             $8,724          -2.14%              $8,550
                            $9,362       -14.81%             $7,432         -14.73%              $7,290
                            $9,066        -0.39%             $7,403          -0.03%              $7,288
                            $9,404         8.02%             $7,997           6.94%              $7,794
                            $9,805         3.65%             $8,289           4.25%              $8,125
                            $9,721         1.22%             $8,390           1.80%              $8,271
                            $9,467        -1.39%             $8,273          -1.56%              $8,142
                            $9,424        -1.53%             $8,147          -1.46%              $8,024
                            $9,815         7.27%             $8,739           7.69%              $8,641
                           $10,809         8.82%             $9,510           9.85%              $9,492
                           $10,745        -2.05%             $9,315          -1.59%              $9,341
                           $11,368         6.32%             $9,904           6.90%              $9,985
                           $11,553         2.35%            $10,136           2.15%             $10,200
                           $11,716         1.74%            $10,313           1.67%             $10,370
                           $11,346        -1.06%            $10,203          -1.55%             $10,210
                           $11,270        -0.64%            $10,138          -1.05%             $10,102
                           $11,422         2.39%            $10,380           1.99%             $10,303
                           $12,042         5.37%            $10,938           4.59%             $10,776
       -0.45%              $11,988         0.15%            $10,954           1.35%             $10,922
        0.64%              $12,065         2.53%            $11,231           3.40%             $11,293
        4.96%              $12,663         0.47%            $11,284          -0.06%             $11,286
       -3.36%              $12,237        -7.24%            $10,467          -8.18%             $10,363
       -0.45%              $12,182        -1.75%            $10,284          -2.43%             $10,111
        5.36%              $12,835         6.14%            $10,916           6.09%             $10,727
       -1.81%              $12,603        -3.94%            $10,485          -4.05%             $10,293
        1.41%              $12,781         2.99%            $10,799           2.83%             $10,584
       -4.94%              $12,149        -5.15%            $10,243          -5.42%             $10,010
       -4.19%              $11,640        -7.38%             $9,487          -8.31%              $9,178
       -1.05%              $11,518        -3.53%             $9,152          -3.98%              $8,813
        3.27%              $11,896         2.45%             $9,376           1.95%              $8,985



**Source: Salomon Smith Barney.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

                                                                             141

Page

                      SUPPLEMENT DATED FEBRUARY 16, 2001
                             TO THE PROSPECTUS FOR
             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                               DATED MAY 1, 2000

The prospectus, with respect to TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND, is amended by replacing the MANAGEMENT section (page TIS-4) with the following:


MANAGEMENT

Templeton Investment Counsel, LLC (TIC), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, is the fund's investment manager.

Under an agreement with TIC, Templeton Asset Management Ltd. (TAML), Two Exchange Square, Hong Kong, serves as the fund's sub-advisor. TAML provides TIC with investment management advice and assistance.

MANAGEMENT TEAM The team responsible for the fund's management is:

Simon Rudolph                  Mr. Rudolph has been a manager of the fund since 1997. Before joining
SENIOR VICE PRESIDENT, TIC     Franklin Templeton Investments in 1997, he was an executive director with
PORTFOLIO MANAGER, TAML        Morgan Stanley.

Tucker Scott, CFA              Mr. Scott has been a manager of the fund since 2000. Before joining Franklin
VICE PRESIDENT, TIC            Templeton Investments in 1996, he worked for Aeltus Investment Management.

Cindy L. Sweeting, CFA         Ms. Sweeting has been a manager of the fund since January 2001. Before
SENIOR VICE PRESIDENT, TIC     joining Franklin Templeton Investments in 1997, she was Vice President of
                               Investments with McDermott International Investments Co., Inc. in Nassau,
                               Bahamas.

The fund pays TIC a fee for managing the fund's assets. For the fiscal year ended December 31, 1999, the fund paid 0.85% of its average net assets to TIC for its services.

               Please keep this supplement for future reference.

142
Page

                                  TEMPLETON PACIFIC GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Pacific Growth Securities Fund (formerly Templeton Pacific Growth Fund) seeks long-term capital growth. The Fund invests primarily in equity securities of companies with primary operations in Pacific Rim countries, some of which may be considered emerging markets.
--------------------------------------------------------------------------------

   Subject to regulatory approval, shares of the Templeton International Securities Fund will be substituted for shares of Templeton Pacific Growth Securities Fund in the latter part of March 2001, or as soon as possible. Following the substitution, the Fund will no longer be available as an eligible investment for insurance company separate accounts. Please refer to your contract prospectus for information.

During the first quarter of 2000, many Asian economies performed well. However, these economies grew at a slower pace for the remainder of the year primarily due to excess capacity and banking systems that continued to suffer from the past decade's extravagant lending. The damage was most evident in Indonesia, where the Fund fortunately had extremely low exposure. That country's non-performing loans crippled its banking and economic structures. Asian equity markets, which began the reporting period with such great promise, also began to weaken substantially. Nevertheless, this differed from the 1998 Asian stock market crisis because prices declined slowly this time rather than crashing. In our opinion, 1998's economic recession is not likely to repeat itself in the foreseeable future.

The Japanese stock market lost ground, with the Topix Index dropping 32.79% during the 12 months under review and 32.32% from its high in January 2000.(1) Contributing to this downturn were a troubled banking system, a sharp rise in bankruptcies, the Japanese government's efforts to sell a huge chunk of Nippon Telegraph & Telephone, the unloading of stocks long held by companies restructuring their balance sheets and operations, and technology stocks' global meltdown. It is interesting to note that if not for the performance of technology shares, the market was little changed over the past year.

Unlike Japan, Hong Kong's equity market fared better, declining by only 9.30% during the year as measured by the Hang Seng Index.(2) Hong Kong stocks benefited from surging exports to China but suffered

(1). Source: Topix Index. The Topix Index is a capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. The index includes over 1,400 companies (as of 12/31/00).

(2). Source: Hang Seng Index. The Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong. The components of the index are divided into four subindexes: Commerce and Industry, Finance, Utilities and Properties.

                                                                             143
Page

Top 10 Holdings
Templeton Pacific Growth
Securities Fund
12/31/00

 Company                        % of Total
 Industry, Country              Net Assets
------------------------------------------
   Swire Pacific Ltd.              5.3%
   Diversified Financials,
   Hong Kong

   Cheung Kong
   Holdings Ltd.                   4.4%
   Real Estate, Hong Kong

   Overseas Union Bank Ltd.        4.3%
   Banks, Singapore

   City Developments Ltd.          4.2%
   Real Estate, Singapore

   Wheelock and
   Company Ltd.                    4.2%
   Real Estate, Hong Kong

   East Japan Railway Co.          3.7%
   Road & Rail, Japan

   Australia & New Zealand
   Banking Group Ltd.              3.3%
   Banks, Australia

   CLP Holdings Ltd.               3.2%
   Electric Utilities,
   Hong Kong

   Road King
   Infrastructure Ltd.             3.1%
   Transportation
   Infrastructure,
   Hong Kong

   Commerce Asset-
   Holding Bhd.                    3.1%
   Banks, Malaysia

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

partly from rising short-term interest rates and the plunge in U.S. technology and telecommunications stocks. The performance of Singapore's equity market also lagged in 2000 after a strong 1999. Still, the nation's economic fundamentals appeared to exhibit signs of resilience despite an expected slowdown in the U.S. electronics market, one of Singapore's major importers.

During the year under review, the Fund remained predominantly invested in Japan, Hong Kong and Singapore. We sought to take advantage of Japan's stock market weakness by initiating a new position in Toshiba, a global semiconductor supplier. We also participated in Japan's pharmaceutical industry, one of the country's few industries that performed well, by purchasing shares in Ono Pharmaceutical, a respiratory and heart medications developer.

In Hong Kong, one of our long-standing positions, Hutchison Whampoa, is related to the telecommunications industry. We continue to hold Hutchison, which in our opinion, looks attractive due to its venture into 3G in the U.K. and its mobile telecommunications assets in the U.S. In Singapore, we purchased shares in Creative Technology, an electronics company specializing in multimedia solutions for PCs, when technology stocks took a nosedive in the spring of 2000. In our opinion, the company's stock is poised to benefit from increasing demand for audio and personal digital entertainment products worldwide.

Looking forward, we are monitoring the Asian markets' reaction to a U.S. economic slowdown and the effects of rising oil prices on international trade. Japan, in particular, appears to be facing a number of threats such as fiscal tightening and an overvalued yen relative to the euro and other Asian currencies. Over time, such appreciation may result in a relocation of production from Japan to the European Union. Another risk is the reweighting of some of the most popular international equity indexes according to shares available to foreign investors instead of total market capitalization. This may result in a lower weighting for Japan and would exert downward pressure on its market.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

144
Page

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Pacific Growth Securities Fund - Class 1
Periods ended 12/31/00

                                                                     Since
                                                                   Inception
                                          1-Year        5-Year     (1/27/92)
----------------------------------------------------------------------------
 Average Annual Total Return            -25.72%       -8.85%         -1.11%
 Cumulative Total Return                -25.72%      -37.08%         -9.48%
 Value of $10,000 Investment             $7,428       $6,292         $9,052

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/27/92-12/31/00)

The graph compares the performance of Templeton Pacific Growth Securities Fund
- Class 1 and the Morgan Stanley Capital International (MSCI) Pacific Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton Pacific Growth Securities Fund
- Class 1, as tracked by the growth in value of a $10,000 investment, to that of the MSCI Pacific Index* from 1/27/92-12/31/00.

                         Templeton Pacific      MSCI Pacific Index
                         Growth Securities
                            Fund - Class I
                 --------------------------------------------------
     01/27/1992        $10,000                             $10,000
     01/31/1992        $10,000       -0.50%                 $9,950
     02/29/1992        $10,000       -6.99%                 $9,255
     03/31/1992        $10,000       -9.49%                 $8,376
     04/30/1992        $10,010       -4.56%                 $7,994
     05/31/1992        $10,210        7.82%                 $8,620
     06/30/1992        $10,450       -7.84%                 $7,944
     07/31/1992         $9,900       -1.37%                 $7,835
     08/31/1992         $9,570       13.72%                 $8,910
     09/30/1992         $9,790       -2.27%                 $8,708
     10/31/1992        $10,230       -3.51%                 $8,402
     11/30/1992        $10,110        1.91%                 $8,563
     12/31/1992         $9,880       -1.12%                 $8,467
     01/31/1993         $9,980       -0.17%                 $8,452
     02/28/1993        $10,330        4.87%                 $8,864
     03/31/1993        $10,270       12.10%                 $9,936
     04/30/1993        $10,920       15.95%                $11,521
     05/31/1993        $11,290        2.93%                $11,859
     06/30/1993        $11,100       -1.62%                $11,667
     07/31/1993        $11,230        5.93%                $12,359
     08/31/1993        $11,770        2.97%                $12,726
     09/30/1993        $11,840       -3.73%                $12,251
     10/31/1993        $13,110        2.24%                $12,525
     11/30/1993        $12,970      -14.09%                $10,761
     12/31/1993        $14,610        6.99%                $11,513
     01/31/1994        $14,720       11.59%                $12,847
     02/28/1994        $14,300        2.59%                $13,180
     03/31/1994        $13,330       -5.51%                $12,454
     04/30/1994        $13,520        4.34%                $12,994
     05/31/1994        $14,080        2.39%                $13,305
     06/30/1994        $13,704        3.29%                $13,742
     07/31/1994        $13,956       -2.13%                $13,450
     08/31/1994        $14,549        1.75%                $13,685
     09/30/1994        $14,006       -2.49%                $13,344
     10/31/1994        $14,097        2.54%                $13,683
     11/30/1994        $13,191       -5.57%                $12,921
     12/31/1994        $13,322        0.69%                $13,010
     01/31/1995        $12,356       -6.30%                $12,191
     02/28/1995        $12,869       -2.46%                $11,891
     03/31/1995        $13,191        7.70%                $12,806
     04/30/1995        $13,372        4.27%                $13,353
     05/31/1995        $13,895       -3.98%                $12,822
     06/30/1995        $13,639       -4.22%                $12,281
     07/31/1995        $14,166        7.23%                $13,168
     08/31/1995        $14,001       -3.75%                $12,675
     09/30/1995        $14,259        0.94%                $12,794
     10/31/1995        $13,691       -4.85%                $12,173
     11/30/1995        $13,763        4.93%                $12,773
     12/31/1995        $14,384        4.90%                $13,399
     01/31/1996        $15,552        0.18%                $13,423
     02/29/1996        $15,500       -1.11%                $13,274
     03/31/1996        $15,531        3.08%                $13,683
     04/30/1996        $16,224        5.11%                $14,382
     05/31/1996        $16,276       -4.32%                $13,761
     06/30/1996        $16,132        0.04%                $13,767
     07/31/1996        $15,255       -4.58%                $13,136
     08/31/1996        $15,634       -2.62%                $12,792
     09/30/1996        $15,862        3.28%                $13,212
     10/31/1996        $15,353       -4.63%                $12,600
     11/30/1996        $16,176        2.73%                $12,944
     12/31/1996        $15,981       -5.18%                $12,273
     01/31/1997        $15,732       -8.40%                $11,242
     02/28/1997        $15,797        2.10%                $11,478
     03/31/1997        $15,201       -3.65%                $11,059
     04/30/1997        $15,299        2.10%                $11,292
     05/31/1997        $16,165        9.80%                $12,398
     06/30/1997        $16,457        6.21%                $13,168
     07/31/1997        $16,733       -2.38%                $12,855
     08/31/1997        $14,030       -9.90%                $11,582
     09/30/1997        $14,350       -0.37%                $11,539
     10/31/1997        $11,714      -12.13%                $10,140
     11/30/1997        $10,688       -5.49%                 $9,583
     12/31/1997        $10,236       -4.38%                 $9,163
     01/31/1998         $9,387        5.44%                 $9,662
     02/28/1998        $10,688        3.60%                $10,010
     03/31/1998        $10,390       -5.50%                 $9,459
     04/30/1998         $9,673       -1.96%                 $9,274
     05/31/1998         $8,339       -6.77%                 $8,646
     06/30/1998         $7,530       -0.18%                 $8,630
     07/31/1998         $7,293       -1.73%                 $8,481
     08/31/1998         $6,062      -11.81%                 $7,479
     09/30/1998         $6,630       -0.31%                 $7,456
     10/31/1998         $8,288       17.34%                 $8,749
     11/30/1998         $8,880        4.61%                 $9,152
     12/31/1998         $8,892        2.80%                 $9,409
     01/31/1999         $8,560        0.74%                 $9,478
     02/28/1999         $8,300       -1.94%                 $9,294
     03/31/1999         $8,986       12.62%                $10,467
     04/30/1999        $10,987        6.70%                $11,169
     05/31/1999        $10,573       -5.94%                $10,505
     06/30/1999        $11,449        9.22%                $11,474
     07/31/1999        $11,555        7.63%                $12,349
     08/31/1999        $11,496       -1.00%                $12,226
     09/30/1999        $11,058        4.63%                $12,792
     10/31/1999        $11,437        3.88%                $13,288
     11/30/1999        $11,662        4.98%                $13,950
     12/31/1999        $12,183        6.55%                $14,864
     01/31/2000        $11,478       -4.81%                $14,149
     02/29/2000        $10,796       -2.18%                $13,840
     03/31/2000        $11,442        6.95%                $14,802
     04/30/2000        $10,833       -6.94%                $13,775
     05/31/2000         $9,959       -5.80%                $12,976
     06/30/2000        $10,725        7.73%                $13,979
     07/31/2000        $10,282       -9.51%                $12,650
     08/31/2000        $10,629        5.46%                $13,340
     09/30/2000         $9,731       -5.26%                $12,639
     10/31/2000         $9,252       -5.73%                $11,914
     11/30/2000         $8,965       -3.46%                $11,502
     12/31/2000         $9,052       -3.92%                $11,051

*Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

                          Past performance does not guarantee future results.

Templeton Pacific Growth Securities Fund
Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                             145
Page

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



Templeton Pacific Growth Securities Fund - Class 2*
Periods ended 12/31/00
                                                                                            Since     Since Class 2
                                                                                        Inception      Inception
                                                             1-Year         5-Year      (1/27/92)       (1/6/99)
                                                      --------------- -------------- -------------- ---------------
 Average Annual Total Return                              -25.80%          -8.89%        -1.13%          -0.01%
 Cumulative Total Return                                  -25.80%         -37.21%        -9.66%          -0.02%
 Value of $10,000 Investment                               $7,420          $6,279        $9,034          $9,998

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/27/92-12/31/00)

The graph compares the performance of Templeton Pacific Growth Securities Fund
- Class 2* and the Morgan Stanley Capital International (MSCI) Pacific Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton Pacific Growth Securities Fund
- Class 2*, as tracked by the growth in value of a $10,000 investment, to that of the MSCI Pacific Index** from 1/27/92-12/31/00.

                      Templeton Pacific         MSCI
                      Growth Securities      Pacific
                        Fund - Class II        Index
                   ----------------------------------
       01/27/1992     $10,000                $10,000
       01/31/1992     $10,000    -0.50%       $9,950
       02/29/1992     $10,000    -6.99%       $9,255
       03/31/1992     $10,000    -9.49%       $8,376
       04/30/1992     $10,010    -4.56%       $7,994
       05/31/1992     $10,210     7.82%       $8,620
       06/30/1992     $10,450    -7.84%       $7,944
       07/31/1992      $9,900    -1.37%       $7,835
       08/31/1992      $9,570    13.72%       $8,910
       09/30/1992      $9,790    -2.27%       $8,708
       10/31/1992     $10,230    -3.51%       $8,402
       11/30/1992     $10,110     1.91%       $8,563
       12/31/1992      $9,880    -1.12%       $8,467
       01/31/1993      $9,980    -0.17%       $8,452
       02/28/1993     $10,330     4.87%       $8,864
       03/31/1993     $10,270    12.10%       $9,936
       04/30/1993     $10,920    15.95%      $11,521
       05/31/1993     $11,290     2.93%      $11,859
       06/30/1993     $11,100    -1.62%      $11,667
       07/31/1993     $11,230     5.93%      $12,359
       08/31/1993     $11,770     2.97%      $12,726
       09/30/1993     $11,840    -3.73%      $12,251
       10/31/1993     $13,110     2.24%      $12,525
       11/30/1993     $12,970   -14.09%      $10,761
       12/31/1993     $14,610     6.99%      $11,513
       01/31/1994     $14,720    11.59%      $12,847
       02/28/1994     $14,300     2.59%      $13,180
       03/31/1994     $13,330    -5.51%      $12,454
       04/30/1994     $13,520     4.34%      $12,994
       05/31/1994     $14,080     2.39%      $13,305
       06/30/1994     $13,704     3.29%      $13,742
       07/31/1994     $13,956    -2.13%      $13,450
       08/31/1994     $14,549     1.75%      $13,685
       09/30/1994     $14,006    -2.49%      $13,344
       10/31/1994     $14,097     2.54%      $13,683
       11/30/1994     $13,191    -5.57%      $12,921
       12/31/1994     $13,322     0.69%      $13,010
       01/31/1995     $12,356    -6.30%      $12,191
       02/28/1995     $12,869    -2.46%      $11,891
       03/31/1995     $13,191     7.70%      $12,806
       04/30/1995     $13,372     4.27%      $13,353
       05/31/1995     $13,895    -3.98%      $12,822
       06/30/1995     $13,639    -4.22%      $12,281
       07/31/1995     $14,166     7.23%      $13,168
       08/31/1995     $14,001    -3.75%      $12,675
       09/30/1995     $14,259     0.94%      $12,794
       10/31/1995     $13,691    -4.85%      $12,173
       11/30/1995     $13,763     4.93%      $12,773
       12/31/1995     $14,384     4.90%      $13,399
       01/31/1996     $15,552     0.18%      $13,423
       02/29/1996     $15,500    -1.11%      $13,274
       03/31/1996     $15,531     3.08%      $13,683
       04/30/1996     $16,224     5.11%      $14,382
       05/31/1996     $16,276    -4.32%      $13,761
       06/30/1996     $16,132     0.04%      $13,767
       07/31/1996     $15,255    -4.58%      $13,136
       08/31/1996     $15,634    -2.62%      $12,792
       09/30/1996     $15,862     3.28%      $13,212
       10/31/1996     $15,353    -4.63%      $12,600
       11/30/1996     $16,176     2.73%      $12,944
       12/31/1996     $15,981    -5.18%      $12,273
       01/31/1997     $15,732    -8.40%      $11,242
       02/28/1997     $15,797     2.10%      $11,478
       03/31/1997     $15,201    -3.65%      $11,059
       04/30/1997     $15,299     2.10%      $11,292
       05/31/1997     $16,165     9.80%      $12,398
       06/30/1997     $16,457     6.21%      $13,168
       07/31/1997     $16,733    -2.38%      $12,855
       08/31/1997     $14,030    -9.90%      $11,582
       09/30/1997     $14,350    -0.37%      $11,539
       10/31/1997     $11,714   -12.13%      $10,140
       11/30/1997     $10,688    -5.49%       $9,583
       12/31/1997     $10,236    -4.38%       $9,163
       01/31/1998      $9,387     5.44%       $9,662
       02/28/1998     $10,688     3.60%      $10,010
       03/31/1998     $10,390    -5.50%       $9,459
       04/30/1998      $9,673    -1.96%       $9,274
       05/31/1998      $8,339    -6.77%       $8,646
       06/30/1998      $7,530    -0.18%       $8,630
       07/31/1998      $7,293    -1.73%       $8,481
       08/31/1998      $6,062   -11.81%       $7,479
       09/30/1998      $6,630    -0.31%       $7,456
       10/31/1998      $8,288    17.34%       $8,749
       11/30/1998      $8,880     4.61%       $9,152
       12/31/1998      $8,892     2.80%       $9,409
       01/31/1999      $8,560     0.74%       $9,478
       02/28/1999      $8,288    -1.94%       $9,294
       03/31/1999      $8,975    12.62%      $10,467
       04/30/1999     $10,964     6.70%      $11,169
       05/31/1999     $10,562    -5.94%      $10,505
       06/30/1999     $11,426     9.22%      $11,474
       07/31/1999     $11,532     7.63%      $12,349
       08/31/1999     $11,485    -1.00%      $12,226
       09/30/1999     $11,058     4.63%      $12,792
       10/31/1999     $11,438     3.88%      $13,288
       11/30/1999     $11,651     4.98%      $13,950
       12/31/1999     $12,172     6.55%      $14,864
       01/31/2000     $11,492    -4.81%      $14,149
       02/29/2000     $10,800    -2.18%      $13,840
       03/31/2000     $11,445     6.95%      $14,802
       04/30/2000     $10,849    -6.94%      $13,775
       05/31/2000      $9,953    -5.80%      $12,976
       06/30/2000     $10,729     7.73%      $13,979
       07/31/2000     $10,310    -9.51%      $12,650
       08/31/2000     $10,657     5.46%      $13,340
       09/30/2000      $9,749    -5.26%      $12,639
       10/31/2000      $9,271    -5.73%      $11,914
       11/30/2000      $8,985    -3.46%      $11,502
       12/31/2000      $9,034    -3.92%      $11,051



**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

                            Past performance does not guarantee future results.

Templeton Pacific Growth Securities Fund
Class 2

   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

146
Page

                      SUPPLEMENT DATED FEBRUARY 16, 2001
                             TO THE PROSPECTUS FOR
             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                               DATED MAY 1, 2000

The prospectus, with respect to TEMPLETON PACIFIC GROWTH SECURITIES FUND, is amended as follows:

I.      Include the following paragraph before the GOAL AND STRATEGIES section (page TP-1):

        Subject to regulatory approval, shares of the Templeton International Securities Fund will be substituted for shares of the fund in the latter part of March 2001, or as soon as possible. Following the substitution, the fund will no longer be available as an eligible investment for insurance company separate accounts. Please refer to your contract prospectus for information. Contract owners considering new purchases or transfers to separate accounts investing in this fund may also wish to consider (if it is available under your contract) the
        Templeton International Securities Fund, which has similar investment objectives and policies and to consult with their investment representatives.

II.     Replace the MANAGEMENT section (page TP-5) with the following:

        MANAGEMENT Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, California
        94403-7777, is the fund's investment manager.

        Under an agreement with Advisers, Templeton Asset Management Ltd., (TAML) in Hong Kong, Two
        Exchange Square, Hong Kong, serves as the fund's sub-advisor pending the substitution. TAML provides
        Advisers with investment management advice and assistance.

MANAGEMENT TEAM The team responsible for the fund's management is:

Simon Rudolph                  Mr. Rudolph has been a manager of the fund since November 2000. Before
SENIOR VICE PRESIDENT, TIC     joining Franklin Templeton Investments in 1997, he was an executive director
PORTFOLIO MANAGER, TAML        with Morgan Stanley.

Nicola Daniel                  Ms. Daniel has been a manager of the fund since November 2000. Before
PORTFOLIO MANAGER, TAML        joining Franklin Templeton Investments in 1997 she was a consultant and research associate for International Management & Development Group LTD.

The fund pays Advisers a fee for managing the fund's assets and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1999, the fund paid 1.00% of its average net assets to Advisers for its services.

               Please keep this supplement for future reference.

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148


Page

                                                         INDEX DEFINITIONS

--------------------------------------------------------------------------------
Consumer Price Index is a measure of the average change in prices for a fixed basket of goods and services regularly bought by consumers in the United
States; published by the Bureau of Labor Statistics.
--------------------------------------------------------------------------------

Credit Suisse First Boston Global High Yield (CSFB HY) Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index has several modules representing different sectors of the high yield market including a cash paying module, a zerofix module, a pay-in-kind module, and a defaulted module. The modular nature of the index allows customization of data to meet client needs. The index is divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range and other sector divisions. The CSFB HY Index follows a total of
250 sectors. CS First Boston has maintained the index since January 1986. While the index is priced and run weekly, monthly returns are typically used for performance attribution.
--------------------------------------------------------------------------------
Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits, stock dividends, and substitutions of stocks. It represents about 25%
of the NYSE market capitalization.
--------------------------------------------------------------------------------
JP Morgan Global Government Bond Index tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US.
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index is composed of securities in the Lehman Brothers Government and Credit Indexes, including U.S. Treasury, U.S.
government and agency securities; publicly issued U.S. corporate and foreign debentures; and secured notes that meet maturity, liquidity and quality specifications. Total return includes price appreciation/depreciation and income as a percentage of the original investment.
--------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least
$100 million for U.S. government issues and $50 million for all others. All returns are market-value weighted inclusive of accrued interest. The index is a composite of the Government/Corporate Index and the Mortgage-Backed Securities Index. Total return includes price appreciation/ depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization.



                                                                             149
Page

--------------------------------------------------------------------------------
Lehman Brothers Intermediate Government Bond Index includes securities issued by the U.S. government or its agencies with maturities from one up to, but not including, 10 years. These securities must have at least $100 million par amount outstanding and must be rated investment grade (Baa3 or better) by Moody's Investors Service. If a Moody's rating is not available, the Standard & Poor's or Fitch rating is used. These must be fixed-rate securities, although they can carry a coupon that steps up or changes according to a predetermined schedule, and they must be dollar-denominated and non-convertible.
--------------------------------------------------------------------------------
Lipper VIP Growth & Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Growth & Income Funds Objective Classification in the Lipper VIP underlying funds universe. Lipper Growth & Income Funds are defined as all mutual funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. As of 12/31/00, there were 243 funds in this category.
--------------------------------------------------------------------------------
Lipper VIP Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds Objective Classification in the Lipper VIP underlying funds universe. Lipper Income Funds are defined as all mutual funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. As of 12/31/00, there were 16 funds in this category.
--------------------------------------------------------------------------------
Lipper VIP U.S. Mortgage Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S.
Mortgage Funds Objective Classification in the Lipper VIP underlying funds universe. Lipper U.S. Mortgage Funds are defined as all funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. As of 12/31/00, there were 7 funds in this category.
--------------------------------------------------------------------------------
Merrill Lynch Treasury Zero Coupon 5-, 10- and 20-Year Bond Total Return
Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) All Country World Free Index is an equity index that measures the total return (gross dividends reinvested) of equity securities available to foreign (non-local) investors in the developed and emerging markets globally. Securities included are weighted according to their market capitalization (outstanding shares times price).


150
Page

--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an equity index that measures the total return (dividends are reinvested) of equity securities in emerging markets globally. Only securities available to foreign (non-local) investors are included. The securities in the index are capitalization weighted (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East
(EAFE) Index is an equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets in Europe, Australasia and the Far East. Securities included in the index are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Pacific Index comprises five developed market countries or regions in the Pacific: Australia, Hong Kong, Japan, New Zealand and Singapore. The MSCI indexes define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market capitalization for each group by selecting the most investable stocks in each industry. The index applies full market capitalization weights to each included stock.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) World Index is an equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets globally. Securities included in the index are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
National Association of Securities Dealers Automated Quotations (Nasdaq) Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market value weighted.
--------------------------------------------------------------------------------
Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.
--------------------------------------------------------------------------------
Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion.

                                                                             151
Page

--------------------------------------------------------------------------------
Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------
Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes.
--------------------------------------------------------------------------------
Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.
--------------------------------------------------------------------------------
Salomon Smith Barney Global Ex-U.S. less than $1 Billion Index is a total-capitalization weighted index that includes all developed and emerging countries, except the U.S., and includes companies with a total market capitalization below U.S.$1 billion.
--------------------------------------------------------------------------------
Salomon Smith Barney Global Ex-U.S. less than $2 Billion Index is a total-capitalization weighted index that includes all developed and emerging countries, except the U.S., and includes companies with a total market capitalization below U.S.$2 billion.
--------------------------------------------------------------------------------
Standard & Poor's 500 (S&P 500) consists of 500 widely held domestic common stocks comprising four broad sectors: industrials, utilities, financials and transportation. It is a market value-weighted index, where the stock price is multiplied by the number of shares outstanding, with each stock affecting the index in proportion to its market value. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.
--------------------------------------------------------------------------------
S&P(R)/International Finance Corporation (IFC) Investable Composite Index measures the total return with dividends reinvested of equity securities in emerging markets globally. Securities' weights are adjusted to reflect only the portion of the market capitalization available to foreign (non-local) investors. Securities included in the index are weighted according to their adjusted market capitalization (outstanding investable shares times price).

152
Page

--------------------------------------------------------------------------------
S&P 500 Health Care Composite Index is a capitalization-weighted index of all of the stocks in the Standard & Poor's 500 that are involved in the business of health care related products or services. The index was developed with a base of 100 as of January 14, 1987.
--------------------------------------------------------------------------------
Wilshire Real Estate Securities Index is a market capitalization-weighted index of publicly traded real estate securities, such as real estate investment trusts (REITs), Real Estate Operating Companies (REOCs) and partnerships. The index is composed of companies whose charter is the equity ownership and operation of commercial real estate. The index rebalances monthly and returns are calculated on a buy-and-hold basis.
--------------------------------------------------------------------------------

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154

Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Highlights

                                            Per share operating performance
         -------------------------------------------------------------------------------------------------
            Net         Net          Net                                    Distri-
           asset      invest-    realized &     Total      Distributions    butions
           value,      ment      unrealized      from        from net      from net    Total    Net asset
 Year    beginning    income       gains      investment     investment    realized   distri-   value, end     Total
ended     of year    (loss)(m)    (losses)    operations       income        gains    butions    of year     Return(c)
----------------------------------------------------------------------------------------------------------------------
Franklin Aggressive Growth Securities Fund
 2000(k)   $10.00      $ .02      $(2.43)       $(2.41)       $  --         $  --      $  --      $ 7.59     (24.10)%

Franklin Global Communications Securities Fund
Class 1
 1996       17.90        .91         .29          1.20         (.92)           --       (.92)      18.18       7.07
 1997       18.18        .90        3.54          4.44         (.96)        (1.33)     (2.29)      20.33      26.76
 1998       20.33        .76        1.41          2.17         (.83)        (1.22)     (2.05)      20.45      11.19
 1999       20.45        .37        6.91          7.28         (.84)        (2.03)     (2.87)      24.86      39.42
 2000       24.86        .11       (6.77)        (6.66)        (.50)        (4.82)     (5.32)      12.88     (32.85)
Class 2
 1999(i)    21.02        .26        6.37          6.63         (.84)        (2.03)     (2.87)      24.78      35.17
 2000       24.78        .05       (6.72)        (6.67)        (.43)        (4.82)     (5.25)      12.86     (32.97)

Franklin Global Health Care Securities Fund
Class 1
 1998(h)    10.00        .03         .68           .71           --            --         --       10.71       7.10
 1999       10.71        .01        (.88)         (.87)        (.02)           --       (.02)       9.82      (8.10)
 2000        9.82        .02        7.10          7.12         (.01)           --       (.01)      16.93      72.57
Class 2
 1999(i)    10.77       (.03)       (.93)         (.96)        (.02)           --       (.02)       9.79      (8.89)
 2000        9.79       (.01)       7.07          7.06           --(p)         --         --       16.85      72.13

Franklin Growth and Income Securities Fund
Class 1
 1996       17.14        .62        1.64          2.26         (.41)        (1.44)     (1.85)      17.55      14.19
 1997       17.55        .67        4.05          4.72         (.64)         (.62)     (1.26)      21.01      27.74
 1998       21.01        .69         .99          1.68         (.69)        (1.64)     (2.33)      20.36       8.33
 1999       20.36        .57        (.16)          .41         (.79)        (2.20)     (2.99)      17.78       1.10
 2000       17.78        .45        2.26          2.71        (1.17)        (2.16)     (3.33)      17.16      17.99
Class 2
 1999(i)    20.71        .47        (.46)          .01         (.79)        (2.20)     (2.99)      17.73       (.86)
 2000       17.73        .40        2.27          2.67        (1.11)        (2.16)     (3.27)      17.13      17.79

Franklin High Income Fund
Class 1
 1996       13.66       1.20         .56          1.76        (1.20)         (.06)     (1.26)      14.16      13.90
 1997       14.16       1.33         .22          1.55        (1.22)         (.04)     (1.26)      14.45      11.47
 1998       14.45       1.43       (1.25)          .18        (1.27)         (.08)     (1.35)      13.28        .99
 1999       13.28       1.24       (1.19)          .05        (3.03)         (.44)     (3.47)       9.86       (.07)
 2000        9.86       1.08       (2.36)        (1.28)        (.04)           --       (.04)       8.54     (13.00)
Class 2
 1999(i)    13.36       1.11       (1.18)         (.07)       (3.02)         (.44)     (3.46)       9.83       (.96)
 2000        9.83       1.04       (2.33)        (1.29)        (.04)           --       (.04)       8.50     (13.15)

Franklin Income Securities Fund
Class 1
 1996       16.47       1.32         .44          1.76         (.87)         (.15)     (1.02)      17.21      11.28
 1997       17.21       1.40        1.38          2.78        (1.33)         (.29)     (1.62)      18.37      17.09
 1998       18.37       1.37       (1.07)          .30        (1.42)         (.33)     (1.75)      16.92       1.64
 1999       16.92       1.19       (1.43)         (.24)       (1.46)         (.53)     (1.99)      14.69      (1.82)
 2000       14.69       1.17        1.40          2.57        (1.85)         (.71)     (2.56)      14.70      19.77
Class 2
 1999(i)    17.07       1.10       (1.53)         (.43)       (1.46)         (.53)     (1.99)      14.65      (2.93)
 2000       14.65       1.14        1.39          2.53        (1.81)         (.71)     (2.52)      14.66      19.43

                         Ratios/supplemental data
           ----------------------------------------------------
                                      Ratio of net
               Net        Ratio of     investment
           assets, end    expenses    income (loss)   Portfolio
 Year        of year     to average    to average      turnover
ended        (000's)     net assets    net assets        rate
---------------------------------------------------------------
Franklin Aggressive Growth Securities Fund
 2000(k)    $   13,021      .90%(a)        .35%(a)      86.65%

Franklin Global Communications Securities Fund
Class 1
 1996        1,202,290      .50           4.20          29.69
 1997        1,129,904      .50           3.91          17.00
 1998          986,755      .50           3.15          33.85
 1999          987,011      .51           1.81          87.53
 2000          523,288      .52            .54         117.99
Class 2
 1999(i)           491      .77(a)        1.24(a)       87.53
 2000              499      .77            .29         117.99

Franklin Global Health Care Securities Fund
Class 1
 1998(h)        8,990       .84(a)         .84(a)       40.80
 1999          11,307       .82            .09         188.22
 2000          44,714       .78            .16         131.71
Class 2
 1999(i)           83      1.07(a)        (.30)(a)     188.22
 2000             369      1.03           (.07)        131.71

Franklin Growth and Income Securities Fund
Class 1
 1996       1,077,989       .50           4.06          23.01
 1997       1,338,476       .49           3.53          36.71
 1998       1,318,743       .49           3.27          27.32
 1999         964,553       .49           2.94          39.80
 2000         810,837       .50           2.75          66.82
Class 2
 1999(i)          789       .75(a)        2.55(a)       39.80
 2000           2,311       .75           2.46          66.82

Franklin High Income Fund
Class 1
 1996         446,096       .54           9.63          27.16
 1997         496,036       .53           9.64          36.38
 1998         446,609       .53           9.96          41.71
 1999         314,131       .54           9.97          22.17
 2000         189,986       .57          11.43          20.37
Class 2
 1999(i)          448       .80(a)        9.51(a)       22.17
 2000             432       .82          11.16          20.37

Franklin Income Securities Fund
Class 1
 1996       1,350,659       .50           7.96          15.28
 1997       1,406,787       .50           7.53          14.68
 1998       1,185,840       .49           6.94          12.22
 1999         775,116       .50           7.41          11.89
 2000         647,370       .50           8.21          23.92
Class 2
 1999(i)        1,302       .75(a)        7.36(a)       11.89
 2000           2,534       .75           7.99          23.92

                                                                            155

Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Highlights (continued)

                                            Per share operating performance
         -------------------------------------------------------------------------------------------------
            Net         Net          Net                                    Distri-
           asset      invest-    realized &     Total      Distributions    butions
           value,      ment      unrealized      from        from net      from net    Total    Net asset
 Year    beginning    income       gains      investment     investment    realized   distri-   value, end     Total
ended     of year    (loss)(m)    (losses)    operations       income        gains    butions    of year     Return(c)
----------------------------------------------------------------------------------------------------------------------
Franklin Large Cap Growth Securities Fund
Class 1
 1996(e)   $10.00      $ .03      $ 1.33        $ 1.36        $  --         $  --      $  --      $11.36      13.60%
 1997       11.36        .06        2.02          2.08         (.02)           --       (.02)      13.42      18.31
 1998       13.42        .10        2.62          2.72         (.06)           --       (.06)      16.08      20.29
 1999       16.08        .11        4.96          5.07         (.08)           --       (.08)      21.07      31.65
 2000       21.07        .09        1.14          1.23         (.11)        (1.16)     (1.27)      21.03       5.75
Class 2
 1999(i)    16.47        .04        4.58          4.62         (.08)           --       (.08)      21.01      28.11
 2000       21.01        .03        1.13          1.16         (.08)        (1.16)     (1.24)      20.93       5.46

Franklin Money Market Fund
Class 1
 1996        1.00        .05          --           .05         (.05)           --       (.05)       1.00       5.16
 1997        1.00        .05          --           .05         (.05)           --       (.05)       1.00       5.24
 1998        1.00        .05          --           .05         (.05)           --       (.05)       1.00       5.22
 1999        1.00        .05          --           .05         (.05)           --       (.05)       1.00       4.76
 2000        1.00        .06          --           .06         (.06)           --       (.06)       1.00       5.95
Class 2
 1999(i)     1.00        .04          --           .04         (.04)           --       (.04)       1.00       4.39
 2000        1.00        .06          --           .06         (.06)           --       (.06)       1.00       5.69

Franklin Natural Resources Securities Fund
Class 1
 1996       14.08        .15         .44           .59         (.20)         (.18)      (.38)      14.29       4.00
 1997       14.29        .15       (2.83)        (2.68)        (.20)           --       (.20)      11.41     (18.98)
 1998       11.41        .15       (3.02)        (2.87)        (.15)           --       (.15)       8.39     (25.38)
 1999        8.39        .06        2.64          2.70         (.16)           --       (.16)      10.93      32.25
 2000       10.93        .11        3.85          3.96         (.08)           --       (.08)      14.81      36.48
Class 2
 1999(i)     8.70        .02        2.35          2.37         (.16)           --       (.16)      10.91      27.30
 2000       10.91        .07        3.86          3.93         (.06)           --       (.06)      14.78      36.26

Franklin Real Estate Fund
Class 1
 1996       17.40        .79        4.74          5.53         (.78)           --       (.78)      22.15      32.82
 1997       22.15        .72        3.72          4.44         (.67)         (.32)      (.99)      25.60      20.70
 1998       25.60       1.45       (5.60)        (4.15)        (.94)         (.58)     (1.52)      19.93     (16.82)
 1999       19.93        .88       (1.77)         (.89)       (1.73)        (2.39)     (4.12)      14.92      (6.14)
 2000       14.92        .84        3.55          4.39        (1.15)         (.69)     (1.84)      17.47      31.95
Class 2
 1999(i)    20.21       1.29       (2.50)        (1.21)       (1.73)        (2.39)     (4.12)      14.88      (7.66)
 2000       14.88        .93        3.41          4.34        (1.15)         (.69)     (1.84)      17.38      31.59

Franklin Rising Dividends Securities Fund
Class 1
 1996       12.66        .25        2.77          3.02         (.28)           --       (.28)      15.40      24.18
 1997       15.40        .22        4.77          4.99         (.26)         (.45)      (.71)      19.68      33.03
 1998       19.68        .23        1.07          1.30         (.22)        (2.65)     (2.87)      18.11       6.92
 1999       18.11        .22       (1.57)        (1.35)        (.29)        (2.86)     (3.15)      13.61      (9.70)
 2000       13.61        .20        2.18          2.38         (.50)        (2.26)     (2.76)      13.23      21.05
Class 2
 1999(i)    18.28        .17       (1.74)        (1.57)        (.29)        (2.86)     (3.15)      13.56     (10.84)
 2000       13.56        .17        2.17          2.34         (.46)        (2.26)     (2.72)      13.18      20.71

                         Ratios/supplemental data
           ----------------------------------------------------
                                      Ratio of net
               Net        Ratio of     investment
           assets, end    expenses    income (loss)   Portfolio
 Year        of year     to average    to average      turnover
ended        (000's)     net assets    net assets        rate
---------------------------------------------------------------
Franklin Large Cap Growth Securities Fund
Class 1
 1996(e)    $   44,667      .77%(a)        .96%(a)       3.91%
 1997          109,355      .77            .72          19.90
 1998          220,952      .77           1.00          12.17
 1999          407,515      .77            .63          41.78
 2000          431,384      .78            .43          70.16
Class 2
 1999(i)           542     1.02(a)         .22(a)       41.78
 2000            1,081     1.03            .17          70.16

Franklin Money Market Fund
Class 1
 1996          408,930      .43(n)        5.04             --
 1997          367,449      .45(n)        5.11             --
 1998          414,341      .45(n)        5.08             --
 1999          364,028      .53           4.64             --
 2000          274,580      .55           5.75             --
Class 2
 1999(i)         8,602      .79(a)        4.51(a)          --
 2000           21,609      .79           5.59             --

Franklin Natural Resources Securities Fund
Class 1
 1996          109,579      .65           1.00          21.77
 1997           74,924      .69           1.00          85.22
 1998           45,927      .64           1.21          64.68
 1999           42,861      .66            .64          51.19
 2000           48,739      .67            .88          69.81
Class 2
 1999(i)            68      .92(a)         .23(a)       51.19
 2000            2,430      .92            .53          69.81

Franklin Real Estate Fund
Class 1
 1996          322,721      .57           4.80          10.32
 1997          440,554      .54           3.59          11.62
 1998          282,290      .54           5.44          13.21
 1999          158,553      .58           4.83          10.27
 2000          153,203      .60           5.29          16.41
Class 2
 1999(i)         2,449      .83(a)        8.84(a)       10.27
 2000           23,743      .85           5.75          16.41

Franklin Rising Dividends Securities Fund
Class 1
 1996          597,424      .76           1.96          27.97
 1997          780,298      .74           1.24          37.04
 1998          751,869      .72           1.20          26.44
 1999          450,549      .75           1.35           5.32
 2000          363,485      .78           1.66          12.26
Class 2
 1999(i)           549     1.01(a)        1.15(a)        5.32
 2000            1,041     1.03           1.44          12.26

156

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Highlights (continued)

                                            Per share operating performance
         -------------------------------------------------------------------------------------------------
            Net         Net          Net                                    Distri-
           asset      invest-    realized &     Total      Distributions    butions
           value,      ment      unrealized      from        from net      from net    Total    Net asset
 Year    beginning    income       gains      investment     investment    realized   distri-   value, end     Total
ended     of year    (loss)(m)    (losses)    operations       income        gains    butions    of year     Return(c)
----------------------------------------------------------------------------------------------------------------------
Franklin S&P 500 Index Fund
Class 1
 1999(j)   $10.00      $ .03      $  .53        $  .56        $  --         $  --      $  --      $10.56       5.60%
 2000       10.56        .11       (1.00)         (.89)        (.01)           --       (.01)       9.66      (8.47)
Class 2
 1999(j)    10.00        .04         .51           .55           --            --         --       10.55       5.50
 2000       10.55        .08       (1.00)         (.92)          --(q)         --         --        9.63      (8.70)
Class 3
 1999(j)    10.00        .03         .52           .55           --            --         --       10.55       5.50
 2000       10.55        .06        (.98)         (.92)        (.01)           --       (.01)       9.62      (8.77)

Franklin Small Cap Fund
Class 1
 1996       10.24        .02        2.95          2.97         (.01)           --       (.01)      13.20      28.95
 1997       13.20        .01        2.24          2.25         (.03)         (.37)      (.40)      15.05      17.42
 1998       15.05        .07        (.20)         (.13)        (.01)        (1.19)     (1.20)      13.72       (.98)
 1999       13.72       (.01)      13.25         13.24         (.08)         (.01)      (.09)      26.87      96.94
 2000       26.87        .11       (3.81)        (3.70)          --         (1.92)     (1.92)      21.25     (14.60)
Class 2
 1999(i)    14.25       (.04)      12.68         12.64         (.08)         (.01)      (.09)      26.80      89.05
 2000       26.80        .12       (3.86)        (3.74)          --         (1.92)     (1.92)      21.14     (14.76)

Franklin Technology Securities Fund
Class 1
 2000(k)    10.00       (.02)      (2.40)        (2.42)          --            --         --        7.58     (24.20)
Class 2
 2000(l)    13.13       (.01)      (5.55)        (5.56)          --            --         --        7.57     (42.35)

Franklin U.S. Government Fund
Class 1
 1996       14.00        .75        (.31)          .44         (.97)           --       (.97)      13.47       3.62
 1997       13.47       1.00         .21          1.21         (.76)           --       (.76)      13.92       9.31
 1998       13.92        .99         .01          1.00        (1.03)           --      (1.03)      13.89       7.44
 1999       13.89        .83        (.96)         (.13)       (1.98)           --      (1.98)      11.78       (.94)
 2000       11.78        .79         .60          1.39         (.01)           --       (.01)      13.16      11.82
Class 2
 1999(i)    13.89        .77        (.92)         (.15)       (1.96)           --      (1.96)      11.78      (1.10)
 2000       11.78        .77         .57          1.34         (.01)           --       (.01)      13.11      11.39

Franklin Value Securities Fund
Class 1
 1998(h)    10.00        .02       (2.23)        (2.21)          --            --         --        7.79     (22.10)
 1999        7.79        .05         .08           .13         (.02)           --       (.02)       7.90       1.65
 2000        7.90        .10        1.89          1.99         (.03)           --       (.03)       9.86      25.23
Class 2
 1999(i)     7.97        .05        (.12)         (.07)        (.02)           --       (.02)       7.88       (.90)
 2000        7.88        .08        1.88          1.96         (.03)           --       (.03)       9.81      25.02

Franklin Zero Coupon Fund - 2005
 1996       17.38        .96       (1.13)         (.17)        (.86)           --       (.86)      16.35       (.50)
 1997       16.35       1.14         .63          1.77        (1.06)         (.01)     (1.07)      17.05      11.37
 1998       17.05       1.01        1.03          2.04        (1.10)         (.25)     (1.35)      17.74      12.53
 1999       17.74        .98       (2.01)        (1.03)       (2.10)         (.10)     (2.20)      14.51      (5.88)
 2000       14.51        .93         .84          1.77         (.01)         (.39)      (.40)      15.88      12.56

                          Ratios/supplemental data
            ----------------------------------------------------
                                       Ratio of net
                Net        Ratio of     investment
            assets, end    expenses    income (loss)   Portfolio
 Year         of year     to average    to average      turnover
ended         (000's)     net assets    net assets        rate
----------------------------------------------------------------
Franklin S&P 500 Index Fund
Class 1
 1999(j)     $   14,888      .55%(a,n)     1.77%(a)         --%
 2000            45,106      .32           1.06          15.85
Class 2
 1999(j)             88      .80(a,n)      2.17(a)          --
 2000                80      .59            .81          15.85
Class 3
 1999(j)          2,349      .80(a,n)      1.78(a)          --
 2000            10,174      .80(n)         .58          15.85

Franklin Small Cap Fund
Class 1
 1996           170,969      .77            .63          63.72
 1997           313,462      .77            .06          64.07
 1998           315,460      .77            .51          53.01
 1999           488,062      .77           (.05)         39.49
 2000           387,474      .75            .42          19.49
Class 2
 1999(i)          6,156     1.02(a)        (.18)(a)      39.49
 2000           301,420     1.00            .49          19.49

Franklin Technology Securities Fund
Class 1
 2000(k)          9,066      .99(a)        (.30)(a)     106.77
Class 2
 2000(l)          1,855     1.24(a)        (.29)(a)     106.77

Franklin U.S. Government Fund
Class 1
 1996           843,858      .51           6.66          12.93(b)
 1997           765,084      .50           6.49          16.84
 1998           710,832      .50           6.22          31.34
 1999           515,033      .51           6.25           7.90
 2000           424,513      .52           6.48           6.28
Class 2
 1999(i)          1,877      .77(a)        5.95(a)        7.90
 2000             3,961      .77           6.22           6.28

Franklin Value Securities Fund
Class 1
 1998(h)          9,013      .83(a)         .95(a)       22.79
 1999            11,320      .81            .65          61.23
 2000            19,455      .84           1.13          42.47
Class 2
 1999(i)          1,263     1.06(a)         .62(a)       61.23
 2000             7,209     1.09            .90          42.47

Franklin Zero Coupon Fund - 2005
 1996            82,603      .40(n)        6.15           2.06
 1997            77,296      .40(n)        6.16           4.52
 1998            84,487      .40(n)        5.82           3.87
 1999            65,895      .65           5.93          15.87
 2000            62,288      .66           6.27          32.88

                                                                             157

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Highlights (continued)

                                            Per share operating performance
         -------------------------------------------------------------------------------------------------
            Net                      Net                                    Distri-
           asset        Net      realized &     Total      Distributions    butions
           value,     invest-    unrealized      from        from net      from net    Total    Net asset
 Year    beginning     ment        gains      investment     investment    realized   distri-   value, end     Total
ended     of year     income(m)   (losses)    operations       income        gains    butions    of year     Return(c)
----------------------------------------------------------------------------------------------------------------------
Franklin Zero Coupon Fund - 2010
 1996      $18.04      $1.02      $(1.65)       $ (.63)       $(.88)        $(.24)    $(1.12)     $16.29      (2.69)%
 1997       16.29       1.02        1.54          2.56        (1.01)         (.01)     (1.02)      17.83      16.57
 1998       17.83       1.09        1.39          2.48        (1.11)         (.15)     (1.26)      19.05      14.45
 1999       19.05        .99       (3.24)        (2.25)       (2.14)         (.51)     (2.65)      14.15     (12.24)
 2000       14.15        .94        1.67          2.61         (.02)         (.24)      (.26)      16.50      18.72

Mutual Discovery Securities Fund
Class 1
 1996(f)    10.00        .02         .19           .21           --            --         --       10.21       2.10
 1997       10.21        .13        1.84          1.97         (.01)           --       (.01)      12.17      19.25
 1998       12.17        .20        (.76)         (.56)        (.17)         (.15)      (.32)      11.29      (5.00)
 1999       11.29        .17        2.48          2.65         (.37)           --       (.37)      13.57      23.76
 2000       13.57        .26        1.14          1.40         (.42)           --       (.42)      14.55      10.45
Class 2
 1999(i)    11.65        .11        2.15          2.26         (.37)           --       (.37)      13.54      19.68
 2000       13.54        .22        1.14          1.36         (.40)           --       (.40)      14.50      10.21

Mutual Shares Securities Fund
Class 1
 1996(f)    10.00        .02         .33           .35           --            --         --       10.35       3.50
 1997       10.35        .13        1.71          1.84         (.01)           --       (.01)      12.18      17.73
 1998       12.18        .28        (.25)          .03         (.13)         (.12)      (.25)      11.96        .09
 1999       11.96        .20        1.41          1.61         (.34)           --       (.34)      13.23      13.40
 2000       13.23        .30        1.42          1.72         (.38)         (.33)      (.71)      14.24      13.62
Class 2
 1999(i)    12.36        .16        1.07          1.23         (.34)           --       (.34)      13.25       9.91
 2000       13.25        .26        1.41          1.67         (.37)         (.33)      (.70)      14.22      13.25

Templeton Asset Strategy Fund(r)
Class 1
 1996       18.72        .63        2.76          3.39         (.58)         (.45)     (1.03)      21.08      18.93
 1997       21.08        .67        2.44          3.11         (.63)        (1.21)     (1.84)      22.35      15.52
 1998       22.35        .69         .75          1.44         (.66)         (.67)     (1.33)      22.46       6.41
 1999       22.46        .44        3.78          4.22         (.50)        (2.81)     (3.31)      23.37      22.86
 2000       23.37        .44        (.45)         (.01)        (.52)        (3.62)     (4.14)      19.22        .29
Class 2
 1997(g)    20.40        .16        1.76          1.92           --            --         --       22.32       9.41
 1998       22.32        .63         .74          1.37         (.64)         (.67)     (1.31)      22.38       6.10
 1999       22.38        .36        3.80          4.16         (.46)        (2.81)     (3.27)      23.27      22.54
 2000       23.27        .37        (.43)         (.06)        (.46)        (3.62)     (4.08)      19.13        .04

Templeton Developing Markets Securities Funds
Class 1
 1996(d)    10.00        .05        (.62)         (.57)          --            --         --        9.43      (5.70)
 1997        9.43        .09       (2.82)        (2.73)        (.04)         (.03)      (.07)       6.63     (29.22)
 1998        6.63        .07       (1.42)        (1.35)        (.09)         (.06)      (.15)       5.13     (20.94)
 1999        5.13        .05        2.67          2.72         (.08)           --       (.08)       7.77      53.84
 2000        7.77        .07       (2.52)        (2.45)        (.07)           --       (.07)       5.25     (31.76)
Class 2
 1997(g)     9.85        .04       (3.27)        (3.23)          --            --         --        6.62     (32.79)
 1998        6.62        .07       (1.42)        (1.35)        (.09)         (.06)      (.15)       5.12     (21.03)
 1999        5.12        .03        2.66          2.69         (.07)           --       (.07)       7.74      53.27
 2000        7.74        .06       (2.53)        (2.47)        (.05)           --       (.05)       5.22     (32.04)

                          Ratios/supplemental data
            ----------------------------------------------------
                                       Ratio of net
                Net        Ratio of     investment
            assets, end    expenses    income (loss)   Portfolio
 Year         of year     to average    to average      turnover
ended         (000's)     net assets    net assets        rate
----------------------------------------------------------------
Franklin Zero Coupon Fund - 2010
 1996        $   78,816      .40%(n)       6.24%         16.10%
 1997            85,515      .40(n)        6.21          12.20
 1998            93,515      .40(n)        5.55          15.92
 1999            66,049      .65           5.83          19.30
 2000            56,720      .65           6.28          34.39

Mutual Discovery Securities Fund
Class 1
 1996(f)         15,418     1.37(a)        2.11(a)         .14
 1997           198,653     1.06           1.19          55.93
 1998           224,656     1.01(o)        1.94          93.99
 1999           202,777     1.01(o)        1.42         104.69
 2000           191,051     1.02(o)        1.80          74.77
Class 2
 1999(i)            413     1.27(a)         .94(a)      104.69
 2000             1,035     1.27(o)        1.59          74.77

Mutual Shares Securities Fund
Class 1
 1996(f)         27,677     1.00(a)        2.56(a)        1.31
 1997           387,787      .80           2.10          49.01
 1998           482,444      .79(o)        2.60          70.19
 1999           448,278      .79(o)        1.59          80.02
 2000           407,063      .80(o)        2.23          66.67
Class 2
 1999(i)          5,716     1.04(a)        1.26(a)       80.02
 2000            37,087     1.05(o)        1.96          66.67

Templeton Asset Strategy Fund(r)
Class 1
 1996           556,027      .64           3.56          57.50
 1997           735,568      .74           3.32          45.27
 1998           692,163      .78           2.88          43.18
 1999           671,549      .74           2.06          45.34
 2000           628,244      .81           2.20          30.32
Class 2
 1997(g)          9,665     1.03(a)        1.97a         45.27
 1998            15,763     1.03           2.61          43.18
 1999            20,962      .99           1.71          45.34
 2000            32,346     1.07           1.91          30.32

Templeton Developing Markets Securities Funds
Class 1
 1996(d)         72,245     1.70(a,n)      1.52(a)        9.95
 1997           163,459     1.58           1.63          23.82
 1998           180,684     1.66           1.67          23.22
 1999           297,605     1.50            .82          60.27
 2000           301,645     1.56           1.13          89.48
Class 2
 1997(g)          9,569     1.77(a)        1.48(a)       23.82
 1998            17,287     1.91           1.44          23.22
 1999            49,654     1.75            .52          60.27
 2000            56,617     1.81            .88          89.48

158

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Highlights (continued)

                                            Per share operating performance
         -------------------------------------------------------------------------------------------------
            Net                      Net                                    Distri-
           asset        Net      realized &     Total      Distributions    butions
           value,     invest-    unrealized      from        from net      from net    Total    Net asset
 Year    beginning     ment        gains      investment     investment    realized   distri-   value, end     Total
ended     of year    income(m)     (losses)    operations       income        gains    butions    of year     Return(c)
----------------------------------------------------------------------------------------------------------------------
Templeton Global Income Securities Fund
Class 1
 1996      $13.46      $1.02      $  .17        $ 1.19       $(1.04)        $  --     $(1.04)     $13.61       9.56%
 1997       13.61       1.05        (.73)          .32         (.96)           --       (.96)      12.97       2.55
 1998       12.97       1.07        (.19)          .88         (.98)           --       (.98)      12.87       7.08
 1999       12.87        .68       (1.42)         (.74)       (1.06)           --      (1.06)      11.07      (5.79)
 2000       11.07        .68        (.20)          .48         (.02)           --       (.02)      11.53       4.32
Class 2
 1999(i)    12.93        .60       (1.44)         (.84)       (1.05)           --      (1.05)      11.04      (6.53)
 2000       11.04        .65        (.19)          .46         (.02)           --       (.02)      11.48       4.14

Templeton Growth Securities Fund
Class 1
 1996       11.75        .25        2.22          2.47         (.21)         (.21)      (.42)      13.80      21.28
 1997       13.80        .33        1.53          1.86         (.24)         (.08)      (.32)      15.34      13.50
 1998       15.34        .35         .98          1.33         (.41)        (1.49)     (1.90)      14.77       8.98
 1999       14.77        .28        2.66          2.94         (.36)        (1.72)     (2.08)      15.63      21.04
 2000       15.63        .30        (.15)          .15         (.27)        (1.75)     (2.02)      13.76       1.74
Class 2
 1999(i)    15.34        .17        2.17          2.34         (.36)        (1.72)     (2.08)      15.60      16.35
 2000       15.60        .25       (.15)           .10         (.26)        (1.75)     (2.01)      13.69       1.47

Templeton International Securities Fund(t)
Class 1
 1996       15.13        .43       3.15           3.58         (.24)         (.07)      (.31)      18.40      24.04
 1997       18.40        .49       2.01           2.50         (.51)         (.21)      (.72)      20.18      13.95
 1998       20.18        .60       1.29           1.89         (.49)         (.89)     (1.38)      20.69       9.33
 1999       20.69        .33       3.78           4.11         (.57)        (1.98)     (2.55)      22.25      23.61
 2000       22.25        .40       (.95)          (.55)        (.43)        (2.49)     (2.92)      18.78      (2.19)
Class 2
 1997(g)    18.40        .07       1.67           1.74           --            --         --       20.14       9.46
 1998       20.14        .59       1.25           1.84         (.48)         (.89)     (1.37)      20.61       9.08
 1999       20.61        .25       3.78           4.03         (.53)        (1.98)     (2.51)      22.13      23.23
 2000       22.13        .31       (.90)          (.59)        (.38)        (2.49)     (2.87)      18.67      (2.38)

Templeton International Smaller Companies Fund
Class 1
 1996(e)    10.00        .10       1.15           1.25           --            --         --       11.25      12.50
 1997       11.25        .23       (.39)          (.16)        (.07)           --       (.07)      11.02      (1.50)
 1998       11.02        .25      (1.52)         (1.27)        (.25)         (.30)      (.55)       9.20     (12.27)
 1999        9.20        .26       1.93           2.19         (.32)           --       (.32)      11.07      23.90
 2000       11.07        .29       (.39)          (.10)        (.20)           --       (.20)      10.77      (1.03)
Class 2
 1999(i)     9.44        .13       1.82           1.95         (.32)           --       (.32)      11.07      20.75
 2000       11.07        .23       (.35)          (.12)        (.20)           --       (.20)      10.75      (1.24)

Templeton Pacific Growth Securities Fund
Class 1
 1996       13.91        .21       1.34           1.55         (.44)         (.26)      (.70)      14.76      11.10
 1997       14.76        .29      (5.49)         (5.20)        (.28)           --       (.28)       9.28     (35.95)
 1998        9.28        .21      (1.52)         (1.31)        (.35)         (.11)      (.46)       7.51     (13.13)
 1999        7.51        .08       2.70           2.78         (.10)           --       (.10)      10.19      37.02
 2000       10.19        .12      (2.74)         (2.62)        (.01)           --       (.01)       7.56     (25.72)

                          Ratios/supplemental data
            ----------------------------------------------------
                                       Ratio of net
                Net        Ratio of     investment
            assets, end    expenses    income (loss)   Portfolio
 Year         of year     to average    to average      turnover
ended         (000's)     net assets    net assets        rate
----------------------------------------------------------------
Templeton Global Income Securities Fund
Class 1
 1996        $  221,722      .61%          7.30%        140.96%
 1997           185,016      .62           7.03         181.61
 1998           150,941      .63           6.86          84.17
 1999            90,537      .65           5.65          80.76
 2000            81,171      .72           6.22          40.43
Class 2
 1999(i)            443      .91(a)        5.36(a)       80.76
 2000             1,237      .97           5.94          40.43

Templeton Growth Securities Fund
Class 1
 1996           579,877      .93           2.20          12.32
 1997           758,445      .88           2.49          24.81
 1998           747,080      .88           2.27          32.30
 1999           708,310      .88           1.87          46.54
 2000         1,163,637      .88           2.18          69.67
Class 2
 1999(i)          4,483     1.14(a)        1.17(a)       46.54
 2000            79,043     1.12           1.87          69.67

Templeton International Securities Fund(t)
Class 1
 1996           682,984      .65           3.23           9.46
 1997           938,410      .81           2.70          16.63
 1998           980,470      .86           2.81          29.56
 1999         1,056,798      .85           1.69          30.04
 2000           776,495      .87           2.08          32.81
Class 2
 1997(g)         17,606     1.13(a)        1.14(a)       16.63
 1998            39,886     1.11           2.69          29.56
 1999           101,365     1.10           1.26          30.04
 2000           187,115     1.12           1.66          32.81

Templeton International Smaller Companies Fund
Class 1
 1996(e)         16,255     1.16(a)        2.51(a)          --
 1997            32,201     1.06           2.74          21.38
 1998            24,999     1.10           2.26          18.45
 1999            23,541     1.11           2.52          15.80
 2000            19,983     1.12           2.63          29.58
Class 2
 1999(i)          2,049     1.38(a)        1.21(a)       15.80
 2000            10,379     1.36           2.07          29.58

Templeton Pacific Growth Securities Fund
Class 1
 1996           356,759      .99           1.51          12.85
 1997           165,404     1.03           1.97          11.87
 1998            98,769     1.10           2.60          12.55
 1999            96,738     1.08            .93          12.45
 2000            50,047     1.10           1.41          48.58

                                                                             159

Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Highlights (continued)

                                            Per share operating performance
         -------------------------------------------------------------------------------------------------
            Net                      Net                                    Distri-
           asset       Net       realized &     Total      Distributions    butions
           value,     invest-    unrealized      from        from net      from net    Total    Net asset
 Year    beginning     ment        gains      investment     investment    realized   distri-   value, end     Total
ended     of year    income(m)    (losses)    operations       income        gains    butions    of year     Return(c)
----------------------------------------------------------------------------------------------------------------------
Templeton Pacific Growth Securities Fund (cont.)
Class 2
 1999(i)   $ 7.63      $ .06      $ 2.59        $ 2.65        $(.08)        $  --      $(.08)     $10.20      34.74%
 2000       10.20        .06       (2.69)        (2.63)        (.01)           --       (.01)       7.56     (25.80)

                          Ratios/supplemental data
            ----------------------------------------------------
                                       Ratio of net
                Net        Ratio of     investment
            assets, end    expenses    income (loss)   Portfolio
 Year         of year     to average    to average      turnover
ended         (000's)     net assets    net assets        rate
----------------------------------------------------------------
Templeton Pacific Growth Securities Fund (cont.)
Class 2
 1999(i)     $      112     1.36%(a)        .68%(a)      12.45%
 2000               269     1.35            .77          48.58

(a)Annualized
(b)The portfolio turnover rate excludes transactions related to the merger of the Franklin Investment Grade Intermediate Bond Fund and the Franklin Adjustable U.S. Government Fund and mortgage dollar roll transactions.
(c)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(d)For the period March 4, 1996 (effective date) to December 31, 1996.
(e)For the period May 1, 1996 (effective date) to December 31, 1996.
(f)For the period November 8, 1996 (effective date) to December 31, 1996.
(g)For the period May 1, 1997 (effective date) to December 31, 1997.
(h)For the period May 1, 1998 (effective date) to December 31, 1998.
(i)For the period January 6, 1999 (effective date) to December 31, 1999.
(j)For the period November 1, 1999 (effective date) to December 31, 1999.
(k)For the period May 1, 2000 (effective date) to December 31, 2000.
(l)For the period September 1, 2000 (effective date) to December 31, 2000.
(m)Based on average shares outstanding effective year ended December 31, 1999, except for the Franklin Money Market Fund.
(n)During the years indicated below, Franklin Advisers, Inc., the investment manager, agreed in advance to waive a portion of its management fees and may assume payment of other expenses incurred by certain Funds in the Trust. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:

Franklin Money Market Fund         Franklin S&P 500 Index Fund        Franklin Zero Coupon Fund - 2005
1996 .................  .53%       Class 1                            1996 ................  .65%
1997 .................  .53        1999(j) .............   .98%(a)    1997 ................  .65
1998 .................  .53        Class 2                            1998 ................  .66
                                   1999(j) .............  1.23(a)
                                   Class 3
                                   1999(j) .............  4.16(a)
                                   2000    .............  1.47

                                   Templeton Developing Markets
Franklin Zero Coupon Fund - 2010   Securities Fund
1996 .................  .65%       Class 1
1997 .................  .65        1996d   .............  1.78%
1998 .................  .66

(o)Excluding dividend expense on securities sold short, the ratios of expenses to average net assets would have been as follows:

Mutual Discovery Securities Fund   Mutual Shares Securities Fund
Class 1                            Class 1
1998 ................  1.00%       1998 ................   .77%
1999 ................   .99        1999 ................   .77
2000 ................   .98        2000 ................   .77
Class 2                            Class 2
2000 ................  1.23        2000 ................  1.02

(p)Includes distributions of net investment income in the amount of $.001.
(q)Includes distributions of net investment income in the amount of $.002.
(r)Financial highlights presented reflect historical financial information from TVP - Templeton Asset Allocation Fund as a result of the merger discussed in
   Note 9.
(s)Financial highlights presented reflect historical financial information from TVP - Templeton Developing Markets Fund as a result of the merger discussed in Note 9.
(t)Financial highlights presented reflect historical financial information from TVP - Templeton International Fund as a result of the merger discussed in
   Note 9.

                       See notes to financial statements.

160

Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000

Franklin Aggressive Growth Securities Fund                                                    SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------
   Common Stocks 90.1%

(a)Commercial Services 2.8%
   Concord EFS Inc. .........................................................................     8,300   $   364,681
                                                                                                          -----------
(a)Communications 4.7%
   Qwest Communications International Inc. ..................................................     5,800       237,800
   VoiceStream Wireless Corp. ...............................................................     1,750       176,094
   XO Communications Inc., A ................................................................    11,000       195,938
                                                                                                          -----------
                                                                                                              609,832
                                                                                                          -----------
(a)Consumer Services 2.0%
   Citadel Communications Corp. .............................................................    22,000       264,000
                                                                                                          -----------
   Electronic Technology 39.0%
(a)Applied Micro Circuits Corp. .............................................................     3,900       292,683
(a)Avocent Corp. ............................................................................     8,000       216,000
(a)Brocade Communications Systems Inc. ......................................................     2,800       257,075
(a)Cirrus Logic Inc. ........................................................................    10,500       196,875
(a)Cisco Systems Inc. .......................................................................     5,500       210,375
(a)Comverse Technology Inc. .................................................................     2,600       282,425
   Corning Inc. .............................................................................     3,400       179,563
(a)EMC Corp. ................................................................................     3,800       252,700
(a)Integrated Device Technology Inc. ........................................................     4,500       149,063
(a)Intersil Holding Corp. ...................................................................     7,600       174,325
(a)Juniper Networks Inc. ....................................................................     2,300       289,944
(a)Lam Research Corp. .......................................................................    11,800       171,100
(a)Micron Technology Inc. ...................................................................     7,600       269,800
(a)Network Appliance Inc. ...................................................................     3,300       211,819
(a)Palm Inc. ................................................................................     5,050       142,978
(a)PMC-Sierra Inc. (Canada) .................................................................     2,200       172,975
(a)Polycom Inc. .............................................................................     7,200       231,750
(a)QLogic Corp. .............................................................................     2,450       188,650
(a)SDL Inc. .................................................................................     1,250       185,234
(a)Solectron Corp. ..........................................................................     9,000       305,100
(a)Sun Microsystems Inc. ....................................................................     6,300       175,613
(a)Tektronix Inc. ...........................................................................     7,000       235,813
(a)Western Multiplex Corp. ..................................................................    12,200        83,875
(a)Xilinx Inc. ..............................................................................     4,500       207,563
                                                                                                          -----------
                                                                                                            5,083,298
                                                                                                          -----------
(a)Finance .8%
   Silicon Valley Bancshares ................................................................     3,100       107,144
                                                                                                          -----------
(a)Health Technology 5.5%
   Abgenix Inc. .............................................................................     3,900       230,344
   COR Therapeutics Inc. ....................................................................     4,950       174,178
   Inhale Therapeutic Systems Inc. ..........................................................     3,100       156,550
   MedImmune Inc. ...........................................................................     3,200       152,600
                                                                                                          -----------
                                                                                                              713,672
                                                                                                          -----------

(a)Producer Manufacturing 2.7%
   Beacon Power Corp. .......................................................................    19,800       198,000
   Power-One Inc. ...........................................................................     3,800       149,388
                                                                                                          -----------
                                                                                                              347,388
                                                                                                          -----------
(a)Retail Trade 2.0%
   Williams-Sonoma Inc. .....................................................................    13,200       264,000
                                                                                                          -----------
(a)Technology Services 25.4%
   Affiliated Computer Services Inc., A .....................................................     7,250       439,984
   Art Technology Group Inc. ................................................................     7,000       213,938
   BEA Systems Inc. .........................................................................     4,300       289,444
   Cadence Design Systems Inc. ..............................................................    11,100       305,250
   Exodus Communications Inc. ...............................................................     8,250       165,000
   i2 Technologies Inc. .....................................................................     4,100       222,938

                                                                             161
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)

   Franklin Aggressive Growth Securities Fund                                                   SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
(a)Technology Services (cont.)
   Inforte Corp. ............................................................................     5,350   $    73,563
   Openwave Systems Inc. ....................................................................     4,500       215,719
   Predictive Systems Inc. ..................................................................    26,300       188,209
   Quest Software Inc. ......................................................................     6,500       182,406
   Retek Inc. ...............................................................................     5,734       139,766
   Sapient Corp. ............................................................................    13,500       161,156
   Siebel Systems Inc. ......................................................................     4,300       290,788
   VeriSign Inc. ............................................................................     2,500       185,469
   VERITAS Software Corp. ...................................................................     2,600       227,500
                                                                                                          -----------
                                                                                                            3,301,130
                                                                                                          -----------

   Transportation 3.3%
   Expeditors International of Washington Inc. ..............................................     7,950       426,810
                                                                                                          -----------
(a)Utilities 1.9%
   Calpine Corp. ............................................................................     5,500       247,844
                                                                                                          -----------
   Total Common Stocks (Cost $14,409,299) ...................................................              11,729,799
                                                                                                          -----------
(a,d)Preferred Stocks
   Technology Services

   Micro Photonix Integration Corp., pfd., C (Cost $5,962) ..................................       944         5,962
                                                                                                          -----------
   Total Long Term Investments (Cost $14,415,261) ...........................................             11,735,761
                                                                                                          -----------
(b)Short Term Investments 9.3%
   Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $1,206,774)........... 1,206,774     1,206,774
                                                                                                          -----------
   Total Investments (Cost $15,622,035) 99.4% ...............................................              12,942,535
   Other Assets, less Liabilities .6% .......................................................                  78,075
                                                                                                          -----------
   Net Assets 100.0% ........................................................................             $13,020,610
                                                                                                          ===========

(a)Non-income producing
(b)See Note 3 regarding investments in the "Sweep Money Fund."
(d)See Note 8 regarding restricted securities.


                       See notes to financial statements.

162
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000

 Franklin Global Communications Securities Fund                                        COUNTRY     SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------
   Common Stocks 83.2%
(a)Broadcasting 3.9%
   Clear Channel Communications Inc. ...........................................    United States  195,000  $ 9,445,313
   Univision Communications Inc., A ............................................    United States  267,200   10,938,500
                                                                                                            -----------
                                                                                                             20,383,813
                                                                                                            -----------
(a)Cable/Satellite TV 4.9%
   Charter Communications Inc., A ..............................................    United States  385,000    8,734,688
   Comcast Corp., A ............................................................    United States  274,000   11,439,500
   EchoStar Communications Corp., A ............................................    United States  230,000    5,232,500
                                                                                                            -----------
                                                                                                             25,406,688
                                                                                                            -----------
(a)Computer Communications 3.3%
   Avaya Inc. ..................................................................    United States   20,833      214,840
   Cisco Systems Inc. ..........................................................    United States  260,000    9,945,000
   Cosine Communications Inc. ..................................................    United States    4,400       61,050
   Extreme Networks Inc. .......................................................    United States   52,000    2,034,500
   Juniper Networks Inc. .......................................................    United States   20,000    2,521,250
   Redback Networks Inc. .......................................................    United States   66,200    2,714,200
                                                                                                            -----------
                                                                                                             17,490,840
                                                                                                            -----------
(a)Computer Peripherals 1.5%
   EMC Corp. ...................................................................    United States  118,000    7,847,000
                                                                                                            -----------
(a)Data Processing Services 1.5%
   Amdocs Ltd. .................................................................    United States  120,000    7,950,000
                                                                                                            -----------
   Electrical Products 1.4%
   Furukawa Electric Co. Ltd. ..................................................        Japan      425,000    7,424,475
                                                                                                            -----------
(a)Electronic Equipment/Instruments 3.6%
   Agilent Technologies Inc. ...................................................    United States  160,000    8,760,000
   Tektronix Inc. ..............................................................    United States  302,000   10,173,625
                                                                                                            -----------
                                                                                                             18,933,625
                                                                                                            -----------
(a)Internet Software/Services .5%
   America Online Inc. .........................................................    United States   75,000    2,610,000
                                                                                                            -----------
   Major Telecommunications 20.7%
(a)Alaska Communications Systems Holdings Inc. .................................    United States  180,800    1,310,800
   Alltel Corp. ................................................................    United States  260,000   16,233,750
   AT&T Corp. ..................................................................    United States  495,000    8,569,688
   BellSouth Corp. .............................................................    United States  340,000   13,918,750
(a)Cable & Wireless PLC ........................................................   United Kingdom  780,000   10,527,314
   Korea Telecom Corp. .........................................................     South Korea   136,080    7,207,399
(a)NTL Inc. ....................................................................    United States  230,000    5,505,625
   SBC Communications Inc. .....................................................    United States  185,000    8,833,750
   Sprint Corp. (FON Group) ....................................................    United States  525,000   10,664,063
   Telecom Italia SpA ..........................................................        Italy    2,380,000   14,300,602
(a)Telecomunicacoes Brasileiras SA, ADR ........................................        Brazil      42,000          431
(a)Telefonica SA, ADR ..........................................................        Spain      230,000   11,500,000
                                                                                                            -----------
                                                                                                            108,572,172
                                                                                                            -----------
(a)Semiconductors 2.5%
   Infineon Technologies AG, ADR ...............................................       Germany      71,000    2,556,000
   Intersil Holding Corp. ......................................................    United States  110,900    2,543,769
   PMC-Sierra Inc. .............................................................       Canada       57,000    4,481,625
   Triquint Semiconductor Inc. .................................................    United States   80,000    3,495,000
                                                                                                            -----------
                                                                                                             13,076,394
                                                                                                            -----------
   Specialty Telecommunications 10.1%
(a)Citizens Communications Co., B ..............................................    United States  850,000   11,156,250
   Embratel Participacoes SA, ADR ..............................................       Brazil      325,000    5,098,438
(a)General Motors Corp., H .....................................................    United States  375,000    8,625,000
(a)Global Crossing Ltd. ........................................................       Bermuda     540,000    7,728,750


                                                                             163
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)

 Franklin Global Communications Securities Fund                                        COUNTRY     SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------
   Common Stocks  (cont.)
   Specialty Telecommunications (cont.)
(a)Qwest Communications International Inc. .....................................   United States   273,600  $11,217,600
(a)Time Warner Telecom Inc., A .................................................   United States   140,900    8,938,344
                                                                                                            -----------
                                                                                                             52,764,382
                                                                                                            -----------
   Telecommunications Equipment 16.5%
(a)ADC Telecommunications Inc. .................................................   United States   372,800    6,757,000
(a) Advanced Fibre Communications Inc. .........................................   United States   180,000    3,251,250
(a)CIENA Corp. .................................................................   United States    85,000    6,900,938
(a)Comverse Technology Inc. ....................................................   United States    80,000    8,690,000
   Corning Inc. ................................................................   United States   165,600    8,745,750
(a)Gilat Satellite Networks Ltd. ...............................................      Israel       160,000    4,080,000
   Lucent Technologies Inc. ....................................................   United States   385,000    5,197,500
   Motorola Inc. ...............................................................   United States   661,000   13,385,250
   Nokia Corp., ADR ............................................................      Finland      300,000   13,050,000
   Nortel Networks Corp. .......................................................      Canada        80,000    2,565,000
(a)Polycom Inc. ................................................................   United States   244,000    7,853,750
   Scientific-Atlanta Inc. .....................................................   United States   177,000    5,763,563
                                                                                                            -----------
                                                                                                             86,240,001
                                                                                                            -----------
   Wireless Communications 12.8%
(a)AT&T Wireless Group .........................................................   United States   300,000    5,193,750
(a)China Mobile (Hong Kong) Ltd., ADR ..........................................       China       290,000    7,866,250
(a)Nextel Communications Inc., A ...............................................   United States   230,000    5,692,500
   SK Telecom Co. Ltd., ADR ....................................................    South Korea    420,000    9,896,250
(a)U.S. Cellular Corp. .........................................................   United States    75,000    4,518,750
   Vodafone Group PLC, ADR .....................................................  United Kingdom   400,000   14,325,000
(a)VoiceStream Wireless Corp. ..................................................   United States    90,000    9,056,250
(a)Western Wireless Corp., A ...................................................   United States   270,000   10,580,621
                                                                                                            -----------
                                                                                                             67,129,371
                                                                                                            -----------
   Total Long Term Investments (Cost $470,660,305) .............................                            435,828,761
                                                                                                            -----------

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT
                                                                                                  ---------
(f)Repurchase Agreement 16.8%
   Joint Repurchase Agreement, 6.047%, 1/02/01, (Maturity Value $87,807,200)
     (Cost $87,748,239)                                                            United States  $87,748,239  87,748,239
    Barclays Capital Inc. (Maturity Value $8,622,755)
    Bear, Stearns & Co. Inc. (Maturity Value $4,927,740)
    BNP Paribas Corp. (Maturity Value $8,622,755)
    Chase Securities Inc. (Maturity Value $8,622,755)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $8,622,755)
    Goldman, Sachs & Co. (Maturity Value $8,622,755)
    Greenwich Capital Markets Inc. (Maturity Value $8,622,755)
    Lehman Brothers Inc. (Maturity Value $7,738,536)
    Nesbitt Burns Securities Inc. (Maturity Value $8,622,755)
    SG Cowen Securities Corp. (Maturity Value $6,158,884)
    UBS Warburg LLC (Maturity Value $8,622,755)
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S.
     Government Agency Securities                                                                            ------------
   Total Investments (Cost $558,408,544) 100.0% ..................................                            523,577,000
   Other Assets, less Liabilities ................................................                                210,151
                                                                                                             ------------
   Net Assets 100.0% .............................................................                           $523,787,151
                                                                                                             ============

(a)Non-income producing
(f)(See Note 1(c) regarding joint repurchase agreement.


                       See notes to financial statements.


164
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000

 Franklin Global Health Care Securities Fund                            COUNTRY             SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------
   Common Stocks 89.5%
(a)Distribution Services 1.0%
   Andrx Group .................................................     United States            8,000      $    463,000
                                                                                                         ------------
(a)Electronic Technology .9%
   Caliper Technologies Corp. ..................................     United States             8,700          408,900
                                                                                                         ------------
   Health Services 21.6%
(a)Beverly Enterprises Inc. ....................................     United States           100,000          818,750
(a)CareScience Inc. ............................................     United States            15,300           11,475
   CIGNA Corp. .................................................     United States             9,200        1,217,160
   HCA-The Healthcare Co. ......................................     United States            26,100        1,148,661
(a)Health Management Associates Inc., A ........................     United States            17,200          356,900
(a)Laboratory Corp. of America Holdings ........................     United States             1,700          299,200
(a)Pharmaceutical Product Development Inc. .....................     United States            14,800          735,375
(a)Renal Care Group Inc. .......................................     United States            14,800          405,844
(a)Specialty Laboratories Inc. .................................     United States             6,000          198,750
(a)Tenet Healthcare Corp. ......................................     United States            19,900          884,306
(a)Triad Hospitals Inc. ........................................     United States            32,900        1,071,306
   UnitedHealth Group Inc. .....................................     United States            25,600        1,571,200
   Universal Health Services Inc., B ...........................     United States             9,300        1,039,275
                                                                                                         ------------
                                                                                                            9,758,202
                                                                                                         ------------
   Health Technology 66.0%
   Abbott Laboratories .........................................     United States            30,300        1,467,656
(a)Abgenix Inc. ................................................     United States            13,000          767,813
   Alpharma Inc., A ............................................     United States            29,200        1,281,150
   American Home Products Corp. ................................     United States            22,700        1,442,585
(a)Amgen Inc. ..................................................     United States            18,700        1,195,631
(a)Angiotech Pharmaceuticals Inc. ..............................        Canada                 6,800          312,800
   Applera Corp-Applied Biosystems Group .......................     United States             2,000          188,125
(a)Argonaut Technologies Inc. ..................................     United States            12,800          108,800
   Baxter International Inc. ...................................     United States             8,600          759,488
(a)Biogen Inc. .................................................     United States            21,000        1,261,313
   Bristol-Myers Squibb Co. ....................................     United States            23,500        1,737,531
(a)Compugen Ltd. ...............................................        Israel                   200            1,250
   Cooper Cos. Inc. ............................................     United States            10,000          398,750
(a)COR Therapeutics Inc. .......................................     United States            35,400        1,245,638
(a)CryoLife Inc. ...............................................     United States            21,450          648,863
(a)Digene Corp. ................................................     United States            10,900          487,094
   FH Faulding & Co. Ltd. ......................................       Australia              32,873          215,702
(a)Genentech Inc. ..............................................     United States            21,000        1,711,500
(a)Gilead Sciences Inc. ........................................     United States            11,300          937,194
(a)Givaudan AG .................................................      Switzerland                 16            4,231
(a)Glaxosmithkline PLC, ADR ....................................     United Kingdom            5,400          302,400
(a)Immunex Corp. ...............................................     United States            18,000          731,250
(a)INAMED Corp. ................................................     United States            12,400          253,425
(a)Incyte Genomics Inc. ........................................     United States            12,300          305,963
(a)Inhale Therapeutic Systems Inc. .............................     United States            15,500          782,750
(a)Inverness Medical Technology Inc. ...........................     United States            15,800          615,213
(a)Large Scale Biology Corp. ...................................     United States             8,200           77,900
(a)Luminex Corp. ...............................................     United States            11,500          299,719
(a)Molecular Devices Corp. .....................................     United States             6,200          424,313
(a)North American Scientific Inc. ..............................     United States            19,500          282,750
   Nycomed Amersham PLC ........................................     United Kingdom           60,000          478,616
(a)ORATEC Interventions Inc. ...................................     United States            55,700          285,463
(a)Orchid Biosciences Inc. .....................................     United States            14,400          201,600
(a)Ortec International Inc. ....................................     United States            10,000           56,250
   Pfizer Inc. .................................................     United States            42,600        1,959,600
   Pharmacia Corp. .............................................     United States            13,000          793,000
(a)Pharmagene PLC, 144A ........................................     United Kingdom           14,600           24,754
(a)Pharsight Corp. .............................................     United States             3,100           14,725

                                                                             165
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Statement of Investments, December 31, 2000 (cont.)

 Franklin Global Health Care Securities Fund                            COUNTRY             SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Health Technology (cont.)
   Roche Holding AG ............................................      Switzerland                 16     $    163,011
(a)Salix Pharmaceuticals Ltd. Canada ...........................                               8,500           95,625
   Schering-Plough Corp. .......................................     United States            29,000        1,645,750
(a)STAAR Surgical Co. ..........................................     United States            37,300          468,581
(a)Titan Pharmaceuticals Inc. ..................................     United States            19,900          703,863
(a)Vertex Pharmaceuticals Inc. .................................     United States             9,000          643,500
(a)ViroPharma Inc. .............................................     United States            10,000          144,844
(a)Visible Genetics Inc. .......................................        Canada                11,700          441,675
(a)Watson Pharmaceuticals Inc. .................................     United States            26,600        1,361,584
                                                                                                         ------------
                                                                                                           29,731,238
                                                                                                         ------------
   Total Long Term Investments (Cost $32,283,419) ..............                                           40,361,340
                                                                                                         ------------
(b)Short Term Investments 12.2%
   Franklin Institutional Fiduciary Trust Money Market Portfolio
     (Cost $5,498,622) .........................................     United States         5,498,622        5,498,622
                                                                                                         ------------
   Total Investments (Cost $37,782,041) 101.7% .................                                           45,859,962
   Other Assets, less Liabilities (1.7)% .......................                                             (777,081)
                                                                                                         ------------
   Net Assets 100.0% ...........................................                                         $ 45,082,881
                                                                                                         ============


(a)Non-income producing
(b)See Note 3 regarding investments in the "Sweep Money Fund."


                       See notes to financial statements.


166
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Statement of Investments, December 31, 2000

Franklin Growth and Income Securities Fund                               SHARES          VALUE
------------------------------------------------------------------------------------------------
Common Stocks 86.5%
Commercial Services 1.4%
The McGraw-Hill Cos. Inc. ......................................         194,000     $11,373,250
                                                                                     -----------
Communications 8.7%
Alltel Corp. ...................................................         150,000       9,365,625
AT&T Corp. .....................................................         572,500       9,911,406
SBC Communications Inc. ........................................         417,472      19,934,288
Sprint Corp. (FON Group) .......................................         490,000       9,953,125
Verizon Communications .........................................         432,422      21,675,152
                                                                                     -----------
                                                                                      70,839,596
                                                                                     -----------
Consumer Durables 2.0%
Ford Motor Co. .................................................         222,018       5,203,547
Mattel Inc. ....................................................         400,000       5,776,000
Maytag Corp. ...................................................         175,000       5,654,688
                                                                                     -----------
                                                                                      16,634,235
                                                                                     -----------
Consumer Non-Durables 8.1%
General Mills Inc. .............................................         150,400       6,702,200
Kimberly-Clark Corp. ...........................................         150,000      10,603,500
PepsiCo Inc. ...................................................         129,000       6,393,563
Philip Morris Cos. Inc. ........................................         362,800      15,963,200
Procter & Gamble Co. ...........................................         110,000       8,628,125
R.J. Reynolds Tobacco Holdings Inc. ............................         298,300      14,542,124
UST Inc. .......................................................         117,700       3,302,956
                                                                                     -----------
                                                                                      66,135,668
                                                                                     -----------
Consumer Services 5.7%
Carnival Corp. .................................................         240,000       7,395,000
Gannett Co. Inc. ...............................................         148,000       9,333,250
H & R Block Inc. ...............................................         250,000      10,343,749
McDonald's Corp. ...............................................         325,000      11,050,000
Walt Disney Co. ................................................         283,000       8,189,313
                                                                                     -----------
                                                                                      46,311,312
                                                                                     -----------
Electronic Technology 7.4%
Corning Inc. ...................................................         150,600       7,953,563
Diebold Inc. ...................................................         399,500      13,333,312
Intel Corp. ....................................................         265,000       7,966,563
Motorola Inc. ..................................................         546,800      11,072,700
PerkinElmer Inc. ...............................................          49,400       5,187,000
Raytheon Co., B ................................................         283,200       8,796,900
Rockwell International Corp. ...................................         122,500       5,834,063
                                                                                     -----------
                                                                                      60,144,101
                                                                                     -----------
Energy Minerals 6.2%
Chevron Corp. ..................................................          82,000       6,923,875
Conoco Inc., B .................................................         510,830      14,782,142
Exxon Mobil Corp. ..............................................         131,572      11,438,541
Petroleo Brasileiro SA-Petrobras, ADR (Brazil) .................         350,200       8,842,550
Texaco Inc. ....................................................         136,400       8,473,850
                                                                                     -----------
                                                                                      50,460,958
                                                                                     -----------
Finance 9.6%
Bank of America Corp. ..........................................         195,000       8,945,625
Fannie Mae .....................................................         157,500      13,663,125
Fleet Boston Financial Corp. ...................................         435,468      16,357,266
J.P. Morgan & Co. Inc. .........................................          47,100       7,795,050
Wachovia Corp. .................................................          75,000       4,359,375
Washington Mutual Inc. .........................................         261,000      13,849,313
Wells Fargo & Co. ..............................................         230,000      12,808,125
                                                                                     -----------
                                                                                      77,777,879
                                                                                     -----------

                                                                             167
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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)

Franklin Growth and Income Securities Fund                               SHARES          VALUE
------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Health Technology 7.4%
Abbott Laboratories ............................................         270,000     $13,078,125
American Home Products Corp. ...................................         157,000       9,977,350
Baxter International Inc. ......................................          75,000       6,623,438
Bristol-Myers Squibb Co. .......................................         210,000      15,526,874
Glaxosmithkline PLC, ADR (United Kingdom) ......................         105,800       5,924,800
Johnson & Johnson ..............................................          88,000       9,245,500
                                                                                     -----------
                                                                                      60,376,087
                                                                                     -----------
Insurance 3.3%
Lincoln National Corp. .........................................         253,400      11,988,987
Marsh & McLennan Cos. Inc. .....................................          59,000       6,903,000
St. Paul Cos. Inc. .............................................         145,400       7,897,038
                                                                                     -----------
                                                                                      26,789,025
                                                                                     -----------
Non-Energy Minerals 1.2%
Weyerhaeuser Co. ...............................................         188,000       9,541,000
                                                                                     -----------
Process Industries 2.5%
Dow Chemical Co. ...............................................         248,900       9,115,963
General Electric Co. ...........................................         242,100      11,605,668
                                                                                     -----------
                                                                                      20,721,631
                                                                                     -----------
Producer Manufacturing 4.8%
Avery Dennison Corp. ...........................................         115,000       6,310,625
Emerson Electric Co. ...........................................         170,000      13,398,124
Masco Corp. ....................................................         325,000       8,348,438
Pitney Bowes Inc. ..............................................          43,700       1,447,563
TRW Inc. .......................................................         245,000       9,493,750
                                                                                     -----------
                                                                                      38,998,500
                                                                                     -----------
Real Estate 5.5%
Equity Office Properties Trust .................................         395,000      12,886,875
Equity Residential Properties Trust ............................         258,300      14,287,219
Glenborough Realty Trust Inc. ..................................         400,000       6,950,000
Simon Property Group Inc. ......................................         444,700      10,672,800
                                                                                     -----------
                                                                                      44,796,894
                                                                                     -----------
Retail Trade 3.2%
Home Depot Inc. ................................................         145,000       6,624,688
Intimate Brands Inc. ...........................................         430,000       6,450,000
Target Corp. ...................................................         390,000      12,577,500
                                                                                     -----------
                                                                                      25,652,188
                                                                                     -----------
Technology Services 3.1%
Automatic Data Processing Inc. .................................         161,500      10,224,969
Electronic Data Systems Corp. ..................................         253,000      14,610,750
                                                                                     -----------
                                                                                      24,835,719
                                                                                     -----------
Transportation .7%
United Parcel Service Inc., B ..................................         101,100       5,945,944
                                                                                     -----------
Utilities 5.7%
Constellation Energy Group Inc. ................................         171,500       7,728,219
Duke Energy Corp. ..............................................         100,000       8,525,000
MCN Energy Group Inc. ..........................................         355,000       9,829,063
National Fuel Gas Co. ..........................................         170,800      10,749,725
TXU Corp. ......................................................         208,800       9,252,450
                                                                                     -----------
                                                                                      46,084,457
                                                                                     -----------
Total Common Stocks (Cost $538,156,871) ........................                     703,418,444
                                                                                     -----------

168
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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)

Franklin Growth and Income Securities Fund                               SHARES          VALUE
------------------------------------------------------------------------------------------------
Convertible Preferred Stocks 4.5%
Consumer Services 1.6%
Cox Communications Inc., 7.00%, cvt. pfd .......................         125,000     $ 7,750,000
MediaOne Group Inc., 7.00%, cvt. pfd ...........................         151,000       5,379,375
                                                                                     -----------
                                                                                      13,129,375
                                                                                     -----------
Health Services .9%
Express Scripts Exch TR, 7.00% cvt. pfd ........................          79,700       7,681,088
                                                                                     -----------
Insurance 1.1%
Metlife Capital Trust I, 8.00%, cvt. pfd .......................          80,000       8,760,000
                                                                                     -----------
Utilities .9%
SEI Trust I, 6.25%, cvt. pfd., A ...............................         108,300       6,714,600
                                                                                     -----------
Total Convertible Preferred Stocks (Cost $28,539,847) ..........                      36,285,063
                                                                                     -----------

                                                                                               PRINCIPAL
                                                                                                AMOUNT
                                                                                          ----------------
 Convertible Bonds 4.6%
 Consumer Services .9%
 Clear Channel Communications, cvt., 1.50%, 12/01/02 .................................     $   8,000,000          7,120,000
                                                                                                              -------------
 Electronic Technology 2.4%
 Amkor Technology Inc., cvt., 5.00%, 3/15/07 .........................................         6,500,000          4,298,125
 LSI Logic Corp., cvt., 4.25%, 3/15/04 ...............................................         1,880,000          2,321,800
 LSI Logic Corp., cvt., 4.00%, 2/15/05 ...............................................         2,500,000          1,775,000
 SCI Systems Inc., cvt., 3.00%, 3/15/07 ..............................................         7,500,000          5,934,375
 Vitesse Semiconductor Corp., cvt., 144A, 4.00%, 3/15/05 .............................         7,000,000          5,582,500
                                                                                                              -------------
                                                                                                                 19,911,800
                                                                                                              -------------

 Technology Services 1.3%
 Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05 .......................         6,750,000         10,293,750
                                                                                                              -------------
 Total Convertible Bonds (Cost $39,801,445) ..........................................                           37,325,550
                                                                                                              -------------
 Total Long Term Investments (Cost $606,498,163) .....................................                          777,029,057
                                                                                                              -------------
(f)Repurchase Agreement 4.5%
   Joint Repurchase Agreement, 6.047%, 1/02/01, (Maturity Value
      $37,237,685) (Cost $37,212,681) ................................................        37,212,681         37,212,681
    Barclays Capital Inc. (Maturity Value $3,656,741)
    Bear, Stearns & Co. Inc. (Maturity Value $2,090,149)
    BNP Paribas Corp. (Maturity Value $3,656,741)
    Chase Securities Inc. (Maturity Value $3,656,741)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value
      $3,656,741)
    Goldman, Sachs & Co. (Maturity Value $3,656,741)
    Greenwich Capital Markets Inc. (Maturity Value $3,656,741)
    Lehman Brothers Inc. (Maturity Value $3,281,757)
    Nesbitt Burns Securities Inc. (Maturity Value $3,656,741)
    SG Cowen Securities Corp. (Maturity Value $2,611,851)
    UBS Warburg LLC (Maturity Value $3,656,741)
     Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S.
       Government Agency Securities ....................................................
                                                                                                              -------------
   Total Investments (Cost $643,710,844) 100.1% ........................................                        814,241,738
   Other Assets, less Liabilities (.1)% ................................................                         (1,093,916)
                                                                                                              -------------
   Net Assets 100.0% ...................................................................                      $ 813,147,822
                                                                                                              =============

(f)See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

                                                                             169
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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000

                                                                                                         SHARES/
                                                                                                        WARRANTS/
      Franklin High Income Fund                                                        COUNTRY            RIGHTS         VALUE
----------------------------------------------------------------------------------------------------------------------------------
  (a)Common Stocks, Warrants and Rights 2.3%
     Communications .9%
     ICO Global Communications Holdings Ltd. ...................................    United States          300,767    $  1,052,685
     ICO Global Communications Holdings Ltd., wts., 5/16/06 ....................    United States           75,434         147,096
     ICO Global Communications Holdings Ltd., wts., 5/16/06 ....................    United States              112             127
     International Wireless Communications Holdings Inc. .......................    United States          377,088         226,253
     Leap Wireless International Inc., wts., 4/15/10 ...........................    United States            3,600           7,650
     Loral Space & Communications Ltd., wts., 1/15/07 ..........................    United States            1,500           2,268
     McCaw International Ltd., wts., 4/15/07 ...................................    United States            7,000         280,000
  (c)Poland Telecom Finance, wts., 12/01/07 ....................................       Poland                8,000              80
                                                                                                                      ------------
                                                                                                                         1,716,159
                                                                                                                      ------------
     Consumer Services
     Jack in the Box Inc. ......................................................    United States              210           6,182
                                                                                                                      ------------
     Energy Minerals .5%
     Abraxas Petroleum Corp. ...................................................    United States          221,259         968,008
     Abraxas Petroleum Corp., rts., 11/01/04 ...................................    United States          256,359          32,045
                                                                                                                      ------------
                                                                                                                         1,000,053
                                                                                                                      ------------
     Industrial Services .4%
     R&B Falcon Corp., 144A, wts., 5/01/09 .....................................    United States            1,500         702,188
                                                                                                                      ------------
     Non-Energy Minerals
     Gulf States Steel Inc., wts., 4/15/03 .....................................    United States            5,000               5
                                                                                                                      ------------
     Process Industries .4%
     Purina Mills Inc. .........................................................    United States           83,758         800,936
                                                                                                                      ------------
     Producer Manufacturing .1%
     Goss Holdings Inc., B .....................................................    United States           44,604          89,208
                                                                                                                      ------------
     Utilities
     Empire Gas Corp., wts., 7/15/04 ...........................................    United States            6,900             690
                                                                                                                      ------------
     Total Common Stocks, Warrants and Rights (Cost $10,135,974) ...............                                         4,315,421
                                                                                                                      ------------
     Preferred Stocks .4%
     Process Industries .4%
     Asia Pulp & Paper Co. Ltd., 12.00%, pfd., 12/15/04 (Cost $4,500,000) ......      Indonesia          4,500,000         686,250
                                                                                                                      ------------
                                                                                                       PRINCIPAL
                                                                                                         AMOUNT
                                                                                                      ------------
     Bonds 89.6%
     Commercial Services 1.0%
     Intertek Finance PLC, senior sub. note, B, 10.25%, 11/01/06 ...............    United Kingdom    $  3,700,000       1,942,500
                                                                                                                      ------------
     Communications 32.9%
     Arch Escrow Corp., senior note, 13.75%, 4/15/08 ...........................    United States        1,500,000         532,500
     Call-Net Enterprises Inc., senior note, 9.375%, 5/15/09 ...................       Canada            4,250,000       1,848,750
     Crown Castle International Corp., senior note, 10.75%, 8/01/11 ............    United States        2,250,000       2,345,625
     Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08 ...........    United States        4,500,000       4,455,000
     Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09 ...............       Bermuda           5,000,000       4,750,000
     Hermes Europe Railtel BV, senior note, 11.50%, 8/15/07 ....................    Netherlands          2,000,000         810,000
  (c)IntelCom Group Inc., senior secured disc. note, zero cpn. to 5/01/01,
       12.50% thereafter, 5/01/06 ..............................................    United States        3,250,000         373,750
     Intermedia Communications Inc., senior disc. note, B, zero cpn. to 7/15/02,
       11.25% thereafter, 7/15/07 ..............................................    United States        5,000,000       3,025,000
     Intermedia Communications Inc., senior note, 9.50%, 3/01/09 ...............    United States        2,000,000       1,410,000
     Leap Wireless International Inc., senior disc. note, zero cpn. to 4/15/05,
       14.50% thereafter, 4/15/10 ..............................................    United States        3,600,000         666,000
     Level 3 Communications Inc., senior disc. note, zero cpn. to 12/01/03,
       10.50% thereafter, 12/01/08 .............................................    United States        3,000,000       1,635,000
     Level 3 Communications Inc., senior note, 9.125%, 5/01/08 .................    United States        5,000,000       4,062,500
     Metrocall Inc., senior sub. note, 11.00%, 9/15/08 .........................    United States        5,000,000       1,025,000
     Millicom International Cellular SA, senior disc. note, zero cpn. to
       6/01/01, 13.50% thereafter, 6/01/06 .....................................      Luxembourg         9,300,000       7,347,000
     Nextel Communications Inc., senior disc. note, zero cpn. to 10/31/02,
       9.75% thereafter, 10/31/07 ..............................................    United States        3,000,000       2,242,500
     Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03,
       9.95% thereafter, 2/15/08 ...............................................    United States        5,300,000       3,855,750
     Nextel International Inc., senior note, 144A, 12.75%, 8/01/10 .............    United States        5,800,000       4,654,500
     Nextel Partners Inc., 11.00%, 3/15/10 .....................................    United States        1,000,000         960,000
     Nextel Partners Inc., senior note, 144A, 11.00%, 3/15/10 ..................    United States        1,500,000       1,440,000


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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)

                                                                                                       PRINCIPAL
      Franklin High Income Fund                                                        COUNTRY           AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
     Bonds (cont.)
     Communications (cont.)
     Northeast Optic Network Inc., senior note, 12.75%, 8/15/08 ................    United States     $  3,500,000    $  1,697,500
(a,c)Poland Telecom Finance, 14.00%, 12/01/07...................................       Poland            8,000,000         120,000
     RSL Communications PLC, senior note, 12.00%, 11/01/08 .....................    United Kingdom       1,500,000         120,000
     RSL Communications PLC, senior note, 12.875%, 3/01/10 .....................    United Kingdom       2,000,000         140,000
     Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04,
          11.25% thereafter, 4/15/09 ...........................................    United States        2,500,000       1,312,500
     Voicestream Wireless Corp., senior disc. note, zero cpn. to 11/15/04,
          11.875% thereafter, 11/15/09 .........................................    United States        2,000,000       1,470,000
     Voicestream Wireless Corp., senior note, 11.50%, 9/15/09 ..................    United States        4,000,000       4,460,000
     Williams Communications Group Inc., senior note, 11.875%, 8/01/10 .........    United States        2,700,000       2,092,500
     XO Communications Inc., senior note, 9.625%, 10/01/07 .....................    United States        1,400,000       1,095,500
     XO Communications Inc., senior note, 9.00%, 3/15/08 .......................    United States        3,600,000       2,781,000
                                                                                                                      ------------
                                                                                                                        62,727,875
                                                                                                                      ------------
     Consumer Durables 2.1%
(a,c)Pillowtex Corp., senior sub. note, B, 9.00%, 12/18/07 .....................    United States        2,900,000         130,500
     True Temper Sports Inc., B, 10.875%, 12/01/08 .............................    United States        4,000,000       3,865,000
                                                                                                                      ------------
                                                                                                                         3,995,500
                                                                                                                      ------------
     Consumer Non-Durables 1.8%
     Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07 ......................    United States        2,197,000       1,658,735
(a,c)Styling Technology Corp., senior sub. note, 10.875%, 7/01/08 ..............    United States        3,000,000         195,000
     United Industries Corp., senior sub. note, 9.875%, 4/01/09 ................    United States        3,000,000       1,545,000
                                                                                                                      ------------
                                                                                                                         3,398,735
                                                                                                                      ------------
     Consumer Services 29.0%
     Adelphia Communications Corp., senior note, 10.875%, 10/01/10 .............    United States        2,500,000       2,425,000
     Ascent Entertainment Group Inc., senior disc. note, zero cpn. to
       12/15/02, 11.875% thereafter, 12/15/04 ..................................    United States        3,000,000       2,441,250
     Aztar Corp., senior sub. note, 8.875%, 5/15/07 ............................    United States        2,500,000       2,425,000
     Callahan NordRhein-Westfalen, 144A, 14.00%, 7/15/10 .......................       Germany           2,750,000       2,475,000
     Charter Communications Holdings LLC, senior disc. note, zero cpn
       to 4/01/04, 9.92% thereafter, 4/01/11 ...................................    United States        5,750,000       3,406,875
     Charter Communications Holdings LLC, senior disc. note, zero cpn. to
       1/15/05, 11.75% thereafter, 1/15/10 .....................................    United States        1,750,000       1,019,375
     Coast Hotel & Casino Inc., senior sub. note, 9.50%, 4/01/09 ...............    United States        3,000,000       2,902,500
     CSC Holdings Inc., senior sub. deb., 10.50%, 5/15/16 ......................    United States        3,000,000       3,270,000
     Diamond Cable Communication Co., senior disc. note, zero cpn. to
       2/15/02, 10.75% thereafter, 2/15/07 .....................................    United Kingdom       1,500,000       1,012,500
     Diamond Holdings PLC, senior note, 9.125%, 2/01/08 ........................    United Kingdom       3,000,000       2,460,000
     EchoStar Broadband Corp., senior note, 144A, 10.375%, 10/01/07 ............    United States        2,750,000       2,715,625
     Granite Broadcasting Corp., senior sub. note, A, 10.375%, 5/15/05 .........    United States        4,116,000       2,634,240
     Hollinger International Publishing Inc., senior sub. note, 9.25%, 3/15/07 .    United States        4,500,000       4,500,000
     La Petite Academy Inc., senior note, B, 10.00%, 5/15/08 ...................    United States        5,000,000       2,675,000
     LIN Holdings Corp., senior disc. note, zero cpn. to 3/01/03, 10.00%
        thereafter, 3/01/08 ....................................................    United States        2,600,000       1,917,500
     LIN Television Corp., senior sub. note, 8.375%, 3/01/08 ...................    United States        2,800,000       2,576,000
     Mandalay Resort Group, senior note, 9.50%, 8/01/08 ........................    United States          300,000         298,500
     Mandalay Resort Group, senior sub. note, 10.25%, 8/01/07 ..................    United States        1,500,000       1,488,750
     Park Place Entertainment Corp., 9.375%, 2/15/07 ...........................    United States          600,000         619,500
     Protection One Alarm Monitoring Inc., senior sub. note, 144A, 8.625%,
        1/15/09 ................................................................    United States        5,000,000       2,425,000
(a,c)Regal Cinemas Inc., senior sub. note, 9.50%, 6/01/08 ......................    United States        3,800,000         285,000
     Sinclair Broadcast Group Inc., senior sub. note, 10.00%, 9/30/05 ..........    United States        2,500,000       2,425,000
     Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 ...............    United States        2,700,000       2,554,875
     Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 ...................    United States        1,400,000       1,443,750
     Telewest Communications PLC, senior disc. note, zero cpn. to 4/15/04,
       9.25% thereafter, 4/15/09 ...............................................    United Kingdom       1,750,000         831,250
     United Pan-Europe Communications NV, senior disc. note, zero cpn. to
       8/01/04, 12.50% thereafter, 8/01/09 .....................................    Netherlands          6,250,000       1,937,500
                                                                                                                      ------------
                                                                                                                        55,164,990
                                                                                                                      ------------
     Distribution Services 1.0%
     Fleming Cos. Inc., senior sub. note, B, 10.50%, 12/01/04 ..................    United States        1,550,000       1,209,000
     Fleming Cos. Inc., senior sub. note, B, 10.625%, 7/31/07 ..................    United States          900,000         621,000
                                                                                                                      ------------
                                                                                                                         1,830,000
                                                                                                                      ------------

                                                                             171
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Statement of Investments, December 31, 2000 (cont.)

                                                                                                       PRINCIPAL
     Franklin High Income Fund                                                         COUNTRY           AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
     Bonds (cont.)
     Electronic Technology 2.4%
     Flextronics International Ltd., senior sub. note, 144A, 9.875%, 7/01/10 ...      Singapore       $  1,000,000    $    979,035
     L-3 Communications Holdings Inc., senior sub. note, 10.375%, 5/01/07 ......    United States        3,500,000       3,622,500
                                                                                                                      ------------
                                                                                                                         4,601,535
                                                                                                                      ------------
     Energy Minerals 3.4%
     Abraxas Petroleum Corp., senior note, 11.50%, 11/01/04 ....................    United States        2,360,000       2,017,800
     P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 .............    United States        4,500,000       4,505,625
                                                                                                                      ------------
                                                                                                                         6,523,425
                                                                                                                      ------------
     Finance 1.0%
     Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 .....................    United States        2,000,000       1,980,000
                                                                                                                      ------------
     Health Services 1.6%
     Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 ...........    United States        2,750,000       1,938,750
(a,c)Vencor Operating Inc., 9.875%, 5/01/05 ....................................    United States        4,200,000       1,008,000
                                                                                                                      ------------
                                                                                                                         2,946,750
                                                                                                                      ------------
     Industrial Services 2.7%
     Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 ..........    United States        1,500,000       1,410,000
     Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03,
       9.875% thereafter, 2/15/08 ..............................................    United States        4,650,000       3,789,750
                                                                                                                      ------------
                                                                                                                         5,199,750
                                                                                                                      ------------
     Process Industries 4.6%
     Applied Extrusion Technology, senior note, B, 11.50%, 4/01/02 .............    United States        2,050,000       1,209,500
     Climachem Inc., senior sub. note, B, 10.75%, 12/01/07 .....................    United States        1,200,000         369,000
     Four M Corp., senior note, B, 12.00%, 6/01/06 .............................    United States        2,600,000       2,509,000
     Lyondell Chemical Co., senior secured note, 9.875%, 5/01/07 ...............    United States        1,750,000       1,706,250
(a,c)Polysindo International Finance Co. BV, secured note, 9.375%,
       7/30/07 .................................................................      Indonesia          4,250,000         456,875
     Radnor Holdings Inc., senior note, 10.00%, 12/01/03 .......................    United States        2,000,000       1,710,000
     Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 ...............      Indonesia          2,000,000         825,000
                                                                                                                      ------------
                                                                                                                         8,785,625
                                                                                                                      ------------
     Producer Manufacturing 1.3%
     Goss Graphic Systems Inc, senior sub. note, PIK, 12.25%, 11/19/05 .........    United States        1,802,002         148,663
     Nortek Inc., senior sub. note, 9.875%, 3/01/04 ............................    United States        2,500,000       2,343,750
                                                                                                                      ------------
                                                                                                                         2,492,413
                                                                                                                      ------------
     Retail Trade .9%
     Hollywood Entertainment Corp., senior sub. note, B, 10.625%, 8/15/04 ......    United States        4,000,000       1,620,000
                                                                                                                      ------------
     Technology Services .8%
(a,c)Anacomp Inc., senior sub. note, D, 10.875%, 4/01/04 .......................    United States        4,000,000         510,000
     PSINet Inc., senior note, 10.50%, 12/01/06 ................................    United States        1,000,000         265,000
     PSINet Inc., senior note, 11.00%, 8/01/09 .................................    United States        2,900,000         768,500
                                                                                                                      ------------
                                                                                                                         1,543,500
                                                                                                                      ------------
     Transportation 2.3%
     GS Superhighway Holdings Ltd., senior note, 10.25%, 8/15/07 ...............        China            6,000,000       4,185,000
     Holt Group Inc., senior note, 9.75%, 1/15/06 ..............................    United States        5,250,000         236,250
                                                                                                                      ------------
                                                                                                                         4,421,250
                                                                                                                      ------------
     Utilities .8%
(a,c)Empire Gas Corp., senior secured note, 12.875%, 7/15/04 ...................    United States        2,000,000       1,400,000
                                                                                                                      ------------
     Total Bonds (Cost $257,998,128) ...........................................                                       170,573,848
                                                                                                                      ------------
     Total Long Term Investments (Cost $272,856,102) ...........................                                       175,575,519
                                                                                                                      ------------


172
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)

                                                                                                       PRINCIPAL
     Franklin High Income Fund                                                                           AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------------
(f)Repurchase Agreement 5.4%
   Joint Repurchase Agreement, 6.047%, 1/02/01, (Maturity Value $10,307,952) (Cost $10,301,031) ....  $10,301,031    $ 10,301,031
      Barclays Capital Inc. (Maturity Value $1,012,241)
      Bear, Stearns & Co. Inc. (Maturity Value $578,482)
      BNP Paribas Corp. (Maturity Value $1,012,241)
      Chase Securities Inc. (Maturity Value $1,012,241)
      Dresdner Kleinwort Benson, North America LLC (Maturity Value $1,012,241)
      Goldman, Sachs & Co. (Maturity Value $1,012,241)
      Greenwich Capital Markets Inc. (Maturity Value $1,012,241)
      Lehman Brothers Inc. (Maturity Value $908,542)
      Nesbitt Burns Securities Inc. (Maturity Value $1,012,241)
      SG Cowen Securities Corp. (Maturity Value $723,000)
      UBS Warburg LLC (Maturity Value $1,012,241)
         Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
                                                                                                                     ------------
  Total Investments (Cost $283,157,133) 97.7% ......................................................                  185,876,550
  Other Assets, less Liabilities 2.3% ..............................................................                    4,541,663
                                                                                                                     ------------
  Net Assets 100.0% ................................................................................                 $190,418,213
                                                                                                                     ============


(a)Non-income producing
(c)See Note 7 regarding defaulted securities.
(f)See Note 1(c) regarding joint repurchase agreement.


                       See notes to financial statements.

                                                                             173
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)

       Franklin Income Securities Fund                                                  COUNTRY            SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       Common Stocks 35.0%
       Communications .5%
       Telecom Argentina Stet-France Telecom SA, ADR ...............................    Argentina           200,000    $  3,137,500
                                                                                                                       ------------
       Consumer Durables .7%
       General Motors Corp. ........................................................  United States          90,000       4,584,375
                                                                                                                       ------------
       Consumer Non-Durables 8.5%
       Philip Morris Cos. Inc. .....................................................  United States       1,150,000      50,600,000
       R.J. Reynolds Tobacco Holdings Inc. .........................................  United States          83,400       4,065,750
       UST Inc. ....................................................................  United States          10,000         280,625
                                                                                                                       ------------
                                                                                                                         54,946,375
                                                                                                                       ------------
       Energy Minerals 2.6%
       Athabasca Oil Sands Trust ...................................................     Canada             270,000       5,231,025
       BP Prudhoe Bay Royalty Trust ................................................  United States          50,000         618,750
    (a)Canadian Oil Sands Trust Units ..............................................     Canada             230,000       4,425,433
    (a)Chesapeake Energy Corp. .....................................................  United States         240,000       2,430,000
    (a)Petroleo Brasileiro SA-Petrobras, ADR .......................................     Brazil             136,000       3,434,000
       Ultramar Diamond Shamrock Corp. .............................................  United States          20,500         632,938
                                                                                                                       ------------
                                                                                                                         16,772,146
                                                                                                                       ------------
(a,d,k)Health Services .2%
       Continucare Corp. ...........................................................  United States       3,591,464       1,122,333
                                                                                                                       ------------
       Non-Energy Minerals 2.3%
       Anglo American Platinum Corp. Ltd., ADR .....................................  South Africa          100,000       4,575,000
       Anglogold Ltd., ADR .........................................................  South Africa          272,100       4,064,494
       De Beers Consolidated Mines AG, ADR .........................................  South Africa           40,000       1,070,000
       Impala Platinum Holdings Ltd., ADR ..........................................  South Africa          100,000       5,050,000
                                                                                                                       ------------
                                                                                                                         14,759,494
                                                                                                                       ------------
    (a)Process Industries
       Dan River Inc., A ...........................................................  United States          11,700          25,974
                                                                                                                       ------------
       Real Estate .9%
       FelCor Lodging Trust Inc. ...................................................  United States         197,700       4,732,444
       Liberty Property Trust ......................................................  United States          50,000       1,428,125
                                                                                                                       ------------
                                                                                                                          6,160,569
                                                                                                                       ------------
       Utilities 19.3%
       American Electric Power Co. Inc. ............................................  United States         220,000      10,230,000
       Cinergy Corp. ...............................................................  United States         180,000       6,322,500
       Dominion Resources Inc. .....................................................  United States          80,000       5,360,000
       DTE Energy Co. ..............................................................  United States          40,000       1,557,500
       Edison International ........................................................  United States         160,000       2,500,000
       Energy East Corp. ...........................................................  United States         190,000       3,740,625
       Entergy Corp. ...............................................................  United States         235,000       9,943,438
       Exelon Corp. ................................................................  United States          90,000       6,318,900
       FirstEnergy Corp. ...........................................................  United States         125,000       3,945,313
       FPL Group Inc. ..............................................................  United States          30,000       2,152,500
       GPU Inc. ....................................................................  United States         160,000       5,890,000
       Hawaiian Electric Industries Inc. ...........................................  United States          86,500       3,216,719
       KeySpan Corp. ...............................................................  United States          85,000       3,601,875
       PG&E Corp. ..................................................................  United States         246,000       4,920,000
       Potomac Electric Power Co. ..................................................  United States         180,000       4,447,800
    (a)Progress Energy Inc. ........................................................  United States         190,000          85,500
       Public Service Enterprise Group Inc. ........................................  United States         215,000      10,454,375
       Reliant Energy Inc. .........................................................  United States         150,000       6,496,875
       Sempra Energy ...............................................................  United States         180,000       4,185,000
       Sierra Pacific Resources ....................................................  United States         137,200       2,203,775
       The Southern Co. ............................................................  United States         240,000       7,980,000


174
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Statement of Investments, December 31, 2000 (cont.)

       Franklin Income Securities Fund                                                  COUNTRY            SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       Common Stocks (cont.)
       Utilities (cont.)
       TXU Corp. ...................................................................  United States         225,000    $  9,970,313
       Xcel Energy Inc. ............................................................  United States         350,000      10,171,875
                                                                                                                       ------------
                                                                                                                        125,694,883
                                                                                                                       ------------
       Total Common Stocks (Cost $151,559,437) .....................................                                    227,203,649
                                                                                                                       ------------
       Preferred Stocks .5%
       Process Industries .5%
       Asia Pulp & Paper Co. Ltd., 12.00%, pfd., 2/15/04 ...........................    Indonesia        10,073,000       1,536,133
       Freeport-McMoRan Copper & Gold Inc., cum. variable pfd., Gold ...............  United States         108,800       1,897,200
                                                                                                                       ------------
       Total Preferred Stocks (Cost $11,467,768) ...................................                                      3,433,333
                                                                                                                       ------------
       Convertible Preferred Stocks 11.8%
       Energy Minerals 3.1%
       Enron Corp., 7.00%, cvt. pfd ................................................  United States          62,500       3,011,719
       Kerr-McGee Corp., 5.50%, cvt. pfd ...........................................  United States          81,300       4,481,663
       Lomak Financing Trust, 5.75%, cvt. pfd ......................................  United States         140,000       4,182,500
       Newfield Financial Trust I, 6.50%, cvt. pfd .................................  United States          65,000       4,647,500
       Nuevo Financing I, 5.75%, cvt. pfd., A ......................................  United States         140,000       3,710,000
                                                                                                                       ------------
                                                                                                                         20,033,382
                                                                                                                       ------------
       Industrial Services .9%
       Weatherford International Inc., 5.00%, cvt. pfd .............................  United States         120,000       5,970,000
                                                                                                                       ------------
       Non-Energy Minerals .5%
       Battle Mountain Gold Co., $3.25, cvt. pfd ...................................  United States          66,300       1,955,850
       Hecla Mining Co., 7.00%, cvt. pfd., B .......................................  United States          70,000         420,000
       Kinam Gold Inc., $3.75, cvt. pfd., B ........................................     Canada             150,000       1,125,000
                                                                                                                       ------------
                                                                                                                          3,500,850
                                                                                                                       ------------
       Process Industries .3%
       Georgia-Pacific Group, 7.50%, cvt. pfd ......................................  United States          50,000       1,715,625
                                                                                                                       ------------
       Real Estate 5.1%
       Apartment Investment & Management Co., 8.00%, cvt. pfd., K ..................  United States         160,000       4,880,000
       Archstone Communities Trust, $1.75, cvt. pfd., A ............................  United States         100,000       3,525,000
       Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ..........................  United States         330,000       5,568,750
       Host Marriott Corp., 6.75%, cvt. pfd ........................................  United States         130,000       5,663,125
       Innkeepers USA Trust, 8.625%, cvt. pfd., A ..................................  United States         175,000       3,171,875
       ProLogis Trust, 7.00%, cvt. pfd., B .........................................  United States         100,000       2,893,750
       Reckson Associates Realty Corp., 7.625%, cvt. pfd., A .......................  United States         190,000       4,488,750
       Vornado Realty Trust, 6.50%, cvt. pfd., A ...................................  United States          51,700       2,791,800
                                                                                                                       ------------
                                                                                                                         32,983,050
                                                                                                                       ------------
       Transportation .5%
       Union Pacific Capital Trust, 6.25%, cvt. pfd ................................  United States          70,000       3,255,000
                                                                                                                       ------------
       Utilities 1.4%
       CMS Energy Trust I, 7.75%, cvt. pfd .........................................  United States         160,000       7,120,000
       Dominion Resources Inc., 9.50%, cvt. pfd ....................................  United States          35,500       2,218,750
                                                                                                                       ------------
                                                                                                                          9,338,750
                                                                                                                       ------------
       Total Convertible Preferred Stocks (Cost $88,627,442) .......................                                     76,796,657
                                                                                                                       ------------
                                                                                                        PRINCIPAL
                                                                                                         AMOUNT*
                                                                                                         -------
       Bonds 19.1%
  (a,c)Commercial Services

       AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07 .......  United States    $  1,000,000           5,100
                                                                                                                       ------------
       Communications 2.4%
       Dobson Communications Corp., senior sub. note, 10.875%, 7/01/10 .............  United States       3,500,000       3,465,000
       Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09 .................     Bermuda          4,000,000       3,800,000
       McLeodUSA Inc., senior note, 8.125%, 2/15/09 ................................  United States         800,000         690,000

                                                                             175
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)

                                                                                                         PRINCIPAL
       Franklin Income Securities Fund                                                  COUNTRY           AMOUNT*         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       Bonds (cont.)
       Communications (cont.)
       Metrocall Inc., senior sub. note, 11.00%, 9/15/08 ...........................  United States    $  3,000,000    $    615,000
       Voicestream Wireless Corp., senior note, 10.375%, 11/15/09 ..................  United States       1,000,000       1,080,000
       Williams Communications Group Inc., senior note, 10.875%, 10/01/09 ..........  United States       3,290,000       2,467,500
       XO Communications Inc., senior note, 10.75%, 6/01/09 ........................  United States       4,000,000       3,320,000
                                                                                                                       ------------
                                                                                                                         15,437,500
                                                                                                                       ------------
       Consumer Durables .2%
       E&S Holdings Corp., senior sub. note, B, 10.375%, 10/01/06 ..................  United States       3,750,000       1,256,250
                                                                                                                       ------------
       Consumer Non-Durables 2.9%
       Compania De Alimentos Fargo SA, 13.25%, 8/01/08 .............................    Argentina         1,900,000       1,239,750
       Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07 ........................  United States       2,197,000       1,658,735
       Evenflo Company Inc., senior note, B, 11.75%, 8/15/06 .......................  United States       2,000,000       1,410,000
       Hartmarx Corp., senior sub. note, 10.875%, 1/15/02 ..........................  United States       6,900,000       6,762,000
       Playtex Family Products Corp., senior sub. note, 9.00%, 12/15/03 ............  United States       4,000,000       3,880,000
       Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ...........  United States       5,800,000       3,132,000
       The William Carter Co., senior sub. note, A, 10.375%, 12/01/06 ..............  United States         500,000         487,500
                                                                                                                       ------------
                                                                                                                         18,569,985
                                                                                                                       ------------
       Consumer Services 4.1%
       Adelphia Communications Corp., senior note, 7.875%, 5/01/09 .................  United States       2,800,000       2,296,000
       Adelphia Communications Corp., senior note, 10.875%, 10/01/10 ...............  United States       1,000,000         970,000
  (a,c)AMF Bowling Worldwide Inc., senior sub. note, B,10.875%, 3/15/06 ............  United States         650,000          94,250
       Cablevision SA, 13.75%, 5/01/09 .............................................    Argentina         1,000,000         732,500
       Coast Hotel & Casino Inc., senior sub. note, 9.50%, 4/01/09 .................  United States       1,000,000         967,500
       CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ........................  United States       4,000,000       4,060,000
       EchoStar Broadband Corp., senior note, 144A, 10.375%, 10/01/07 ..............  United States       3,400,000       3,357,500
       Eldorado Resorts LLC, senior sub. note, 10.50%, 8/15/06 .....................  United States         500,000         497,500
       Harveys Casino Resorts, senior sub. note, 10.625%, 6/01/06 ..................  United States       2,200,000       2,255,000
       Lone Cypress Co., sub. note, 11.50%, 8/01/09 ................................  United States       5,167,842       5,090,325
       NTL Communications Corp., senior note, 144A, 11.875%, 10/01/10 ..............  United States       1,800,000       1,611,000
       Protection One Alarm Monitoring Inc., senior sub. note, 144A, 8.625%, 1/15/09  United States       2,500,000       1,212,500
       Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 .....................  United States       2,300,000       2,371,875
       Venetian Casino/Las Vegas Sands, mortgage note, 12.25%, 11/15/04 ............  United States       1,000,000       1,000,000
                                                                                                                       ------------
                                                                                                                         26,515,950
                                                                                                                       ------------
  (a,c)Electronic Technology .1%
       Anacomp Inc., senior sub. note, B, 10.875%, 4/01/04 .........................  United States       6,000,000         765,000
                                                                                                                       ------------
       Energy Minerals 3.0%
       Bellwether Exploration Co., senior sub. note, 10.875%, 4/01/07 ..............  United States       3,000,000       2,865,000
       Chesapeake Energy Corp., senior note, B, 7.875%, 3/15/04 ....................  United States         500,000         492,500
       Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 ...............     Mexico           9,000,000       9,508,500
       Denbury Management Inc., senior sub. note, 9.00%, 3/01/08 ...................  United States       4,000,000       3,490,000
       Mesa Operating Co., senior sub. note, 10.625%, 7/01/06 ......................  United States         950,000       1,007,000
       P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ...............  United States       1,200,000       1,201,500
       Plains Resources Inc., senior sub. note, B, 10.25%, 3/15/06 .................  United States       1,000,000       1,005,000
                                                                                                                       ------------
                                                                                                                         19,569,500
                                                                                                                       ------------
       Finance .5%
       Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 .......................  United States       3,000,000       2,970,000
                                                                                                                       ------------
       Health Technology .1%
       Dade International Inc., senior sub. note, B, 11.125%, 5/01/06 ..............  United States       2,400,000         540,000
                                                                                                                       ------------
       Industrial Services 1.0%
       Allied Waste North America Inc., senior sub. note, B, 10.00%, 8/01/09 .......  United States       4,000,000       3,780,000
       First Wave Marine Inc., senior note, 11.00%, 2/01/08 ........................  United States       1,000,000         125,000
       Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08 ..........  United States       1,000,000         995,000
       R&B Falcon Corp., senior note, B, 6.50%, 4/15/03 ............................  United States       2,000,000       1,910,000
                                                                                                                       ------------
                                                                                                                          6,810,000
                                                                                                                       ------------

176
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Statement of Investments, December 31, 2000 (cont.)

                                                                                                         PRINCIPAL
       Franklin Income Securities Fund                                                  COUNTRY           AMOUNT*         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       Bonds (cont.)
       Process Industries 3.2%
       Applied Extrusion Technology, senior note, B, 11.50%, 4/01/02 ...............  United States    $  6,000,000    $  3,540,000
       Consoltex Group Inc., senior sub. note, B, 11.00%, 10/01/03 .................  United States      10,000,000       2,050,000
       Four M Corp., senior note, B, 12.00%, 6/01/06 ...............................  United States       2,000,000       1,930,000
       Hercules Inc., senior note, A, 144A, 11.125%, 11/15/07 ......................  United States       1,700,000       1,708,500
       Printpack Inc., senior sub. note, B, 10.625%, 8/15/06 .......................  United States       4,000,000       3,780,000
  (a,c)RBX Corp., senior sub. note, B, 11.25%, 10/15/05 ............................  United States      10,000,000         775,000
       Riverwood International, senior sub. note, 10.875%, 4/01/08 .................  United States       4,500,000       4,095,000
       Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 .................    Indonesia         8,000,000       3,300,000
                                                                                                                       ------------
                                                                                                                         21,178,500
                                                                                                                       ------------
       Producer Manufacturing 1.5%
       Collins & Aikman Products, senior sub. note, 11.50%, 4/15/06 ................  United States       4,000,000       3,100,000
       Nortek Inc., senior sub. note, 9.875%, 3/01/04 ..............................  United States       2,400,000       2,250,000
       Outsourcing Services Group Inc., senior sub. note, 10.875%, 3/01/06 .........  United States       2,000,000       1,310,000
       Thermadyne Industries Inc., sub. note, 10.75%, 11/01/03 .....................  United States       2,696,000       1,617,600
       Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07 ...........     Canada           2,350,000       1,445,250
                                                                                                                       ------------
                                                                                                                          9,722,850
                                                                                                                       ------------
       Technology Services .1%
       PSINet Inc., senior note, 10.50%, 12/01/06 ..................................  United States       2,000,000         530,000
                                                                                                                       ------------
       Total Bonds (Cost $171,152,634) .............................................                                    123,870,635
                                                                                                                       ------------
       Convertible Bonds 5.8%
       Electronic Technology 1.0%
       Trans-Lux Corp., cvt. sub. note, 7.50%, 12/01/06 ............................  United States       8,000,000       6,400,000
                                                                                                                       ------------
       Energy Minerals .2%
       Kerr-McGee Corp., cvt., 7.50%, 5/15/14 ......................................  United States       1,246,000       1,211,735
                                                                                                                       ------------
    (k)Health Services .1%
       Continucare Corp., cvt., 144A, 7.00%, 10/31/02 ..............................  United States       2,317,073         463,415
                                                                                                                       ------------
       Industrial Services .5%
       Key Energy Services Inc., cvt., 5.00%, 9/15/04 ..............................  United States       3,200,000       2,668,000
       Parker Drilling Co., cvt. sub. note, 5.50%, 8/01/04 .........................  United States       1,000,000         860,000
                                                                                                                       ------------
                                                                                                                          3,528,000
                                                                                                                       ------------
       Non-Energy Minerals 1.4%
       Ashanti Capital Ltd., cvt., 5.50%, 3/15/03 ..................................     Ghana            5,000,000       3,131,250
       Coeur D'Alene Mines Corp., cvt. senior sub. deb., 6.00%, 6/10/02 ............  United States         100,000          42,000
       Coeur D'Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04 ..................  United States       6,000,000       1,890,000
       Trizec Hahn Corp., cvt. senior deb., 3.00%, 1/29/21 .........................     Canada           7,000,000       4,182,500
                                                                                                                       ------------
                                                                                                                          9,245,750
                                                                                                                       ------------
       Producer Manufacturing .3%
       Exide Corp., cvt. senior sub. note, 144A, 2.90%, 12/15/05 ...................  United States       5,000,000       2,096,875
                                                                                                                       ------------
       Real Estate 2.3%
       Equity Office Properties Trust, cvt., 144A, 7.25%, 11/15/08 .................  United States       4,400,000       4,598,000
       Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02 .........................  United States       6,000,000       5,430,000
       Meristar Hospitality Corp., cvt. sub. note, 4.75%, 10/15/04 .................  United States       6,500,000       5,005,000
                                                                                                                       ------------
                                                                                                                         15,033,000
                                                                                                                       ------------
       Total Convertible Bonds (Cost $47,524,281) ..................................                                     37,978,775
                                                                                                                       ------------
       Zero Coupon/Step-Up Bonds 4.9%
       AMF Bowling Worldwide Inc., senior disc. note, B, zero cpn. to
         3/15/01, 12.25% thereafter, 3/15/06 .......................................  United States       2,438,000         353,510
       APP Finance VI Mauritius Ltd., cvt., zero cpn., 11/18/12 ....................    Indonesia        11,500,000         848,125
       Charter Communications Holdings LLC, senior disc. note, zero cpn
         to 4/01/04, 9.92% thereafter, 4/01/11 .....................................  United States       5,000,000       2,962,500
       Crown Castle International Corp., senior disc. note, zero cpn
         to 8/01/04, 11.25% thereafter, 8/01/11 ....................................  United States       5,800,000       3,929,500
       Huntsman ICI Chemicals LLC, senior disc. note, zero cpn., 12/31/09 ..........  United States       7,500,000       2,100,000
       Level 3 Communications Inc., senior disc. note, zero cpn. to 12/01/03,
         10.50% thereafter, 12/01/08 ...............................................  United States       4,400,000       2,398,000
       Mesa Operating Co., zero cpn. to 7/01/01, 11.625% thereafter, 7/01/06 .......  United States       1,300,000       1,300,000
       Microcell Telecommunications Inc., senior disc. note, zero cpn. to 6/01/04,
         12.00% thereafter, 6/01/09 ................................................  United States       3,000,000       2,010,000


                                                                             177
Page
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)

                                                                                                         PRINCIPAL
       Franklin Income Securities Fund                                                  COUNTRY           AMOUNT*         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       Zero Coupon/Step-Up Bonds (cont.)
       Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03, 9.95%
         thereafter, 2/15/08 .......................................................  United States    $  8,500,000    $  6,183,750
       Nextel International Inc., senior disc. note, zero cpn. to 4/15/03, 12.125%
         thereafter, 4/15/08 .......................................................  United States       5,000,000       2,662,500
       Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04,
         11.25% thereafter, 4/15/09 ................................................  United States       2,000,000       1,050,000
       Spectrasite Holdings Inc., senior disc. note, zero cpn. to 3/15/05, 12.875%
         thereafter, 3/15/10 .......................................................  United States       4,000,000       2,020,000
       United Pan-Europe Communications NV, senior disc. note, zero cpn. to 8/01/04,
         12.50% thereafter, 8/01/09 ................................................   Netherlands        3,500,000       1,085,000
       Voicestream Wireless Corp., senior disc. note, zero cpn. to 11/15/04, 11.875%
         thereafter, 11/15/09 ......................................................  United States       1,750,000       1,286,250
       XO Communications Inc., senior note, zero cpn. to 6/01/04, 12.25%
         thereafter, 6/01/09 .......................................................  United States       4,000,000       2,020,000
                                                                                                                       ------------
       Total Zero Coupon/Step-Up Bonds (Cost $42,272,464) ..........................                                     32,209,135
                                                                                                                       ------------
       U.S. Government and Agency Securities 1.7%
       FHLMC, 6.875%, 1/15/05 ......................................................  United States       7,000,000       7,291,081
       U.S. Treasury Note, 5.875%, 11/15/04 ........................................  United States       4,000,000       4,105,548
                                                                                                                       ------------
       Total U.S. Government and Agency Securities (Cost $10,796,173) ..............                                     11,396,629
                                                                                                                       ------------
       Foreign Government and Agency Securities 8.7%
       ESCOM, E168, utility deb., 11.00%, 6/01/08 ..................................   South Africa      27,000,000 ZAR   3,227,873
       Republic of Argentina, 11.75%, 6/15/15 ......................................    Argentina         8,640,000       7,827,840
       Republic of Argentina, L, 6.00%, 3/31/23 ....................................    Argentina        12,200,000       8,448,500
       Republic of Brazil, 11.00%, 8/17/40 .........................................     Brazil          16,162,000      13,232,633
       Republic of Brazil, L, FRN, 7.375%, 4/15/06 .................................     Brazil          12,848,000      11,972,730
       Republic of Bulgaria, IAB, 7.75%, 7/28/11 ...................................    Bulgaria          5,000,000       3,775,000
       Republic of South Africa, 12.00%, 2/28/05 ...................................   South Africa      23,000,000 ZAR   3,040,220
       Republic of Turkey, 12.375%, 6/15/09 ........................................     Turkey           5,000,000       4,700,000
                                                                                                                       ------------
       Total Foreign Government and Agency Securities (Cost $56,527,726) ...........                                     56,224,796
                                                                                                                       ------------
       Total Long Term Investments (Cost $579,927,925) .............................                                    569,113,609
                                                                                                                       ------------
    (f)Repurchase Agreement 10.1%
       Joint Repurchase Agreement, 6.047%, 1/02/01 (Maturity Value $65,403,052)
         (Cost $65,359,136) ........................................................  United States      65,359,136      65,359,136
          Barclays Capital Inc. (Maturity Value $6,422,580)
          Bear, Stearns & Co. Inc. (Maturity Value $3,670,636)
          BNP Paribas Corp. (Maturity Value $6,422,580)
          Chase Securities Inc. (Maturity Value $6,422,580)
          Dresdner Kleinwort Benson, North America LLC (Maturity Value $6,422,580)
          Goldman, Sachs & Co. (Maturity Value $6,422,580)
          Greenwich Capital Markets Inc. (Maturity Value $6,422,580)
          Lehman Brothers Inc. (Maturity Value $5,764,188)
          Nesbitt Burns Securities Inc. (Maturity Value $6,422,580)
          SG Cowen Securities Corp. (Maturity Value $4,587,588)
          UBS Warburg LLC (Maturity Value $6,422,580)
          Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S.
            Government Agency Securities
                                                                                                                       ------------
       Total Investments (Cost $645,287,061) 97.6% .................................                                    634,472,745
       Other Assets, less Liabilities 2.4% .........................................                                     15,430,646
                                                                                                                       ------------
       Net Assets 100.0% ...........................................................                                   $649,903,391
                                                                                                                       ============

Currency Abbreviation:
ZAR - South African Rand

  *The principal amount is stated in U.S. dollars unless otherwise indicated.
(a)Non-income producing
(c)See Note 7 regarding defaulted securities.
(d)See Note 8 regarding restricted securities.
(f)See Note 1(c) regarding joint repurchase agreement.
(k)The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in non-controlled "affiliated companies" at December 31, 2000 were $1,585,748.


                       See notes to financial statements.

178
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000




 Franklin Large Cap Growth Securities Fund                                            COUNTRY     SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
   Common Stocks 96.2%
(a)Commercial Services 1.6%
   Concord EFS Inc..............................................................    United States   158,000  $ 6,942,125
                                                                                                             -----------
   Communications 7.2%
   AT&T Corp....................................................................    United States   200,000    3,462,500
(a)Global Crossing Ltd.                                                               Bermuda       200,000    2,862,500
(a)Qwest Communications International Inc.......................................    United States    75,600    3,099,600
   SBC Communications Inc.......................................................    United States    50,000    2,387,500
   Sprint Corp. (FON Group).....................................................    United States   260,000    5,281,250
   Verizon Communications.......................................................    United States    80,000    4,010,000
   Vodafone Group PLC, ADR......................................................   United Kingdom   135,450    4,850,803
(a)VoiceStream Wireless Corp....................................................    United States    24,000    2,415,000
(a)Worldcom Inc.................................................................    United States   190,000    2,671,875
                                                                                                             -----------
                                                                                                              31,041,028
                                                                                                             -----------
   Consumer Durables .7%
(a)Furniture Brands International Inc...........................................    United States    38,200      804,588
   Maytag Corp..................................................................    United States    64,100    2,071,231
                                                                                                             -----------
                                                                                                               2,875,819
                                                                                                             -----------
   Consumer Non-Durables 4.4%
   Clorox Co....................................................................    United States    40,000    1,420,000
   Philip Morris Cos. Inc.......................................................    United States   136,700    6,014,800
   Procter & Gamble Co..........................................................    United States   110,800    8,690,875
(a)Tommy Hilfiger Corp..........................................................    United States   301,000    2,953,563
                                                                                                             -----------
                                                                                                              19,079,238
                                                                                                             -----------
   Consumer Services 2.6%
(a)Clear Channel Communications Inc.............................................    United States    35,000    1,695,313
   McDonald's Corp..............................................................    United States   220,000    7,480,000
   Time Warner Inc..............................................................    United States    40,000    2,089,600
                                                                                                             -----------

                                                                                                              11,264,913
                                                                                                             -----------
   Distribution Services 1.3%
   McKesson HBOC Inc............................................................    United States   160,050    5,744,195
                                                                                                             -----------
   Electronic Technology 18.5%
(a)Applied Materials Inc........................................................    United States   130,000    4,964,375
(a)Brocade Communications Systems Inc...........................................    United States    16,000    1,469,000
(a)CIENA Corp...................................................................    United States    23,000    1,867,313
(a)Cisco Systems Inc............................................................    United States    90,000    3,442,500
   Compaq Computer Corp.........................................................    United States   145,000    2,182,250
(a)Comverse Technology Inc......................................................    United States    15,000    1,629,375
   Corning Inc..................................................................    United States    50,000    2,640,625
(a)Dell Computer Corp...........................................................    United States   165,000    2,877,188
(a)Gateway Inc..................................................................    United States    80,000    1,439,200
   Hewlett-Packard Co...........................................................    United States   100,000    3,156,250
   Intel Corp...................................................................    United States   140,000    4,208,750
   International Business Machines Corp.........................................    United States    58,000    4,930,000
(a)JDS Uniphase Corp............................................................    United States    80,000    3,335,000
(a)Juniper Networks Inc.........................................................    United States    37,000    4,664,313
(a)KLA-Tencor Corp..............................................................    United States    87,000    2,930,813
   Linear Technology Corp.......................................................    United States    65,000    3,006,250
   Lucent Technologies Inc......................................................    United States   220,000    2,970,000
   Motorola Inc.................................................................    United States   106,000    2,146,500
   Nokia Corp., ADR.............................................................     Finland         65,000    2,827,500
   Nortel Networks Corp.........................................................      Canada         85,000    2,725,313
(a)PMC-Sierra Inc...............................................................      Canada         33,000    2,594,625
(a)SDL Inc......................................................................    United States    18,000    2,667,375
(a)Sun Microsystems Inc.........................................................    United States   110,000    3,066,250
(a)Synopsys Inc.................................................................    United States   143,100    6,788,306

                                                                             179
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000  (cont.)

 Franklin Large Cap Growth Securities Fund                                            COUNTRY     SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Electronic Technology (cont.)
(a)Tellabs Inc..................................................................    United States    45,450   $ 2,567,925
(a)Xilinx Inc...................................................................    United States    60,000     2,767,500
                                                                                                              -----------
                                                                                                               79,864,496
                                                                                                              -----------
   Energy Minerals 4.3%
   Anadarko Petroleum Corp......................................................    United States    40,000     2,843,200
(a)Barrett Resources Corp.......................................................    United States    90,000     5,113,125
   Exxon Mobil Corp.............................................................    United States    25,000     2,173,438
   Royal Dutch Petroleum Co., N.Y. shs. ........................................     Netherlands    140,000     8,478,750
                                                                                                              -----------
                                                                                                               18,608,513
                                                                                                              -----------
   Finance 9.5%
   American International Group Inc. ...........................................    United States    50,000     4,928,125
   Bank of America Corp. .......................................................    United States    90,000     4,128,750
   Bank One Corp. ..............................................................    United States    65,000     2,380,625
   Citigroup Inc. ..............................................................    United States   160,000     8,170,000
   Fifth Third Bancorp .........................................................    United States   120,750     7,214,813
   First Union Corp. ...........................................................    United States   145,000     4,032,813
   JP Morgan Chase & Co. .......................................................    United States    50,000     2,271,875
   Marsh & McLennan Cos. Inc. ..................................................    United States    39,000     4,563,000
   Wells Fargo & Co. ...........................................................    United States    60,000     3,341,250
                                                                                                              -----------
                                                                                                               41,031,251
                                                                                                              -----------
   Health Technology 13.5%
   Abbott Laboratories .........................................................    United States   139,100    6,737,656
   American Home Products Corp. ................................................    United States    82,000    5,211,100
(a)Amgen Inc. ..................................................................    United States   115,000    7,352,813
   Baxter International Inc. ...................................................    United States    45,400    4,009,388
(a)Genentech Inc. ..............................................................    United States   100,000    8,150,000
   Johnson & Johnson ...........................................................    United States    85,000    8,930,313
   Medtronic Inc. ..............................................................    United States   100,000    6,037,500
   Pfizer Inc. .................................................................    United States    95,000    4,370,000
   Schering-Plough Corp. .......................................................    United States   135,000    7,661,250
                                                                                                             -----------
                                                                                                              58,460,020
                                                                                                             -----------
   Industrial Services 3.3%
   Enron Corp. .................................................................    United States   115,800    9,625,875
   Schlumberger Ltd. ...........................................................    United States    60,000    4,796,250
                                                                                                             -----------
                                                                                                              14,422,125
                                                                                                             -----------
   Producer Manufacturing 2.3%
   General Electric Co. ........................................................    United States    67,800    3,250,163
   Molex Inc. ..................................................................    United States    59,296    2,105,008
   United Technologies Corp. ...................................................    United States    60,000    4,717,500
                                                                                                             -----------
                                                                                                              10,072,671
                                                                                                             -----------
   Retail Trade 5.2%
   Albertson's Inc. ............................................................    United States   206,000    5,459,000
(a)Best Buy Co. Inc. ...........................................................    United States   100,000    2,956,250
(a)Costco Wholesale Corp. ......................................................    United States    50,000    1,996,875
(a)Federated Department Stores Inc. ............................................    United States    85,000    2,975,000
   Lowe's Cos. Inc. ............................................................    United States    70,000    3,115,000
   Wal-Mart Stores Inc. ........................................................    United States    70,000    3,718,750
(a)Williams-Sonoma Inc. ........................................................    United States   105,000    2,100,000
                                                                                                             -----------
                                                                                                              22,320,875
                                                                                                             -----------
   Technology Services 9.1%
(a)America Online Inc. .........................................................    United States    65,000    2,262,000
   Automatic Data Processing Inc. ..............................................    United States   105,300    6,666,806

180

Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000  (cont.)


 Franklin Large Cap Growth Securities Fund                                            COUNTRY     SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Technology Services (cont.)
(a)BMC Software Inc. ...........................................................    United States   163,000  $ 2,282,000
(a)Check Point Software Technologies Ltd. ......................................       Israel        32,000    4,274,000
   Computer Associates International Inc. ......................................    United States   115,000    2,242,500
(a)Computer Sciences Corp. .....................................................    United States    50,000    3,006,250
(a)CyberSource Corp. ...........................................................    United States   240,000      570,000
(a)Entrust Technologies Inc. ...................................................    United States    95,000    1,235,000
(a)Internet Security Systems Inc. ..............................................    United States     9,500      745,156
(a)Microsoft Corp. .............................................................    United States   130,000    5,638,750
(a)Oracle Corp. ................................................................    United States    80,000    2,325,000
(a)SonicWALL Inc. ..............................................................    United States    80,000    1,300,000
(a)StorageNetworks Inc. ........................................................    United States    35,500      880,844
(a)VeriSign Inc. ...............................................................    United States    45,000    3,338,438
(a)VERITAS Software Corp. ......................................................    United States    31,000    2,712,500
                                                                                                             -----------
                                                                                                              39,479,244
                                                                                                             -----------
   Transportation 2.2%
   Expeditors International of Washington Inc. .................................    United States   120,000    6,442,500
   United Parcel Service Inc., B ...............................................    United States    50,500    2,970,031
                                                                                                             -----------
                                                                                                               9,412,531
                                                                                                             -----------
   Utilities 10.5%
(a)AES Corp. ...................................................................    United States   151,600    8,394,850
   CMS Energy Corp. ............................................................    United States   162,000    5,133,375
   Dominion Resources Inc. .....................................................    United States    62,681    4,199,627
   DTE Energy Co. ..............................................................    United States   130,000    5,061,875
   Exelon Corp. ................................................................    United States   135,000    9,478,343
(a)Montana Power Co. ...........................................................    United States   150,000    3,112,500
   Pinnacle West Capital Corp. .................................................    United States   101,200    4,819,650
(a)Southern Energy Inc. ........................................................    United States   183,700    5,201,006
                                                                                                             -----------
                                                                                                              45,401,226
                                                                                                             -----------
 Total Long Term Investments (Cost $359,366,875)                                                             416,020,270
                                                                                                             -----------

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT
                                                                                                  ---------
(f)Repurchase Agreement 6.2%
   Joint Repurchase Agreement, 6.047%, 1/02/01, (Maturity Value $26,626,536)
      (Cost $26,608,658) .......................................................    United States $26,608,658 26,608,658

    Barclays Capital Inc. (Maturity Value $2,614,754)
    Bear, Stearns & Co. Inc. (Maturity Value $1,494,300)
    BNP Paribas Corp. (Maturity Value $2,614,754)
    Chase Securities Inc. (Maturity Value $2,614,754)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $2,614,754)
    Goldman, Sachs & Co. (Maturity Value $2,614,754)
    Greenwich Capital Markets Inc. (Maturity Value $2,614,754)
    Lehman Brothers Inc. (Maturity Value $2,346,604)
    Nesbitt Burns Securities Inc. (Maturity Value $2,614,754)
    SG Cowen Securities Corp. (Maturity Value $1,867,600)
    UBS Warburg LLC (Maturity Value $2,614,754)
    Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities ....
                                                                                                             -----------
 Total Investments (Cost $385,975,533) 102.4% .........................................................     442,628,928
 Other Assets, less Liabilities (2.4)% ................................................................     (10,163,832)
                                                                                                           -------------
 Net Assets 100.0% ....................................................................................    $432,465,096
                                                                                                           =============


(a)Non-income producing
(f)See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

                                                                             181
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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000

                                                                                                 PRINCIPAL
 Franklin Money Market Fund                                                                       AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------
   Bank Notes 3.4%
   Bank of America NA, 6.60% - 6.81%, 1/30/01 - 5/21/01 (Cost $10,000,000) ................    $10,000,000   $ 10,000,000
                                                                                                              -----------
   Certificates of Deposit 18.6%
   ABN Amro Bank NV, Chicago Branch, 6.36%, 12/06/01 ......................................     10,000,000     10,000,445
   Credit Agricole, New York Branch, 6.76% - 6.86%, 4/11/01 - 4/12/01 .....................     15,000,000     14,999,768
   Credit Communal de Belgique, New York Branch, 7.075% - 7.25%, 5/03/01 - 5/09/01 ........     10,000,000     10,000,407
   Deutsche Bank AG, New York Branch, 6.655%, 2/28/01 .....................................      5,000,000      5,000,081
   Dexia Bank, New York Branch, 7.105%, 6/18/01 ...........................................      5,000,000      4,999,858
   Toronto Dominion Bank, New York Branch, 6.505% - 7.16%, 1/31/01 - 6/08/01 ..............     10,000,000      9,999,993
                                                                                                              -----------
   Total Certificates of Deposit (Cost $55,000,552)                                                            55,000,552
                                                                                                              -----------
(e)Commercial Paper 60.6%
   Abbey National North America Corp., 6.50%, 1/19/01 .....................................      5,000,000      4,981,944
   American Express Credit Corp., 6.39% - 6.52%, 1/09/01 - 2/07/01 ........................     10,000,000      9,956,332
   Asset Securitization Cooperative Corp., 144A, 6.52% - 6.53%, 1/17/01 - 2/22/01 .........     11,000,000     10,926,082
   Associates Corp. of North America, 6.54%, 1/05/01 ......................................      5,000,000      4,994,550
   Bellsouth Telecommunications Inc., 6.28%, 2/21/01 - 2/23/01 ............................     10,000,000      9,905,800
   Chevron U.K. Investment PLC, 6.50%, 2/09/01 ............................................      5,000,000      4,962,986
   CIESCO LP, 6.50%, 1/12/01 - 1/16/01 ....................................................     10,000,000      9,972,917
   CocaCola Co., 6.48%, 2/01/01 - 2/02/01 .................................................     10,000,000      9,939,700
   Delaware Funding Corp., 144A, 6.43% - 6.54%, 1/24/01 - 2/20/01 .........................     10,314,000     10,244,404
   Dupont de Nemours & Co., 6.49%, 1/18/01 ................................................      5,000,000      4,982,874
   Gannett Co. Inc., 144A, 6.50%, 2/26/01 .................................................      5,000,000      4,947,639
   General Electric Capital Corp., 6.44% - 6.49%, 2/08/01 - 2/12/01 .......................     10,000,000      9,924,561
   Goldman Sachs Group Inc., 6.47%, 1/25/01 - 1/26/01 .....................................     10,000,000      9,952,374
   Merrill Lynch & Co. Inc., 6.53% - 6.55%, 1/11/01 - 1/23/01 .............................     10,000,000      9,967,316
   Morgan Stanley Dean Witter & Co., 6.58%, 1/29/01 - 1/30/01 .............................     10,000,000      9,944,252
   National Rural Utilities Cooperative Finance Corp., 6.32% - 6.50%, 1/22/01 - 3/07/01 ...     10,200,000     10,119,596
   Nestle Capital Corp., 6.48% - 6.51%, 1/04/01 - 1/08/01 .................................     10,000,000      9,987,379
   Province of Ontario, 6.26%, 3/19/01 ....................................................     10,000,000      9,862,628
   SBC Communications Inc., 144A, 6.52% - 6.53%, 1/03/01 - 1/10/01 ........................      9,018,000      9,006,367
   Toyota Motor Credit Corp., 144A, 6.18% - 6.38%, 2/06/01 - 3/09/01 ......................     10,000,000      9,907,103
   United Parcel Service of America Inc., 6.19%, 2/27/01 ..................................      5,000,000      4,949,276
                                                                                                              -----------
   Total Commercial Paper (Cost $179,436,080) .............................................                   179,436,080
                                                                                                              -----------
   Total Investments before Repurchase Agreement (Cost $244,436,632)                                          244,436,632
                                                                                                              -----------

(g)Repurchase Agreement 9.6%
   UBS Warburg LLC, 6.20%, 1/02/01 (Maturity Value $28,559,661) (Cost $28,540,000) ........     28,540,000     28,540,000
                                                                                                              -----------
   Collateralized by U.S. Treasury Notes

   Total Investments (Cost $272,976,632) 92.2% ............................................                   272,976,632
   Other Assets, less Liabilities 7.8% ....................................................                    23,212,489
                                                                                                              -----------
   Net Assets 100.0% ......................................................................                  $296,189,121
                                                                                                             ============

(e)Securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.
(g)See Note 1(c) regarding repurchase agreement.

                       See notes to financial statements.
182
Page
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000

 Franklin Natural Resources Securities Fund                                             COUNTRY     SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------------
 Common Stocks 95.4%
 Energy Minerals 37.7%
 Anadarko Petroleum Corp. ......................................................      United States   8,099 $   575,677
(a)Barrett Resources Corp. .....................................................      United States  23,500   1,335,094
(a)Basin Exploration Inc. ......................................................      United States  20,700     527,850
   Cabot Oil & Gas Corp., A ....................................................      United States  47,000   1,465,813
(a)Callon Petroleum Co. ........................................................      United States  27,000     450,563
(a)Chesapeake Energy Corp. .....................................................      United States 223,300   2,260,913
   Conoco Inc., B ..............................................................      United States  64,838   1,876,250
   Devon Energy Corp. ..........................................................      United States  24,654   1,503,154
   EOG Resources Inc. ..........................................................      United States  21,500   1,175,781
   Exxon Mobil Corp. ...........................................................      United States  18,600   1,617,038
(a)Gulf Indonesia Resources Ltd. ...............................................        Indonesia    41,000     381,813
   Murphy Oil Corp. ............................................................      United States   7,700     465,369
(a)Newfield Exploration Co. ....................................................      United States  17,800     844,388
(a)Petroleo Brasileiro SA-Petrobras, ADR .......................................         Brazil      40,600   1,025,150
   Shell Transport & Trading Co. PLC, N.Y. shs. ................................     United Kingdom  25,200   1,244,250
(a)Spinnaker Exploration Co. ...................................................      United States  12,500     531,250
(a)Swift Energy Co. ............................................................      United States  13,900     522,988
   Texaco Inc. .................................................................      United States   8,600     534,275
(a)Triton Energy Ltd. ..........................................................      United States  14,000     420,000
   Unocal Corp. ................................................................      United States  13,800     533,888
                                                                                                            -----------
                                                                                                             19,291,504
                                                                                                            -----------
   Industrial Services 29.4%
   Baker Hughes Inc. ...........................................................      United States  26,300   1,093,094
(a)Cal Dive International Inc. .................................................      United States  31,600     841,350
(a)Casella Waste Systems Inc., A ...............................................      United States  25,800     224,138
   Diamond Offshore Drilling Inc. ..............................................      United States  13,500     540,000
   Dynegy Inc. .................................................................      United States  15,000     840,938
   Enron Corp. .................................................................      United States  15,200   1,263,500
(a)Global Marine Inc. ..........................................................      United States  18,000     510,750
(a)Grey Wolf Inc. ..............................................................      United States 215,000   1,263,125
(a)Gulf Island Fabrication Inc. ................................................      United States  41,000     745,688
   Halliburton Co. .............................................................      United States   6,400     232,000
(a)Marine Drilling Cos. Inc. ...................................................      United States  20,000     535,000
(a)Parker Drilling Co. .........................................................      United States  50,000     253,125
(a)Superior Energy Services Inc. ...............................................      United States 112,000   1,288,000
   Transocean Sedco Forex Inc. .................................................      United States  25,200   1,159,200
(a)Trico Marine Services Inc. ..................................................      United States  58,500     903,094
(a)Universal Compression Holdings Inc. .........................................      United States  13,400     505,013
(a)Varco International Inc. ....................................................      United States  33,810     735,368
(a)Weatherford International Inc. ..............................................      United States  33,400   1,578,150
   Williams Cos. Inc. ..........................................................      United States  13,800     551,138
                                                                                                            -----------
                                                                                                             15,062,671
                                                                                                            -----------
   Non-Energy Minerals 9.8%
   Alcoa Inc. ..................................................................      United States  20,400     683,400
   Barrick Gold Corp. ..........................................................         Canada      28,195     461,834
   De Beers Consolidated Mines AG, ADR .........................................      South Africa   23,450     627,288
   Franco-Nevada Mining Corp. Ltd. .............................................         Canada      37,400     425,792
(a)Freeport-McMoRan Copper & Gold Inc., A ......................................      United States  13,718     113,174
   Ispat International NV, A, N.Y. shs. ........................................       Netherlands  107,800     242,550
   Newmont Mining Corp. ........................................................      United States  12,455     212,513
(a)NS Group Inc. ...............................................................      United States  40,000     378,000
   Pohang Iron & Steel Co. Ltd., ADR ...........................................      Korea (South)  49,100     764,119
   Rio Tinto PLC ...............................................................     United Kingdom  20,929     365,788
(a)Stillwater Mining Co. .......................................................      United States  18,550     729,943
                                                                                                            -----------
                                                                                                              5,004,401
                                                                                                            -----------

                                                                             183

Page
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000

 Franklin Natural Resources Securities Fund                                             COUNTRY     SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------------
 Common Stocks (cont.)
 Process Industries 15.2%
   Abitibi-Consolidated Inc ....................................................         Canada       51,500   $ 473,156
(a)Asia Pulp & Paper Co. Ltd., ADR .............................................        Indonesia     82,000      41,000
   Bowater Inc. ................................................................      United States   19,200   1,082,400
(a)China Petroleum & Chem- ADR .................................................          China       30,100     459,025
   Eastman Chemical Co. ........................................................      United States    7,200     351,000
   Georgia-Pacific Corp. .......................................................      United States   36,800   1,145,400
   Nova Chemicals Corp. ........................................................          Canada      17,500     329,219
(a)Packaging Corp. of America ..................................................      United States   35,100     565,988
   Potash Corp. of Saskatchewan Inc. ...........................................          Canada       8,400     657,825
   Praxair Inc. ................................................................      United States   11,500     510,313
(a)Smurfit-Stone Container Corp. ...............................................      United States   27,100     404,806
   Union Carbide Corp. .........................................................      United States   13,300     715,695
   Weyerhaeuser Co. ............................................................      United States   20,000   1,015,000
                                                                                                              -----------
                                                                                                               7,750,827
                                                                                                              -----------

(a)Producer Manufacturing 2.2%
   Beacon Power Corp. ..........................................................      United States   59,000     590,000
   Hydrogenics Corp. ...........................................................          Canada       8,100      35,438
   Westport Innovations Inc. ...................................................          Canada      59,000     489,048
                                                                                                              -----------
                                                                                                               1,114,486
                                                                                                              -----------

(a)Utilities 1.1%
   Southern Energy Inc. ........................................................      United States   14,800     419,025
   Stuart Energy Systems Corp. .................................................          Canada      24,200     153,063
   TNPC Inc. ...................................................................      United States      800       7,850
                                                                                                              -----------
                                                                                                                 579,938
                                                                                                              -----------
   Total Common Stocks (Cost $39,616,993) ......................................                              48,803,827
                                                                                                              -----------
   Convertible Preferred Stocks 4.0%
   Finance 2.3%
   IMC Global/Merrill Lynch, 6.25%, cvt. pfd., IGL .............................      United States   78,000   1,199,250
                                                                                                              -----------
   Industrial Services 1.7%
   Enron Corp., 7.00%, cvt. pfd. ...............................................      United States   17,500     843,281
                                                                                                              -----------
   Total Convertible Preferred Stocks (Cost $1,507,927) ........................                               2,042,531
                                                                                                              -----------
   Total Long Term Investments (Cost $41,124,920) ..............................                              50,846,358
                                                                                                              -----------



                                                                                                   PRINCIPAL
                                                                                                    AMOUNT
                                                                                                    ------

(f)Repurchase Agreement 1.6%
   Joint Repurchase Agreement, 6.047%, 1/02/01, (Maturity Value $823,973)
     (Cost $823,420) ....... ...................................................                   $823,420     823,420
    Barclays Capital Inc. (Maturity Value $80,914)
    Bear, Stearns & Co. Inc. (Maturity Value $46,242)
    BNP Paribas Corp. (Maturity Value $80,914)
    Chase Securities Inc. (Maturity Value $80,914)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $80,914)
    Goldman Sachs & Co. (Maturity Value $80,914)
    Greenwich Capital Markets Inc. (Maturity Value $80,914)
    Lehman Brothers Inc. (Maturity Value $72,624)
    Nesbitt Burns Securities Inc. (Maturity Value $80,914)
    SG Cowen Securities Corp. (Maturity Value $57,795)
    UBS Warburg LLC (Maturity Value $80,914)
       Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S.
        Government Agency Securities
 ...............................................................................                             -----------
   Total Investments (Cost $41,948,340) 101.0% .................................                              51,669,778
   Other Assets, less Liabilities (1.0)% .......................................                                (501,172)
                                                                                                             -----------
   Net Assets 100.0% ...........................................................                             $51,168,606
                                                                                                             ===========

(a)Non-income producing
(f)See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.


184
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000

 Franklin Real Estate Fund                                                                           SHARES       VALUE
---------------------------------------------------------------------------------------------------------------------------
 Common Stocks 92.9%
 Equity REIT - Apartments 15.0%
   Apartment Investment & Management Co., A ....................................                     175,000  $ 8,739,063
   Archstone Communities Trust .................................................                     137,035    3,528,651
   Avalonbay Communities Inc. ..................................................                      70,000    3,508,750
   Charles E. Smith Residential Realty Inc. ....................................                      44,000    2,068,000
   Equity Residential Properties Trust .........................................                     157,500    8,711,719
                                                                                                               ----------
                                                                                                               26,556,183
                                                                                                               ----------

   Equity REIT - Diversified Property Type 17.2%
   Duke-Weeks Realty Corp. .....................................................                     195,000    4,801,875
   Glenborough Realty Trust Inc. ...............................................                     398,700    6,927,413
   iStar Financial Inc. ........................................................                     240,000    4,725,000
   Liberty Property Trust ......................................................                     195,000    5,569,688
(a)Pinnacle Holdings Inc. ......................................................                     140,000    1,268,750
   Reckson Associates Realty Corp., B ..........................................                     149,000    4,050,938
   Vornado Realty Trust ........................................................                      78,300    2,999,869
                                                                                                               ----------
                                                                                                               30,343,533
                                                                                                               ----------

   Equity REIT - Hotels 2.9%
   MeriStar Hospitality Corp. ..................................................                     259,000    5,099,063
                                                                                                               ----------
   Equity REIT - Industrial 7.8%
   Cabot Industrial Trust ......................................................                      82,900    1,590,644
   Prologis Trust ..............................................................                     333,800    7,427,050
   PS Business Parks Inc. ......................................................                     175,000    4,865,000
                                                                                                               ----------
                                                                                                               13,882,694
                                                                                                               ----------

   Equity REIT - Office 20.7%
   Alexandria Real Estate Equities Inc. ........................................                     128,400    4,774,875
   Arden Realty Inc. ...........................................................                     104,600    2,628,075
   Brandywine Realty Trust .....................................................                     297,700    6,158,669
   CarrAmerica Realty Corp. ....................................................                     152,200    4,765,763
   Equity Office Properties Trust ..............................................                     335,008   10,929,635
   Highwoods Properties Inc. ...................................................                     132,000    3,283,500
   SL Green Realty Corp. .......................................................                      58,400    1,635,200
   Spieker Properties Inc. .....................................................                      50,000    2,506,250
                                                                                                               ----------
                                                                                                               36,681,967
                                                                                                               ----------

   Equity REIT - Retail - Community Centers 1.2%
   Kimco Realty Corp. ..........................................................                      48,000    2,121,000
                                                                                                               ----------
   Equity REIT - Retail - Regional Malls 9.3%
   CBL & Associates Properties Inc. ............................................                      46,000    1,164,375
   Chelsea Property Group Inc. .................................................                      35,000    1,290,625
   General Growth Properties Inc. ..............................................                     135,000    4,885,313
   Glimcher Realty Trust .......................................................                     217,800    2,722,500
   The Macerich Co. ............................................................                     103,000    1,976,313
   Simon Property Group Inc. ...................................................                     184,000    4,416,000
                                                                                                               ----------
                                                                                                               16,455,126
                                                                                                               ----------

   Equity REIT - Storage 2.9%
   Public Storage Inc. .........................................................                     211,600    5,144,525
                                                                                                               ----------
(a)Diversified Operations 2.4%
   Cendant Corp. ...............................................................                     452,500    4,355,313
                                                                                                               ----------

(a)Diversified Property Type 8.1%
   Security Capital Group Inc., B ..............................................                     450,200    9,032,132
   Security Capital U.S. Realty (Luxembourg) ...................................                     232,300    5,255,788
                                                                                                               ----------
                                                                                                               14,287,920
                                                                                                               ----------

   Hotels 5.4%
   Bass PLC (United Kingdom) ...................................................                     210,000    2,277,460
(a)Candlewood Hotel Co. Inc. ...................................................                     350,000      875,000


                                                                             185
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)

 Franklin Real Estate Fund                                                                                  SHARES       VALUE
----------------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Hotels (cont.)
(a)MeriStar Hotels & Resorts Inc. ....................................................................      170,000 $    446,250
   Starwood Hotels & Resorts Worldwide Inc. ..........................................................      169,000    5,957,250
                                                                                                                    ------------
                                                                                                                       9,555,960
                                                                                                                    ------------
 Total Long Term Investments (Cost $127,135,925) .....................................................               164,483,284
                                                                                                                    ------------

                                                                                                         PRINCIPAL
                                                                                                          AMOUNT
                                                                                                          ------

(f)Repurchase Agreement 6.6%
   Joint Repurchase Agreement, 6.047%, 1/02/01 (Maturity Value $11,598,586) (Cost $11,590,798) .......  $11,590,798   11,590,798
     Barclays Capital Inc. (Maturity Value $1,138,981)
     Bear, Stearns & Co. Inc. (Maturity Value $651,030)
     BNP Paribas Corp. (Maturity Value $1,138,981)
     Chase Securities Inc. (Maturity Value $1,138,981)
     Dresdner Kleinwort Benson, North America LLC (Maturity Value $1,138,981)
     Goldman, Sachs & Co. (Maturity Value $1,138,981)
     Greenwich Capital Markets Inc. (Maturity Value $1,138,981)
     Lehman Brothers Inc. (Maturity Value $1,022,183)
     Nesbitt Burns Securities Inc. (Maturity Value $1,138,981)
     SG Cowen Securities Corp. (Maturity Value $813,525)
     UBS Warburg LLC (Maturity Value $1,138,981)
       Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
                                                                                                                   ------------
 Total Investments (Cost $138,726,723) 99.5% ..........................................................             176,074,082
 Other Assets, less Liabilities .5% ...................................................................                 871,847
                                                                                                                   ------------
 Net Assets 100.0% ....................................................................................            $176,945,929
                                                                                                                   ============


(a)Non-income producing
(f)See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

186
Page
   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Statement of Investments, December 31, 2000


   Franklin Rising Dividends Securities Fund                                                         SHARES       VALUE
   ----------------------------------------------------------------------------------------------------------------------
   Common Stocks 96.5%
   Commercial Services .9%
   Wallace Computer Services Inc. ................................................................   199,000  $ 3,383,000
                                                                                                              -----------
   Consumer Durables 4.3%
   Leggett & Platt Inc. ..........................................................................   641,500   12,148,406
   Newell Rubbermaid Inc. ........................................................................   157,300    3,578,575
                                                                                                              -----------
                                                                                                               15,726,981
                                                                                                              -----------
   Consumer Non-Durables 11.0%
   Alberto-Culver Co., A .........................................................................   438,100   15,963,269
   Block Drug Co. Inc., A ........................................................................   173,885    9,161,566
   DIMON Inc. ....................................................................................   550,600    3,028,300
   Philip Morris Cos. Inc. .......................................................................    93,000    4,092,000
   Universal Corp. ...............................................................................   232,800    8,148,000
                                                                                                              -----------
                                                                                                               40,393,135
                                                                                                              -----------
   Electronic Technology 5.8%
   Cohu Inc. .....................................................................................   689,000    9,602,938
   Diebold Inc. ..................................................................................   340,900   11,377,538
                                                                                                              -----------
                                                                                                               20,980,476
                                                                                                              -----------
   Energy Minerals 1.7%
   Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) ............................................   102,300    6,195,544
                                                                                                              -----------
   Finance 17.8%
   Fannie Mae ....................................................................................    55,200    4,788,600
   Mercantile Bankshares Corp. ...................................................................   197,525    8,530,611
   National Commerce Bancorp. ....................................................................   564,200   13,963,950
   State Street Corp. ............................................................................    45,200    5,614,292
   Trustco Bank Corp. NY .........................................................................   285,729    3,482,322
   U.S. Bancorp. .................................................................................   258,300    7,539,131
   Washington Mutual Inc. ........................................................................   299,900   15,913,444
   Wilmington Trust Corp. ........................................................................    80,500    4,996,031
                                                                                                              -----------
                                                                                                               64,828,381
                                                                                                              -----------
   Health Technology 9.2%
   Becton, Dickinson & Co. .......................................................................    99,300    3,438,263
   Pall Corp. ....................................................................................   552,100   11,766,631
   Superior Uniform Group Inc. ...................................................................   265,800    2,159,625
   West Pharmaceutical Services Inc. .............................................................   651,800   16,009,838
                                                                                                              -----------
                                                                                                               33,374,357
                                                                                                              -----------
   Insurance 5.0%
   American International Group Inc. .............................................................    57,855    5,702,333
   Harleysville Group Inc. .......................................................................    10,800      315,900
   Mercury General Corp. .........................................................................    87,200    3,825,900
   RLI Corp. .....................................................................................   185,656    8,296,503
                                                                                                              -----------
                                                                                                               18,140,636
                                                                                                              -----------
   Non-Energy Minerals 1.6%
   Nucor Corp. ...................................................................................   146,800    5,826,125
                                                                                                              -----------
   Process Industries 8.6%
   Bemis Co. Inc. ................................................................................   297,600    9,988,200
   Brady Corp., A ................................................................................   134,400    4,544,400
   Donaldson Co. Inc. ............................................................................    84,900    2,361,281
   Myers Industries Inc. .........................................................................   576,744    8,362,788
   PolyOne Corp. .................................................................................   197,200    1,158,550
   Sherwin-Williams Co. ..........................................................................   183,900    4,838,869
                                                                                                              -----------
                                                                                                               31,254,088
                                                                                                              -----------

                                                                             187
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   Statement of Investments, December 31, 2000 (cont.)


   Franklin Rising Dividends Securities Fund                                                         SHARES       VALUE
   ----------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Producer Manufacturing 17.8%
   Baldor Electric Co. ...........................................................................   380,333  $ 8,034,535
   CIRCOR International Inc. .....................................................................   255,650    2,556,500
   Dover Corp. ...................................................................................   264,100   10,712,556
   Graco Inc. ....................................................................................   200,300    8,287,413
   Kaydon Corp. ..................................................................................   335,900    8,355,513
   Kimball International Inc., B .................................................................   128,900    1,869,050
   Lancaster Colony Corp. ........................................................................   204,800    5,747,200
   Superior Industries International Inc. ........................................................   168,400    5,315,125
   Teleflex Inc. .................................................................................   319,900   14,135,581
                                                                                                             ------------
                                                                                                               65,013,473
                                                                                                             ------------
   Retail Trade 9.0%
   Family Dollar Stores Inc. .....................................................................   987,000   21,158,813
   The Limited Inc. ..............................................................................   544,046    9,282,785
   Schultz Sav-O Stores Inc. .....................................................................   227,700    2,447,775
                                                                                                             ------------
                                                                                                               32,889,373
                                                                                                             ------------
   Technology Services 3.8%
   Reynolds & Reynolds Co., A ....................................................................   685,500   13,881,372
                                                                                                             ------------
   Total Long Term Investments (Cost $271,906,795)................................................            351,886,941
                                                                                                             ------------
(b)Short Term Investments 3.3%
   Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $12,014,152) ..............12,014,152   12,014,152
                                                                                                             ------------
   Total Investments (Cost $283,920,947) 99.8%....................................................            363,901,093
   Other Assets, less Liabilities .2% ............................................................                624,257
                                                                                                             ------------
   Net Assets 100.0%..............................................................................           $364,525,350
                                                                                                             ============

(b) See Note 3 regarding investments in the "Sweep Money Fund."

                       See notes to financial statements.
188
Page

   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Statement of Investments, December 31, 2000

   Franklin S&P 500 Index Fund                                                                       SHARES      VALUE
   ---------------------------------------------------------------------------------------------------------------------
   Common Stocks 95.8%
   Commercial Services .5%
(a)Convergys Corp. ...............................................................................        700  $   31,719
   Deluxe Corp. ..................................................................................        300       7,581
   Equifax Inc. ..................................................................................        600      17,213
   Interpublic Group of Cos. Inc. ................................................................      1,400      59,588
   The McGraw-Hill Cos. Inc. .....................................................................        900      52,763
   Moody's Corp. .................................................................................        700      17,981
   Omnicom Group Inc. ............................................................................        800      66,300
   R. R. Donnelley & Sons Co. ....................................................................        500      13,500
(a)Robert Half International Inc. ................................................................        800      21,200
(a)Sabre Holdings Corp., A .......................................................................        561      24,193
                                                                                                             ------------
                                                                                                                  312,038
                                                                                                             ------------
   Communications 5.2%
   Alltel Corp. ..................................................................................      1,400      87,413
   AT&T Corp. ....................................................................................     17,015     294,572
   BellSouth Corp. ...............................................................................      8,451     345,963
   Centurytel Inc. ...............................................................................        600      21,450
(a)Global Crossing Ltd. (Bermuda) ................................................................      4,021      57,551
(a)Nextel Communications Inc., A .................................................................      3,400      84,150
(a)Qwest Communications International Inc. .......................................................      7,474     306,434
   SBC Communications Inc. .......................................................................     15,283     729,763
   Sprint Corp. (FON Group) ......................................................................      4,016      81,575
(a)Sprint Corp. (PCS Group) ......................................................................      4,200      85,838
   Verizon Communications ........................................................................     12,177     610,372
(a)Worldcom Inc. .................................................................................     13,117     184,458
                                                                                                             ------------
                                                                                                                2,889,539
                                                                                                             ------------
   Consumer Durables 1.2%
   The Black & Decker Corp. ......................................................................        400      15,700
   Briggs & Stratton Corp. .......................................................................        100       4,438
   Brunswick Corp. ...............................................................................        300       4,931
   Centex Corp. ..................................................................................        300      11,269
   Cooper Tire & Rubber Co. ......................................................................        400       4,250
   Eastman Kodak Co. .............................................................................      1,400      55,125
   Ford Motor Co. ................................................................................      8,373     196,242
   Fortune Brands Inc. ...........................................................................        700      21,000
   General Motors Corp. ..........................................................................      2,548     129,789
   Goodyear Tire & Rubber Co. ....................................................................        600      13,794
   Harley-Davidson Inc. ..........................................................................      1,400      55,650
   Hasbro Inc. ...................................................................................        700       7,438
   Kaufman & Broad Home Corp. ....................................................................        200       6,738
   Leggett & Platt Inc. ..........................................................................        800      15,150
   Mattel Inc. ...................................................................................      2,000      28,880
   Maytag Corp. ..................................................................................        400      12,925
   Newell Rubbermaid Inc. ........................................................................      1,100      25,025
   Pulte Corp. ...................................................................................        200       8,438
   Snap-on Inc. ..................................................................................        200       5,575
   Stanley Works .................................................................................        400      12,475
   Tupperware Corp. ..............................................................................        300       6,131
   Whirlpool Corp. ...............................................................................        300      14,306
                                                                                                             ------------
                                                                                                                  655,269
                                                                                                             ------------
   Consumer Non-Durables 6.6%
   Adolph Coors Co., B ...........................................................................        200      16,063
   Alberto-Culver Co., B .........................................................................        200       8,563
   American Greetings Corp., A ...................................................................        300       2,831
   Anheuser-Busch Cos. Inc. ......................................................................      4,100     186,550
   Avon Products Inc. ............................................................................      1,100      52,663
   Brown-Forman Corp., B .........................................................................        300      19,950
   Campbell Soup Co. .............................................................................      1,949      67,484

                                                                             189
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   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Statement of Investments, December 31, 2000 (cont.)

   Franklin S&P 500 Index Fund                                                                       SHARES      VALUE
   ---------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Consumer Non-Durables (cont.)
   Clorox Co. ....................................................................................      1,000    $ 35,500
   Coca-Cola Co. .................................................................................     11,185     681,586
   Coca-Cola Enterprises Inc. ....................................................................      1,800      34,200
   Colgate-Palmolive Co. .........................................................................      2,600     167,830
   ConAgra Foods Inc. ............................................................................      2,400      62,400
   General Mills Inc. ............................................................................      1,300      57,931
   Gillette Co. ..................................................................................      4,716     170,366
   H.J. Heinz Co. ................................................................................      1,600      75,900
   Hershey Foods Corp. ...........................................................................        600      38,625
   International Flavors & Fragrances Inc. .......................................................        400       8,125
   Kellogg Co. ...................................................................................      1,900      49,875
   Kimberly-Clark Corp. ..........................................................................      2,416     170,787
   Liz Claiborne Inc. ............................................................................        200       8,325
   Nike Inc., B ..................................................................................      1,200      66,975
   PepsiCo Inc. ..................................................................................      6,501     322,206
   Philip Morris Cos. Inc. .......................................................................     10,046     442,024
   Procter & Gamble Co. ..........................................................................      5,900     462,781
   Quaker Oats Co. ...............................................................................        600      58,425
   Ralston-Ralston Purina Group ..................................................................      1,300      33,963
(a)Reebok International Ltd. .....................................................................        300       8,202
   Sara Lee Corp. ................................................................................      3,745      91,987
   Unilever NV, N.Y. shs., ADR (Netherlands) .....................................................      2,600     163,638
   UST Inc. ......................................................................................        800      22,450
   V. F. Corp. ...................................................................................        500      18,120
   Wm. Wrigley Jr. Co. ...........................................................................        500      47,906
                                                                                                             ------------
                                                                                                                3,654,231
                                                                                                             ------------
   Consumer Services 3.5%
   Carnival Corp. ................................................................................      2,624      80,852
(a)Cendant Corp. .................................................................................      3,100      29,838
(a)Clear Channel Communications Inc. .............................................................      2,600     125,938
(a)Comcast Corp., A ..............................................................................      4,058     169,422
   Darden Restaurants Inc. .......................................................................        600      13,725
   Dow Jones & Co. Inc. ..........................................................................        400      22,650
   Gannett Co. Inc. ..............................................................................      1,201      75,738
   H & R Block Inc. ..............................................................................        400      16,550
   Harcourt General Inc. .........................................................................        300      17,160
(a)Harrah's Entertainment Inc. ...................................................................        500      13,188
   Hilton Hotels Corp. ...........................................................................      1,500      15,750
   Knight-Ridder Inc. ............................................................................        300      17,063
   Marriott International Inc., A ................................................................      1,100      46,475
   McDonald's Corp. ..............................................................................      5,905     200,770
   Meredith Corp. ................................................................................        200       6,438
   The New York Times Co., A .....................................................................        700      28,044
(a)Starbucks Corp. ...............................................................................        800      35,400
   Starwood Hotels & Resorts Worldwide Inc. ......................................................        900      31,725
   Time Warner Inc. ..............................................................................      5,990     312,918
   Tribune Co. ...................................................................................      1,380      58,305
(a)Tricon Global Restaurants Inc. ................................................................        600      19,800
(a)Viacom Inc., B ................................................................................      6,847     320,097
   Walt Disney Co. ...............................................................................      9,459     273,720
   Wendy's International Inc. ....................................................................        600      15,750
                                                                                                             ------------
                                                                                                                1,947,316
                                                                                                             ------------
   Distribution Services .5%
   Cardinal Health Inc. ..........................................................................      1,300     129,513
   Genuine Parts Co. .............................................................................        800      20,950
   McKesson HBOC Inc. ............................................................................      1,300      46,657
   SUPERVALU Inc. ................................................................................        500       6,938

190
Page
   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Statement of Investments, December 31, 2000 (cont.)

   Franklin S&P 500 Index Fund                                                                       SHARES      VALUE
   ---------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Distribution Services (cont.)
   SYSCO Corp. ...................................................................................      3,000    $ 90,000
   W.W. Grainger Inc. ............................................................................        400      14,600
                                                                                                             ------------
                                                                                                                  308,658
                                                                                                             ------------
   Electronic Technology 16.0%
(a)Adaptec Inc. ..................................................................................        500       5,125
(a)ADC Telecommunications Inc. ...................................................................      3,500      63,438
(a)Advanced Micro Devices Inc. ...................................................................      1,300      17,956
(a)Agilent Technologies Inc. .....................................................................      2,012     110,157
(a)Altera Corp. ..................................................................................      1,700      44,731
(a)Analog Devices Inc. ...........................................................................      1,600      81,900
(a)Andrew Corp. ..................................................................................        400       8,700
(a)Apple Computer Inc. ...........................................................................      1,400      20,825
(a)Applied Materials Inc. ........................................................................      3,700     141,294
(a)Applied Micro Circuits Corp. ..................................................................      1,300      97,561
(a)Avaya Inc. ....................................................................................      1,194      12,313
   B.F. Goodrich Co. .............................................................................        400      14,550
   Boeing Co. ....................................................................................      4,020     265,320
(a)Broadcom Corp., A .............................................................................      1,058      88,872
(a)Cabletron Systems Inc. ........................................................................        800      12,050
(a)Cisco Systems Inc. ............................................................................     32,518   1,243,814
   Compaq Computer Corp. .........................................................................      7,587     114,184
(a)Comverse Technology Inc. ......................................................................        800      86,900
(a)Conexant Systems Inc. .........................................................................      1,000      15,375
   Corning Inc. ..................................................................................      4,198     221,707
(a)Dell Computer Corp. ...........................................................................     11,762     205,100
(a)EMC Corp. .....................................................................................      9,920     659,680
(a)Gateway Inc. ..................................................................................      1,400      25,186
   General Dynamics Corp. ........................................................................        900      70,200
   Hewlett-Packard Co. ...........................................................................      8,926     281,727
   Intel Corp. ...................................................................................     30,362     912,758
   International Business Machines Corp. .........................................................      7,960     676,600
(a)JDS Uniphase Corp. ............................................................................      4,300     179,256
(a)KLA-Tencor Corp. ..............................................................................        800      26,950
(a)Lexmark International Inc. ....................................................................        600      26,588
   Linear Technology Corp. .......................................................................      1,400      64,750
   Lockheed Martin Corp. .........................................................................      1,900      64,505
(a)LSI Logic Corp. ...............................................................................      1,400      23,926
   Lucent Technologies Inc. ......................................................................     15,138     204,363
(a)Maxim Integrated Products Inc. ................................................................      1,300      62,156
(a)Micron Technology Inc. ........................................................................      2,500      88,750
   Motorola Inc. .................................................................................      9,938     201,245
(a)National Semiconductor Corp. ..................................................................        800      16,100
(a)NCR Corp. .....................................................................................        400      19,650
(a)Network Appliance Inc. ........................................................................      1,400      89,863
   Nortel Networks Corp. .........................................................................     13,968     447,849
   Northrop Grumman Corp. ........................................................................        300      24,900
(a)Novellus Systems Inc. .........................................................................        600      21,563
(a)Palm Inc. .....................................................................................      2,576      72,933
   PerkinElmer Inc. ..............................................................................        200      21,000
(a)QLogic Corp. ..................................................................................        400      30,800
(a)QUALCOMM Inc. .................................................................................      3,400     279,438
   Raytheon Co., B ...............................................................................      1,600      49,700
   Rockwell International Corp. ..................................................................        800      38,100
(a)Sanmina Corp. .................................................................................        736      56,396
   Scientific-Atlanta Inc. .......................................................................        700      22,794
(a)Solectron Corp. ...............................................................................      2,900      98,310
(a)Sun Microsystems Inc. .........................................................................     14,534     405,135
   Symbol Technologies Inc. ......................................................................        600      21,600

                                                                             191
Page
   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Statement of Investments, December 31, 2000 (cont.)

   Franklin S&P 500 Index Fund                                                                       SHARES      VALUE
   ---------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Electronic Technology (cont.)
(a)Tektronix Inc. ................................................................................        400  $   13,475
(a)Tellabs Inc. ..................................................................................      1,900     107,350
(a)Teradyne Inc. .................................................................................        800      29,800
(a)Texas Instruments Inc. ........................................................................      7,848     371,799
   Textron Inc. ..................................................................................        600      27,900
(a)Vitesse Semiconductor Corp. ...................................................................        800      44,250
   Xerox Corp. ...................................................................................      2,816      13,024
(a)Xilinx Inc. ...................................................................................      1,500      69,188
                                                                                                             ------------
                                                                                                                8,833,429
                                                                                                             ------------
   Energy Minerals 5.4%
   Amerada Hess Corp. ............................................................................        400      29,225
   Anadarko Petroleum Corp. ......................................................................      1,100      78,188
   Apache Corp. ..................................................................................        600      42,038
   Ashland Inc. ..................................................................................        300      10,767
   Burlington Resources Inc. .....................................................................      1,000      50,500
   Chevron Corp. .................................................................................      2,900     244,869
   Conoco Inc., B ................................................................................      2,838      82,125
   Devon Energy Corp. ............................................................................        600      36,582
   EOG Resources Inc. ............................................................................        500      27,344
   Exxon Mobil Corp. .............................................................................     15,751   1,369,353
   Kerr-McGee Corp. ..............................................................................        400      26,775
   Occidental Petroleum Corp. ....................................................................      1,700      41,225
   Phillips Petroleum Co. ........................................................................      1,145      65,122
   Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) ............................................      9,725     588,970
   Sunoco Inc. ...................................................................................        400      13,475
   Texaco Inc. ...................................................................................      2,500     155,313
   Tosco Corp. ...................................................................................        600      20,363
   Unocal Corp. ..................................................................................      1,100      42,556
   USX-Marathon Group Inc. .......................................................................      1,500      41,625
                                                                                                             ------------
                                                                                                                2,966,415
                                                                                                             ------------
   Finance 16.6%
   AFLAC Inc. ....................................................................................      1,200      86,625
   Allstate Corp. ................................................................................      3,275     142,667
   Ambac Financial Group Inc. ....................................................................        450      26,241
   American Express Co. ..........................................................................      6,023     330,889
   American General Corp. ........................................................................      1,200      97,800
   American International Group Inc. .............................................................     10,545   1,039,342
   AmSouth Bancorporation ........................................................................      1,600      24,400
   AON Corp. .....................................................................................      1,100      37,675
   Bank of America Corp. .........................................................................      7,316     335,622
   Bank of New York Co. Inc. .....................................................................      3,382     186,644
   Bank One Corp. ................................................................................      5,182     189,791
   BB&T Corp. ....................................................................................      1,800      67,163
   Bear, Stearns & Co. Inc. ......................................................................        500      25,344
   Capital One Financial Corp. ...................................................................        900      59,231
   Charles Schwab Corp. ..........................................................................      6,328     179,557
   Charter One Financial Inc. ....................................................................        945      27,287
   Chase Manhattan Corp. .........................................................................      5,900     268,081
   Chubb Corp. ...................................................................................        800      69,200
   Cincinnati Financial Corp. ....................................................................        700      27,694
   CIT Group Inc., A .............................................................................      1,100      22,138
   Citigroup Inc. ................................................................................     22,696   1,158,915
   Comerica Inc. .................................................................................        700      41,563
   Conseco Inc. ..................................................................................      1,400      18,463
   Countrywide Credit Industries Inc. ............................................................        500      25,125
   Fannie Mae ....................................................................................      4,609     399,831
   Fifth Third Bancorp ...........................................................................      2,050     122,488

192
Page
   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Statement of Investments, December 31, 2000 (cont.)

   Franklin S&P 500 Index Fund                                                                       SHARES      VALUE
   ---------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Finance (cont.)
   First Union Corp. .............................................................................      4,487   $ 124,795
   Firstar Corp. .................................................................................      4,371     101,626
   Fleet Boston Financial Corp. ..................................................................      4,119     154,720
   Franklin Resources Inc. .......................................................................      1,100      41,910
   Freddie Mac ...................................................................................      3,123     215,097
   Golden West Financial Corp. ...................................................................        700      47,250
   Hartford Financial Services Group Inc. ........................................................      1,000      70,625
   Household International Inc. ..................................................................      2,133     117,315
   Huntington Bancshares Inc. ....................................................................      1,080      17,483
   Jefferson-Pilot Corp. .........................................................................        500      37,375
   J.P. Morgan & Co. Inc. ........................................................................        700     115,850
   KeyCorp .......................................................................................      2,000      56,000
   Lehman Brothers Holdings Inc. .................................................................      1,100      74,388
   Lincoln National Corp. ........................................................................        900      42,581
   Loews Corp. ...................................................................................        500      51,781
   Marsh & McLennan Cos. Inc. ....................................................................      1,240     145,080
   MBIA Inc. .....................................................................................        500      37,063
   MBNA Corp. ....................................................................................      3,868     142,874
   Mellon Financial Corp. ........................................................................      2,257     111,016
   Merrill Lynch & Co. Inc. ......................................................................      3,700     252,294
   MetLife Inc. ..................................................................................      3,500     122,500
   MGIC Investment Corp. .........................................................................        500      33,719
   Morgan Stanley Dean Witter & Co. ..............................................................      5,092     403,541
   National City Corp. ...........................................................................      2,749      79,034
   Northern Trust Corp. ..........................................................................      1,000      81,563
   Old Kent Financial Corp. ......................................................................        625      27,344
   PNC Financial Services Group ..................................................................      1,300      94,981
   The Progressive Corp. .........................................................................        400      41,450
   Providian Financial Corp. .....................................................................      1,300      74,750
   Regions Financial Corp. .......................................................................      1,100      30,044
   Ryder Systems Inc. ............................................................................        200       3,325
   SAFECO Corp. ..................................................................................        600      19,725
   Southtrust Corp. ..............................................................................        700      28,481
   St. Paul Cos. Inc. ............................................................................      1,000      54,313
   State Street Corp. ............................................................................        700      86,947
   Stilwell Financial Inc. .......................................................................      1,000      39,438
   Summit Bancorp. ...............................................................................        800      30,550
   SunTrust Banks Inc. ...........................................................................      1,300      81,900
   Synovus Financial Corp. .......................................................................      1,200      32,325
   T Rowe Price Group Inc. .......................................................................        500      21,133
   Torchmark Corp. ...............................................................................        600      23,063
   U.S. Bancorp. .................................................................................      3,382      98,712
   Union Planters Corp. ..........................................................................        600      21,450
   Unumprovident Corp. ...........................................................................      1,000      26,875
   USA Education Inc. ............................................................................        800      54,400
   Wachovia Corp. ................................................................................        900      52,313
   Washington Mutual Inc. ........................................................................      2,470     131,064
   Wells Fargo & Co. .............................................................................      7,697     428,627
                                                                                                             ------------
                                                                                                                9,190,466
                                                                                                             ------------
   Health Services .9%
(a)Aetna Inc. ....................................................................................        600      24,638
   CIGNA Corp. ...................................................................................        700      92,610
   HCA-The Healthcare Co. ........................................................................      2,535     111,565
(a)HealthSouth Corp. .............................................................................      1,700      27,731
(a)Humana Inc. ...................................................................................        700      10,675
   IMS Health Inc. ...............................................................................      1,300      35,100
(a)Manor Care Inc. ...............................................................................        400       8,250
(a)Quintiles Transnational Corp. .................................................................        500      10,469

                                                                             193
Page
   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Statement of Investments, December 31, 2000 (cont.)

   Franklin S&P 500 Index Fund                                                                       SHARES      VALUE
   ---------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Health Services (cont.)
(a)Tenet Healthcare Corp. ........................................................................      1,400  $   62,213
   UnitedHealth Group Inc. .......................................................................      1,400      85,925
(a)Wellpoint Health Networks Inc. ................................................................        300      34,575
                                                                                                             ------------
                                                                                                                  503,751
                                                                                                             ------------
   Health Technology 12.6%
   Abbott Laboratories ...........................................................................      7,026     340,322
   Allergan Inc. .................................................................................        600      58,088
(a)ALZA Corp. ....................................................................................      1,100      46,750
   American Home Products Corp. ..................................................................      5,920     376,216
(a)Amgen Inc. ....................................................................................      4,700     300,506
   Applera Corp-Applied Biosystems Group .........................................................      1,000      94,063
   Bausch & Lomb Inc. ............................................................................        200       8,088
   Baxter International Inc. .....................................................................      1,300     114,806
   Becton, Dickinson & Co. .......................................................................      1,100      38,088
(a)Biogen Inc. ...................................................................................        700      42,044
   Biomet Inc. ...................................................................................        750      29,766
(a)Boston Scientific Corp. .......................................................................      1,800      24,638
   Bristol-Myers Squibb Co. ......................................................................      8,870     655,826
   C. R. Bard Inc. ...............................................................................        200       9,313
(a)Chiron Corp. ..................................................................................        900      40,050
   Eli Lilly & Co. ...............................................................................      5,151     479,365
(a)Forest Laboratories Inc. ......................................................................        400      53,150
(a)Guidant Corp. .................................................................................      1,400      75,513
   Johnson & Johnson .............................................................................      6,266     658,322
   King Pharmaceuticals Inc. .....................................................................        800      41,350
(a)MedImmune Inc. ................................................................................      1,000      47,688
   Medtronic Inc. ................................................................................      5,473     330,432
   Merck & Co. Inc. ..............................................................................     10,425     976,041
   Pall Corp. ....................................................................................        600      12,788
   Pfizer Inc. ...................................................................................     28,469   1,309,574
   Pharmacia Corp. ...............................................................................      5,793     353,373
   Schering-Plough Corp. .........................................................................      6,651     377,444
(a)St. Jude Medical Inc. .........................................................................        400      24,575
   Stryker Corp. .................................................................................        900      45,531
(a)Watson Pharmaceuticals Inc. ...................................................................        500      25,594
                                                                                                             ------------
                                                                                                                6,989,304
                                                                                                             ------------
   Industrial Services 2.1%
(a)Allied Waste Industries Inc. ..................................................................        900      13,106
   Baker Hughes Inc. .............................................................................      1,500      62,344
   Coastal Corp. .................................................................................      1,000      88,313
   Dynegy Inc. ...................................................................................      1,500      84,094
   El Paso Energy Corp. ..........................................................................      1,100      78,788
   Enron Corp. ...................................................................................      3,374     280,464
(a)Fluor Corp. ...................................................................................        300       9,919
   Halliburton Co. ...............................................................................      2,001      72,536
(a)Nabors Industries Inc. ........................................................................        700      41,405
(a)Rowan Cos. Inc. ...............................................................................        400      10,800
   Schlumberger Ltd. .............................................................................      2,600     207,838
   Transocean Sedco Forex Inc. ...................................................................        912      41,952
   Waste Management Inc. .........................................................................      2,800      77,700
   Williams Cos. Inc. ............................................................................      1,971      78,717
                                                                                                             ------------
                                                                                                                1,147,976
                                                                                                             ------------
   Non-Energy Minerals .7%
   Alcan Aluminum Ltd. (Canada) ..................................................................      1,500      51,281
   Alcoa Inc. ....................................................................................      3,924     131,454
   Allegheny Technologies Inc. ...................................................................        300       4,763
   Barrick Gold Corp. (Canada) ...................................................................      1,700      27,846

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   Statement of Investments, December 31, 2000 (cont.)

   Franklin S&P 500 Index Fund                                                                       SHARES      VALUE
   ---------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Non-Energy Minerals (cont.)
(a)Freeport-McMoRan Copper & Gold Inc., B ........................................................        600  $    5,138
(a)Homestake Mining Co. ..........................................................................      1,000       4,188
(a)Inco Ltd. (Canada) ............................................................................        700      11,732
   Louisiana-Pacific Corp. .......................................................................        400       4,050
   Newmont Mining Corp. ..........................................................................        700      11,944
   Nucor Corp. ...................................................................................        400      15,875
   Phelps Dodge Corp. ............................................................................        400      22,325
   Placer Dome Inc. (Canada) .....................................................................      1,400      13,475
   USX-U. S. Steel Group .........................................................................        300       5,400
   Vulcan Materials Co. ..........................................................................        500      23,938
   Weyerhaeuser Co. ..............................................................................      1,000      50,750
   Worthington Industries Inc. ...................................................................        400       3,225
                                                                                                             ------------
                                                                                                                  387,384
                                                                                                             ------------
   Process Industries 1.7%
   Air Products & Chemicals Inc. .................................................................      1,000      41,000
   Archer-Daniels-Midland Co. ....................................................................      2,920      43,800
   Ball Corp. ....................................................................................        200       9,213
   Bemis Co. Inc. ................................................................................        200       6,713
   Boise Cascade Corp. ...........................................................................        200       6,725
   Dow Chemical Co. ..............................................................................      3,000     109,875
   E. I. du Pont de Nemours and Co. ..............................................................      4,790     231,417
   Eastman Chemical Co. ..........................................................................        300      14,625
   Ecolab Inc. ...................................................................................        600      25,913
   Engelhard Corp. ...............................................................................        600      12,225
(a)FMC Corp. .....................................................................................        200      14,338
   Georgia-Pacific Corp. .........................................................................        937      29,164
   Great Lakes Chemical Corp. ....................................................................        200       7,438
   Hercules Inc. .................................................................................        400       7,625
   International Paper Co. .......................................................................      2,136      87,176
   The Mead Corp. ................................................................................        400      12,550
   Millipore Corp. ...............................................................................        200      12,600
(a)Pactiv Corp. ..................................................................................        700       8,663
   Potlatch Corp. ................................................................................        100       3,356
   PPG Industries Inc. ...........................................................................        783      36,263
   Praxair Inc. ..................................................................................        700      31,063
   Rohm & Haas Co. ...............................................................................      1,000      36,313
(a)Sealed Air Corp. ..............................................................................        400      12,200
   Sherwin-Williams Co. ..........................................................................        800      21,050
   Sigma-Aldrich Corp. ...........................................................................        400      15,725
   Temple-Inland Inc. ............................................................................        200      10,725
   Union Carbide Corp. ...........................................................................        600      32,288
   Westvaco Corp. ................................................................................        400      11,675
   Willamette Industries Inc. ....................................................................        500      23,469
                                                                                                             ------------
                                                                                                                  915,187
                                                                                                             ------------
   Producer Manufacturing 7.3%
(a)American Power Conversion Corp. ...............................................................        800       9,900
   Avery Dennison Corp. ..........................................................................        500      27,438
   Caterpillar Inc. ..............................................................................      1,566      74,091
   Cooper Industries Inc. ........................................................................        400      18,375
   Crane Co. .....................................................................................        300       8,531
   Cummins Engine Co. Inc. .......................................................................        200       7,588
   Dana Corp. ....................................................................................        700      10,719
   Danaher Corp. .................................................................................        700      47,863
   Deere & Co. ...................................................................................      1,100      50,394
   Delphi Automotive Systems Corp. ...............................................................      2,400      27,000
   Dover Corp. ...................................................................................        900      36,506
   Eaton Corp. ...................................................................................        300      22,556

                                                                             195
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   Statement of Investments, December 31, 2000 (cont.)

   Franklin S&P 500 Index Fund                                                                       SHARES      VALUE
   ---------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Producer Manufacturing (cont.)
   Emerson Electric Co. ..........................................................................      1,940   $ 152,896
   General Electric Co. ..........................................................................     44,819   2,148,511
   Honeywell International Inc. ..................................................................      3,625     171,508
   Illinois Tool Works Inc. ......................................................................      1,400      83,388
   Ingersoll-Rand Co. ............................................................................        700      29,313
   ITT Industries Inc. ...........................................................................        400      15,500
   Johnson Controls Inc. .........................................................................        400      20,800
   Masco Corp. ...................................................................................      2,000      51,375
   McDermott International Inc. ..................................................................        300       3,225
   Minnesota Mining & Manufacturing Co. ..........................................................      1,800     216,900
   Molex Inc. ....................................................................................        825      29,288
   National Service Industries Inc. ..............................................................        200       5,138
(a)Navistar International Corp. ..................................................................        200       5,238
   PACCAR Inc. ...................................................................................        300      14,775
   Parker Hannifin Corp. .........................................................................        500      22,063
   Pitney Bowes Inc. .............................................................................      1,100      36,438
(a)Power-One Inc. ................................................................................        300      11,794
(a)Thermo Electron Corp. .........................................................................        800      23,800
   Thomas & Betts Corp. ..........................................................................        200       3,238
   Timken Co. ....................................................................................        300       4,538
   TRW Inc. ......................................................................................        500      19,375
   Tyco International Ltd. (Bermuda) .............................................................      7,936     440,448
   United Technologies Corp. .....................................................................      2,141     168,336
   Visteon Corp. .................................................................................        634       7,291
                                                                                                             ------------
                                                                                                                4,026,137
                                                                                                             ------------
   Retail Trade 5.6%
   Albertson's Inc. ..............................................................................      1,815      48,098
(a)AutoZone Inc. .................................................................................        500      14,250
(a)Bed Bath & Beyond Inc. ........................................................................      1,200      26,850
(a)Best Buy Co. Inc. .............................................................................        900      26,606
   Circuit City Stores-Circuit City Group ........................................................        800       9,200
(a)Consolidated Stores Corp. .....................................................................        500       5,313
(a)Costco Wholesale Corp. ........................................................................      2,000      79,875
   CVS Corp. .....................................................................................      1,800     107,888
   Dillards Inc., A ..............................................................................        400       4,725
   Dollar General Corp. ..........................................................................      1,375      25,953
(a)Federated Department Stores Inc. ..............................................................        900      31,500
   GAP Inc. ......................................................................................      3,839      97,895
   Home Depot Inc. ...............................................................................     10,494     479,445
   J.C. Penney Co. Inc. ..........................................................................      1,000      10,875
(a)Kmart Corp. ...................................................................................      1,800       9,563
(a)Kohl's Corp. ..................................................................................      1,500      91,500
(a)The Kroger Co. ................................................................................      3,648      98,724
   The Limited Inc. ..............................................................................      1,900      32,419
   Longs Drug Stores Inc. ........................................................................        200       4,825
   Lowe's Cos. Inc. ..............................................................................      1,705      75,873
   May Department Stores Co. .....................................................................      1,300      42,575
   Nordstrom Inc. ................................................................................        500       9,094
(a)Office Depot Inc. .............................................................................      1,100       7,838
   Radioshack Corp. ..............................................................................        800      34,250
(a)Safeway Inc. ..................................................................................      2,269     141,813
   Sears, Roebuck & Co. ..........................................................................      1,500      52,125
(a)Staples Inc. ..................................................................................      2,000      23,625
   Target Corp. ..................................................................................      4,092     131,967
   The TJX Companies Inc. ........................................................................      1,300      36,075
   Tiffany & Co. .................................................................................        600      18,975
(a)Toys R Us Inc. ................................................................................      1,000      16,688
   Walgreen Co. ..................................................................................      4,600     192,338

196
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   Statement of Investments, December 31, 2000 (cont.)

   Franklin S&P 500 Index Fund                                                                       SHARES      VALUE
   ---------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Retail Trade (cont.)
   Wal-Mart Stores Inc. ..........................................................................     20,234 $ 1,074,931
   Winn-Dixie Stores Inc. ........................................................................        600      11,625
                                                                                                             ------------
                                                                                                                3,075,296
                                                                                                             ------------
   Technology Services 6.1%
   Adobe Systems Inc. ............................................................................      1,100      64,006
(a)America Online Inc. ...........................................................................     10,570     367,836
   Autodesk Inc. .................................................................................        200       5,388
   Automatic Data Processing Inc. ................................................................      2,878     182,213
(a)BMC Software Inc. .............................................................................      1,000      14,000
(a)BroadVision Inc. ..............................................................................      1,100      12,994
(a)Ceridian Corp. ................................................................................        600      11,963
(a)Citrix Systems Inc. ...........................................................................        900      20,250
   Computer Associates International Inc. ........................................................      2,700      52,650
(a)Computer Sciences Corp. .......................................................................        800      48,100
(a)Compuware Corp. ...............................................................................      1,700      10,625
   Electronic Data Systems Corp. .................................................................      2,100     121,275
   First Data Corp. ..............................................................................      1,847      97,314
(a)Intuit Inc. ...................................................................................        900      35,494
(a)Mercury Interactive Corp. .....................................................................        336      30,324
(a)Microsoft Corp. ...............................................................................     24,138   1,046,986
(a)Novell Inc. ...................................................................................      1,300       6,784
(a)Oracle Corp. ..................................................................................     25,320     735,863
(a)Parametric Technology Corp. ...................................................................      1,300      17,469
   Paychex Inc. ..................................................................................      1,700      82,663
(a)Peoplesoft Inc. ...............................................................................      1,300      48,344
(a)Sapient Corp. .................................................................................        500       5,969
(a)Siebel Systems Inc. ...........................................................................      2,001     135,318
(a)Unisys Corp. ..................................................................................      1,500      21,938
(a)VERITAS Software Corp. ........................................................................      1,735     151,813
(a)Yahoo! Inc. ...................................................................................      2,438      73,559
                                                                                                             ------------
                                                                                                                3,401,138
                                                                                                             ------------
   Transportation .6%
(a)AMR Corp. .....................................................................................        700      27,431
   Burlington Northern Santa Fe Corp. ............................................................      1,775      50,255
   CSX Corp. .....................................................................................        900      23,344
   Delta Air Lines Inc. ..........................................................................        600      30,113
   Fedex Corp. ...................................................................................      1,300      51,948
   Norfolk Southern Corp. ........................................................................      1,800      23,963
   Southwest Airlines Co. ........................................................................      2,200      73,766
   Union Pacific Corp. ...........................................................................      1,128      57,246
(a)US Airways Group Inc. .........................................................................        300      12,169
                                                                                                             ------------
                                                                                                                  350,235
                                                                                                             ------------
   Utilities 2.7%
(a)AES Corp. .....................................................................................      2,100     116,288
   Allegheny Energy Inc. .........................................................................        500      24,094
   Ameren Corp. ..................................................................................        600      27,788
   American Electric Power Co. Inc. ..............................................................      1,440      66,960
(a)Calpine Corp. .................................................................................      1,300      58,581
   Cinergy Corp. .................................................................................        700      24,588
   CMS Energy Corp. ..............................................................................        600      19,013
   Consolidated Edison Inc. ......................................................................        900      34,650
   Constellation Energy Group Inc. ...............................................................        700      31,544
   Dominion Resources Inc. .......................................................................      1,100      73,700
   DTE Energy Co. ................................................................................        600      23,363
   Duke Energy Corp. .............................................................................      1,729     147,397
   Edison International ..........................................................................      1,400      21,875
   Entergy Corp. .................................................................................      1,000      42,313

                                                                             197
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   Statement of Investments, December 31, 2000 (cont.)

   Franklin S&P 500 Index Fund                                                                       SHARES      VALUE
   ---------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Utilities (cont.)
   Exelon Corp. ..................................................................................      1,500   $ 105,315
   FirstEnergy Corp. .............................................................................      1,100      34,719
   FPL Group Inc. ................................................................................        800      57,400
   GPU Inc. ......................................................................................        500      18,406
   KeySpan Corp. .................................................................................        600      25,425
   Kinder Morgan Inc. ............................................................................        500      26,094
(a)Niagara Mohawk Holdings Inc. ..................................................................        600      10,013
   Nicor Inc. ....................................................................................        200       8,638
   Nisource Inc. .................................................................................        853      26,230
   ONEOK Inc. ....................................................................................        100       4,813
   Peoples Energy Corp. ..........................................................................        200       8,950
   PG&E Corp. ....................................................................................      1,800      36,000
   Pinnacle West Capital Corp. ...................................................................        400      19,050
   PPL Corp. .....................................................................................        600      27,113
   Progress Energy Inc. ..........................................................................        909      44,711
   Public Service Enterprise Group Inc. ..........................................................      1,000      48,625
   Reliant Energy Inc. ...........................................................................      1,300      56,306
   Sempra Energy .................................................................................        900      20,925
   Southern Co. ..................................................................................      3,060     101,745
   TXU Corp. .....................................................................................      1,200      53,175
   Xcel Energy Inc. ..............................................................................      1,475      42,803
                                                                                                             ------------
                                                                                                                1,488,610
                                                                                                             ------------
   Total Long Term Investments (Cost $56,517,948) ................................................             53,042,379
                                                                                                             ------------
   Short Term Investments 4.2%
(b)Franklin Institutional Fiduciary Trust Money Market Portfolio .................................  2,115,603   2,115,603

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT
                                                                                                  -----------
(j)U.S. Treasury Bill, 3/15/01 ...................................................................   $200,000     197,748
                                                                                                             ------------
   Total Short Term Investments (Cost $2,312,521) ................................................              2,313,351
                                                                                                             ------------
   Total Investments (Cost $58,830,469) 100.0% ...................................................             55,355,730
   Other Assets, less Liabilities ................................................................                  4,635
                                                                                                             ------------
   Net Assets 100.0% .............................................................................            $55,360,365
                                                                                                             ============

(a) Non-income producing
(b) See Note 3 regarding investment in the "Sweep Money Fund."
(j) On deposit with broker for initial margin on futures contracts (Note 1(d)).>

                       See notes to financial statements.
198
Page
   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Statement of Investments, December 31, 2000

   Franklin Small Cap Fund                                                                           SHARES      VALUE
   ---------------------------------------------------------------------------------------------------------------------
   Common Stocks 79.4%
   Commercial Services 1.9%
(a)Aether Systems Inc. ...........................................................................      4,600   $ 179,975
(a)Answerthink Inc. ..............................................................................    118,900     431,013
(a)Corporate Executive Board Co. .................................................................     29,400   1,169,109
(a)Ecometry Corp. ................................................................................      7,400      12,950
   FactSet Research Systems Inc. .................................................................     12,000     444,840
(a)Hotjobs.com Ltd. ..............................................................................     36,300     415,181
(a)Interep National Radio Sales Inc. .............................................................     26,200      91,700
(a)Internet Pictures Corp. .......................................................................     54,830      53,117
(a)Learning Tree International Inc. ..............................................................     52,000   2,574,000
(a)Netcentives Inc. ..............................................................................      4,800      18,300
(a)ProBusiness Services Inc. .....................................................................     53,000   1,407,813
(a)Resources Connection Inc. .....................................................................     60,800   1,155,200
   Viad Corp. ....................................................................................    218,700   5,030,100
                                                                                                             ------------
                                                                                                               12,983,298
                                                                                                             ------------
   Communications 3.0%
   Alaska Communications Systems Holdings Inc. ...................................................     86,900     630,025
(a)Asia Global Crossing Ltd., A (Bermuda) ........................................................     11,100      72,844
   AT&T Canada Inc., B (Canada) ..................................................................     15,000     437,813
   DSL.net Inc. ..................................................................................     32,200      17,106
   Efficient Networks Inc. .......................................................................     48,000     642,000
   Intermedia Communications Inc. ................................................................     49,500     355,781
   ITC Deltacom Inc. .............................................................................     57,400     309,422
(a)Leap Wireless International Inc. ..............................................................     14,500     362,500
   Millicom International Cellular SA (Luxembourg) ...............................................     42,400     975,200
(a)Pinnacle Holdings Inc. ........................................................................    104,800     949,750
   Rural Cellular Corp., A .......................................................................     88,900   2,633,663
   TELUS Corp. (Canada) ..........................................................................     19,807     513,754
(a)Time Warner Telecom Inc., A ...................................................................     11,600     735,875
(a)VoiceStream Wireless Corp. ....................................................................     89,100   8,965,688
(a)Western Wireless Corp., A .....................................................................     86,100   3,374,044
                                                                                                             ------------
                                                                                                               20,975,465
                                                                                                             ------------
   Consumer Durables .1%
   D.R. Horton Inc. ..............................................................................     17,440     426,190
                                                                                                             ------------
   Consumer Non-Durables .6%
   Adolph Coors Co., B ...........................................................................     23,500   1,887,344
(a)Tommy Hilfiger Corp. ..........................................................................    128,600   1,261,888
   Wolverine World Wide Inc. .....................................................................     84,800   1,293,200
                                                                                                             ------------
                                                                                                                4,442,432
                                                                                                             ------------
(a)Consumer Services 2.6%
   Clear Channel Communications Inc. .............................................................     42,600   2,063,438
   Cumulus Media Inc., A .........................................................................     71,900     260,638
   DeVry Inc. ....................................................................................     67,800   2,559,450
   Entercom Communications Corp. .................................................................     26,200     902,263
   Entravision Communications Corp., A ...........................................................     90,700   1,666,613
   Hispanic Broadcasting Corp. ...................................................................    147,700   3,766,350
   Insight Communications Co. Inc., A ............................................................    100,400   2,359,400
   Jack in the Box Inc. ..........................................................................     72,200   2,125,388
   MeriStar Hotels & Resorts Inc. ................................................................    120,000     315,000
   Radio One Inc. ................................................................................     29,800     318,488
   Radio One Inc., D .............................................................................     42,900     471,900
   XM Satellite Radio Holdings Inc. ..............................................................     69,500   1,116,344
                                                                                                             ------------
                                                                                                             17,925,272
                                                                                                             ------------
(a)Distribution Services .1%
   Performance Food Group Co. ....................................................................   11,600      594,681
   SciQuest.com Inc. .............................................................................    7,400        9,713
                                                                                                             ------------
                                                                                                                 604,394
                                                                                                             ------------

                                                                             199
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   Statement of Investments, December 31, 2000 (cont.)

   Franklin Small Cap Fund                                                                          SHARES      VALUE
   ---------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Electronic Technology 19.3%
(a)Accelerated Networks Inc.......................................................................     4,600    $ 12,794
(a)Adaptec Inc. ..................................................................................    99,100   1,015,775
(a)Advanced Energy Industries Inc. ...............................................................    72,500   1,631,250
(a)Advanced Fibre Communications Inc. ............................................................    69,500   1,255,344
(a)Aeroflex Inc. .................................................................................    31,500     908,086
(a)Alpha Industries Inc. .........................................................................    49,200   1,820,400
(a)Anaren Microwave Inc. .........................................................................    40,200   2,700,938
(a)Applied Materials Inc. ........................................................................    46,968   1,793,591
(a)Applied Micro Circuits Corp. ..................................................................    13,989   1,049,831
(a,d)Auspex Systems Inc. .........................................................................   116,889     736,401
(a)Avocent Corp. .................................................................................    53,149   1,435,023
(a)AXT Inc. ......................................................................................     9,100     300,869
(a)CacheFlow Inc. ................................................................................     6,500     110,906
(a)Caliper Technologies Corp. ....................................................................    50,000   2,350,000
   Catapult Communications Corp. .................................................................    38,600     646,550
(a)Celeritek Inc. ................................................................................     6,000     228,750
(a)Celestica Inc. (Canada) .......................................................................     6,900     374,325
(a)Centillium Communications Inc. ................................................................     9,300     206,925
(a)Cirrus Logic Inc. .............................................................................    68,300   1,280,625
(a)Copper Mountain Networks Inc. .................................................................    16,700      98,634
(a)Cosine Communications Inc. ....................................................................    25,600     355,200
(a)Credence Systems Corp. ........................................................................    57,600   1,324,800
   CTS Corp. .....................................................................................    19,300     703,244
(a)DDI Corp. .....................................................................................    14,700     400,575
(a)Ditech Communications Corp. ...................................................................    57,700     926,806
(a)DMC Stratex Networks Inc. .....................................................................    61,100     916,500
(a)Electro Scientific Industries Inc. ............................................................    68,600   1,920,800
(a)eMachines Inc. ................................................................................     7,600       2,850
(a)EMCORE Corp. ..................................................................................    60,400   2,838,800
(a)Endwave Corp. .................................................................................    16,400      51,250
(a)Flextronics International Ltd. (Singapore) ....................................................   210,472   5,998,452
(a)FLIR Systems Inc. .............................................................................   101,500     564,594
(a)Foundry Networks Inc. .........................................................................    15,800     237,000
(a)Gemstar-TV Guide International Inc. ...........................................................   120,000   5,535,000
(a)GlobeSpan Inc. ................................................................................    12,100     332,750
(a)Handspring Inc. ...............................................................................    11,200     436,100
(a)Harmonic Inc. .................................................................................    28,000     159,250
(a)Integrated Circuit Systems Inc. ...............................................................    82,400   1,364,750
(a)Intersil Holding Corp. ........................................................................    75,900   1,740,956
(a)Ixia ..........................................................................................     1,600      36,600
(a)Jabil Circuit Inc. ............................................................................    81,600   2,070,600
(a)JDS Uniphase Corp. ............................................................................   249,808  10,413,871
   Keithley Instruments Inc. .....................................................................    30,000   1,291,875
(a)Lam Research Corp. ............................................................................    44,600     646,700
(a)Lattice Semiconductor Corp. ...................................................................    54,000     992,250
(a)MCK Communications Inc. .......................................................................     7,200      60,750
(a)Micrel Inc. ...................................................................................    87,800   2,957,763
(a)Nanometrics Inc. ..............................................................................    11,000     151,938
(a)Natural MicroSystems Corp. ....................................................................    14,400     142,200
(a)Netro Corp. ...................................................................................    27,100     188,006
   Nortel Networks Corp. (Canada) ................................................................    11,442     366,859
(a)Novellus Systems Inc. .........................................................................   128,500   4,617,969
(a)PC-Tel Inc. ...................................................................................    22,800     245,100
(a)Perceptron Inc. ...............................................................................    14,500      21,750
   PerkinElmer Inc. ..............................................................................     1,000     105,000
(a)Photronics Inc. ...............................................................................    28,400     665,625
(a)Pinnacle Systems Inc. .........................................................................    43,000     317,125
(a)PMC-Sierra Inc. (Canada) ......................................................................   154,502  12,147,720
(a)Polycom Inc. ..................................................................................   144,800   4,660,750

200
Page
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   Statement of Investments, December 31, 2000 (cont.)

   Franklin Small Cap Fund                                                                           SHARES      VALUE
   ----------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Electronic Technology (cont.)
(a)Power Integrations Inc. .......................................................................     15,000   $ 172,500
(a)Powerwave Technologies Inc. ...................................................................     63,800   3,732,300
(a)Proxim Inc. ...................................................................................     49,600   2,132,800
(a)QLogic Corp. ..................................................................................     12,000     924,000
(a)QuickLogic Corp. ..............................................................................     49,800     345,488
(a)Radiant Systems Inc. ..........................................................................      1,350      27,675
(a)Redback Networks Inc. .........................................................................      8,300     340,300
(a)Sanmina Corp. .................................................................................     37,600   2,881,100
(a)Semtech Corp. .................................................................................     70,800   1,562,025
(a)Sierra Wireless Inc. (Canada) .................................................................     24,800   1,153,200
(a)Silicon Laboratories Inc. .....................................................................      8,600     123,625
(a)SMTC Corp. (Canada) ...........................................................................      8,600     117,175
(a)Stanford Microdevices Inc. ....................................................................     12,200     439,200
(a)Sun Microsystems Inc. .........................................................................     36,600   1,020,225
(a)Sunrise Telecom Inc. ..........................................................................      1,000       3,906
(a)Synopsys Inc. .................................................................................     73,600   3,491,400
(a)Tekelec .......................................................................................    101,000   3,030,000
(a)Tektronix Inc. ................................................................................    248,400   8,367,975
(a)Transmeta Corp. ...............................................................................      5,200     122,200
(a)Triquint Semiconductor Inc. ...................................................................     45,700   1,996,519
(a)Varian Semiconductor Equipment Associates Inc. ................................................     27,800     660,250
(a)Veeco Instruments Inc. ........................................................................     28,560   1,145,970
(a)Virage Logic Corp. ............................................................................      6,100      91,500
(a)Waters Corp. ..................................................................................    136,000  11,356,000
(a)Western Multiplex Corp. .......................................................................     27,200     187,000
                                                                                                             ------------
                                                                                                              133,291,478
                                                                                                             ------------
   Energy Minerals 3.6%
(a)Barrett Resources Corp. .......................................................................     90,400   5,135,850
(a)Basin Exploration Inc. ........................................................................     41,800   1,065,900
   Cabot Oil & Gas Corp., A ......................................................................     16,500     514,594
(a)Chesapeake Energy Corp. .......................................................................    101,300   1,025,663
(a)Denbury Resources Inc. ........................................................................     61,700     678,700
   Devon Energy Corp. ............................................................................     14,566     888,089
(a)Forest Oil Corp. ..............................................................................     23,200     855,500
(a)Louis Dreyfus Natural Gas Corp. ...............................................................     15,500     710,094
(a)Newfield Exploration Co. ......................................................................     81,200   3,851,925
(a)Pennaco Energy Inc. ...........................................................................     93,000   1,825,125
(a)Pure Resources Inc. ...........................................................................     52,057   1,054,154
   Range Resources Corp. .........................................................................    173,400   1,192,125
(a)Spinnaker Exploration Co. .....................................................................     21,800     926,500
(a)Swift Energy Co. ..............................................................................     70,100   2,637,513
(a)Tom Brown Inc. ................................................................................     72,300   2,376,863
(a)Triton Energy Ltd. ............................................................................      9,500     285,000
                                                                                                             ------------
                                                                                                               25,023,595
                                                                                                             ------------
   Finance 6.6%
(a)Affiliated Managers Group Inc. ................................................................     36,800   2,019,400
   Allied Capital Corp. ..........................................................................     89,000   1,857,875
(a)Arch Capital Group Ltd. .......................................................................     49,500     742,500
   Bank United Corp., A ..........................................................................     53,200   3,627,575
(a)Catellus Development Corp. ....................................................................     30,300     530,250
   City National Corp. ...........................................................................     36,500   1,416,656
   Commerce Bancorp Inc. .........................................................................     21,420   1,464,593
   Conseco Inc. ..................................................................................     97,000   1,279,188
(a)eSPEED Inc., A ................................................................................      8,400     131,775
   Federated Investors Inc., B ...................................................................    192,900   5,618,213
   Golden State Bancorp Inc. .....................................................................    109,000   3,426,688
   HCC Insurance Holdings Inc. ...................................................................     35,300     950,894

                                                                             201
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   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Statement of Investments, December 31, 2000 (cont.)

   Franklin Small Cap Fund                                                                          SHARES      VALUE
   ---------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Finance (cont.)
(a)Knight Trading Group Inc. .....................................................................     71,100   $ 990,956
(a)Labranche & Co. Inc. ..........................................................................     28,500     871,031
   Metris Cos. Inc. ..............................................................................     31,700     834,106
   Mutual Risk Management Ltd. (Bermuda) .........................................................     52,200     792,788
   National Commerce Bancorp. ....................................................................    159,000   3,935,250
   Protective Life Corp. .........................................................................     13,100     422,475
   Radian Group Inc. .............................................................................     31,038   2,329,790
   Reinsurance Group of America Inc. .............................................................     78,000   2,769,000
(a)Security Capital Group Inc., B ................................................................     79,000   1,584,938
(a)Silicon Valley Bancshares .....................................................................    145,100   5,015,019
   TCF Financial Corp. ...........................................................................     50,000   2,228,125
   Tucker Anthony Sutro Corp. ....................................................................     26,300     645,994
   Westamerica Bancorp. ..........................................................................        200       8,600
                                                                                                             ------------
                                                                                                               45,493,679
                                                                                                             ------------
(a)Health Services 1.5%
   American Dental Partners Inc. .................................................................     20,300     152,250
   Beverly Enterprises Inc. ......................................................................    146,900   1,202,744
   PAREXEL International Corp. ...................................................................     68,000     735,250
   Pharmaceutical Product Development Inc. .......................................................     91,700   4,556,344
   Renal Care Group Inc. .........................................................................     97,350   2,669,520
   Triad Hospitals Inc. ..........................................................................     30,700     999,669
                                                                                                             ------------
                                                                                                               10,315,777
                                                                                                             ------------
   Health Technology 5.0%
(a)Alexion Pharmaceuticals Inc. ..................................................................     24,200   1,571,488
   Alpharma Inc., A ..............................................................................     18,000     789,750
(a)American Medical Systems Holdings .............................................................     22,100     350,838
(a)Aviron ........................................................................................     51,000   3,407,438
(a)Barr Laboratories Inc. ........................................................................      2,400     175,050
(a)Bruker Daltonics Inc. .........................................................................     12,300     289,819
(a)Coherent Inc. .................................................................................    110,400   3,588,000
(a)COR Therapeutics Inc. .........................................................................     14,800     520,775
(a)Corixa Corp. ..................................................................................     57,873   1,613,213
(a)CryoLife Inc. .................................................................................     34,800   1,052,700
(a)Cubist Pharmaceuticals Inc. ...................................................................      3,600     104,400
(a)Epoch Biosciences Inc. ........................................................................     54,000     354,375
(a)Exelixis Inc. .................................................................................      4,400      64,350
(a)Harvard Bioscience Inc. .......................................................................      1,100      10,863
(a)Illumina Inc. .................................................................................      8,800     141,350
(a)ImClone Systems Inc. ..........................................................................     12,200     536,800
(a)INAMED Corp. ..................................................................................     11,400     232,988
(a)Inhale Therapeutic Systems Inc. ...............................................................     95,200   4,807,600
(a)Inspire Pharmaceuticals Inc. ..................................................................     12,800     333,600
(a)Intermune Pharmaceuticals Inc. ................................................................      5,400     240,975
(a)Inverness Medical Technology Inc. .............................................................     70,000   2,725,625
(a)Ista Pharmaceuticals Inc. .....................................................................    111,000   1,248,750
(a)Luminex Corp. .................................................................................     63,600   1,657,575
(a)Medicines Co. .................................................................................     90,000   1,845,000
(a)Neurocrine Biosciences Inc. ...................................................................      1,500      49,688
(a)Packard BioScience Co. ........................................................................     27,200     316,200
(a)STAAR Surgical Co. ............................................................................     29,900     375,619
(a)SuperGen Inc. .................................................................................     25,500     353,813
(a)Texas Biotechnology Corp. .....................................................................     22,100     189,839
(a)Thoratec Laboratories Corp. ...................................................................      4,700      51,700
(a)Titan Pharmaceuticals Inc. ....................................................................     39,300   1,390,041
(a)United Therapeutics Corp. .....................................................................     22,000     324,500
(a)Varian Medical Systems Inc. ...................................................................      4,000     271,750
(a)Ventana Medical Systems Inc. ..................................................................     42,700     789,950

202
Page
   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Statement of Investments, December 31, 2000 (cont.)

   Franklin Small Cap Fund                                                                          SHARES      VALUE
   ---------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Health Technology (cont.)
(a)Versicor Inc. .................................................................................     15,900   $ 137,138
(a)Visible Genetics Inc. (Canada) ................................................................     60,800   2,295,200
                                                                                                             ------------
                                                                                                               34,208,760
                                                                                                             ------------
(a)Industrial Services 3.5%
   Atwood Oceanics Inc. ..........................................................................      9,400     411,814
   Casella Waste Systems Inc., A .................................................................      4,500      39,094
   Core Laboratories NV (Netherlands) ............................................................    100,000   2,731,250
   Dycom Industries Inc. .........................................................................     49,150   1,766,328
   Grey Wolf Inc. ................................................................................    568,800   3,341,700
   Marine Drilling Cos. Inc. .....................................................................     81,000   2,166,750
   Pride International Inc. ......................................................................      8,900     219,163
   Rowan Cos. Inc. ...............................................................................     56,500   1,525,500
   Superior Energy Services Inc. .................................................................    125,000   1,437,500
   Trico Marine Services Inc. ....................................................................    127,200   1,963,650
   US Liquids Inc. ...............................................................................     52,200     114,188
   Varco International Inc. ......................................................................    325,645   7,082,779
   Waste Connections Inc. ........................................................................     39,600   1,309,275
                                                                                                             ------------
                                                                                                               24,108,991
                                                                                                             ------------
   Non-Energy Minerals .1%
   Reliance Steel & Aluminum Co. .................................................................     13,500     334,125
   Process Industries .6%
   Cambrex Corp. .................................................................................     14,000     633,500
   ChemFirst Inc. ................................................................................     85,100   1,877,519
(a)CUNO Inc. .....................................................................................     36,600     981,338
(a)Packaging Corp. of America ....................................................................     19,800     319,275
(a)Symyx Technologies Inc. .......................................................................      4,200     151,200
                                                                                                             ------------
                                                                                                                3,962,832
                                                                                                             ------------
   Producer Manufacturing 2.7%
(a)Active Power Inc. .............................................................................      7,900     173,306
(a)Capstone Turbine Corp. ........................................................................     22,200     621,600
(a)Catalytica Energy Systems Inc. ................................................................     20,474     353,178
(a)Gentex Corp. ..................................................................................    148,100   2,758,363
   Gibraltar Steel Corp. .........................................................................     52,800     927,300
(a)Mettler-Toledo International Inc. (Switzerland) ...............................................    168,300   9,151,313
(a)Power-One Inc. ................................................................................     16,800     660,450
   Roper Industries Inc. .........................................................................     62,000   2,049,875
(a)Varian Inc. ...................................................................................     55,100   1,866,513
(a)Wilson Greatbatch Technologies Inc. ...........................................................      5,600     158,200
                                                                                                             ------------
                                                                                                               18,720,098
                                                                                                             ------------
   Real Estate 2.9%
   Alexandria Real Estate Equities Inc. ..........................................................     18,600     691,688
   Arden Realty Inc. .............................................................................     82,100   2,062,763
   Brandywine Realty Trust .......................................................................     16,100     333,069
   Camden Property Trust .........................................................................     70,600   2,365,100
   CBL & Associates Properties Inc. ..............................................................     13,300     336,656
   Colonial Properties Trust .....................................................................     15,400     401,363
   Developers Diversified Realty Corp. ...........................................................     57,600     766,800
   Duke-Weeks Realty Corp. .......................................................................     33,000     812,625
   FelCor Lodging Trust Inc. .....................................................................     50,800   1,216,025
   General Growth Properties Inc. ................................................................     67,600   2,446,275
   Glenborough Realty Trust Inc. .................................................................     54,500     946,938
   Health Care Property Investors Inc. ...........................................................     44,500   1,329,438
   Healthcare Realty Trust Inc. ..................................................................     10,400     221,000
   Innkeepers USA Trust ..........................................................................     98,900   1,094,081
   Liberty Property Trust ........................................................................      2,700      77,119
   MeriStar Hospitality Corp. ....................................................................    138,000   2,716,875

                                                                             203
Page
   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Statement of Investments, December 31, 2000 (cont.)

   Franklin Small Cap Fund                                                                          SHARES      VALUE
   ---------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Real Estate (cont.)
   Reckson Associates Realty Corp. ...............................................................     46,200 $ 1,157,888
   SL Green Realty Corp. .........................................................................     42,700   1,195,600
                                                                                                             ------------
                                                                                                               20,171,303
                                                                                                             ------------
   Retail Trade 2.1%
(a)BJ's Wholesale Club Inc. ......................................................................    122,400   4,697,100
   Dollar General Corp. ..........................................................................    290,000   5,473,750
(a)Dollar Tree Stores Inc. .......................................................................      5,900     144,550
   Family Dollar Stores Inc. .....................................................................    180,200   3,863,038
                                                                                                             ------------
                                                                                                               14,178,438
                                                                                                             ------------
(a)Technology Services 20.1%
   724 Solutions Inc. (Canada) ...................................................................      7,100     118,481
   Actuate Corp. .................................................................................    120,900   2,312,213
   Affiliated Computer Services Inc., A ..........................................................    187,900  11,403,181
   Art Technology Group Inc. .....................................................................     53,100   1,622,869
   Aspect Communications Corp. ...................................................................     62,600     503,734
   Aspen Technology Inc. .........................................................................     27,000     897,750
   BEA Systems Inc. ..............................................................................     11,600     780,825
   Bindview Development Corp. ....................................................................     50,000     470,313
   Blue Martini Software Inc. ....................................................................        500       6,625
   Brio Technology Inc. ..........................................................................     93,400     394,031
   Broadbase Software Inc. .......................................................................     22,100     138,125
   BroadVision Inc. ..............................................................................    206,000   2,433,375
   Check Point Software Technologies Ltd. (Israel) ...............................................     46,800   6,250,725
   Clarus Corp. ..................................................................................     27,400     191,800
   CNET Networks Inc. ............................................................................     67,090   1,072,392
   Commerce One Inc. .............................................................................     25,760     652,050
   Complete Business Solutions Inc. ..............................................................    119,600   1,233,375
   Critical Path Inc. ............................................................................     11,500     353,625
   Cysive Inc. ...................................................................................     29,000     119,625
   Digital Island Inc. ...........................................................................      1,000       4,063
   Docent Inc. ...................................................................................     23,700     207,375
   Documentum Inc. ...............................................................................     58,600   2,911,688
   Embarcadero Technologies Inc. .................................................................      2,000      90,000
   Entrust Technologies Inc. .....................................................................     62,200     808,600
   E.piphany Inc. ................................................................................     36,000   1,941,750
   Evolve Software Inc. ..........................................................................     48,400     235,950
   Exodus Communications Inc. ....................................................................      4,000      80,000
   Extensity Inc. ................................................................................     44,000     264,688
   HNC Software Inc. .............................................................................    103,000   3,057,813
   H.T.E. Inc. ...................................................................................     38,500      34,891
   i2 Technologies Inc. ..........................................................................    333,200  18,117,750
   iAsiaWorks Inc. ...............................................................................     92,700     451,913
   iBeam Broadcasting Corp. ......................................................................    124,400     132,175
   Informatica Corp. .............................................................................     37,000   1,463,813
   Inforte Corp. .................................................................................     81,000   1,113,750
   InfoSpace Inc. ................................................................................     62,062     548,861
   Internap Network Services Corp. ...............................................................     43,900     318,275
   Internet Security Systems Inc. ................................................................      8,400     658,875
   Intertrust Technologies Corp. .................................................................     17,500      59,063
   Interwoven Inc. ...............................................................................     37,200   2,452,875
   Intuit Inc. ...................................................................................     67,800   2,673,863
   ITXC Corp. ....................................................................................      9,500      65,906
   Kana Communications Inc. ......................................................................     44,700     514,050
   Keynote Systems Inc. ..........................................................................     35,200     499,400
   Liberate Technologies Inc. ....................................................................     61,200     833,850
   MatrixOne Inc. ................................................................................     33,500     609,281
   Mercury Interactive Corp. .....................................................................     13,100   1,182,275

204
Page
   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Statement of Investments, December 31, 2000 (cont.)

   Franklin Small Cap Fund                                                                          SHARES      VALUE
   ---------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
(a)Technology Services (cont.)
   Micromuse Inc. ................................................................................    175,360 $10,584,620
   National Instruments Corp. ....................................................................      9,500     461,344
   Navisite Inc. .................................................................................      9,800      22,969
   Netegrity Inc. ................................................................................     22,500   1,223,438
   Netiq Corp. ...................................................................................     43,400   3,792,075
   Nuance Communications Inc. ....................................................................     16,500     711,563
   Openwave Systems Inc. .........................................................................      4,026     192,996
   Precise Software Solutions Ltd. (Israel) ......................................................     23,500     581,625
   Predictive Systems Inc. .......................................................................     84,400     603,988
   Proxicom Inc. .................................................................................    101,800     419,925
   Quest Software Inc. ...........................................................................     29,900     839,069
   Rare Medium Group Inc. ........................................................................     36,300      69,197
   Rational Software Corp. .......................................................................     18,000     700,875
   Resonate Inc. .................................................................................      2,900      27,550
   Retek Inc. ....................................................................................    128,032   3,120,780
   RSA Security Inc. .............................................................................    133,700   7,069,388
   Sapient Corp. .................................................................................    133,600   1,594,850
   Scient Corp. ..................................................................................    105,600     343,200
   Selectica Inc. ................................................................................     44,200   1,069,088
   Serena Software Inc. ..........................................................................     39,400   1,348,834
   SignalSoft Corp. ..............................................................................      8,000      78,500
   SonicWALL Inc. ................................................................................     31,600     513,500
   SpeechWorks International Inc. ................................................................     15,100     740,844
   StorageNetworks Inc. ..........................................................................     13,100     325,044
   Tanning Technology Corp. ......................................................................    209,500     772,531
   Tumbleweed Communications Corp. ...............................................................     25,900     443,133
   ValiCert Inc. .................................................................................     22,900     150,281
   VA Linux Systems Inc. .........................................................................     44,400     360,750
   VERITAS Software Corp. ........................................................................    143,550  12,560,625
   Verity Inc. ...................................................................................     91,400   2,199,313
   Versata Inc. ..................................................................................      1,200      10,725
   Viant Corp. ...................................................................................     71,200     282,575
   Vignette Corp. ................................................................................     91,800   1,652,400
   Vitria Technology Inc. ........................................................................     59,300     459,575
   webMethods Inc. ...............................................................................     38,678   3,439,925
   Wind River Systems Inc. .......................................................................    215,092   7,340,015
                                                                                                             ------------
                                                                                                              138,395,017
                                                                                                             ------------
   Transportation 2.9%
(a)Alaska Air Group Inc. .........................................................................     48,200   1,433,950
(a)Atlantic Coast Airlines Holdings Inc. .........................................................    124,000   5,068,500
   C.H. Robinson Worldwide Inc. ..................................................................    196,800   6,186,900
   Expeditors International of Washington Inc. ...................................................    136,300   7,317,606
                                                                                                             ------------
                                                                                                               20,006,956
                                                                                                             ------------
   Utilities .2%
   Atmos Energy Corp. ............................................................................     52,600   1,282,125
(a)TNPC Inc. .....................................................................................     13,000     127,563
                                                                                                             ------------
                                                                                                                1,409,688
                                                                                                             ------------
   Total Common Stocks (Cost $417,700,678)........................................................            546,977,788
                                                                                                             ------------
(a,d)Preferred Stocks .1%
   Electronic Technology .1%
   3Ware Inc., pfd., D (Cost $229,176) ...........................................................     41,093     229,176
                                                                                                             ------------
   Convertible Preferred Stocks .2%
   Finance .2%
   Bank United Corp., 8.00%, cvt. pfd. (Cost $1,000,000) .........................................     20,000   1,610,624
                                                                                                             ------------

                                                                             205
Page

   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Statement of Investments, December 31, 2000 (cont.)

                                                                                                   PRINCIPAL
   Franklin Small Cap Fund                                                                          AMOUNT      VALUE
   ----------------------------------------------------------------------------------------------------------------------
   Convertible Bonds
   Electronic Technology
   Cyras Systems Inc., cvt., 144A, 4.50%, 8/15/05 (Cost $190,000) ................................   $190,000   $ 222,775
                                                                                                             ------------
   Total Long Term Investments (Cost $419,119,854) ...............................................            549,040,363
                                                                                                             ------------

                                                                                                    SHARES
                                                                                                  -----------
(b)Short Term Investments 21.3%
   Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $146,884,046) .............146,884,046 146,884,046
                                                                                                             ------------
   Total Investments (Cost $566,003,900) 101.0% ..................................................            695,924,409
   Other Assets, less Liabilities (1.0)% .........................................................             (7,030,564)
                                                                                                             ------------
   Net Assets 100.0% .............................................................................           $688,893,845
                                                                                                             ============

(a) Non-income producing
(b) See Note 3 regarding investments in the "Sweep Money Fund."

See Note 8 regarding restricted securities.

                       See notes to financial statements.

206
Page

   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Statement of Investments, December 31, 2000

   Franklin Technology Securities Fund                                                               SHARES     VALUE
   ----------------------------------------------------------------------------------------------------------------------
   Common Stocks 92.0%
(a)Alternative Power Generation .4%
   Stuart Energy Systems Corp. (Canada) ..........................................................      6,800    $ 43,009
                                                                                                             ------------
(a)Biotechnology 7.5%
   Abgenix Inc. ..................................................................................      2,600     153,563
   Alexion Pharmaceuticals Inc. ..................................................................      2,000     129,875
   Biogen Inc. ...................................................................................      2,500     150,156
   COR Therapeutics Inc. .........................................................................      2,500      87,969
   Genentech Inc. ................................................................................      2,550     207,825
   Large Scale Biology Corp. .....................................................................      9,700      92,150
                                                                                                             ------------
                                                                                                                  821,538
                                                                                                             ------------
(a)Computer Communications 9.7%
   Adaptec Inc. ..................................................................................     10,800     110,700
   Avocent Corp. .................................................................................      6,400     172,800
   Brocade Communications Systems Inc. ...........................................................      2,900     266,256
   Cisco Systems Inc. ............................................................................      5,600     214,200
   Extreme Networks Inc. .........................................................................      3,150     123,244
   Juniper Networks Inc. .........................................................................      1,400     176,488
                                                                                                             ------------
                                                                                                                1,063,688
                                                                                                             ------------

(a)Computer Peripherals 4.9%
   EMC Corp. .....................................................................................      2,400     159,600
   Network Appliance Inc. ........................................................................      3,600     231,075
   QLogic Corp. ..................................................................................      1,850     142,450
                                                                                                             ------------
                                                                                                                  533,125
                                                                                                             ------------
   Computer Processing Hardware 6.4%
   Compaq Computer Corp. .........................................................................      4,500      67,725
(a)Dell Computer Corp. ...........................................................................      6,300     109,856
   International Business Machines Corp. .........................................................      2,350     199,750
(a)Sun Microsystems Inc. .........................................................................     11,400     317,775
                                                                                                             ------------
                                                                                                                  695,106
                                                                                                             ------------
(a)Data Processing Services 2.7%
   Affiliated Computer Services Inc., A ..........................................................      4,900     297,369
                                                                                                             ------------
(a)Electrical Products 1.4%
   Beacon Power Corp. ............................................................................      9,000      90,000
   Capstone Turbine Corp. ........................................................................      2,300      64,400
                                                                                                             ------------
                                                                                                                  154,400
                                                                                                             ------------
(a)Electronic Components 3.5%
   Flextronics International Ltd. (Singapore) ....................................................      5,000     142,500
   Solectron Corp. ...............................................................................      7,200     244,080
                                                                                                             ------------
                                                                                                                  386,580
                                                                                                             ------------
(a)Electronic Equipment/Instruments 5.5%
   Agilent Technologies Inc. .....................................................................      3,600     197,100
   Caliper Technologies Corp. ....................................................................      2,800     131,600
   Tektronix Inc. ................................................................................      7,900     266,131
                                                                                                             ------------
                                                                                                                  594,831
                                                                                                             ------------
(a)Electronic Production Equipment 3.0%
   Novellus Systems Inc. .........................................................................      3,200     115,000
   Teradyne Inc. .................................................................................      5,600     208,600
                                                                                                             ------------
                                                                                                                  323,600
                                                                                                             ------------
   Information Technology Services 2.9%
   Electronic Data Systems Corp. .................................................................      2,300     132,825
(a)Predictive Systems Inc. .......................................................................     13,500      96,609
(a)Sapient Corp. .................................................................................      6,900      82,369
                                                                                                             ------------
                                                                                                                  311,803
                                                                                                             ------------

                                                                             207
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   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Statement of Investments, December 31, 2000 (cont.)

   Franklin Technology Securities Fund                                                               SHARES     VALUE
   ----------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
(a)Internet Software/Services 6.4%
   Ariba Inc. ....................................................................................      1,500    $ 80,438
   Art Technology Group Inc. .....................................................................      2,400      73,350
   BEA Systems Inc. ..............................................................................      2,300     154,819
   Commerce One Inc. .............................................................................      3,400      86,063
   Evolve Software Inc. ..........................................................................     22,000     107,250
   Quest Software Inc. ...........................................................................      3,400      95,413
   VeriSign Inc. .................................................................................      1,400     103,863
                                                                                                             ------------
                                                                                                                  701,196
                                                                                                             ------------
(a)Medical Specialties .8%
   Argonaut Technologies Inc. ....................................................................     10,600      90,100
                                                                                                             ------------
(a)Miscellaneous Commercial Services 1.1%
   Concord EFS Inc. ..............................................................................      2,700     118,631
                                                                                                             ------------
(a)Miscellaneous Manufacturing 1.0%
   Varian Inc. ...................................................................................      3,300     111,788
                                                                                                             ------------
(a)Packaged Software 7.7%
   Actuate Corp. .................................................................................      6,300     120,488
   Cadence Design Systems Inc. ...................................................................      4,100     112,750
   i2 Technologies Inc. ..........................................................................      2,600     141,375
   Microsoft Corp. ...............................................................................      4,300     186,513
   Siebel Systems Inc. ...........................................................................      2,000     135,250
   VERITAS Software Corp. ........................................................................      1,700     148,750
                                                                                                             ------------
                                                                                                                  845,126
                                                                                                             ------------
   Semiconductors 16.2%
(a)Applied Micro Circuits Corp. ..................................................................      2,750     206,379
(a)Cirrus Logic Inc. .............................................................................      6,200     116,250
(a)Integrated Device Technology Inc. .............................................................      2,900      96,063
   Intel Corp. ...................................................................................      5,900     177,369
(a)Intersil Holding Corp. ........................................................................      5,200     119,275
(a)Maxim Integrated Products Inc. ................................................................      2,700     129,094
(a)Micrel Inc. ...................................................................................      3,600     121,275
(a)Micron Technology Inc. ........................................................................      6,300     223,650
(a)PMC-Sierra Inc. (Canada) ......................................................................      1,150      90,419
(a)SDL Inc. ......................................................................................      1,550     229,691
(a)Xilinx Inc. ...................................................................................      5,500     253,688
                                                                                                             ------------
                                                                                                                1,763,153
                                                                                                             ------------
   Telecommunications Equipment 10.9%
(a)ADC Telecommunications Inc. ...................................................................      5,900     106,938
(a)Centillium Communications Inc. ................................................................      5,800     129,050
(a)CIENA Corp. ...................................................................................      1,950     158,316
   Corning Inc. ..................................................................................      3,500     184,844
   Nokia Corp., ADR (Finland) ....................................................................      2,600     113,100
(a)Polycom Inc. ..................................................................................      3,000      96,563
   Scientific-Atlanta Inc. .......................................................................      3,600     117,225
(a)Sierra Wireless Inc. (Canada) .................................................................      2,600     120,900
(a)Sonus Networks Inc. ...........................................................................      3,600      90,900
(a)Western Multiplex Corp. .......................................................................     10,700      73,555
                                                                                                             ------------
                                                                                                                1,191,391
                                                                                                             ------------
   Total Common Stocks (Cost $13,245,160) ........................................................             10,046,434
                                                                                                             ------------
(a,d)Preferred Stocks .1%
   Packaged Software .1%
   Micro Photonix Integration Corp., pfd., C (Cost $8,740) .......................................      1,384       8,740
                                                                                                             ------------
   Total Long Term Investments (Cost $13,253,900) ................................................             10,055,174
                                                                                                             ------------

208
Page
   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Statement of Investments, December 31, 2000 (cont.)

   Franklin Technology Securities Fund                                                               SHARES     VALUE
   ----------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
(b)Short Term Investments 6.3%
                                                                                                             ------------
   Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $688,253) .................    688,253   $ 688,253
   Total Investments (Cost $13,942,153) 98.4% ....................................................             10,743,427
   Other Assets, less Liabilities 1.6% ...........................................................                177,494
                                                                                                             ------------
   Net Assets 100.0% .............................................................................            $10,920,921
                                                                                                             ============
(a) Non-income producing
(b) See Note 3 regarding investments in the "Sweep Money Fund."
(d) See Note 8 regarding restricted securities.

                       See notes to financial statements.

                                                                             209
Page

   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Statement of Investments, December 31, 2000

                                                                                                   PRINCIPAL
   Franklin U.S. Government Fund                                                                    AMOUNT       VALUE
   ----------------------------------------------------------------------------------------------------------------------
   Mortgage-Backed Securities 74.5%
   Government National Mortgage Association (GNMA) - Fixed Rate 49.1%
   GNMA I, SF, 5.50%, 11/15/28 - 1/15/29 .........................................................$ 6,563,196 $ 6,178,918
   GNMA II, 5.50%, 9/20/28 - 1/20/29 .............................................................  2,873,773   2,694,969
   GNMA I, SF, 6.00%, 11/15/23 - 4/15/24 ......................................................... 12,345,822  12,073,941
   GNMA II, 6.00%, 1/20/24 - 8/20/28 ............................................................. 27,646,421  26,787,380
   GNMA I, SF, 6.50%, 5/15/23 - 1/15/30 .......................................................... 34,172,958  33,955,847
   GNMA II, 6.50%, 12/20/27 - 4/20/30 ............................................................ 19,912,701  19,647,441
   GNMA I, SF, 7.00%, 3/15/22 - 5/15/28 .......................................................... 45,012,367  45,339,241
   GNMA I, SF, 7.25%, 11/15/25 ...................................................................    851,926     858,777
   GNMA, PL, 7.25%, 5/15/22 - 8/15/22 ............................................................  2,103,215   2,160,535
   GNMA I, SF, 7.50%, 2/15/17 - 5/15/28 .......................................................... 21,039,163  21,495,198
   GNMA II, 7.50%, 11/20/16 - 11/20/26 ........................................................... 14,132,880  14,368,933
   GNMA I, SF, 8.00%, 4/15/05 - 6/15/25 .......................................................... 11,971,539  12,351,979
   GNMA II, 8.00%, 7/20/16 - 8/20/26 .............................................................  1,000,872   1,026,968
   GNMA I, SF, 8.25%, 4/15/25 ....................................................................    485,279     499,594
   GNMA I, SF, 8.50%, 8/15/21 - 12/15/24 .........................................................  2,980,270   3,085,141
   GNMA I, SF, 9.00%, 4/15/16 - 2/15/21 ..........................................................  1,528,451   1,603,657
   GNMA I, SF, 9.50%, 7/15/16 - 12/15/21 .........................................................  2,738,013   2,937,281
   GNMA II, 9.50%, 4/20/25 .......................................................................    299,822     314,479
   GNMA I, SF, 10.00%, 8/15/17 - 8/15/21 .........................................................  2,760,005   2,971,961
                                                                                                             ------------
                                                                                                              210,352,240
                                                                                                             ------------
   Federal National Mortgage Association (FNMA) - Fixed Rate 10.3%
   FNMA, 6.00%, 10/01/23 - 9/01/29 ............................................................... 21,351,408  20,704,871
   FNMA, 6.50%, 1/01/24 - 1/01/30 ................................................................ 11,011,193  10,912,409
   FNMA, 7.00%, 5/01/24 ..........................................................................  1,044,188   1,050,970
   FNMA, PL, 7.00%, 3/17/35 ......................................................................  2,979,565   2,965,920
   FNMA, 7.50%, 4/01/23 - 8/01/25 ................................................................  3,871,609   3,942,631
   FNMA, 8.00%, 7/01/16 - 2/01/25 ................................................................  3,935,375   4,061,376
   FNMA, 8.50%, 10/01/19 - 2/01/22 ...............................................................    229,872     238,509
                                                                                                             ------------
                                                                                                               43,876,686
                                                                                                             ------------
   Federal National Mortgage Association (FNMA) - Adjustable Rate 4.7%
   FNMA, Cap 12.49%, Margin 2.00% + CMT, Resets Annually, 8.159%, 2/01/19 ........................  2,281,907   2,344,929
   FNMA, Cap 12.819%, Margin 2.127% + CMT, Resets Annually, 8.283%, 9/01/18 ......................  2,544,203   2,628,638
   FNMA, Cap 13.313%, Margin 2.126% + CMT, Resets Annually, 8.182%, 7/01/19 ......................  2,239,128   2,310,495
   FNMA, Cap 13.644%, Margin 2.011% + CMT, Resets Annually, 8.073%, 1/01/18 ......................  6,824,526   7,015,146
   FNMA, Cap 14.625%, Margin 1.25% + COFI, Resets Monthly, 6.759%, 6/01/02 .......................  4,213,658   4,247,046
   FNMA, Cap 15.156%, Margin 2.284% + 3CMT, Resets Tri-Annually, 7.919%, 3/01/20 .................  1,443,455   1,500,921
                                                                                                             ------------
                                                                                                               20,047,175
                                                                                                             ------------
   Federal Home Loan Mortgage Corp. (FHLMC) - Fixed Rate 9.4%
   FHLMC, 6.00%, 1/01/24 - 8/01/28 ...............................................................  8,549,897   8,287,842
   FHLMC, 6.50%, 6/01/08 - 6/01/29 ............................................................... 17,779,258  17,642,812
   FHLMC, 7.00%, 4/01/24 .........................................................................  9,586,859   9,655,732
   FHLMC, 7.50%, 11/01/22 - 5/01/24 ..............................................................  2,697,102   2,752,257
   FHLMC, 8.00%, 1/01/17 - 5/01/22 ...............................................................  1,339,022   1,380,844
   FHLMC, 8.50%, 4/01/18 - 3/01/22 ...............................................................    561,283     580,820
   FHLMC, 9.00%, 3/01/03 .........................................................................    134,872     137,113
                                                                                                             ------------
                                                                                                               40,437,420
                                                                                                             ------------
   Federal Home Loan Mortgage Corp. (FHLMC) - Adjustable Rate 1.0%
   FHLMC, Cap 12.522%, Margin 2.105% + CMT, Resets Annually, 6.886%, 6/01/22 .....................  2,060,326   2,103,407
   FHLMC, Cap 13.458%, Margin 2.195% + CMT, Resets Annually, 7.264%, 2/01/19 .....................  2,233,335   2,290,452
                                                                                                             ------------
                                                                                                                4,393,859
                                                                                                             ------------
   Total Mortgage-Backed Securities (Cost $313,240,715)                                                       319,107,380
                                                                                                             ------------
   Other Agency Securities 22.6%
   Federal Agriculture Mortgage Corp., 7.23%, 1/17/07 ............................................  5,000,000   5,065,975
   Federal Home Loan Bank, zero cpn., 1/23/23 .................................................... 10,000,000   1,853,100
   FICO Strip, zero cpn., 12/06/14 ............................................................... 13,569,000   5,642,262

210
Page
   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Statement of Investments, December 31, 2000

                                                                                                   PRINCIPAL
   Franklin U.S. Government Fund                                                                    AMOUNT       VALUE
   ----------------------------------------------------------------------------------------------------------------------
   Other Agency Securities (cont.)
   FICO Strip, zero cpn., 5/11/13 ................................................................$10,000,000 $ 4,650,460
   FICO Strip, 12, zero cpn., 6/06/14 ............................................................  9,454,000   4,084,799
   FICO Strip, 16, zero cpn., 10/05/10 ...........................................................  4,745,000   2,653,684
   Housing Urban Development, 96-A, 7.63%, 8/01/14 ...............................................  5,000,000   5,203,300
   Housing Urban Development, 96-A, 7.66%, 8/01/15 ...............................................  5,000,000   5,196,755
   Small Business Administration, 6.00%, 9/01/18 .................................................  9,011,163   8,598,894
   Small Business Administration, 6.45%, 12/01/15 ................................................  3,558,399   3,511,315
   Small Business Administration, 6.70%, 12/01/16 ................................................  3,974,620   3,977,907
   Small Business Administration, 6.85%, 7/01/17 .................................................  4,171,631   4,207,942
   Small Business Administration, Cap 10.85%, Margin Prime - .40%, Resets Quarterly,
     9.10%, 6/25/19 ..............................................................................  2,004,195   2,054,301
   Small Business Administration, Cap 10.875%, Margin Prime - .125%, Resets Quarterly,
     9.375%, 3/25/18 .............................................................................  2,661,855   2,745,039
   Student Loan Marketing Association, zero cpn., 5/15/14 ........................................ 15,000,000   5,066,730
   Tennessee Valley Authority, zero cpn., 4/15/42 ................................................  6,000,000   2,805,360
   Tennessee Valley Authority, 5.88%, 4/01/36 .................................................... 10,000,000  10,054,020
   Tennessee Valley Authority, 6.235%, 7/15/45 ...................................................  9,249,000   9,297,511
   Tennessee Valley Authority, 7.25%, 7/15/43 .................................................... 10,000,000  10,010,131
                                                                                                             ------------
   Total Other Agency Securities (Cost $95,054,016) ..............................................             96,679,485
                                                                                                             ------------
   Total Long Term Investments (Cost $408,294,731) ...............................................            415,786,865
                                                                                                             ------------
(f)Repurchase Agreement 2.2%
   Joint Repurchase Agreement, 6.047%, 1/02/01, (Maturity Value $9,573,397) (Cost $9,566,968) ....  9,566,968   9,566,968
   Barclays Capital Inc. (Maturity Value $940,108)
   Bear, Stearns & Co. Inc. (Maturity Value $537,352)
   BNP Paribas Corp. (Maturity Value $940,108)
   Chase Securities Inc. (Maturity Value $940,108)
   Dresdner Kleinwort Benson, North America LLC (Maturity Value $940,108)
   Goldman, Sachs & Co. (Maturity Value $940,108)
   Greenwich Capital Markets Inc. (Maturity Value $940,108)
   Lehman Brothers Inc. (Maturity Value $843,703)
   Nesbitt Burns Securities Inc. (Maturity value $940,108)
   SG Cowen Securities Corp. (Maturity Value $671,478)
   UBS Warburg LLC (Maturity Value $940,108)
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
                                                                                                             ------------
   Total Investments (Cost $417,861,699) 99.3% ...................................................            425,353,833
   Other Assets, less Liabilities .7% ............................................................              3,120,526
                                                                                                             ------------
   Net Assets 100.0% .............................................................................           $428,474,359
                                                                                                             ============
(f) See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

                                                                             211
Page
   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Statement of Investments, December 31, 2000

   Franklin Value Securities Fund                                                                    SHARES      VALUE
   ----------------------------------------------------------------------------------------------------------------------
   Common Stocks 93.9%
   Consumer Durables 7.1%
   Briggs & Stratton Corp. .......................................................................      6,000   $ 266,250
   D.R. Horton Inc. ..............................................................................     21,000     513,188
   Hasbro Inc. ...................................................................................     19,900     211,438
   La-Z-Boy Inc. .................................................................................     22,000     346,500
   Leggett & Platt Inc. ..........................................................................     20,000     378,750
   M/I Schottenstein Homes Inc. ..................................................................      8,000     193,500
                                                                                                             ------------
                                                                                                                1,909,626
                                                                                                             ------------
   Consumer Non-Durables 7.4%
   Block Drug Co. Inc., A ........................................................................      6,000     316,125
   DIMON Inc. ....................................................................................     40,000     220,000
   Standard Commercial Corp. .....................................................................     40,000     272,500
(a)Tommy Hilfiger Corp. ..........................................................................     50,000     490,625
(a)Tropical Sportswear International Corp. .......................................................     16,500     228,938
   Wolverine World Wide Inc. .....................................................................     28,700     437,675
                                                                                                             ------------
                                                                                                                1,965,863
                                                                                                             ------------
(a)Consumer Services .7%
   Aztar Corp. ...................................................................................     14,000     181,125
                                                                                                             ------------
(a)Distribution Services .2%
   Ultrak Inc. ...................................................................................     11,400      52,013
                                                                                                             ------------
   Electronic Technology 4.8%
(a)Advanced Micro Devices Inc. ...................................................................      9,000     124,312
   Cohu Inc. .....................................................................................     32,200     448,788
   Diebold Inc. ..................................................................................     17,000     567,375
(a)ESCO Technologies Inc. ........................................................................        600      12,413
(a)General Semiconductor Inc. ....................................................................     15,100      94,375
(a)SPACEHAB Inc. .................................................................................     13,500      34,594
                                                                                                             ------------
                                                                                                                1,281,857
                                                                                                             ------------
   Energy Minerals 2.8%
(a)Nuevo Energy Co. ..............................................................................     14,000     242,375
   USX-Marathon Group Inc. .......................................................................     18,000     499,500
                                                                                                             ------------
                                                                                                                  741,875
                                                                                                             ------------
   Finance 23.0%
   Allstate Corp. ................................................................................     16,500     718,781
   American General Corp. ........................................................................        800      65,200
   American National Insurance Co. ...............................................................      9,100     664,300
   Harleysville Group Inc. .......................................................................     14,400     421,200
   Household International Inc. ..................................................................     10,000     550,000
   John Hancock Financial Services Inc. ..........................................................      2,200      82,775
   Manulife Financial Corp. (Canada) .............................................................     12,000     376,500
   National Commerce Bancorp. ....................................................................     30,000     742,500
(a)PBOC Holdings Inc. ............................................................................     16,000     152,500
   Penn-America Group Inc. .......................................................................      9,500      72,438
   The PMI Group Inc. ............................................................................      4,700     318,130
   Presidential Life Corp. .......................................................................     39,500     590,030
(a)Professionals Group Inc. ......................................................................     13,750     330,859
   Reinsurance Group of America Inc. .............................................................      4,900     173,950
   StanCorp Financial Group Inc. .................................................................      4,000     191,000
   Washington Mutual Inc. ........................................................................     13,000     689,812
                                                                                                             ------------
                                                                                                                6,139,975
                                                                                                             ------------
   Health Technology .8%
   West Pharmaceutical Services Inc. .............................................................      8,500     208,781
                                                                                                             ------------


212
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000


Franklin Value Securities Fund                              SHARES            VALUE
------------------------------------------------------------------------------------
Common Stocks (cont.)
Industrial Services 7.9%
(a)Atwood Oceanics Inc. .........................           11,000      $   481,910
   ENSCO International Inc. .....................           12,000          408,750
(a)R&B Falcon Corp. .............................           19,500          447,281
(a)Rowan Cos. Inc. ..............................           14,000          378,000
   Santa Fe International Corp. .................           12,000          384,750
                                                                      -------------
                                                                          2,100,691
                                                                      -------------
 Non-Energy Minerals 3.7%
 Commonwealth Industries Inc. ...................           10,000           45,000
(a)Lone Star Technologies Inc. ..................           10,500          404,250
   LTV Corp. ....................................           33,000           11,344
   Nucor Corp. ..................................            3,500          138,906
   Reliance Steel & Aluminum Co. ................           15,500          383,625
                                                                      -------------
                                                                            983,125
                                                                      -------------
   Process Industries 2.3%
   Myers Industries Inc. ........................           22,000          319,000
   Sherwin-Williams Co. .........................            8,000          210,500
   Tuscarora Inc. ...............................            6,000           79,500
                                                                      -------------
                                                                            609,000
                                                                      -------------
   Producer Manufacturing 18.3%
   Baldor Electric Co. ..........................           10,500          221,813
(a)Cable Design Technologies Corp. ..............           18,500          311,031
   CIRCOR International Inc. ....................           10,500          105,000
   Dana Corp. ...................................           10,000          153,125
   Federal Signal Corp. .........................           13,500          264,938
   Graco Inc. ...................................            9,000          372,375
   JLG Industries Inc. ..........................           50,000          531,250
   Kaydon Corp. .................................           13,500          335,812
   Lancaster Colony Corp. .......................           16,000          449,000
(a)Mueller Industries Inc. ......................           18,000          482,625
   Superior Industries International Inc. .......           10,500          331,405
   Teleflex Inc. ................................           10,000          441,875
   Timken Co. ...................................           28,000          423,500
(a)Tower Automotive Inc. ........................           33,500          301,500
   Watts Industries Inc., A .....................           12,000          166,500
                                                                      -------------
                                                                          4,891,749
                                                                      -------------
   Retail Trade 5.3%
   Family Dollar Stores Inc. ....................           30,000          643,125
   Schultz Sav-O Stores Inc. ....................            3,800           40,850
   The TJX Companies Inc. .......................           26,000          721,500
                                                                      -------------
                                                                          1,405,475
                                                                      -------------
   Technology Services 1.4%
   Reynolds & Reynolds Co., A ...................           18,500          374,625
                                                                      -------------
   Transportation 8.2%
   Airborne Inc. ................................           11,000          107,250
(a)Atlantic Coast Airlines Holdings Inc. ........            4,000          163,501
   Delta Air Lines Inc. .........................            5,000          250,938
   Kenan Transport Co. ..........................            4,300          105,619
(a)Midwest Express Holdings .....................           20,000          293,750
   Teekay Shipping Corp. (Bahamas) ..............           19,000          722,000
   Tidewater Inc. ...............................           12,000          532,500
                                                                      -------------
                                                                          2,175,558

                                                                      -------------
   Total Long Term Investments (Cost $21,628,918)                        25,021,338
                                                                      -------------

                                                                             213
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

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)

Franklin Value Securities Fund                                                                SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------
(b)Short Term Investments 5.3%
   Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $1,422,953)            1,422,953      $ 1,422,953
                                                                                                           -------------
   Total Investments (Cost $23,051,871) 99.2% ....................................                            26,444,291
   Other Assets, less Liabilities .8% ............................................                               219,583
                                                                                                           -------------
   Net Assets 100.0% .............................................................                           $26,663,874
                                                                                                           =============

(a)Non-income producing

(b)See Note 3 regarding investments in the "Sweep Money Fund."

                       See notes to financial statements.
214
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

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000

                                                                                                        PRINCIPAL
 Franklin Zero Coupon Fund - 2005                                                                         AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   U.S. Government and Agency Securities 88.7%
   FHLB, Strip, A-1, 8/25/02 ....................................................................      $ 1,000,000      $   911,375
   FHLB, Strip, A-1P, 2/25/04 ...................................................................          800,000          669,548
   FICO, Strip, 3/26/05 .........................................................................        5,000,000        3,928,860
   FICO, Strip, 10/06/05 ........................................................................       11,400,000        8,713,054
   FICO, Strip, 1, 5/11/05 ......................................................................        3,500,000        2,730,210
   FICO, Strip, 19, 12/06/05 ....................................................................       10,000,000        7,570,820
   FNMA, Strip, 2/12/08 .........................................................................          120,000           78,491
   FNMA, Strip, 1, 8/01/04 ......................................................................          450,000          368,449
   FNMA, Strip, 1, 2/12/05 ......................................................................        1,000,000          789,875
   FNMA, Strip, 1, 8/12/05 ......................................................................          875,000          672,109
   FNMA, Strip, 1, 2/01/06 ......................................................................        4,307,000        3,215,253
   FNMA, Strip, 1, 2/12/06 ......................................................................          250,000          186,210
   FNMA, Strip, 1, 2/01/08 ......................................................................        1,730,000        1,143,347
   FNMA, Strip, 9, 8/01/06 ......................................................................          530,000          384,649
   REFCO, Strip, 1/15/06 ........................................................................        6,500,000        4,977,668
   REFCO, Strip, 4/15/06 ........................................................................        3,000,000        2,262,831
   Tennessee Valley Authority, Strip, 10/15/04 ..................................................        6,200,000        4,965,233
   Tennessee Valley Authority, Strip, 4/15/05 ...................................................        2,260,000        1,750,101
   Tennessee Valley Authority, Strip, 10/15/05 ..................................................        1,000,000          753,809
   U.S. Treasury, Strip, 2/15/06 ................................................................       11,900,000        9,195,547
                                                                                                                          ---------

   Total U.S. Government and Agency Securities (Cost $50,305,046) ...............................                        55,267,439
                                                                                                                         ----------
   Other Securities - AAA Rated 5.8%
   Exxon Capital Corp., 11/15/04 ................................................................        1,500,000        1,206,021
   International Bank for Reconstruction and Development, 2/15/07 ...............................          541,000          373,847
   International Bank for Reconstruction and Development, 8/15/07 ...............................        2,500,000        1,673,498
   International Bank for Reconstruction and Development, 2, 2/15/07 ............................          459,000          317,183
                                                                                                                          ---------
   Total Other Securities - AAA Rated (Cost $3,406,580) .........................................                         3,570,549
                                                                                                                          ---------
   Other Securities - A+ Rated 4.3%
   Diageo PLC, 1/06/04 (Cost $2,645,423) ........................................................        3,250,000        2,695,838
                                                                                                                          ---------
   Total Long Term Investments (Cost $56,357,049) ...............................................                        61,533,826
                                                                                                                          ---------
(f)Repurchase Agreement 1.5%
   Joint Repurchase Agreement, 6.047%, 1/02/01, (Maturity Value $936,670) (Cost $936,041) .......          936,041          936,041
    Barclays Capital Inc. (Maturity Value $91,981)
    Bear, Stearns & Co. Inc. (Maturity Value $52,566)
    BNP Paribas Corp. (Maturity Value $91,981)
    Chase Securities Inc. (Maturity Value $91,981)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $91,981)
    Goldman, Sachs & Co. (Maturity Value $91,981)
    Greenwich Capital Markets Inc. (Maturity Value $91,981)
    Lehman Brothers Inc. (Maturity Value $82,549)
    Nesbitt Burns Securities Inc. (Maturity Value $91,981)
    SG Cowen Securities Corp. (Maturity Value $65,707)
    UBS Warburg LLC (Maturity Value $91,981)
     Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
                                                                                                                          ---------
   Total Investments (Cost $57,293,090) 100.3% ..................................................                        62,469,867
   Other Assets, less Liabilities (.3)% .........................................................                         (181,563)
                                                                                                                          ---------
   Net Assets 100.0% ............................................................................                       $62,288,304
              =====                                                                                                     ===========


(f)See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

                                                                             215
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

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000

                                                                                                       PRINCIPAL
 Franklin Zero Coupon Fund - 2010                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   U.S. Government and Agency Securities 89.1%
   FICO, Strip, 3/26/10 .........................................................................   $    860,000      $    496,277
   FICO, Strip, 3, 5/30/10 ......................................................................      2,000,000         1,141,080
   FICO, Strip, 12, 6/06/09 .....................................................................      4,550,000         2,766,204
   FICO, Strip, 19, 6/06/10 .....................................................................      9,800,000         5,585,520
   FICO, Strip, A, 8/08/10 ......................................................................      7,000,000         3,947,685
   FNMA, Strip, 8/12/09 .........................................................................      1,975,000         1,169,781
   FNMA, Strip, 8/01/10 .........................................................................      8,250,000         4,647,497
   FNMA, Strip, 8/12/10 .........................................................................      1,230,000           691,659
   REFCO, Strip, 10/15/10 .......................................................................     20,000,000        11,601,820
   Sallie Mae, 5/15/14 ..........................................................................      8,650,000         2,921,814
   Tennessee Valley Authority, Strip, 1/01/10 ...................................................        412,000           236,187
   Tennessee Valley Authority, Strip, 4/15/10 ...................................................     12,000,000         6,747,300
   Tennessee Valley Authority, Strip, 10/15/10 ..................................................      1,320,000           719,870
   Tennessee Valley Authority, Strip, 10/15/11 ..................................................      7,295,000         3,697,828
   U.S. Treasury, Strip, 11/15/10 ...............................................................      7,000,000         4,181,688
                                                                                                                      ------------

   Total U.S. Government and Agency Securities (Cost $43,735,942) ...............................                       50,552,210
                                                     -----------                                                        ----------
   Other Securities - AAA Rated 10.0%
   International Bank for Reconstruction and Development, 2/15/11 ...............................      1,392,000           735,724
   International Bank for Reconstruction and Development, 2/15/12 ...............................      2,800,000         1,376,138
   International Bank for Reconstruction and Development, 2/15/13 ...............................      3,287,000         1,499,575
   International Bank for Reconstruction and Development, 8/15/13 ...............................      4,100,000         1,805,381
   International Bank for Reconstruction and Development, 2, 2/15/11 ............................        500,000           264,269
                                                                                                                      ------------
   Total Other Securities - AAA Rated (Cost $5,110,244) .........................................                        5,681,087
                                                                                                                      ------------
   Total Long Term Investments (Cost $48,846,186) ...............................................                       56,233,297
                                                                                                                      ------------
(f)Repurchase Agreement 1.0%
   Joint Repurchase Agreement, 6.047%, 1/02/01 (Maturity Value $558,550) (Cost $558,175) ........        558,175           558,175
    Barclays Capital Inc. (Maturity Value $54,850) ...............................................
    Bear, Stearns & Co. Inc. (Maturity Value $31,346)
    BNP Paribas Corp. (Maturity Value $54,850) ...................................................
    Chase Securities Inc. (Maturity Value $54,850)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $54,850) ........................
    Goldman, Sachs & Co. (Maturity Value $54,850) ................................................
    Greenwich Capital Markets Inc. (Maturity Value $54,850) ......................................
    Lehman Brothers Inc. (Maturity Value $49,225) ................................................
    Nesbitt Burns Securities Inc. (Maturity Value $54,850) .......................................
    SG Cowen Securities Corp. (Maturity Value $39,179) ...........................................
    UBS Warburg LLC (Maturity Value $54,850) .....................................................
     Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
                                                                                                                      ------------
   Total Investments (Cost $49,404,361) 100.1% ..................................................                       56,791,472
   Other Assets, less Liabilities (.1)% .........................................................                          (71,045)
                                                                                                                      ------------
   Net Assets 100.0% ............................................................................                     $ 56,720,427
                                                                                                                      ============

(f)See Note 1(c) regarding joint repurchase agreement.


                       See notes to financial statements.
216
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
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000



                                                                                 SHARES/
  Mutual Discovery Securities Fund                 COUNTRY                       RIGHTS         VALUE
--------------------------------------------------------------------------------------------------------
   Common Stocks and Rights 72.8%
   Aerospace & Defense .5%
(a)European Aeronautic Defense & Space Co.       Netherlands                     21,622      $  480,295
   Honeywell International Inc. .............   United States                     9,250         437,641
(a)Litton Industries Inc. ...................   United States                       510          40,131
                                                                                             ----------
                                                                                                958,067
                                                                                             ----------
   Auto Components 1.5%
   Delphi Automotive Systems Corp. ..........   United States                   152,658       1,717,402
   TRW Inc. .................................   United States                    31,900       1,236,125
                                                                                             ----------
                                                                                              2,953,527
                                                                                             ----------
   Banks 2.4%
   Anglo Irish Bank Corp. PLC ...............   Irish Republic                  126,400         371,026
   Bank of Ireland ..........................   Irish Republic                  122,625       1,214,588
(a)Dexia ....................................       Belgium                       8,600       1,562,344
(a)Dexia, Strip .............................       Belgium                       6,300             118
   DNB Holding ASA ..........................        Norway                     141,300         761,099
   Greenpoint Financial Corp. ...............    United States                   16,064         657,620
                                                                                             ----------
                                                                                              4,566,795
                                                                                             ----------
   Beverages 3.4%
   Brown-Forman Corp., A ....................    United States                    2,900         193,575
   Brown-Forman Corp., B ....................    United States                   33,900       2,254,350
(a)Carlsberg AS, B ..........................       Denmark                      23,000       1,353,979
   Coca-Cola West Japan Co. Ltd. ............        Japan                       35,530         850,915
   Diageo PLC ...............................    United Kingdom                  94,350       1,050,009
   Diageo PLC, ADR ..........................    United Kingdom                   2,300         102,062
   Fraser and Neave Ltd. ....................       Singapore                     4,700          18,160
(a)Grolsch NV ...............................      Netherlands                   25,000         558,617
   South African Breweries PLC ..............    United Kingdom                  14,900         104,890
                                                                                             ----------
                                                                                              6,486,557
                                                                                             ----------
   Chemicals 2.0%
   ChemFirst Inc. ...........................    United States                   24,600         542,737
   Imperial Chemical Industries PLC .........    United Kingdom                  72,300         596,713
(a)Syngenta AG ..............................     Switzerland                    28,700       1,540,821
   Union Carbide Corp. ......................    United States                   22,025       1,185,220
                                                                                             ----------
                                                                                              3,865,491
                                                                                             ----------
(a)Commercial Services & Supplies 3.2%
   Cendant Corp. ............................    United States                   80,400         773,850
   Chubb PLC ................................    United Kingdom                 715,490       1,667,335
   Kidde PLC ................................    United Kingdom               1,066,990       1,131,654
   MDC Corp. Inc., A ........................       Canada                      133,515       1,000,029
   Republic Services Inc. ...................    United States                   86,100       1,479,844
                                                                                             ----------
                                                                                              6,052,712
                                                                                             ----------
   Computers & Peripherals .4%
(a)Apple Computer Inc. ......................    United States                   18,200         270,725
   Compaq Computer Corp. ....................    United States                   32,000         481,600
                                                                                             ----------
                                                                                                752,325
                                                                                             ----------
   Construction & Engineering 2.8%
   Acciona SA ...............................       Spain                        43,700       1,600,086
   Actividades de Construcciones y Servicios        Spain                        12,700         299,278
   Fomento de Construcciones y Contratas SA .       Spain                        21,200         402,054
   Vinci SA .................................      France                        50,080       3,079,662
                                                                                             ----------
                                                                                              5,381,080
                                                                                             ----------
(a)Construction Materials .2%
   Ciments Francais SA ......................      France                         8,600         444,077
                                                                                             ----------

                                                                             217
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
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)

                                                                          SHARES/
Mutual Discovery Securities Fund                 COUNTRY                  RIGHTS         VALUE
-------------------------------------------------------------------------------------------------
   Common Stocks and Rights (cont.)
   Containers & Packaging 1.2%
   Kinnevik AB, B ............................      Sweden                99,387      $ 1,906,528
(a)Pactiv Corp. ..............................   United States            34,740          429,908
                                                                                      -----------
                                                                                        2,336,436
                                                                                      -----------
   Diversified Financials 8.5%
   Bear Stearns Cos. Inc. ....................   United States            20,612        1,044,771
   CIT Group Inc., A .........................   United States            25,000          503,125
   Investor AB, A ............................       Sweden              148,600        2,236,363
   Investor AB, B ............................       Sweden              154,175        2,303,924
   Investors Group Inc. ......................       Canada               57,100          986,515
   Invik & Co. AB, B .........................       Sweden               24,256        1,979,452
   Irish Life & Permanent PLC ................   Irish Republic          259,800        3,211,456
   Lehman Brothers Holdings Inc. .............    United States            4,200          284,025
(a)MFN Financial Corp. .......................    United States           20,281           91,265
   Moody's Corp. .............................    United States           44,200        1,135,388
   Pargesa Holdings SA .......................     Switzerland               972        1,889,417
   Power Corp. of Canada .....................       Canada               15,600          384,288
   Power Financial Corp. .....................       Canada               10,900          252,906
(a)Schroders PLC .............................   United Kingdom            6,200          107,527
                                                                                      -----------
                                                                                       16,410,422
                                                                                      -----------
   Diversified Telecommunication Services 2.4%
   AT&T Corp. ................................   United States            17,590          304,527
   BellSouth Corp. ...........................   United States            16,700          683,656
   Centurytel Inc. ...........................   United States            18,000          643,500
(a)Citizens Communications Co., B ............   United States            12,812          168,157
   SBC Communications Inc. ...................   United States            11,800          563,450
   Sprint Corp. (FON Group) ..................   United States            22,700          461,094
   Telephone & Data Systems Inc. .............   United States            20,600        1,854,000
                                                                                      -----------
                                                                                        4,678,384
                                                                                      -----------
   Electric Utilities .7%
   E.On AG ...................................      Germany               12,600          766,554
   Endesa SA .................................       Spain                30,100          512,909
   Endesa SA, ADR ............................       Spain                 2,800           46,725
                                                                                      -----------
                                                                                        1,326,188
                                                                                      -----------
(a)Electrical Equipment .9%
   Thermo Electron Corp. .....................   United States            55,400        1,648,150
                                                                                      -----------
(a)Electronic Equipment & Instruments .1%
   Amphenol Corp., A .........................   United States             4,500          176,344
                                                                                      -----------
   Food & Drug Retailing 1.4%
   Albertson's Inc. ..........................   United States            32,000          848,000
(a)Brunos Inc. ...............................   United States             2,247          213,465
   GIB Group SA ..............................      Belgium               39,900        1,666,980
                                                                                      -----------
                                                                                        2,728,445
                                                                                      -----------
   Food Products 1.7%
   Associated British Foods PLC ..............   United Kingdom           82,300          617,468
(a)Cadbury Schweppes PLC .....................   United Kingdom           78,300          539,794
   Earthgrains Co. ...........................   United States            17,400          321,900
   Farmer Brothers Co. .......................   United States             7,000        1,452,500
   Orkla ASA .................................       Norway               11,100          219,017
   Weetabix Ltd., A ..........................   United Kingdom              700           28,233
                                                                                      -----------
                                                                                        3,178,912
                                                                                      -----------
   Hotels Restaurants & Leisure 1.4%
(a)Fine Host Corp. ...........................   United States            49,920          494,208
(a)Moevenpick Holding AG, Br ..................   Switzerland              1,546          763,221


218
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
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)

                                                                              SHARES/
Mutual Discovery Securities Fund                       COUNTRY                RIGHTS         VALUE
-----------------------------------------------------------------------------------------------------
   Common Stocks and Rights (cont.)
   Hotels Restaurants & Leisure (cont.)
(a)P & O Princess Cruises PLC ....................   United Kingdom          138,500      $   584,471
   Thistle Hotels PLC ............................   United Kingdom          440,700          766,944
                                                                                          -----------
                                                                                            2,608,844
                                                                                          -----------
   Household Durables .3%
   Sanyo Electric Co. Ltd. .......................      Japan                 64,900          539,886
                                                                                          -----------
   Household Products .2%
   Clorox Co. ....................................   United States             8,900          315,950
                                                                                          -----------
   Industrial Conglomerates .2%
   Remgro Ltd. ...................................   South Africa             63,536          434,764
                                                                                          -----------
   Insurance 4.6%
(a)Alleghany Corp. ...............................   United States             3,015          619,582
   Allmerica Financial Corp. .....................   United States            15,400        1,116,500
(a)Berkshire-Hathaway Inc., A ....................   United States                26        1,846,000
(a)Berkshire-Hathaway Inc., B ....................   United States               120          282,480
   Hartford Financial Services Group Inc. ........   United States             3,300          233,063
   Industrial Alliance Life Insurance Co. ........      Canada                13,530          366,175
   Jefferson-Pilot Corp. .........................   United States             7,400          553,150
   MBIA Inc. .....................................   United States            17,100        1,267,538
   Old Republic International Corp. ..............   United States            38,900        1,244,800
(a)Pohjola Group Insurance Corp., B ..............      Finland               30,300        1,337,020
                                                                                          -----------
                                                                                            8,866,308
                                                                                          -----------
(a)Internet Software & Services
   DecisionOne Corp. .............................   United States             5,288           26,440
                                                                                          -----------
   Machinery 1.6%
   Atle AB .......................................      Sweden                15,300          203,503
(a)Consorcio G Grupo Dina SA de CV, L, ADR .......      Mexico                31,840            5,970
   Sulzer AG .....................................   Switzerland               4,100        2,957,667
                                                                                          -----------
                                                                                            3,167,140
                                                                                          -----------
   Marine .4%
   Peninsular & Oriental Steam Navigation Co. ....   United Kingdom          159,100          752,804
                                                                                          -----------
   Media 12.2%
   Asatsu DK Inc. ................................       Japan                 8,900          214,317
(a)AT&T Corp. - Liberty Media Group, A ...........   United States           126,700        1,718,369
(a)Clear Channel Communications Inc. .............   United States            19,700          954,219
(a)Comcast Corp., A ..............................   United States            11,200          467,600
(a)Compania de Distribucion Intefral Logista SA          Spain                31,200          417,414
(a)Fox Entertainment Group Inc., A ...............   United States            21,900          391,463
   Gannett Co. Inc. ..............................   United States             1,300           81,981
(a)General Motors Corp., H .......................   United States            26,635          612,605
   Harcourt General Inc. .........................   United States             7,500          429,000
   Lagardere SCA .................................       France               81,734        4,742,295
(a)Modern Times Group AB .........................       Sweden               69,300        1,836,151
   NV Holdingsmig de Telegraaf ...................    Netherlands             63,478        1,287,284
   Scripps Co., A ................................   United States            32,700        2,056,013
(a)Studio Canal ..................................      France                   100              976
   Tribune Co. ...................................   United States            13,100          553,475
   True North Communications Inc. ................   United States             6,100          259,250
   TVA Group Inc., B .............................      Canada               106,300        1,026,198
   United Business Media PLC .....................   United Kingdom           89,300        1,131,207
(a)USA Networks Inc. .............................   United States            54,600        1,061,288
(a)Vivendi Universal SA ..........................      France                27,800        1,829,617
   Washington Post Co., B ........................   United States             3,821        2,357,079
                                                                                          -----------
                                                                                           23,427,801
                                                                                          -----------
(a)Multiline Retail 1.2%
   Federated Department Stores Inc. ..............   United States            65,500        2,292,500
                                                                                          -----------

                                                                             219
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
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)


                                                                               SHARES/
Mutual Discovery Securities Fund                       COUNTRY                 RIGHTS         VALUE
-----------------------------------------------------------------------------------------------------
   Common Stocks and Rights (cont.)
   Multi-Utilities 2.3%
   Suez Lyonnaise des Eaux SA ....................      France                24,679      $ 4,506,554
(a)Suez Lyonnaise des Eaux SA, Strip .............      France                 8,300               78
                                                                                          -----------
                                                                                            4,506,632
                                                                                          -----------
   Mutual Funds & Unit Trusts .2%
   MSDW Asia Pacific Fund ........................   United States            54,300          471,731
                                                                                          -----------
   Oil & Gas 3.1%
(a)Abraxas Petroleum Corp. .......................   United States            10,135           44,341
(a)Abraxas Petroleum Corp., rts., 11/01/04 .......   United States            10,135            1,267
   Burlington Resources Inc. .....................   United States             3,300          166,650
   Conoco Inc., A ................................   United States            21,500          615,437
(a)Gulf Canada Resources Ltd. ....................      Canada               130,100          658,631
(a)Gulf Canada Resources Ltd., fgn ...............      Canada                27,600          140,573
   Royal Dutch Petroleum Co., Br .................    Netherlands             10,700          655,584
   Shell Transport & Trading Co. PLC .............   United Kingdom          165,600        1,354,376
   Total Fina Elf SA, B ..........................      France                10,098        1,501,716
   Total Fina Elf SA, B, ADR .....................      France                10,770          782,844
                                                                                          -----------
                                                                                            5,921,419
                                                                                          -----------
   Paper & Forest Products 2.7%
   Abitibi-Consolidated Inc. .....................      Canada                60,100          552,184
   Boise Cascade Corp. ...........................   United States            25,800          867,525
   Georgia-Pacific Timber Corp. ..................   United States            31,500          943,031
   International Paper Co. .......................   United States            26,800        1,093,775
   Mead Corp. ....................................   United States            52,900        1,659,738
                                                                                          -----------
                                                                                            5,116,253
                                                                                          -----------
   Pharmaceuticals .4%
   Ono Pharmaceutical Co. Ltd. ...................      Japan                 12,300          481,445
   Taisho Pharmaceutical Co. Ltd. ................      Japan                  9,300          251,637
                                                                                          -----------
                                                                                              733,082
                                                                                          -----------
   Real Estate .8%
   Cheung Kong Holdings Ltd. .....................     Hong Kong              82,900        1,060,177
(a,d)Security Capital European Realty ............    Luxembourg              13,770          200,560
   Ventas Inc. ...................................   United States            50,300          282,938
                                                                                          -----------
                                                                                            1,543,675
                                                                                          -----------
   Road & Rail 3.0%
   Burlington Northern Santa Fe Corp. ............    United States           25,400          719,137
   FirstGroup PLC ................................   United Kingdom          107,200          398,339
   Florida East Coast Industries Inc., A .........    United States           25,000          896,875
   Florida East Coast Industries Inc., B .........    United States            1,400           47,863
   Railtrack Group PLC ...........................   United Kingdom          286,398        3,788,379
                                                                                          -----------
                                                                                            5,850,593
                                                                                          -----------
   Textiles & Apparel .6%
   Compagnie Financiere Richemont AG, A, Br ......    Switzerland                442        1,182,394
                                                                                          -----------
   Tobacco 3.1%
(a)Altadis SA ....................................       Spain                92,800        1,437,571
   Austria Tabak AG ..............................      Austria                6,700          371,443
   British American Tobacco PLC ..................   United Kingdom          124,600          945,067
   Gallaher Group PLC ............................   United Kingdom          262,150        1,679,972
   Gallaher Group PLC, ADR .......................   United Kingdom            7,100          174,838
   Korea Tobacco & Ginseng Corp. .................    South Korea              8,300          124,664
   Philip Morris Cos. Inc. .......................   United States            20,800          915,200
(a)Swedish Match AB ..............................      Sweden                77,900          303,823
                                                                                          -----------
                                                                                            5,952,578
                                                                                          -----------
   Trading Companies & Distributors .8%
   Trelleborg AB, B ..............................      Sweden               209,641        1,510,846
                                                                                          -----------

220
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
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)

                                                                               SHARES/
Mutual Discovery Securities Fund                    COUNTRY                     RIGHTS         VALUE
--------------------------------------------------------------------------------------------------------
   Common Stocks and Rights (cont.)
   Transportation Infrastructure .2%
   Associated British Ports Holdings PLC .........   United Kingdom              74,800      $   408,957
                                                                                             -----------
(a)Wireless Telecommunication Services .2%
   Arch Wireless Inc. ............................    United States              46,114           28,821
   VoiceStream Wireless Corp. ....................    United States               2,750          276,719
                                                                                             -----------
                                                                                                 305,540
                                                                                             -----------
   Total Common Stocks and Rights (Cost $121,201,354)                                        139,880,049
                                                                                             -----------
   Preferred Stocks .1%
   Finova Finance Trust, 5.50%, cvt. pfd .........   United States                1,980           17,820
(a)Henkel KGAA, pfd ..............................      Germany                   3,300          213,777
                                                                                             -----------
   Total Preferred Stocks (Cost $212,729) ........                                               231,597
                                                                                             -----------

                                                                               PRINCIPAL
                                                                                 AMOUNT*
                                                                                --------
   Corporate Bonds and Notes 2.9%
   Abraxas Petroleum Corp., 11.50%, 11/01/04 .....   United States           $   109,000          93,195
   Arch Paging, Tranche B-1, Term Loan 6/30/06 ...   United States               669,473         468,631
   DecisionOne Corp., Term Loan ..................   United States               199,753         165,795
   Eurotunnel Finance Ltd., Equity Note, 12/31/03    United Kingdom              113,008GBP       65,837
   Eurotunnel PLC:
    12/31/18, Tier 2 .............................   United Kingdom              456,578GBP      491,069
    12/31/25, Tier 3 .............................   United Kingdom              403,000GBP      337,123
    12/31/50, Resettable Advance R5 ..............   United Kingdom              172,449GBP       79,858
    Stabilization Advance S8, Tier 1 .............   United Kingdom               94,726GBP       35,375
    Stabilization Advance S8, Tier 2 .............   United Kingdom               92,382GBP       26,220
   Eurotunnel SA:
    12/31/18, Tier 2 (Libor) .....................       France                  103,401EUR       68,926
    12/31/18, Tier 2 (Pibor) .....................       France                   18,558EUR       12,371
    Stabilization Advance S6, Tier 1 (Pibor) .....       France                   25,555EUR        5,998
    Stabilization Advance S6, Tier 2 .............       France                   51,968EUR        9,270
    Stabilization Advance S7, Tier 1 (Libor) .....       France                   40,913EUR        9,603
   Finova Capital Corp.:
    9.125%, 2/27/02 ...............................   United States               25,000          16,125
    6.12%, 5/28/02 ................................   United States               30,000          19,350
    6.50%, 7/28/02 ................................   United States               10,000           6,450
    6.39%, 10/08/02 ...............................   United States               50,000          32,250
    6.25%, 11/01/02 ...............................   United States               90,000          58,050
    6.54%, 11/15/02 ...............................   United States               16,000           9,804
    5.99%, 1/10/03 ................................   United States               24,000          15,000
    6.11%, 2/18/03 ................................   United States              427,000         266,875
    7.30%, 9/22/03 ................................   United States               15,000           9,375
    6.33%, 11/24/03 ...............................   United States               40,000          25,000
    6.00%, 1/07/04 ................................   United States               70,000          42,700
    6.125%, 3/15/04 ...............................   United States              133,000          81,130
    7.125%, 5/17/04 ...............................   United States              140,000          85,400
    7.429%, 10/14/04 ..............................   United States               40,000          24,400
    7.25%, 11/08/04 ...............................   United States              415,000         253,150
    6.375%, 5/15/05 ...............................   United States               80,000          47,200
    7.40%, 5/06/06 ................................   United States               50,000          29,324
    7.40%, 6/01/07 ................................   United States               10,000           5,750
    7.625%, 9/21/09 ...............................   United States               75,000          43,125
    FRN, 6.7975%, 6/18/03 .........................   United States               75,000          46,875
    Revolver 1 ....................................   United States              150,000          98,438
    Revolver 2 ....................................   United States              124,000          77,810
   Fremont General Corp., Series B, 7.875%, 3/17/09   United States               45,000          21,488
   Greyhound Financial Corp.:
   7.25%, 4/01/01 ................................    United States               20,000          13,800
   Series B, 7.82%, 1/27/03 ......................    United States               30,000          18,750

                                                                            221
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

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)

                                                                                                         PRINCIPAL
Mutual Discovery Securities Fund                                                      COUNTRY             AMOUNT*           VALUE
------------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes (cont.)
       La Quinta Inns Inc.:
        7.25%, 3/15/04 ........................................................    United States     $      43,000    $      34,400
        7.33%, 4/01/08 ........................................................    United States           100,000           71,500
       Meditrust Corp.:
        7.114%, 8/15/04 .......................................................    United States           330,000          237,600
        7.62%, 9/13/05 ........................................................    United States            10,000            7,078
        7.00%, 8/15/07 ........................................................    United States            90,000           65,250
        7.82%, 9/10/26 ........................................................    United States           325,000          269,750
       MFN Financial Corp.:
        Series A, 10.00%, 3/23/01 .............................................    United States           118,479          116,406
        Series B, FRN, 10.9588%, 3/23/01 ......................................    United States           113,476          111,490
       PG & E Corp., 7.05%, 3/01/24 ...........................................    United States            60,000           46,420
       Service Corp. International:
        6.30%, 3/15/03 ........................................................    United States           280,000          183,400
        7.375%, 4/15/04 .......................................................    United States           165,000          101,475
        6.00%, 12/15/05 .......................................................    United States           250,000          137,500
        7.20%, 6/01/06 ........................................................    United States            20,000           10,850
        6.875%, 10/01/07 ......................................................    United States           110,000           58,850
        7.70%, 4/15/09 ........................................................    United States           380,000          203,300
       Southern California Edison Co., 7.125%, 7/15/25 ........................    United States            25,000           19,625
       Southwest Royalties Inc., Series B, 10.50%, 10/15/04 ...................    United States           435,000          370,838
       Ventas Inc.:
        Tranche A, Term Loan 12/31/02 .........................................    United States            44,142           42,111
        Tranche B, Term Loan 12/31/05 .........................................    United States           223,153          205,301
        Tranche C, Term Loan 12/31/07 .........................................    United States            66,656           61,324
       Vlasic Foods International Inc., 10.25%, 7/01/09 .......................    United States           246,000           43,050
                                                                                                                      -------------
       Total Corporate Bonds and Notes (Cost $5,759,023) ......................                                           5,614,408
                                                                                                                      -------------
  (a,c)Bonds and Notes in Reorganization 2.4%
       Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11 ....................    United States            20,000            5,000
       Altos Hornos de Mexico SA:
        5.50%, 12/15/01 .......................................................        Mexico               10,000            3,150
        Series A, 11.375%, 4/30/02 ............................................        Mexico              179,000           59,070
        Series B, 11.875%, 4/30/04 ............................................        Mexico              215,000           70,950
        Tranche A, Term Loan ..................................................        Mexico               47,468           15,664
       Consorcio G Grupo Dina SA de CV, cvt., 8.00%, 8/08/04 ..................        Mexico            2,745,000          137,250
       Crown Leasing, Bank Claim ..............................................        Japan            36,954,385JPY        22,651
       Dow Corning Corp., 9.375%, 2/01/08 .....................................    United States           300,000          391,500
       Genesis Health Ventures Inc.:
        Term Loan A ...........................................................    United States            29,004           17,983
        Term Loan B ...........................................................    United States            57,232           35,484
        Term Loan C ...........................................................    United States            57,251           35,496
       Harnischfeger Industries Inc.:
        8.90%, 3/01/22 ........................................................    United States           216,000           54,000
        8.70%, 6/15/22 ........................................................    United States           209,000           52,250
        7.25%, 12/15/25 .......................................................    United States           387,000           96,750
        6.875%, 2/15/27 .......................................................    United States           329,000           82,250
        Revolver ..............................................................    United States            94,050           23,513
       Laidlaw Inc.:
        7.70%, 8/15/02 ........................................................        Canada              305,000           86,925
        7.05%, 5/15/03 ........................................................        Canada               40,000           11,400
        7.875%, 4/15/05 .......................................................        Canada              150,000           42,750
        6.50%, 5/01/05 ........................................................        Canada               30,000            7,875
        7.65%, 5/15/06 ........................................................        Canada               65,000           18,525
        6.70%, 5/01/08 ........................................................        Canada               95,000           24,938
        8.75%, 4/15/25 ........................................................        Canada              179,000           51,015
        6.72%, 10/01/27 .......................................................        Canada              260,000           68,250
        Revolver ..............................................................        Canada              253,151          141,764

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

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)

                                                                                                         PRINCIPAL
Mutual Discovery Securities Fund                                                      COUNTRY             AMOUNT*           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  (a,c)Bonds and Notes in Reorganization (cont.)
       Loewen Group Inc.:
        144A, 6.70%, 10/01/99 .................................................        Canada        $     515,000    $     180,250
        Revolver ..............................................................        Canada              171,495           77,173
        Series 5, 6.10%, 10/01/02 .............................................        Canada              355,000CAD       101,631
        Term Loan .............................................................        Canada               56,500           25,425
       Loewen Group International Inc.:
        Series 3, 7.50%, 4/15/01 ..............................................        Canada              135,000           62,100
        Series 3, 7.75%, 10/15/01 .............................................        Canada               45,000           19,350
        Series 2, 8.25%, 4/15/03 ..............................................        Canada              130,000           59,800
        Series 6, 7.20%, 6/01/03 ..............................................        Canada              718,000          251,300
        Series 4, 8.25%, 10/15/03 .............................................        Canada              285,000          122,550
        Series 7, 7.60%, 6/01/08 ..............................................        Canada              490,000          171,500
       Multicare Companies Inc.:
        Revolver ..............................................................    United States            28,999           17,689
        Term Loan A ...........................................................    United States            34,727           21,184
        Term Loan B ...........................................................    United States            54,391           33,178
        Term Loan C ...........................................................    United States            18,017           10,990
       Nippon Credit Bank Ltd., Bank Claim ....................................        Japan            19,114,245JPY        26,780
       Nippon Total Finance, Bank Claim .......................................        Japan            20,629,040JPY        10,838
       Optel Inc.:
        13.00%, 2/15/05 .......................................................    United States           338,000          177,450
        11.50%, 7/01/08 .......................................................    United States            15,000            7,875
       Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17 ................    United States            10,000            2,500
       Safety Kleen Corp.:
        9.25%, 5/15/09 ........................................................    United States            31,000              465
        Revolver ..............................................................    United States            17,582            5,451
        Term Loan A ...........................................................    United States           108,133           33,521
        Term Loan B ...........................................................    United States            97,137           30,112
        Term Loan C ...........................................................    United States            97,137           30,112
       Safety Kleen Services, 9.25%, 6/01/08 ..................................    United States             3,000               45
       SFC New Holdings Inc., PIK, 13.25%, 8/15/03 ............................    United States           700,000          196,000
       United Companies Financial Corp., Revolver .............................    United States         1,199,266           77,952
       Vencor Inc.:
        9.875%, 5/01/05 .......................................................    United States           675,000          162,000
        Revolver ..............................................................    United States           126,169          116,076
        Term Loan A ...........................................................    United States           552,431          508,236
        Term Loan B ...........................................................    United States           361,464          332,547
        Tranche A, DIP Revolver, Term Loan, 1/31/01 ...........................    United States            51,390           50,877
        Tranche B, DIP Revolver, Term Loan, 1/31/01 ...........................    United States            25,000           24,750
                                                                                                                      -------------
       Total Bonds and Notes in Reorganization (Cost $6,649,380) ..............                                           4,504,110
                                                                                                                      -------------
       Short Term Investments 11.1%
       Den Danske Corp. Inc., 6.56%, 1/16/01 ..................................    United Kingdom        3,750,000        3,739,514
       Den Norske Bank, 6.47%, 1/22/01 ........................................        Norway            2,650,000        2,640,207
       Halifax Group PLC, 6.55%, 1/12/01 ......................................    United Kingdom        5,000,000        4,989,471
       Lloyds Tsb Group PLC, 6.40%, 1/18/01 ...................................    United Kingdom        5,000,000        4,984,466
       Swedbank, 6.50%, 1/16/01 ...............................................        Sweden            5,000,000        4,999,515
                                                                                                                      -------------
       Total Short Term Investments (Cost $21,337,227) ........................                                          21,353,173
                                                                                                                      -------------
       Government Agencies 10.0%
    (h)Fannie Mae, 6.31% - 6.34%, with maturities to 4/26/01 ..................    United States         7,000,000        6,888,911
    (h)Federal Home Loan Bank, 6.28% - 6.45%, with maturities to 5/04/01 ......    United States         9,200,000        9,100,305
       Federal Home Loan Mortgage Corp., 5.70% - 6.40%, with maturities to 2/22/01 United States         3,200,000        3,182,234
                                                                                                                      -------------
       Total Government Agencies (Cost $19,158,178) ...........................                                          19,171,450
                                                                                                                      -------------
       Total Investments (Cost $174,317,891) 99.3% ............................                                         190,754,787
       Securities Sold Short (1.0)% ...........................................                                          (1,999,168)
       Net Equity in Forward Contracts (1.0)% .................................                                          (1,893,949)
       Other Assets, less Liabilities 2.7% ....................................                                           5,224,247
                                                                                                                      -------------
       Total Net Assets 100.0% ................................................                                       $ 192,085,917
                                                                                                                      =============


                                                                            223
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

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)


Mutual Discovery Securities Fund                                                  COUNTRY            SHARES         VALUE
----------------------------------------------------------------------------------------------------------------------------

(a,i)Securities Sold Short
     ISSUER
----------------------------------------------------------------------------------------------------------------------------
     Deutsche Telekom AG ............................................                 Germany       1,100         $ 33,564
     Deutsche Telekom AG, ADR .......................................                 Germany       7,200          210,600
     Dow Chemical Co. ...............................................              United States   35,353        1,294,804
     General Electric Co. ...........................................              United States    9,600          460,200
                                                                                                             ---------------
     Total Securities Sold Short (Proceeds $2,135,063) ..............                                          $ 1,999,168
                                                                                                             ===============


Currency Abbreviations:
CAD  -Canadian Dollar
EUR  -European Unit
GBP  -British Pound
JPY  -Japanese Yen

(*)The principal amount is stated in U.S. dollars unless otherwise indicated.
(a)Non-income producing
(c)See Note 7 regarding defaulted securities.
(d)See Note 8 regarding restricted securities.
(h)See Note 1(i) regarding securities segregated with broker for securities sold short.
(i)See Note 1(i) regarding securities sold short.

                       See notes to financial statements.

224
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

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000



                                                                                                SHARES/
  Mutual Shares Securities Fund                                                  COUNTRY        RIGHTS          VALUE
------------------------------------------------------------------------------------------------------------------------
   Common Stocks and Rights 75.4%
   Aerospace & Defense 1.6%
   B.F. Goodrich Co. .............................................             United States    121,132      $ 4,406,177
(a)European Aeronautic Defense & Space Co. .......................              Netherlands      48,466        1,076,587
   Honeywell International Inc. ..................................            United States     35,500        1,679,594
(a)Litton Industries Inc. ........................................             United States      1,150           90,491
                                                                                                            ------------
                                                                                                               7,252,849
                                                                                                            ------------
   Auto Components 3.1%
   Borg Warner Inc. ..............................................             United States     31,655        1,266,200
   Delphi Automotive Systems Corp.................................             United States    549,460        6,181,425
(a)Lear Corp. ....................................................             United States    124,091        3,079,008
   TRW Inc. ......................................................             United States     82,306        3,189,358
                                                                                                            ------------
                                                                                                              13,715,991
                                                                                                            ------------
   Banks 3.1%
   Bank of Ireland ...............................................            Irish Republic    237,150        2,348,946
   Banknorth Group Inc............................................             United States    145,555        2,902,003
   Greenpoint Financial Corp. ....................................             United States     84,994        3,479,442
   Sovereign Bancorp Inc. ........................................             United States    277,300        2,253,063
   U.S. Bancorp. .................................................             United States     95,624        2,791,026
                                                                                                            ------------
                                                                                                              13,774,480
                                                                                                            ------------
   Beverages 1.2%
   Brown-Forman Corp., A .........................................             United States        600           40,050
   Brown-Forman Corp., B .........................................             United States     48,100        3,198,650
   Pepsi Bottling Group Inc. .....................................             United States     55,800        2,228,513
                                                                                                            ------------
                                                                                                               5,467,213
                                                                                                            ------------
(a)Building Products .6%
   American Standard Cos. Inc. ...................................             United States     56,450        2,783,691
                                                                                                            ------------
   Chemicals 2.7%
(a)Cytec Industries Inc...........................................             United States     67,800        2,707,762
   Imperial Chemical Industries PLC ..............................            United Kingdom    160,400        1,323,828
   Sensient Technologies Corp. ...................................             United States     60,300        1,371,825
(a)Syngenta AG....................................................              Switzerland      74,395        3,994,054
   Union Carbide Corp.............................................             United States     51,350        2,763,272
                                                                                                            ------------
                                                                                                              12,160,741
                                                                                                            ------------
   Commercial Services & Supplies 2.0%
(a)Cendant Corp. .................................................            United States     211,700        2,037,612
(a)Chubb PLC .....................................................           United Kingdom     274,860          640,517
   Galileo International Inc......................................            United States      35,730          714,600
(a)Kidde PLC......................................................           United Kingdom     332,960          353,139
(a)Republic Services Inc. ........................................            United States     311,500        5,353,906
                                                                                                            ------------
                                                                                                               9,099,774
                                                                                                            ------------
   Computers & Peripherals .6%
(a)Apple Computer Inc. ...........................................             United States     99,300        1,477,088
   Compaq Computer Corp. .........................................             United States     71,900        1,082,095
                                                                                                            ------------
                                                                                                               2,559,183
                                                                                                            ------------
   Construction Materials .9%
   Martin Marietta Materials Inc..................................             United States     92,100        3,895,830
                                                                                                            ------------
   Containers & Packaging .3%
   Kinnevik AB, B.................................................                Sweden         10,100          193,747
(a)Pactiv Corp. ..................................................             United States     96,425        1,193,259
                                                                                                            ------------
                                                                                                               1,387,006
                                                                                                            ------------
   Diversified Financials 7.1%
   Bear Stearns Cos. Inc..........................................             United States    130,251        6,602,098
   CIT Group Inc., A..............................................             United States    235,470        4,738,834
   Heller Financial Inc...........................................             United States      4,900          150,369

                                                                             225
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
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)
                                                                                                SHARES/
  Mutual Shares Securities Fund                                                  COUNTRY        RIGHTS          VALUE
------------------------------------------------------------------------------------------------------------------------

   Common Stocks and Rights (cont.)
   Diversified Financials (cont.)
   Household International Inc.......................................          United States    101,765      $ 5,597,075
   Investor AB, A ...................................................             Sweden        291,510        4,387,093
   JP Morgan Chase & Co..............................................          United States     85,700        3,893,994
   Lehman Brothers Holdings Inc......................................          United States     55,600        3,759,950
(a)MFN Financial Corp................................................          United States     39,778          179,001
   Moody's Corp. ....................................................          United States     79,200        2,034,450
                                                                                                            ------------
                                                                                                              31,342,864
                                                                                                            ------------
   Diversified Telecommunication Services 5.9%
   Alltel Corp. .....................................................          United States     31,225        1,949,611
   AT&T Corp. .......................................................          United States    367,538        6,363,002
   BellSouth Corp....................................................          United States    128,100        5,244,094
   Centurytel Inc. ..................................................          United States     47,700        1,705,275
   Sprint Corp. (FON Group)..........................................          United States     71,700        1,456,406
   Telephone & Data Systems Inc......................................          United States    107,110        9,639,900
                                                                                                            ------------
                                                                                                              26,358,288
                                                                                                            ------------
   Electric Utilities .7%
   E.On AG ..........................................................             Germany        26,700        1,624,365
   Endesa SA.........................................................              Spain         68,500        1,167,252
   Endesa SA, ADR....................................................              Spain          5,000           83,437
                                                                                                            ------------
                                                                                                               2,875,054
                                                                                                            ------------
   Electrical Equipment .9%
   Rockwell International Corp.......................................          United States     48,300        2,300,288
(a)Thermo Electron Corp..............................................          United States     49,900        1,484,525
                                                                                                            ------------
                                                                                                               3,784,813
                                                                                                            ------------
   Food & Drug Retailing .8%
   Albertson's Inc...................................................          United States    117,600        3,116,400
(a)Brunos Inc., cvt..................................................          United States      5,044          479,180
                                                                                                            ------------
                                                                                                               3,595,580
                                                                                                            ------------
   Food Products .6%
   Van Melle NV......................................................           Netherlands      92,696        2,763,135
                                                                                                            ------------
   Health Care Providers & Services .4%
(a)Health Net Inc., A ...............................................          United States     50,765        1,329,408
   Tenet Healthcare Corp.............................................          United States      8,585          381,496
                                                                                                            ------------
                                                                                                               1,710,904
                                                                                                            ------------
   Hotels Restaurants & Leisure 2.5%
(a)Fine Host Corp. ..................................................          United States    139,062        1,376,714
(a)P & O Princess Cruises PLC........................................         United Kingdom    457,240        1,929,556
(a)Park Place Entertainment Corp.....................................          United States    263,300        3,143,144
   Starwood Hotels & Resorts Worldwide Inc...........................          United States    131,315        4,628,854
                                                                                                            ------------
                                                                                                              11,078,268
                                                                                                            ------------
   Household Products .2%
   Clorox Co.........................................................          United States     20,200          717,100
                                                                                                            ------------
   Insurance 7.3%....................................................
(a)Alleghany Corp....................................................          United States     17,677        3,632,623
   Allmerica Financial Corp..........................................          United States     46,300        3,356,750
(a)Berkshire-Hathaway Inc., A........................................          United States         57        4,047,000
(a)Berkshire-Hathaway Inc., B .......................................          United States      1,282        3,017,828
   MBIA Inc..........................................................          United States     80,100        5,937,412
   Old Republic International Corp...................................          United States    169,500        5,424,000
   PMI Group Inc.....................................................          United States     30,950        2,094,928
   White Mountain Insurance Group Inc................................          United States     15,600        4,976,400
                                                                                                            ------------
                                                                                                              32,486,941
                                                                                                            ------------
(a)Internet Software & Services

   DecisionOne Corp..................................................          United States     26,349          131,745
                                                                                                            ------------

226
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Statement of Investments, December 31, 2000 (cont.)

                                                                                                SHARES/
  Mutual Shares Securities Fund                                                  COUNTRY        RIGHTS          VALUE
------------------------------------------------------------------------------------------------------------------------
Common Stocks and Rights (cont.)
(a)Machinery
(k)Consorcio G Grupo Dina SA de CV, L, ADR ..........................             Mexico         75,850         $ 14,222
   Hexcel Corp.......................................................          United States     11,900          106,356
                                                                                                            ------------
                                                                                                                 120,578
                                                                                                            ------------
   Marine .5%
   Peninsular & Oriental Steam Navigation Co. .......................         United Kingdom    450,640        2,132,265
                                                                                                            ------------
   Media 12.4%
(a)AT&T Corp. - Liberty Media Group, A ..............................          United States    623,561        8,457,046
(a)Clear Channel Communications Inc. ................................          United States     55,500        2,688,281
(a)Comcast Corp., A .................................................          United States     23,400          976,950
   Dow Jones & Co. Inc. .............................................          United States     12,600          713,475
(a)Fox Entertainment Group Inc., A ..................................          United States    103,300        1,846,487
   Gannett Co. Inc. .................................................          United States     21,600        1,362,150
(a)General Motors Corp., H ..........................................          United States    107,948        2,482,804
   Harcourt General Inc. ............................................          United States     27,200        1,555,840
   Knight-Ridder Inc. ...............................................          United States     41,520        2,361,450
   Lagardere SCA ....................................................             France        102,572        5,951,339
   Meredith Corp. ...................................................          United States     86,859        2,795,774
   NV Holdingsmig de Telegraaf ......................................           Netherlands       1,468           29,770
   Scripps Co., A ...................................................          United States    134,185        8,436,882
   Tribune Co. ......................................................          United States     40,500        1,711,125
(a)USA Networks Inc. ................................................          United States    125,400        2,437,463
(a)Vivendi Universal SA .............................................             France         19,495        1,283,035
   Washington Post Co., B ...........................................          United States     15,890        9,802,144
                                                                                                            ------------
                                                                                                              54,892,015
                                                                                                            ------------
(a)Metals & Mining
   Philip Services Corp. ............................................             Canada         24,406           74,743
                                                                                                            ------------
   Multiline Retail 5.9%
(a)Federated Department Stores Inc. .................................          United States    352,354       12,332,390
   May Department Stores Co. ........................................          United States    281,500        9,219,125
   Sears, Roebuck & Co. .............................................          United States    128,200        4,454,950
                                                                                                            ------------
                                                                                                              26,006,465
                                                                                                            ------------
   Multi-Utilities .6%
   Suez Lyonnaise des Eaux SA .......................................             France         15,374        2,807,397
                                                                                                            ------------
   Oil & Gas 1.2%
(a)Abraxas Petroleum Corp. ..........................................          United States     24,741          108,242
(a)Abraxas Petroleum Corp., rts., 11/01/04 ..........................          United States     24,741            3,093
   Burlington Resources Inc. ........................................          United States     55,900        2,822,950
   Conoco Inc., A ...................................................          United States     85,500        2,447,437
                                                                                                            ------------
                                                                                                               5,381,722
                                                                                                            ------------
   Paper & Forest Products 4.3%
   Abitibi-Consolidated Inc. ........................................             Canada        213,373        1,960,418
   Boise Cascade Corp. ..............................................          United States    129,600        4,357,800
   International Paper Co. ..........................................          United States    160,000        6,530,000
   Mead Corp. .......................................................          United States    101,300        3,178,288
   Rayonier Inc. ....................................................          United States     79,150        3,151,159
                                                                                                            ------------
                                                                                                              19,177,665
                                                                                                            ------------
   Pharmaceuticals .1%
   Taisho Pharmaceutical Co. Ltd. ...................................              Japan         20,900          565,508
                                                                                                            ------------
     Real Estate .9%
  (a)Alexander's Inc. ...............................................            United States    8,000          541,500
     Cheung Kong Holdings Ltd. ......................................              Hong Kong    108,500        1,387,566
(a,d)Security Capital European Realty ...............................            Luxembourg      27,030          393,692
     St. Joe Co. ....................................................          United States     50,700        1,115,400
     Ventas Inc. ....................................................          United States     83,500          469,688
                                                                                                            ------------
                                                                                                               3,907,846
                                                                                                            ------------

                                                                             227
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)
                                                                                                SHARES/
  Mutual Shares Securities Fund                                                  COUNTRY        RIGHTS          VALUE
------------------------------------------------------------------------------------------------------------------------
   Common Stocks and Rights (cont.)
   Road & Rail 2.9%
   Burlington Northern Santa Fe Corp. ......................................   United States    147,800      $ 4,184,587
   Florida East Coast Industries Inc., A ...................................   United States    110,600        3,967,775
   Florida East Coast Industries Inc., B ...................................   United States     20,913          714,963
   Railtrack Group PLC .....................................................  United Kingdom    299,995        3,968,235
                                                                                                            ------------
                                                                                                              12,835,560
                                                                                                            ------------
   Specialty Retail 1.7%
(a)Payless Shoesource Inc. .................................................   United States     38,015        2,689,561
   Sherwin-Williams Co. ....................................................   United States    144,100        3,791,631
   TJX Companies Inc. ......................................................   United States     42,000        1,165,500
                                                                                                            ------------
                                                                                                               7,646,692
                                                                                                            ------------
   Textiles & Apparel .3%
   Compagnie Financiere Richemont AG, A, Br. ...............................    Switzerland         547        1,463,280
                                                                                                            ------------
   Tobacco 1.9%
(a)Altadis SA ..............................................................       Spain        166,800        2,583,910
   Gallaher Group PLC ......................................................  United Kingdom    410,150        2,628,420
   Gallaher Group PLC, ADR .................................................  United Kingdom     18,200          448,175
   UST Inc. ................................................................   United States     99,400        2,789,413
                                                                                                            ------------
                                                                                                               8,449,918
                                                                                                            ------------
(a)Wireless Telecommunication Services .2%
   Arch Wireless Inc. ......................................................   United States     92,256           57,660
   VoiceStream Wireless Corp. ..............................................   United States      6,000          603,750
                                                                                                            ------------
                                                                                                                 661,410
                                                                                                            ------------
   Total Common Stocks and Rights (Cost $274,365,588) ......................                                 335,064,514
                                                                                                            ------------
   Preferred Stocks .1%
   Finova Finance Trust, 5.50%, cvt. pfd. ..................................   United States      4,340           39,060
(a)Henkel KGAA, pfd. .......................................................      Germany         6,900          446,988
                                                                                                            ------------
   Total Preferred Stocks (Cost $446,947) ..................................                                     486,048
                                                                                                            ------------

                                                                                               PRINCIPAL
                                                                                                AMOUNT*
                                                                                               ----------
   Corporate Bonds and Notes 3.1%
   Abraxas Petroleum Corp.,11.50%, 11/01/04 ................................   United States  $ 255,500          218,452
   Arch Paging, Tranche B-1, Term Loan, 6/30/06 ............................   United States  2,362,192        1,653,534
   DecisionOne Corp., Term Loan ............................................   United States    995,503          826,268
   Eurotunnel Finance Ltd.:
      Equity Note, 12/31/03 ................................................  United Kingdom    286,406 GBP      166,856
      Participating Loan Note, 4/30/40 .....................................  United Kingdom     58,000 GBP       35,523
   Eurotunnel PLC:
      12/31/18, Tier 2 .....................................................  United Kingdom  1,051,800 GBP    1,131,255
      12/31/25, Tier 3 .....................................................  United Kingdom    791,758 GBP      662,331
      12/31/50, Resettable Advance R5 ......................................  United Kingdom    342,767 GBP      158,729
      Stabilization Advance S8, Tier 1 .....................................  United Kingdom    220,793 GBP       82,456
      Stabilization Advance S8, Tier 2 .....................................  United Kingdom    193,316 GBP       54,868
   Eurotunnel SA:
      12/31/18, Tier 2 (Libor) .............................................      France        441,192 EUR      294,092
      12/31/18, Tier 2 (Pibor) .............................................      France        133,474 EUR       88,972
      12/31/25, Tier 3 (Libor) .............................................      France        581,383 EUR      294,750
      12/31/25, Tier 3 (Pibor) .............................................      France        242,272 EUR      122,827
      12/31/50, Resettable Advance R4 ......................................      France        297,824 EUR       86,680
      Stabilization Advance S6, Tier 1 (Pibor) .............................      France        109,282 EUR       25,650
      Stabilization Advance S6, Tier 2 .....................................      France        164,033 EUR       29,260
      Stabilization Advance S7, Tier 1 (Pibor) .............................      France         74,647 EUR       17,521
   Finova Capital Corp.:
      9.125%, 2/27/02 ......................................................   United States     50,000           32,250
      6.12%, 5/28/02 .......................................................   United States     65,000           41,925

228
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Statement of Investments, December 31, 2000 (cont.)

                                                                                                 PRINCIPAL
  Mutual Shares Securities Fund                                                  COUNTRY          AMOUNT*         VALUE
--------------------------------------------------------------------------------------------  ----------------------------
   Corporate Bonds and Notes (cont.)
   Finova Capital Corp.: (cont.)
      6.50%, 7/28/02 .......................................................   United States     $ 20,000         $ 12,900
      6.39%, 10/08/02 ......................................................   United States      110,000           70,950
      6.25%, 11/01/02 ......................................................   United States      205,000          132,225
      6.54%, 11/15/02 ......................................................   United States       35,000           21,445
      5.99%, 1/10/03 .......................................................   United States       55,000           34,375
      6.11%, 2/18/03 .......................................................   United States      928,000          580,000
      6.798%, 6/18/03 ......................................................   United States      155,000           96,875
      7.30%, 9/22/03 .......................................................   United States       25,000           15,625
      6.33%, 11/24/03 ......................................................   United States       90,000           56,250
      6.00%, 1/07/04 .......................................................   United States      155,000           94,550
      6.125%, 3/15/04 ......................................................   United States      310,000          189,100
      7.125%, 5/17/04 ......................................................   United States      315,000          192,150
      7.429%, 10/14/04 .....................................................   United States       85,000           51,850
      7.25%, 11/08/04 ......................................................   United States      945,000          576,450
      6.375%, 5/15/05 ......................................................   United States      180,000          106,200
      7.40%, 5/06/06 .......................................................   United States      115,000           67,445
      7.40%, 6/01/07 .......................................................   United States       25,000           14,375
      7.625%, 9/21/09 ......................................................   United States      173,000           99,475
      Revolver 1 ...........................................................   United States      331,500          217,547
      Revolver 2 ...........................................................   United States      276,000          173,190
   Fremont General Corp., Series B, 7.875%, 3/17/09 ........................   United States      105,000           50,137
   Golden Books Publishing Inc., 10.75%, 12/31/04 ..........................   United States      142,904           27,152
   Greyhound Financial Corp.:
      7.25%, 4/01/04 .......................................................   United States       45,000           31,050
      Series B, 7.82%, 1/27/03 .............................................   United States       70,000           43,750
   HIH Capital Ltd., cvt., 144A, 7.50%, 9/25/06 ............................  United Kingdom    1,235,000          370,500
   La Quinta Inns Inc.:
      7.25%, 3/15/04 .......................................................   United States       89,000           71,200
      7.33%, 4/1/08 ........................................................   United States      205,000          146,575
   Meditrust Corp.:
      7.114%, 8/15/04 ......................................................   United States      720,000          518,400
      7.62%, 9/13/05 .......................................................   United States       25,000           17,695
      7.00%, 8/15/07 .......................................................   United States      170,000          123,250
      7.82%, 9/10/26 .......................................................   United States      665,000          551,950
   MFN Financial Corp.:
      Series A, 10.00%, 3/23/01 ............................................   United States      254,027          249,582
      Series B, FRN, 10.9588%, 3/23/01 .....................................   United States      239,024          234,841
   PG & E Corp., 7.05%, 3/01/24 ............................................   United States      145,000          112,182
   Philip Services Corp.:
      PIK, 10.00%, 5/01/05 .................................................      Canada          111,689           89,351
      PIK, 6.00%, 4/15/10 ..................................................      Canada              779              623
      Senior Term Debt, 9.00%, 5/01/05 .....................................      Canada          210,643          189,578
   Southern California Edison Co., 7.125%, 7/15/25 .........................   United States       55,000           43,175
   Southwest Royalties Inc., Series B, 10.50%, 10/15/04 ....................   United States      870,000          741,675
   Ventas Inc.:
      Tranche A, Term Loan, 12/31/02 .......................................   United States      108,935          103,924
      Tranche B, Term Loan, 12/31/05 .......................................   United States      548,862          504,953
      Tranche C, Term Loan, 12/31/07 .......................................   United States      163,970          150,852
   Vlasic Foods International Inc., 10.25%, 7/01/09 ........................   United States      487,000           85,225
   Xerox Credit Corp., 0.80%, 12/16/02 .....................................   United States  100,000,000 JPY      525,394
                                                                                                              ------------
   Total Corporate Bonds and Notes (Cost $14,947,166) ......................                                    13,810,190
                                                                                                              ------------
(a,c)Bonds and Notes In Reorganization 3.1%
     Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11 ...................   United States        45,000          11,250
     Altos Hornos de Mexico SA:
       5.50%, 12/15/01 .....................................................       Mexico           20,000           6,300
       Series A, 11.375%, 4/30/02 ..........................................       Mexico          391,000         129,030
       Series B, 11.875%, 4/30/04 ..........................................       Mexico          460,000         151,800
       Tranche A, Term Loan ................................................       Mexico          117,181          38,670
  (k)Consorcio G Grupo Dina SA de CV, cvt., 8.00%, 8/08/04 .................       Mexico        5,657,000         282,850

                                                                             229
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Statement of Investments, December 31, 2000 (cont.)

                                                                                               PRINCIPAL
  Mutual Shares Securities Fund                                                  COUNTRY        AMOUNT*         VALUE
------------------------------------------------------------------------------------------------------------------------
(a,c)Bonds and Notes In Reorganization (cont.)
     Crown Leasing, Bank Claim .............................................        Japan     77,969,709 JPY    $ 47,792
     Dow Corning Corp.:
       9.375%, 2/01/08 .....................................................    United States    550,000         717,750
       Bank Debt #1 ........................................................    United States    100,000         143,000
    Genesis Health Ventures Inc.:
       Term Loan A .........................................................    United States     55,698          34,533
       Term Loan B .........................................................    United States    109,943          68,164
       Term Loan C .........................................................    United States    109,925          68,154
    Harnischfeger Industries Inc.:
       8.90%, 3/01/22 ......................................................    United States    485,000         121,250
       8.70%, 6/15/22 ......................................................    United States    465,000         116,250
       7.25%, 12/15/25 .....................................................    United States    835,000         208,750
       6.875%, 2/15/27 .....................................................    United States    638,000         159,500
       Revolver ............................................................    United States    179,025          44,756
    Integrated Health Services Inc.:
       Revolver ............................................................    United States    478,344         163,833
       Term Loan Tranche B .................................................    United States    611,305         209,372
       Term Loan Tranche C .................................................    United States    600,219         205,575
    Laidlaw Inc.:
       7.70%, 8/15/02 ......................................................       Canada        689,000         196,365
       7.05%, 5/15/03 ......................................................       Canada         85,000          24,225
       7.875%, 4/15/05 .....................................................       Canada        325,000          92,625
       6.50%, 5/01/05 ......................................................       Canada         70,000          18,375
       7.65%, 5/15/06 ......................................................       Canada        145,000          41,325
       6.70%, 5/01/08 ......................................................       Canada        215,000          56,437
       8.75%, 4/15/25 ......................................................       Canada        361,000         102,885
       6.72%, 10/01/27 .....................................................       Canada        535,000         140,437
       Revolver ............................................................       Canada        481,875         269,850
    Loewen Group Inc.:
       144A, 6.70%, 10/01/99 ...............................................       Canada      1,120,000         392,000
       Revolver ............................................................       Canada        317,791         143,006
       Series 5, 6.10%, 10/01/02 ...........................................       Canada        751,000 CAD     215,000
       Term Loan ...........................................................       Canada        108,500          48,825
    Loewen Group International Inc.:
       Series 3, 7.50%, 4/15/01 ............................................       Canada        350,000         161,000
       Series 3, 7.75%, 10/15/01 ...........................................       Canada        245,000         105,350
       Series 2, 8.25%, 4/15/03 ............................................       Canada        270,000         124,200
       Series 6, 7.20%, 6/01/03 ............................................       Canada      1,765,000         617,750
       Series 4, 8.25%, 10/15/03 ...........................................       Canada        430,000         184,900
       Series 7, 7.60%, 6/01/08 ............................................       Canada      1,335,000         467,250
    Multicare Companies Inc.:
       Revolver ............................................................    United States     55,688          33,970
       Term Loan A .........................................................    United States     66,689          40,680
       Term Loan B .........................................................    United States    104,440          63,708
       Term Loan C .........................................................    United States     34,631          21,125
    Nippon Credit Bank Ltd., Bank Claim ....................................        Japan     40,328,966 JPY      56,503
    Nippon Total Finance, Bank Claim .......................................        Japan     43,525,019 JPY      22,868
    Optel Inc.:
       13.00%, 2/15/05 .....................................................    United States    720,000         378,000
       11.50%, 7/01/08 .....................................................    United States     25,000          13,125
    Peregrine Investments Holdings Ltd., zero cpn., 1/22/98 ................      Hong Kong    5,000,000 JPY       5,692
    PIV Investment Finance (Cayman) Ltd., cvt., 4.50%, 12/01/00 ............      Hong Kong   12,200,000       1,525,000
    Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17 ................    United States     20,000           5,000
    Pratama Datakom Asia BV:
       144A, 12.75%, 7/15/05 ...............................................      Indonesia      665,000          66,500
       Reg S, 12.75%, 7/15/05 ..............................................      Indonesia      140,000          14,000
    Safety Kleen Corp.:
       9.25%, 5/15/09 ......................................................    United States     63,000             945
       Revolver ............................................................    United States     33,346          10,337
       Term Loan A .........................................................    United States    208,107          64,513

230
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Statement of Investments, December 31, 2000 (cont.)

                                                                                               PRINCIPAL
  Mutual Shares Securities Fund                                                  COUNTRY        AMOUNT*         VALUE
---------------------------------------------------------------------------------------------------------------------------
(a,c)Bonds and Notes In Reorganization (cont.)
     Safety Kleen Corp.: (cont.)
        Term Loan B ........................................................     United States  $ 185,755     $    57,584
        Term Loan C ........................................................     United States    185,755          57,584
     Safety Kleen Services, 9.25%, 6/01/08 .................................     United States      5,000              75
     Service Corp. International:
        6.30%, 3/15/03 .....................................................     United States    615,000         402,825
        7.375%, 4/15/04 ....................................................     United States    335,000         206,025
        6.00%, 12/15/05 ....................................................     United States    550,000         302,500
        7.20%, 6/01/06 .....................................................     United States     45,000          24,413
        6.875%, 10/01/07 ...................................................     United States    245,000         131,075
        7.70%, 4/15/09 .....................................................     United States    849,000         454,215
     SFC New Holdings Inc., PIK, 13.25%, 8/15/03 ...........................     United States  1,407,000         393,960
     United Companies Financial Corp., Revolver ............................     United States  2,450,427         159,278
     Vencor Inc.:
        9.875%, 5/01/05 ....................................................     United States  1,635,000         392,400
        Revolver ...........................................................     United States    302,992         278,753
        Term Loan A ........................................................     United States  1,369,467       1,259,910
        Term Loan B ........................................................     United States    865,496         796,256
        Tranche A, DIP Revolver, Term Loan, 1/31/01 ........................     United States    128,476         127,191
        Tranche B, DIP Revolver, Term Loan, 1/31/01 ........................     United States     62,500          61,875
                                                                                                           ---------------
     Total Bonds and Notes In Reorganization (Cost $17,098,511) ............                                   13,758,269
                                                                                                           ---------------
    Short Term Investments 18.0%
 (h)Fannie Mae, 5.89% to 6.46%, with maturities to 6/18/01 .................    United States 38,123,000       37,621,688
    Federal Home Loan Bank, 5.75% to 6.45%, with maturities to 6/27/01 .....    United States 30,600,000       30,188,292
    Federal Home Loan Mortgage Corp., 5.70% to 6.40%, with maturities to 6/21/01United States 12,000,000       11,896,101
                                                                                                            ---------------
    Total Short Term Investments (Cost $79,677,606) ........................                                   79,706,081
                                                                                                           ---------------
    Total Investments (Cost $386,535,818) 99.7% ............................                                  442,825,102
    Options Written ........................................................                                       (9,644)
    Securities Sold Short (1.2)% ...........................................                                   (5,355,711)
    Equity in Forwards Contracts (.3)% .....................................                                   (1,484,651)
    Other Assets, less Liabilities 1.8% ....................................                                    8,174,907
                                                                                                            ---------------
     Total Net Assets 100.0% ...............................................                                 $444,150,003
                                                                                                            ================
 (a)Options Written
    ISSUER                                                                         COUNTRY       CONTRACTS        VALUE
---------------------------------------------------------------------------------------------------------------------------
    Health Net Inc., January/22.5/Call .....................................   United States         19     $       7,125
    Tenet Healthcare Corp., January/45/Call ................................   United States         13             2,519
                                                                                                            ---------------
    Total Options Written (Premiums received $6,530) .......................                                $       9,644
                                                                                                            ===============
(a,i)Securities Sold Short
     ISSUER                                                                        COUNTRY        SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
    Deutsche Telekom AG ....................................................       Germany         2,400    $      73,231
    Deutsche Telekom AG, ADR ...............................................       Germany        15,900          465,075
    Dow Chemical Co. .......................................................    United States     82,601        3,025,262
    General Electric Co. ...................................................    United States     37,385        1,792,143
                                                                                                            ---------------
    Total Securities Sold Short (Proceeds $5,685,146) ......................                                $   5,355,711
                                                                                                            ===============

Currency Abbreviations:
CAD  -Canadian Dollar
EUR  -European Unit
GBP  -British Pound
JPY  -Japanese Yen
(*)The principal amount is stated in U.S. dollars unless otherwise indicated.
(a)Non-income producing
(c)See Note 7 regarding defaulted securities.
(d)See Note 8 regarding restricted securities.
(h)See Note 1(i) regarding securities segregated with broker for securities sold short.
(i)See Note 1(i) regarding securities sold short.
(k)The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in non-controlled "affiliated companies" at December 31, 2000 were $297,072.

                       See notes to financial statements.

                                                                             231
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Statement of Investments, December 31, 2000

 Templeton Asset Strategy Fund                                                     COUNTRY       SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------------
   Common Stocks 78.2%
   Aerospace & Defense 1.5%
   BAE Systems PLC .........................................................     United Kingdom   153,055       $ 873,385
   Raytheon Co., A .........................................................      United States    21,775         631,475
   Rolls-Royce PLC .........................................................     United Kingdom 2,733,657       8,126,283
                                                                                                              -----------
                                                                                                                9,631,143
                                                                                                              -----------
   Air Freight & Couriers .8%
   Mayne Nickless Ltd., A ..................................................        Australia   1,730,400       5,615,154
                                                                                                              -----------
   Airlines 1.7%
   British Airways PLC .....................................................     United Kingdom 1,925,900      11,198,431
                                                                                                             ------------
   Auto Components 1.0%
   Autoliv Inc. ............................................................         Sweden       246,900       3,934,969
   Autoliv Inc., SDR .......................................................         Sweden       129,000       2,023,422
   Goodyear Tire & Rubber Co. ..............................................      United States     3,600          82,764
   Visteon Corp. ...........................................................      United States    28,805         331,258
                                                                                                             ------------
                                                                                                                6,372,413
                                                                                                             ------------
   Automobiles 2.7%
   Fiat SpA ................................................................          Italy       236,170       5,822,598
   Ford Motor Co. ..........................................................      United States   384,598       9,014,016
   General Motors Corp. ....................................................      United States    42,700       2,175,031
   Volkswagen AG ...........................................................         Germany       14,430         766,119
                                                                                                             ------------
                                                                                                               17,777,764
                                                                                                             ------------
   Banks 5.3%
   Banca Nazionale del Lavoro SpA ..........................................        Italy         225,160         691,252
(a)Canadian Imperial Bank of Commerce ......................................       Canada         140,000       4,334,221
   DNB Holding ASA .........................................................         Norway     2,178,900      11,736,435
   Foreningssparbanken AB, A ...............................................         Sweden       170,700       2,614,186
   Nordea AB ...............................................................         Sweden     1,984,960      15,654,112
                                                                                                             ------------
                                                                                                               35,030,206
                                                                                                             ------------
   Chemicals 3.1%
   Akzo Nobel NV ...........................................................       Netherlands    178,695       9,596,344
   BASF AG .................................................................         Germany      232,000      10,553,078
                                                                                                             ------------
                                                                                                               20,149,422
                                                                                                             ------------
(a)Commercial Services & Supplies .8%
   Chubb PLC ...............................................................     United Kingdom 1,581,900       3,686,366
   Kidde PLC ...............................................................     United Kingdom 1,581,900       1,677,769
                                                                                                             ------------
                                                                                                                5,364,135
                                                                                                             ------------
   Communications Equipment 1.3%
   Alcatel SA ..............................................................         France       101,525       5,766,679
   Motorola Inc. ...........................................................      United States   153,930       3,117,083
                                                                                                             ------------
                                                                                                                8,883,762
                                                                                                             ------------
   Computers & Peripherals 2.1%
   Compaq Computer Corp. ...................................................      United States   420,790       6,332,890
   Fujitsu Ltd. ............................................................          Japan       251,000       3,701,261
   Hewlett-Packard Co. .....................................................      United States   127,500       4,024,219
                                                                                                             ------------
                                                                                                               14,058,370
                                                                                                             ------------
   Construction & Engineering .9%
   Kurita Water Industries Ltd. ............................................          Japan       432,000       5,655,342
                                                                                                             ------------
   Construction Materials .1%
   Gujarat Ambuja Cements Ltd. .............................................          India           400           1,355
   Hanson PLC ..............................................................     United Kingdom    96,900         664,041
                                                                                                             ------------
                                                                                                                  665,396
                                                                                                             ------------

232
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Statement of Investments, December 31, 2000

 Templeton Asset Strategy Fund                                                     COUNTRY       SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Containers & Packaging .4%
   Assidoman AB ............................................................         Sweden        90,000     $ 1,812,305
   Assidoman AB, 144A ......................................................         Sweden        27,000         543,691
                                                                                                             ------------
                                                                                                                2,355,996
                                                                                                             ------------
   Diversified Financials 7.6%
   CIT Group Inc., A .......................................................      United States   300,000       6,037,500
   ING Groep NV ............................................................       Netherlands    181,286      14,480,686
   Nomura Securities Co. Ltd. ..............................................          Japan       719,600      12,949,019
   Swire Pacific Ltd., A ...................................................        Hong Kong   2,200,000      15,865,588
   Swire Pacific Ltd., B ...................................................        Hong Kong     945,000         823,857
                                                                                                             ------------
                                                                                                               50,156,650
                                                                                                             ------------
   Diversified Telecommunication Services 8.6%
   AT&T Corp. ..............................................................      United States   193,620       3,352,046
   Nippon Telegraph & Telephone Corp. ......................................          Japan         1,152       8,302,067
   Nippon Telegraph & Telephone Corp., ADR .................................          Japan         5,680         202,705
   PT Indosat, ADR .........................................................        Indonesia     370,800       3,406,725
   SBC Communications Inc. .................................................      United States   203,400       9,712,350
   Telecom Argentina Stet-France SA (Teco), B, ADR .........................        Argentina       4,000          62,750
   Telecom Corp. of New Zealand Ltd. .......................................       New Zealand  2,562,970       5,455,082
(a)Telefonica SA, ADR ......................................................          Spain       208,106      10,405,292
   Telefonos de Mexico SA (Telmex), L, ADR .................................         Mexico       212,758       9,600,705
(a)Worldcom Inc. ...........................................................      United States   446,000       6,271,875
                                                                                                             ------------
                                                                                                               56,771,597
                                                                                                             ------------

   Electric Utilities 4.1%
   E.On AG .................................................................         Germany      173,800      10,573,583
   Endesa SA ...............................................................          Spain       122,000       2,078,901
   Endesa SA, ADR ..........................................................          Spain        88,000       1,468,500
   Hong Kong Electric Holdings Ltd. ........................................        Hong Kong   2,131,500       7,870,255
   Iberdrola SA, Br. .......................................................          Spain        85,000       1,065,363
   Korea Electric Power Corp. ..............................................       South Korea    215,280       4,016,291
                                                                                                             ------------
                                                                                                               27,072,893
                                                                                                             ------------
   Electrical Equipment 1.1%
   Alstom SA ...............................................................         France       287,440       7,421,254
                                                                                                             ------------
   Food & Drug Retailing 1.5%
   J.Sainsbury PLC .........................................................     United Kingdom 1,670,700       9,901,711
                                                                                                             ------------
   Food Products 1.2%
   Unilever PLC ............................................................     United Kingdom   930,650       7,945,065
                                                                                                             ------------
(a)Health Care Providers & Services .1%
   Aetna Inc. ..............................................................      United States    23,890         980,983
                                                                                                             ------------
   Hotels Restaurants & Leisure .4%
   Mandarin Oriental International Ltd. ....................................        Hong Kong     524,000         340,600
(a)P & O Princess Cruises PLC ..............................................     United Kingdom   580,000       2,447,605
                                                                                                             ------------
                                                                                                                2,788,205
                                                                                                             ------------
   Household Durables 1.2%
   Koninklijke Philips Electronics NV ......................................       Netherlands    115,768       4,241,032
   Sony Corp. ..............................................................          Japan        51,800       3,583,363
                                                                                                             ------------
                                                                                                                7,824,395
                                                                                                             ------------
   Industrial Conglomerates .3%
   Alfa SA de CV, A ........................................................         Mexico     1,277,251       1,754,667
                                                                                                             ------------
   Insurance 7.5%
   Ace Ltd. ................................................................         Bermuda       25,200       1,069,425
   Allstate Corp. ..........................................................      United States    80,000       3,485,000
   AXA SA ..................................................................         France        79,031      11,426,598

                                                                             233
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Statement of Investments, December 31, 2000

 Templeton Asset Strategy Fund                                                     COUNTRY       SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Insurance (cont.)
   Old Mutual PLC ..........................................................      South Africa    132,000       $ 328,802
   Partnerre Ltd. ..........................................................         Bermuda       17,500       1,067,500
   Torchmark Corp. .........................................................      United States    90,000       3,459,375
   Unumprovident Corp. .....................................................      United States    18,530         497,994
   XL Capital Ltd., A ......................................................         Bermuda      179,400      15,675,075
   Zurich Financial Services AG ............................................       Switzerland     21,200      12,781,487
                                                                                                             ------------
                                                                                                               49,791,256
                                                                                                             ------------
   Leisure Equipment & Products .8%
   Mattel Inc. .............................................................      United States   377,100       5,445,324
                                                                                                             ------------
   Machinery .7%
   Volvo AB, B .............................................................         Sweden       260,000       4,312,437
                                                                                                             ------------
   Marine .4%
   Peninsular & Oriental Steam Navigation Co. ..............................     United Kingdom   580,000       2,744,350
                                                                                                             ------------
   Media 2.7%
   Wolters Kluwer NV .......................................................       Netherlands    645,511      17,599,391
                                                                                                             ------------
   Metals & Mining 3.4%
   Anglogold Ltd., ADR .....................................................      South Africa    229,700       3,431,144
   Barrick Gold Corp. ......................................................         Canada       419,390       6,871,630
   Consol Energy ...........................................................      United States   250,000       6,984,375
   Corus Group PLC .........................................................     United Kingdom 3,943,000       4,137,785
(a)Kinross Gold Corp. ......................................................         Canada     1,727,800         931,770
                                                                                                             ------------
                                                                                                               22,356,704
                                                                                                             ------------
   Multiline Retail .7%
   Marks & Spencer PLC .....................................................     United Kingdom 1,339,010       3,725,417
   Mothercare PLC ..........................................................     United Kingdom   513,186       1,073,242
                                                                                                             ------------
                                                                                                                4,798,659
                                                                                                             ------------
   Oil & Gas 4.3%
   Canadian Natural Resources Ltd. .........................................         Canada        64,699       1,779,223
   Eni SpA .................................................................          Italy     1,265,510       8,079,265
(a)Husky Energy Inc. .......................................................         Canada       549,350       5,449,611
   Repsol YPF SA ...........................................................          Spain        24,000         383,502
   Shell Transport & Trading Co. PLC .......................................     United Kingdom 1,525,600      12,477,272
                                                                                                             ------------
                                                                                                               28,168,873
                                                                                                             ------------
   Paper & Forest Products 2.0%
   Stora Enso OYJ, R .......................................................         Finland    1,095,500      12,959,263
                                                                                                             ------------
   Pharmaceuticals 5.7%
   Aventis SA ..............................................................         France       171,050      15,015,233
   Mylan Laboratories Inc. .................................................      United States    14,460         364,211
   Ono Pharmaceutical Co. Ltd. .............................................          Japan       247,000       9,668,039
   Teva Pharmaceutical Industries Ltd., ADR ................................         Israel       172,830      12,659,798
                                                                                                             ------------
                                                                                                               37,707,281
                                                                                                             ------------
   Real Estate 1.3%
   Cheung Kong Holdings Ltd. ...............................................        Hong Kong     652,500       8,344,578
(a)Hon Kwok Land Investment Co. Ltd. .......................................        Hong Kong   1,226,456          43,241
   New World Development Co. Ltd. ..........................................        Hong Kong     303,543         367,759
                                                                                                             ------------
                                                                                                                8,755,578
                                                                                                             ------------
(a)Semiconductor Equipment & Products .3%
   Hyundai Electronics Industries Co. ......................................       South Korea    657,720       2,092,745
                                                                                                             ------------
   Specialty Retail .5%
   Best Denki Co. Ltd. .....................................................          Japan       777,000       3,503,984
                                                                                                             ------------

234
Page
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)

 Templeton Asset Strategy Fund                                                     COUNTRY       SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------
 Common Stocks (cont.)
 Transportation Infrastructure .1%
 Hong Kong Aircraft Engineering Co. Ltd. ...................................      Hong Kong     363,200       $ 642,593
                                                                                                            -----------
 Total Common Stocks (Cost $474,166,058) ...................................                                516,253,392
                                                                                                            -----------
 Preferred Stocks 2.0%
 Cia Vale do Rio Doce, A, ADR, pfd. ........................................       Brazil       196,500       4,838,813
 Petroleo Brasileiro SA, pfd. ..............................................       Brazil       360,000       8,451,692
                                                                                                            -----------
 Total Preferred Stocks (Cost $12,703,268) .................................                                 13,290,505
                                                                                                            -----------

                                                                                                 PRINCIPAL
                                                                                                  AMOUNT*
                                                                                                 ---------
 Bonds 14.1%
 Buoni Poliennali del Tesoro:
    7.75%, 11/01/06 ........................................................        Italy     9,208,191EUR    9,864,962
    5.50%, 11/01/10 ........................................................        Italy     2,300,000EUR    2,200,821
 Essar Steel Ltd., 144A, 10.20%, 7/31/05 ...................................        India       445,000         180,225
 Federal Republic of Germany:
    3.25%, 2/17/04 .........................................................       Germany    2,837,000EUR    2,566,040
    4.50%, 7/04/09 .........................................................       Germany    4,919,000EUR    4,497,218
 General Motors Acceptance Corp., 5.50%, 2/02/05 ...........................    United States 4,888,000EUR    4,643,433
 Government of Brazil:
    14.50%, 10/15/09 .......................................................       Brazil     2,185,000       2,411,694
    12.25%, 3/06/30 ........................................................       Brazil     2,000,000       1,855,000
    11.00%, 8/17/40 ........................................................       Brazil     1,055,000         863,781
 Government of Canada:
    8.75%, 12/01/05 ........................................................       Canada       612,000CAD      466,355
    7.00%, 12/01/06 ........................................................       Canada       843,000CAD      607,779
    6.00%, 6/01/08 .........................................................       Canada     2,812,000CAD    1,940,411
 Government of France, 6.75%, 10/25/03 .....................................       France     2,092,000EUR    2,080,746
 Government of Netherlands, 5.75%, 2/15/07 .................................     Netherlands  3,484,000EUR    3,444,323
 Government of New Zealand, 7.00%, 7/15/09 .................................     New Zealand  3,914,000NZD    1,842,094
 Government of Spain, 10.15%, 1/31/06 ......................................        Spain     2,585,000EUR    2,999,933
 Kingdom of Belgium, 7.50%, 7/29/08 ........................................       Belgium    3,153,000EUR    3,400,680
 Kingdom of Denmark:
    7.00%, 12/15/04 ........................................................       Denmark   20,285,000DKK    2,739,147
    5.00%, 8/15/05 .........................................................       Denmark   15,411,000DKK    1,943,749
 Kingdom of Sweden, 6.00%, 2/09/05 .........................................       Sweden     7,200,000SEK      806,121
 New South Wales Treasury Corp., 6.50%, 5/01/06 ............................      Australia   2,700,000AUD    1,552,317
 Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02 ...................       Mexico        62,039          31,020
 Queensland Treasury Corp., 6.50%, 6/14/05 .................................      Australia     889,000AUD      510,890
 Republic of Argentina, Series L, 6.00%, 3/31/23 ...........................      Argentina   1,700,000       1,177,250
 Republic of Bulgaria, Series A, FRN, 7.75%, 7/28/24 .......................      Bulgaria    2,845,000       2,176,425
 Republic of Panama, 8.875%, 9/30/27 .......................................       Panama       960,000         820,800
 Republic of Peru, FRN, 4.50%, 3/07/17 .....................................        Peru      1,100,000         712,250
 Republic of Turkey, 11.875%, 1/15/30 ......................................       Turkey     1,195,000       1,060,563
 Republic of Venezuela:
    144A, 9.125%, 6/18/07 ..................................................      Venezuela   1,640,000       1,357,754
    Reg S, 9.125%, 6/18/07 .................................................      Venezuela     600,000         496,739
 U.S. Treasury Bond, 5.25%, 11/15/28 .......................................    United States 1,065,000       1,020,932
 U.S. Treasury Note:
    4.50%, 1/31/01 .........................................................    United States 1,400,000       1,398,907
    6.375%, 6/30/02 ........................................................    United States 5,000,000       5,076,735
    6.125%, 8/31/02 ........................................................    United States 1,225,000       1,241,771
    5.875%, 11/15/04 .......................................................    United States 3,300,000       3,387,077
    6.75%, 5/15/05 .........................................................    United States 5,000,000       5,323,585
    6.50%, 2/15/10 .........................................................    United States 3,300,000       3,612,725
 United Kingdom:
    6.50%, 12/07/03 ........................................................   United Kingdom   150,000GBP      231,667
    7.50%, 12/07/06 ........................................................   United Kingdom 3,885,000GBP    6,488,541

                                                                             235
Page
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)

                                                                                                  PRINCIPAL
 Templeton Asset Strategy Fund                                                     COUNTRY         AMOUNT*         VALUE
--------------------------------------------------------------------------------------------------------------------------
 Bonds (cont.)
 United Mexican States:
    9.875%, 2/01/10 ........................................................       Mexico        $ 724,000       $ 779,024
    11.50%, 5/15/26 ........................................................       Mexico        2,895,000       3,524,663
                                                                                                              ------------
 Total Bonds (Cost $96,756,382) ...........................................                                     93,336,147
                                                                                                              ------------
 Short Term Investment 5.1%
 Den Danske Bank, 6.375%, 1/02/01, Time Deposit ............................    United States   31,358,000      31,358,000
 Sallie Mae, 6.264%, 4/19/01 ...............................................    United States    2,500,000       2,499,615
                                                                                                              ------------
 Total Short Term Investments (Cost $33,858,000) ...........................                                    33,857,615
                                                                                                              ------------
 Total Investments (Cost $617,483,708) 99.4% ...............................                                   656,737,659
 Other Assets, less Liabilities .6% ........................................                                     3,852,282
                                                                                                              ------------
 Total Net Assets 100.0% ...................................................                                  $660,589,941
                                                                                                              ============

Currency Abbreviations:
AUD  -Australian Dollar
CAD  -Canadian Dollar
DKK  -Danish Krone
EUR  -European Unit
GBP  -British Pound
NZD  -New Zealand Dollar
SEK  -Swedish Krona

  *The principal amount is stated in U.S. dollars unless otherwise indicated.
(a)Non-income producing

                       See notes to financial statements.

236
Page
<FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000

                                                                                                  SHARES/
 Templeton Developing Markets Securities Fund                                INDUSTRY            WARRANTS       VALUE
---------------------------------------------------------------------------------------------------------------------------
   Long Term Investments 85.4%
   Argentina 2.5%
(a)Capex SA, A ...........................................                 Electric Utilities        69,028   $   356,064
(a)Molinos Rio de la Plata SA, B .........................                   Food Products          908,459     1,528,657
   Perez Companc SA, B ...................................                     Oil & Gas           1,091,351    1,683,374
   Quilmes Industrial SA, ADR, pfd. ......................                     Beverages             204,750    1,842,750
   Telecom Argentina Stet-France Telecom SA, ADR .........  Diversified Telecommunication Services   217,640    3,414,228
                                                                                                             -------------
                                                                                                                8,825,073
                                                                                                             -------------
   Austria 2.2%
   Austria Tabak AG ......................................                      Tobacco               16,297      903,493
   Bbag Oesterreichische Brau-Beteiligungs AG ............                     Beverages              23,780    1,026,992
   Erste Bank der Oester Sparkassen AG ...................                       Banks                55,010    2,479,021
   Mayr-Melnhof Karton AG ................................              Containers & Packaging        21,044      927,799
   OMV AG ................................................                     Oil & Gas              30,805    2,386,012
                                                                                                             -------------
                                                                                                                7,723,317
                                                                                                             -------------
   Brazil 8.3%
(a)Banco Bradesco SA, pfd. ...............................                       Banks         1,011,243,734    7,260,211
   Centrais Eletricas Brasileiras SA (Eletrobras) ........                Electric Utilities     166,423,000    3,076,692
   Centrais Eletricas Brasileiras SA (Eletrobras), B, pfd.                Electric Utilities     406,998,000    7,515,896
   Cia Energetica de Minas Gerais, pfd. ..................                Electric Utilities     111,434,000    1,611,507
   Companhia Paranaense de Energia-Copel, B, pfd. ........                Electric Utilities     245,035,000    1,985,412
(a)Companhia Riograndense de Telecom, A, pfd. ............Diversified Telecommunication Services   3,597,000    1,448,023
   Copene-Petroquimica do Nordeste SA, A, pfd. ...........                     Chemicals           1,655,700      509,446
   Duratex SA, pfd. ......................................                 Building Products      74,447,583    2,099,804
   Eletropaulo Metropolitana SA, pfd. ....................              Electric Utilities        17,230,000      795,319
   Empresa Brasileira de Aeronautica SA ..................              Aerospace & Defense          166,100    1,051,967
   Tele Norte Leste Participacoes SA, pfd. ...............Diversified Telecommunication Services  19,293,883      415,561
   Unibanco Uniao de Bancos Brasileiros SA, GDR ..........                       Banks                60,290    1,774,787
                                                                                                             -------------
                                                                                                               29,544,625
                                                                                                             -------------
(a)Chile .5%
   Cia de Telecomunicaciones de Chile SA, ADR ............Diversified Telecommunication Services     113,254    1,493,537
   Madeco Manufacturera de Cobre SA, ADR .................                  Metals & Mining           61,020      292,896
                                                                                                             -------------
                                                                                                                1,786,433
                                                                                                             -------------
   China .6%
   Beijing Datang Power Generation Co. Ltd., H ...........                Electric Utilities          84,000       21,808
(a)China Petroleum & Chemical Corp., H ...................                    Oil & Gas            1,832,000      291,245
   PetroChina Co. Ltd., H ................................                     Oil & Gas           7,466,000    1,244,349
   Shandong Huaneng Power Development Co. Ltd., ADR ......                Electric Utilities          89,050      713,290
                                                                                                             -------------
                                                                                                                2,270,692
                                                                                                             -------------
   Colombia .1%
   Cementos Argos SA .....................................              Construction Materials       177,700      305,968
                                                                                                             -------------
   Croatia .2%
   Pliva D D, GDR, Reg S .................................                  Pharmaceuticals           68,600      806,050
                                                                                                             -------------
   Czech Republic 1.6%
(a)CEZ AS ................................................                 Electric Utilities      2,090,805    5,540,065
   Philip Morris CR AS ...................................                      Tobacco                  225       34,683
                                                                                                             -------------
                                                                                                                5,574,748
                                                                                                             -------------
   Egypt 1.2%
(a)Al Ahram Beverages Co., GDR ...........................                     Beverages              78,426    1,009,735
   Commercial International Bank Ltd. ....................                       Banks               201,750    1,841,163
(a)Orascom Telecom .......................................      Wireless Telecommunication Services   40,000      534,704
(a)Suez Cement Co. .......................................              Construction Materials        91,840      802,715
                                                                                                             -------------
                                                                                                                4,188,317
                                                                                                             -------------
   Estonia .2%
   Hansabank Ltd. ........................................                       Banks               102,650      856,649
                                                                                                             -------------

                                                                             237

Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)
                                                                                                  SHARES/
 Templeton Developing Markets Securities Fund                                INDUSTRY            WARRANTS       VALUE
---------------------------------------------------------------------------------------------------------------------------
   Long Term Investments  (cont.)
   Finland .1%
   Hartwall OYJ, A .......................................                     Beverages              17,290    $ 332,772
                                                                                                              -----------
   Greece .4%
   Hellenic Telecommunications Organization SA ...........  Diversified Telecommunication Services    87,160    1,300,397
                                                                                                              -----------
   Hong Kong 4.9%
   Cheung Kong Holdings Ltd. .............................                    Real Estate            888,000   11,356,299
   Dairy Farm International Holdings Ltd. ................               Food & Drug Retailing     1,561,333      562,080
   Hang Lung Development Co. Ltd. ........................                    Real Estate          1,906,000    1,698,317
   HSBC Holdings PLC .....................................                       Banks                75,833    1,122,926
   Hutchison Whampoa Ltd. ................................           Diversified Financials          211,400    2,635,758
                                                                                                              -----------
                                                                                                               17,375,380
                                                                                                              -----------
   Hungary .9%
   Egis RT ...............................................                  Pharmaceuticals           10,528      397,121
   Gedeon Richter Ltd. ...................................                  Pharmaceuticals           21,060    1,243,431
   Matav RT ..............................................  Diversified Telecommunication Services   236,900      984,217
   Mol Magyar Olay-Es Gazipari RT ........................                     Oil & Gas              25,300      427,431
                                                                                                              -----------
                                                                                                                3,052,200
                                                                                                              -----------
   India 1.2%
   Gas Authority of India Ltd., 144A GDR .................                   Gas Utilities            14,000       87,850
   Grasim Industries Ltd. ................................             Industrial Conglomerates       80,162      496,118
   Hindalco Industries Inc. ..............................                  Metals & Mining            9,441      149,209
   Hindustan Petroleum Corp. Ltd. ........................                     Oil & Gas              58,850      177,571
   Mahanagar Telephone Nigam Ltd. ........................  Diversified Telecommunication Services   482,300    1,850,470
   Satyam Computers Services Ltd. ........................             IT Consulting & Services       14,800      102,487
   SSI Ltd. ..............................................             IT Consulting & Services       29,650      909,127
(a)Zee Telefilms Ltd. ....................................                       Media               112,500      667,577
                                                                                                              -----------
                                                                                                                4,440,409
                                                                                                              -----------
   Indonesia 3.1%
(a)Asia Pulp & Paper Co. Ltd., ADR .......................              Paper & Forest Products      393,230      196,615
(a)PT Barito Pacific Timber TBK ..........................              Paper & Forest Products    1,644,000       22,090
   PT Gudang Garamm ......................................                    Tobacco                521,000      700,052
   PT Hanjaya Mandala Sampoerna ..........................                    Tobacco                178,500      274,899
(a)PT Indah Kiat Pulp & Paper Corp. ......................              Paper & Forest Products   11,463,750      977,529
(a)PT Indocement Tunggal Prakarsa ........................              Construction Materials     2,790,500      461,478
(a)PT Indofoods Sukses Makmur ............................                   Food Products        19,163,525    1,535,063
   PT Indosat ............................................  Diversified Telecommunication Services 1,923,000    1,788,837
   PT Semen Gresik (Persero) .............................              Construction Materials     1,493,618      895,399
   PT Telekomunikasi Indonesia (Persero), B .............. Diversified Telecommunication Services 18,738,900    3,970,516
   PT Timah TBK ..........................................                  Metals & Mining        1,788,500      254,180
   PT Tjiwi Kimia ........................................              Paper & Forest Products    2,233,380      144,275
                                                                                                              -----------
                                                                                                               11,220,933
                                                                                                              -----------
   Israel 1.2%
   Elbit Systems Ltd. ....................................                Aerospace & Defense         18,267      238,079
   Elron Electronic Industries Ltd. ......................       Electronic Equipment & Instruments   41,920    1,181,867
(a)Formula Systems Ltd. ..................................                    Software                26,380      827,902
(a)Fundtech Ltd. .........................................                    Software                42,890      766,659
(a)Gilat Satellite Networks Ltd. .........................          Communications Equipment           7,680      195,840
   Koor Industries Ltd. ..................................             Industrial Conglomerates        3,370      218,444
(a)Magic Software Enterprises Ltd. .......................                  Software                  21,450       50,944
(a)Makhteshim-Agan Industries Ltd. .......................                 Chemicals                 228,370      558,570
(a)Orckit Communications Ltd. ............................  Diversified Telecommunication Services    21,800       46,325
(a)Sapiens International Corp. ...........................                Software                       600          656
(a)Tecnomatix Technologies Ltd. ..........................                Software                    29,339      154,030
(a)Vocaltec Communications Ltd. ..........................                Software                    26,350      116,928
                                                                                                              -----------
                                                                                                                4,356,244
                                                                                                              -----------

238
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)
                                                                                                  SHARES/
 Templeton Developing Markets Securities Fund                                INDUSTRY            WARRANTS       VALUE
---------------------------------------------------------------------------------------------------------------------------
   Long Term Investments  (cont.)
   Malaysia .7%
   Genting Bhd. ..........................................           Hotels Restaurants & Leisure    748,200  $ 1,850,810
   IOI Corp. Bhd. ........................................                   Food Products           599,000      401,961
   Resorts World Bhd. ....................................           Hotels Restaurants & Leisure    250,000      398,026
                                                                                                              -----------
                                                                                                                2,650,797
                                                                                                              -----------
   Mexico 9.7%
   Alfa SA de CV, A ......................................             Industrial Conglomerates      355,500      488,380
   Cemex SA ..............................................              Construction Materials     3,183,555   11,513,611
   DESC SA de CV DESC, B .................................             Industrial Conglomerates      602,400      228,835
   Fomento Economico Mexicano SA de CV Femsa .............                     Beverages              19,420      580,172
   Grupo Bimbo SA de CV, A ...............................                   Food Products           711,000      998,959
(a)Grupo Carso SA de CV, A ...............................             Industrial Conglomerates       35,000       86,694
(a)Grupo Financiero Banamex Accival SA de CV .............                      Banks              9,016,059   14,825,803
(a)Grupo Financiero Bancomer SA de CV ....................                      Banks              1,773,000      981,668
   Kimberly Clark de Mexico SA de CV, A ..................              Paper & Forest Products       78,000      215,934
(a)Nuevo Grupo Mexico, B .................................                   Metals & Mining         147,800      446,084
   Telefonos de Mexico SA (Telmex), ADR ..................  Diversified Telecommunication Services    99,920    4,508,890
                                                                                                              -----------
                                                                                                               34,875,030
                                                                                                              -----------
   Pakistan 1.1%
(a)Hub Power Co. Ltd. ....................................                   Electric Utilities    5,254,000    1,798,015
   Pakistan Telecommunications Corp., A ..................  Diversified Telecommunication Services 5,577,500    2,100,555
                                                                                                              -----------
                                                                                                                3,898,570
                                                                                                              -----------
   Philippines 1.4%
(a)Philippine National Bank ..............................                         Banks           1,353,861    1,028,934
(a)RFM Corp. .............................................                  Food Products            150,715        3,014
   San Miguel Corp., B ...................................                   Beverages             3,694,300    4,100,673
                                                                                                             -----------
                                                                                                                5,132,621
                                                                                                              -----------
   Poland 5.5%
   Bank Rozwoju Eksportu SA ..............................                        Banks               47,100    1,493,067
   Bank Slaski SA W Katowicach ...........................                        Banks               29,656    1,686,427
(a)Elektrim SA ...........................................                 Electrical Equipment      415,500    5,087,550
   Impexmetal SA .........................................                  Metals & Mining           93,892      620,267
(a)Orbis SA ..............................................            Hotels Restaurants & Leisure    74,000      463,787
   Polski Koncern Naftowy Orlen SA .......................                     Oil & Gas             935,607    5,094,049
   Prokom Software SA ....................................             IT Consulting & Services       15,756      663,410
   Telekomunikacja Polska SA .............................  Diversified Telecommunication Services   671,001    4,481,459
                                                                                                              -----------
                                                                                                               19,590,016
                                                                                                              -----------
   Russia 1.1%
   Lukoil Holdings .......................................                   Oil & Gas                10,500       97,125
   Lukoil Holdings, ADR ..................................                   Oil & Gas                61,010    2,181,108
   Mosenergo, ADR ........................................              Electric Utilities           103,450      232,763
   Mosenergo, GDR ........................................              Electric Utilities            23,100       54,652
   Rostelecom, ADR .......................................  Diversified Telecommunication Services   236,280    1,225,703
   Rostelecom, pfd. ......................................  Diversified Telecommunication Services   249,000       92,130
                                                                                                              -----------
                                                                                                                3,883,481
                                                                                                              -----------
   Singapore 4.4%
   Cycle & Carriage Ltd. .................................                 Specialty Retail           52,605      100,720
   First Capital Corp. Ltd. ..............................                    Real Estate            121,000       97,693
   Fraser and Neave Ltd. .................................                     Beverages             890,100    3,439,256
(a)Golden Agri-Resources Ltd. ............................                  Food Products          1,780,000      220,703
   Keppel Corp. Ltd. .....................................              Diversified Financials     2,423,600    4,724,203
(a)Natsteel Electronics Ltd. .............................              Computers & Peripherals    1,065,000    4,821,367
   Natsteel Ltd. .........................................             Industrial Conglomerates       87,000      146,505
   Sembcorp Industries Ltd. ..............................             Industrial Conglomerates      780,694      765,386

                                                                             239
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)
                                                                                                  SHARES/
 Templeton Developing Markets Securities Fund                                INDUSTRY            WARRANTS       VALUE
---------------------------------------------------------------------------------------------------------------------------
   Long Term Investments  (cont.)
   Singapore (cont.)
   Sembcorp Marine Ltd. ....................................                   Machinery           1,541,000    $ 622,088
   United Industrial Corp. Ltd. ............................                  Real Estate          1,654,000      810,784
                                                                                                             ------------
                                                                                                               15,748,705
                                                                                                             ------------
(a)Slovak Republic .1%
   Slovnaft AS .............................................                   Oil & Gas              39,010      436,912
                                                                                                             ------------
   South Africa 12.9%
(a)African Bank Investments Ltd. ...........................             Diversified Financials    1,084,000      766,103
   Anglo American PLC ......................................                Metals & Mining          106,587    5,758,796
   Barloworld Ltd. .........................................           Industrial Conglomerates      741,700    4,663,794
(a)Comparex Holdings Ltd. ..................................           IT Consulting & Services       66,600       73,726
   Fedsure Holdings Ltd. ...................................                   Insurance             372,177    1,533,939
   Firstrand Ltd. ..........................................                     Banks               107,000      118,732
(a)Imperial Holdings Ltd. ..................................                Specialty Retail          96,952      772,286
   Iscor Ltd. ..............................................                Metals & Mining          806,784    1,332,206
   Kersaf Investments Ltd. .................................         Hotels Restaurants & Leisure    289,767    1,232,562
   Liberty Group Ltd. ......................................                   Insurance             290,762    2,592,660
   Nedcor Ltd. .............................................                     Banks                13,364      301,882
   Old Mutual PLC ..........................................                   Insurance           1,112,150    2,770,282
   Palabora Mining Co. Ltd. ................................                Metals & Mining           89,700      545,073
   Remgro Ltd. .............................................           Industrial Conglomerates      416,170    2,847,768
   Reunert Ltd. ............................................    Electronic Equipment & Instruments   110,400      189,590
   Sanlam Ltd. .............................................                   Insurance           1,334,000    1,684,682
   Sappi Ltd. ..............................................            Paper & Forest Products      132,224      944,956
   Sasol Ltd. ..............................................                   Oil & Gas             950,200    6,144,292
   South African Breweries PLC .............................                   Beverages             922,324    6,481,854
   Super Group Ltd. ........................................               Specialty Retail           97,000       69,194
   Tiger Brands Ltd. .......................................                 Food Products           461,638    3,963,867
   Tongaat-Hulett Group Ltd. ...............................                 Food Products           179,995      907,108
   Venfin Ltd. .............................................    Wireless Telecommunication Services  213,909      569,388
                                                                                                             ------------
                                                                                                               46,264,740
                                                                                                             ------------
   South Korea 6.6%
   Cheil Jedang Corp. ......................................                 Food Products            47,360    1,141,881
   Hana Bank ...............................................                     Banks                49,098      229,771
(a)Hyundai Electronics Industries Co. ......................   Semiconductor Equipment & Products    281,550      895,841
   Hyundai Motor Co. Ltd. ..................................                  Automobiles            211,660    2,024,574
(a)Korea Data Systems ......................................          Computers & Peripherals        136,440      173,651
   Korea Electric Power Corp. ..............................             Electric Utilities          221,940    4,140,541
   Korea Telecom Corp., ADR ................................  Diversified Telecommunication Services  18,912      586,272
   L.G. Chemical Ltd. ......................................                   Chemicals              54,630      490,159
   Samsung Corp. ...........................................       Trading Companies & Distributors   78,460      319,422
(a)Samsung Electro-Mechanics Co. ...........................   Electronic Equipment & Instruments      6,247      169,385
   Samsung Electronics Co. Ltd. ............................     Semiconductor Equipment & Products   48,356    6,039,722
(a)Samsung Heavy Industries Co. Ltd. .......................                   Machinery             865,407    3,016,952
   Samsung SDI Co. Ltd. ....................................     Electronic Equipment & Instruments   60,023    2,230,104
   SK Corp. ................................................                   Oil & Gas             186,840    2,053,025
   SK Global ...............................................       Trading Companies & Distributors   47,710      293,803
                                                                                                             ------------
                                                                                                               23,805,103
                                                                                                             ------------
   Taiwan .6%
(a)Accton Technology Corp. .................................            Computers & Peripherals      454,000      437,779
   Advantech Co. Ltd. ......................................            Computers & Peripherals       38,000      120,609
(a)Compal Electronics Inc. .................................            Computers & Peripherals      367,000      498,105
   Elan Microelectronics Corp. .............................                   Software               63,000      104,740
(a)Procomp Informatics Co. Ltd. ............................                  Machinery               71,000      152,379
(a)Ritek Corp. .............................................            Computers & Peripherals       15,000       22,354

240
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)
                                                                                                  SHARES/
 Templeton Developing Markets Securities Fund                                INDUSTRY            WARRANTS       VALUE
---------------------------------------------------------------------------------------------------------------------------
   Long Term Investments  (cont.)
   Taiwan (cont.)
   UNI-President Enterprises Corp. .........................                Food Products          1,039,240    $ 691,109
(a)Yageo Corp. .............................................  Electronic Equipment & Instruments     198,000      156,212
                                                                                                             ------------
                                                                                                                2,183,287
                                                                                                             ------------
   Thailand 6.1%
(a)American Standard Sanitaryware Public Co. Ltd., fgn. ....            Building Products             24,500       90,364
(a)Bangkok Bank Public Co. Ltd. ............................                     Banks                28,287       16,628
(a)Bangkok Bank Public Co. Ltd., fgn. ......................                     Banks             1,915,700    1,523,551
   BEC World Public Co. Ltd., fgn. .........................                     Media               115,990      577,543
   Charoen Pokphand Foods Public Co. Ltd., fgn. ............                 Food Products         2,057,360    1,882,831
(a)Charoen Pokphand Foods Public Co. Ltd., wts.,
     4/29/02, fgn. .........................................                 Food Products         1,079,130       69,653
   Electricity Generating Public Co. Ltd. ..................              Electric Utilities         264,400      237,704
   Hana Microelectronics Co. Ltd., fgn. ....................  Electronic Equipment & Instruments     168,100      344,880
(a)Jasmine International Public Co. Ltd., fgn. ............. Diversified Telecommunication Services  824,400      155,834
(a)Land and House Public Co. Ltd., fgn. ....................               Household Durables        530,826      168,254
   PTT Exploration & Production Public Co. Ltd., fgn. ......                   Oil & Gas             735,300    1,711,971
   Saha Union Public Co. Ltd., fgn. ........................              Textiles & Apparel          89,794       25,357
(a)Serm Suk Public Co. Ltd. ................................                   Beverages               9,400       19,610
(a)Shin Corporations Public Co. Ltd., fgn. .................  Wireless Telecommunication Services    485,200    1,789,580
(a)Siam Cement Public Co. Ltd. .............................            Construction Materials        45,850      293,829
(a)Siam Cement Public Co. Ltd., fgn. .......................            Construction Materials       180,410    1,705,120
(a)Siam Commercial Bank, 5.25%, cvt. pfd., fgn. ............                      Banks            7,684,100    3,808,394
(a)Siam Commercial Bank, wts., 6/22/04, fgn. ...............                      Banks               67,926        5,011
   Siam Makro Public Co. Ltd., fgn. ........................               Multiline Retail          455,800      546,372
(a)Telecomasia Corp. Public Co. Ltd., fgn. .................Diversified Telecommunication Services 1,682,900      688,600
(a)Thai Airways International Public Co. Ltd., fgn. ........                    Airlines             875,200      645,606
(a)Thai Farmers Bank Public Co. Ltd. .......................                    Banks                362,716      163,047
(a)Thai Farmers Bank Public Co. Ltd., fgn. .................                    Banks              6,010,250    2,978,801
(a)Total Access Communication Public Co. Ltd. .............. Diversified Telecommunication Services  686,500    1,846,685
(a)United Communications Industries, fgn. ..................           Communications Equipment      480,200      387,437
                                                                                                             ------------
                                                                                                               21,682,662
                                                                                                             ------------
   Turkey 5.2%
   Akbank ..................................................                     Banks         1,155,056,328    7,323,571
   Akcansa Cimento Sanayi Ve Ticaret AS ....................            Construction Materials    12,960,000      137,276
   Arcelik AS, Br. .........................................              Household Durables      50,264,000      862,354
   Haci Omer Sabanci Holding AS ............................            Diversified Financials    59,470,000      514,585
(a)KOC Holding AS ..........................................            Diversified Financials    13,182,000      560,476
(a)Tupras-Turkiye Petrol Rafineleri AS .....................                     Oil & Gas       150,830,000    5,625,466
(a)Turkcell Iletisim Hizmetleri AS ......................... Wireless Telecommunication Services  83,020,000    2,600,955
(a)Yapi ve Kredi Bankasi AS ................................                    Banks            225,110,000    1,158,630
                                                                                                             ------------
                                                                                                               18,783,313
                                                                                                             ------------
   Venezuela .8%
   Compania Anonima Nacional Telefonos de Venezuela, ADR ... Diversified Telecommunication Services  159,190    3,014,661
                                                                                                             ------------
 Total Long Term Investments (Cost $365,753,229) ...........................................                  305,910,105
                                                                                                             ------------
                                                                                                 PRINCIPAL
                                                                                                  AMOUNT
                                                                                               ------------
   Short Term Investments 16.2%
   U.S. Treasury Bills, 5.190% - 5.915%, with maturities to 4/12/01 (Cost $57,951,023) .....  $58,667,000      57,955,798
                                                                                                             ------------
   Total Investments (Cost $423,704,252) 101.6% ............................................                  363,865,903
   Other Assets, less Liabilities (1.6)% ...................................................                   (5,603,947)
                                                                                                             ------------
   Total Net Assets 100.0% .................................................................                 $358,261,956
                                                                                                             ============

(a)Non-income producing

                       See notes to financial statements.
                                                                             241
Page
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000

                                                                                                  PRINCIPAL
   Templeton Global Income Securities Fund                                                          AMOUNT*       VALUE
---------------------------------------------------------------------------------------------------------------------------
   Long Term Investments 92.2%
   Argentina .9%
   Republic of Argentina, Series L, 6.00%, 3/31/23 .............................             $ 1,040,000      $ 720,200
                                                                                                             ------------
   Australia 3.4%
   New South Wales Treasury Corp., 6.50%, 5/01/06 ..............................              2,900,000 AUD   1,667,304
   Queensland Treasury Corp., 6.50%, 6/14/05 ...................................              1,930,000 AUD   1,109,131
                                                                                                             ------------
                                                                                                              2,776,435
                                                                                                             ------------
   Belgium 4.2%
   Kingdom of Belgium, 7.50%, 7/29/08 ..........................................              3,186,000 EUR   3,436,272
                                                                                                             ------------
   Brazil 5.0%
   Government of Brazil:
    14.50%, 10/15/09 ...........................................................               2,030,000      2,240,613
    12.25%, 3/06/30 ............................................................               1,200,000      1,113,000
    11.00%, 8/17/40 ............................................................                 960,000        786,000
                                                                                                             ------------
                                                                                                              4,139,613
                                                                                                             ------------
   Bulgaria 3.3%
   Republic of Bulgaria, FRN, 7.75%, 7/28/11 ...................................               3,580,000      2,702,900
                                                                                                             ------------
   Canada 2.4%
   Government of Canada:
    8.75%, 12/01/05 ............................................................              1,247,000 CAD     950,236
    7.00%, 12/01/06 ............................................................              1,478,000 CAD   1,065,597
                                                                                                             ------------
                                                                                                              2,015,833
                                                                                                             ------------
   Colombia .2%
   Republic of Colombia, 9.75%, 4/23/09 ........................................                 160,000        146,207
                                                                                                             ------------

   Denmark 4.6%
   Kingdom of Denmark:
    7.00%, 12/15/04 ............................................................             18,150,000 DKK   2,450,852
    5.00%, 8/15/05 .............................................................             10,885,000 DKK   1,372,896
                                                                                                             ------------
                                                                                                              3,823,748
                                                                                                             ------------
   France 3.2%
   Government of France:
    6.75%, 10/25/03 ............................................................              1,315,000 EUR   1,307,926
    4.00%, 10/25/09 ............................................................              1,555,000 EUR   1,356,992
                                                                                                             ------------
                                                                                                              2,664,918
                                                                                                             ------------
   Germany 20.0%
   Federal Republic of Germany:
    3.25%, 2/17/04 .............................................................              6,493,000 EUR   5,872,857
    4.50%, 7/04/09 .............................................................             11,588,000 EUR  10,594,382
                                                                                                            ------------
                                                                                                             16,467,239
                                                                                                            ------------
   India
   Essar Steel Ltd., 144A, 10.20%, 7/31/05 .....................................                  50,000         20,250
                                                                                                             ------------
   Italy 6.2%
   Buoni Poliennali del Tesoro:
    7.75%, 11/01/06 ............................................................              4,183,293 EUR   4,481,665
    5.50%, 11/01/10 ............................................................                634,000 EUR     606,661
                                                                                                             ------------
                                                                                                              5,088,326
                                                                                                             ------------

   Mexico 3.0%
   United Mexican States:
    9.875%, 2/01/10 ............................................................               1,300,000      1,398,800
    11.50%, 5/15/26 ............................................................                 885,000      1,077,488
                                                                                                             ------------
                                                                                                              2,476,288
                                                                                                             ------------

   New Zealand 3.4%
   Government of New Zealand, 7.00%, 7/15/09 ...................................              6,040,000 NZD   2,842,680
                                                                                                             ------------

242
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)

                                                                                                  PRINCIPAL
   Templeton Global Income Securities Fund                                                          AMOUNT*       VALUE
---------------------------------------------------------------------------------------------------------------------------
   Long Term Investments (cont.)
   Spain 2.6%
   Government of Spain, 10.15%, 1/31/06 ........................................              1,879,000 EUR $ 2,180,609
                                                                                                            ------------
   Sweden 1.1%
   Kingdom of Sweden, 6.00%, 2/09/05 ...........................................              8,000,000 SEK     895,690
                                                                                                            ------------
   Turkey .9%
   Republic of Turkey, 11.875%, 1/15/30 ........................................                 790,000        701,125
                                                                                                             ------------
   United Kingdom 6.5%
   United Kingdom:
    6.50%, 12/07/03 ............................................................              1,800,000 GBP   2,780,007
    7.50%, 12/07/06 ............................................................              1,550,000 GBP   2,588,736
                                                                                                            ------------
                                                                                                              5,368,743
                                                                                                            ------------
   United States 19.0%
   U.S. Treasury Bond, 5.25%, 11/15/28 .........................................              10,000,000      9,586,220
   U.S. Treasury Note:
    4.50%, 1/31/01 .............................................................               3,300,000      3,297,423
    6.125%, 8/31/02 ............................................................                 880,000        892,048
    7.25%, 8/15/04 .............................................................               1,772,000      1,894,620
                                                                                                            ------------
                                                                                                             15,670,311
                                                                                                            ------------
   Venezuela 2.3%
   Republic of Venezuela, 144A, 9.125%, 6/18/07 ................................               2,240,000      1,854,494
                                                                                                            ------------
   Total Long Term Investments (Cost $81,416,770) ..............................                             75,991,881
                                                                                                            ------------

(g)Repurchase Agreements 6.0%
   Lehman Securities Inc., 6.40%, 1/02/01 (Maturity Value $2,501,778)
    Collateralized by Federal Home Loan Mortgage Corp. Discount Notes ..........               2,500,000      2,500,000
   Paribas Corp., 6.45%, 1/02/01 (Maturity Value $2,455,759)
    Collateralized by Federal Home Loan Mortgage Corp. Discount Notes ..........               2,454,000      2,454,000
                                                                                                            ------------
   Total Repurchase Agreements (Cost $4,954,000) ...............................                              4,954,000
                                                                                                            ------------
   Total Investments (Cost $86,370,770) 98.2% ..................................                             80,945,881
   Other Assets, less Liabilities 1.8% .........................................                              1,461,746
                                                                                                            ------------
   Total Net Assets 100.0% .....................................................                            $82,407,627
                                                                                                            ============


   Currency Abbreviations:
   AUD-Australian Dollar
   CAD-Canadian Dollar
   DKK-Danish Krone
   EUR-European Unit
   GBP-British Pound
   NZD-New Zealand Dollar
   SEK-Swedish Krona

  *The principal amount is stated in U.S. dollars unless otherwise indicated.
(g)See Note 1(c) regarding repurchase agreements.

                       See notes to financial statements.
                                                                             243
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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2000


 Templeton Growth Securities Fund                                                   COUNTRY      SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
 Common Stocks 91.4%

 Aerospace & Defense 4.7%
 BAE Systems PLC ...........................................................    United Kingdom 2,132,034   $ 12,166,126
 Lockheed Martin Corp. .....................................................     United States   612,500     20,794,375
 Raytheon Co., A ...........................................................     United States   483,374     14,017,846
 Rolls-Royce PLC ...........................................................    United Kingdom 4,016,521     11,939,825
                                                                                                          -----------------
                                                                                                             58,918,172
                                                                                                          -----------------
 Air Freight & Couriers .2%
 Airborne Inc. .............................................................     United States   272,000      2,652,000
                                                                                                          -----------------
 Airlines 1.0%
 Singapore Airlines Ltd. ...................................................       Singapore   1,303,100     12,925,790
                                                                                                          -----------------
 Auto Components 1.2%
 Goodyear Tire & Rubber Co. ................................................     United States   269,000      6,184,310
 Michelin SA, B ............................................................        France       200,000      7,238,553
 Visteon Corp. .............................................................     United States   153,289      1,762,824
                                                                                                          -----------------
                                                                                                             15,185,687
                                                                                                          -----------------
 Automobiles 4.8%
 Bayerische Motorenwerke AG ................................................        Germany      203,600      6,642,476
 Ford Motor Co. ............................................................     United States   711,507     16,675,945
 General Motors Corp. ......................................................     United States   365,000     18,592,187
 Regie Nationale des Usines Renault SA .....................................        France       165,000      8,597,542
 Volkswagen AG .............................................................        Germany      165,400      8,781,435
                                                                                                          -----------------
                                                                                                             59,289,585
                                                                                                          -----------------
 Banks 8.1%
 Australia & New Zealand Banking Group Ltd. ................................       Australia   1,844,184     14,735,519
 Banco Popular Espanol SA ..................................................         Spain       140,000      4,876,400
 Bank of America Corp. .....................................................     United States   435,000     19,955,625
 Foreningssparbanken AB, A .................................................        Sweden       350,000      5,360,076
 HSBC Holdings PLC .........................................................       Hong Kong   1,900,801     28,146,837
 National Australia Bank Ltd. ..............................................       Australia     915,000     14,647,606
 U.S. Bancorp. .............................................................     United States   425,000     12,404,688
                                                                                                          -----------------
                                                                                                            100,126,751
                                                                                                          -----------------
 Beverages .2%
 PanAmerican Beverages Inc., A .............................................        Mexico       150,000      2,128,125
                                                                                                          -----------------
 Building Products .7%
 Novar PLC .................................................................    United Kingdom 2,805,290      8,423,036
                                                                                                          -----------------
Chemicals 5.4%
 Agrium Inc. ...............................................................        Canada       400,000      5,850,000
 Akzo Nobel NV .............................................................      Netherlands    355,200     19,075,080
 BASF AG ...................................................................        Germany      253,200     11,517,411
 DSM NV, Br. ...............................................................      Netherlands    300,000     10,508,576
 Eastman Chemical Co. ......................................................     United States   125,000      6,093,750
 Kemira OY .................................................................        Finland      447,900      2,270,765
 Lyondell Chemical Co. .....................................................     United States   770,500     11,798,281
                                                                                                          -----------------
                                                                                                             67,113,863
                                                                                                          -----------------
 Commercial Services & Supplies 1.8%
 Waste Management Inc. .....................................................     United States   800,000     22,200,000
                                                                                                          -----------------
 Computers & Peripherals 1.1%
 Compaq Computer Corp. .....................................................     United States   400,000      6,020,000
 Fujitsu Ltd. ..............................................................         Japan       350,000      5,161,121
 Hewlett-Packard Co. .......................................................     United States    10,000        315,625
(a)Lexmark International Inc. ..............................................     United States    60,000      2,658,750
                                                                                                          -----------------
                                                                                                             14,155,496
                                                                                                          -----------------

244
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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2000


 Templeton Growth Securities Fund                                                   COUNTRY      SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)

   Construction Materials .2%
   Cheung Kong Infrastructure Holdings Ltd. ................................       Hong Kong   1,768,000    $ 2,912,704
                                                                                                          -----------------
   Containers & Packaging .4%
   Assidoman AB ............................................................        Sweden       153,680      3,094,611
   Assidoman AB, 144A ......................................................        Sweden        46,104        928,383
(a)Assidoman AB, Redemption Shares .........................................        Sweden        38,420        773,653
(a)Assidoman AB, Redemption Shares, 144A ...................................        Sweden        11,526        232,096
                                                                                                          -----------------
                                                                                                              5,028,743
                                                                                                          -----------------
   Diversified Financials 2.6%
   Merrill Lynch & Co. Inc. ................................................     United States   250,000     17,046,875
   Nomura Securities Co. Ltd. ..............................................         Japan        66,000      1,187,653
   Swire Pacific Ltd., A ...................................................       Hong Kong   1,688,300     12,175,396
   Swire Pacific Ltd., B ...................................................       Hong Kong   1,304,000      1,136,835
                                                                                                          -----------------
                                                                                                             31,546,759
                                                                                                          -----------------
   Diversified Telecommunication Services 4.4%
   AT&T Corp. ..............................................................     United States   500,000      8,656,250
   Nippon Telegraph & Telephone Corp. ......................................         Japan         1,698     12,236,900
   SBC Communications Inc. .................................................     United States   160,000      7,640,000
   Telecom Argentina Stet-France Telecom SA, (TECO), B, ADR ................       Argentina     240,000      3,765,000
   Telecom Corp. of New Zealand Ltd. .......................................      New Zealand  2,386,100      5,078,628
   Telefonos de Mexico SA de CV (Telmex), L, ADR ...........................        Mexico       279,855     12,628,457
(a)Worldcom Inc. ...........................................................     United States   300,000      4,218,750
                                                                                                          -----------------
                                                                                                             54,223,985
                                                                                                          -----------------
   Electric Utilities 7.4%
   CLP Holdings Ltd. .......................................................       Hong Kong   2,043,000     10,188,938
   E.On AG .................................................................        Germany      278,000     16,912,865
   Endesa SA ...............................................................         Spain       400,000      6,816,069
   Entergy Corp. ...........................................................     United States    97,900      4,142,394
   Hong Kong Electric Holdings Ltd. ........................................       Hong Kong   3,394,000     12,531,853
   Iberdrola SA, Br. .......................................................         Spain     1,031,200     12,924,732
   Innogy Holdings PLC .....................................................    United Kingdom 1,802,600      5,028,689
   International Power PLC .................................................    United Kingdom 1,802,600      6,550,087
   Korea Electric Power Corp. ..............................................      South Korea    458,200      8,548,237
   Potomac Electric Power Co. ..............................................     United States   100,000      2,471,000
   Powergen PLC ............................................................    United Kingdom   600,000      5,651,076
                                                                                                          -----------------
                                                                                                             91,765,940
                                                                                                          -----------------
   Electrical Equipment .2%
   ABB Ltd. ................................................................      Switzerland     23,495      2,412,872
                                                                                                          -----------------
   Electronic Equipment & Instruments .8%
   Hitachi Ltd. ............................................................         Japan     1,103,500      9,836,804
                                                                                                          -----------------
   Food & Drug Retailing 4.3%
   Albertson's Inc. ........................................................     United States   537,800     14,251,700
(a)Kroger Co. ..............................................................     United States   910,000     24,626,875
   Safeway PLC .............................................................    United Kingdom 3,223,718     14,470,927
                                                                                                          -----------------
                                                                                                             53,349,502
                                                                                                          -----------------
 Food Products 5.3%
 General Mills Inc. ........................................................     United States   125,000      5,570,312
 H.J. Heinz Co. ............................................................     United States   650,000     30,834,375
 Northern Foods PLC ........................................................    United Kingdom 2,208,797      4,536,839
 Sara Lee Corp. ............................................................     United States   400,000      9,825,000
 Unilever PLC ..............................................................    United Kingdom 1,800,000     15,366,805
                                                                                                          -----------------
                                                                                                             66,133,331
                                                                                                          -----------------

                                                                             245

Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2000 (Cont.)


 Templeton Growth Securities Fund                                                   COUNTRY      SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)

   Gas Utilities .8%
   TransCanada PipeLines Ltd. ................................................        Canada       885,566   $ 10,140,969
                                                                                                          -----------------
(a)Health Care Providers & Services .6%
   Aetna Inc. ................................................................     United States   180,000      7,391,250
                                                                                                          -----------------
(a)Hotels Restaurants & Leisure .1%
   P & O Princess Cruises PLC ................................................    United Kingdom   294,200      1,241,526
                                                                                                          -----------------
   Household Durables .7%
   LG Electronics Inc. .......................................................      South Korea    275,000      2,597,826
   Newell Rubbermaid Inc. ....................................................     United States   275,000      6,256,250
                                                                                                          -----------------
                                                                                                                8,854,076
                                                                                                          -----------------
   Household Products 1.7%
   Procter & Gamble Co. ......................................................     United States   264,000     20,707,500
                                                                                                          -----------------
   Insurance 5.8%
   Ace Ltd. ..................................................................        Bermuda      302,000     12,816,125
   Allstate Corp. ............................................................     United States   457,700     19,938,556
   Torchmark Corp. ...........................................................     United States   273,400     10,508,813
   Unumprovident Corp. .......................................................     United States    81,100      2,179,563
   XL Capital Ltd., A ........................................................        Bermuda      127,100     11,105,363
   Zurich Financial Services AG ..............................................      Switzerland     25,298     15,252,173
                                                                                                          -----------------
                                                                                                               71,800,593
                                                                                                          -----------------
(a)IT Consulting & Services .1%
   Gartner Group Inc., B .....................................................     United States   224,400      1,422,696
                                                                                                          -----------------
   Leisure Equipment & Products 2.0%
   Eastman Kodak Co. .........................................................     United States   159,600      6,284,250
   Fuji Photo Film Co. Ltd. ..................................................         Japan       450,000     18,835,377
                                                                                                          -----------------
                                                                                                               25,119,627
                                                                                                          -----------------
   Machinery 2.0%
   METSO OYJ .................................................................        Finland      380,650      4,252,753
   Sandvik AB ................................................................        Sweden       440,000     10,585,555
   Volvo AB, B ...............................................................        Sweden       595,620      9,879,130
                                                                                                          -----------------
                                                                                                               24,717,438
                                                                                                          -----------------
   Marine .1%
   Peninsular & Oriental Steam Navigation Co. ................................    United Kingdom   294,200      1,392,048
                                                                                                          -----------------
   Media 1.2%
   Gannett Co. Inc. ..........................................................     United States   230,000     14,504,375
   South China Morning Post Ltd. .............................................       Hong Kong   1,254,000        932,473
                                                                                                          -----------------
                                                                                                             15,436,848
                                                                                                          -----------------
   Metals & Mining 2.9%
   AK Steel Holding Corp. ....................................................     United States   795,400      6,959,750
   Barrick Gold Corp. ........................................................        Canada       768,800     12,594,968
   Companhia Siderurgica Nacional Sid Nacional CSN ...........................        Brazil   129,100,000      4,111,338
   Industrias Penoles SA .....................................................        Mexico       268,800        181,839
   Pohang Iron & Steel Co. Ltd. ..............................................      South Korea    131,192      7,933,745
   USX-U.S. Steel Group ......................................................     United States   250,000      4,500,000
                                                                                                          -----------------
                                                                                                               36,281,640
                                                                                                          -----------------
   Multiline Retail 2.4%
   J.C. Penney Co. Inc. ......................................................     United States   530,000      5,763,750
(a)Kmart Corp. .............................................................     United States 1,100,000      5,843,750
   Marks & Spencer PLC .......................................................    United Kingdom 3,261,000      9,072,812
   Sears, Roebuck & Co. ......................................................     United States   275,900      9,587,525
                                                                                                          -----------------
                                                                                                             30,267,837
                                                                                                          -----------------

246

Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2000 (Cont.)


 Templeton Growth Securities Fund                                                   COUNTRY      SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)

   Oil & Gas 6.2%
   Amerada Hess Corp. ........................................................     United States    47,928    $ 3,501,740
   Burlington Resources Inc. .................................................     United States   193,400      9,766,700
   Eni SpA ...................................................................         Italy     1,559,050      9,953,283
   Occidental Petroleum Corp. ................................................     United States   423,100     10,260,175
   PetroChina Co. Ltd., H ....................................................         China    40,950,000      6,825,088
   Petroleo Brasileiro SA, ADR ...............................................        Brazil       350,000      8,050,000
   Repsol YPF SA .............................................................         Spain       500,000      7,989,635
   Shell Transport & Trading Co. PLC .........................................    United Kingdom 1,132,853      9,265,151
   Texaco Inc. ...............................................................     United States   180,000     11,182,500
                                                                                                          -----------------
                                                                                                               76,794,272
                                                                                                          -----------------
Paper & Forest Products 4.1%
   Bowater Inc. ..............................................................     United States   191,800     10,812,725
   Georgia-Pacific Corp. (Timber Grp.) .......................................     United States   272,200      8,148,988
   International Paper Co. ...................................................     United States   300,000     12,243,750
   Metsa Serla OY, B .........................................................        Finland      270,000      2,154,667
   Stora Enso OYJ, R .........................................................        Finland      132,700      1,569,780
   UPM-Kymmene Corp. .........................................................        Finland      450,000     15,441,777
                                                                                                          -----------------
                                                                                                               50,371,687
                                                                                                          -----------------
   Pharmaceuticals 1.7%
   Abbott Laboratories .......................................................     United States   445,370     21,572,609
                                                                                                          -----------------
   Real Estate 3.3%
   Amoy Properties Ltd. ......................................................       Hong Kong   2,635,500      2,939,634
   Cheung Kong Holdings Ltd. .................................................       Hong Kong   1,615,499     20,660,012
   General Growth Properties Inc. ............................................     United States   164,500      5,952,844
   Highwoods Properties Inc. .................................................     United States   107,900      2,684,013
   National Health Investors Inc. ............................................     United States   311,100      2,294,362
   New World Development Co. Ltd. ............................................       Hong Kong   1,513,457      1,833,635
   Rouse Co. .................................................................     United States   180,000      4,590,000
                                                                                                          -----------------
                                                                                                               40,954,500
                                                                                                          -----------------
(a)Semiconductor Equipment & Products .1%
   Hyundai Electronics Industries Co. ........................................      South Korea    300,000        954,545
                                                                                                          -----------------
   Specialty Retail .4%
   W.H. Smith PLC ............................................................    United Kingdom   772,850      4,946,988
                                                                                                          -----------------
   Trading Companies & Distributors .2%
   Samsung Corp. .............................................................      South Korea    500,000      2,035,573
                                                                                                          -----------------
   Wireless Telecommunication Services .2%
   SK Telecom Co. Ltd., ADR ..................................................      South Korea     54,400      1,281,800
   Smartone Telecommunications Holdings Ltd. .................................       Hong Kong   1,108,000      1,598,097
                                                                                                          -----------------
                                                                                                                2,879,897
                                                                                                          -----------------
   Total Common Stocks (Cost $1,089,510,662)..................................                              1,135,613,264
                                                                                                          -----------------
   Preferred Stocks .7%
   Cia Vale do Rio Doce, A, ADR, pfd. ........................................        Brazil       120,000      2,955,000
   Petroleo Brasileiro SA, pfd. ..............................................        Brazil       157,470      3,696,911
   Volkswagen AG, pfd. .......................................................        Germany       60,000      1,830,762
                                                                                                          -----------------
   Total Preferred Stocks (Cost $9,453,358) ..................................                                  8,482,673
                                                                                                          -----------------
   Total Long Term Investments (Cost $1,098,964,020) .........................                              1,144,095,937
                                                                                                          -----------------


                                                                             247
Page
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2000 (Cont.)


                                                                                                PRINCIPAL
 Templeton Growth Securities Fund                                                   COUNTRY      AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------

(g)Repurchase Agreements 8.1%
   Lehman Securities Inc., 6.40%, 1/02/01 (Maturity Value $50,035,556)
    Collateralized by Federal Home Loan Mortgage Corp. Discount Notes ........     United States $50,000,000  $ 50,000,000
   Paribas Corp., 6.45%, 1/02/01 (Maturity Value $51,208,673)
    Collateralized by Federal Home Loan Mortgage Corp. Discount Notes ........     United States  51,172,000    51,172,000
                                                                                                           ----------------
   Total Repurchase Agreements (Cost $101,172,000) ...........................                                 101,172,000
                                                                                                           ----------------
   Total Investments (Cost $1,200,136,020) 100.2% ............................                               1,245,267,937
   Other Assets, less Liabilities (.2)% ......................................                                  (2,587,382)
                                                                                                           ----------------
   Total Net Assets 100.0% ...................................................                              $1,242,680,555
                                                                                                           ================

(a)Non-income producing
(g)See Note 1(c) regarding repurchase agreements.

                       See notes to financial statements.

248
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2000


 Templeton International Securities Fund                                             COUNTRY      SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
   Common Stocks 92.3%

   Aerospace & Defense 2.0%
   BAE Systems PLC ...........................................................     United Kingdom  2,764,936 $ 15,777,685
   Saab AB, B ................................................................         Sweden        423,593    3,501,696
                                                                                                           ----------------
                                                                                                               19,279,381
                                                                                                           ----------------
   Air Freight & Couriers 1.1%
   Mayne Nickless Ltd., A ....................................................        Australia    3,119,588   10,123,073
                                                                                                           ----------------
   Airlines .9%
   British Airways PLC .......................................................     United Kingdom  1,500,553    8,725,188
                                                                                                           ----------------
   Auto Components .6%
   Autoliv Inc., SDR .........................................................         Sweden        393,611    6,173,963
                                                                                                           ----------------
   Automobiles 1.0%
   Volkswagen AG .............................................................         Germany       181,815    9,652,942
                                                                                                           ----------------
   Banks 8.7%
   Australia & New Zealand Banking Group Ltd. ................................        Australia    1,712,582   13,683,984
   BA Holding AG .............................................................         Austria        56,130    3,088,091
   BA Holding AG, 144A .......................................................         Austria       134,116    7,378,628
   Banca Nazionale del Lavoro SpA ............................................          Italy      3,283,734   10,081,220
   Foreningssparbanken AB, A .................................................         Sweden        275,345    4,216,772
   HSBC Holdings PLC .........................................................        Hong Kong      370,855    5,491,577
   HSBC Holdings PLC, ADR ....................................................        Hong Kong      105,243    7,745,885
   National Bank of Canada ...................................................         Canada        523,079    9,263,583
   Nordea AB .................................................................         Sweden      2,135,083   16,838,036
   Unibanco Uniao de Bancos Brasileiros SA, GDR ..............................         Brazil        209,029    6,153,291
                                                                                                           ----------------
                                                                                                               83,941,067
                                                                                                           ----------------
   Beverages .3%
   PanAmerican Beverages Inc., A .............................................         Mexico        168,995    2,397,617
                                                                                                           ----------------
   Building Products .9%
   Hepworth PLC ..............................................................     United Kingdom    775,101    3,253,565
   Novar PLC .................................................................     United Kingdom  1,902,783    5,713,209
                                                                                                           ----------------
                                                                                                                8,966,774
                                                                                                           ----------------
   Chemicals 5.6%
   Akzo Nobel NV .............................................................       Netherlands     329,003   17,668,239
   BASF AG ...................................................................         Germany       276,469   12,575,857
   Clariant AG ...............................................................       Switzerland      31,760   11,386,955
(a)Elementis PLC .............................................................     United Kingdom  3,163,208    5,245,001
   Imperial Chemical Industries PLC ..........................................     United Kingdom    499,408    4,121,759
   Kemira OY .................................................................         Finland       634,389    3,216,228
                                                                                                           ----------------
                                                                                                               54,214,039
                                                                                                           ----------------
(a)Commercial Services & Supplies 1.0%
   Chubb PLC .................................................................     United Kingdom  2,724,071    6,348,014
   Kidde PLC .................................................................     United Kingdom  2,724,071    2,889,160
                                                                                                           ----------------
                                                                                                              9,237,174
                                                                                                           ----------------
   Communications Equipment .9%
   Alcatel SA ................................................................         France         62,176    3,531,633
   Alcatel SA, ADR ...........................................................         France         92,583    5,178,862
                                                                                                           ----------------
                                                                                                                8,710,495
                                                                                                           ----------------
   Computers & Peripherals .7%
   Fujitsu Ltd. ..............................................................          Japan        470,271    6,934,644
                                                                                                           ----------------
   Construction & Engineering .3%
   Fletcher Challenge Building Ltd. ..........................................       New Zealand   3,662,514    3,176,494
                                                                                                           ----------------
   Diversified Financials 4.1%
   ING Groep NV ..............................................................       Netherlands     225,305   17,996,817
   Nomura Securities Co. Ltd. ................................................          Japan        834,730   15,020,754
   Swire Pacific Ltd., B .....................................................        Hong Kong    7,938,127    6,920,507
                                                                                                           ----------------
                                                                                                             39,938,078
                                                                                                           ----------------


                                                                             249
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2000 (Cont)



 Templeton International Securities Fund                                            COUNTRY      SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Diversified Telecommunication Services 6.0%
(a)Cia de Telecomunicaciones de Chile SA, ADR ................................         Chile         251,452  $ 3,316,023
   Korea Telecom Corp., ADR ..................................................       South Korea     200,070    6,202,170
   Nippon Telegraph & Telephone Corp. ........................................          Japan          1,463   10,543,336
   Philippine Long Distance Telephone Co., ADR ...............................       Philippines     502,088    8,943,443
   Telecom Corp. of New Zealand Ltd. .........................................       New Zealand   2,964,626    6,309,976
(a)Telefonica SA, ADR ........................................................          Spain        253,427   12,671,350
   Telefonos de Mexico SA (Telmex), L, ADR ...................................         Mexico        210,229    9,486,584
                                                                                                           ----------------
                                                                                                               57,472,882
                                                                                                           ----------------
   Electric Utilities 8.3%
   CLP Holdings Ltd. .........................................................        Hong Kong    2,378,158   11,860,453
   E.On AG ...................................................................         Germany       271,353   16,508,477
   Gener SA, ADR .............................................................          Chile        177,037    3,164,536
   Hong Kong Electric Holdings Ltd. ..........................................        Hong Kong    2,367,298    8,740,905
   Iberdrola SA, Br. .........................................................          Spain        918,222   11,508,702
   Innogy Holdings PLC .......................................................     United Kingdom  1,149,686    3,207,264
   International Power PLC ...................................................     United Kingdom  1,149,686    4,177,601
   Korea Electric Power Corp. ................................................       South Korea     250,000    4,664,032
   Powergen PLC ..............................................................     United Kingdom  1,707,059   16,077,868
                                                                                                           ----------------
                                                                                                               79,909,838
                                                                                                           ----------------
   Electrical Equipment 1.4%
   Alstom SA .................................................................         France        528,574   13,646,959
                                                                                                           ----------------
   Electronic Equipment & Instruments 1.0%
   Hitachi Ltd. ..............................................................          Japan      1,078,067    9,610,089
                                                                                                           ----------------
   Food & Drug Retailing 1.3%
   Safeway PLC ...............................................................     United Kingdom  2,880,587   12,930,648
                                                                                                           ----------------
   Food Products 3.0%
   Northern Foods PLC ........................................................     United Kingdom  1,910,572    3,924,289
   Tate & Lyle PLC ...........................................................     United Kingdom  1,925,078    7,117,351
   Unilever PLC ..............................................................     United Kingdom  2,112,924   18,038,272
                                                                                                           ----------------
                                                                                                               29,079,912
                                                                                                           ----------------
   Health Care Equipment & Supplies .8%
   Nycomed Amersham PLC ......................................................     United Kingdom    918,222    7,496,965
                                                                                                           ----------------
(a)Hotels Restaurants & Leisure .4%
   P & O Princess Cruises PLC ................................................     United Kingdom    789,853    3,333,186
                                                                                                           ----------------
   Household Durables 2.5%
   Koninklijke Philips Electronics NV ........................................       Netherlands     392,839   14,391,274
   Sony Corp. ................................................................          Japan        138,634    9,590,268
                                                                                                           ----------------
                                                                                                               23,981,542
                                                                                                           ----------------
   Insurance 10.0%
   Ace Ltd. ..................................................................         Bermuda       497,103   21,095,809
   AXA SA ....................................................................         France        111,323   16,095,446
   AXA SA, 144A ..............................................................         France         10,120    1,463,183
(a)Pacific Century Regional Developments Ltd. ................................       Singapore     6,410,127    3,271,605
   Scor ......................................................................         France        145,685    7,563,753
   Swiss Reinsurance Co. .....................................................       Switzerland       6,369   15,269,093
   XL Capital Ltd., A ........................................................         Bermuda        99,328    8,678,784
   Zurich Financial Services AG ..............................................       Switzerland      38,597   23,270,144
                                                                                                           ----------------
                                                                                                               96,707,817
                                                                                                           ----------------
   Machinery 2.8%
   IHC Caland NV .............................................................       Netherlands     109,264    5,129,139
   Invensys PLC ..............................................................     United Kingdom  1,829,526    4,236,089
   Komatsu Ltd. ..............................................................          Japan      2,196,343    9,712,375
   Volvo AB, B ...............................................................         Sweden        491,704    8,155,548
                                                                                                           ----------------
                                                                                                               27,233,151
                                                                                                           ----------------

250
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Statement of Investments, December 31, 2000 (Cont.)



 Templeton International Securities Fund                                            COUNTRY      SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Marine .7%
   Koninklijke Nedlloyd Groep NV .............................................       Netherlands     126,047  $ 2,757,311
   Peninsular & Oriental Steam Navigation Co. ................................     United Kingdom    789,853    3,737,298
                                                                                                             ----------------
                                                                                                                6,494,609
                                                                                                             ----------------
   Media 1.7%
   Wolters Kluwer NV .........................................................       Netherlands     600,280   16,366,201
                                                                                                            ----------------
   Metals & Mining 3.4%
   Barrick Gold Corp. ........................................................         Canada        607,739    9,957,694
   BHP Ltd. ..................................................................        Australia      551,005    5,803,694
   Corus Group PLC ...........................................................     United Kingdom  4,733,704    4,967,550
   Industrias Penoles SA .....................................................         Mexico        461,125      311,943
   Pohang Iron & Steel Co. Ltd. ..............................................       South Korea     185,150   11,196,818
                                                                                                             ----------------
                                                                                                               32,237,699
                                                                                                             ----------------
   Multiline Retail 1.7%
   Hudsons Bay Co. ...........................................................         Canada        210,238    2,057,589
   Marks & Spencer PLC .......................................................     United Kingdom  2,780,830    7,736,874
   Mothercare PLC ............................................................     United Kingdom    661,679    1,383,790
   Next PLC ..................................................................     United Kingdom    451,914    5,565,975
                                                                                                             ----------------
                                                                                                               16,744,228
                                                                                                             ----------------
   Oil & Gas 5.4%
   Eni SpA ...................................................................          Italy      2,115,960   13,508,706
   Repsol YPF SA .............................................................          Spain        730,405   11,671,339
   Shell Transport & Trading Co. PLC .........................................     United Kingdom  1,679,653   13,737,210
   Total Fina Elf SA, B ......................................................         France         86,277   12,830,619
                                                                                                             ----------------
                                                                                                               51,747,874
                                                                                                             ----------------
   Paper & Forest Products 1.4%
   Stora Enso OYJ, R .........................................................         Finland       584,330    6,905,071
   UPM-Kymmene Corp. .........................................................         Finland       204,542    7,018,871
                                                                                                             ----------------
                                                                                                               13,923,942
                                                                                                             ----------------
   Pharmaceuticals 6.3%
   Aventis SA ................................................................         France        212,048   18,614,149
(a)Elan Corp. PLC, ADR .......................................................     Irish Republic    264,619   12,387,477
   Merck KGAA ................................................................         Germany       370,710   16,183,954
   Teva Pharmaceutical Industries Ltd., ADR ..................................         Israel        187,622   13,743,312
                                                                                                             ----------------
                                                                                                               60,928,892
                                                                                                             ----------------
   Real Estate 2.4%
   Cheung Kong Holdings Ltd. .................................................        Hong Kong    1,808,137   23,123,586
                                                                                                             ----------------
   Road & Rail 2.5%
   Nippon Express Co. Ltd. ...................................................          Japan      2,115,342   12,780,960
   Seino Transportation Co. Ltd. .............................................          Japan        321,672    1,354,853
   Stagecoach Holdings PLC ...................................................     United Kingdom  9,856,847    9,791,619
                                                                                                             ----------------
                                                                                                               23,927,432
                                                                                                             ----------------
(a)Semiconductor Equipment & Products .4%
   Hyundai Electronics Industries Co. ........................................       South Korea   1,088,500    3,463,409
                                                                                                             ----------------
   Transportation Infrastructure .1%
   Hong Kong Aircraft Engineering Co. Ltd. ...................................        Hong Kong      551,901      976,453
                                                                                                             ----------------
   Wireless Telecommunication Services .7%
   Smartone Telecommunications Holdings Ltd. .................................        Hong Kong    4,459,118    6,431,503
                                                                                                             ----------------
   Total Common Stocks (Cost $806,960,832)....................................                                889,239,746
                                                                                                             ----------------
   Preferred Stocks 3.1%
   Cia Vale do Rio Doce, A, ADR, pfd. ........................................         Brazil        204,192    5,028,228
   Embratel Participacoes SA, ADR, pfd. ......................................         Brazil        231,091    3,625,240

                                                                             251
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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2000 (Cont.)



 Templeton International Securities Fund                                             COUNTRY      SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
 Preferred Stocks (cont.)

   Petroleo Brasileiro SA, pfd. ..............................................         Brazil        300,000  $ 7,043,077
   Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. .....................         Brazil        129,339    9,425,580
   Volkswagen AG, pfd. .......................................................         Germany       160,254    4,889,783
                                                                                                             ----------------
   Total Preferred Stocks (Cost $27,493,443) .................................                                 30,011,908
                                                                                                             ----------------

                                                                                                 PRINCIPAL
                                                                                                  AMOUNT
                                                                                                 ---------
   Short Term Investments .5%
   Sallie Mae, 6.264%, 4/19/01 (Cost $5,000,000) .............................      United States $5,000,000    4,999,230
                                                                                                             ----------------
   Total Investments before Repurchase Agreements (Cost $839,454,275) ........                                924,250,884
                                                                                                             ----------------
(g)Repurchase Agreements 5.4%
   Lehman Brothers Inc., 6.40%, 1/02/01 (Maturity Value $25,017,778)
    Collateralized by Federal Home Loan Mortgage Corp. Discount Notes ........      United States 25,000,000   25,000,000
   Paribas Corp., 6.45%, 1/02/01 (Maturity Value $26,780,179)
    Collateralized by Fannie Mae Discount Notes ..............................      United States 26,761,000   26,761,000
                                                                                                             ----------------
   Total Repurchase Agreements (Cost $51,761,000) ............................                                 51,761,000
                                                                                                             ----------------
   Total Investments (Cost $891,215,275) 101.3% ..............................                                976,011,884
   Other Assets, less Liabilities (1.3)% .....................................                                (12,401,366)
                                                                                                             ----------------
   Total Net Assets 100.0% ...................................................                               $963,610,518
                                                                                                             ----------------


(a)Non-income producing
(g)See Note 1(c) regarding repurchase agreements.

                       See notes to financial statements.

252

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2000


 Templeton International Smaller Companies Fund                                        COUNTRY     SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
 Common Stocks 82.6%

(a)Airlines .6%
   Grupo Aeroportuario del Sereste, B, ADR ...................................           Mexico       10,400    $ 172,900
                                                                                                             ----------------
   Auto Components 1.0%
   Laird Group PLC ...........................................................       United Kingdom   62,000      322,767
                                                                                                             ----------------
   Banks 7.4%
   BA Holding AG, 144A .......................................................           Austria       6,000      330,101
   Banco de Valencia SA ......................................................            Spain       10,797       89,204
   Banco Pastor SA ...........................................................            Spain        8,000      345,498
   Dah Sing Financial Holdings Ltd. ..........................................          Hong Kong    134,800      725,855
   Erste Bank der Oester Sparkassen AG .......................................           Austria       7,455      335,959
   Laurentian Bank of Canada .................................................           Canada       22,580      418,677
                                                                                                             ----------------
                                                                                                                2,245,294
                                                                                                             ----------------
   Beverages 1.0%
   Grupo Continental SA ......................................................           Mexico      269,010      293,969
                                                                                                             ----------------
   Building Products 1.8%
   Novar PLC .................................................................       United Kingdom  117,500      352,800
   Saint-Gobain Cristaleria SA ...............................................            Spain        1,291       33,344
   Zehnder Holding AG ........................................................         Switzerland       252      160,950
                                                                                                             ----------------
                                                                                                                  547,094
                                                                                                             ----------------
   Chemicals 2.5%
(a)Elementis PLC .............................................................       United Kingdom  142,000      235,454
   Energia e Industrias Aragonesas Eia SA ....................................            Spain       34,500      137,011
   Sarna Kunststoff Holding AG ...............................................         Switzerland        52       63,536
   Schuttersveld NV ..........................................................         Netherlands    11,146      167,431
   Yule Catto & Co. PLC ......................................................       United Kingdom   61,600      151,831
                                                                                                             ----------------
                                                                                                                  755,263
                                                                                                             ----------------
   Commercial Services & Supplies 5.7%
   Arcadis NV ................................................................         Netherlands    52,138      418,522
   GTC Transcontinental Group Ltd., B ........................................           Canada       63,300      748,053
   Observer AB, B ............................................................           Sweden       33,192      422,133
(a)Stepstone ASA .............................................................           Norway       75,600      132,880
                                                                                                             ----------------
                                                                                                                1,721,588
                                                                                                             ----------------
   Communications Equipment .4%
   VTech Holdings Ltd. .......................................................          Hong Kong    136,000      124,668
                                                                                                             ----------------
   Construction & Engineering 4.3%
   Fives-Lille Cie De ........................................................           France        4,840      481,669
   Grupo Dragados SA .........................................................            Spain       42,465      462,473
   Leighton Holdings Ltd. ....................................................          Australia    108,180      379,296
                                                                                                             ----------------
                                                                                                                1,323,438
                                                                                                             ----------------
   Construction Materials 2.2%
   Gujarat Ambuja Cements Ltd. ...............................................            India      104,020      352,304
(a)Siam City Cement Public Co. Ltd., fgn. ....................................          Thailand     112,701      324,749
                                                                                                             ----------------
                                                                                                                  677,053
                                                                                                             ----------------
(a)Containers & Packaging .2%
   Empaques Ponderosa SA de CV, B ............................................           Mexico      151,800       75,833
                                                                                                             ----------------
   Diversified Financials 2.8%
   Athlon Groep NV ...........................................................         Netherlands    19,550      209,242
   Banco Portuguese de Investimento SA .......................................          Portugal      73,957      231,912
   Housing Development Finance Corp. Ltd. ....................................            India       36,710      426,121
                                                                                                             ----------------
                                                                                                                  867,275
                                                                                                             ----------------
   Electric Utilities .3%
   Guangdong Electric Power Development Co. Ltd., B ..........................            China      198,520       87,808
                                                                                                             ----------------

                                                                             253
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2000 (Cont.)


 Templeton International Smaller Companies Fund                                        COUNTRY     SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)

   Electrical Equipment 2.0%
   Draka Holding NV ..........................................................         Netherlands     4,680    $ 252,206
   Twentsche Kabel Holdings NV ...............................................         Netherlands    10,680      350,946
                                                                                                             ----------------
                                                                                                                  603,152
                                                                                                             ----------------
   Electronic Equipment & Instruments 4.7%
   Dae Duck Electronics Co. Ltd. .............................................         South Korea    42,178      322,093
   Kardex AG, Br. ............................................................         Switzerland     2,241      943,834
   Varitronix International Ltd. .............................................          Hong Kong    187,500      170,675
                                                                                                             ----------------
                                                                                                                1,436,602
                                                                                                             ----------------
   Food & Drug Retailing .8%
   North West Company Fund ...................................................           Canada       31,365      241,189
                                                                                                             ----------------
   Food Products 1.4%
   Charoen Pokphand Foods Public Co. Ltd., fgn. ..............................          Thailand      86,273       78,954
   Geest PLC .................................................................       United Kingdom   44,750      342,596
                                                                                                             ----------------
                                                                                                                  421,550
                                                                                                             ----------------
   Gas Utilities .6%
   Gas Authority of India Ltd., 144A, GDR ....................................            India       29,000      181,975
                                                                                                             ----------------
   Health Care Equipment & Supplies .8%
(a)Medison Co. Ltd. ..........................................................        South Korea     40,000       68,933
   Moulin International Holdings Ltd. ........................................          Hong Kong  2,271,176      183,443
                                                                                                             ----------------
                                                                                                                  252,376
                                                                                                             ----------------
   Health Care Providers & Services 3.0%
   Apothekers Cooperatie OPG VA ..............................................         Netherlands    16,110      446,185
   Gehe AG ...................................................................           Germany      12,390      474,020
                                                                                                             ----------------
                                                                                                                  920,205
                                                                                                             ----------------
   Household Durables 2.2%
   Bang & Olufsen Holding AS, B ..............................................           Denmark       8,140      294,887
   Guangdong Kelon Electrical Holdings Ltd., H ...............................            China       92,000       15,216
   Techtronic Industries Co. Ltd. ............................................          Hong Kong  1,646,000      352,418
                                                                                                              ----------------
                                                                                                                  662,521
                                                                                                             ----------------
   Household Products .9%
   McBride PLC ...............................................................       United Kingdom  281,810      267,316
                                                                                                             ----------------
   Industrial Conglomerates 1.7%
   Aalberts Industries NV ....................................................         Netherlands    20,980      512,125
                                                                                                             ----------------
   Insurance 1.2%
   Mutual Risk Management Ltd. ...............................................           Bermuda      23,350      354,628
                                                                                                             ----------------
(a)Internet Software & Services .1%
   Sohu.com Inc. .............................................................            China        8,330       19,784
                                                                                                             ----------------
   Leisure Equipment & Products 1.0%
    Amer Group Ltd., A .......................................................           Finland      11,300      297,053
                                                                                                             ----------------
   Machinery 3.9%
   METSO OYJ .................................................................           Finland      39,810      444,771
   Swisslog Holding AG .......................................................         Switzerland       688      301,438
   Weir Group PLC ............................................................       United Kingdom  120,900      428,928
                                                                                                             ----------------
                                                                                                                1,175,137
                                                                                                             ----------------
   Marine 5.0%
   Koninklijke Nedlloyd Groep NV .............................................         Netherlands    18,230      398,786
(a)Neptune Orient Lines Ltd. .................................................          Singapore    269,000      210,980
   Orient Overseas International Ltd. ........................................          Hong Kong    825,000      359,620
   Sea Containers Ltd., A ....................................................       United Kingdom   15,570      338,648
   Stolt Nielsen SA, ADR .....................................................           Norway       15,000      226,875
                                                                                                             ----------------
                                                                                                                1,534,909
                                                                                                             ----------------


254

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2000 (Cont.)


 Templeton International Smaller Companies Fund                                        COUNTRY     SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)

   Metals & Mining 2.0%
   Iluka Resources Ltd. ......................................................          Australia    110,370    $ 253,772
   Sapa AB ...................................................................           Sweden       14,679      214,689
   Yamato Kogyo Co. Ltd. .....................................................            Japan       41,000      134,991
                                                                                                             ----------------
                                                                                                                  603,452
                                                                                                             ----------------
   Multiline Retail 4.3%
   Debenhams PLC .............................................................       United Kingdom  109,700      473,586
   Sa des Galeries Lafayette .................................................           France        4,300      823,561
                                                                                                             ----------------
                                                                                                                1,297,147
                                                                                                             ----------------
   Oil & Gas 1.7%
   Fletcher Challenge Energy Ltd. ............................................         New Zealand   138,820      525,207
                                                                                                             ----------------
   Paper & Forest Products .3%
   Munksjo AB ................................................................           Sweden       12,995       80,569
                                                                                                             ----------------
   Pharmaceuticals 2.2%
   Ono Pharmaceutical Co. Ltd. ...............................................            Japan       12,000      469,702
(a)Skyepharma PLC ............................................................       United Kingdom  200,000      191,207
                                                                                                             ----------------
                                                                                                                  660,909
                                                                                                             ----------------
(a)Real Estate .2%
   Corporacion Geo SA, B .....................................................           Mexico      100,000       70,771
                                                                                                             ----------------
   Road & Rail 1.3%
   Stagecoach Holdings PLC ...................................................       United Kingdom  300,870      298,879
(a)Transportes Azkar SA ......................................................            Spain       16,785       94,552
                                                                                                             ----------------
                                                                                                                  393,431
                                                                                                             ----------------
(a)Semiconductor Equipment & Products .1%
   ST Assembly Test Services Ltd., ADR .......................................          Singapore      3,000       39,750
                                                                                                             ----------------
   Specialty Retail 6.2%
   Bilia AB, A ...............................................................           Sweden       28,100      193,577
   Danske Traelast AS ........................................................           Denmark       4,672      399,623
   Dickson Concepts International Ltd. .......................................          Hong Kong    339,000      122,780
   Giordano International Ltd. ...............................................          Hong Kong  1,802,000      831,703
   Lex Service PLC ...........................................................       United Kingdom   54,100      324,876
                                                                                                             ----------------
                                                                                                                1,872,559
                                                                                                             ----------------
   Textiles & Apparel 3.8%
   Gamma Holding NV ..........................................................         Netherlands     3,000      112,662
   Inner Mongolia Erdos Cashmere Products Co. Ltd., B ........................            China      497,000      263,410
   Li & Fung Ltd. ............................................................          Hong Kong    390,000      710,009
(a)Tefron Ltd. ...............................................................            Israel      19,920       70,965
                                                                                                             ----------------
                                                                                                                1,157,046
                                                                                                             ----------------
   Trading Companies & Distributors 1.0%
   Internatio-Muller NV ......................................................         Netherlands     5,844      134,423
   Samsung Corp. .............................................................         South Korea    38,950      158,571
                                                                                                             ----------------
                                                                                                                  292,994
                                                                                                             ----------------
   Total Common Stocks (Cost $23,821,758) ....................................                                 25,089,307
                                                                                                             ----------------
   Preferred Stocks 4.2%
   Hugo Boss AG, pfd. ........................................................           Germany       2,430      650,202
   Telemig Celular Participacoes SA, ADR, pfd. ...............................           Brazil        5,025      298,988
   Weg SA, pfd. ..............................................................           Brazil      507,200      327,729
                                                                                                             ----------------
   Total Preferred Stocks (Cost $757,369) ....................................                                  1,276,919
                                                                                                             ----------------

                                                                             255
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2000 (Cont.)


                                                                                                             PRINCIPAL
 Templeton International Smaller Companies Fund                                               COUNTRY          AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------

   Short Term Investments 4.6%
   U.S. Treasury Bills, 5.635% - 5.700%, with maturities to 3/29/01 (Cost $1,400,256) ...... United States   $1,420,000  $1,400,597
                                                                                                                        ------------

   Total Investments before Repurchase Agreement (Cost $25,979,383)                                                      27,766,823
                                                                                                                        ------------
(g)Repurchase Agreements 15.9%
   Deutsche Bank AG, 6.40%, 1/02/01 (Maturity Value $1,601,138)
    Collateralized by Fannie Mae Discount Notes ............................................ United States    1,600,000   1,600,000
   Lehman Brothers Inc., 6.40%, 1/02/01 (Maturity Value $1,626,156)
    Collateralized by Federal Home Loan Mortgage Corp. Discount Notes ...................... United States    1,625,000   1,625,000
   Paribas Corp., 6.45%, 1/02/01 (Maturity Value $1,601,147)
    Collateralized by Federal Home Loan Mortgage Corp. Discount Notes ...................... United States    1,600,000   1,600,000
                                                                                                                        ------------
   Total Repurchase Agreements (Cost $4,825,000) ...........................................                              4,825,000
                                                                                                                        ------------
   Total Investments (Cost $30,804,383) 107.3% .............................................                             32,591,823
   Other Assets, less Liabilities (7.3)% ...................................................                             (2,229,717)
                                                                                                                        ------------
   Total Net Assets 100.0% .................................................................                            $30,362,106
                                                                                                                        ============

(a)Non-income producing
(g)See Note 1(c) regarding repurchase agreements.

                       See notes to financial statements.


256
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2000


                                                                                                    SHARES/
 Templeton Pacific Growth Securities Fund                                               COUNTRY    WARRANTS     VALUE
---------------------------------------------------------------------------------------------------------------------------
   Common Stocks and Warrants 91.0%
   Banks 16.8%
   Australia & New Zealand Banking Group Ltd. ................................           Australia    205,210 $ 1,639,682
   Commerce Asset-Holding Bhd. ...............................................           Malaysia     698,080   1,497,198
(a)Commerce Asset-Holding Bhd., wts., 3/16/02 ................................           Malaysia     163,750      74,980
   HSBC Holdings PLC .........................................................           Hong Kong     83,800   1,240,901
   Overseas Union Bank Ltd. ..................................................           Singapore    464,069   2,167,796
(a)Philippine National Bank ..................................................          Philippines   522,750     397,290
   Public Finance Bhd., fgn. .................................................           Malaysia     834,840     755,750
(a)Thai Farmers Bank Public Co. Ltd. .........................................           Thailand      32,900      14,789
(a)Thai Farmers Bank Public Co. Ltd., fgn. ...................................           Thailand   1,319,190     653,817
                                                                                                              ---------------
                                                                                                                8,442,203
                                                                                                              ---------------
   Computers & Peripherals 1.7%
   Creative Technology Ltd. ..................................................           Singapore     32,040     356,445
   Toshiba Corp. .............................................................             Japan       77,000     515,131
                                                                                                              ---------------
                                                                                                                  871,576
                                                                                                              ---------------
   Construction & Engineering 5.0%
   Kurita Water Industries Ltd. ..............................................             Japan       84,000   1,099,650
   Okumura Corp. .............................................................             Japan      420,000   1,415,937
                                                                                                              ---------------
                                                                                                                2,515,587
                                                                                                              ---------------
   Construction Materials .1%
   Gujarat Ambuja Cements Ltd., GDR, Reg S ...................................             India       18,720      65,988
                                                                                                              ---------------
   Diversified Financials 10.7%
   Hutchison Whampoa Ltd. ....................................................           Hong Kong    124,830   1,556,394
   Nomura Securities Co. Ltd. ................................................             Japan       64,000   1,151,664
   Swire Pacific Ltd., A .....................................................           Hong Kong    368,000   2,653,880
                                                                                                              ---------------
                                                                                                                5,361,938
                                                                                                              ---------------
   Diversified Telecommunication Services 5.0%
   Nippon Telegraph & Telephone Corp. ........................................             Japan          126     908,039
(a)Pacific Century Cyberworks Ltd. ...........................................           Hong Kong    590,347     382,217
   PT Indosat, ADR ...........................................................           Indonesia     67,230     617,676
   Telecom Corp. of New Zealand Ltd. .........................................          New Zealand   282,580     601,450
                                                                                                              ---------------
                                                                                                                2,509,382
                                                                                                              ---------------
   Electric Utilities 4.7%
   CLP Holdings Ltd. .........................................................           Hong Kong    327,000   1,630,829
   Korea Electric Power Corp. ................................................          South Korea    38,880     725,350
                                                                                                              ---------------
                                                                                                                2,356,179
                                                                                                              ---------------
   Electronic Equipment & Instruments 1.7%
   Hitachi Ltd. ..............................................................             Japan       96,800     862,893
                                                                                                              ---------------
   Gas Utilities 1.4%
   Gas Authority of India Ltd., 144A, GDR ....................................             India      109,350     686,171
                                                                                                              ---------------
   Health Care Providers & Services .5%
   Parkway Holdings Ltd. .....................................................           Singapore    144,020     265,781
                                                                                                              ---------------
   Household Durables 3.8%
   LG Electronics Inc. .......................................................          South Korea    39,870     376,638
   Matsushita Electric Industrial Co. Ltd. ...................................             Japan       65,000   1,553,853
                                                                                                              ---------------
                                                                                                                1,930,491
                                                                                                              ---------------
   Industrial Conglomerates 3.0%
   SIME Darby Bhd. ...........................................................           Malaysia   1,187,980   1,488,101
                                                                                                              ---------------
   Leisure Equipment & Products 2.1%
   Fuji Photo Film Co. Ltd. ..................................................             Japan       25,000   1,046,410
                                                                                                              ---------------
   Media 2.3%
   South China Morning Post Ltd. .............................................           Hong Kong  1,543,600   1,147,820
                                                                                                              ---------------

                                                                             257
Page


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2000 (Cont.)


                                                                                                    SHARES/
 Templeton Pacific Growth Securities Fund                                               COUNTRY    WARRANTS     VALUE
---------------------------------------------------------------------------------------------------------------------------
   Common Stocks and Warrants (cont.)
   Metals & Mining 3.1%
   BHP Ltd. ..................................................................           Australia     96,930 $ 1,020,956
(a)OneSteel Ltd. .............................................................           Australia     24,232      12,791
   Pohang Iron & Steel Co. Ltd. ..............................................          South Korea     9,090     549,711
                                                                                                              ---------------
                                                                                                                1,583,458
                                                                                                              ---------------
   Multiline Retail
   Takashimaya Co. Ltd. ......................................................             Japan          418       2,844
                                                                                                              ---------------
   Oil & Gas 2.3%
   Woodside Petroleum Ltd. ...................................................           Australia    142,210   1,165,296
                                                                                                              ---------------
   Paper & Forest Products 1.2%
(a)Asia Pulp & Paper Co. Ltd., ADR ...........................................           Indonesia    191,690      95,845
   Carter Holt Harvey Ltd. ...................................................          New Zealand   580,670     421,392
(a)PT Inti Indorayon Utama ...................................................           Indonesia    129,000       3,400
   PT Tjiwi Kimia TBK ........................................................           Indonesia  1,388,741      89,712
(a)PT Tjiwi Kimia TBK, wts., 7/15/02 .........................................           Indonesia    192,880       2,492
                                                                                                              ---------------
                                                                                                                  612,841
                                                                                                              ---------------
   Pharmaceuticals 3.0%
   Ono Pharmaceutical Co. Ltd. ...............................................             Japan       38,000   1,487,391
                                                                                                              ---------------
   Real Estate 14.2%
   Cheung Kong Holdings Ltd. .................................................           Hong Kong    173,000   2,212,432
   City Developments Ltd. ....................................................           Singapore    458,130   2,126,843
   New World Development Co. Ltd. ............................................           Hong Kong    592,978     718,425
   Wheelock and Company Ltd. .................................................           Hong Kong  2,537,000   2,097,931
                                                                                                              ---------------
                                                                                                                7,155,631
                                                                                                              ---------------
   Road & Rail 3.7%
   East Japan Railway Co. ....................................................             Japan          315   1,848,074
                                                                                                              ---------------
(a)Semiconductor Equipment & Products .5%
   Hyundai Electronics Industries Co. ........................................          South Korea    82,350     262,023
                                                                                                              ---------------
   Trading Companies & Distributors 1.1%
   Samsung Corp. .............................................................          South Korea   140,400     571,589
                                                                                                              ---------------
   Transportation Infrastructure 3.1%
   Road King Infrastructure Ltd. .............................................           Hong Kong  3,451,977   1,548,981
(a)Road King Infrastructure Ltd., wts., 9/05/03 ..............................           Hong Kong    690,395      26,554
                                                                                                              ---------------
                                                                                                                1,575,535
                                                                                                              ---------------
   Total Common Stocks and Warrants (Cost $64,165,924) .......................                                 45,815,202
                                                                                                            ---------------

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT
                                                                                                    --------------
(g)Repurchase Agreements 11.2%
   Deutsche Bank AG, 6.40%, 1/02/01 (Maturity Value $2,601,849)
    Collateralized by Fannie Mae Discount Notes ..............................         United States   $2,600,000  2,600,000
   Lehman Brothers Inc., 6.40%, 1/02/01 (Maturity Value $2,601,849)
    Collateralized by Federal Home Loan Mortgage Corp. Discount Notes ........         United States   2,600,000   2,600,000
   Paribas Corp., 6.45%, 1/02/01 (Maturity Value $427,306)
    Collateralized by Federal Home Loan Mortgage Corp. Discount Notes ........         United States     427,000     427,000
                                                                                                                  -----------
   Total Repurchase Agreements (Cost $5,627,000) .............................                                     5,627,000
                                                                                                                  -----------
   Total Investments (Cost $69,792,924) 102.2% ...............................                                    51,442,202
   Other Assets, less Liabilities (2.2)% .....................................                                    (1,125,897)
                                                                                                                  -----------
   Total Net Assets 100.0% ...................................................                                   $50,316,305
                                                                                                                  ===========

(a)Non-income producing
(g)See Note 1(c) regarding repurchase agreements.


                       See notes to financial statements.

258

Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements

Statements of Assets and Liabilities
December 31, 2000

                                                Franklin       Franklin Global    Franklin Global      Franklin
                                           Aggressive Growth    Communications      Health Care    Growth and Income  Franklin High
                                            Securities Fund    Securities Fund    Securities Fund   Securities Fund    Income Fund
                                          ------------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...................................     $15,622,035       $470,660,305        $37,782,041      $606,498,163     $272,856,102
                                               =====================================================================================
  Value ..................................      12,942,535        435,828,761         45,859,962       777,029,057      175,575,519
 Repurchase agreements, at value and cost               --         87,748,239                 --        37,212,681       10,301,031
 Receivables:
  Investment securities sold .............         166,615          1,124,437            821,623         8,513,250           72,508
  Capital shares sold ....................           8,187                 90            161,783           164,124               --
  Dividends and interest .................              --            305,299             16,755         2,156,209        4,907,647
                                               -------------------------------------------------------------------------------------
      Total assets .......................      13,117,337        525,006,826         46,860,123       825,075,321      190,856,705
                                               -------------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ........          77,834                 --          1,724,825        10,872,648               --
  Capital shares redeemed ................           3,054            804,218             18,555           655,344          314,521
  Affiliates .............................           7,688            250,572             26,846           326,980           89,371
  Professional fees ......................           8,028             38,325              5,277            33,655           18,336
  Reports to shareholders ................              79             72,000              1,269            36,500           11,330
 Other liabilities .......................              44             54,560                470             2,372            4,934
                                               -------------------------------------------------------------------------------------
      Total liabilities ..................          96,727          1,219,675          1,777,242        11,927,499          438,492
                                               -------------------------------------------------------------------------------------
       Net assets, at value ..............     $13,020,610       $523,787,151        $45,082,881      $813,147,822     $190,418,213
                                               =====================================================================================
Net assets consist of:
 Undistributed net investment income .....        $ 17,124          $ 285,592           $ 49,240       $ 2,572,579     $ 27,467,225
 Net unrealized appreciation (depreciation)     (2,679,500)       (34,831,544)         8,077,720       170,530,894      (97,280,583)
 Accumulated net realized gain (loss) ....      (2,281,121)        51,919,292          4,378,065        63,672,169      (29,528,324)
 Capital shares ..........................      17,964,107        506,413,811         32,577,856       576,372,180      289,759,895
                                               -------------------------------------------------------------------------------------
       Net assets, at value ..............     $13,020,610       $523,787,151        $45,082,881      $813,147,822     $190,418,213
                                               =====================================================================================

Class 1:
 Net assets, at value ....................     $13,020,610       $523,287,799        $44,713,670      $810,836,915     $189,986,133
                                               =====================================================================================
 Shares outstanding ......................       1,714,409         40,618,932          2,640,921        47,242,695       22,242,790
                                               =====================================================================================
 Net asset value and offering price per share        $7.59             $12.88             $16.93            $17.16            $8.54
                                               =====================================================================================
Class 2:
 Net assets, at value ....................              --          $ 499,352          $ 369,211       $ 2,310,907        $ 432,080
                                               =====================================================================================
 Shares outstanding ......................              --             38,835             21,918           134,914           50,824
                                               =====================================================================================
 Net asset value and offering price per share           --             $12.86             $16.85            $17.13            $8.50
                                               =====================================================================================

See notes to financial statements.

                                                                             259
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
December 31, 2000

                                                                Franklin Large       Franklin        Franklin         Franklin
                                              Franklin Income     Cap Growth       Money Market  Natural Resources   Real Estate
                                              Securities Fund   Securities Fund        Fund       Securities Fund       Fund
                                             --------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...................................      $579,927,925      $359,366,875     $244,436,632      $41,124,920     $127,135,925
                                               =====================================================================================
  Value ..................................       569,113,609       416,020,270      244,436,632       50,846,358      164,483,284
 Repurchase agreements, at value and cost         65,359,136        26,608,658       28,540,000          823,420       11,590,798
 Cash.....................................                --                --            1,013               --               --
 Receivables:
  Investment securities sold .............         9,239,969         9,378,485               --        1,208,360               --
  Capital shares sold ....................            61,848            20,963       21,357,839           69,032          199,023
  Dividends and interest .................         8,253,890           322,892        2,264,776           60,877        1,098,559
                                               -------------------------------------------------------------------------------------
      Total assets .......................       652,028,452       452,351,268      296,600,260       53,008,047      177,371,664
                                               -------------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ........         1,009,908        19,222,947               --        1,780,099          212,925
  Capital shares redeemed ................           788,299           347,688          249,919           22,859          101,352
  Affiliates .............................           265,324           276,667          123,999           24,571           91,558
  Professional fees ......................            20,412            15,830            8,552            8,504           10,650
  Reports to shareholders ................            29,376            21,236           12,900            2,141            8,199
 Distributions to shareholders ...........                --                --           14,709               --               --
 Other liabilities .......................            11,742             1,804            1,060            1,267            1,051
                                               -------------------------------------------------------------------------------------
      Total liabilities ..................         2,125,061        19,886,172          411,139        1,839,441          425,735
                                               -------------------------------------------------------------------------------------
       Net assets, at value ..............      $649,903,391      $432,465,096     $296,189,121      $51,168,606     $176,945,929
                                               =====================================================================================
Net assets consist of:
 Undistributed net investment income .....      $ 39,721,056       $ 2,001,870              $--        $ 403,029      $ 8,890,843
 Net unrealized appreciation (depreciation)      (10,815,607)       56,653,395               --        9,721,467       37,348,441
 Accumulated net realized gain (loss) ....        34,959,174        79,094,714               --      (16,816,444)     (15,532,107)
 Capital shares ..........................       586,038,768       294,715,117      296,189,121       57,860,554      146,238,752
                                               -------------------------------------------------------------------------------------
       Net assets, at value ..............      $649,903,391      $432,465,096     $296,189,121      $51,168,606     $176,945,929
                                               =====================================================================================

Class 1:
 Net assets, at value ....................      $647,369,707      $431,384,146     $274,579,764      $48,738,667     $153,203,001
                                               =====================================================================================
 Shares outstanding ......................        44,033,732        20,511,326      274,579,764        3,289,852        8,767,273
                                               =====================================================================================
 Net asset value and offering price per share         $14.70            $21.03            $1.00           $14.81           $17.47
                                               =====================================================================================

Class 2:
 Net assets, at value ....................       $ 2,533,684       $ 1,080,950     $ 21,609,357      $ 2,429,939     $ 23,742,928
                                               =====================================================================================
 Shares outstanding ......................           172,849            51,658       21,609,357          164,431        1,366,380
                                               =====================================================================================
 Net asset value and offering price per share         $14.66            $20.93            $1.00           $14.78           $17.38
                                               =====================================================================================

See notes to financial statements.

260
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
December 31, 2000


                                                  Franklin         Franklin        Franklin         Franklin           Franklin
                                              Rising Dividends      S&P 500       Small Cap        Technology      U.S. Government
                                              Securities Fund     Index Fund         Fund        Securities Fund        Fund
                                            ----------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ......................................   $283,920,947      $58,830,469     $566,003,900      $13,942,153     $408,294,731
                                              ======================================================================================
  Value .....................................    363,901,093       55,355,730      695,924,409       10,743,427      415,786,865
 Repurchase agreements, at value and cost....             --               --               --               --        9,566,968
 Cash .......................................            268               --               --               --               --
 Receivables:
  Investment securities sold ................        843,293               --          588,036          259,724           23,118
  Capital shares sold .......................          2,320          226,709          651,631           57,023           45,925
  Dividends and interest ....................        678,981           44,098          371,315              112        3,533,531
  Affiliates ................................             --           78,121               --               --               --
                                              --------------------------------------------------------------------------------------
      Total assets ..........................    365,425,955       55,704,658      697,535,391       11,060,286      428,956,407
                                              --------------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........        103,600           97,487          198,348          115,160               --
  Capital shares redeemed ...................        534,650          163,467        7,876,148              318          259,414
  Affiliates ................................        221,476           42,800          519,104           17,152          186,646
  Professional fees .........................         17,714            4,350           16,859            5,006           11,120
  Reports to shareholders ...................         21,874            4,119           28,504            1,500           20,773
  Variation margin (Note 1) .................             --           31,850               --               --               --
 Other liabilities ..........................          1,291              220            2,583              229            4,095
                                              --------------------------------------------------------------------------------------
      Total liabilities .....................        900,605          344,293        8,641,546          139,365          482,048
                                              --------------------------------------------------------------------------------------
       Net assets, at value .................   $364,525,350      $55,360,365     $688,893,845      $10,920,921     $428,474,359
                                              ======================================================================================
Net assets consist of:
 Undistributed net investment income ........      $ 287,964        $ 490,792      $ 2,827,148              $--     $ 29,623,377
 Net unrealized appreciation (depreciation) .     79,980,146       (3,566,996)     129,920,593       (3,198,726)       7,492,134
 Accumulated net realized gain (loss) .......     20,047,023       (1,055,518)     (18,379,373)      (1,635,761)     (15,156,940)
 Capital shares .............................    264,210,217       59,492,087      574,525,477       15,755,408      406,515,788
                                              --------------------------------------------------------------------------------------
       Net assets, at value .................   $364,525,350      $55,360,365     $688,893,845      $10,920,921     $428,474,359
                                              ======================================================================================

Class 1:
 Net assets, at value .......................   $363,484,638      $45,106,340     $387,473,972      $ 9,065,841     $424,513,262
                                              ======================================================================================
 Shares outstanding .........................     27,475,697        4,668,522       18,233,610        1,195,559       32,262,485
                                              ======================================================================================
 Net asset value and offering price per share         $13.23            $9.66           $21.25            $7.58           $13.16
                                              ======================================================================================

Class 2:
 Net assets, at value .......................    $ 1,040,712         $ 80,295     $301,419,873      $ 1,855,080      $ 3,961,097
                                              ======================================================================================
 Shares outstanding .........................         78,933            8,335       14,259,916          244,985          302,137
                                              ======================================================================================
 Net asset value and offering price per share         $13.18            $9.63           $21.14            $7.57           $13.11

                                              ======================================================================================
Class 3:
 Net assets, at value .......................             --      $10,173,730               --               --               --
                                              ======================================================================================
 Shares outstanding .........................             --        1,057,848               --               --               --
 Net asset value and offering price per share             --            $9.62               --               --               --
                                              ======================================================================================

See notes to financial statements.

                                                                             261
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
December 31, 2000


                                                    Franklin         Franklin         Franklin         Mutual           Mutual
                                                      Value         Zero Coupon      Zero Coupon     Discovery          Shares
                                                Securities Fund     Fund - 2005      Fund - 2010   Securities Fund  Securities Fund
                                               ------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ..........................................  $23,051,871      $56,357,049      $48,846,186     $174,317,891     $386,535,818
                                                 ==================================================================================
  Value .........................................   26,444,291       61,533,826       56,233,297      190,754,787      442,825,102
 Repurchase agreements, at value and cost .......           --          936,041          558,175               --               --
 Cash ...........................................           --               --               --        2,551,074        1,577,358
 Receivables:
  Investment securities sold ....................      213,666               --               --        1,679,620        4,537,191
  Capital shares sold ...........................       89,923               --           12,869            2,000          118,962
  Dividends and interest ........................       35,315               --               --          632,937          813,799
  Unrealized gain on forward exchange contracts
   (Note 6) .....................................           --               --               --          222,986           46,346
  Deposits with broker for securities sold short            --               --               --        1,744,852        4,875,744
                                                 ----------------------------------------------------------------------------------
      Total assets ..............................   26,783,195       62,469,867       56,804,341      197,588,256      454,794,502
                                                 ----------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...............       91,954               --               --        1,099,260        2,641,213
  Capital shares redeemed .......................           54          137,832           42,603          104,703          790,551
  Affiliates ....................................       17,957           32,323           29,806          153,331          284,728
  Professional fees .............................        8,124            8,338            8,768            4,771           10,379
  Reports to shareholders .......................        1,156            2,560            2,408           19,740           17,719
  Options written, at value (premiums received $6,530)      --               --               --               --            9,644
  Securities sold short, at value (proceeds $2,135,063)     --               --               --        1,999,168               --
  Securities sold short, at value (proceeds $5,685,146)     --               --               --               --        5,355,711
  Unrealized loss on forward exchange contracts
   (Note 6)                                                 --               --               --        2,116,935        1,530,997
 Other liabilities ..............................           76              510              329            4,431            3,557
                                                 ----------------------------------------------------------------------------------
      Total liabilities .........................      119,321          181,563           83,914        5,502,339       10,644,499
                                                 ---------------------------------------------------------------------------------
       Net assets, at value .....................  $26,663,874      $62,288,304      $56,720,427     $192,085,917     $444,150,003
                                                 ==================================================================================
Net assets consist of:
 Undistributed net investment income ............    $ 204,558      $ 3,743,625      $ 3,592,568      $ 2,320,644      $ 8,250,384
 Net unrealized appreciation ....................    3,392,420        5,176,777        7,387,111       14,879,458       55,130,954
 Accumulated net realized gain ..................      751,875          658,573        2,433,022       24,836,826       32,595,625
 Capital shares .................................   22,315,021       52,709,329       43,307,726      150,048,989      348,173,040
                                                 ----------------------------------------------------------------------------------
       Net assets, at value .....................  $26,663,874      $62,288,304      $56,720,427     $192,085,917     $444,150,003
                                                 ==================================================================================

Class 1:
 Net assets, at value ...........................  $19,455,034      $62,288,304      $56,720,427     $191,051,351     $407,063,190
                                                 ==================================================================================
 Shares outstanding .............................    1,972,848        3,922,402        3,436,736       13,129,179       28,591,162
                                                 ==================================================================================
Net asset value and offering price per share ....       $9.86           $15.88           $16.50           $14.55           $14.24
                                                 ==================================================================================

Class 2:
 Net assets, at value ...........................  $ 7,208,840               --               --      $ 1,034,566     $ 37,086,813
                                                 ==================================================================================
 Shares outstanding .............................      734,665               --               --           71,367        2,608,808
                                                 ==================================================================================
 Net asset value and offering price per share ...        $9.81               --               --           $14.50           $14.22
                                                 ==================================================================================

See notes to financial statements.

262
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
December 31, 2000

                                               Templeton           Templeton         Templeton        Templeton         Templeton
                                             Asset Strategy   Developing Markets   Global Income        Growth        International
                                                  Fund          Securities Fund   Securities Fund  Securities Fund   Securities Fund
                                           -----------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ......................................  $617,483,708       $423,704,252      $81,416,770     $1,098,964,020     $839,454,275
                                             =======================================================================================
  Value .....................................   656,737,659        363,865,903       75,991,881     $1,144,095,937      924,250,884
 Repurchase agreements, at value and cost ...            --                 --        4,954,000        101,172,000       51,761,000
 Cash .......................................        70,757             84,140            1,868                 --               --
 Receivables:
  Investment securities sold ................     2,537,113          2,447,465               --            494,286           98,283
  Capital shares sold .......................       255,629          1,167,800            3,098             74,280        2,872,986
  Dividends and interest ....................     3,249,493          1,238,370        1,577,987          3,702,816        5,750,668
                                             ---------------------------------------------------------------------------------------
      Total assets ..........................   662,850,651        368,803,678       82,528,834      1,249,539,319      984,733,821
                                             ---------------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........            --          2,670,013               --                 --               --
  Capital shares redeemed ...................     1,604,140          7,206,133           46,717          5,541,351       19,743,969
  Affiliates ................................       422,050            442,980           45,300            856,099          882,563
  Professional fees .........................        25,804              8,626            6,806             49,426           34,792
  Reports to shareholders ...................       144,026             62,200           11,499            182,405          319,156
 Funds advanced by custodian ................            --                 --               --            165,302            1,198
 Other liabilities ..........................        64,690            151,770           10,885             64,181          141,625
                                             ---------------------------------------------------------------------------------------
      Total liabilities .....................     2,260,710         10,541,722          121,207          6,858,764       21,123,303
                                             ---------------------------------------------------------------------------------------
       Net assets, at value .................  $660,589,941       $358,261,956      $82,407,627     $1,242,680,555     $963,610,518
                                             =======================================================================================
Net assets consist of:
 Undistributed net investment income ........   $ 8,243,716        $ 3,039,417      $ 2,608,626       $ 22,733,829     $ 25,867,852
 Net unrealized appreciation (depreciation) .    39,307,098        (59,838,349)      (5,380,232)        45,131,917       84,796,609
 Accumulated net realized gain (loss) .......    53,097,813       (147,401,712)     (11,312,263)       193,332,717      197,744,112
 Capital shares .............................   559,941,314        562,462,600       96,491,496        981,482,092      655,201,945
                                             ---------------------------------------------------------------------------------------
       Net assets, at value .................  $660,589,941       $358,261,956      $82,407,627     $1,242,680,555     $963,610,518
                                             =======================================================================================

Class 1:
 Net assets, at value .......................  $628,243,683       $301,644,695      $81,170,522     $1,163,637,330     $776,495,026
                                             =======================================================================================
 Shares outstanding .........................    32,684,591         57,454,209        7,037,068         84,584,509       41,338,300
                                             =======================================================================================
 Net asset value and offering price per share        $19.22              $5.25           $11.53             $13.76           $18.78
                                             =======================================================================================

Class 2:
 Net assets, at value .......................  $ 32,346,258       $ 56,617,261      $ 1,237,105       $ 79,043,225     $187,115,492
                                             =======================================================================================
 Shares outstanding .........................     1,690,505         10,836,165          107,749          5,771,749       10,021,735
                                             =======================================================================================
 Net asset value and offering price per share        $19.13              $5.22           $11.48             $13.69           $18.67
                                             =======================================================================================

See notes to financial statements.

                                                                             263
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
December 31, 2000

                                                             Templeton              Templeton
                                                        International Smaller     Pacific Growth
                                                           Companies Fund         Securities Fund
                                                        -------------------------------------------
Assets:
 Investments in securities:
  Cost .................................................     $25,979,383           $ 64,165,924
                                                        ============================================
  Value ................................................      27,766,823             45,815,202
 Repurchase agreements, at value and cost ..............       4,825,000              5,627,000
 Cash ..................................................          22,262                    728
 Receivables:
  Investment securities sold ...........................         332,350                     --
  Capital shares sold ..................................           8,634                     --
  Dividends and interest ...............................          88,650                 84,951
                                                        --------------------------------------------
      Total assets .....................................      33,043,719             51,527,881
                                                        --------------------------------------------
Liabilities:
 Payables:
  Capital shares redeemed ..............................       2,639,858              1,112,836
  Affiliates ...........................................          30,328                 45,448
  Professional fees ....................................           2,819                  8,543
  Reports to shareholders ..............................           3,407                 16,990
 Other liabilities .....................................           5,201                 27,759
                                                        --------------------------------------------
      Total liabilities ................................       2,681,613              1,211,576
                                                        --------------------------------------------
       Net assets, at value ............................     $30,362,106           $ 50,316,305
                                                        ============================================
Net assets consist of:
 Undistributed net investment income ...................       $ 778,155              $ 966,510
 Net unrealized appreciation (depreciation) ............       1,787,440            (18,350,722)
 Accumulated net realized loss .........................      (4,224,727)           (67,632,949)
 Capital shares ........................................      32,021,238            135,333,466
                                                        --------------------------------------------
       Net assets, at value ............................     $30,362,106           $ 50,316,305
                                                        ============================================

Class 1:
 Net assets, at value ..................................     $19,982,629           $ 50,046,923
                                                        ============================================
 Shares outstanding ....................................       1,855,687              6,621,071
                                                        ============================================
 Net asset value and offering price per share ..........          $10.77                  $7.56
                                                        ============================================
Class 2:
 Net assets, at value ..................................     $10,379,477              $ 269,382
                                                        ============================================
 Shares outstanding ....................................         965,355                 35,625
                                                        ============================================
 Net asset value and offering price per share ..........          $10.75                  $7.56
                                                        ============================================

See notes to financial statements.

264

Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Operations
for the year ended December 31, 2000


                                                      Franklin       Franklin Global Franklin Global     Franklin
                                                 Aggressive Growth   Communications    Health Care   Growth and Income Franklin High
                                                 Securities Fund(b) Securities Fund  Securities Fund  Securities Fund   Income Fund
                                               -------------------------------------------------------------------------------------
Investment income:(a)
 Dividends .........................................   $ 50,723      $ 5,341,688        $ 278,370     $ 23,601,342        $ 584,081
 Interest ..........................................     12,067        3,523,725              496        3,207,875       28,870,577
                                                    --------------------------------------------------------------------------------
      Total investment income ......................     62,790        8,865,413          278,866       26,809,217       29,454,658
                                                    --------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................     22,838        4,032,318          169,755        3,976,995        1,350,684
 Administrative fees (Note 3) ......................     10,051               --           44,498               --               --
 Distribution fees - Class 2 (Note 3) ..............         --            1,562              685            2,979            1,143
 Transfer agent fees ...............................         38           27,616              296           10,063            3,491
 Custodian fees ....................................         54          114,351            1,126            8,097            2,388
 Professional fees (Note 3) ........................     12,153           61,729           11,031           54,564           27,063
 Other .............................................        144          115,800            4,545           57,927           19,592
                                                    --------------------------------------------------------------------------------
      Total expenses ...............................     45,278        4,353,376          231,936        4,110,625        1,404,361
                                                    --------------------------------------------------------------------------------
       Net investment income .......................     17,512        4,512,037           46,930       22,698,592       28,050,297
                                                    --------------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...................................... (2,281,121)      53,799,746        6,193,436       65,004,861      (21,829,916)
  Foreign currency transactions ....................       (388)         (92,138)           2,317               --               --
                                                    --------------------------------------------------------------------------------
       Net realized gain (loss) .................... (2,281,509)      53,707,608        6,195,753       65,004,861      (21,829,916)
 Net unrealized appreciation (depreciation) on:
  Investments ...................................... (2,679,500)    (332,701,646)       6,549,769       41,326,108      (35,524,810)
  Translation of assets and liabilities denominated
    in foreign currencies ..........................         --          (46,650)            (201)              --               --
                                                    --------------------------------------------------------------------------------
       Net unrealized appreciation (depreciation) .. (2,679,500)    (332,748,296)       6,549,568       41,326,108      (35,524,810)
                                                    --------------------------------------------------------------------------------
Net realized and unrealized gain (loss) ............ (4,961,009)    (279,040,688)      12,745,321      106,330,969      (57,354,726)
                                                    --------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ...................................$(4,943,497)   $(274,528,651)     $12,792,251     $129,029,561     $(29,304,429)
                                                    ================================================================================

(a) Net of foreign taxes and fees of $18, $183,249, $2,033 and $84,368 for the Franklin Aggressive Growth Securities Fund, the Franklin Global Communications Securities Fund, the Franklin Global Health Care Securities Fund and the Franklin Growth and Income Securities Fund, respectively.

(b) For the period May 1, 2000 (effective date) to December 31, 2000.

See notes to financial statements.

                                                                             265
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Operations (cont.)
for the year ended December 31, 2000

                                                                    Franklin Large     Franklin         Franklin        Franklin
                                                   Franklin Income    Cap Growth      Money Market  Natural Resources  Real Estate
                                                   Securities Fund  Securities Fund       Fund       Securities Fund       Fund
                                                  ---------------------------------------------------------------------------------
Investment income:(a)
 Dividends .........................................$ 20,666,826      $ 3,907,708             $--        $ 637,497      $ 9,288,230
 Interest ..........................................  38,744,176        1,608,459      18,955,323           73,765          279,472
                                                    --------------------------------------------------------------------------------
      Total investment income ......................  59,411,002        5,516,167      18,955,323          711,262        9,567,702
                                                    --------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................   3,327,614        3,420,758       1,599,158          288,538          932,495
 Distribution fees - Class 2 (Note 3) ..............       4,235            2,920          19,659            1,155           25,176
 Transfer agent fees ...............................       9,274            5,616           4,176              645            4,566
 Custodian fees ....................................      44,809            4,696           2,923            1,588            1,992
 Professional fees (Note 3) ........................      37,556           33,669          18,290           11,783           16,546
 Other .............................................       7,411           87,248          25,964            5,371           12,916
                                                    --------------------------------------------------------------------------------
      Total expenses ...............................   3,430,899        3,554,907       1,670,170          309,080          993,691
                                                    --------------------------------------------------------------------------------
       Net investment income .......................  55,980,103        1,961,260      17,285,153          402,182        8,574,011
                                                    --------------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ......................................  35,438,024       79,192,321            (486)       4,893,429      (10,903,600)
  Foreign currency transactions ....................     (57,176)              --              --            1,080           (4,227)
                                                    --------------------------------------------------------------------------------
       Net realized gain (loss) ....................  35,380,848       79,192,321            (486)       4,894,509      (10,907,827)
 Net unrealized appreciation (depreciation) on:
  Investments ......................................  29,551,083      (56,856,844)             --        8,744,377       46,699,745
  Translation of assets and liabilities denominated
   in foreign currencies ...........................          62               --              --              (54)           1,082
                                                    --------------------------------------------------------------------------------
       Net unrealized appreciation (depreciation) ..  29,551,145      (56,856,844)             --        8,744,323       46,700,827
                                                    --------------------------------------------------------------------------------
Net realized and unrealized gain (loss) ............  64,931,993       22,335,477            (486)      13,638,832       35,793,000
                                                    --------------------------------------------------------------------------------
Net increase in net assets resulting
  from operations ..................................$120,912,096      $24,296,737     $17,284,667      $14,041,014      $44,367,011
                                                    ================================================================================


(a) Net of foreign taxes and fees of $50,995, $26,445, $17,370 and $19,856 for the Franklin Income Securities Fund, the Franklin Large Cap Growth Securities Fund, the Franklin Natural Resources Securities Fund and the Franklin Real Estate Fund, respectively.

See notes to financial statements.

266

Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements (continued)
Statements of Operations (cont.)
for the year ended December 31, 2000

                                                   Franklin         Franklin       Franklin        Franklin          Franklin
                                                Rising Dividends     S&P 500       Small Cap      Technology      U.S. Government
                                                Securities Fund    Index Fund        Fund      Securities Fund(b)      Fund
                                              -----------------------------------------------------------------------------------
Investment income:(a)
 Dividends .......................................$ 8,778,359      $ 665,802      $ 7,418,001         $ 33,461              $--
 Interest ........................................    155,641             --          725,617              959       32,020,444
                                                    --------------------------------------------------------------------------------
      Total investment income ....................  8,934,000        665,802        8,143,618           34,420       32,020,444
                                                    --------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ........................  2,738,475         70,310        3,511,885           25,076        2,315,683
 Administrative fees (Note 3) ....................         --         48,367        1,183,033           12,187               --
 Distribution fees (Note 3)
  Class 2 ........................................      1,555            216          412,622              749            5,466
  Class 3 ........................................         --         21,485               --               --               --
 Transfer agent fees .............................     44,826          1,112           20,659              107            6,572
 Transfer agent fees - Class 3 (Note 3) ..........         --         29,194               --               --               --
 Custodian fees ..................................      3,507            490            6,110               75            4,329
 Registration and filing fees - Class 3 ..........         --         31,732               --               --               --
 Professional fees (Note 3) ......................     29,093         19,904           30,660            9,141           24,113
 Amortization of offering costs (Note 1) .........         --          2,500               --               --               --
 Amortization of offering costs - Class 3 (Note 1)         --         17,500               --               --               --
 Other ...........................................     28,137         11,056          112,474            1,689           37,452
                                                    --------------------------------------------------------------------------------
      Total expenses .............................  2,845,593        253,866        5,277,443           49,024        2,393,615
      Expenses waived/paid by affiliate - Class 3
       (Note 3) ..................................         --        (58,374)              --               --               --
                                                    --------------------------------------------------------------------------------
        Net expenses .............................  2,845,593        195,492        5,277,443           49,024        2,393,615
                                                    --------------------------------------------------------------------------------
         Net investment income (loss) ............  6,088,407        470,310        2,866,175          (14,604)      29,626,829
                                                    --------------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .................................... 20,442,907       (901,096)     (18,279,336)      (1,635,761)      (4,282,526)
  Financial futures contracts ....................         --       (154,422)              --               --               --
  Foreign currency transactions ..................         --             --           (4,516)             301               --
                                                    --------------------------------------------------------------------------------
       Net realized gain (loss) .................. 20,442,907     (1,055,518)     (18,283,852)      (1,635,460)      (4,282,526)
 Net unrealized appreciation (depreciation) on:
  Investments .................................... 38,230,235     (4,036,928)    (103,604,566)      (3,198,726)      24,216,491
  Translation of assets and liabilities denominated
   in foreign currencies .........................         --             --               84               --               --
                                                    --------------------------------------------------------------------------------
       Net unrealized appreciation (depreciation)  38,230,235     (4,036,928)    (103,604,482)      (3,198,726)      24,216,491
                                                    --------------------------------------------------------------------------------
Net realized and unrealized gain (loss) .......... 58,673,142     (5,092,446)    (121,888,334)      (4,834,186)      19,933,965
                                                    --------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations .................................$64,761,549    $(4,622,136)   $(119,022,159)     $(4,848,790)     $49,560,794
                                                    ================================================================================

(a) Net of foreign taxes and fees of $23,235, $2,615, $743, and $32 for the Franklin Rising Dividends Securities Fund, the Franklin S&P 500 Index Fund, the Franklin Small Cap Fund and the Franklin Technology Securities Fund, respectively.

(b) For the period May 1, 2000 (effective date) to December 31, 2000.

See notes to financial statements.

                                                                             267
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Operations (cont.)
for the year ended December 31, 2000


                                                      Franklin      Franklin       Franklin           Mutual           Mutual
                                                        Value      Zero Coupon    Zero Coupon       Discovery          Shares
                                                  Securities Fund  Fund - 2005    Fund - 2010    Securities Fund   Securities Fund
                                                 ---------------------------------------------------------------------------------
Investment income:(a)
 Dividends ......................................... $ 372,275            $--             $--       $ 2,643,212       $ 5,783,617
 Interest ..........................................       127      4,137,648       3,964,815         3,003,838         7,081,996
                                                    --------------------------------------------------------------------------------
      Total investment income ......................   372,402      4,137,648       3,964,815         5,647,050        12,865,613
                                                    --------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................   110,031        374,270         358,565         1,602,379         2,544,563
 Administrative fees (Note 3) ......................    28,354             --              --           300,017           602,528
 Distribution fees - Class 2 (Note 3) ..............     9,958             --              --             1,601            49,102
 Transfer agent fees ...............................       210            806             784                --                --
 Custodian fees ....................................       177            915             629            25,000            23,300
 Reports to shareholders ...........................     5,630          5,322              --            10,300            38,700
 Professional fees (Note 3) ........................    13,150         11,047          10,794            22,300            56,900
 Trustees' fees and expenses .......................       190            651              --             1,600             4,600
 Dividends for securities sold short ...............        --             --              --            76,300           119,354
 Other .............................................       119            952           1,393             3,000             7,000
                                                    --------------------------------------------------------------------------------
      Total expenses ...............................   167,819        393,963         372,165         2,042,497         3,446,047
                                                    --------------------------------------------------------------------------------
       Net investment income .......................   204,583      3,743,685       3,592,650         3,604,553         9,419,566
                                                    --------------------------------------------------------------------------------
Realized and unrealized gains (losses):
Net realized gain from:
  Investments ...................................... 1,359,825        679,409       2,458,466        21,466,253        29,317,589
  Foreign currency transactions ....................         6             --              --        11,649,609         7,833,728
                                                    --------------------------------------------------------------------------------
       Net realized gain ........................... 1,359,831        679,409       2,458,466        33,115,862        37,151,317

 Net unrealized appreciation (depreciation) on:
  Investments ...................................... 3,398,185      2,574,234       3,619,145       (13,295,327)        9,404,249
  Translation of assets and liabilities denominated
   in foreign currencies ...........................       --             --               --        (3,332,402)       (2,664,168)
                                                    --------------------------------------------------------------------------------
       Net unrealized appreciation (depreciation) .. 3,398,185      2,574,234       3,619,145       (16,627,729)        6,740,081
                                                    --------------------------------------------------------------------------------
Net realized and unrealized gain ................... 4,758,016      3,253,643       6,077,611        16,488,133        43,891,398
                                                    --------------------------------------------------------------------------------
Net increase in net assets resulting
  from operations ..................................$4,962,599     $6,997,328      $9,670,261       $20,092,686       $53,310,964
                                                    ==============================================================================

(a) Net of foreign taxes and fees of $480, $313,655 and $178,889 for the Franklin Value Securities Fund, the Mutual Discovery Securities Fund, and the Mutual Shares Securities Fund, respectively.

See notes to financial statements.

268

Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Operations (cont.)
for the year ended December 31, 2000


                                                    Templeton         Templeton       Templeton        Templeton        Templeton
                                                 Asset Strategy  Developing Markets Global Income        Growth       International
                                                       Fund       Securities Fund  Securities Fund  Securities Fund  Securities Fund
                                                 -----------------------------------------------------------------------------------
Investment income:(a)
 Dividends .........................................$13,009,465       $ 8,814,786             $--     $ 28,108,559     $ 38,435,733
 Interest ..........................................  7,581,862         1,662,815       5,924,506        4,534,809        4,808,680
                                                    --------------------------------------------------------------------------------
      Total investment income ...................... 20,591,327        10,477,601       5,924,506       32,643,368       43,244,413
                                                    --------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................  4,131,722         4,860,007         541,042        8,610,867        9,942,391
 Administrative fees (Note 3) ......................    850,678           499,440              --               --        1,563,478
 Distribution fees - Class 2 (Note 3) ..............     65,577           143,618           2,318          126,744          376,383
 Custodian fees ....................................    192,110           459,000          33,130          242,100          500,000
 Reports to shareholders ...........................    315,601           160,047          17,549          368,572          698,534
 Registration and filing fees ......................         --            10,200              --               --            3,050
 Professional fees (Note 3) ........................     61,000            37,400          21,785           92,155           55,150
 Trustees' fees and expenses .......................      8,015             6,500           1,630           11,025           13,550
 Other .............................................      7,564            35,850           1,623           26,351           17,827
                                                    --------------------------------------------------------------------------------
      Total expenses ...............................  5,632,267         6,212,062         619,077        9,477,814       13,170,363
                                                    --------------------------------------------------------------------------------
       Net investment income ....................... 14,959,060         4,265,539       5,305,429       23,165,554       30,074,050
                                                    --------------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...................................... 69,435,780        (4,648,494)     (3,922,964)     195,106,898      142,591,527
  Foreign currency transactions ....................   (671,914)       (1,463,158)        (67,536)        (536,198)      (1,345,593)
                                                    --------------------------------------------------------------------------------
       Net realized gain (loss) .................... 68,763,866        (6,111,652)     (3,990,500)     194,570,700      141,245,934
 Net unrealized appreciation (depreciation) on:
  Investments ......................................(81,573,794)     (139,353,034)      1,881,867     (171,116,784)    (180,372,699)
  Translation of assets and liabilities denominated
   in foreign currencies ...........................    216,138          (235,725)        235,779               --               --
                                                    --------------------------------------------------------------------------------
       Net unrealized appreciation (depreciation) ..(81,357,656)     (139,588,759)      2,117,646     (171,116,784)    (180,372,699)
                                                    --------------------------------------------------------------------------------
Net realized and unrealized gain (loss) ............(12,593,790)     (145,700,411)     (1,872,854)      23,453,916      (39,126,765)
                                                    --------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ...................................$ 2,365,270     $(141,434,872)     $3,432,575     $ 46,619,470     $ (9,052,715)
                                                    ================================================================================

(a) Net of foreign taxes and fees of $1,336,789, $1,317,831, $1,989,369, and
$3,906,045 for the Templeton Asset Strategy Fund, the Templeton Developing Markets Securities Fund, the Templeton Growth Securities Fund and the Templeton International Securities Fund, respectively.

See notes to financial statements.

                                                                             269
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Operations (cont.)
for the year ended December 31, 2000


                                                                 Templeton            Templeton
                                                           International Smaller    Pacific Growth
                                                               Companies Fund       Securities Fund
                                                          --------------------------------------------
Investment income:(a)
 Dividends ....................................................  $ 820,652            $ 1,582,187
 Interest .....................................................    293,798                239,600
                                                               ---------------------------------------
      Total investment income .................................  1,114,450              1,821,787
                                                               ---------------------------------------
Expenses:
 Management fees (Note 3) .....................................    258,272                728,136
 Administrative fees (Note 3) .................................     45,582                     --
 Distribution fees - Class 2 (Note 3) .........................     18,788                  1,101
 Custodian fees ...............................................     12,800                 58,000
 Reports to shareholders ......................................      5,000                  1,000
 Registration and filing fees .................................      1,430                     --
 Professional fees (Note 3) ...................................     11,640                 12,200
 Trustees' fees and expenses ..................................        260                    700
 Other ........................................................      4,208                    294
                                                               ---------------------------------------
      Total expenses ..........................................    357,980                801,431
                                                               ---------------------------------------
       Net investment income ..................................    756,470              1,020,356
                                                               ---------------------------------------

Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .................................................    354,098            (15,987,763)
  Foreign currency transactions ...............................      1,821                (56,439)
                                                               ---------------------------------------
       Net realized gain (loss) ...............................    355,919            (16,044,202)
       Net unrealized depreciation on investments ............. (1,176,058)            (4,020,469)
                                                               ---------------------------------------
Net realized and unrealized loss ..............................   (820,139)           (20,064,671)
                                                               ---------------------------------------
Net decrease in net assets resulting from operations ..........  $ (63,669)          $(19,044,315)
                                                               =======================================

(a) Net of foreign taxes and fees of $94,538 and $101,778, for the Templeton International Smaller Companies Fund and the Templeton Pacific Growth Securities Fund, respectively.

See notes to financial statements.

270
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999

                                                     Franklin
                                                     Aggressive
                                                       Growth              Franklin Global             Franklin Global Health
                                                   Securities Fund  Communications Securities Fund      Care Securities Fund
                                                   -----------------------------------------------------------------------------
                                                         2000a           2000           1999             2000           1999
                                                   -----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................   $ 17,512      $ 4,512,037    $ 16,100,667        $ 46,930       $ 9,018
  Net realized gain (loss) from investments and
 foreign currency transactions ..................... (2,281,509)      53,707,608     178,307,002       6,195,753    (1,554,504)
  Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign currencies ... (2,679,500)   (332,748,296)     100,208,781       6,549,568       652,159
                                                     ---------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ................... (4,943,497)    (274,528,651)    294,616,450      12,792,251      (893,327)

 Distributions to shareholders from:
  Net investment income:
   Class 1 .........................................         --      (18,952,838)    (32,989,434)         (8,336)      (25,070)
   Class 2 .........................................         --          (11,830)        (10,171)            (24)          (99)
  Net realized gains:
   Class 1 .........................................         --     (181,330,662)    (79,892,779)             --            --
   Class 2 .........................................         --         (125,705)        (24,631)             --            --
                                                     ---------------------------------------------------------------------------
 Total distributions to shareholders ...............         --     (200,421,035)   (112,917,015)         (8,360)      (25,169)
 Capital share transactions: (Note 2)
   Class 1 ......................................... 17,964,107       10,827,545    (181,373,622)     20,749,647     3,243,389
   Class 2 .........................................         --          407,841         420,442         158,864        75,261
                                                     ---------------------------------------------------------------------------
 Total capital share transactions .................. 17,964,107       11,235,386    (180,953,180)     20,908,511     3,318,650
      Net increase (decrease) in net assets ........ 13,020,610    (463,714,300)         746,255      33,692,402     2,400,154
Net assets:
 Beginning of year .................................         --      987,501,451     986,755,196      11,390,479     8,990,325
                                                     ---------------------------------------------------------------------------
 End of year .......................................$13,020,610     $523,787,151    $987,501,451     $45,082,881   $11,390,479
                                                     ==============================================================================
Undistributed net investment income
 included in net assets:
  End of year .......................................  $ 17,124        $ 285,592    $ 14,830,361        $ 49,240       $ 8,353
                                                     ==============================================================================

(a) For the period May 1, 2000 (effective date) to December 31, 2000.

See notes to financial statements.

                                                                             271
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the years ended December 31, 2000 and 1999

                                         Franklin Growth and Income              Franklin                      Franklin
                                              Securities Fund                High Income Fund           Income Securities Fund
                                       --------------------------------------------------------------------------------------------
                                            2000           1999            2000           1999            2000           1999
                                       --------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............. $ 22,698,592    $ 34,044,527    $ 28,050,297   $ 38,600,868    $ 55,980,103    $ 71,767,692
  Net realized gain (loss) from
   investments and foreign
   currency transactions .............   65,004,861      99,730,699     (21,829,916)    (7,700,390)     35,380,848      24,830,510
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies ................   41,326,108    (115,702,747)    (35,524,810)   (29,388,285)     29,551,145    (113,078,942)
                                      ---------------------------------------------------------------------------------------------
  Net increase (decrease) in
 net assets resulting
 from operations .....................  129,029,561      18,072,479     (29,304,429)     1,512,193     120,912,096     (16,480,740)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...........................  (54,369,619)    (42,738,181)     (1,135,435)   (85,622,207)    (82,922,917)    (80,764,333)
   Class 2 ...........................      (77,721)        (22,072)         (1,629)      (105,289)       (182,714)        (43,625)
  Net realized gains:
   Class 1 ........................... (101,076,618)   (119,137,890)             --    (12,520,156)    (32,026,055)    (28,938,989)
   Class 2 ...........................     (107,929)        (61,531)             --        (13,492)        (60,736)        (15,631)
                                      ---------------------------------------------------------------------------------------------
 Total distributions to
   shareholders ...................... (155,631,887)   (161,959,674)     (1,137,064)   (98,261,144)   (115,192,422)   (109,762,578)
 Capital share transactions: (Note 2)
   Class 1 ........................... (127,004,637)   (210,389,340)    (93,770,542)   (35,847,371)   (133,391,500)   (284,567,490)
   Class 2 ...........................    1,412,883         875,164          51,057        567,008       1,156,757       1,389,381
                                      ---------------------------------------------------------------------------------------------
 Total capital share transactions .... (125,591,754)   (209,514,176)    (93,719,485)   (35,280,363)   (132,234,743)   (283,178,109)
      Net decrease in net assets ..... (152,194,080)   (353,401,371)   (124,160,978)  (132,029,314)   (126,515,069)   (409,421,427)

Net assets:
 Beginning of year ...................  965,341,902   1,318,743,273     314,579,191    446,608,505     776,418,460   1,185,839,887
                                      ---------------------------------------------------------------------------------------------
 End of year ......................... $813,147,822   $ 965,341,902    $190,418,213   $314,579,191    $649,903,391   $ 776,418,460
                                      =============================================================================================
Undistributed net investment
  income included in net assets:
    End of year ......................  $ 2,572,579   $ 34,321,327     $ 27,467,225      $ 553,992    $ 39,721,056    $ 66,903,760
                                      =============================================================================================

See notes to financial statements.

272
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the years ended December 31, 2000 and 1999


                                           Franklin Large Cap Growth                                   Franklin Natural Resources
                                               Securities Fund            Franklin Money Market Fund         Securities Fund
                                        ----------------------------------------------------------------------------------------
                                            2000           1999             2000            1999             2000         1999
                                        ----------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............  $ 1,961,260    $ 2,087,575     $ 17,285,153   $ 17,724,122        $ 402,182    $ 300,939
  Net realized gain (loss) from
   investments and foreign
   currency transactions .............   79,192,321     26,589,913             (486)           208        4,894,509    1,709,216
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies ................  (56,856,844)    68,147,813               --             --        8,744,323   11,169,675
                                      ---------------------------------------------------------------------------------------------
      Net increase in net
       assets resulting from
       operations ....................   24,296,737     96,825,301       17,284,667     17,724,330       14,041,014   13,179,830
 Distributions to shareholders from:
  Net investment income:a
   Class 1 ...........................   (2,083,731)    (1,509,956)     (16,844,889)   (17,613,140)        (303,693)    (735,982)
   Class 2 ...........................       (3,736)        (1,301)        (439,778)      (111,190)            (413)        (752)
  Net realized gains:
   Class 1 ...........................  (23,114,084)            --               --             --               --           --
   Class 2 ...........................      (53,174)            --               --             --               --           --
                                      ---------------------------------------------------------------------------------------------
 Total distributions to
   shareholders ......................  (25,254,725)    (1,511,257)     (17,284,667)   (17,724,330)        (304,106)    (736,734)
 Capital share transactions: (Note 2)
   Class 1 ...........................   24,765,907     91,430,051      (89,447,979)   (50,313,015)      (7,597,599) (15,517,295)
   Class 2 ...........................      600,710        360,734       13,007,757      8,601,600        2,099,880       76,570
                                      ---------------------------------------------------------------------------------------------
 Total capital share transactions ....   25,366,617     91,790,785      (76,440,222)   (41,711,415)      (5,497,719) (15,440,725)
      Net increase (decrease)
        in net assets ................   24,408,629    187,104,829      (76,440,222)   (41,711,415)       8,239,189   (2,997,629)
Net assets:
 Beginning of year ...................  408,056,467    220,951,638      372,629,343    414,340,758       42,929,417   45,927,046
                                      ---------------------------------------------------------------------------------------------
 End of year ......................... $432,465,096   $408,056,467     $296,189,121   $372,629,343      $51,168,606  $42,929,417
                                      =============================================================================================
Undistributed net investment income
 included in net assets:
  End of year ........................  $ 2,001,870    $ 2,086,309              $--            $--        $ 403,029    $ 303,873
                                      ===========================================================================================

(a) For the Franklin Money Market Fund, distributions were decreased by net realized losses of $486 and increased by realized gains of $208 from security transactions for the periods ended December 31, 2000 and December 31, 1999, respectively.

See notes to financial statements.

                                                                             273
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the years ended December 31, 2000 and 1999


                                                                           Franklin Rising                        Franklin
                                      Franklin Real Estate Fund        Dividends Securities Fund             S&P 500 Index Fund
                                     ---------------------------------------------------------------------------------------------
                                         2000          1999                2000           1999              2000           1999(a)
                                     ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............ $ 8,574,011    $ 10,382,093        $ 6,088,407      $ 7,987,333       $ 470,310      $ 19,760
  Net realized gain (loss)
   from investments, financial
   futures contracts and foreign
   currency transactions ........... (10,907,827)      2,394,868         20,442,907       62,450,636      (1,055,518)           --
  Net unrealized appreciation
   (depreciation) on investments,
   financial futures contracts
   and translation of assets
   and liabilities denominated in
   foreign currencies ..............  46,700,827     (25,421,990)        38,230,235     (130,647,558)     (4,036,928)      469,932
                                      ---------------------------------------------------------------------------------------------
      Net increase (decrease)
       in net assets resulting
       from operations .............  44,367,011     (12,645,029)        64,761,549      (60,209,589)     (4,622,136)      489,692
 Distributions to shareholders from:
  Net investment income:
   Class 1 ......................... (10,465,200)    (18,056,331)       (13,763,559)      (9,355,158)        (18,826)           --
   Class 2 .........................   (442,237)         (5,537)           (23,267)          (5,248)            (15)            --
   Class 3 .........................          --              --                 --               --          (3,250)           --
  Net realized gains:
   Class 1 .........................  (6,229,113)    (25,020,454)       (62,362,804)     (93,725,124)             --            --
   Class 2 .........................    (263,710)         (7,673)           (70,483)         (52,582)             --            --
                                      ---------------------------------------------------------------------------------------------
 Total distributions to
  shareholders ..................... (17,400,260)    (43,089,995)       (76,220,113)    (103,138,112)        (22,091)           --
 Capital share transactions: (Note 2)
   Class 1 ......................... (30,155,474)    (67,959,433)       (75,525,660)    (138,053,357)     33,998,863    14,487,738
   Class 2 .........................  19,132,909       2,405,793            411,669          629,967              15        83,330
   Class 3 .........................          --              --                 --               --       8,680,947     2,264,007
                                      ---------------------------------------------------------------------------------------------
 Total capital share transactions .. (11,022,565)    (65,553,640)       (75,113,991)    (137,423,390)     42,679,825    16,835,075
      Net increase (decrease)
       in net assets ...............  15,944,186    (121,288,664)       (86,572,555)    (300,771,091)     38,035,598    17,324,767
Net assets:
 Beginning of year ................. 161,001,743     282,290,407        451,097,905      751,868,996      17,324,767            --
                                      ---------------------------------------------------------------------------------------------
 End of year .......................$176,945,929    $161,001,743       $364,525,350     $451,097,905     $55,360,365   $17,324,767
                                      ============================================================================================
Undistributed net investment
 income included in net assets:
  End of year ...................... $ 8,890,843    $ 11,229,198          $ 287,964      $ 7,986,383       $ 490,792      $ 21,813
                                      ============================================================================================

(a) For the period November 1, 1999 (effective date) to December 31, 1999.

See notes to financial statements.


274

Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the years ended December 31, 2000 and 1999


                                                             Franklin                  Franklin                Franklin
                                                          Small Cap Fund     Technology Securities Fund   U.S. Government Fund
                                                 ----------------------------------------------------------------------------------
                                                       2000            1999             2000(a)           2000            1999
                                                 ----------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .................... $ 2,866,175       $ (161,672)      $ (14,604)     $ 29,626,829    $ 38,162,814
  Net realized gain (loss) from investments and
   foreign currency transactions .................. (18,283,852)      36,534,411      (1,635,460)       (4,282,526)      2,048,000
  Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign currencies ..(103,604,482)     205,811,890      (3,198,726)       24,216,491     (45,913,508)
                                                   --------------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ..................(119,022,159)     242,184,629      (4,848,790)       49,560,794      (5,702,694)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ........................................          --       (1,492,353)             --          (430,710)    (82,724,494)
   Class 2 ........................................          --             (619)             --            (1,808)       (257,323)
 Net realized gains:
   Class 1 ........................................ (34,605,737)        (208,580)             --                --              --
   Class 2 ........................................  (1,438,764)             (53)             --                --              --
                                                   --------------------------------------------------------------------------------
 Total distributions to shareholders .............. (36,044,501)      (1,701,605)             --          (432,518)    (82,981,817)
 Capital share transactions: (Note 2)
   Class 1 ........................................   1,285,055      (66,396,634)     13,331,364      (139,382,207)   (107,385,179)
   Class 2 ........................................ 348,456,588        4,672,614       2,438,347         1,817,984       2,148,073
                                                   --------------------------------------------------------------------------------
 Total capital share transactions ................. 349,741,643      (61,724,020)     15,769,711      (137,564,223)   (105,237,106)
      Net increase (decrease) in net assets ....... 194,674,983      178,759,004      10,920,921       (88,435,947)   (193,921,617)

Net assets:
 Beginning of year ................................ 494,218,862      315,459,858              --       516,910,306     710,831,923
                                                   --------------------------------------------------------------------------------
 End of year ......................................$688,893,845     $494,218,862     $10,920,921      $428,474,359    $516,910,306
                                                   ================================================================================
Undistributed net investment income
 (accumulated net operating loss)
 included in net assets:
  End of year ......................................$ 2,827,148           $ (103)            $--      $ 29,623,377       $ 429,066
                                                    ===============================================================================

(a) For the period May 1, 2000 (effective date) to December 31, 2000.

See notes to financial statements.

                                                                             275
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the years ended December 31, 2000 and 1999

                                                   Franklin                 Franklin Zero Coupon           Franklin Zero Coupon
                                             Value Securities Fund              Fund - 2005                     Fund - 2010
                                        --------------------------------------------------------------------------------------------
                                              2000          1999           2000            1999             2000            1999
                                        --------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................  $ 204,583      $ 68,025      $ 3,743,685     $ 4,460,722      $ 3,592,650    $ 4,687,735
  Net realized gain (loss) from
   investments and foreign
   currency transactions ................  1,359,831      (517,910)         679,409       1,576,953        2,458,466        996,100
  Net unrealized appreciation
   (depreciation) on investments ........  3,398,185       396,623       2,574,234      (10,787,808)       3,619,145    (16,515,434)
                                           -----------------------------------------------------------------------------------------
      Net increase (decrease)
       in net assets resulting
       from operations ..................  4,962,599       (53,262)       6,997,328      (4,750,133)       9,670,261    (10,831,599)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ..............................    (58,683)      (28,103)         (57,589)     (9,038,860)         (58,836)    (9,535,103)
   Class 2 ..............................     (9,308)         (138)              --              --               --             --
  Net realized gains:
   Class 1 ..............................         --            --       (1,597,494)       (453,570)        (929,151)    (2,318,943)
                                           -----------------------------------------------------------------------------------------
 Total distributions to
   shareholders .........................    (67,991)      (28,241)      (1,655,083)     (9,492,430)        (987,987)   (11,854,046)
 Capital share transactions: (Note 2)
   Class 1 ..............................  4,369,602     2,419,613       (8,948,805)     (4,349,958)     (18,011,189)    (4,780,148)
   Class 2 ..............................  4,816,302     1,231,781               --              --               --             --
                                           -----------------------------------------------------------------------------------------
 Total capital share transactions .......  9,185,904     3,651,394       (8,948,805)     (4,349,958)     (18,011,189)    (4,780,148)
     Net increase (decrease)
      in net assets ..................... 14,080,512     3,569,891       (3,606,560)    (18,592,521)      (9,328,915)   (27,465,793)
Net assets:
 Beginning of year ...................... 12,583,362     9,013,471       65,894,864      84,487,385       66,049,342     93,515,135
                                           -----------------------------------------------------------------------------------------
 End of year ............................$26,663,874   $12,583,362      $62,288,304     $65,894,864      $56,720,427    $66,049,342
                                          ==========================================================================================
Undistributed net investment
  income included in net assets:
  End of year .............................$ 204,558      $ 67,960      $ 3,743,625        $ 57,529      $ 3,592,568       $ 58,754
                                           =========================================================================================

See notes to financial statements.

276
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the years ended December 31, 2000 and 1999


                                                 Mutual                       Mutual                      Templeton
                                       Discovery Securities Fund      Shares Securities Fund          Asset Strategy Fund
                                      ----------------------------------------------------------------------------------------
                                          2000          1999             2000          1999            2000          1999
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............$ 3,604,553   $ 2,866,477     $ 9,419,566    $ 7,507,126    $ 14,959,060   $ 13,810,413
  Net realized gain from
   investments and foreign
   currency transactions ............. 33,115,862     7,012,275      37,151,317     19,103,586      68,763,866     88,790,440
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies ................(16,627,729)   32,468,347       6,740,081     31,554,044     (81,357,656)    36,425,123
                                      ----------------------------------------------------------------------------------------
      Net increase in net
       assets resulting from
       operations .................... 20,092,686    42,347,099      53,310,964     58,164,756       2,365,270    139,025,976
 Distributions to shareholders from:
  Net investment income:
   Class 1 ........................... (5,956,985)   (5,872,849)    (11,439,569)   (12,213,087)    (15,153,507)   (14,822,362)
   Class 2 ...........................    (13,815)       (5,671)       (324,220)       (45,323)       (472,676)      (310,147)
  Net realized gains:
   Class 1 ...........................         --            --      (9,903,995)            --    (104,057,396)   (82,476,906)
   Class 2 ...........................         --            --        (284,007)            --      (3,633,708)    (1,907,029)
                                      ----------------------------------------------------------------------------------------
 Total distributions to
  shareholders ....................... (5,970,800)   (5,878,520)    (21,951,791)   (12,258,410)   (123,317,287)   (99,516,444)
 Capital share transactions: (Note 2)
   Class 1 ...........................(25,804,688)  (58,299,042)    (69,864,071)   (79,961,449)     73,640,758    (58,852,355)
   Class 2 ...........................    578,933       364,072      28,660,307      5,606,010      15,390,362      3,928,278
                                      ----------------------------------------------------------------------------------------
 Total capital share transactions ....(25,225,755)  (57,934,970)    (41,203,764)   (74,355,439)     89,031,120    (54,924,077)
      Net decrease in
       net assets ....................(11,103,869)  (21,466,391)     (9,844,591)   (28,449,093)    (31,920,897)   (15,414,545)
Net assets:
 Beginning of year ...................203,189,786   224,656,177     453,994,594    482,443,687     692,510,838    707,925,383
                                      ----------------------------------------------------------------------------------------
 End of year ........................$192,085,917  $203,189,786    $444,150,003   $453,994,594    $660,589,941   $692,510,838
                                      ========================================================================================
Undistributed net investment
  income included in net assets:
  End of year ........................$ 2,320,644   $ 4,226,422     $ 8,250,384    $ 8,337,233     $ 8,243,716   $ 11,558,951
                                      ========================================================================================

See notes to financial statements.

                                                                             277
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the years ended December 31, 2000 and 1999

                                            Templeton Developing             Templeton Global                  Templeton
                                          Markets Securities Fund          Income Securities Fund      Growth Securities Fund
                                        ----------------------------------------------------------------------------------------
                                           2000            1999             2000          1999            2000          1999
                                        ----------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............  $ 4,265,539     $ 2,058,823     $ 5,305,429    $ 6,655,075    $ 23,165,554  $ 13,240,797
  Net realized gain (loss) from
   investments and foreign
   currency transactions .............   (6,111,652)    (41,927,283)     (3,990,500)    (6,055,260)    194,570,700    72,994,064
  Net unrealized appreciation
  (depreciation) on investments
  and translation of assets and
  liabilities denominated in
  foreign currencies ................. (139,588,759)    153,871,630       2,117,646     (8,370,208)   (171,116,784)   47,953,928
                                      ----------------------------------------------------------------------------------------
      Net increase (decrease)
       in net assets resulting
       from operations ............... (141,434,872)    114,003,170       3,432,575     (7,770,393)     46,619,470   134,188,789
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...........................   (2,663,593)     (2,683,606)       (116,818)    (9,277,104)    (11,099,754)  (15,661,321)
   Class 2 ...........................     (412,198)       (248,619)           (812)       (19,727)       (152,094)      (19,742)
  Net realized gains:
   Class 1 ...........................           --              --              --             --     (73,119,422)  (75,768,827)
   Class 2 ...........................           --              --              --             --      (1,029,478)      (95,513)
                                      ----------------------------------------------------------------------------------------
 Total distributions to
 shareholders ........................   (3,075,791)     (2,932,225)       (117,630)    (9,296,831)    (85,400,748)  (91,545,403)
 Capital share transactions: (Note 2)
   Class 1 ...........................  127,281,175      18,804,002     (12,620,995)   (43,358,906)    497,688,296   (80,925,896)
   Class 2 ...........................   28,232,838      19,412,917         733,766        465,304      70,980,087     3,995,606
                                      ----------------------------------------------------------------------------------------
 Total capital share transactions ....  155,514,013      38,216,919     (11,887,229)   (42,893,602)    568,668,383   (76,930,290)
      Net increase (decrease)
       in net assets .................   11,003,350     149,287,864      (8,572,284)   (59,960,826)    529,887,105   (34,286,904)
Net assets:
 Beginning of year....................  347,258,606     197,970,742      90,979,911    150,940,737     712,793,450   747,080,354
                                      ----------------------------------------------------------------------------------------
 End of year ......................... $358,261,956    $347,258,606     $82,407,627   $ 90,979,911  $1,242,680,555  $712,793,450
                                      ===========================================================================================
Undistributed net investment
  income included in net assets:
  End of year ........................  $ 3,039,417     $ 1,649,089     $ 2,608,626      $ 229,905    $ 22,733,829  $ 11,248,397
                                      ===========================================================================================

See notes to financial statements.

Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the years ended December 31, 2000 and 1999

                                      Templeton International         Templeton International     Templeton Pacific Growth
                                          Securities Fund              Smaller Companies Fund          Securities Fund
                                  -----------------------------------------------------------------------------------------
                                       2000           1999              2000           1999           2000          1999
                                  -----------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......... $ 30,074,050    $ 17,320,878       $ 756,470      $ 593,413     $ 1,020,356     $ 923,598
  Net realized gain (loss) from
   investments and foreign
   currency transactions ........  141,245,934      84,997,543         355,919     (2,013,654)    (16,044,202)  (26,812,507)
  Net unrealized appreciation
  (depreciation) on investments . (180,372,699)    128,046,409      (1,176,058)     6,488,119      (4,020,469)    59,288,312
                                  --------------------------------------------------------------------------------------------
      Net increase (decrease)
       in net assets resulting
       from operations ..........   (9,052,715)    230,364,830         (63,669)     5,067,878     (19,044,315)    33,399,403
 Distributions to shareholders from:
  Net investment income:
   Class 1 ......................  (20,195,709)    (26,406,410)       (425,397)      (690,707)        (92,402)     (982,376)
   Class 2 ......................   (2,255,259)     (1,047,921)        (99,182)          (424)           (136)         (876)
  Net realized gains:
   Class 1 ...................... (118,600,706)    (91,727,528)             --             --              --            --
   Class 2 ......................  (14,798,195)     (3,898,692)             --             --              --            --
                                  --------------------------------------------------------------------------------------------
 Total distributions to
  shareholders .................. (155,849,869)   (123,080,551)       (524,579)      (691,131)        (92,538)     (983,252)
 Capital share transactions: (Note 2)
   Class 1 ...................... (129,050,261)    (14,797,710)     (2,946,465)    (5,614,919)    (27,281,119)  (34,404,047)
   Class 2 ......................   99,400,896      45,319,734       8,306,670      1,828,877        (116,098)       68,886
                                  --------------------------------------------------------------------------------------------
 Total capital share transactions  (29,649,365)     30,522,024       5,360,205     (3,786,042)    (27,397,217)  (34,335,161)
      Net increase (decrease)
       in net assets ............ (194,551,949)    137,806,303       4,771,957        590,705     (46,534,070)   (1,919,010)
Net assets:
 Beginning of year ..............1,158,162,467   1,020,356,164      25,590,149     24,999,444      96,850,375    98,769,385
                                  --------------------------------------------------------------------------------------------
 End of year ....................$ 963,610,518  $1,158,162,467     $30,362,106    $25,590,149     $50,316,305   $96,850,375
                                 ============================================================================================
Undistributed net investment
 income included in net assets:
  End of year ................... $ 25,867,852    $ 16,772,639       $ 778,155      $ 502,859       $ 966,510      $ 91,959
                                 ============================================================================================

See notes to financial statements.

                                                                             279
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-eight series (the Funds). All Funds included in this report are diversified except the Franklin Global Health Care Securities Fund, the Franklin Technology Securities Fund, the Franklin Value Securities Fund, and the Templeton Global Income Securities Fund. Shares of the Funds are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2000, over 73% of the total Trust shares were sold through one insurance company. The Funds included in this report and their investment objectives are:

Capital Growth                                 Growth and Income
-------------------------------------------------------------------------------------------------
Franklin Aggressive Growth Securities Fund     Franklin Global Communications Securities Fund
Franklin Global Health Care Securities Fund    Franklin Growth and Income Securities Fund
Franklin Large Cap Growth Securities Fund      Franklin Income Securities Fund
Franklin S&P 500 Index Fund                    Franklin Natural Resources Securities Fund
Franklin Small Cap Fund                        Franklin Real Estate Fund
Franklin Technology Securities Fund            Franklin Rising Dividends Securities Fund
Mutual Discovery Securities Fund               Franklin Value Securities Fund
Templeton Developing Markets Securities Fund   Mutual Shares Securities Fund
Templeton Growth Securities Fund               Templeton Asset Strategy Fund
Templeton International Securities Fund
Templeton International Smaller Companies Fund
Templeton Pacific Growth Securities Fund


Current Income                                 Capital Preservation and Income
--------------------------------------------------------------------------------------------------
Franklin High Income Fund                      Franklin Money Market Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund - 2005
Franklin Zero Coupon Fund - 2010
Templeton Global Income Securities Fund

Effective May 1, 2000, the name of the Templeton Variable Products Series Fund - Franklin S&P 500 Index Fund changed to Franklin Templeton Variable Insurance Products Trust - Franklin S&P 500 Index Fund and the Templeton Pacific Growth Fund changed to the Templeton Pacific Growth Securities Fund. The fund's investment objectives and other policies did not change as a result of the name change.

The Franklin Zero Coupon Fund - 2000 matured on December 15, 2000.

The following fund name changes occurred on May 1, 2000, as a result of fund mergers, as discussed in Note 9:

Old Name                                       New Name
---------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund         Templeton Asset Strategy Fund
Templeton Developing Markets Equity Fund       Templeton Developing Markets Securities Fund
Templeton Global Growth Fund                   Templeton Growth Securities Fund
Templeton International Equity Fund            Templeton International Securities Fund

The funds' investment objectives and other policies did not change as a result of the name changes.

The following summarizes the funds' significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

Securities in the Franklin Money Market Fund are valued at amortized cost which approximates value.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

280
Page
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

b. Foreign Currency Translation (cont.)

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

Certain funds may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. Certain funds may enter into repurchase agreements which are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2000, all repurchase agreements held by the funds had been entered into on December 29, 2000.

d. Futures Contracts

The Franklin S&P 500 Index Fund may enter into futures contracts and options on futures contracts to hedge the risk of changes in interest rates. Required initial margin deposits of cash or securities are maintained by the fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the fund depending on the daily fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

e. Indexed Securities

The Templeton Asset Strategy Fund and the Templeton Global Income Securities Fund may invest in debt instruments in which the principal and/or interest is dependent on other factors such as yield curves, currency exchange rates or commodity prices. The funds' objective in holding these securities, commonly called indexed securities or structured notes, is to tailor each fund's investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change in each fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

f. Forward Exchange Contracts

The Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Asset Strategy Fund, and the Templeton Global Income Securities Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and each fund's equity therein is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations.

g. Synthetic Equity Swaps

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the funds periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the funds may not achieve the anticipated benefits of the synthetic equity swaps and may realize a loss.

                                                                             281
Page
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

h. Options

In order to produce incremental income or protect against changes in the value of the underlying securities, the Mutual Discovery Securities Fund and the Mutual Shares Securities Fund may write put and covered call options.

Premiums received by the funds upon writing put or covered call options are recorded as an asset and an equivalent liability which is subsequently adjusted daily to equal the current market value of the option written. Each fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received or paid. The risk in writing a call option is that the funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the funds may incur a loss if the market price of the security decreases and the option is exercised. All collateral covering written options are held in a segregated account by the custodian bank.

i. Securities Sold Short

The Mutual Discovery Securities Fund and Mutual Shares Securities Fund are engaged in selling securities short, which obligates the funds to replace a security borrowed with the same security at the current market value. The funds would incur a loss if the price of the security increases between the date of the short sale and the date in which the funds replace the borrowed security. The funds would realize a gain if the price of the security declines between those dates.

The funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the funds must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

j. Income Taxes

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. For the Franklin Money Market Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the fund.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

l. Offering Costs

Offering costs are amortized on a straight-line basis over twelve months.

m. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

282
Page
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

n. Audit Guide

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the funds to record all paydown gains and losses to investment income and amortize premium and discount on all fixed-income securities. Adopting these principles will not impact the net assets or the distributions of the funds. The funds estimate that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments as listed below.

                                                                          Cumulative Estimated
                                                                          Cost Decrease due to
Fund                                                                       Amortization Change
-----------------------------------------------------------------------------------------------
Franklin Growth and Income Securities Fund................................    $(230,730)
Franklin High Income Fund.................................................     (379,087)
Franklin Income Securities Fund...........................................      (67,255)
Franklin U.S. Government Fund.............................................       (8,620)
Franklin Zero Coupon Fund - 2005..........................................         (484)
Templeton Asset Strategy Fund.............................................     (685,225)
Templeton Global Income Securities Fund...................................     (558,760)

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each fund are indicated below. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

Class 1                                       Class 1 & Class 2                                     Class 1, Class 2 & Class 3
----------------------------------------------------------------------------------------------------------------------------------
Franklin Aggressive Growth Securities Fund    Franklin Global Communications Securities Fund        Franklin S&P 500 Index Fund
Franklin Zero Coupon Fund - 2005              Franklin Global Health Care Securities Fund
Franklin Zero Coupon Fund - 2010              Franklin Growth and Income Securities Fund
                                              Franklin High Income Fund
                                              Franklin Income Securities Fund
                                              Franklin Large Cap Growth Securities Fund
                                              Franklin Money Market Fund
                                              Franklin Natural Resources Securities Fund
                                              Franklin Real Estate Fund
                                              Franklin Rising Dividends Securities Fund
                                              Franklin Small Cap Fund
                                              Franklin Technology Securities Fund
                                              Franklin U.S. Government Fund
                                              Franklin Value Securities Fund
                                              Mutual Discovery Securities Fund
                                              Mutual Shares Securities Fund
                                              Templeton Asset Strategy Fund
                                              Templeton Developing Markets Securities Fund
                                              Templeton Global Income Securities Fund
                                              Templeton Growth Securities Fund
                                              Templeton International Securities Fund
                                              Templeton International Smaller Companies Fund
                                              Templeton Pacific Growth Securities Fund


                                                                             283
Page
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At December 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the funds' shares were as follows:

                                                 Franklin Aggressive            Franklin Global        Franklin Global Health
                                                Growth Securities Fund   Communications Securities Fund  Care Securities Fund
                                              -------------------------------------------------------------------------------------
                                                   Shares      Amount         Shares       Amount         Shares       Amount
                                              -------------------------------------------------------------------------------------
Class 1 Shares:
Year ended December 31, 2000(b)
 Shares sold .................................   1,991,316   $20,556,904     1,857,444    $ 42,214,911    2,637,018   $ 35,616,299
 Shares issued in reinvestment of distributions         --            --    11,088,651     200,283,501          710          8,336
 Shares redeemed .............................    (276,907)   (2,592,797)  (12,035,645)   (231,670,867)  (1,148,689)  $(14,874,988)
                                              -------------------------------------------------------------------------------------
 Net increase ................................   1,714,409   $17,964,107       910,450    $ 10,827,545    1,489,039   $ 20,749,647
                                              =====================================================================================
Year ended December 31, 1999
 Shares sold .................................                               1,541,846    $ 31,772,461    1,376,672   $ 12,987,503
 Shares issued in reinvestment of distributions                              5,759,297     112,882,214        2,665         25,069
 Shares redeemed .............................                             (15,853,370)   (326,028,297)  (1,066,945)    (9,769,183)
                                                                          ---------------------------------------------------------
 Net increase (decrease) .....................                              (8,552,227)  $(181,373,622)     312,392   $  3,243,389
                                                                          =========================================================
Class 2 Shares:
Year ended December 31, 2000
 Shares sold .................................                                 164,696   $   2,949,693       44,304   $    658,550
 Shares issued in reinvestment of distributions                                  7,625         137,535            2             24
 Shares redeemed .............................                                (153,284)     (2,679,387)     (30,866)      (499,710)
                                                                          ---------------------------------------------------------
 Net increase ................................                                  19,037   $     407,841       13,440   $    158,864
                                                                          =========================================================
Year ended December 31, 1999(a)
 Shares sold .................................                                  20,226   $     430,720       10,177   $     91,223
 Shares issued in reinvestment of distributions                                  1,779          34,802           11             99
 Shares redeemed .............................                                  (2,207)        (45,080)      (1,710)       (16,061)
                                                                          ---------------------------------------------------------
 Net increase ................................                                  19,798   $     420,442        8,478   $     75,261
                                                                          =========================================================


                                                  Franklin Growth and Income         Franklin                   Franklin
                                                       Securities Fund           High Income Fund        Income Securities Fund
                                                -----------------------------------------------------------------------------------
                                                   Shares        Amount        Shares        Amount       Shares        Amount
                                                -----------------------------------------------------------------------------------
Class 1 Shares:
Year ended December 31, 2000
 Shares sold .................................   1,518,599   $  25,150,863    7,125,344  $  67,054,321    1,137,512  $  16,260,434
 Shares issued in reinvestment of distributions 10,162,304     155,446,238      117,784      1,135,436    8,645,717    114,948,972
 Shares redeemed ............................. (18,696,840)   (307,601,738) (16,855,189)  (161,960,299) (18,513,063)  (264,600,906)
                                                -----------------------------------------------------------------------------------
 Net decrease ................................  (7,015,937)  $(127,004,637)  (9,612,061) $ (93,770,542)  (8,729,834) $(133,391,500)
                                                ===================================================================================
Year ended December 31, 1999
 Shares sold .................................   4,366,236   $  86,298,047   11,859,183  $ 149,857,086    2,371,113  $  38,308,568
 Shares issued in reinvestment of distributions  8,533,267     161,876,071    9,071,907     98,142,363    7,222,075    109,703,322
 Shares redeemed ............................. (23,423,299)   (458,563,458) (22,697,184)  (283,846,820) (26,903,414)  (432,579,380)
                                                -----------------------------------------------------------------------------------
 Net decrease ................................ (10,523,796)  $(210,389,340)  (1,766,094) $ (35,847,371) (17,310,226) $(284,567,490)
                                                ===================================================================================
Class 2 Shares:
Year ended December 31, 2000
 Shares sold .................................     614,056   $   9,922,915      236,193  $   2,256,855      310,184  $   4,402,959
 Shares issued in reinvestment of distributions     12,076         185,650          169          1,629       18,197        243,450
 Shares redeemed .............................    (535,743)     (8,695,682)    (231,132)    (2,207,427)    (244,454)    (3,489,652)
                                                -----------------------------------------------------------------------------------
 Net increase ................................      90,389   $   1,412,883        5,230  $      51,057       83,927  $   1,156,757
                                                ===================================================================================
Year ended December 31, 1999(a)
 Shares sold .................................      77,868   $   1,487,846      135,662  $   1,640,852       85,908  $   1,343,308
 Shares issued in reinvestment of distributions      4,414          83,603       11,129        118,780        3,906         59,256
 Shares redeemed .............................     (37,757)       (696,285)    (101,197)    (1,192,624)        (892)       (13,183)
                                                -----------------------------------------------------------------------------------
 Net increase ................................      44,525   $     875,164       45,594  $     567,008       88,922  $   1,389,381
                                                ===================================================================================

284
Page
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)


                                                  Franklin Large Cap Growth                              Franklin Natural Resources
                                                       Securities Fund       Franklin Money Market Fund        Securities Fund
                                                ------------------------------------------------------------------------------------
                                                    Shares         Amount        Shares        Amount        Shares       Amount
                                                ------------------------------------------------------------------------------------
Class 1 Shares:
Year ended December 31, 2000
 Shares sold ...................................   4,644,192    $102,859,877   790,134,431   $790,134,431   2,132,876  $ 25,855,477
 Shares issued on merger (Note 9) ..............     211,448       4,482,695          --             --          --             --
 Shares issued in reinvestment of distributions.   1,194,775      25,197,815    16,833,753     16,833,753      24,751       303,693
 Shares redeemed ...............................  (4,877,195)   (107,774,480) (896,416,163)  (896,416,163) (2,787,846)  (33,756,769)
                                                ------------------------------------------------------------------------------------
 Net increase (decrease) .......................   1,173,220   $  24,765,907   (89,447,979) $ (89,447,979)   (630,219) $ (7,597,599)
                                                ====================================================================================
Year ended December 31, 1999
 Shares sold ...................................  14,376,691   $ 244,620,121   705,526,809  $ 705,526,809   4,167,717  $ 40,856,708
 Shares issued in reinvestment of distributions.      84,591       1,509,956    17,609,674     17,609,674      68,783       735,982
 Shares redeemed ...............................  (8,863,652)   (154,700,026) (773,449,498)  (773,449,498) (5,792,628)  (57,109,985)
                                                ------------------------------------------------------------------------------------
 Net increase (decrease) .......................   5,597,630   $  91,430,051   (50,313,015) $ (50,313,015) (1,556,128) $(15,517,295)
                                                ====================================================================================
Class 2 Shares:
Year ended December 31, 2000
 Shares sold ...................................     586,785   $  12,886,037   574,612,748  $ 574,612,748     218,229  $  2,911,326
 Shares issued in reinvestment of distributions.       2,707          56,910       439,843        439,843          34           413
 Shares redeemed ...............................    (563,610)    (12,342,237) (562,044,834)  (562,044,834)    (60,103)     (811,859)
                                                ------------------------------------------------------------------------------------
 Net increase ..................................      25,882   $     600,710    13,007,757  $  13,007,757     158,160  $  2,099,880
                                                ====================================================================================
Year ended December 31, 1999(a)
 Shares sold ...................................      89,707   $   1,579,229   219,800,400  $ 219,800,400      38,482  $    417,911
 Shares issued in reinvestment of distributions.          73           1,300       111,092        111,092          70           752
 Shares redeemed ...............................     (64,004)     (1,219,795) (211,309,892)  (211,309,892)    (32,281)     (342,093)
                                                ------------------------------------------------------------------------------------
 Net increase ..................................      25,776   $     360,734     8,601,600  $   8,601,600       6,271  $     76,570
                                                ====================================================================================


                                                                                    Franklin Rising               Franklin
                                                   Franklin Real Estate Fund    Dividends Securities Fund     S&P 500 Index Fund
                                                ------------------------------------------------------------------------------------
                                                   Shares         Amount         Shares        Amount          Shares       Amount
                                                ------------------------------------------------------------------------------------
Class 1 Shares:
Year ended December 31, 2000
 Shares sold ...................................    863,874    $  13,825,797    1,230,139   $  15,602,901   5,023,913   $52,265,985
 Shares issued in reinvestment of distributions.  1,159,327       16,694,313    6,644,896      76,126,363       1,894        18,826

 Shares redeemed ............................... (3,882,880)     (60,675,584) (13,503,148)   (167,254,924) (1,767,289)  (18,285,948)
                                                ------------------------------------------------------------------------------------
 Net increase (decrease) ....................... (1,859,679)    $(30,155,474)  (5,628,113)  $ (75,525,660)  3,258,518   $33,998,863
                                                ====================================================================================
Year ended December 31, 1999c
 Shares sold ...................................    575,363    $  10,691,098    2,446,386   $  40,314,130   1,433,132   $14,724,579
 Shares issued in reinvestment of distributions   2,652,511       43,076,785    6,599,250     103,080,282        --            --
 Shares redeemed ............................... (6,765,476)    (121,727,316) (17,468,289)   (281,447,769)    (23,128)     (236,841)
                                                ------------------------------------------------------------------------------------
 Net increase (decrease) ....................... (3,537,602)   $ (67,959,433)  (8,422,653)  $(138,053,357)  1,410,004   $14,487,738
                                                ====================================================================================
Class 2 Shares:
Year ended December 31, 2000(e)

 Shares sold ...................................  1,785,978    $  28,661,264      255,610   $   2,980,617        --     $     --
 Shares issued in reinvestment of distributions.     49,229          705,947        8,153          93,749           2            15
 Shares redeemed ...............................   (633,470)     (10,234,302)    (225,297)     (2,662,697)       --           --
                                                ------------------------------------------------------------------------------------
 Net increase ..................................  1,201,737    $  19,132,909       38,466   $     411,669           2   $        15
                                                ====================================================================================
Year ended December 31, 1999(a,c,e)

 Shares sold ...................................    165,395    $   2,415,677       38,839   $     603,609       8,333   $    83,330
 Shares issued in reinvestment of distributions         815           13,209        3,710          57,830        --            --
 Shares redeemed ...............................     (1,567)         (23,093)      (2,082)        (31,472)       --            --
                                                ------------------------------------------------------------------------------------
 Net increase ..................................    164,643    $   2,405,793       40,467   $     629,967       8,333   $    83,330
                                                ====================================================================================

                                                                             285
Page
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                                                                                Franklin
                                                                                                           S&P 500 Index Fund
                                                                                                      -----------------------------
                                                                                                          Shares       Amount
                                                                                                      -----------------------------
Class 3 Shares:
Year ended December 31, 2000
 Shares sold........................................................................................     1,365,211   $14,138,518
 Shares issued in reinvestment of distributions.....................................................           327         3,250
 Shares redeemed....................................................................................      (530,279)   (5,460,821)
                                                                                                      -----------------------------
 Net increase.......................................................................................       835,259    $8,680,947
                                                                                                      =============================
Year ended December 31, 1999(e)

 Shares sold........................................................................................       232,129    $2,362,095
 Shares redeemed....................................................................................        (9,540)      (98,088)
                                                                                                      -----------------------------
 Net increase.......................................................................................       222,589    $2,264,007
                                                                                                      =============================


                                                          Franklin                  Franklin                   Franklin
                                                       Small Cap Fund       Technology Securities Fund    U.S. Government Fund
                                                ----------------------------------------------------------------------------------
                                                    Shares        Amount        Shares       Amount       Shares        Amount
                                                ----------------------------------------------------------------------------------
Class 1 Shares:
Year ended December 31, 2000(b)
 Shares sold....................................  6,428,608    $169,558,240   1,598,714   $17,577,102    2,079,130  $  25,340,997
 Shares issued on merger (Note 9)...............    162,686       4,046,010          --            --           --             --
 Shares issued in reinvestment of distributions.  1,438,908      34,605,736          --            --       35,952        430,710

 Shares redeemed................................ (7,961,607)   (206,924,931)   (403,155)   (4,245,738) (13,560,145)  (165,153,914)
                                                ----------------------------------------------------------------------------------
 Net increase (decrease)........................     68,595    $  1,285,055   1,195,559   $13,331,364  (11,445,063) $(139,382,207)
                                                ==================================================================================
Year ended December 31, 1999
 Shares sold....................................  5,623,402    $ 95,075,835                              4,229,311  $  56,773,998
 Shares issued in reinvestment of distributions.    106,977       1,700,933                              6,745,264     82,724,494
 Shares redeemed                                (10,564,693)   (163,173,402)                           (18,460,763)  (246,883,671)
                                                ----------------------------                           ---------------------------
 Net decrease................................... (4,834,314)   $(66,396,634)                            (7,486,188) $(107,385,179)
                                                ============================                           ===========================
Class 2 Shares:
Year ended December 31, 2000(d)
 Shares sold.................................... 13,915,400    $348,439,686     301,903   $ 2,955,862      412,682  $   5,244,278
 Shares issued on merger (Note 9)...............  5,283,033     130,913,570          --            --           --             --
 Shares issued in reinvestment of distributions.     60,049       1,438,764          --            --          151          1,808
 Shares redeemed................................ (5,228,278)   (132,335,432)    (56,918)     (517,515)    (270,089)    (3,428,102)
                                                ----------------------------------------------------------------------------------
 Net increase................................... 14,030,204    $348,456,588     244,985   $ 2,438,347      142,744  $   1,817,984
                                                ==================================================================================
Year ended December 31, 1999(a)
 Shares sold....................................    237,253    $  4,844,539                                165,968  $   2,244,294
 Shares issued in reinvestment of distributions.         42             673                                 21,095        257,323
 Shares redeemed................................     (7,583)       (172,598)                               (27,670)      (353,544)
                                                ----------------------------                           ---------------------------
 Net increase...................................    229,712    $  4,672,614                                159,393  $   2,148,073
                                                ============================                           ===========================


286
Page
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                           Franklin                   Franklin Zero              Franklin Zero
                                                     Value Securities Fund         Coupon Fund - 2005         Coupon Fund - 2010
                                                 -----------------------------------------------------------------------------------
                                                     Shares        Amount         Shares       Amount        Shares       Amount
                                                 -----------------------------------------------------------------------------------
Class 1 Shares:
Year ended December 31, 2000
 Shares sold ..................................     1,760,323    $ 14,437,717     486,842   $  7,379,582   1,450,295   $ 21,493,177
 Shares issued in reinvestment of distributions         7,200          58,683     115,579      1,655,083      69,138        987,987
 Shares redeemed ..............................    (1,227,446)    (10,126,798) (1,221,836)   (17,983,470) (2,751,413)   (40,492,353)
                                                 -----------------------------------------------------------------------------------
 Net increase (decrease) ......................       540,077    $  4,369,602    (619,415)  $ (8,948,805) (1,231,980)  $(18,011,189)
                                                 ===================================================================================
Year ended December 31, 1999
 Shares sold ..................................     1,587,252    $ 12,476,029     616,940   $ 10,348,925   1,559,718   $ 27,125,932
 Shares issued in reinvestment of distributions         3,306          28,103     625,547      9,492,430     779,588     11,854,045
 Shares redeemed ..............................    (1,314,579)    (10,084,519) (1,462,565)   (24,191,313) (2,579,464)   (43,760,125)
                                                 -----------------------------------------------------------------------------------
 Net increase (decrease) ......................       275,979    $  2,419,613    (220,078)  $ (4,349,958)   (240,158)   $(4,780,148)
                                                 ===================================================================================

Class 2 Shares:
Year ended December 31, 2000
 Shares sold ..................................       911,656    $  7,836,170
 Shares issued in reinvestment of distributions         1,146           9,308
 Shares redeemed ..............................      (338,447)     (3,029,176)
                                                 -----------------------------
 Net increase .................................       574,355    $  4,816,302
                                                 =============================

Year ended December 31, 1999(a)
 Shares sold ..................................       195,613    $  1,501,629
 Shares issued in reinvestment of distributions            16             138
 Shares redeemed ..............................       (35,319)       (269,986)
                                                 -----------------------------
 Net increase .................................       160,310    $  1,231,781
                                                 =============================



                                                         Mutual                       Mutual                    Templeton
                                                Discovery Securities Fund     Shares Securities Fund       Asset Strategy Fund
                                                -----------------------------------------------------------------------------------
                                                   Shares       Amount         Shares       Amount          Shares       Amount
                                                -----------------------------------------------------------------------------------
Class 1 Shares:
Year ended December 31, 2000
 Shares sold ................................... 1,168,286   $ 16,533,756     2,033,736  $  26,833,517       516,917  $  10,149,459
 Shares issued on merger (Note 9) ..............      --             --         295,300      3,756,224     2,830,073     53,573,397
 Shares issued in reinvestment of distributions.   428,560      5,956,985     1,683,246     21,343,564     6,151,475    119,210,903
 Shares redeemed ...............................(3,408,308)   (48,295,429)   (9,316,064)  (121,797,376)   (5,549,199)  (109,293,001)
                                                -----------------------------------------------------------------------------------
 Net increase (decrease) .......................(1,811,462)  $(25,804,688)   (5,303,782) $ (69,864,071)    3,949,266  $  73,640,758
                                                ===================================================================================
Year ended December 31, 1999
 Shares sold ................................... 1,982,385   $ 23,245,306     5,163,014  $  66,279,367       240,379  $   5,144,326
 Shares issued in reinvestment of distributions.   476,305      5,872,849       914,838     12,213,087     5,305,304     97,299,268
 Shares redeemed ...............................(7,422,698)   (87,417,197)  (12,518,155)  (158,453,903)   (7,631,687)  (161,295,949)
                                                -----------------------------------------------------------------------------------
 Net decrease ..................................(4,964,008)  $(58,299,042)   (6,440,303) $ (79,961,449)   (2,086,004) $ (58,852,355)
                                                ===================================================================================
Class 2 Shares:
Year ended December 31, 2000
 Shares sold ...................................    55,641   $    790,365     2,444,338  $  32,563,297       785,706  $  15,358,226
 Shares issued on merger (Note 9) ..............      --             --         251,168      3,197,391         2,893         54,613
 Shares issued in reinvestment of distributions.       996         13,815        47,967        608,227       212,594      4,106,384
 Shares redeemed ...............................   (15,767)      (225,247)     (566,057)    (7,708,608)     (211,313)    (4,128,861)
                                                -----------------------------------------------------------------------------------
 Net increase ..................................    40,870   $    578,933     2,177,416  $  28,660,307       789,880  $  15,390,362
Year ended December 31, 1999(a)                 ===================================================================================
 Shares sold ...................................    33,335   $    398,375       436,840  $   5,671,654       279,540  $   5,948,034
 Shares issued in reinvestment of distributions.       461          5,671         3,403         45,323       121,157      2,217,176
 Shares redeemed ...............................    (3,299)       (39,974)       (8,851)      (110,967)     (204,412)    (4,236,932)
                                                -----------------------------------------------------------------------------------
 Net increase ..................................    30,497   $    364,072       431,392  $   5,606,010       196,285  $   3,928,278
                                                ===================================================================================

                                                                             287
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)



                                                       Templeton Developing          Templeton Global               Templeton
                                                     Markets Securities Fund     Income Securities Fund     Growth Securities Fund
                                                   --------------------------------------------------------------------------------
                                                       Shares      Amount         Shares      Amount         Shares       Amount
                                                   --------------------------------------------------------------------------------
Class 1 Shares:
Year ended December 31, 2000
 Shares sold .....................................  10,455,914 $ 63,455,322       397,698  $  4,324,664    17,873,866  $238,251,058
 Shares issued on merger (Note 9) ................  23,685,284  153,007,317     1,620,086    17,464,656    48,592,348   628,298,597
 Shares issued in reinvestment of distributions ..     385,260    2,663,593        10,837       116,818     6,513,471    84,219,176
 Shares redeemed ................................. (15,371,210) (91,845,057)   (3,171,211)  (34,527,133)  (33,716,851) (453,080,535)
                                                   --------------------------------------------------------------------------------
 Net increase (decrease) .........................  19,155,248 $127,281,175    (1,142,590) $(12,620,995)   39,262,834  $497,688,296
                                                   ================================================================================
Year ended December 31, 1999
 Shares sold .....................................   5,134,763 $ 32,419,782       755,763  $  9,398,931     3,559,626$   53,423,886
 Shares issued in reinvestment of distributions ..     562,601    2,683,606       815,256     9,277,104     6,314,237    91,430,148
 Shares redeemed .................................  (2,600,039) (16,299,386)   (5,116,543)  (62,034,941)  (15,136,586) (225,779,930)
                                                   --------------------------------------------------------------------------------
 Net increase (decrease) .........................   3,097,325 $ 18,804,002    (3,545,524) $(43,358,906)   (5,262,723) $(80,925,896)
                                                   ================================================================================
Class 2 Shares:
Year ended December 31, 2000
 Shares sold .....................................  37,559,277 $226,123,611       222,783  $  2,454,812    12,896,783  $173,384,758
 Shares issued on merger (Note 9) ................      66,980      431,354        70,754       759,809     4,308,381    55,535,000
 Shares issued in reinvestment of distributions ..      59,774      412,198            75           812        91,595     1,181,572
 Shares redeemed ................................. (33,265,941)(198,734,325)     (225,940)   (2,481,667)  (11,812,327) (159,121,243)
                                                   --------------------------------------------------------------------------------
 Net increase ....................................   4,420,090 $ 28,232,838        67,672  $    733,766     5,484,432  $ 70,980,087
                                                   ================================================================================
Year ended December 31, 1999(a)
 Shares sold .....................................   9,564,512 $ 65,272,741        40,368  $    470,374     3,228,083  $ 46,873,543
 Shares issued in reinvestment of distributions ..      52,231      248,619         1,764        19,727         7,976       115,255
 Shares redeemed .................................  (6,579,693) (46,108,443)       (2,055)     (24,797)    (2,948,742)  (42,993,192)
                                                   --------------------------------------------------------------------------------
 Net increase ....................................   3,037,050 $ 19,412,917        40,077  $    465,304       287,317  $  3,995,606
                                                   ================================================================================


                                                     Templeton International      Templeton International       Templeton Pacific
                                                         Securities Fund          Smaller Companies Fund     Growth Securities Fund
                                                  ---------------------------------------------------------------------------------
                                                        Shares      Amount          Shares      Amount         Shares       Amount
                                                  ---------------------------------------------------------------------------------
Class 1 Shares:
Year ended December 31, 2000
 Shares sold ....................................  12,544,954  $  237,099,440     761,511  $  8,502,413   39,754,311  $ 344,918,216
 Shares issued on merger (Note 9) ...............  35,794,416     651,458,377          --            --           --             --
 Shares issued in reinvestment of distributions .   7,326,841     138,796,415      38,637       425,397       10,176         92,402
 Shares redeemed ................................ (61,827,748) (1,156,404,493) (1,071,093)  (11,874,275) (42,633,724)  (372,291,737)
                                                  ---------------------------------------------------------------------------------
 Net decrease ...................................  (6,161,537) $ (129,050,261)   (270,945) $ (2,946,465)  (2,869,237) $ (27,281,119)
                                                  =================================================================================
Year ended December 31, 1999
 Shares sold ....................................   4,898,075  $   98,598,572     583,886  $  6,152,029   37,570,852  $ 339,701,623
 Shares issued in reinvestment of distributions .   6,924,615     118,133,938      64,794       690,707       96,595        982,376
 Shares redeemed ................................ (11,722,543)   (231,530,220) (1,240,556)  (12,457,655) (41,329,954)  (375,088,046)
                                                  ---------------------------------------------------------------------------------
 Net increase (decrease) ........................     100,147  $  (14,797,710)   (591,876) $ (5,614,919)  (3,662,507) $ (34,404,047)
                                                  =================================================================================

288
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)


                                                      Templeton International      Templeton International       Templeton Pacific
                                                          Securities Fund          Smaller Companies Fund     Growth Securities Fund
                                                   ---------------------------------------------------------------------------------
                                                        Shares      Amount          Shares      Amount         Shares       Amount
                                                   ---------------------------------------------------------------------------------
Class 2 Shares:
Year ended December 31, 2000
 Shares sold .....................................  51,772,474   $ 972,961,568    7,665,768 $ 84,983,873     6,372,773  $50,925,188
 Shares issued on merger (Note 9) ................     177,521       3,216,683           --           --            --           --
 Shares issued in reinvestment of distributions ..     904,696      17,053,454        9,008       99,182            15          136
 Shares redeemed ................................. (47,412,674)   (893,830,809)  (6,894,442) (76,776,385)   (6,348,147) (51,041,422)
                                                   ---------------------------------------------------------------------------------
 Net increase (decrease) .........................   5,442,017    $ 99,400,896      780,334 $  8,306,670        24,641   $ (116,098)
                                                   =================================================================================
Year ended December 31, 1999(a)
 Shares sold .....................................  57,320,488  $1,117,974,227    2,831,182 $ 29,929,003       494,861  $ 4,788,916
 Shares issued in reinvestment of distributions ..     290,806       4,946,613           40          424            86          876
 Shares redeemed ................................. (54,967,087) (1,077,601,106)  (2,646,201) (28,100,550)     (483,963)  (4,720,906)
                                                   ---------------------------------------------------------------------------------
 Net increase ....................................   2,644,207  $   45,319,734      185,021 $  1,828,877        10,984     $ 68,886
                                                   =================================================================================

(a)For all funds except the Franklin Aggressive Growth Securities Fund, the Franklin S&P 500 Index Fund, the Franklin Technology Securities Fund, the Templeton Asset Strategy Fund, the Templeton Developing Markets Securities Fund, and the Templeton International Securities Fund, for the period January 6, 1999 (effective date) to December 31, 1999.
(b)For the Franklin Aggressive Growth Securities Fund and Franklin Technology Securities Fund Class 1, for the period May 1, 2000 (effective date) to December 31, 2000.
(c)For the Franklin S&P 500 Index Fund, for the period November 1, 1999 (effective date) to December 31, 1999.
(d)For the Franklin Technology Securities Fund Class 2, for the period September 1, 2000 (effective date) to December 31, 2000.
(e)Templeton Funds Annuity Company, the Franklin S&P 500 Index Fund's subadministrative manager is the record owner of 100% of the Franklin S&P 500 Index Fund's Class 2 shares.



3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

   Entity                                                            Affiliation
-------------------------------------------------------------------------------------------
   Franklin Templeton Services, LLC (FT Services)                    Administrative manager
   Franklin Advisers, Inc. (Advisers)                                Investment manager
   Franklin Advisory Services, LLC (Advisory Services)               Investment manager
   Franklin Mutual Advisers, LLC (Franklin Mutual)                   Investment manager
   Templeton Asset Management Ltd. (TAML)                            Investment manager
   Templeton Global Advisors Ltd. (TGAL)                             Investment manager
   Templeton Investment Counsel, LLC (TIC)                           Investment manager
   Franklin/Templeton Distributors, Inc. (Distributors)              Principal underwriter
   Franklin/Templeton Investor Services, LLC (Investor Services)     Transfer agent

Certain funds in the Trust may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

The Funds earned dividend income from the investment in the Sweep Money Fund as follows:


                    Franklin      Franklin Global     Franklin                                           Franklin     Franklin Value
                Aggressive Growth   Health Care    Rising Dividends  Franklin S&P 500  Franklin Small   Technology      Securities
                 Securities Fund    Securities      Securities Fund    Index Fund         Cap Fund    Securities Fund      Fund
------------------------------------------------------------------------------------------------------------------------------------
Dividend Income ...   $49,786        $143,177          $307,024         $139,393         $5,255,500      $32,176          $68,787

                                                                             289

Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Franklin Global Communications Securities Fund, the Franklin Growth and Income Securities Fund, the Franklin High Income Fund, the Franklin Income Securities Fund, the Franklin Money Market Fund, the Franklin Natural Resources Securities Fund, the Franklin Real Estate Fund, the Franklin U.S. Government Fund, the Franklin Zero Coupon Fund - 2005, the Franklin Zero Coupon Fund - 2010, and the Templeton Global Income Securities Fund pay an investment management fee to Advisers based on the average net assets of the funds, as follows:

Annualized Fee Rate      Daily Net Assets

-----------------------------------------------------------------------
             .625%       First $100 million
             .50%        over $100 million, up to and including $250 million
             .45%        over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under a subadvisory agreement, TIC provides subadvisory services to the Templeton Global Income Securities Fund and the Templeton Pacific Growth Securities Fund, and receives fees from Advisers based on the average daily net assets of each fund.

The Templeton International Securities Fund pays an investment management fee to TIC based on the average net assets of the fund as follows:

Annualized Fee Rate      Daily Net Assets

-----------------------------------------------------------------------
             .75%        First $200 million
             .675%       over $200 million, up to and including $1.3 billion
             .60%        over $1.3 billion

The Franklin Aggressive Growth Securities Fund pays an investment management fee to Advisers based on the average net assets of the fund as follows:

Annualized Fee Rate      Daily Net Assets

-----------------------------------------------------------------------
             .50%        First $500 million
             .40%        over $500 million, up to and including $1 billion
             .35%        over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin Small Cap Fund and the Franklin Technology Securities Fund pay an investment management fee to Advisers based on the average net assets of each fund as follows:

Annualized Fee Rate      Daily Net Assets

-----------------------------------------------------------------------
             .55%        First $500 million
             .45%        over $500 million, up to and including 1 billion
             .40%        over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

For the Franklin Small Cap Fund, the annualized investment management fee rate was reduced from .75%, .625%, and .50% to .55%, .45%, and .40%, respectively, effective May 1, 2000.

The Templeton Growth Securities Fund and the Templeton Pacific Growth Securities Fund pay an investment management fee to TGAL and Advisers, respectively, based on the average net assets of each fund as follows:

Annualized Fee Rate      Daily Net Assets

-----------------------------------------------------------------------
            1.00%        First $100 million
             .90%        over $100 million, up to and including $250 million
             .80%        over $250 million, up to and including $500 million
             .75%        over $500 million

290
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Franklin Large Cap Growth Securities Fund and the Franklin Rising Dividends Securities Fund pay an investment management fee to Advisers and Advisory Services, respectively, based on the average net assets of each fund as follows:

Annualized Fee Rate      Daily Net Assets

-----------------------------------------------------------------------
             .75%        First $500 million
             .625%       over $500 million, up to and including $1 billion
             .50%        over $1 billion

The Franklin Global Health Care Securities Fund and the Franklin Value Securities Fund pay an investment management fee to Advisers and Advisory Services, respectively, based on the average net assets of each fund as follows:

Annualized Fee Rate      Daily Net Assets

-----------------------------------------------------------------------
             .60%        First $200 million
             .50%        over $200 million, up to and including $1.3 billion
             .40%        over $1.3 billion

The Templeton Asset Strategy Fund pays an investment management fee to TIC based on the average net assets of the fund as follows:

Annualized Fee Rate      Daily Net Assets

-----------------------------------------------------------------------
             .65%        First $200 million
             .585%       over $200 million, up to and including $1.3 billion
             .52%        over $1.3 billion

The Franklin S&P 500 Index Fund pays an investment management fee to Advisers of .15% per year of the average daily net assets of the fund.

Under a subadvisory agreement, State Street Global Advisors (SSgA) provides subadvisory services to the Franklin S&P 500 Index Fund and receives from Advisers fees based on the average daily net assets of the fund.

The Templeton International Smaller Companies Fund pays an investment management fee to TIC based on the average net assets of the fund as follows:

Annualized Fee Rate      Daily Net Assets

-----------------------------------------------------------------------
             .85%        First $200 million
             .765%       over $200 million, up to and including $1.3 billion
             .68%        over $1.3 billion

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund pay an investment management fee to Franklin Mutual of .80% and .60%, respectively, per year of the average daily net assets of each fund.

The Templeton Developing Markets Securities Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the fund.

Under an agreement with their respective investment managers, FT Services provides administrative services to the Funds, except for the Franklin Aggressive Growth Securities Fund, the Franklin Global Health Care Securities Fund, the Franklin S&P 500 Index Fund, the Franklin Small Cap Fund, the Franklin Technology Securities Fund, the Franklin Value Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Asset Strategy Fund, the Templeton Developing Markets Securities Fund, the Templeton International Securities Fund, and the Templeton International Smaller Companies Fund. The fee is paid by each fund's respective investment managers based on the average daily net assets, and is not an additional expense of the Funds.

                                                                             291
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Franklin Global Health Care Securities Fund, the Franklin Value Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Asset Strategy Fund, the Templeton Developing Markets Securities Fund, the Templeton International Securities Fund, and the Templeton International Smaller Companies Fund, pay administrative fees to FT Services based on the average net assets of each fund as follows:

Annualized Fee Rate      Daily Net Assets

-----------------------------------------------------------------------
             .15%        First $200 million
             .135%       Over $200 million, up to and including $700 million
             .10%        Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Franklin Aggressive Growth Securities Fund, the Franklin S&P 500 Index Fund, the Franklin Small Cap Fund, and the Franklin Technology Securities Fund pay an administrative fee to FT Services of .20%, .10%, .25%, and .25%, respectively, per year of the average daily net assets of each fund. The Franklin Small Cap Fund administrative fee was effective May 1, 2000.

Advisers and FT Services agreed in advance to waive administrative and management fees and assume payment of other expenses for the Franklin S&P 500 Index Fund as noted in the Statement of Operations.

Management fees were reduced on assets invested in the Sweep Money Fund.

The Funds reimburse Distributors up to .25% per year of their average daily net assets of Class 2 and Class 3, for costs incurred in marketing the Funds' shares. No payments were made by the Franklin Aggressive Growth Securities Fund, the Franklin Zero Coupon Fund - 2005, and the Franklin Zero Coupon - 2010, during the year ended December 31, 2000.

Investor Services, under terms of an agreement, performs shareholder servicing for the Funds and is not paid by the Funds for the services.

Included in professional fees are legal fees of $79,971 that were paid to a law firm in which a partner of that firm was an officer of the Funds.

4. INCOME TAXES

At December 31, 2000, certain funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                       Franklin                             Franklin
                                      Aggressive                             Natural                         Franklin    Franklin
                                        Growth                  Franklin    Resources    Franklin  Franklin Technology     U.S.
                                      Securities  Franklin High   Money     Securities Real Estate Small Cap Securities Government
                                         Fund      Income Fund  Market Fund   Fund        Fund       Fund      Fund       Fund
                                     -----------------------------------------------------------------------------------------------

Capital loss carryovers expiring in:

 2001 .........................            $--           $--   $ 523           $--          $--          $--       $--          $--
 2002 .........................             --            --   7,568            --           --           --        --    8,408,494
 2003 .........................             --            --      --            --           --           --        --      826,481
 2004 .........................             --            --      --            --           --           --        --           --
 2005 .........................             --            --      --            --           --           --        --      169,754
 2006 .........................             --            --     371    13,378,344           --           --        --           --
 2007 .........................             --     2,294,320      --     3,374,600           --           --        --           --
 2008 .........................        596,259    26,944,467     486            --   15,305,137   11,797,055   140,539    5,752,213
                                     -----------------------------------------------------------------------------------------------
                                      $596,259   $29,238,787  $8,948   $16,752,944  $15,305,137  $11,797,055  $140,539  $15,156,942
                                     ===============================================================================================

292

Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


4. INCOME TAXES (cont.)

                                                                    Templeton                        Templeton       Templeton
                                                                    Developing        Templeton      International     Pacific
                                                                      Markets       Global Income       Smaller         Growth
                                                                  Securities Fund  Securities Fund  Companies Fund  Securities Fund
                                                               --------------------------------------------------------------------
Capital loss carryovers expiring in:
 2001 .......................................................              $--       $ 1,294,963            $--            $--
 2002 .......................................................               --           570,056             --             --
 2003 .......................................................               --         1,035,267             --             --
 2005 .......................................................       16,027,765                --             --             --
 2006 .......................................................       63,025,428           502,340      2,346,684     24,460,805
 2007 .......................................................       49,864,761         5,367,721      1,878,044     27,181,209
 2008 .......................................................               --         2,370,518             --     15,630,843
                                                               --------------------------------------------------------------------
                                                                  $128,917,954       $11,140,865     $4,224,728    $67,272,857
                                                               --------------------------------------------------------------------


At December 31, 2000, the capital loss carryovers of the FTVIPT - Templeton Developing Markets Securities Fund and the FTVIPT - Templeton Global Income Securities Fund include capital loss carryovers of $67,575,504 and $2,641,697 acquired as a result of the reorganization with the TVP - Templeton Developing Markets Fund and the TVP - Templeton Bond Fund, respectively (See Note 9). The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder.

At December 31, 2000, the following funds had deferred capital losses occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending December 31, 2001.


  Franklin             Franklin Global
Aggressive Growth      Communications         Franklin High      Franklin Real       Franklin S&P 500     Franklin Small
Securities Fund        Securities Fund         Income Fund        Estate Fund           Index Fund           Cap Fund
---------------------------------------------------------------------------------------------------------------------------
 $1,397,165              $34,623,447            $289,536           $195,523              $178,521           $6,116,262


  Franklin                  Templeton                  Templeton                   Templeton                 Templeton
 Technology              Asset Strategy           Developing Markets             Global Income            Pacific Growth
Securities Fund               Fund                  Securities Fund             Securities Fund           Securities Fund
---------------------------------------------------------------------------------------------------------------------------
 $1,057,289                $1,937,761                 $8,755,988                   $139,733                  $256,977

At December 31, 2000, the following funds had deferred currency losses occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending December 31, 2001.


    Franklin         Franklin        Franklin      Mutual   Templeton     Templeton       Templeton    Templeton
   Aggressive         Global          Income     Discovery    Asset       Developing    Global Income   Growth       Templeton
     Growth         Health Care     Securities  Securities  Strategy      Markets       Securities    Securities   Pacific Growth
 Securities Fund   Securities Fund     Fund        Fund       Fund    Securities Fund      Fund         Fund       Securities Fund
----------------------------------------------------------------------------------------------------------------------------------
      $88                 $43         $19,458     $76,907     $78,378      $142,073       $31,665      $37,117         $3,172

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, offering costs, merger related expenses and passive foreign investment company shares. Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares and losses realized subsequent to October 31 on the sale of securities and foreign currencies, and gains (losses) realized on in-kind shareholder redemptions.

                                                                             293
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


4. INCOME TAXES (cont.)

At December 31, 2000, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:


                                                  Franklin        Franklin Global  Franklin Global  Franklin Growth
                                              Aggressive Growth   Communications     Health Care      and Income     Franklin High
                                               Securities Fund    Securities Fund  Securities Fund  Securities Fund   Income Fund
                                            ----------------------------------------------------------------------------------------
Investments at cost .......................     $15,909,733       $ 558,408,544      $38,083,923      $645,197,761    $ 283,157,133
                                            ========================================================================================
Unrealized appreciation ...................     $   604,965       $  69,346,683      $10,099,250      $201,001,289    $   3,908,091
Unrealized depreciation ...................      (3,572,163)       (104,178,227)      (2,323,211)      (31,957,312)    (101,188,674)
                                            ----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)      $(2,967,198)      $ (34,831,544)     $ 7,776,039      $169,043,977    $ (97,280,583)
                                            ========================================================================================


                                                                  Franklin Large      Franklin                          Franklin
                                               Franklin Income      Cap Growth    Natural Resources  Franklin Real  Rising Dividends
                                               Securities Fund   Securities Fund   Securities Fund    Estate Fund   Securities Fund
                                            ----------------------------------------------------------------------------------------
Investments at cost .......................     $ 645,287,061     $387,867,288       $42,011,841      $138,758,171    $284,491,887
                                            ========================================================================================
Unrealized appreciation ...................     $ 102,398,976     $108,626,525       $14,428,332      $ 41,516,083    $107,275,141
Unrealized depreciation ...................      (113,213,292)     (53,864,885)       (4,770,395)       (4,200,172)    (27,865,935)
                                            ----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)      $ (10,814,316)    $ 54,761,640       $ 9,657,937      $ 37,315,911    $ 79,409,206
                                            ========================================================================================

                                              Franklin S&P 500    Franklin Small Franklin Technology  Franklin U.S.   Franklin Value
                                                 Index Fund           Cap Fund     Securities Fund   Government Fund Securities Fund
                                            ----------------------------------------------------------------------------------------
Investments at cost .......................     $ 59,811,662      $566,485,043       $14,380,086      $417,915,658    $23,380,552
                                            ========================================================================================
Unrealized appreciation ...................     $  6,907,917      $220,335,554       $   524,078      $ 11,102,269    $ 5,250,091
Unrealized depreciation ...................      (11,363,849)      (90,896,188)       (4,160,737)       (3,664,094)    (2,186,352)
                                            ----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)      $ (4,455,932)     $129,439,366       $(3,636,659)     $  7,438,175    $ 3,063,739
                                            ========================================================================================

                                                  Franklin          Franklin           Mutual              Mutual       Templeton
                                                 Zero Coupon       Zero Coupon        Discovery            Shares         Asset
                                                 Fund - 2005       Fund - 2010    Securities Fund     Securities Fund  Strategy Fund
                                            ----------------------------------------------------------------------------------------
Investments at cost .......................     $57,293,438       $49,409,951        $175,712,400     $388,753,161    $617,498,330
                                            ========================================================================================
Unrealized appreciation ...................     $ 5,186,621       $ 7,417,570        $ 24,387,194     $ 75,571,479    $139,395,638
Unrealized depreciation ...................         (10,192)          (36,049)         (9,344,807)     (21,499,538)   (100,156,309)
                                            ----------------------------------------------------------------------------------------
Net unrealized appreciation ...............     $ 5,176,429       $ 7,381,521        $ 15,042,387     $ 54,071,941    $ 39,239,329
                                            ========================================================================================

                                                                                                                         Templeton
                                                  Templeton         Templeton            Templeton        Templeton    International
                                             Developing Markets   Global Income            Growth       International     Smaller
                                               Securities Fund   Securities Fund      Securities Fund Securities Fund Companies Fund
                                            ----------------------------------------------------------------------------------------
Investments at cost .......................     $433,292,452      $86,370,770        $1,200,843,720   $891,353,012    $31,005,714
                                            ========================================================================================
Unrealized appreciation ...................     $ 27,398,318      $   872,969        $  188,943,028   $235,847,269    $ 5,823,111
Unrealized depreciation ...................      (96,824,867)      (6,297,858)         (144,518,811)  (151,188,397)    (4,237,002)
                                            ----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)      $(69,426,549)     $(5,424,889)       $   44,424,217   $ 84,658,872    $ 1,586,109
                                            ========================================================================================

                                                Templeton
                                              Pacific Growth
                                             Securities Fund
                                            -----------------
Investments at cost .......................      $69,892,868
                                            =================
Unrealized appreciation ...................      $ 6,509,184

Unrealized depreciation ...................      (24,959,850)
                                            -----------------
Net unrealized depreciation ...............     $(18,450,666)
                                            =================

294
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 were as follows:


                                                  Franklin        Franklin Global  Franklin Global  Franklin Growth
                                              Aggressive Growth   Communications     Health Care      and Income     Franklin High
                                               Securities Fund    Securities Fund  Securities Fund  Securities Fund   Income Fund
                                            ----------------------------------------------------------------------------------------
Purchases .................................     $22,365,711       $  910,989,464     $53,041,368      $528,587,397    $  48,101,257
Sales .....................................     $ 5,669,330       $1,079,956,603     $36,055,805      $770,963,464    $129,341,922

                                                                  Franklin Large      Franklin                          Franklin
                                               Franklin Income      Cap Growth    Natural Resources  Franklin Real  Rising Dividends
                                               Securities Fund   Securities Fund   Securities Fund    Estate Fund   Securities Fund
                                            ----------------------------------------------------------------------------------------
Purchases .................................     $158,085,181      $300,716,999       $31,489,628      $25,544,453     $ 44,248,396
Sales .....................................     $425,424,070      $299,413,192       $37,077,462      $50,074,214     $192,948,206

                                              Franklin S&P 500    Franklin Small Franklin Technology  Franklin U.S.   Franklin Value
                                                 Index Fund           Cap Fund     Securities Fund   Government Fund Securities Fund
                                            ----------------------------------------------------------------------------------------
Purchases .................................     $49,929,460       $239,630,765       $22,688,497      $ 28,001,026    $15,729,733
Sales .....................................     $ 7,122,860       $106,916,209       $ 7,798,835      $136,893,814    $ 7,569,592

                                                  Franklin          Franklin           Mutual              Mutual       Templeton
                                                 Zero Coupon       Zero Coupon        Discovery            Shares         Asset
                                                 Fund - 2005       Fund - 2010    Securities Fund     Securities Fund  Strategy Fund
                                            ----------------------------------------------------------------------------------------
Purchases .................................     $19,593,180       $19,579,570        $121,564,585     $245,682,466    $196,134,361
Sales .....................................     $31,349,577       $39,298,076        $153,915,010     $307,933,073    $312,727,816

                                                                                                                         Templeton
                                                  Templeton         Templeton            Templeton        Templeton    International
                                             Developing Markets   Global Income            Growth       International     Smaller
                                               Securities Fund   Securities Fund      Securities Fund Securities Fund Companies Fund
                                            ----------------------------------------------------------------------------------------
Purchases .................................     $305,456,269      $32,367,266        $671,242,477     $  439,898,109  $10,875,265
Sales .....................................     $400,955,781      $60,052,552        $851,392,810     $1,229,714,659  $ 7,584,543

                                                   Templeton
                                                 Pacific Growth
                                                Securities Fund
                                            --------------------
Purchases .................................      $34,170,728
Sales .....................................      $59,816,986

Transactions in call options written during the year ended December 31, 2000 were as follows:

Mutual Shares Securities Fund

                                                 Number of     Premiums
                                                 Contracts     Received
                                               ---------------------------------
   Options outstanding at December 31, 1999 ..         --          $--
   Options written ...........................        564      202,517
   Options expired ...........................        (64)     (33,082)
   Options closed ............................       (468)    (162,905)
                                               ---------------------------------
   Options outstanding at December 31, 2000 ..         32     $  6,530
                                               ---------------------------------

Mutual Discovery Securities Fund

                                                 Number of     Premiums
                                                 Contracts     Received
                                               ---------------------------------
   Options outstanding at December 31, 1999 ..         --         $ --
   Options written ...........................      9,248       54,964
   Options expired ...........................     (9,248)     (54,964)
                                               ---------------------------------
   Options outstanding at December 31, 2000 ..         --         $ --
                                               ---------------------------------

                                                                             295
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

Each of the funds listed below has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the funds from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statements of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the funds' involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At December 31, 2000, certain funds have outstanding forward exchange contracts for the sale or purchase of currencies as set out below. The contracts are reported in the financial statements at each fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

Mutual Discovery Securities Fund


                                                                                   In        Settlement      Unrealized
            Contracts to Buy                                                  Exchange For      Date        Gains (Losses)
--------------------------------------------------------------------------
 1,168,881  Canadian Dollars .............................................  U.S. $ 772,015    1/31/01      U.S. $ 6,773
                                                                                ----------                   ----------
            Contracts to Sell
--------------------------------------------------------------------------
  8,184,593 Hong Kong Dollars ............................................  U.S.$1,050,913    1/19/01      U.S. $ 1,258
 11,594,842 Canadian Dollars .............................................       7,893,188    1/31/01           167,918
218,373,526 Japanese Yen .................................................       1,961,498    3/27/01            21,894
145,043,720 South Korean Won .............................................         125,775    5/07/01            25,143
                                                                                ----------                   ----------
                                                                            U.S.$11,031,374                     216,213
                                                                                ----------                   ----------
 Unrealized gain on forward exchange contracts ...........................                                 U.S.$222,986

            Contracts to Buy
--------------------------------------------------------------------------
 2,850,709  Canadian Dollars .............................................  U.S.$1,913,642   1/31/01       U.S.$(14,306)
                                                                                ----------                   ----------

            Contracts to Sell
--------------------------------------------------------------------------
 9,165,600  Swedish Krona ................................................  U.S.$  919,396    1/31/01      U.S.$(54,332)
 8,840,616  Danish Krone .................................................       1,030,828    2/13/01           (82,961)
18,463,625  European Unit ................................................      16,952,756    2/15/01          (419,346)
   289,973  British Pounds ...............................................         422,435    2/22/01           (11,147)
 7,920,373  European Unit ................................................       7,040,096    2/26/01          (415,079)
11,865,032  Swiss Francs .................................................       6,968,887    3/13/01          (398,932)
 7,796,355  Norwegian Krone ..............................................         855,867    3/13/01           (26,328)
   665,304  European Unit ................................................         571,351    3/14/01           (55,260)
24,336,414  Swedish Krona ................................................       2,536,232    3/15/01           (55,550)
11,774,169  British Pounds ...............................................      17,292,344    3/19/01          (318,719)
 2,804,600  South African Rand ...........................................         364,328    3/19/01            (3,144)
11,370,000  Japanese Yen .................................................         100,642    3/27/01              (298)
43,707,387  Swedish Krona ................................................       4,424,452    4/20/01          (238,412)
19,852,100  Swedish Krona ................................................       2,100,368    6/20/01           (23,121)
                                                                                ----------                   ----------
                                                                           U.S.$61,579,982                   (2,102,629)
                                                                                ----------                   ----------
 Unrealized loss on forward exchange contracts ...........................                                   (2,116,935)
                                                                                                            -----------

     Net unrealized loss on forward exchange contracts ...................                              U.S.$(1,893,949)
                                                                                                            ===========


296
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (cont.)
Mutual Shares Securities Fund


                                                                                   In        Settlement     Unrealized
            Contracts to Buy                                                  Exchange for       Date      Gains (Losses)
--------------------------------------------------------------------------
   800,000  Swedish Krona ................................................  U.S.  $ 80,550    4/20/01      U.S. $ 4,797
                                                                                ----------                   ----------

            Contracts to Sell
--------------------------------------------------------------------------
10,790,055  Hong Kong Dollars ............................................  U.S.$1,385,455    1/19/01      U.S. $ 1,656
 2,460,717  Canadian Dollars .............................................       1,672,486    1/31/01            32,989
68,862,981  Japanese Yen .................................................         618,548    3/27/01             6,904
                                                                                ----------                   ----------
                                                                            U.S.$3,676,489                       41,549
                                                                                ----------                   ----------
   Unrealized gain on forward exchange contracts .........................                                 U.S.$ 46,346
                                                                                                             ----------
            Contracts to Buy
--------------------------------------------------------------------------
 1,313,256  Canadian Dollars .............................................  U.S. $ 880,936    1/31/01      U.S.$ (5,956)
                                                                                ----------                   ----------

            Contracts to Sell
--------------------------------------------------------------------------
 1,650,869  Canadian Dollars .............................................  U.S.$1,074,998    1/31/01      U.S.$(24,922)
12,880,344  European Unit ................................................      11,818,822    2/15/01          (300,066)
 5,231,725  European Unit ................................................       4,601,867    2/26/01          (322,574)
 6,465,854  Swiss Francs .................................................       3,808,186    3/13/01          (206,910)
   678,138  European Unit ................................................         590,303    3/14/01           (48,395)
27,708,768  Swedish Krona ................................................       2,889,164    3/15/01           (61,768)
10,292,848  British Pounds ...............................................      15,117,356    3/19/01          (278,039)
16,900,000  Japanese Yen .................................................         149,591    3/27/01              (443)
10,856,447  Swedish Krona ................................................       1,098,986    4/20/01           (59,219)
 1,979,779  European Unit ................................................       1,697,948    4/30/01          (169,670)
   675,838  European Unit ................................................         622,940    5/21/01           (15,038)
   400,000  British Pounds ...............................................         570,322    5/29/01           (28,299)
   255,964  Swiss Francs .................................................         157,328    6/14/01            (2,692)
   941,100  Swedish Krona ................................................         100,000    6/20/01              (659)
   542,161  European Unit ................................................         505,954    6/22/01            (6,347)
                                                                                ----------                   ----------
                                                                            U.S.$44,803,765                  (1,525,041)
                                                                                ========= =                  ----------
Unrealized loss on forward exchange contracts ............................                                   (1,530,997)
                                                                                                             ----------
   Net unrealized loss on forward exchange contracts .....................                              U.S.$(1,484,651)
                                                                                                            ===========

A financial futures contract is an agreement between parties to buy or sell a security for a set price on a future date. The use of futures transactions involves risk of imperfect correlation in movements in the price of future contracts, interest rates, and the underlying hedged assets.

As of December 31, 2000, the Franklin S&P 500 Index Fund had the following futures contracts outstanding:

                                                                                 Delivery      Contract
Contracts to Buy                                           Number of Contracts    Dates       Face Value     Unrealized Loss
---------------------------------------------------------------------------------------------------------------------------
S&P 500 Index, Mar 01 .......................................       7           3/15/01      $2,428,507       $92,257

When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

                                                                             297
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


7. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin High Income Fund and the Franklin Income Securities Fund have 91.8% and 36.0%, respectively, of their portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At December 31, 2000, the Franklin High Income Fund, the Franklin Income Securities Fund, the Mutual Discovery Securities Fund, and the Mutual Shares Securities Fund held defaulted securities with values aggregating $4,479,125, $1,639,350, $4,504,110, and $13,758,269, respectively, representing 2.4%, .3%, 2.4%, and 3.1%, respectively, of each fund's net assets. For information as to specific securities, see the accompanying Statements of Investments.

For financial reporting purposes, the funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

8. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 2000 are as follows:


                                                                                         Acquisition
  Shares     Issuer                                                                         Date      Cost       Value
---------------------------------------------------------------------------------------------------------------------------
Franklin Aggressive Growth Securities Fund

      944    Micro Photonix Integration Corp., pfd., C (.05% of Net Assets) .........     6/23/00     $5,962     $5,962
                                                                                                             ==========
Franklin Income Securities Fund
3,591,464    Continucare Corp. (.17% of Net Assets) .................................     6/16/00 $2,469,132 $1,122,333
                                                                                                             ==========
Franklin Small Cap Fund
   41,093    3Ware Inc., pfd., D ....................................................     7/28/00   $229,176   $229,176
  116,889    Auspex Systems, Inc. ...................................................     9/22/00    930,729    736,401
                                                                                                             ----------
             Total Restricted Securities (.14% of Net Assets)........................                          $965,577
                                                                                                             ==========
Franklin Technology Securities Fund
    1,384    Micro Photonix Integration Corp., pfd., C (.08% of Net Assets) .........     6/23/00     $8,740     $8,740
                                                                                                             ==========
Mutual Discovery Securities Fund
   13,770    Security Capital European Realty (.10% of Net Assets) ..................     4/08/98   $275,400   $200,560
                                                                                                             ==========
Mutual Shares Securities Fund
   27,030    Security Capital European Realty (.09% of Net Assets) ..................     4/08/98   $540,600   $393,692
                                                                                                             ==========

9. MERGERS

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Growth Securities Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton Stock Fund pursuant to a plan of reorganization approved by TVP - Templeton Stock Fund's shareholders. The merger was accomplished by a tax-free exchange of 48,592,348 Class 1 shares and 4,308,381 Class 2 shares of the FTVIPT - Templeton Growth Securities Fund (valued at $12.93 per share and $12.89 per share, respectively) for the net assets of the TVP - Templeton Stock Fund which aggregated $683,833,597, including $122,735,093 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Templeton Growth Securities Fund immediately after the merger were $1,325,793,044.

On May 1, 2000, the FTVIPT - Franklin Large Cap Growth Securities Fund acquired the net assets of the TVP - Franklin Large Cap Growth Investments Fund pursuant to a plan of reorganization approved by TVP - Franklin Large Cap Growth Investments Fund's shareholders. The merger was accomplished by a tax-free exchange of 211,448 Class 1 shares of the FTVIPT - Franklin Large Cap Growth Securities Fund (valued at $21.20 per share) for the net assets of the TVP - Franklin Large Cap Growth Investments Fund which aggregated $4,482,695, including

298
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


9. MERGERS (cont.)

$452,216 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Franklin Large Cap Growth Securities Fund immediately after the merger were $451,317,918.

On May 1, 2000, the FTVIPT - Franklin Small Cap Fund acquired the net assets of the TVP - Franklin Small Cap Investments Fund pursuant to a plan of reorganization approved by TVP - Franklin Small Cap Investments Fund's shareholders. The merger was accomplished by a tax-free exchange of 162,686 Class 1 shares and 5,283,033 Class 2 shares of the FTVIPT - Franklin Small Cap Fund (valued at $24.87 per share and $24.78 per share, respectively) for the net assets of the TVP - Franklin Small Cap Investments Fund which aggregated $134,959,580, including $11,452,838 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Franklin Small Cap Fund immediately after the merger were $640,938,780.

On May 1, 2000, the FTVIPT - Mutual Shares Securities Fund acquired the net assets of the TVP - Mutual Shares Investments Fund pursuant to a plan of reorganization approved by TVP - Mutual Shares Investments Fund's shareholders. The merger was accomplished by a tax-free exchange of 295,300 Class 1 shares and 251,168 Class 2 shares of the FTVIPT - Mutual Shares Securities Fund (valued at $12.72 per share and $12.73 per share, respectively) for the net assets of the TVP - Mutual Shares Investments Fund which aggregated $6,953,615 including $196,155 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Mutual Shares Securities Fund immediately after the merger were $424,728,065.

On May 1, 2000, the FTVIPT - Templeton Asset Strategy Fund acquired the net assets of TVP - Templeton Asset Allocation Fund pursuant to a plan of reorganization approved by the TVP - Templeton Asset Allocation Fund's shareholders. The merger was accounted for by the method of accounting for tax-free business combinations of investment companies. The financial statements of TVP - Templeton Asset Allocation Fund survived the reorganization; therefore, the financial statements of FTVIPT - Templeton Asset Strategy Fund reflect the financial statements of TVP - Templeton Asset Allocation Fund. Immediately preceding the merger, the FTVIPT - Templeton Asset Strategy Fund completed a reverse split of its shares in the ratio of one new Class 1 share for each .6062 existing Class 1 share and one new Class 2 share for each .6066 existing Class 2 share. As a result, the FTVIPT - Templeton Asset Strategy Fund net asset value per share was $18.93 for Class 1 and $18.88 for Class 2 on May 1, 2000. TVP - Templeton Asset Allocation Fund's shareholders contributed net assets having an aggregate value of $653,548,460 (including $91,802,754 of unrealized appreciation) in exchange for 2,830,073 Class 1 shares and 2,893 Class 2 shares (post-split) of the FTVIPT - Templeton Asset Strategy Fund. Immediately prior to the merger, FTVIPT - Templeton Asset Strategy Fund had net assets of $53,628,010 (including unrealized depreciation of $347,919). Upon completion of the merger, the combined net assets of the FTVIPT - Templeton Asset Strategy Fund were $707,176,470.

On May 1, 2000, the FTVIPT - Templeton Developing Markets Securities Fund acquired the net assets of TVP - Templeton Developing Markets Fund pursuant to a plan of reorganization approved by the TVP - Templeton Developing Markets Fund's shareholders. The merger was accounted for by the method of accounting for tax-free business combinations of investment companies. The financial statements of TVP - Templeton Developing Markets Fund survived the reorganization; therefore, the financial statements of FTVIPT - Templeton Developing Markets Securities Fund reflect the financial statements of TVP - Templeton Developing Markets Fund. Immediately preceding the merger, the FTVIPT - Templeton Developing Markets Securities Fund completed a split of its shares in the ratio of one new Class 1 share for each 1.3959 existing Class 1 share and one new Class 2 share for each 1.3996 existing Class 2 share. As a result, the FTVIPT - Templeton Developing Markets Securities Fund net asset value per share was $6.46 for Class 1 and $6.44 for Class 2 on May 1, 2000. TVP - Templeton Developing Markets Fund's shareholders contributed net assets having an aggregate value of $308,060,631 (including $7,715,560 of unrealized appreciation) in exchange for 23,685,284 Class 1 shares and 66,980 Class 2 shares (post-split) of the FTVIPT - Templeton Developing Markets Securities Fund. Immediately prior to the merger, FTVIPT - Templeton Developing Markets Securities Fund had net assets of $153,438,671 (including unrealized appreciation of $14,920,668). Upon completion of the merger, the combined net assets of the FTVIPT - Templeton Developing Markets Securities Fund were $461,499,302.

On May 1, 2000, the FTVIPT - Templeton Global Income Securities Fund acquired the net assets of the TVP - Templeton Bond Fund pursuant to a plan of reorganization approved by TVP - Templeton Bond Fund's shareholders. The merger was accomplished by a tax-free exchange of 1,620,086 Class 1 shares and 70,754 Class 2 shares of the FTVIPT - Templeton Global Income Securities Fund (valued at $10.78 per share and $10.74 per share, respectively) for the net assets of the TVP - Templeton Bond Fund which aggregated $18,224,465, including $1,980,489 of unrealized depreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Templeton Global Income Securities Fund immediately after the merger were $94,683,176.

                                                                             299

Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)

9. MERGERS (cont.)

On May 1, 2000, the FTVIPT - Templeton International Securities Fund acquired the net assets of TVP - Templeton International Fund pursuant to a plan of reorganization approved by the TVP - Templeton International Fund's shareholders. The merger was accounted for by the method of accounting for tax-free business combinations of investment companies. The financial statements of TVP - Templeton International Fund survived the reorganization; therefore, the financial statements of FTVIPT - Templeton International Securities Fund reflect the financial statements of TVP - Templeton International Fund. Immediately preceding the merger, FTVIPT - Templeton International Securities Fund completed a reverse split of its shares in the ratio of one new Class 1 share for each .6496 existing Class 1 share and one new Class 2 share for each
 .6496 existing Class 2 share. As a result, the FTVIPT - Templeton International Securities Fund net asset value per share was $18.20 for Class 1 and $18.12 for Class 2 on May 1, 2000. TVP - Templeton International Fund's shareholders contributed net assets having an aggregate value of $1,071,394,151 (including $137,586,448 of unrealized appreciation) in exchange for 35,794,416 Class 1 shares and 177,521 Class 2 shares (post-split) of the FTVIPT - Templeton International Securities Fund. Immediately prior to the merger, FTVIPT -Templeton International Securities Fund had net assets of $654,675,060 (including unrealized appreciation of $16,819,111). Upon completion of the merger, the combined net assets of the FTVIPT - Templeton International Securities Fund were $1,726,069,211.

10. Other Considerations

Advisers, as manager of certain funds, may serve as a member of various bondholder's steering committees, representing bondholder's interests in certain corporate restructuring negotiations, or on creditors committees. Currently the Manager serves on the Official Committee of Unsecured Creditors of AMF Bowling Worldwide, Inc., Anacomp, Inc., and Styling Technology Corp. As a result of this involvement, Advisers may be in possession of certain material non-public information. The funds' Manager has not nor does it intend to sell any of its holdings in these securities while in possession of such information.

                                                                             300
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Independent Auditors' Report


To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Franklin Templeton Variable Insurance Products Trust (hereafter referred to as the "Funds") at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of Templeton Asset Strategy Fund, Templeton Developing Markets Securities Fund, and Templeton International Securities Fund for each of the three years in the period ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

San Francisco, California
February 6, 2001

                                                                             301
Page
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2000.


   Franklin Global     Franklin Global     Franklin Growth                         Franklin Large        Franklin
   Communications        Health Care         and Income        Franklin Income       Cap Growth      Rising Dividends
   Securities Fund     Securities Fund     Securities Fund     Securities Fund     Securities Fund    Securities Fund
---------------------------------------------------------------------------------------------------------------------------
     $86,545,428         $2,002,396          $46,683,982         $28,907,050         $54,821,554        $18,568,837

                 Franklin      Franklin        Mutual          Mutual         Templeton      Templeton       Templeton
Franklin Value  Zero Coupon   Zero Coupon     Discovery        Shares           Asset         Growth       International
Securities Fund Fund - 2005   Fund - 2010  Securities Fund Securities Fund  Strategy Fund Securities Fund Securities Fund
---------------------------------------------------------------------------------------------------------------------------
  $635,707       $567,328     $2,388,820     $16,793,869     $15,491,393     $51,475,949   $152,120,710    $155,849,714

Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2000.


   Franklin Global     Franklin Global     Franklin Growth                                            Franklin Large
   Communications        Health Care         and Income         Franklin High      Franklin Income      Cap Growth
   Securities Fund     Securities Fund     Securities Fund       Income Fund       Securities Fund    Securities Fund
---------------------------------------------------------------------------------------------------------------------------
        2.86%               100%               30.63%              51.37%              18.86%             36.33%

      Franklin            Franklin                                                                        Mutual
  Natural Resources   Rising Dividends    Franklin S&P 500     Franklin Small      Franklin Value        Discovery
   Securities Fund     Securities Fund       Index Fund           Cap Fund         Securities Fund    Securities Fund
---------------------------------------------------------------------------------------------------------------------------
        100%               55.10%               100%                3.67%               100%              11.93%

       Mutual             Templeton           Templeton
       Shares               Asset              Growth
   Securities Fund      Strategy Fund      Securities Fund
----------------------------------------------------------
       36.33%               100%               35.13%


302


PAGE

[FRANKLIN TEMPLETON LOGO]
FRANKLIN(R) TEMPLETON(R) INVESTMENTS



ANNUAL REPORT
Franklin Templeton Variable Insurance Products Trust

INVESTMENT MANAGERS
Franklin Advisers, Inc.
Franklin Advisory Services, LLC
Franklin Mutual Advisers, LLC
Templeton Asset Management, Ltd., Singapore
Templeton Global Advisors Limited
Templeton Investment Counsel, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (VIP) shares are generally sold only to insurance company separate accounts ("Separate Account") to serve as the investment vehicles for both variable annuity and variable life insurance contracts. This report must be preceded or accompanied by the current prospectus for the applicable contract, which includes the Separate Account and the VIP prospectuses, which contain more detailed information, including sales charges, risks and advantages. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdicion in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls may be identified by the presence of a regular beeping tone.




FTVIP A00 02/01                [RECYCLED GRAPHICS] Printed on recycled paper